UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09913

AIM Counselor Series Trust

(Invesco Counselor Series Trust)

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Address of principal executive offices) (Zip code)

Sheri Morris 11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 8/31

Date of reporting period: 8/31/22

ITEM 1.	REPORTS TO STOCKHOLDERS.

(a) The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

(b) Not applicable.

Annual Report to Shareholders	August 31, 2022

Invesco American Franchise Fund

Nasdaq:

A: VAFAX ∎ C: VAFCX ∎ R: VAFRX ∎ Y: VAFIX ∎ R5: VAFNX ∎ R6: VAFFX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

6	Liquidity Risk Management Program

8	Schedule of Investments

11	Financial Statements

14	Financial Highlights

15	Notes to Financial Statements

21	Report of Independent Registered Public Accounting Firm

22	Fund Expenses

23	Approval of Investment Advisory and Sub-Advisory Contracts

25	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2022, Class A shares of Invesco American Franchise Fund (the Fund), at net asset value (NAV), underperformed the Russell 1000 Growth Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/21 to 8/31/22, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-26.93%
Class C Shares	-27.50
Class R Shares	-27.12
Class Y Shares	-26.73
Class R5 Shares	-26.76
Class R6 Shares	-26.70
S&P 500 Index▼ (Broad Market Index)	-11.23
Russell 1000 Growth Index▼ (Style-Specific Index)	-19.06
Lipper Large-Cap Growth Funds Index∎ (Peer Group Index)	-25.99

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

The fiscal year began with increasing volatility and the US stock market saw a selloff through most of September due to increasing concerns of inflation resulting from a spike in oil prices and supply chain shortages causing rising costs. Despite the Consumer Price Index (CPI) increasing monthly from June through September 2021,1 the US Federal Reserve (the Fed) declined to raise interest rates at its September 2021 Federal Open Market Committee meeting.

    Equity markets saw continued volatility in the fourth quarter of 2021 amid record inflation and the emergence of a new COVID-19 variant. Pandemic-related supply chain disruption and labor shortages intensified during the quarter, resulting in broadly higher input costs for companies and consumers alike.     Additionally, the price of oil rose to nearly $85 per barrel in October, 2 causing higher gas prices for consumers and pushing energy stocks higher. The CPI reported for November increased 0.8%, resulting in a 6.8% increase over the prior 12 months, the highest since 1982.1 To combat inflation, the Fed announced a faster pace of “tapering” at its December meeting, pledging to end its asset purchase program by March 2022. The Fed also announced the potential for three interest rate increases in 2022. With solid corporate earnings and optimism about the COVID-19 Omicron variant reporting milder symptoms, stocks rallied at the 2021 year-end.

    Equity markets declined in the first quarter of 2022 amid volatility sparked by Russia’s invasion of Ukraine, rising commodity prices, rampant global inflation and the Fed’s shift toward tighter monetary policy. Russia’s invasion exacerbated inflationary pressures, disrupting already strained supply chains and increasing shortages of oil, gas and raw materials.

The price of oil rose sharply, with crude prices reaching their highest price per barrel since 2008.2 The CPI rose by another 7.9% for the 12 months ended February 2022 reaching a 40 year high.1 To combat inflation, the Fed raised the federal funds rate by a one-quarter percentage point in March.

    As the war in Ukraine continued and corporate earnings in high-profile names, like Netflix, reported slowing growth and profits, the equity markets sold off for much of April 2022. The downward direction of the equity markets continued for much of the second quarter of 2022 amid record inflation, rising interest rates and an increasing likelihood of a US recession. Driven by higher food and energy prices, the CPI rose by yet another 8.6% for the 12 months ended May 2022 reaching a 40 year high.1 Oil prices peaked near $122 per barrel in early June, resulting in skyrocketing gasoline prices; the national average price reached a record high above $5 per gallon in early June.2 To tame inflation, the Fed raised the benchmark federal funds rate three more times, by 0.50% in May, 0.75% in June and another 0.75% in July, which were the largest increases in nearly 30 years.3 US equity markets rose in July and much of August until Fed chairman Jerome Powell’s hawkish comments at Jackson Hole, Wyoming, an economic policy symposium sparked a sharp selloff at month end. Due to declining energy prices, the CPI rose by 8.5% for the 12 months ending July,1 down slightly from June, but still at multi-decade highs and far above the Fed’s 2% annual inflation target. As a result, the Fed indicated that it would continue taking aggressive action to curb inflation, though such measures could “bring pain to households and businesses.” The remarks deflated investor optimism that the Fed would pause rate hikes in the second half of 2022 and increased the likelihood of a US recession. In this environment, US stocks had negative double-digit returns of -11.23% for the fiscal year ended August 31, 2022, measured by the S&P 500 Index.4

    In this market environment, the Fund produced a negative return and underperformed its style-specific benchmark. Relative underperformance was driven by stock selection in the information technology (IT), consumer discretionary, consumer staples and health care sectors. An underweight allocation relative to the benchmark in the IT and consumer staples sectors was also a drag on performance results. Headwinds impacting IT sector names during the fiscal year included more persistent inflation, interest rate hikes and a slowing economy, which created a risk-off environment where higher beta, longer-duration equities sold off. Similar headwinds impacted other high-growth industries such as pharmaceuticals biotechnology & life sciences in the health care sector. Consumer staple and consumer discretionary sector holdings struggled due to cyclical concerns driving fear over demand destruction and a looming recession. This dynamic was pervasive despite healthy fundamentals among many of these holdings. Relative performance was helped by stock selection and an overweight to the energy sector, which rallied as demand for travel and experiences soared following a broad reopening of economies as COVID-19 fears diminished. Russia’s invasion of Ukraine exacerbated already strained supply chains pushing energy prices even higher. Similar supply chain constraints also helped material sector exposure, especially among metals & mining companies as commodity prices soared. As a result, materials sector stock selection and an overweight contributed to relative performance results for the fiscal year.

    The top individual detractors from an absolute perspective included Meta Platforms, Amazon.com and Alphabet.

    Meta Platforms, formerly known as Facebook, faced a number of crosscurrents during the fiscal year that created weaker than expected earnings results for the social media company. Among them was privacy changes to Apple’s operating system that required users to opt-in to allow third party applications, like Meta to track user data for advertising purposes, which has presented a headwind to its advertising business. Meta has also experienced a decline in user engagement and time spent on its applications and services, such as short-term video, as rival social media companies gain market share. Recently, Meta also announced plans to pause hiring and scale back its investments in the business suggesting the potential for more challenges ahead.

    Amazon.com is the leading global eCommerce platform, positioned to become the leading aggregator of merchandise, content and services – an “everything on demand” platform. Amazon.com is also the leading

2	Invesco American Franchise Fund

cloud infrastructure company poised to capture significant technology spending and has high profit margin opportunities in advertising and numerous other investments. The stock had been fairly flat during 2021 as investors waited for the previously strong comparison periods during the height of COVID-19 lockdowns to pass. In 2022, the stock struggled as investor interest waned for higher growth, longer duration stocks. Most recently, a disappointing earnings report, which showed a decrease in operating cash flow and a higher cost outlook, caused a steep sell-off in the stock. The company is currently sitting on excess capacity in terms of labor and warehouses, which we believe will lessen the need for their typical third quarter ramp to get ready for the holiday season. We believe current dynamics to be transitory with an improved performance profile in the latter portion of the year as both its Prime Days are reflected in earnings and as macroeconomic headwinds slowly subside.

    Search engine and video sharing platform, Alphabet has largely been resilient amid increasing macroeconomic headwinds delivering better than feared earnings results. Nevertheless there have been growing concerns surrounding the company including increasing advertising inventory as over-the-top streaming names such as Netflix and Disney+ roll out ad-supported versions of their services. This has the potential to shift a portion of advertising budgets towards other platforms at the expense of Alphabet. Additionally, as companies contend with a slowing economy, many are scaling back advertising spending, which is Alphabet’s primary source of revenue.

    Top individual contributors on an absolute basis during the fiscal year included APA Corporation, Occidental Petroleum and Enphase Energy.

    APA Corporation, commonly referred to as Apache, is a North American oil and gas producer and has benefited from several factors that have driven the price of oil and natural gas higher. Among them have been a resurgence in demand for oil as economies reopened following COVID-19 lockdowns, the willingness of OPEC to temper its production capacity if oil prices fell too sharply, Russia cutting off the supply of natural gas to Europe by shuttering its Nord Stream pipeline and China’s dovish central bank taking stimulative measures to boost economic growth have all been tailwinds for the energy sector broadly. APA Corporation also recently announced they struck oil and gas off the coast of Suriname, which was well received by investors. We exited our position in APA Corporation during the fiscal year.

    Occidental Petroleum has also benefited from the tailwinds that have lifted other energy companies highly levered to oil prices. During the fiscal year, the oil company saw record levels of Free Cash Flow and announced plans to increase its dividends, a $3 billion share buyback and additional plans to pay down its debt. Famed investor, Warrant Buffett, also purchased a 15% stake in the company which sent its share price even higher. Occidental Petroleum was sold from the portfolio during the fiscal year.

    Energy technology firm, Enphase Energy is a uniquely positioned solar company that has created an improved power inverter allowing it to expand to other use cases including auto charging, heat pumps and battery storage. As the price for oil increased, demand for alternative sources of energy including solar has also increased, providing a boon to Enphase Energy’s business. Enphase Energy is also expanding into Europe, which is experiencing an energy crisis and expected to drive strong demand for solar energy to help bring down skyrocketing electricity prices.

    We have been active in the portfolio to reduce risk as we believe we are in the later part of the economic cycle and have positioned the portfolio somewhat defensively to account for the impact of rising rates. Recent shifts include reducing beta, higher valuation and longer duration companies which are more sensitive to rising interest rates. Currently, we are more sensitive to immediate versus future profits and have a lower valuation tolerance than we would in expansionary times. While we are expecting further interest rate increases in the near term, we believe inflation will begin to cool naturally as consumers and enterprises scale back in the face of tighter conditions and as supply chain disruptions resolve. This should impact the pace and magnitude of rate hikes in our opinion. We are watching closely for a change in tone from central banks following the early moderation of both inflation and economic growth that we are beginning to see. We see select secular growers trading at attractive valuations and believe market sentiment will likely rotate more favorably towards these long-term compounders during the second half of 2022. As we continue to evaluate data and timing to rotate capital into growing their stocks, we remain positioned somewhat defensively, with a lower than benchmark valuation, for a decelerating economic environment and currently elevated inflation. Longer term, we believe that change is the fuel for growth and portfolios, thus we generally seek “sharetakers”, companies that can gain market share through technology-enabled advantages in their business models and with offerings that benefit from the continued disruptive shifts in enterprise and consumer behavior.

    Thank you for your commitment to the Invesco American Franchise Fund and for sharing our long-term investment horizon.

1	Source: US Bureau of Labor Statistics

2	Source: Bloomberg LP

3	Source: US Federal Reserve

4	Source: Lipper Inc.

Portfolio manager(s):

Ido Cohen

Erik Voss - Lead

The views and opinions expressed in management’s discussion of Fund performance are those of

Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco American Franchise Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/12

1 Source: RIMES Technologies Corp.

2 Source: Lipper Inc.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco American Franchise Fund

Average Annual Total Returns
As of 8/31/22, including maximum applicable sales charges
Class A Shares
Inception (6/23/05)	9.01%
10 Years	11.92
5 Years	8.68
1 Year	-30.94
Class C Shares
Inception (6/23/05)	9.01%
10 Years	11.87
5 Years	9.09
1 Year	-28.05
Class R Shares
Inception (5/23/11)	10.61%
10 Years	12.27
5 Years	9.64
1 Year	-27.12
Class Y Shares
Inception (6/23/05)	9.63%
10 Years	12.83
5 Years	10.20
1 Year	-26.73
Class R5 Shares
Inception (12/22/10)	11.41%
10 Years	12.90
5 Years	10.23
1 Year	-26.76
Class R6 Shares
10 Years	13.00%
5 Years	10.32
1 Year	-26.70

Effective June 1, 2010, Class A, Class C and Class I shares of the predecessor fund, Van Kampen American Franchise Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class C and Class Y shares, respectively, of Invesco Van Kampen American Franchise Fund (renamed Invesco American Franchise Fund). Returns shown above, prior to June 1, 2010, for Class A, Class C and Class Y shares are those for Class A, Class C and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of the Fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco American Franchise Fund

Supplemental Information

Invesco American Franchise Fund’s investment objective is to seek long-term capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of August 31, 2022, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎

The Russell 1000® Growth Index is an unmanaged index considered representative of large-cap growth stocks. The Russell 1000 Growth Index is a trademark/ service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

∎	The Lipper Large-Cap Growth Funds Index is an unmanaged index considered representative of large-cap growth funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 21-23, 2022, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2021, through December 31, 2021 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus pandemic on the Fund and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.
The Report stated, in relevant part, that during the Program Reporting Period:
∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco American Franchise Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Information Technology	39.97%

Consumer Discretionary	16.37

Health Care	13.80

Communication Services	10.31

Industrials	7.01

Consumer Staples	3.28

Financials	2.81

Energy	2.80

Other Sectors, Each Less than 2% of Net Assets	1.24

Money Market Funds Plus Other Assets Less Liabilities	2.41

Top 10 Equity Holdings*

		% of total net assets

1.	Microsoft Corp.	9.03%

2.	Amazon.com, Inc.	7.44

3.	Apple, Inc.	7.37

4.	Alphabet, Inc., Class A	5.07

5.	UnitedHealth Group, Inc.	3.83

6.	Visa, Inc., Class A	3.49

7.	Bayer AG	2.99

8.	NVIDIA Corp.	2.13

9.	Lowe’s Cos., Inc.	1.95

10.	ServiceNow, Inc.	1.83

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of August 31, 2022.

7	Invesco American Franchise Fund

Schedule of Investments(a)

August 31, 2022

	Shares	Value

Common Stocks & Other Equity Interests–97.59%
Aerospace & Defense–2.28%
Airbus SE (France)	559,368	$54,884,252

Lockheed Martin Corp.	394,193	165,604,421

Textron, Inc.	639,093	39,866,622

		260,355,295

Agricultural & Farm Machinery–1.02%
Deere & Co.	318,226	116,232,046

Application Software–6.30%
Adobe, Inc.(b)	188,947	70,560,368

Datadog, Inc., Class A(b)	284,085	29,814,721

HubSpot, Inc.(b)(c)	122,716	41,360,201

Intuit, Inc.	210,619	90,941,072

Paycom Software, Inc.(b)	274,398	96,368,577

Roper Technologies, Inc.	133,356	53,686,458

salesforce.com, inc.(b)	785,983	122,707,666

Synopsys, Inc.(b)	354,410	122,632,948

Trade Desk, Inc. (The), Class A(b)	1,486,593	93,209,381

		721,281,392

Asset Management & Custody Banks–0.53%
Blackstone, Inc., Class A	60,594	5,692,200

KKR & Co., Inc., Class A	1,090,928	55,157,320

		60,849,520

Automobile Manufacturers–1.34%
General Motors Co.	2,536,379	96,915,042

Tesla, Inc.(b)	206,841	57,007,448

		153,922,490

Automotive Retail–0.83%
O’Reilly Automotive, Inc.(b)	136,071	94,857,815

Biotechnology–1.86%
AbbVie, Inc.	1,058,166	142,281,000

Alnylam Pharmaceuticals, Inc.(b)	90,053	18,611,254

Horizon Therapeutics PLC(b)	871,839	51,621,587

		212,513,841

Casinos & Gaming–0.80%
Caesars Entertainment, Inc.(b)(c)	209,468	9,032,260

PENN Entertainment, Inc.(b)(c)	2,648,031	82,698,008

		91,730,268

Construction Machinery & Heavy Trucks–0.34%
Caterpillar, Inc.	208,791	38,565,786

Consumer Electronics–0.68%
Sony Group Corp. (Japan)	980,300	77,756,054

Copper–0.29%
Freeport-McMoRan, Inc.	1,105,450	32,721,320

Data Processing & Outsourced Services–3.49%
Visa, Inc., Class A(c)	2,008,528	399,114,599

Diversified Metals & Mining–0.39%
Glencore PLC (Australia)(b)	8,164,211	44,668,076

	Shares	Value

Diversified Support Services–0.49%
Cintas Corp.	137,654	$56,003,153

Electrical Components & Equipment–0.65%
Generac Holdings, Inc.(b)(c)	338,357	74,577,266

Electronic Equipment & Instruments–1.49%
Teledyne Technologies, Inc.(b)	464,328	171,039,862

Environmental & Facilities Services–0.69%
Republic Services, Inc.	555,397	79,266,260

Financial Exchanges & Data–0.56%
S&P Global, Inc.	181,518	63,927,009

Food Distributors–1.36%
Sysco Corp.	816,602	67,141,017

US Foods Holding Corp.(b)	2,875,065	88,034,490

		155,175,507

Food Retail–0.38%
HelloFresh SE (Germany)(b)	1,818,458	43,585,930

General Merchandise Stores–0.57%
Target Corp.	404,848	64,913,328

Health Care Distributors–1.25%
AmerisourceBergen Corp.	512,746	75,148,054

McKesson Corp.	184,495	67,709,665

		142,857,719

Health Care Equipment–1.48%
Abbott Laboratories	477,980	49,064,647

DexCom, Inc.(b)	416,040	34,202,648

Edwards Lifesciences Corp.(b)	712,234	64,172,284

Intuitive Surgical, Inc.(b)	104,597	21,519,787

		168,959,366

Home Improvement Retail–1.95%
Lowe’s Cos., Inc.	1,148,453	222,960,665

Hotels, Resorts & Cruise Lines–0.87%
Booking Holdings, Inc.(b)	53,312	100,003,183

Hypermarkets & Super Centers–0.57%
Walmart, Inc.	491,786	65,186,234

Insurance Brokers–0.70%
Aon PLC, Class A	145,307	40,578,433

Marsh & McLennan Cos., Inc.	248,521	40,103,834

		80,682,267

Integrated Oil & Gas–0.30%
Exxon Mobil Corp.	67,616	6,463,413

Suncor Energy, Inc. (Canada)	846,440	27,356,941

		33,820,354

Interactive Home Entertainment–3.36%
Electronic Arts, Inc.	1,293,741	164,136,921

Nintendo Co. Ltd. (Japan)	290,000	118,365,442

Take-Two Interactive Software, Inc.(b)	828,336	101,520,860

		384,023,223

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco American Franchise Fund

	Shares	Value

Interactive Media & Services–6.18%
Alphabet, Inc., Class A(b)	5,362,008	$580,276,506

Baidu, Inc., ADR (China)(b)	110,417	15,896,735

Kuaishou Technology (China)(b)(d)	8,745,200	75,995,045

Meta Platforms, Inc., Class A(b)	211,370	34,438,514

		706,606,800

Internet & Direct Marketing Retail–9.33%
Amazon.com, Inc.(b)	6,710,768	850,724,059

Farfetch Ltd., Class A (United Kingdom)(b)(c)	5,256,291	52,720,599

JD.com, Inc., ADR (China)(c)	2,581,386	163,892,197

		1,067,336,855

Internet Services & Infrastructure–1.67%
Cloudflare, Inc., Class A(b)(c)	475,217	29,734,327

MongoDB, Inc.(b)(c)	294,352	95,034,487

Snowflake, Inc., Class A(b)(c)	369,703	66,897,758

		191,666,572

Life Sciences Tools & Services–1.54%
Danaher Corp.	84,562	22,824,129

Thermo Fisher Scientific, Inc.	281,521	153,519,032

		176,343,161

Managed Health Care–3.94%
Elevance Health, Inc.	25,763	12,497,889

UnitedHealth Group, Inc.	843,385	437,995,132

		450,493,021

Movies & Entertainment–0.77%
Netflix, Inc.(b)	396,640	88,672,838

Oil & Gas Equipment & Services–0.88%
Schlumberger N.V.	2,636,452	100,580,644

Oil & Gas Exploration & Production–1.42%
Antero Resources Corp.(b)	2,872,265	115,120,381

ConocoPhillips	436,612	47,787,184

		162,907,565

Oil & Gas Refining & Marketing–0.20%
Marathon Petroleum Corp.	227,405	22,911,054

Other Diversified Financial Services–0.06%
Apollo Global Management, Inc.	116,016	6,448,169

Pharmaceuticals–3.73%
AstraZeneca PLC (United Kingdom)	241,266	29,856,330

Bayer AG (Germany)	6,460,755	341,520,758

Eli Lilly and Co.	164,174	49,454,134

Novo Nordisk A/S, Class B (Denmark)	59,402	6,345,760

		427,176,982

Property & Casualty Insurance–0.96%
Chubb Ltd.	421,460	79,677,013

Progressive Corp. (The)	247,547	30,361,640

		110,038,653

Semiconductor Equipment–1.37%
Applied Materials, Inc.	285,713	26,877,022

ASML Holding N.V., New York Shares (Netherlands)(c)	162,273	79,504,034

	Shares	Value

Semiconductor Equipment–(continued)
Enphase Energy, Inc.(b)	177,494	$50,841,381

		157,222,437

Semiconductors–5.53%
Advanced Micro Devices, Inc.(b)	1,425,704	120,999,498

Marvell Technology, Inc.	671,689	31,448,479

Monolithic Power Systems, Inc.	252,782	114,555,747

NVIDIA Corp.	1,618,148	244,243,259

QUALCOMM, Inc.	914,051	120,901,526

		632,148,509

Soft Drinks–0.97%
Monster Beverage Corp.(b)	1,245,232	110,613,959

Specialized REITs–0.56%
Crown Castle, Inc.	376,339	64,289,991

Systems Software–12.75%
Crowdstrike Holdings, Inc., Class A(b)(c)	429,095	78,357,038

Microsoft Corp.	3,949,793	1,032,752,375

Palo Alto Networks, Inc.(b)(c)	247,699	137,921,280

ServiceNow, Inc.(b)(c)	482,461	209,687,200

		1,458,717,893

Technology Hardware, Storage & Peripherals–7.37%
Apple, Inc.	5,359,948	842,691,025

Trading Companies & Distributors–0.92%
Fastenal Co.	1,131,844	56,965,708

United Rentals, Inc.(b)(c)	163,595	47,776,284

		104,741,992

Trucking–0.62%
Knight-Swift Transportation Holdings, Inc.	1,130,451	57,099,080

Lyft, Inc., Class A(b)(c)	920,816	13,563,620

		70,662,700

Total Common Stocks & Other Equity Interests (Cost $8,210,699,257)		11,163,820,648

Money Market Funds–1.33%
Invesco Government & Agency Portfolio, Institutional Class, 2.22%(e)(f)	53,285,703	53,285,703

Invesco Liquid Assets Portfolio, Institutional Class, 2.26%(e)(f)	38,057,453	38,065,065

Invesco Treasury Portfolio, Institutional Class, 2.14%(e)(f)	60,897,946	60,897,946

Total Money Market Funds (Cost $152,244,908)		152,248,714

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-98.92% (Cost $8,362,944,165)		11,316,069,362

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–5.58%
Invesco Private Government Fund, 2.29%(e)(f)(g)	178,796,448	178,796,448

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco American Franchise Fund

	Shares	Value

Money Market Funds–(continued)
Invesco Private Prime Fund, 2.37%(e)(f)(g)	459,716,323	$459,762,305

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $638,522,405)		638,558,753

TOTAL INVESTMENTS IN SECURITIES–104.50% (Cost $9,001,466,570)		11,954,628,115

OTHER ASSETS LESS LIABILITIES–(4.50)%		(514,506,451)

NET ASSETS–100.00%		$11,440,121,664

Investment Abbreviations:

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2022.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at August 31, 2022 represented less than 1% of the Fund’s Net Assets.

(e)

Affiliated issuer. The issuer is affiliated by having an investment adviser that is under common control of Invesco Ltd. and/or is an “affiliated person” under the Investment Company Act of 1940, as amended (the “1940 Act”), which defines “affiliated person” to include an issuer of which a fund holds 5% or more of the outstanding voting securities. For the Investments in Other Affiliates below, the Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$15,588,579	$1,341,855,616	$(1,304,158,492)	$-	$-	$53,285,703	$ 250,651
Invesco Liquid Assets Portfolio, Institutional Class	11,134,585	951,164,745	(924,227,230)	3,806	(10,841)	38,065,065	178,471
Invesco Treasury Portfolio, Institutional Class	17,815,519	1,533,549,275	(1,490,466,848)	-	-	60,897,946	251,054
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	163,398,254	2,141,044,994	(2,125,646,800)	-	-	178,796,448	1,071,210	*
Invesco Private Prime Fund	381,262,596	4,101,940,427	(4,023,340,768)	36,344	(136,294)	459,762,305	3,132,233	*
Investments in Other Affiliates:
Reata Pharmaceuticals, Inc.	269,677,142	-	(77,137,861)	32,829,244	(225,368,525)	-	-
Total	$858,876,675	$10,069,555,057	$(9,944,977,999)	$32,869,394	$(225,515,660)	$790,807,467	$4,883,619

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco American Franchise Fund

Statement of Assets and Liabilities

August 31, 2022

Assets:

Investments in unaffiliated securities, at value (Cost $8,210,699,257)*	$11,163,820,648

Investments in affiliated money market funds, at value (Cost $790,767,313)	790,807,467

Foreign currencies, at value (Cost $168,882)	168,570

Receivable for:
Investments sold	193,951,475

Fund shares sold	855,254

Dividends	8,913,016

Investment for trustee deferred compensation and retirement plans	1,839,880

Other assets	458,745

Total assets	12,160,815,055

Liabilities:
Payable for:
Investments purchased	68,805,545

Fund shares reacquired	5,066,839

Collateral upon return of securities loaned	638,522,405

Accrued fees to affiliates	5,864,374

Accrued trustees’ and officers’ fees and benefits	12,790

Accrued other operating expenses	384,052

Trustee deferred compensation and retirement plans	2,037,386

Total liabilities	720,693,391

Net assets applicable to shares outstanding	$11,440,121,664

Net assets consist of:
Shares of beneficial interest	$7,881,317,338

Distributable earnings	3,558,804,326

$11,440,121,664

Net Assets:
Class A	$10,777,374,647

Class C	$98,919,814

Class R	$51,531,411

Class Y	$410,990,134

Class R5	$35,452,734

Class R6	$65,852,924

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	571,995,414

Class C	6,319,787

Class R	2,867,114

Class Y	20,770,748

Class R5	1,782,209

Class R6	3,267,202

Class A:
Net asset value per share	$18.84

Maximum offering price per share (Net asset value of $18.84 ÷ 94.50%)	$19.94

Class C:
Net asset value and offering price per share	$15.65

Class R:
Net asset value and offering price per share	$17.97

Class Y:
Net asset value and offering price per share	$19.79

Class R5:
Net asset value and offering price per share	$19.89

Class R6:
Net asset value and offering price per share	$20.16

*	At August 31, 2022, securities with an aggregate value of $617,078,677 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco American Franchise Fund

Statement of Operations

For the year ended August 31, 2022

Investment income:

Interest	$11,945

Dividends (net of foreign withholding taxes of $3,068,050)	92,108,715

Dividends from affiliated money market funds (includes securities lending income of $636,818)	1,316,994

Foreign withholding tax claims	147,944

Total investment income	93,585,598

Expenses:

Advisory fees	80,529,260

Administrative services fees	2,070,717

Custodian fees	287,056

Distribution fees:
Class A	33,408,031

Class C	1,319,986

Class R	300,785

Transfer agent fees – A, C, R and Y	15,689,322

Transfer agent fees – R5	41,398

Transfer agent fees – R6	25,547

Trustees’ and officers’ fees and benefits	131,271

Registration and filing fees	488,978

Reports to shareholders	631,826

Professional services fees	140,412

Other	145,123

Total expenses	135,209,712

Less: Fees waived and/or expense offset arrangement(s)	(151,120)

Net expenses	135,058,592

Net investment income (loss)	(41,472,994)

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Unaffiliated investment securities	1,607,497,971

Affiliated investment securities	(225,515,660)

Foreign currencies	(517,747)

1,381,464,564

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(5,766,770,088)

Affiliated investment securities	32,869,394

Foreign currencies	(86,908)

(5,733,987,602)

Net realized and unrealized gain (loss)	(4,352,523,038)

Net increase (decrease) in net assets resulting from operations	$(4,393,996,032)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco American Franchise Fund

Statement of Changes in Net Assets

For the years ended August 31, 2022 and 2021

	2022	2021

Operations:

Net investment income (loss)	$(41,472,994)	$(72,620,353)

Net realized gain	1,381,464,564	3,067,486,861

Change in net unrealized appreciation (depreciation)	(5,733,987,602)	390,511,051

Net increase (decrease) in net assets resulting from operations	(4,393,996,032)	3,385,377,559

Distributions to shareholders from distributable earnings:

Class A	(3,197,662,688)	(1,179,618,104)

Class C	(37,450,406)	(17,822,655)

Class R	(14,396,356)	(4,447,523)

Class Y	(126,355,901)	(43,107,227)

Class R5	(9,536,193)	(3,605,265)

Class R6	(17,938,544)	(6,061,783)

Total distributions from distributable earnings	(3,403,340,088)	(1,254,662,557)

Share transactions–net:

Class A	2,073,894,575	296,926,981

Class C	13,665,928	(38,025,765)

Class R	18,215,682	8,315,225

Class Y	72,997,685	47,741,533

Class R5	6,488,719	1,457,051

Class R6	11,416,507	14,389,901

Net increase in net assets resulting from share transactions	2,196,679,096	330,804,926

Net increase (decrease) in net assets	(5,600,657,024)	2,461,519,928

Net assets:

Beginning of year	17,040,778,688	14,579,258,760

End of year	$11,440,121,664	$17,040,778,688

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco American Franchise Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Distributions from net realized gains	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Class A
Year ended 08/31/22	$32.86	$(0.07)	$(7.28)	$(7.35)	$(6.67)	$18.84	(26.95)%	$10,777,375	0.95%	0.95%	(0.29)%	97%
Year ended 08/31/21	28.90	(0.14)	6.62	6.48	(2.52)	32.86	24.04	16,037,060	0.97	0.97	(0.47)	57
Year ended 08/31/20	21.27	(0.03)	9.17	9.14	(1.51)	28.90	45.42	13,733,417	1.00	1.00	(0.15)	52
Year ended 08/31/19	23.12	(0.01)	(0.04)	(0.05)	(1.80)	21.27	1.21	10,115,813	1.01	1.01	(0.04)	43
Year ended 08/31/18	20.25	(0.04)	3.97	3.93	(1.06)	23.12	20.30	10,524,889	1.01	1.01	(0.17)	44
Class C
Year ended 08/31/22	28.67	(0.21)	(6.14)	(6.35)	(6.67)	15.65	(27.50)	98,920	1.70	1.70	(1.04)	97
Year ended 08/31/21	25.70	(0.32)	5.81	5.49	(2.52)	28.67	23.11	164,671	1.72	1.72	(1.22)	57
Year ended 08/31/20	19.21	(0.18)	8.18	8.00	(1.51)	25.70	44.30	185,177	1.75	1.75	(0.90)	52
Year ended 08/31/19	21.23	(0.15)	(0.07)	(0.22)	(1.80)	19.21	0.46	139,839	1.76	1.76	(0.79)	43
Year ended 08/31/18	18.81	(0.18)	3.66	3.48	(1.06)	21.23	19.43	401,863	1.76	1.76	(0.92)	44
Class R
Year ended 08/31/22	31.73	(0.12)	(6.97)	(7.09)	(6.67)	17.97	(27.12)	51,531	1.20	1.20	(0.54)	97
Year ended 08/31/21	28.06	(0.21)	6.40	6.19	(2.52)	31.73	23.70	66,494	1.22	1.22	(0.72)	57
Year ended 08/31/20	20.75	(0.09)	8.91	8.82	(1.51)	28.06	45.00	50,219	1.25	1.25	(0.40)	52
Year ended 08/31/19	22.65	(0.06)	(0.04)	(0.10)	(1.80)	20.75	0.99	34,114	1.26	1.26	(0.29)	43
Year ended 08/31/18	19.91	(0.09)	3.89	3.80	(1.06)	22.65	19.99	38,537	1.26	1.26	(0.42)	44
Class Y
Year ended 08/31/22	34.08	(0.01)	(7.61)	(7.62)	(6.67)	19.79	(26.75)	410,990	0.70	0.70	(0.04)	97
Year ended 08/31/21	29.81	(0.07)	6.86	6.79	(2.52)	34.08	24.36	624,045	0.72	0.72	(0.22)	57
Year ended 08/31/20	21.85	0.03	9.44	9.47	(1.51)	29.81	45.74	496,757	0.75	0.75	0.10	52
Year ended 08/31/19	23.63	0.04	(0.02)	0.02	(1.80)	21.85	1.50	350,473	0.76	0.76	0.21	43
Year ended 08/31/18	20.62	0.02	4.05	4.07	(1.06)	23.63	20.63	368,991	0.76	0.76	0.08	44
Class R5
Year ended 08/31/22	34.22	(0.01)	(7.65)	(7.66)	(6.67)	19.89	(26.76)	35,453	0.69	0.69	(0.03)	97
Year ended 08/31/21	29.92	(0.06)	6.88	6.82	(2.52)	34.22	24.37	51,787	0.70	0.70	(0.20)	57
Year ended 08/31/20	21.91	0.04	9.48	9.52	(1.51)	29.92	45.85	43,712	0.70	0.70	0.15	52
Year ended 08/31/19	23.68	0.05	(0.02)	0.03	(1.80)	21.91	1.54	75,149	0.71	0.71	0.26	43
Year ended 08/31/18	20.66	0.03	4.05	4.08	(1.06)	23.68	20.64	86,177	0.71	0.71	0.13	44
Class R6
Year ended 08/31/22	34.55	0.01	(7.73)	(7.72)	(6.67)	20.16	(26.67)	65,853	0.62	0.62	0.04	97
Year ended 08/31/21	30.17	(0.04)	6.94	6.90	(2.52)	34.55	24.44	96,722	0.63	0.63	(0.13)	57
Year ended 08/31/20	22.07	0.05	9.56	9.61	(1.51)	30.17	45.93	69,977	0.62	0.62	0.23	52
Year ended 08/31/19	23.81	0.07	(0.01)	0.06	(1.80)	22.07	1.66	129,831	0.62	0.62	0.35	43
Year ended 08/31/18	20.75	0.05	4.07	4.12	(1.06)	23.81	20.75	139,584	0.62	0.62	0.22	44

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco American Franchise Fund

Notes to Financial Statements

August 31, 2022

NOTE 1–Significant Accounting Policies

Invesco American Franchise Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. The Fund is classified as non-diversified. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek long-term capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available and unreliable are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used.

15	Invesco American Franchise Fund

Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Foreign Withholding Taxes – The Fund is subject to foreign withholding tax imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax refunds in certain jurisdictions to recover a portion of amounts previously withheld. The Fund will record a receivable for such tax refunds based on several factors including; an assessment of a jurisdiction’s legal obligation to pay reclaims, administrative practices and payment history. Any receivables recorded will be shown under receivables for Tax reclaims on the Statement of Assets and Liabilities.

As a result of recent court rulings in certain countries across the European Union, tax refunds for previously withheld taxes on dividends earned in those countries have been received. These tax refund payments are reflected as Foreign withholding tax claims in the Statement of Operations, and any related interest is included in Interest income. The Fund may incur fees paid to third party providers that assist in the recovery of the tax reclaims. These fees are reflected on the Statement of Operations as Professional fees, if any. In the event tax refunds received by the Fund during the fiscal year exceed the foreign withholding taxes paid by the Fund for the year, and the Fund previously passed foreign tax credits on to its shareholders, the Fund intends to enter into a closing agreement with the Internal Revenue Service in order to pay the associated liability on behalf of the Funds’ shareholders. For the year ended August 31, 2022, the Fund did not enter into any closing agreements.

G.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

H.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the

16	Invesco American Franchise Fund

borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

On September 29, 2021, the Board of Trustees appointed the Adviser to serve as an affiliated securities lending agent for the Fund. Prior to September 29, 2021, the Bank of New York Mellon (the “BNYM”) served as the sole securities lending agent for the Fund under the securities lending program. BNYM also continues to serve as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended August 31, 2022, the Fund paid the Adviser $31,687 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services are included in Dividends from affiliated money market funds on the Statement of Operations.

K.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

L.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

M.

Other Risks – The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

N.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 250 million	0.695%

Next $250 million	0.670%

Next $500 million	0.645%

Next $550 million	0.620%

Next $3.45 billion	0.600%

Next $250 million	0.595%

Next $2.25 billion	0.570%

Next $2.5 billion	0.545%

Over $10 billion	0.520%

For the year ended August 31, 2022, the effective advisory fee rate incurred by the Fund was 0.57%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the

17	Invesco American Franchise Fund

“Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2023, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2024, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended August 31, 2022, the Adviser waived advisory fees of $126,368.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc.(“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R (collectively the “Plan”). The Fund, pursuant to the Plans, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares, up to a maximum annual rate of 1.00% of the average daily net assets of Class C shares and up to a maximum annual rate of 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund.

For the year ended August 31, 2022, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2022, IDI advised the Fund that IDI retained $1,178,443 in front-end sales commissions from the sale of Class A shares and $17,810 and $11,273 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the year ended August 31, 2022, the Fund incurred $499,851 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$10,370,843,001	$792,977,647	$–	$11,163,820,648

Money Market Funds	152,248,714	638,558,753	–	790,807,467

Total Investments	$10,523,091,715	$1,431,536,400	$–	$11,954,628,115

18	Invesco American Franchise Fund

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2022, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $24,752.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2022 and 2021:

	2022	2021

Ordinary income*	$285,826,090	$336,065,271

Long-term capital gain	3,117,513,998	918,597,286

Total distributions	$3,403,340,088	$1,254,662,557

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2022

Undistributed long-term capital gain	$786,931,305

Net unrealized appreciation – investments	2,787,688,763

Net unrealized appreciation (depreciation) – foreign currencies	(64,257)

Temporary book/tax differences	(1,411,207)

Late-Year ordinary loss deferral	(14,340,278)

Shares of beneficial interest	7,881,317,338

Total net assets	$11,440,121,664

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of August 31, 2022.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2022 was $13,722,937,729 and $15,214,676,431, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$3,352,015,233

Aggregate unrealized (depreciation) of investments	(564,326,470)

Net unrealized appreciation of investments	$2,787,688,763

Cost of investments for tax purposes is $9,166,939,352.

19	Invesco American Franchise Fund

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, on August 31, 2022, undistributed net investment income (loss) was increased by $27,587,267, undistributed net realized gain was increased by $503,552 and shares of beneficial interest was decreased by $28,090,819. This reclassification had no effect on the net assets of the Fund.

NOTE 10–Share Information

		Summary of Share Activity

	Year ended August 31, 2022(a)		Year ended August 31, 2021
	Shares	Amount	Shares	Amount

Sold:
Class A	16,184,114	$384,989,991	19,265,282	$570,137,146

Class C	722,554	14,637,079	1,397,107	36,192,157

Class R	716,859	16,325,164	678,702	19,450,588

Class Y	4,503,348	115,561,494	4,315,463	131,921,615

Class R5	315,779	8,550,807	159,304	4,910,735

Class R6	751,440	19,326,649	971,772	30,258,143

Issued as reinvestment of dividends:
Class A	122,714,946	2,985,654,474	39,784,582	1,102,031,019

Class C	1,760,545	35,774,296	697,207	16,942,122

Class R	616,831	14,341,328	165,936	4,447,072

Class Y	3,622,697	92,415,012	1,176,962	33,743,515

Class R5	367,816	9,430,807	125,191	3,604,245

Class R6	655,813	17,031,460	201,835	5,865,328

Automatic conversion of Class C shares to Class A shares:
Class A	493,734	11,696,904	1,744,141	50,350,975

Class C	(586,530)	(11,696,904)	(1,987,980)	(50,350,975)

Reacquired:
Class A	(55,504,429)	(1,308,446,794)	(47,968,298)	(1,425,592,159)

Class C	(1,320,833)	(25,048,543)	(1,567,978)	(40,809,069)

Class R	(561,984)	(12,450,810)	(538,931)	(15,582,435)

Class Y	(5,668,956)	(134,978,821)	(3,843,562)	(117,923,597)

Class R5	(414,921)	(11,492,895)	(232,122)	(7,057,929)

Class R6	(939,122)	(24,941,602)	(694,224)	(21,733,570)

Net increase in share activity	88,429,701	$2,196,679,096	13,850,389	$330,804,926

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 30% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

20	Invesco American Franchise Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco American Franchise Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco American Franchise Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the “Fund”) as of August 31, 2022, the related statement of operations for the year ended August 31, 2022, the statement of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2022 and the financial highlights for each of the five years in the period ended August 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

October 21, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

21	Invesco American Franchise Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2022 through August 31, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/22)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$846.00	$4.61	$1,020.21	$5.04	0.99%
Class C	1,000.00	842.80	8.08	1,016.43	8.84	1.74
Class R	1,000.00	844.90	5.77	1,018.95	6.31	1.24
Class Y	1,000.00	847.20	3.45	1,021.48	3.77	0.74
Class R5	1,000.00	847.10	3.31	1,021.63	3.62	0.71
Class R6	1,000.00	847.00	2.98	1,021.98	3.26	0.64

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2022 through August 31, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

22	Invesco American Franchise Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2021, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco American Franchise Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2021. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on April 27, 2021 and June 10, 2021, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 10, 2021.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of Invesco Advisers’ business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the increased remote working environment resulting from the novel coronavirus (“COVID-19”) pandemic. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers has been able to effectively manage, operate and oversee the Invesco Funds through the challenging COVID-19 pandemic period. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2020 to the performance of funds in the Broadridge performance universe and against the Russell 1000® Growth Index (Index). The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one year period, reasonably comparable to the performance of the Index for the three year period, and below the performance of the Index for the five year period. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was reasonably comparable to the median contractual management fee rate of funds in its

23	Invesco American Franchise Fund

expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board requested and received additional information from Invesco Advisers regarding the levels of the Fund’s breakpoints in light of current assets. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted that such methodology had recently been reviewed and enhanced. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the

Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

24	Invesco American Franchise Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2022:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$3,117,513,998
Qualified Dividend Income*	19.75%
Corporate Dividends Received Deduction*	17.47%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
Non-Resident Alien Shareholders
Short-Term Capital Gain Distributions	$285,826,090

25	Invesco American Franchise Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			190	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco American Franchise Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown - 1968 Trustee and Chair	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	190	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	190	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	190	Insperity, Inc. (formerly known as Administaff) (human resources provider); Member of Regional Board of Directors and Board of Directors, First Financial Bancorp (regional bank)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			190	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	190	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis - 1950 Trustee	2003	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	190	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco American Franchise Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			190	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury and Director, ON Semiconductor Corporation (semiconductor manufacturing)	190	None
Ann Barnett Stern[2] - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment, Inc. a private philanthropic institution (private philanthropic institution) Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP and Andrews & Kurth LLP	190	Trustee and Board Vice Chair of Holdsworth Center (non-profit); Trustee and Chair of Nomination/Governance Committee, Good Reason Houston, (non-profit); Trustee and Investment Committee member of University of Texas Law School Foundation (non-profit); Board Member of Greater Houston Partnership (non-profit); Advisory Board member, Baker Institute for Public Policy at Rice University (non-profit) Formerly: Director and Audit Committee Member of Federal Reserve Bank of Dallas
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	190	None
Daniel S. Vandivort - 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management, 1994-2007; Trustee and Chair, Weiss Peck and Greer Funds Board, 2004-2005; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management, 1984-1994.	190	Formerly: Trustee and Governance Chair, Oppenheimer Funds, 2014-2019; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America, 2016-2019

[2]	Effective September 14, 2022, Ms. Ann Barnett Stern resigned as a Trustee of the Trust.

T-3	Invesco American Franchise Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	2003

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Senior Vice President, Invesco Group Services, Inc.; Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco American Franchise Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco American Franchise Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. - 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds; and Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets)

Formerly, Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; Associate, Gaston Snow & Ely Bartlett

			N/A	N/A
			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco American Franchise Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-09913 and 333-36074	Invesco Distributors, Inc.	VK-AMFR-AR-1

Annual Report to Shareholders	August 31, 2022

Invesco Capital Appreciation Fund

Nasdaq:

A: OPTFX ∎ C: OTFCX ∎ R: OTCNX ∎ Y: OTCYX ∎ R5: CPTUX ∎ R6: OPTIX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

6	Liquidity Risk Management Program

8	Schedule of Investments

11	Financial Statements

14	Financial Highlights

15	Notes to Financial Statements

21	Report of Independent Registered Public Accounting Firm

22	Fund Expenses

23	Approval of Investment Advisory and Sub-Advisory Contracts

25	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended August 31, 2022, Class A shares of Invesco Capital Appreciation Fund (the Fund), at net asset value (NAV), underperformed the Russell 1000 Growth Index.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/21 to 8/31/22, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-23.55%
Class C Shares	-24.16
Class R Shares	-23.76
Class Y Shares	-23.38
Class R5 Shares	-23.37
Class R6 Shares	-23.32
S&P 500 Index▼	-11.23
Russell 1000 Growth Index▼	-19.06

Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

The fiscal year began with increasing volatility and the US stock market saw a selloff through most of September due to increasing concerns of inflation resulting from a spike in oil prices and supply chain shortages causing rising costs. Despite the Consumer Price Index (CPI) increasing monthly from June through September 2021,1 the US Federal Reserve (the Fed) declined to raise interest rates at its September 2021 Federal Open Market Committee meeting.

    Equity markets saw continued volatility in the fourth quarter of 2021 amid record inflation and the emergence of a new COVID-19 variant. Pandemic-related supply chain disruption and labor shortages intensified during the quarter, resulting in broadly higher input costs for companies and consumers alike. Additionally, the price of oil rose to nearly $85 per barrel in October,2 causing higher gas prices for consumers and pushing energy stocks higher. The CPI reported for November increased 0.8%, resulting in a 6.8% increase over the prior 12 months, the highest since 1982.1 To combat inflation, the Fed announced a faster pace of “tapering” at its December meeting, pledging to end its asset purchase program by March 2022. The Fed also announced the potential for three interest rate increases in 2022. With solid corporate earnings and optimism about the COVID-19 Omicron variant reporting milder symptoms, stocks rallied at the 2021 year-end.

    Equity markets declined in the first quarter of 2022 amid volatility sparked by Russia’s invasion of Ukraine, rising commodity prices, rampant global inflation and the Fed’s shift toward tighter monetary policy. Russia’s invasion exacerbated inflationary pressures, disrupting already strained supply chains and increasing shortages of oil, gas and raw materials. The price of oil rose sharply, with crude prices reaching their highest price per barrel since 2008.2 The CPI rose by another 7.9% for the 12 months ended February 2022 reaching a 40 year high.1 To combat inflation, the Fed raised the federal funds rate by a one-quarter percentage point in March.

    As the war in Ukraine continued and corporate earnings in high-profile names, like Netflix, reported slowing growth and profits, the equity markets sold off for much of April 2022. The downward direction of the equity markets continued for much of the second quarter of 2022 amid record inflation, rising interest rates and an increasing likelihood of a US recession. Driven by higher food and energy prices, the CPI rose by yet another 8.6% for the 12 months ended May 2022 reaching a 40 year high.1 Oil prices peaked near $122 per barrel in early June, resulting in skyrocketing gasoline prices; the national average price reached a record high above $5 per gallon in early June.2 To tame inflation, the Fed raised the benchmark federal funds rate three more times, by 0.50% in May, 0.75% in June and another 0.75% in July, which were the largest increases in nearly 30 years.3 US equity markets rose in July and much of August until Fed chairman Jerome Powell’s hawkish comments at Jackson Hole, Wyoming, an economic policy symposium sparked a sharp selloff at month end. Due to declining energy prices, the CPI rose by 8.5% for the 12 months ending July,1 down slightly from June, but still at multi-decade highs and far above the Fed’s 2% annual inflation target. As a result, the Fed indicated that it would continue taking aggressive action to curb inflation, though such measures could “bring pain to households and businesses.” The remarks deflated investor optimism that the Fed would pause rate hikes in the second half of 2022 and increased the likelihood of a US recession. In this environment, US stocks had negative double-digit returns of -11.23% for the fiscal year ended August 31, 2022, measured by the S&P 500 Index.4

    In this environment, the Fund’s Class A shares at NAV underperformed the Russell 1000 Growth Index during the fiscal year. Due to the challenging environment for fundamental bottom-up growth-oriented strategies, stock selection in information technology, consumer discretionary and consumer staples detracted from the Fund’s relative performance.

    At the stock level, the largest contributor to the Fund’s performance on an absolute basis was Cheniere Energy. Cheniere Energy is an exporter of liquefied natural gas from the US. Falling supplies from Russia to Europe, as well as the threat of a Russian invasion of Ukraine, have elevated fuel used to heat homes and generate electricity. The price surge has been a benefit for Cheniere Energy. Management raised 2022 EBITDA (earnings before interest, taxes, depreciation and amortization) and DCF (distributable cash flow) guidance by 20% and 36%.

    The second largest individual contributor to the Fund’s performance on an absolute basis was UnitedHealth Group, which owns and manages health systems. The company provides employers with products and resources to plan and administer employee benefit programs. Managed care as a group did very well in the first quarter of 2022 due to revenue being all US, able to pass on inflationary costs through premium increases and low correlation to gross domestic product (GDP).

    Eli Lilly was the third largest individual contributor to Fund performance on an absolute basis. The company discovers, develops, manufactures and sells pharmaceutical products for humans and animals. They boosted 2021 revenue guidance due to better-than-expected revenue driven by volume growth from key products including diabetes treatment Trulicity and breast cancer therapy Verzenio.

    The largest individual detractor from absolute Fund performance during the fiscal year was Alphabet. The company through its subsidiaries, provides web-based search, advertisements, maps, software applications, mobile operating systems, consumer content, enterprise solutions, commerce and hardware products. Weakness came with a disappointing first quarter of 2022 earnings report. In addition, it fell along with other technology names as market sentiment continued to move away from growth names.

    The second largest individual detractor from absolute Fund performance during the fiscal year was Amazon.com. They are an online retailer that offers a wide range of products. Company products include books, music, computers, electronics and numerous other products. It fell along with other technology names as market sentiment continued to move away from growth names. In addition, it reported its first quarterly loss since 2015 and issued disappointing guidance.

2	Invesco Capital Appreciation Fund

    Nvidia was the third largest individual detractor from absolute Fund performance. They design, develop and market 3D graphic processors and related software. They reduced their guidance due to softening economic environment and a slowdown in demand for its gaming graphic cards.

    At the end of the fiscal year, the Fund’s largest overweight positions relative to the Russell 1000 Growth Index were in the health care, energy and material sectors. The Fund’s largest underweight exposures relative to the Russell 1000 Growth Index were in the consumer discretionary, information technology and industrial sectors.

    Following an extremely difficult first half of 2022, financial markets remain volatile as a complex global scenario unfolds.

    The primary focus is on Fed monetary policy tightening to address excess inflation and how much harm it may inflict on GDP and corporate earnings. GDP fell -1.6% in the first quarter, -0.6% in the second quarter and projections have been steadily reduced for the balance of 2022.

    Although we have sought to defend against this hostile macroeconomic picture with a defensive portfolio strategy in recent months, we are alert to the eventual return of favorable conditions on the road ahead.

    There has been a sizeable reset in growth valuations over the past few months, which has made the risk/reward trade-off relatively better for growth.

    We believe technology-driven innovation will continue to disrupt large portions of the global economy, providing substantial opportunity through investment in premier growth compounders. Such growth companies may gain relative advantage as the economic cycle matures.

    We thank you for your continued conviction and investment in Invesco Capital Appreciation Fund.

1	Source: US Bureau of Labor Statistics

2	Source: Bloomberg LP

3	Source: US Federal Reserve

4	Source: Lipper Inc.

Portfolio manager(s):

Ash Shah

Ronald J. Zibelli, Jr. - Lead

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Capital Appreciation Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/12

1 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Capital Appreciation Fund

Average Annual Total Returns
As of 8/31/22, including maximum applicable sales charges

Class A Shares
Inception (1/22/81)	11.52%
10 Years	11.25
5 Years	10.17
1 Year	-27.75

Class C Shares
Inception (12/1/93)	8.99%
10 Years	11.20
5 Years	10.57
1 Year	-24.64

Class R Shares
Inception (3/1/01)	5.62%
10 Years	11.59
5 Years	11.13
1 Year	-23.76

Class Y Shares
Inception (11/3/97)	7.57%
10 Years	12.16
5 Years	11.67
1 Year	-23.38

Class R5 Shares
10 Years	11.99%
5 Years	11.64
1 Year	-23.37

Class R6 Shares
Inception (12/29/11)	12.82%
10 Years	12.36
5 Years	11.89
1 Year	-23.32

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer Capital Appreciation Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer Capital Appreciation Fund. The Fund was subsequently renamed the Invesco Capital Appreciation Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated.

Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Capital Appreciation Fund

Supplemental Information

Invesco Capital Appreciation Fund’s investment objective is to seek capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of August 31, 2022, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎

The Russell 1000® Growth Index is an unmanaged index considered representative of large-cap growth stocks. The Russell 1000 Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the

Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 21-23, 2022, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2021, through December 31, 2021 (the “Program Reporting

Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus pandemic on the Fund and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:
∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Capital Appreciation Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Information Technology	41.49%

Health Care	15.28

Consumer Discretionary	12.54

Communication Services	7.66

Industrials	5.97

Consumer Staples	5.84

Energy	3.49

Materials	2.71

Financials	2.34

Real Estate	2.18

Money Market Funds Plus Other Assets Less Liabilities	0.50

Top 10 Equity Holdings*

		% of total net assets

1.	Microsoft Corp.	10.05%

2.	Apple, Inc.	7.56

3.	Alphabet, Inc., Class C	5.25

4.	Amazon.com, Inc.	5.03

5.	UnitedHealth Group, Inc.	3.84

6.	Mastercard, Inc., Class A	3.18

7.	Tesla, Inc.	2.55

8.	Danaher Corp.	2.22

9.	Elevance Health, Inc.	2.17

10.	Eli Lilly and Co.	2.14

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of August 31, 2022.

7	Invesco Capital Appreciation Fund

Schedule of Investments(a)

August 31, 2022

	Shares	Value

Common Stocks & Other Equity Interests–99.50%
Aerospace & Defense–2.26%
L3Harris Technologies, Inc.	181,466	$41,408,727

Northrop Grumman Corp.	110,567	52,849,920

		94,258,647

Application Software–6.76%
Atlassian Corp. PLC, Class A(b)(c)	147,437	36,514,247

Bill.com Holdings, Inc.(b)(c)	96,379	15,601,832

Intuit, Inc.	125,502	54,189,254

Roper Technologies, Inc.	103,158	41,529,348

Synopsys, Inc.(b)	232,599	80,483,906

Trade Desk, Inc. (The), Class A(b)	336,027	21,068,893

Tyler Technologies, Inc.(b)	85,744	31,854,753

		281,242,233

Automobile Manufacturers–2.55%
Tesla, Inc.(b)	384,501	105,972,321

Automotive Retail–1.19%
AutoZone, Inc.(b)(c)	23,418	49,627,660

Biotechnology–1.46%
AbbVie, Inc.	374,681	50,379,607

Alnylam Pharmaceuticals, Inc.(b)	50,779	10,494,496

		60,874,103

Construction & Engineering–1.24%
Quanta Services, Inc.(c)	366,756	51,822,623

Data Processing & Outsourced Services–4.71%
Mastercard, Inc., Class A	408,436	132,484,385

Paychex, Inc.	197,583	24,369,887

Visa, Inc., Class A(c)	196,787	39,103,545

		195,957,817

Environmental & Facilities Services–2.47%
Republic Services, Inc.	237,669	33,920,120

Waste Connections, Inc.	493,692	68,712,052

		102,632,172

Fertilizers & Agricultural Chemicals–0.58%
CF Industries Holdings, Inc.	234,626	24,274,406

Financial Exchanges & Data–0.54%
S&P Global, Inc.(c)	63,625	22,407,453

Food Distributors–0.74%
Sysco Corp.	376,399	30,947,526

General Merchandise Stores–0.91%
Dollar Tree, Inc.(b)(c)	278,699	37,813,880

Health Care Distributors–0.72%
AmerisourceBergen Corp.	203,940	29,889,446

Health Care Equipment–1.41%
DexCom, Inc.(b)(c)	262,430	21,574,370

Edwards Lifesciences Corp.(b)	186,227	16,779,053

Intuitive Surgical, Inc.(b)	99,248	20,419,284

		58,772,707

	Shares	Value

Hotels, Resorts & Cruise Lines–1.52%
Marriott International, Inc., Class A	410,954	$63,180,068

Hypermarkets & Super Centers–1.83%
Costco Wholesale Corp.	146,225	76,344,072

Industrial Gases–0.90%
Linde PLC (United Kingdom)	132,082	37,360,715

Interactive Media & Services–5.25%
Alphabet, Inc., Class C(b)	2,001,353	218,447,680

Internet & Direct Marketing Retail–5.02%
Amazon.com, Inc.(b)	1,650,083	209,181,022

Internet Services & Infrastructure–1.20%
MongoDB, Inc.(b)(c)	155,327	50,148,875

IT Consulting & Other Services–0.74%
Accenture PLC, Class A	106,950	30,850,797

Life Sciences Tools & Services–3.54%
Danaher Corp.	342,437	92,427,170

Thermo Fisher Scientific, Inc.	100,415	54,758,308

		147,185,478

Managed Health Care–6.01%
Elevance Health, Inc.	186,047	90,253,260

UnitedHealth Group, Inc.	307,773	159,835,752

		250,089,012

Movies & Entertainment–1.12%
Live Nation Entertainment, Inc.(b)(c)	513,665	46,414,769

Oil & Gas Exploration & Production–1.59%
Pioneer Natural Resources Co.	261,144	66,126,884

Oil & Gas Storage & Transportation–1.90%
Cheniere Energy, Inc.	494,321	79,180,338

Packaged Foods & Meats–1.24%
Hershey Co. (The)	229,864	51,643,545

Pharmaceuticals–2.14%
Eli Lilly and Co.	296,079	89,187,877

Property & Casualty Insurance–1.80%
Chubb Ltd.	224,343	42,412,044

Progressive Corp. (The)	266,729	32,714,312

		75,126,356

Restaurants–1.35%
Chipotle Mexican Grill, Inc.(b)(c)	15,893	25,377,942

McDonald’s Corp.	122,470	30,896,732

		56,274,674

Semiconductor Equipment–1.49%
ASML Holding N.V., New York Shares (Netherlands)	61,252	30,009,805

Enphase Energy, Inc.(b)	111,892	32,050,344

		62,060,149

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Capital Appreciation Fund

	Shares	Value

Semiconductors–5.20%
Advanced Micro Devices, Inc.(b)	314,533	$26,694,416

Broadcom, Inc.(c)	38,239	19,085,467

Marvell Technology, Inc.	430,997	20,179,280

Monolithic Power Systems, Inc.	149,156	67,594,516

NVIDIA Corp.	548,781	82,833,004

		216,386,683

Soft Drinks–2.03%
Monster Beverage Corp.(b)(c)	309,531	27,495,639

PepsiCo, Inc.	331,508	57,108,883

		84,604,522

Specialized REITs–2.18%
Extra Space Storage, Inc.(c)	216,445	43,014,115

SBA Communications Corp., Class A	146,957	47,797,764

		90,811,879

Specialty Chemicals–1.23%
Albemarle Corp.(c)	190,662	51,089,790

Systems Software–13.83%
Crowdstrike Holdings, Inc., Class A(b)(c)	225,313	41,144,407

Microsoft Corp.	1,600,474	418,475,937

Palo Alto Networks, Inc.(b)(c)	107,284	59,736,804

ServiceNow, Inc.(b)	129,611	56,331,533

		575,688,681

Technology Hardware, Storage & Peripherals–7.56%
Apple, Inc.	2,002,202	314,786,198

Wireless Telecommunication Services–1.29%
T-Mobile US, Inc.(b)(c)	373,389	53,753,080

Total Common Stocks & Other Equity Interests (Cost $3,278,251,351)		4,142,416,138

	Shares	Value

Money Market Funds–0.34%
Invesco Government & Agency Portfolio, Institutional Class, 2.22%(d)(e)	5,004,019	$5,004,019

Invesco Liquid Assets Portfolio, Institutional Class, 2.26%(d)(e)	3,561,685	3,562,398

Invesco Treasury Portfolio, Institutional Class, 2.14%(d)(e)	5,718,878	5,718,878

Total Money Market Funds (Cost $14,283,883)		14,285,295

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.84% (Cost $3,292,535,234)		4,156,701,433

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–3.95%
Invesco Private Government Fund, 2.29%(d)(e)(f)	46,053,462	46,053,462

Invesco Private Prime Fund, 2.37%(d)(e)(f)	118,411,346	118,423,189

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $164,472,393)		164,476,651

TOTAL INVESTMENTS IN SECURITIES-103.79% (Cost $3,457,007,627)		4,321,178,084

OTHER ASSETS LESS LIABILITIES-(3.79)%		(157,957,126)

NET ASSETS-100.00%		$4,163,220,958

Investment Abbreviations:

REIT – Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2022.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$22,790,600	$ 508,985,571	$ (526,772,152)	$ -	$ -	$ 5,004,019	$ 153,628
Invesco Liquid Assets Portfolio, Institutional Class	15,342,476	363,561,123	(375,331,357)	1,412	(11,256)	3,562,398	109,653
Invesco Treasury Portfolio, Institutional Class	26,046,400	581,697,795	(602,025,317)	-	-	5,718,878	163,607
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	35,368,718	767,159,489	(756,474,745)	-	-	46,053,462	165,706	*
Invesco Private Prime Fund	103,855,721	1,481,838,972	(1,467,245,078)	4,258	(30,684)	118,423,189	492,336	*
Total	$203,403,915	$3,703,242,950	$(3,727,848,649)	$5,670	$(41,940)	$178,761,946	$1,084,930

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Capital Appreciation Fund

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Capital Appreciation Fund

Statement of Assets and Liabilities

August 31, 2022

Assets:
Investments in unaffiliated securities, at value (Cost $3,278,251,351)*	$4,142,416,138

Investments in affiliated money market funds, at value (Cost $178,756,276)	178,761,946

Cash	5,000,000

Foreign currencies, at value (Cost $146)	124

Receivable for:
Investments sold	18,381,323

Fund shares sold	650,186

Dividends	2,593,825

Investment for trustee deferred compensation and retirement plans	470,760

Other assets	218,430

Total assets	4,348,492,732

Liabilities:
Payable for:
Investments purchased	16,162,686

Fund shares reacquired	1,703,415

Collateral upon return of securities loaned	164,472,393

Accrued fees to affiliates	1,914,796

Accrued trustees’ and officers’ fees and benefits	395,263

Accrued other operating expenses	152,461

Trustee deferred compensation and retirement plans	470,760

Total liabilities	185,271,774

Net assets applicable to shares outstanding	$4,163,220,958

Net assets consist of:
Shares of beneficial interest	$3,279,538,713

Distributable earnings	883,682,245

$4,163,220,958

Net Assets:
Class A	$3,767,412,589

Class C	$146,840,617

Class R	$127,130,005

Class Y	$108,865,802

Class R5	$77,383

Class R6	$12,894,562

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	71,846,910

Class C	5,313,666

Class R	2,748,021

Class Y	1,789,087

Class R5	1,457

Class R6	208,528

Class A:
Net asset value per share	$52.44

Maximum offering price per share (Net asset value of $52.44 ÷ 94.50%)	$55.49

Class C:
Net asset value and offering price per share	$27.63

Class R:
Net asset value and offering price per share	$46.26

Class Y:
Net asset value and offering price per share	$60.85

Class R5:
Net asset value and offering price per share	$53.11

Class R6:
Net asset value and offering price per share	$61.84

*	At August 31, 2022, securities with an aggregate value of $157,338,327 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Capital Appreciation Fund

Statement of Operations

For the year ended August 31, 2022

Investment income:
Dividends (net of foreign withholding taxes of $217,202)	$29,453,398

Dividends from affiliated money market funds (includes securities lending income of $77,173)	504,061

Total investment income	29,957,459

Expenses:
Advisory fees	29,156,012

Administrative services fees	711,373

Custodian fees	33,174

Distribution fees:
Class A	10,319,792

Class C	1,849,530

Class R	755,805

Transfer agent fees – A, C, R and Y	5,462,613

Transfer agent fees – R5	56

Transfer agent fees – R6	4,332

Trustees’ and officers’ fees and benefits	121,670

Registration and filing fees	261,188

Professional services fees	89,311

Other	10,073

Total expenses	48,774,929

Less: Fees waived and/or expense offset arrangement(s)	(67,780)

Net expenses	48,707,149

Net investment income (loss)	(18,749,690)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	255,959,889

Affiliated investment securities	(41,940)

Foreign currencies	6,575

255,924,524

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(1,577,703,296)

Affiliated investment securities	5,670

Foreign currencies	(29,775)

(1,577,727,401)

Net realized and unrealized gain (loss)	(1,321,802,877)

Net increase (decrease) in net assets resulting from operations	$(1,340,552,567)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Capital Appreciation Fund

Statement of Changes in Net Assets

For the years ended August 31, 2022 and 2021

	2022	2021

Operations:
Net investment income (loss)	$(18,749,690)	$(26,263,247)

Net realized gain	255,924,524	1,251,976,090

Change in net unrealized appreciation (depreciation)	(1,577,727,401)	189,945,969

Net increase (decrease) in net assets resulting from operations	(1,340,552,567)	1,415,658,812

Distributions to shareholders from distributable earnings:
Class A	(1,172,869,924)	(145,813,851)

Class C	(75,716,804)	(11,056,988)

Class R	(42,298,265)	(5,248,778)

Class Y	(30,905,063)	(3,556,459)

Class R5	(10,229)	(1,192)

Class R6	(3,523,987)	(442,993)

Total distributions from distributable earnings	(1,325,324,272)	(166,120,261)

Share transactions–net:
Class A	786,681,347	(246,667,484)

Class C	51,369,367	(52,267,579)

Class R	34,913,203	(7,939,937)

Class Y	15,696,964	11,470,533

Class R5	54,228	791

Class R6	524,910	1,290,772

Net increase (decrease) in net assets resulting from share transactions	889,240,019	(294,112,904)

Net increase (decrease) in net assets	(1,776,636,820)	955,425,647

Net assets:
Beginning of year	5,939,857,778	4,984,432,131

End of year	$4,163,220,958	$5,939,857,778

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Capital Appreciation Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income (loss) to average net assets		Portfolio turnover (d)
Class A
Year ended 08/31/22	$88.67	$(0.22)	$(16.26)	$(16.48)	$ –	$(19.75)	$(19.75)	$52.44	(23.55	)%(e)	$3,767,413	0.94	%(e)	0.94	%(e)	(0.35	)%(e)	70%
Year ended 08/31/21	70.34	(0.35)	21.03	20.68	–	(2.35)	(2.35)	88.67	30.19	(e)	5,364,306	0.95	(e)	0.95	(e)	(0.46	)(e)	78
Year ended 08/31/20	62.38	(0.12)	21.17	21.05	–	(13.09)	(13.09)	70.34	39.41	(e)	4,478,067	1.00	(e)	1.00	(e)	(0.22	)(e)	31
Year ended 08/31/19	65.82	(0.03)	1.23	1.20	–	(4.64)	(4.64)	62.38	2.97		3,566,269	1.03	(f)	1.03		(0.06)		64
Year ended 08/31/18	59.87	0.00	11.40	11.40	(0.01)	(5.44)	(5.45)	65.82	20.23		3,606,256	1.03	(f)	1.03		(0.01)		29
Class C
Year ended 08/31/22	56.55	(0.40)	(8.77)	(9.17)	–	(19.75)	(19.75)	27.63	(24.16)		146,841	1.71		1.71		(1.12)		70
Year ended 08/31/21	46.01	(0.60)	13.49	12.89	–	(2.35)	(2.35)	56.55	29.17		221,514	1.73		1.73		(1.24)		78
Year ended 08/31/20	45.21	(0.39)	14.28	13.89	–	(13.09)	(13.09)	46.01	38.34		230,567	1.78		1.78		(1.00)		31
Year ended 08/31/19	49.50	(0.36)	0.71	0.35	–	(4.64)	(4.64)	45.21	2.18		201,751	1.80	(f)	1.80		(0.83)		64
Year ended 08/31/18	46.61	(0.36)	8.69	8.33	–	(5.44)	(5.44)	49.50	19.33		404,733	1.79	(f)	1.79		(0.77)		29
Class R
Year ended 08/31/22	80.77	(0.36)	(14.40)	(14.76)	–	(19.75)	(19.75)	46.26	(23.76)		127,130	1.21		1.21		(0.62)		70
Year ended 08/31/21	64.44	(0.51)	19.19	18.68	–	(2.35)	(2.35)	80.77	29.83		175,274	1.23		1.23		(0.74)		78
Year ended 08/31/20	58.28	(0.26)	19.51	19.25	–	(13.09)	(13.09)	64.44	39.04		147,187	1.28		1.28		(0.50)		31
Year ended 08/31/19	62.00	(0.18)	1.10	0.92	–	(4.64)	(4.64)	58.28	2.68		117,019	1.30	(f)	1.30		(0.32)		64
Year ended 08/31/18	56.82	(0.15)	10.77	10.62	–	(5.44)	(5.44)	62.00	19.92		112,845	1.29	(f)	1.29		(0.27)		29
Class Y
Year ended 08/31/22	99.48	(0.09)	(18.79)	(18.88)	–	(19.75)	(19.75)	60.85	(23.38)		108,866	0.71		0.71		(0.12)		70
Year ended 08/31/21	78.49	(0.21)	23.55	23.34	–	(2.35)	(2.35)	99.48	30.44		158,879	0.73		0.73		(0.24)		78
Year ended 08/31/20	68.08	0.01	23.49	23.50	–	(13.09)	(13.09)	78.49	39.75		114,061	0.78		0.78		0.00		31
Year ended 08/31/19	71.23	0.11	1.40	1.51	(0.02)	(4.64)	(4.66)	68.08	3.20		95,438	0.80	(f)	0.80		0.17		64
Year ended 08/31/18	64.36	0.15	12.30	12.45	(0.14)	(5.44)	(5.58)	71.23	20.51		115,119	0.80	(f)	0.80		0.22		29
Class R5
Year ended 08/31/22	89.38	(0.06)	(16.46)	(16.52)	–	(19.75)	(19.75)	53.11	(23.38)		77	0.70		0.70		(0.11)		70
Year ended 08/31/21	70.69	(0.14)	21.18	21.04	–	(2.35)	(2.35)	89.38	30.55		46	0.67		0.69		(0.18)		78
Year ended 08/31/20	62.44	0.07	21.27	21.34	–	(13.09)	(13.09)	70.69	39.90		36	0.67		0.67		0.11		31
Period ended 08/31/19(g)	58.66	0.05	3.73	3.78	–	–	–	62.44	6.44		11	0.68	(f)(h)	0.68	(h)	0.29	(h)	64
Class R6
Year ended 08/31/22	100.70	(0.03)	(19.08)	(19.11)	–	(19.75)	(19.75)	61.84	(23.32)		12,895	0.63		0.63		(0.04)		70
Year ended 08/31/21	79.32	(0.12)	23.85	23.73	–	(2.35)	(2.35)	100.70	30.62		19,838	0.62		0.63		(0.13)		78
Year ended 08/31/20	68.60	0.10	23.71	23.81	–	(13.09)	(13.09)	79.32	39.91		14,514	0.63		0.67		0.15		31
Year ended 08/31/19	71.57	0.23	1.58	1.81	(0.14)	(4.64)	(4.78)	68.60	3.66		9,747	0.63	(f)	0.63		0.33		64
Year ended 08/31/18	64.64	0.26	12.36	12.62	(0.25)	(5.44)	(5.69)	71.57	20.70		1,076,452	0.63	(f)	0.63		0.39		29

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.

(c)	Does not include indirect expenses from affiliated fund fees and expenses of 0.00% for the years ended August 31, 2019 and 2018.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.23%, 0.22% and 0.22% for the years ended August 31, 2022, 2021 and 2020, respectively.

(f)	Includes fee waivers which were less than 0.005% per share.
(g)	Commencement date after the close of business on May 24, 2019.
(h)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Capital Appreciation Fund

Notes to Financial Statements

August 31, 2022

NOTE 1–Significant Accounting Policies

Invesco Capital Appreciation Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available and unreliable are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used.

15	Invesco Capital Appreciation Fund

Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

On September 29, 2021, the Board of Trustees appointed the Adviser to serve as an affiliated securities lending agent for the Fund. Prior to September 29, 2021, the Bank of New York Mellon (the “BNYM”) served as the sole securities lending agent for the Fund under the securities lending program. BNYM also continues to serve as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended August 31, 2022, the Fund paid the Adviser

16	Invesco Capital Appreciation Fund

$3,585 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services are included in Dividends from affiliated money market funds on the Statement of Operations.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Other Risks – The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

M.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate*

Up to $200 million	0.750%

Next $200 million	0.720%

Next $200 million	0.690%

Next $200 million	0.660%

Next $700 million	0.600%

Next $1 billion	0.580%

Next $2 billion	0.560%

Next $2 billion	0.540%

Next $2 billion	0.520%

Next $2.5 billion	0.500%

Over $11 billion	0.480%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended August 31, 2022, the effective advisory fee rate incurred by the Fund was 0.58%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

The Adviser has contractually agreed through at least June 30, 2023, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an

17	Invesco Capital Appreciation Fund

expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive and/or reimburse expenses during the period under these expense limits.

    Further, the Adviser has contractually agreed, through at least June 30, 2024, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

    For the year ended August 31, 2022, the Adviser waived advisory fees of $49,580.

    The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

    The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

    The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C and Class R Plans, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2022, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

    Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2022, IDI advised the Fund that IDI retained $432,473 in front-end sales commissions from the sale of Class A shares and $10,802 and $4,232 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    For the year ended August 31, 2022, the Fund incurred $66,882 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

    Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

    The following is a summary of the tiered valuation input levels, as of August 31, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially    differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$4,142,416,138	$–	$–	$4,142,416,138

Money Market Funds	14,285,295	164,476,651	–	178,761,946

Total Investments	$4,156,701,433	$164,476,651	$–	$4,321,178,084

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2022, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $18,200.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under

18	Invesco Capital Appreciation Fund

such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2022 and 2021:

	2022	2021

Ordinary income*	$179,293,277	$–

Long-term capital gain	1,146,030,995	166,120,261

Total distributions	$1,325,324,272	$166,120,261

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2022

Undistributed long-term capital gain	$33,020,301

Net unrealized appreciation – investments	859,699,636

Net unrealized appreciation (depreciation) – foreign currencies	(31,258)

Temporary book/tax differences	(839,479)

Late-Year ordinary loss deferral	(8,166,955)

Shares of beneficial interest	3,279,538,713

Total net assets	$4,163,220,958

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of August 31, 2022.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2022 was $3,518,446,111 and $3,947,622,091, respectively. Cost of investments, including any derivatives, on a tax basis    includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$1,038,793,780

Aggregate unrealized (depreciation) of investments	(179,094,144)

Net unrealized appreciation of investments	$859,699,636

Cost of investments for tax purposes is $3,461,478,448.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, on August 31, 2022, undistributed net investment income (loss) was increased by $10,721,277, undistributed net realized gain was decreased by $49,044 and shares of beneficial interest was decreased by $10,672,233. This reclassification had no effect on the net assets of the Fund.

19	Invesco Capital Appreciation Fund

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	August 31, 2022		August 31, 2021
	Shares	Amount	Shares	Amount

Sold:
Class A	3,044,971	$199,645,690	3,019,581	$227,239,436

Class C	717,796	26,211,160	652,356	31,507,662

Class R	366,932	21,109,593	337,453	23,186,523

Class Y	693,565	53,097,385	616,678	52,662,280

Class R5	838	47,366	-	-

Class R6	65,904	4,906,211	79,100	6,783,773

Issued as reinvestment of dividends:
Class A	16,812,823	1,134,361,740	1,968,636	141,584,302

Class C	2,093,379	74,838,311	236,769	10,919,770

Class R	707,191	42,169,792	79,701	5,230,765

Class Y	324,392	25,357,728	37,278	3,003,452

Class R5	101	6,862	11	791

Class R6	37,350	2,965,201	5,214	424,810

Automatic conversion of Class C shares to Class A shares:
Class A	267,782	17,193,893	614,422	45,639,622

Class C	(489,776)	(17,193,893)	(957,246)	(45,639,622)

Reacquired:
Class A	(8,776,105)	(564,519,976)	(8,764,123)	(661,130,844)

Class C	(924,712)	(32,486,211)	(1,025,804)	(49,055,389)

Class R	(496,246)	(28,366,182)	(530,998)	(36,357,225)

Class Y	(825,924)	(62,758,149)	(510,178)	(44,195,199)

Class R6	(91,732)	(7,346,502)	(70,279)	(5,917,811)

Net increase (decrease) in share activity	13,528,529	$889,240,019	(4,211,429)	$(294,112,904)

20	Invesco Capital Appreciation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Capital Appreciation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Capital Appreciation Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the “Fund”) as of August 31, 2022, the related statement o-f operations for the year ended August 31, 2022, the statement of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2022 and the financial highlights for each of the periods indicated in the table    below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights

For each of the four years in the period ended August 31, 2022 for Class A, Class C, Class R, Class Y and Class R6For each of the three years in the period ended August 31, 2022 and the period from May 24, 2019 (commencement date) through August 31, 2019 for Class R5

The financial statements of Oppenheimer Capital Appreciation Fund (subsequently renamed Invesco Capital Appreciation Fund) as of and for the year ended August 31, 2018 and the financial highlights for the year then ended (not presented herein, other than the financial highlights) were audited by other auditors whose report dated October 25, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

October 21, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

21	Invesco Capital Appreciation Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2022 through August 31, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/22)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$865.10	$4.51	$1,020.37	$4.89	0.96%
Class C	1,000.00	861.60	8.16	1,016.43	8.84	1.74
Class R	1,000.00	863.90	5.83	1,018.95	6.31	1.24
Class Y	1,000.00	866.10	3.48	1,021.48	3.77	0.74
Class R5	1,000.00	866.30	3.29	1,021.68	3.57	0.70
Class R6	1,000.00	866.40	3.01	1,021.98	3.26	0.64

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2022 through August 31, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

22	Invesco Capital Appreciation Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2022, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Capital Appreciation Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2022. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2022 and June 13, 2022, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2022.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the remote and hybrid working environment resulting from the novel coronavirus (“COVID-19”) pandemic and paved the way for a hybrid working framework in a normalized environment as employees return to the office. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled

Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2021 to the performance of funds in the Broadridge performance universe and against the Russell 1000® Growth Index (Index). The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one year period, the second quintile for the three year period and the fourth quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board considered that the Fund was created in connection with Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”) and that the Fund’s performance prior to the closing of the Transaction on May 24, 2019 is that of its predecessor fund. The Board noted that the Fund’s investment process and portfolio management team underwent changes in December 2020. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that

23	Invesco Capital Appreciation Fund

selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was reasonably comparable to the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

    The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

24	Invesco Capital Appreciation Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2022:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$1,146,030,995
Qualified Dividend Income*	15.72%
Corporate Dividends Received Deduction*	11.88%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Short-Term Capital Gain Distributions	$179,293,277

25	Invesco Capital Appreciation Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			190	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Capital Appreciation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee and Chair	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	190	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	190	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	190	Insperity, Inc. (formerly known as Administaff) (human resources provider); Member of Regional Board of Directors and Board of Directors, First Financial Bancorp (regional bank)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			190	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	190	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2003	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	190	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Capital Appreciation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			190	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury and Director, ON Semiconductor Corporation (semiconductor manufacturing)	190	None
Ann Barnett Stern[2] – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment, Inc. a private philanthropic institution (private philanthropic institution) Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP and Andrews & Kurth LLP	190	Trustee and Board Vice Chair of Holdsworth Center (non-profit); Trustee and Chair of Nomination/Governance Committee, Good Reason Houston, (non-profit); Trustee and Investment Committee member of University of Texas Law School Foundation (non-profit); Board Member of Greater Houston Partnership (non-profit); Advisory Board member, Baker Institute for Public Policy at Rice University (non-profit) Formerly: Director and Audit Committee Member of Federal Reserve Bank of Dallas
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	190	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management, 1994-2007; Trustee and Chair, Weiss Peck and Greer Funds Board, 2004-2005; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management, 1984-1994.	190	Formerly: Trustee and Governance Chair, Oppenheimer Funds, 2014-2019; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America, 2016-2019

[2]	Effective September 14, 2022, Ms. Ann Barnett Stern resigned as a Trustee of the Trust.

T-3	Invesco Capital Appreciation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	2003

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg –1974 Senior Vice President	2019

Senior Vice President, Invesco Group Services, Inc.; Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Capital Appreciation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Capital Appreciation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds; and Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets)

Formerly, Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; Associate, Gaston Snow & Ely Bartlett

			N/A	N/A
			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco Capital Appreciation Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-09913 and 333-36074	Invesco Distributors, Inc.	O-CAPA-AR-1

Annual Report to Shareholders	August 31, 2022

Invesco Core Plus Bond Fund

Nasdaq:

A: ACPSX ∎ C: CPCFX ∎ R: CPBRX ∎ Y: CPBYX ∎ R5: CPIIX ∎ R6: CPBFX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

6	Liquidity Risk Management Program

8	Schedule of Investments

32	Financial Statements

35	Financial Highlights

36	Notes to Financial Statements

46	Report of Independent Registered Public Accounting Firm

47	Fund Expenses

48	Approval of Investment Advisory and Sub-Advisory Contracts

50	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2022, Class A shares of Invesco Core Plus Bond Fund (the Fund), at net asset value (NAV), underperformed the Bloomberg U.S. Aggregate Bond Index, the Fund’s broad market/style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/21 to 8/31/22, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-14.19%
Class C Shares	-14.76
Class R Shares	-14.33
Class Y Shares	-13.95
Class R5 Shares	-13.89
Class R6 Shares	-13.85
Bloomberg U.S. Aggregate Bond IndexÚ (Broad Market/Style-Specific Index)	-11.52
Lipper Core Plus Bond Funds Index∎ (Peer Group Index)	-11.96

Source(s): ÚRIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

In the fourth quarter of 2021, concerns about inflation heightened as US inflation rose 7%,1 its highest level in nearly 40 years. Though the US Federal Reserve (the Fed) left policy rates unchanged in the quarter, the Fed indicated its accommodative policies were coming to an end in 2022 through a willingness to raise interest rates to combat inflation and the announced reduction of its monthly bond purchase program. Additionally, US interest rate moves and inflation risk significantly affected fixed income valuations during the quarter. The two-year Treasury yield rose moderately from 0.27% to 0.73%, while the 10-year increased slightly from 1.48% to 1.52% during the quarter.2 The yield curve, as measured by the yield differential between two- and 10-year Treasuries, flattened during the quarter.

    At the beginning of 2022, geopolitical and economic tensions between Ukraine and Russia culminated with the latter invading Ukrainian territory. World leaders levied sanctions against Russia that had material effects on global fixed income markets, particularly sovereign debt, corporates and levels of liquidity. The Russia-Ukraine war exacerbated inflationary pressures while also exerting downward pressure on economic growth through a surge in commodity/energy prices. Additionally, surges of COVID-19 in China exacerbated supply chain issues and aggravated inflation. During the second quarter of 2022, the two-year Treasury yield rose significantly from 0.78% to 2.28%, while the 10-year increased slightly from 1.63% to 2.32%.2

    In the second quarter of 2022, the macro backdrop of tightening financial conditions and slowing economic growth was negative for credit asset classes. Inflation, as measured by the Consumer Price Index, increased further to 9.1%1 and fixed income markets felt the impact of rising interest rates. Bond sectors experienced negative performance ranging from -0.9% (Bloomberg Asset-Backed Securities) to -9.8% (Bloomberg US Corporate High Yield).3 Credit spreads increased across all major credit-sensitive sectors, reflecting anticipation of an economic slowdown and increasing concerns about recession risk, with corporate spreads ending the second quarter above their long-term historical average. The Fed continued its rapid tightening of monetary policy in an effort to combat inflation via higher interest rates while simultaneously engineering a soft landing so as to not push the economy into a recession. The Fed aggressively raised its key fed funds rate during the period, including a 0.50% hike in May, a 0.75% hike in June (the largest since 1994), and an additional 0.75% hike in July to a target range of 2.25-2.50%. We believe that the Fed is unlikely to pivot from its hawkish policies, and we expect the Fed will increase the target range to 3.50-3.75% by the end of the year followed by a 0.50% cut in 2023. While rates remained elevated across all maturities on the yield curve, the two-year Treasury rates increased from 2.92% to 3.45% during the last 2-month period in the fiscal year, while 10-year Treasury rates increased from 3.04% to 3.15% over the same period.2 At the end of the fiscal year, the yield curve remained inverted, which historically has been an indicator of a potential recession.

    The Fund generated negative returns for the fiscal year and underperformed its broad market/style-specific benchmark. Overweight exposure to investment-grade and high yield corporates was the most notable detractor to the Fund’s relative performance, specifically in the banking sub-sector, driven by tightening financial conditions and slowing economic growth. Outperformance from the securitized sector, particularly within agency mortgages, was driven by a rise in yields.

    Overweight exposure to commercial mortgage-backed securities, particularly conduit and single borrower issues, detracted from the Fund’s performance relative to its broad market/style-specific benchmark during the fiscal year. The Fund’s out-of-index exposure to US dollar-denominated emerging market corporate debt during the fiscal year also detracted from the Fund’s relative performance due to geopolitical and economic tensions that aggravated inflation, weakened growth and spurned aggressive monetary tightening. The Fund’s underweight to treasuries contributed to relative Fund performance, as the Fed shifted towards hawkish monetary policies.

    The Fund benefited from incremental income earned from transactions in the highly liquid to-be-announced market for agency mortgage-backed securities (MBS). Such transactions involve the Fund selling an MBS to a financial institution, with an agreement to repurchase a substantially similar security at an agreed upon price and date. Cash received by the Fund as a result of this repurchase transaction may be invested in short-term instruments, and the income from these investments, together with any additional fee income received from this activity, generates income for the Fund.

    The Fund may use active duration and yield-curve positioning for risk management and for generating excess return versus its broad market/style-specific benchmark. Duration measures a portfolio’s price sensitivity to interest rate changes. Yield curve positioning refers to actively emphasizing particular points (maturities) along the yield curve with favorable risk-return expectations. During the fiscal year, duration of the portfolio was maintained close to that of the broad market/style-specific benchmark, on average, and the timing of changes and the degree of variance from the Fund’s broad market/style-specific benchmark during the fiscal year contributed slightly to relative returns. Buying and selling US Treasury futures and interest rate swaptions were important tools used for the management of interest rate risk and to maintain our targeted portfolio duration.

    Part of the Fund’s strategy to manage credit and currency risk in the portfolio during the fiscal year entailed purchasing and selling credit and currency derivatives. We sought to manage credit market risk by purchasing and selling protection through credit default swaps at various points throughout the fiscal year. The currency management was carried out via currency forwards and options on an as-needed basis, and we believe this was effective in managing the currency positioning within the Fund.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The risk may be greater due to the current rising-rates market environment. The degree to which the value

2	Invesco Core Plus Bond Fund

of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We monitor interest rates, as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

    Thank you for investing in Invesco Core Plus Bond Fund and for sharing our long-term investment horizon.

1	Source: US Bureau of Labor Statistics

2	Source: US Department of the Treasury

3	Source: Bloomberg LP

Portfolio manager(s):

Matthew Brill

Chuck Burge

Michael Hyman

Todd Schomberg

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Core Plus Bond Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/12

1 Source: Lipper Inc.

2 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Core Plus Bond Fund

Average Annual Total Returns
As of 8/31/22, including maximum applicable sales charges
Class A Shares
Inception (6/3/09)	3.07%
10 Years	1.61
5 Years	-0.37
1 Year	-17.86

Class C Shares
Inception (6/3/09)	2.92%
10 Years	1.46
5 Years	-0.23
1 Year	-15.59

Class R Shares
Inception (6/3/09)	3.14%
10 Years	1.80
5 Years	0.27
1 Year	-14.33

Class Y Shares
Inception (6/3/09)	3.67%
10 Years	2.32
5 Years	0.77
1 Year	-13.95

Class R5 Shares
Inception (6/3/09)	3.66%
10 Years	2.33
5 Years	0.77
1 Year	-13.89

Class R6 Shares
10 Years	2.38%
5 Years	0.83
1 Year	-13.85

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Core Plus Bond Fund

Supplemental Information

Invesco Core Plus Bond Fund’s investment objective is total return, comprised of current income and capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of August 31, 2022, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.
∎	The Lipper Core Plus Bond Funds Index is an unmanaged index considered representative of core plus bond funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 21-23, 2022, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2021, through December 31, 2021 (the “Program

Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus pandemic on the Fund and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Core Plus Bond Fund

Fund Information

Portfolio Composition

By security type	% of total investments

U.S. Dollar Denominated Bonds & Notes	42.42%

Asset-Backed Securities	25.22

U.S. Government Sponsored Agency Mortgage- Backed Securities	13.17

U.S. Treasury Securities	10.26

Preferred Stocks	1.73

Security types each less than 1% of portfolio	1.73

Money Market Funds	5.47

Top Five Debt Issuers*

		% of total net assets

1.	Federal National Mortgage Association	13.15%

2.	U.S. Treasury	12.05

3.	Bank of America Corp.	1.43

4.	Morgan Stanley Capital I Trust	1.35

5.	Government National Mortgage Association	1.20

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of August 31, 2022.

7	Invesco Core Plus Bond Fund

Schedule of Investments(a)

August 31, 2022

	Principal Amount	Value

U.S. Dollar Denominated Bonds & Notes–49.85%
Advertising–0.13%
Interpublic Group of Cos., Inc. (The), 4.75%, 03/30/2030	$1,721,000	$1,660,797

Lamar Media Corp., 3.75%, 02/15/2028(b)	4,775,000	4,290,027

		5,950,824

Aerospace & Defense–0.19%
Boeing Co. (The),
2.75%, 02/01/2026	1,603,000	1,500,512

2.20%, 02/04/2026	2,475,000	2,265,804

Embraer Netherlands Finance B.V. (Brazil), 6.95%, 01/17/2028(c)	220,000	219,727

Lockheed Martin Corp.,
4.15%, 06/15/2053	2,391,000	2,237,044

4.30%, 06/15/2062	2,951,000	2,762,511

		8,985,598

Agricultural & Farm Machinery–0.21%
Cargill, Inc.,
3.63%, 04/22/2027(c)	3,275,000	3,204,817

4.00%, 06/22/2032(c)	3,965,000	3,842,571

4.38%, 04/22/2052(c)	2,953,000	2,826,399

		9,873,787

Agricultural Products–0.02%
Bunge Ltd. Finance Corp., 2.75%, 05/14/2031(b)	1,250,000	1,051,139

Airlines–0.71%
Allegiant Travel Co., 7.25%, 08/15/2027(c)	999,000	993,441

American Airlines Pass-Through Trust,
Series 2017-1, Class B, 4.95%, 02/15/2025	360,850	333,158

Series 2021-1, Class B, 3.95%, 07/11/2030	6,191,000	5,170,123

Series 2021-1, Class A, 2.88%, 07/11/2034	5,399,000	4,533,724

British Airways Pass-Through Trust (United Kingdom),
Series 2019-1, Class A, 3.35%, 06/15/2029(c)	1,954,526	1,696,676

Series 2021-1, Class A, 2.90%, 03/15/2035(c)	2,881,932	2,409,397

Delta Air Lines, Inc., 7.38%, 01/15/2026	629,000	642,423

Delta Air Lines, Inc./SkyMiles IP Ltd.,
4.50%, 10/20/2025(c)	2,991,470	2,932,007

4.75%, 10/20/2028(c)	5,983,047	5,719,090

United Airlines Pass-Through Trust,
Series 2020-1, Class A, 5.88%, 10/15/2027	4,128,263	4,137,329

Series 2018-1, Class AA, 3.50%, 03/01/2030	2,045,548	1,834,242

	Principal Amount	Value

Airlines–(continued)
United Airlines, Inc.,
4.38%, 04/15/2026(c)	$1,250,000	$1,141,362

4.63%, 04/15/2029(c)	1,959,000	1,721,471

		33,264,443

Apparel, Accessories & Luxury Goods–0.00%
Macy’s Retail Holdings LLC, 6.13%, 03/15/2032(c)	150,000	124,765

Application Software–0.20%
salesforce.com, inc.,
2.90%, 07/15/2051	4,087,000	3,023,061

3.05%, 07/15/2061	2,480,000	1,794,584

Workday, Inc., 3.70%, 04/01/2029	4,666,000	4,379,270

		9,196,915

Asset Management & Custody Banks–0.59%
Ameriprise Financial, Inc., 4.50%, 05/13/2032	2,537,000	2,532,634

Apollo Management Holdings L.P., 2.65%, 06/05/2030(b)(c)	573,000	481,173

Ares Capital Corp.,
2.88%, 06/15/2028	825,000	686,081

3.20%, 11/15/2031	900,000	702,656

Bank of New York Mellon Corp. (The),
4.60%, 07/26/2030(d)	2,046,000	2,047,411

Series I, 3.75%(d)(e)	6,734,000	5,689,691

Blackstone Secured Lending Fund,
2.75%, 09/16/2026(b)	4,675,000	4,148,770

2.13%, 02/15/2027	4,882,000	4,052,744

2.85%, 09/30/2028	2,555,000	2,035,578

CI Financial Corp. (Canada), 3.20%, 12/17/2030	2,180,000	1,662,595

State Street Corp.,
4.42%, 05/13/2033(b)(d)	1,395,000	1,374,894

4.16%, 08/04/2033(d)	2,227,000	2,152,584

		27,566,811

Auto Parts & Equipment–0.33%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
4.75%, 04/01/2028(b)(c)	9,090,000	7,949,977

5.38%, 03/01/2029(b)(c)	2,200,000	1,920,875

Nemak S.A.B. de C.V. (Mexico), 3.63%, 06/28/2031(c)	7,165,000	5,471,445

		15,342,297

Automobile Manufacturers–0.96%
BMW US Capital LLC (Germany),
2.89% (SOFR + 0.84%), 04/01/2025(c)(f)	2,138,000	2,139,305

3.70%, 04/01/2032(c)	3,051,000	2,848,867

Daimler Trucks Finance North America LLC (Germany), 3.65%, 04/07/2027(c)	2,771,000	2,632,913

Ford Motor Co., 6.10%, 08/19/2032	9,578,000	9,340,082

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Core Plus Bond Fund

	Principal Amount	Value

Automobile Manufacturers–(continued)
Ford Motor Credit Co. LLC,
2.70%, 08/10/2026	$4,046,000	$3,509,228

2.90%, 02/10/2029	668,000	541,838

General Motors Financial Co., Inc.,
3.80%, 04/07/2025(b)	4,737,000	4,620,609

5.00%, 04/09/2027	4,636,000	4,576,548

4.30%, 04/06/2029(b)	5,916,000	5,466,892

Hyundai Capital America,
5.75%, 04/06/2023(c)	1,699,000	1,713,034

2.00%, 06/15/2028(c)	3,596,000	2,986,122

Nissan Motor Acceptance Co. LLC, 1.85%, 09/16/2026(c)	3,128,000	2,654,393

Volkswagen Group of America Finance LLC (Germany),
4.35%, 06/08/2027(c)	1,822,000	1,774,810

4.60%, 06/08/2029(c)	217,000	209,313

		45,013,954

Automotive Retail–0.43%
Asbury Automotive Group, Inc., 5.00%, 02/15/2032(c)	2,811,000	2,352,273

AutoZone, Inc., 4.75%, 08/01/2032(b)	3,891,000	3,859,456

Lithia Motors, Inc., 3.88%, 06/01/2029(b)(c)	7,778,000	6,578,282

Sonic Automotive, Inc.,
4.63%, 11/15/2029(b)(c)	2,767,000	2,368,704

4.88%, 11/15/2031(b)(c)	5,949,000	4,968,605

		20,127,320

Biotechnology–0.18%
CSL Finance PLC (Australia),
3.85%, 04/27/2027(c)	1,850,000	1,825,414

4.05%, 04/27/2029(c)	1,422,000	1,382,025

4.63%, 04/27/2042(c)	1,408,000	1,334,210

4.75%, 04/27/2052(c)	2,166,000	2,087,480

4.95%, 04/27/2062(c)	1,638,000	1,580,743

		8,209,872

Brewers–0.01%
Cia Cervecerias Unidas S.A. (Chile), 3.35%, 01/19/2032(c)	250,000	217,897

Building Products–0.04%
Advanced Drainage Systems, Inc., 6.38%, 06/15/2030(c)	1,516,000	1,468,370

North Queensland Export Terminal Pty. Ltd. (Australia), 4.45%, 12/15/2022(c)	300,000	293,958

		1,762,328

Cable & Satellite–0.58%
CCO Holdings LLC/CCO Holdings Capital Corp.,
6.38%, 09/01/2029(b)(c)	8,833,000	8,590,092

4.50%, 06/01/2033(c)	3,596,000	2,827,517

	Principal Amount	Value

Cable & Satellite–(continued)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.,
3.50%, 06/01/2041	$372,000	$258,164

3.50%, 03/01/2042	3,818,000	2,641,260

3.90%, 06/01/2052	2,474,000	1,678,895

3.85%, 04/01/2061	2,669,000	1,709,857

Comcast Corp., 2.80%, 01/15/2051	75,000	51,971

Cox Communications, Inc., 2.60%, 06/15/2031(c)	1,972,000	1,644,746

DISH DBS Corp., 5.88%, 11/15/2024	290,000	262,801

Sirius XM Radio, Inc., 3.88%, 09/01/2031(c)	8,701,000	7,036,673

VTR Comunicaciones S.p.A. (Chile), 4.38%, 04/15/2029(c)	200,000	125,526

		26,827,502

Casinos & Gaming–0.10%
CDI Escrow Issuer, Inc., 5.75%, 04/01/2030(c)	4,990,000	4,629,173

Commodity Chemicals–0.01%
Alpek S.A.B. de C.V. (Mexico), 3.25%, 02/25/2031(c)	200,000	169,661

Unigel Luxembourg S.A. (Brazil), 8.75%, 10/01/2026(c)	400,000	406,973

		576,634

Computer & Electronics Retail–0.08%
Dell International LLC/EMC Corp., 3.45%, 12/15/2051(c)	2,240,000	1,466,717

Leidos, Inc., 2.30%, 02/15/2031	2,851,000	2,241,902

		3,708,619

Construction & Engineering–0.01%
Bioceanico Sovereign Certificate Ltd. (Paraguay), 0.00%, 06/05/2034(c)(g)	140,418	93,791

Mexico City Airport Trust (Mexico), 3.88%, 04/30/2028(c)	200,000	179,570

Rutas 2 and 7 Finance Ltd. (Paraguay), 0.00%, 09/30/2036(c)(g)	232,000	148,333

		421,694

Consumer Finance–0.49%
Ally Financial, Inc., 2.20%, 11/02/2028(b)	542,000	447,999

American Express Co.,
2.55%, 03/04/2027	3,758,000	3,491,843

4.99%, 05/26/2033(d)	4,196,000	4,176,465

4.42%, 08/03/2033(d)	8,911,000	8,603,421

Capital One Financial Corp., 5.27%, 05/10/2033(b)(d)	1,100,000	1,080,258

OneMain Finance Corp., 3.88%, 09/15/2028	5,594,000	4,370,928

Synchrony Financial, 4.50%, 07/23/2025	670,000	656,203

		22,827,117

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Core Plus Bond Fund

	Principal Amount	Value

Copper–0.27%
Freeport-McMoRan, Inc.,
5.00%, 09/01/2027(b)	$2,674,000	$2,642,395

5.40%, 11/14/2034(b)	385,000	365,785

PT Freeport Indonesia (Indonesia),
4.76%, 04/14/2027(c)	2,850,000	2,781,600

5.32%, 04/14/2032(c)	3,845,000	3,574,923

6.20%, 04/14/2052(c)	3,649,000	3,247,610

		12,612,313

Data Processing & Outsourced Services–0.31%
Block, Inc., 3.50%, 06/01/2031(b)	5,665,000	4,668,725

Clarivate Science Holdings Corp., 3.88%, 07/01/2028(c)	5,787,000	4,960,899

Fidelity National Information Services, Inc., 2.25%, 03/01/2031(b)	725,000	591,863

PayPal Holdings, Inc., 5.05%, 06/01/2052(b)	4,152,000	4,056,295

		14,277,782

Department Stores–0.00%
Falabella S.A. (Chile), 3.75%, 10/30/2027(c)	200,000	188,302

Distributors–0.06%
Genuine Parts Co., 2.75%, 02/01/2032(b)	3,372,000	2,800,676

Diversified Banks–8.69%
Africa Finance Corp. (Supranational), 4.38%, 04/17/2026(c)	20,285,000	19,627,766

African Export-Import Bank (The) (Supranational),
2.63%, 05/17/2026(c)	3,237,000	2,927,381

3.80%, 05/17/2031(c)	4,227,000	3,478,546

Australia & New Zealand Banking Group Ltd. (Australia),6.75%(c)(d)(e)	7,492,000	7,463,574

Banco de Bogota S.A. (Colombia), 4.38%, 08/03/2027(c)	400,000	371,947

Banco de Credito e Inversiones S.A. (Chile), 2.88%, 10/14/2031(c)	220,000	183,891

Banco do Brasil S.A. (Brazil), 3.25%, 09/30/2026(c)	6,671,000	6,138,020

Banco GNB Sudameris S.A. (Colombia), 7.50%, 04/16/2031(c)(d)	200,000	159,537

Banco Mercantil del Norte S.A. (Mexico),
5.88%(c)(d)(e)	5,077,000	4,404,298

6.63%(c)(d)(e)	5,067,000	4,314,551

Banco Nacional de Panama (Panama), 2.50%, 08/11/2030(c)	215,000	174,256

Banco Santander S.A. (Spain), 5.29%, 08/18/2027(b)	9,200,000	9,009,795

	Principal Amount	Value

Diversified Banks–(continued)
Bank of America Corp.,
3.34% (SOFR + 1.05%), 02/04/2028(f)	$6,464,000	$6,246,149

4.38%, 04/27/2028(b)(d)	7,581,000	7,393,736

4.95%, 07/22/2028(d)	5,956,000	5,954,380

2.69%, 04/22/2032(d)	3,566,000	2,958,953

2.57%, 10/20/2032(d)	2,611,000	2,136,142

2.97%, 02/04/2033(d)	3,321,000	2,792,675

4.57%, 04/27/2033(d)	6,311,000	6,031,632

5.02%, 07/22/2033(d)	8,634,000	8,563,144

2.48%, 09/21/2036(d)	3,748,000	2,907,873

3.85%, 03/08/2037(d)	2,056,000	1,770,175

Series RR, 4.38%(b)(d)(e)	8,551,000	7,350,183

Series TT, 6.13%(b)(d)(e)	12,601,000	12,434,667

Bank of Nova Scotia (The) (Canada), 4.59%, 05/04/2037(d)	10,042,000	9,087,362

Barclays PLC (United Kingdom),
4.84%, 05/09/2028	600,000	566,623

8.00%(d)(e)	8,981,000	8,711,570

BNP Paribas S.A. (France), 4.38%, 03/01/2033(c)(d)	600,000	546,073

BPCE S.A. (France),
2.28%, 01/20/2032(c)(d)	447,000	346,468

5.75%, 07/19/2033(c)(d)	3,691,000	3,642,067

Citigroup, Inc.,
2.93% (SOFR + 0.69%), 01/25/2026(b)(f)	2,788,000	2,720,670

3.11%, 04/08/2026(d)	1,351,000	1,298,201

4.45%, 09/29/2027	1,474,000	1,437,960

4.66%, 05/24/2028(b)(d)	3,807,000	3,755,487

2.57%, 06/03/2031(d)	651,000	544,825

2.56%, 05/01/2032(d)	2,316,000	1,895,893

2.52%, 11/03/2032(d)	1,740,000	1,407,641

3.06%, 01/25/2033(d)	1,643,000	1,391,617

3.79%, 03/17/2033(d)	6,858,000	6,170,156

4.91%, 05/24/2033(b)(d)	4,330,000	4,240,666

2.90%, 11/03/2042(d)	2,634,000	1,928,470

3.88%(d)(e)	12,654,000	10,977,345

Series A, 5.95%(d)(e)	2,199,000	2,182,508

Commonwealth Bank of Australia (Australia), 2.69%, 03/11/2031(c)	525,000	421,561

Cooperatieve Rabobank U.A. (Netherlands),
3.65%, 04/06/2028(b)(c)(d)	4,756,000	4,475,765

4.66%, 08/22/2028(c)(d)	7,031,000	6,949,433

3.76%, 04/06/2033(c)(d)	4,418,000	3,925,553

Credit Agricole S.A. (France), 4.75%(c)(d)(e)	7,657,000	6,014,043

Development Bank of Kazakhstan JSC (Kazakhstan), 5.75%, 05/12/2025(c)	9,538,000	9,516,702

Export-Import Bank of India (India), 3.38%, 08/05/2026(c)	200,000	191,478

Federation des Caisses Desjardins du Quebec (Canada), 4.55%, 08/23/2027(c)	11,900,000	11,680,167

Grupo Aval Ltd. (Colombia), 4.75%, 09/26/2022(c)	500,000	500,043

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Core Plus Bond Fund

	Principal Amount	Value

Diversified Banks–(continued)
HSBC Holdings PLC (United Kingdom),
3.14% (SOFR + 1.43%), 03/10/2026(f)	$8,858,000	$8,779,566

5.21%, 08/11/2028(d)	6,517,000	6,365,153

2.36%, 08/18/2031(d)	288,000	227,746

2.87%, 11/22/2032(d)	790,000	628,409

5.40%, 08/11/2033(d)	10,235,000	9,749,604

Industrial Senior Trust (Guatemala), 5.50%, 11/01/2022(c)	500,000	499,930

ING Groep N.V. (Netherlands), 3.88%(d)(e)	508,000	378,526

JPMorgan Chase & Co.,
3.67% (3 mo. USD LIBOR + 0.89%), 07/23/2024(b)(f)	5,556,000	5,550,944

4.32%, 04/26/2028(d)	7,459,000	7,290,942

4.85%, 07/25/2028(d)	6,330,000	6,320,969

2.96%, 05/13/2031(d)	300,000	257,569

2.58%, 04/22/2032(d)	2,224,000	1,838,980

4.59%, 04/26/2033(d)	4,508,000	4,345,368

4.91%, 07/25/2033(d)	9,712,000	9,615,198

Series W, 3.91%(3 mo. USD LIBOR + 1.00%), 05/15/2047(f)	3,040,000	2,394,000

Lloyds Banking Group PLC (United Kingdom), 4.98%, 08/11/2033(d)	4,129,000	3,926,861

Mitsubishi UFJ Financial Group, Inc. (Japan),
5.02%, 07/20/2028(b)(d)	5,254,000	5,284,000

1.80%, 07/20/2033(d)	7,115,000	7,149,345

Mizuho Financial Group, Inc. (Japan),
2.20%, 07/10/2031(d)	2,338,000	1,879,433

2.56%, 09/13/2031	2,238,000	1,760,210

Multibank, Inc. (Panama), 4.38%, 11/09/2022(c)	200,000	200,083

National Australia Bank Ltd. (Australia), 2.33%, 08/21/2030(c)	632,000	502,615

NatWest Group PLC (United Kingdom), 5.52%, 09/30/2028(d)	2,812,000	2,815,549

Nordea Bank Abp (Finland), 6.63%(b)(c)(d)(e)	2,961,000	2,916,798

Royal Bank of Canada (Canada), 2.93%(SOFR + 0.71%), 01/21/2027(f)	8,886,000	8,558,686

Shinhan Financial Group Co. Ltd. (South Korea), 3.34%, 02/05/2030(c)(d)	200,000	190,945

Standard Chartered PLC (United Kingdom),
7.75%(c)(d)(e)	8,153,000	8,186,053

2.68%, 06/29/2032(c)(d)	3,192,000	2,533,131

3.27%, 02/18/2036(c)(d)	1,929,000	1,515,183

4.30%(c)(d)(e)	9,045,000	6,548,829

7.75%(c)(d)(e)	11,053,000	10,753,464

Sumitomo Mitsui Financial Group, Inc. (Japan),
3.04%, 07/16/2029	1,572,000	1,391,465

2.14%, 09/23/2030	3,184,000	2,534,049

	Principal Amount	Value

Diversified Banks–(continued)
Turkiye Vakiflar Bankasi T.A.O. (Turkey), 5.50%, 10/01/2026(c)	$7,818,000	$6,490,152

U.S. Bancorp,
4.55%, 07/22/2028(d)	6,318,000	6,344,532

4.97%, 07/22/2033(d)	4,826,000	4,762,136

2.49%, 11/03/2036(d)	9,016,000	7,281,577

Wells Fargo & Co.,
3.53%, 03/24/2028(d)	3,523,000	3,330,139

4.81%, 07/25/2028(d)	3,651,000	3,626,169

4.90%, 07/25/2033(d)	3,583,000	3,529,567

4.61%, 04/25/2053(d)	5,568,000	5,117,657

Westpac Banking Corp. (Australia),
5.41%, 08/10/2033(d)	481,000	462,940

2.67%, 11/15/2035(d)	225,000	177,277

		405,331,367

Diversified Capital Markets–1.58%
Credit Suisse AG (Switzerland), 5.00%, 07/09/2027	10,827,000	10,553,403

Credit Suisse Group AG (Switzerland),
6.44%, 08/11/2028(c)(d)	9,793,000	9,606,282

6.54%, 08/12/2033(b)(c)(d)	14,401,000	13,764,795

4.50%(b)(c)(d)(e)	8,865,000	5,811,567

5.10%(b)(c)(d)(e)	3,926,000	2,684,354

5.25%(c)(d)(e)	7,968,000	6,009,784

7.50%(c)(d)(e)	6,182,000	5,461,974

7.50%(c)(d)(e)	305,000	290,202

9.75%(b)(c)(d)(e)	9,145,000	9,259,313

OWL Rock Core Income Corp., 4.70%, 02/08/2027	2,796,000	2,547,493

UBS Group AG (Switzerland),
4.75%, 05/12/2028(c)(d)	6,068,000	5,955,780

4.38%(c)(d)(e)	2,596,000	1,961,200

		73,906,147

Diversified Chemicals–0.09%
Braskem Netherlands Finance B.V. (Brazil),
4.50%, 01/31/2030(c)	200,000	177,731

5.88%, 01/31/2050(c)	200,000	163,292

Equate Petrochemical B.V. (Kuwait), 2.63%, 04/28/2028(c)	200,000	179,713

OCP S.A. (Morocco),
3.75%, 06/23/2031(c)	200,000	165,221

5.13%, 06/23/2051(c)	3,990,000	2,877,628

SABIC Capital II B.V. (Saudi Arabia),
4.00%, 10/10/2023(c)	200,000	199,884

4.50%, 10/10/2028(c)	200,000	203,830

		3,967,299

Diversified Metals & Mining–0.18%
FMG Resources August 2006 Pty. Ltd. (Australia), 4.38%, 04/01/2031(b)(c)	5,505,000	4,497,310

Minera Mexico S.A. de C.V. (Mexico), 4.50%, 01/26/2050(c)	200,000	157,076

South32 Treasury Ltd. (Australia), 4.35%, 04/14/2032(c)	3,991,000	3,636,898

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Core Plus Bond Fund

	Principal Amount	Value

Diversified Metals & Mining–(continued)
Volcan Cia Minera S.A.A. (Peru), 4.38%, 02/11/2026(c)	$53,000	$46,190

		8,337,474

Diversified REITs–0.84%
CubeSmart L.P., 2.50%, 02/15/2032	2,151,000	1,738,033

Trust Fibra Uno (Mexico),
5.25%, 01/30/2026(c)	8,353,000	7,929,169

4.87%, 01/15/2030(c)	8,347,000	7,232,425

6.39%, 01/15/2050(c)	5,965,000	4,856,017

VICI Properties L.P.,
4.75%, 02/15/2028	5,071,000	4,873,422

4.95%, 02/15/2030(b)	5,071,000	4,876,000

5.13%, 05/15/2032	4,176,000	3,985,491

5.63%, 05/15/2052	3,784,000	3,506,018

		38,996,575

Education Services–0.30%
Grand Canyon University, 3.25%, 10/01/2023	14,227,000	14,049,162

Electric Utilities–1.72%
AEP Texas, Inc.,
4.70%, 05/15/2032	2,082,000	2,036,522

5.25%, 05/15/2052	3,033,000	3,055,111

Alfa Desarrollo S.p.A. (Chile), 4.55%, 09/27/2051(c)	6,894,364	4,974,421

American Electric Power Co., Inc., 3.88%, 02/15/2062(d)	11,164,000	9,503,525

Centrais Eletricas Brasileiras S.A. (Brazil), 3.63%, 02/04/2025(c)	200,000	192,500

CLP Power Hong Kong Financing Ltd. (Hong Kong), 3.13%, 05/06/2025(c)	200,000	194,206

Drax Finco PLC (United Kingdom), 6.63%, 11/01/2025(c)	6,116,000	5,956,464

Duke Energy Corp.,
4.30%, 03/15/2028	4,683,000	4,587,255

5.00%, 08/15/2052	7,377,000	7,019,153

3.25%, 01/15/2082(d)	2,204,000	1,761,817

Duke Energy Progress LLC, 2.50%, 08/15/2050	1,811,000	1,243,055

Electricite de France S.A. (France), 4.88%, 09/21/2038(c)	550,000	486,767

Empresa de Transmision Electrica S.A. (Panama), 5.13%, 05/02/2049(c)	200,000	165,027

Enel Finance International N.V. (Italy), 2.88%, 07/12/2041(c)	2,829,000	1,795,351

Entergy Louisiana LLC, 4.75%, 09/15/2052	1,787,000	1,734,782

Eskom Holdings SOC Ltd. (South Africa), 6.35%, 08/10/2028(c)	222,000	210,705

Eversource Energy, Series R, 1.65%, 08/15/2030	213,000	170,496

Greenko Power II Ltd. (India), 4.30%, 12/13/2028(c)	195,500	158,355

	Principal Amount	Value

Electric Utilities–(continued)
Interconexion Electrica S.A. ESP (Colombia), 3.83%, 11/26/2033(c)	$2,534,000	$2,152,292

Israel Electric Corp. Ltd. (The) (Israel), 4.25%, 08/14/2028(c)	200,000	197,155

Kallpa Generacion S.A. (Peru), 4.13%, 08/16/2027(c)	200,000	186,304

Korea Hydro & Nuclear Power Co. Ltd. (South Korea), 3.00%, 09/19/2022(c)	200,000	199,935

Mercury Chile Holdco LLC (Chile), 6.50%, 01/24/2027(c)	8,936,000	7,965,997

NextEra Energy Capital Holdings, Inc.,
4.63%, 07/15/2027	7,701,000	7,737,547

5.00%, 07/15/2032(b)	2,577,000	2,626,487

PacifiCorp, 2.90%, 06/15/2052	2,390,000	1,727,824

PT Perusahaan Perseroan (Persero) Perusahaan Listrik Negara (Indonesia),
5.45%, 05/21/2028(c)	200,000	205,259

3.38%, 02/05/2030(c)	200,000	175,737

Southern Co. (The),
Series 21-A, 3.75%, 09/15/2051(d)	1,464,000	1,270,020

Series B, 5.46%(3 mo. USD LIBOR + 3.63%), 03/15/2057(f)	335,000	334,323

State Grid Overseas Investment BVI Ltd. (China), 3.50%, 05/04/2027(c)	200,000	196,130

Tampa Electric Co., 5.00%, 07/15/2052	2,593,000	2,606,944

Trinidad Generation Unlimited (Trinidad and Tobago), 5.25%, 11/04/2027(c)	400,000	389,100

Virginia Electric & Power Co.,
Series B, 3.75%, 05/15/2027	3,276,000	3,221,929

Series C, 4.63%, 05/15/2052	3,801,000	3,710,572

Vistra Operations Co. LLC, 4.38%, 05/01/2029(c)	172,000	150,251

		80,299,318

Electrical Components & Equipment–0.04%
Sensata Technologies B.V., 5.88%, 09/01/2030(b)(c)	2,099,000	2,054,375

Electronic Components–0.08%
Corning, Inc., 5.45%, 11/15/2079	3,844,000	3,570,221

Electronic Equipment & Instruments–0.09%
Vontier Corp.,
2.40%, 04/01/2028	2,824,000	2,288,570

2.95%, 04/01/2031	2,614,000	2,014,479

		4,303,049

Environmental & Facilities Services–0.20%
Covanta Holding Corp., 4.88%, 12/01/2029(c)	6,570,000	5,554,935

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Core Plus Bond Fund

	Principal Amount	Value

Environmental & Facilities Services–(continued)
GFL Environmental, Inc. (Canada), 3.50%, 09/01/2028(b)(c)	$4,531,000	$3,944,507

		9,499,442

Fertilizers & Agricultural Chemicals–0.01%
Nutrien Ltd. (Canada), 2.95%, 05/13/2030	292,000	259,112

Financial Exchanges & Data–1.23%
B3 S.A. - Brasil, Bolsa, Balcao (Brazil), 4.13%, 09/20/2031(c)	12,555,000	10,624,669

Cboe Global Markets, Inc., 3.00%, 03/16/2032	8,436,000	7,481,868

Coinbase Global, Inc., 3.38%, 10/01/2028(c)	97,000	62,848

FactSet Research Systems, Inc., 3.45%, 03/01/2032	3,895,000	3,407,890

Intercontinental Exchange, Inc.,
4.00%, 09/15/2027	5,446,000	5,371,711

4.35%, 06/15/2029	4,196,000	4,154,283

4.60%, 03/15/2033	3,657,000	3,630,308

4.95%, 06/15/2052	5,017,000	4,960,674

5.20%, 06/15/2062	3,802,000	3,758,695

Moody’s Corp.,
4.25%, 08/08/2032	2,509,000	2,429,322

2.75%, 08/19/2041	2,647,000	1,935,478

3.75%, 02/25/2052	3,037,000	2,494,927

3.10%, 11/29/2061	6,179,000	4,225,712

MSCI, Inc.,
3.88%, 02/15/2031(c)	1,750,000	1,502,615

3.63%, 11/01/2031(c)	1,763,000	1,471,562

		57,512,562

Food Distributors–0.11%
American Builders & Contractors Supply Co., Inc., 3.88%, 11/15/2029(c)	6,086,000	4,994,763

Forest Products–0.01%
Celulosa Arauco y Constitucion S.A. (Chile),
4.50%, 08/01/2024	500,000	501,297

5.15%, 01/29/2050(c)	200,000	169,272

		670,569

Gas Utilities–0.01%
Infraestructura Energetica Nova, S.A.P.I. de C.V. (Mexico), 4.88%, 01/14/2048(c)	400,000	299,360

Gold–0.00%
Endeavour Mining PLC (Burkina Faso), 5.00%, 10/14/2026(c)	200,000	175,010

Health Care Equipment–0.01%
Teleflex, Inc., 4.63%, 11/15/2027	385,000	360,957

Health Care Facilities–0.08%
Tenet Healthcare Corp., 6.13%, 06/15/2030(c)	3,790,000	3,643,327

	Principal Amount	Value

Health Care REITs–0.10%
Omega Healthcare Investors, Inc.,
3.38%, 02/01/2031	$514,000	$419,398

3.25%, 04/15/2033	3,043,000	2,313,301

Welltower, Inc.,
3.10%, 01/15/2030	600,000	529,867

3.85%, 06/15/2032	1,677,000	1,527,468

		4,790,034

Health Care Services–0.30%
Piedmont Healthcare, Inc.,
Series 2032, 2.04%, 01/01/2032	3,347,000	2,704,065

Series 2042, 2.72%, 01/01/2042	3,229,000	2,382,125

2.86%, 01/01/2052	3,690,000	2,524,794

Providence St. Joseph Health Obligated Group, Series 21-A, 2.70%, 10/01/2051	9,831,000	6,524,297

		14,135,281

Health Care Supplies–0.01%
Medline Borrower L.P., 3.88%, 04/01/2029(c)	624,000	529,620

Highways & Railtracks–0.02%
TransJamaican Highway Ltd. (Jamaica), 5.75%, 10/10/2036(c)	1,295,475	1,102,417

Homebuilding–0.11%
M.D.C. Holdings, Inc.,
3.85%, 01/15/2030	2,779,000	2,278,503

3.97%, 08/06/2061	5,194,000	2,975,878

		5,254,381

Hotel & Resort REITs–0.02%
Host Hotels & Resorts L.P., Series F, 4.50%, 02/01/2026	620,000	605,595

Service Properties Trust, 4.95%, 02/15/2027	565,000	458,378

		1,063,973

Hotels, Resorts & Cruise Lines–0.04%
Carnival Corp., 5.75%, 03/01/2027(c)	655,000	510,183

Hilton Domestic Operating Co., Inc., 3.63%, 02/15/2032(c)	1,874,000	1,515,597

		2,025,780

Household Products–0.09%
Colgate-Palmolive Co., 3.10%, 08/15/2027	4,371,000	4,259,251

Independent Power Producers & Energy Traders–0.44%
AES Panama Generation Holdings S.R.L. (Panama), 4.38%, 05/31/2030(c)	200,000	174,091

Calpine Corp., 3.75%, 03/01/2031(b)(c)	7,322,000	6,084,253

Colbun S.A. (Chile), 3.95%, 10/11/2027(c)	200,000	189,552

Emirates SembCorp Water & Power Co. PJSC (United Arab Emirates), 4.45%, 08/01/2035(c)	200,000	185,782

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Core Plus Bond Fund

	Principal Amount	Value

Independent Power Producers & Energy Traders–(continued)
EnfraGen Energia Sur S.A./EnfraGen Spain S.A./Prime Energia S.p.A. (Spain),
5.38%, 12/30/2030(c)	$650,000	$455,000

5.38%, 12/30/2030(c)	13,469,000	9,428,300

Vistra Corp., 7.00%(c)(d)(e)	4,491,000	4,148,606

		20,665,584

Industrial Conglomerates–0.12%
Bidvest Group UK PLC (The) (South Africa), 3.63%, 09/23/2026(c)	6,195,000	5,702,497

Industrial Machinery–0.02%
Flowserve Corp., 2.80%, 01/15/2032	782,000	610,327

HTA Group Ltd. (United Republic of Tanzania), 7.00%, 12/18/2025(c)	200,000	188,620

		798,947

Industrial REITs–0.03%
Cibanco S.A. Ibm/PLA Administradora Industrial S de RL de C.V. (Mexico), 4.96%, 07/18/2029(c)	200,000	175,724

LXP Industrial Trust, 2.38%, 10/01/2031	1,752,000	1,337,901

		1,513,625

Insurance Brokers–0.08%
Willis North America, Inc., 4.65%, 06/15/2027	3,747,000	3,678,085

Integrated Oil & Gas–1.27%
BP Capital Markets America, Inc.,
3.06%, 06/17/2041	3,322,000	2,611,548

2.94%, 06/04/2051	2,262,000	1,624,444

3.00%, 03/17/2052	1,810,000	1,317,404

BP Capital Markets PLC (United Kingdom),
4.38%(d)(e)	2,341,000	2,246,775

4.88%(d)(e)	1,880,000	1,725,605

Ecopetrol S.A. (Colombia), 4.63%, 11/02/2031	136,000	106,303

Gray Oak Pipeline LLC, 2.60%, 10/15/2025(c)	1,501,000	1,382,865

Petroleos Mexicanos (Mexico),
8.75%, 06/02/2029(b)(c)	11,641,000	10,744,526

5.95%, 01/28/2031	400,000	302,508

6.70%, 02/16/2032(b)	7,361,000	5,756,302

Petronas Capital Ltd. (Malaysia),
2.48%, 01/28/2032(c)	5,518,000	4,821,617

3.40%, 04/28/2061(c)	14,301,000	11,145,307

Qatar Energy (Qatar),
3.13%, 07/12/2041(c)	200,000	163,163

3.30%, 07/12/2051(c)	8,160,000	6,521,676

SA Global Sukuk Ltd. (Saudi Arabia), 1.60%, 06/17/2026(c)	4,059,000	3,732,360

Saudi Arabian Oil Co. (Saudi Arabia), 3.50%, 04/16/2029(c)	200,000	193,056

	Principal Amount	Value

Integrated Oil & Gas–(continued)
Shell International Finance B.V. (Netherlands),
2.88%, 11/26/2041	$1,658,000	$1,289,907

3.00%, 11/26/2051	4,594,000	3,457,797

		59,143,163

Integrated Telecommunication Services–0.49%
AT&T, Inc.,
3.50%, 09/15/2053	2,650,000	1,956,859

3.55%, 09/15/2055	5,424,000	3,977,286

British Telecommunications PLC (United Kingdom), 4.25%, 11/23/2081(c)(d)	10,020,000	8,776,356

IHS Holding Ltd. (Nigeria),
5.63%, 11/29/2026(c)	4,630,000	4,004,579

6.25%, 11/29/2028(c)	3,440,000	2,927,234

Telecom Argentina S.A. (Argentina), 8.00%, 07/18/2026(c)	100,000	90,500

Verizon Communications, Inc., 3.70%, 03/22/2061	1,564,000	1,207,805

		22,940,619

Interactive Home Entertainment–0.37%
Electronic Arts, Inc., 2.95%, 02/15/2051	2,195,000	1,599,207

ROBLOX Corp., 3.88%, 05/01/2030(b)(c)	9,375,000	7,836,662

Take-Two Interactive Software, Inc., 4.00%, 04/14/2032(b)	3,747,000	3,458,812

WMG Acquisition Corp., 3.00%, 02/15/2031(b)(c)	5,421,000	4,312,704

		17,207,385

Interactive Media & Services–0.81%
Cable Onda S.A. (Panama), 4.50%, 01/30/2030(c)	200,000	176,778

Globo Comunicacao e Participacoes S.A. (Brazil), 5.50%, 01/14/2032(c)	300,000	245,534

Match Group Holdings II LLC,
4.63%, 06/01/2028(c)	2,290,000	2,041,810

5.63%, 02/15/2029(c)	5,956,000	5,570,181

3.63%, 10/01/2031(c)	120,000	94,029

Meta Platforms, Inc.,
3.85%, 08/15/2032(c)	12,068,000	11,358,284

4.45%, 08/15/2052(c)	11,884,000	10,839,693

4.65%, 08/15/2062(c)	8,248,000	7,458,381

Weibo Corp. (China), 3.38%, 07/08/2030	200,000	158,448

		37,943,138

Internet & Direct Marketing Retail–0.25%
Meituan (China), 2.13%, 10/28/2025(b)(c)	7,837,000	6,904,068

Prosus N.V. (China),
3.26%, 01/19/2027(c)	4,761,000	4,123,907

3.06%, 07/13/2031(c)	200,000	148,765

4.19%, 01/19/2032(c)	200,000	160,299

QVC, Inc., 5.45%, 08/15/2034	180,000	129,236

		11,466,275

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Core Plus Bond Fund

	Principal Amount	Value

Internet Services & Infrastructure–0.48%
Twilio, Inc.,
3.63%, 03/15/2029(b)	$5,303,000	$4,433,971

3.88%, 03/15/2031(b)	5,642,000	4,562,009

VeriSign, Inc., 2.70%, 06/15/2031(b)	2,261,000	1,859,107

ZoomInfo Technologies LLC/ ZoomInfo Finance Corp., 3.88%, 02/01/2029(c)	13,134,000	11,395,638

		22,250,725

Investment Banking & Brokerage–1.87%
Brookfield Finance I (UK) PLC (Canada), 2.34%, 01/30/2032	454,000	364,979

Brookfield Finance, Inc. (Canada),
3.90%, 01/25/2028	1,685,000	1,594,131

2.72%, 04/15/2031	507,000	427,949

Charles Schwab Corp. (The),
3.35% (SOFR + 1.05%), 03/03/2027(f)	7,387,000	7,286,030

2.90%, 03/03/2032	3,488,000	3,077,926

5.00%(b)(d)(e)	3,752,000	3,497,467

Series G, 5.38%(d)(e)	578,000	577,278

Goldman Sachs Group, Inc. (The),
2.88% (SOFR + 0.58%), 03/08/2024(f)	5,965,000	5,909,821

2.93% (SOFR + 0.70%), 01/24/2025(f)	5,141,000	5,053,530

2.59% (SOFR + 0.81%), 03/09/2027(b)(f)	8,688,000	8,379,308

3.14% (SOFR + 0.92%), 10/21/2027(f)	2,332,000	2,241,594

3.42% (SOFR + 1.12%), 02/24/2028(f)	2,680,000	2,591,763

3.62%, 03/15/2028(d)	7,528,000	7,128,735

4.48%, 08/23/2028(d)	5,370,000	5,244,817

2.62%, 04/22/2032(d)	566,000	468,056

2.65%, 10/21/2032(d)	3,123,000	2,566,132

3.10%, 02/24/2033(d)	2,155,000	1,835,030

3.44%, 02/24/2043(d)	2,748,000	2,168,731

Series FRN, 2.57%(SOFR + 0.79%), 12/09/2026(f)	6,296,000	6,039,265

Series T, 3.80%(d)(e)	378,000	313,268

Series V, 4.13%(d)(e)	4,136,000	3,547,861

JAB Holdings B.V. (Austria), 4.50%, 04/08/2052(c)	13,262,000	9,745,224

Jefferies Group LLC/Jefferies Group Capital Finance, Inc., 4.15%, 01/23/2030	335,000	301,605

Morgan Stanley,
2.89% (SOFR + 0.63%), 01/24/2025(f)	3,665,000	3,612,518

2.51%, 10/20/2032(d)	1,941,000	1,590,801

4.89%, 07/20/2033(b)(d)	1,849,000	1,842,648

		87,406,467

IT Consulting & Other Services–0.08%
DXC Technology Co., 2.38%, 09/15/2028	4,232,000	3,619,948

	Principal Amount	Value

Leisure Products–0.22%
Brunswick Corp.,
4.40%, 09/15/2032(b)	$3,901,000	$3,357,975

5.10%, 04/01/2052	9,154,000	6,762,508

		10,120,483

Life & Health Insurance–2.60%
American Equity Investment Life Holding Co., 5.00%, 06/15/2027	2,481,000	2,432,542

Athene Global Funding,
1.20%, 10/13/2023(c)	3,940,000	3,789,563

2.50%, 01/14/2025(c)	1,528,000	1,436,313

1.45%, 01/08/2026(b)(c)	1,577,000	1,400,492

Athene Holding Ltd.,
4.13%, 01/12/2028	850,000	797,859

6.15%, 04/03/2030	1,249,000	1,262,020

3.45%, 05/15/2052	3,560,000	2,425,563

Corebridge Financial, Inc.,
4.40%, 04/05/2052(c)	2,567,000	2,145,737

6.88%, 12/15/2052(c)(d)	8,753,000	8,469,457

Delaware Life Global Funding,
Series 22-1, 3.31%, 03/10/2025(c)	11,863,000	11,334,741

Series 21-1, 2.66%, 06/29/2026(c)	31,380,000	28,706,738

GA Global Funding Trust,
2.25%, 01/06/2027(c)	2,915,000	2,622,352

2.90%, 01/06/2032(c)	6,088,000	4,967,545

MAG Mutual Holding Co., 4.75%, 04/30/2041(h)	27,101,000	23,276,789

MetLife, Inc.,
5.00%, 07/15/2052	2,368,000	2,401,564

Series D, 5.88%(d)(e)	200,000	196,238

Pacific Life Global Funding II,
2.84% (SOFR + 0.80%), 03/30/2025(c)(f)	10,572,000	10,413,277

2.92% (SOFR + 0.62%), 06/04/2026(c)(f)	4,537,000	4,370,265

Prudential Financial, Inc.,
5.63%, 06/15/2043(d)	600,000	598,548

6.00%, 09/01/2052(d)	6,987,000	6,905,369

Sammons Financial Group, Inc., 4.75%, 04/08/2032(c)	1,500,000	1,318,634

		121,271,606

Life Sciences Tools & Services–0.00%
Auna S.A.A. (Peru), 6.50%, 11/20/2025(c)	200,000	173,571

Managed Health Care–0.53%
Centene Corp., 2.50%, 03/01/2031	11,327,000	9,054,577

Kaiser Foundation Hospitals,
Series 2021, 2.81%, 06/01/2041	7,405,000	5,682,540

3.00%, 06/01/2051	7,725,000	5,747,235

UnitedHealth Group, Inc., 3.70%, 05/15/2027(b)	4,212,000	4,166,094

		24,650,446

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Core Plus Bond Fund

	Principal
	Amount	Value

Marine Ports & Services–0.01%
DP World Ltd. (United Arab Emirates), 6.85%, 07/02/2037(c)	$200,000	$222,083

Metal & Glass Containers–0.01%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, 6.00%, 06/15/2027(c)	520,000	510,361

Movies & Entertainment–0.52%
Magallanes, Inc.,
4.28%, 03/15/2032(c)	590,000	514,538

5.05%, 03/15/2042(c)	8,745,000	7,162,544

5.14%, 03/15/2052(c)	10,857,000	8,707,584

5.39%, 03/15/2062(c)	9,587,000	7,713,662

Walt Disney Co. (The), 6.55%, 03/15/2033	108,000	124,527

		24,222,855

Multi-line Insurance–0.15%
Allianz SE (Germany), 3.20%(c)(d)(e)	2,919,000	2,230,599

Liberty Mutual Group, Inc., 5.50%, 06/15/2052(c)	4,917,000	4,809,087

		7,039,686

Multi-Sector Holdings–0.01%
SURA Asset Management S.A. (Colombia), 4.88%, 04/17/2024(c)	300,000	297,791

Multi-Utilities–0.36%
Abu Dhabi National Energy Co. PJSC (United Arab Emirates), 4.88%, 04/23/2030(c)	200,000	211,615

Algonquin Power & Utilities Corp. (Canada), 4.75%, 01/18/2082(b)(d)	18,605,000	16,138,256

Dominion Energy, Inc., Series C, 2.25%, 08/15/2031(b)	787,000	652,984

		17,002,855

Office REITs–0.16%
Alexandria Real Estate Equities, Inc.,
1.88%, 02/01/2033	667,000	502,522

2.95%, 03/15/2034(b)	2,137,000	1,804,256

Highwoods Realty L.P., 2.60%, 02/01/2031	206,000	164,633

Hudson Pacific Properties L.P., 3.95%, 11/01/2027	335,000	314,353

Office Properties Income Trust,
4.50%, 02/01/2025	2,471,000	2,312,920

2.40%, 02/01/2027	2,840,000	2,149,645

		7,248,329

Oil & Gas Equipment & Services–0.10%
Petrofac Ltd. (United Kingdom), 9.75%, 11/15/2026(c)	5,848,000	4,426,165

Oil & Gas Exploration & Production–0.98%
Aker BP ASA (Norway), 3.10%, 07/15/2031(c)	1,574,000	1,326,578

Apache Corp., 7.75%, 12/15/2029	3,786,000	4,028,096

	Principal
	Amount	Value

Oil & Gas Exploration & Production–(continued)
Continental Resources, Inc., 2.88%, 04/01/2032(b)(c)	$2,113,000	$1,651,974

Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates),
2.16%, 03/31/2034(c)	7,414,956	6,488,559

2.94%, 09/30/2040(c)	11,900,390	9,959,854

Gazprom PJSC Via Gaz Finance PLC (Russia), 2.95%, 01/27/2029(c)	13,174,000	6,784,610

Gran Tierra Energy, Inc. (Colombia), 7.75%, 05/23/2027(c)	400,000	329,077

Hilcorp Energy I L.P./Hilcorp Finance Co.,
6.00%, 04/15/2030(c)	2,250,000	2,074,477

6.25%, 04/15/2032(c)	2,268,000	2,035,986

Kosmos Energy Ltd. (Ghana), 7.13%, 04/04/2026(c)	350,000	308,473

Murphy Oil Corp., 6.38%, 07/15/2028	4,384,000	4,323,194

PT Pertamina (Persero) (Indonesia),
4.30%, 05/20/2023(c)	200,000	199,625

3.10%, 08/27/2030(c)	200,000	178,461

Sinopec Group Overseas Development (2018) Ltd. (China), 2.95%, 08/08/2029(c)	200,000	185,954

Tengizchevroil Finance Co. International Ltd. (Kazakhstan), 4.00%, 08/15/2026(c)	200,000	172,670

Uzbekneftegaz JSC (Uzbekistan), 4.75%, 11/16/2028(c)	7,487,000	5,540,343

		45,587,931

Oil & Gas Refining & Marketing–0.04%
Parkland Corp. (Canada), 4.50%, 10/01/2029(b)(c)	1,801,000	1,527,077

Puma International Financing S.A. (Singapore), 5.00%, 01/24/2026(c)	200,000	176,761

		1,703,838

Oil & Gas Storage & Transportation–1.37%
Abu Dhabi Crude Oil Pipeline LLC (United Arab Emirates), 3.65%, 11/02/2029(c)	200,000	197,666

Boardwalk Pipelines L.P., 3.60%, 09/01/2032	3,480,000	2,935,728

El Paso Natural Gas Co. LLC, 8.38%, 06/15/2032	1,899,000	2,260,248

Enbridge, Inc. (Canada), 2.92%(SOFR + 0.63%), 02/16/2024(f)	1,643,000	1,630,204

EQM Midstream Partners L.P., 7.50%, 06/01/2030(c)	1,516,000	1,506,760

Kinder Morgan, Inc.,
7.75%, 01/15/2032	680,000	791,642

4.80%, 02/01/2033(b)	6,261,000	6,035,955

5.45%, 08/01/2052	10,769,000	10,486,764

Kinetik Holdings L.P., 5.88%, 06/15/2030(c)	4,822,000	4,593,076

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Core Plus Bond Fund

	Principal Amount	Value

Oil & Gas Storage & Transportation–(continued)
MPLX L.P.,
4.00%, 03/15/2028	$560,000	$536,330

4.95%, 03/14/2052	6,015,000	5,316,815

NGPL PipeCo LLC, 7.77%, 12/15/2037(c)	2,283,000	2,464,186

ONEOK, Inc., 6.35%, 01/15/2031	2,357,000	2,464,688

Targa Resources Corp.,
5.20%, 07/01/2027	5,136,000	5,126,665

6.25%, 07/01/2052	5,153,000	5,317,653

Venture Global Calcasieu Pass LLC, 3.88%, 11/01/2033(c)	6,037,000	5,025,803

Williams Cos., Inc. (The),
3.50%, 11/15/2030	500,000	450,540

2.60%, 03/15/2031	5,707,000	4,773,225

4.65%, 08/15/2032	527,000	508,551

3.50%, 10/15/2051	2,283,000	1,707,026

		64,129,525

Other Diversified Financial Services–0.61%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland), 3.00%, 10/29/2028	223,000	189,710

Arab Petroleum Investments Corp. (Supranational), 4.13%, 09/18/2023(c)	200,000	200,215

Avolon Holdings Funding Ltd. (Ireland), 2.75%, 02/21/2028(c)	725,000	591,278

Blackstone Holdings Finance Co. LLC, 1.60%, 03/30/2031(c)	189,000	147,532

Blue Owl Finance LLC, 3.13%, 06/10/2031(c)	800,000	608,181

Finance Department Government of Sharjah (United Arab Emirates), 4.38%, 03/10/2051(c)	200,000	131,267

Georgia Capital JSC (Georgia), 6.13%, 03/09/2024(c)	226,000	213,570

Jackson Financial, Inc.,
5.17%, 06/08/2027	3,323,000	3,282,854

5.67%, 06/08/2032(b)	4,362,000	4,239,555

Mexarrend S.A.P.I. de C.V. (Mexico), 10.25%, 07/24/2024(c)	400,000	119,267

Pershing Square Holdings Ltd.,
3.25%, 11/15/2030(c)	11,300,000	9,209,500

3.25%, 10/01/2031(c)	11,800,000	9,353,801

Peru Enhanced Pass-Through Finance Ltd. (Peru), Class A-2, 0.00%, 06/02/2025(c)(g)	89,658	84,688

SPARC EM SPC Panama Metro Line 2 S.P. (Panama), 0.00%, 12/05/2022(c)(g)	74,414	73,107

		28,444,525

Packaged Foods & Meats–0.47%
JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc.,
3.75%, 12/01/2031(c)	49,000	43,001

3.63%, 01/15/2032(b)(c)	3,710,000	3,214,901

	Principal Amount	Value

Packaged Foods & Meats–(continued)
Minerva Luxembourg S.A. (Brazil), 4.38%, 03/18/2031(c)	$22,437,000	$18,712,570

		21,970,472

Paper Packaging–0.06%
Berry Global, Inc., 1.65%, 01/15/2027	3,418,000	2,940,670

Paper Products–0.01%
Suzano Austria GmbH (Brazil),
2.50%, 09/15/2028	48,000	40,632

7.00%, 03/16/2047(c)	205,000	206,138

		246,770

Personal Products–0.00%
Oriflame Investment Holding PLC (Switzerland), 5.13%, 05/04/2026(c)	200,000	117,700

Pharmaceuticals–0.09%
Mayo Clinic, Series 2021, 3.20%, 11/15/2061	5,128,000	3,821,045

Royalty Pharma PLC, 2.20%, 09/02/2030	196,000	159,186

		3,980,231

Precious Metals & Minerals–0.00%
ALROSA Finance S.A. (Russia), 4.65%, 04/09/2024(c)(i)	200,000	0

Property & Casualty Insurance–0.38%
Fairfax Financial Holdings Ltd. (Canada),
4.63%, 04/29/2030	700,000	665,325

5.63%, 08/16/2032(c)	8,713,000	8,547,015

First American Financial Corp., 2.40%, 08/15/2031	2,422,000	1,866,404

Progressive Corp. (The),
2.50%, 03/15/2027(b)	2,149,000	2,022,651

3.70%, 03/15/2052	1,593,000	1,348,761

Stewart Information Services Corp., 3.60%, 11/15/2031	4,187,000	3,455,401

		17,905,557

Railroads–0.53%
Autoridad del Canal de Panama (Panama), 4.95%, 07/29/2035(c)	300,000	301,647

CSX Corp.,
4.10%, 11/15/2032	8,744,000	8,456,404

4.50%, 11/15/2052	8,745,000	8,160,516

Empresa de los Ferrocarriles del Estado (Chile), 3.83%, 09/14/2061(c)	6,681,000	4,772,669

Norfolk Southern Corp., 4.55%, 06/01/2053	3,000,000	2,833,521

		24,524,757

Real Estate Development–0.23%
Agile Group Holdings Ltd. (China),
5.75%, 01/02/2025(c)	390,000	160,766

5.50%, 04/21/2025(c)	4,142,000	1,679,210

6.05%, 10/13/2025(c)	3,169,000	1,248,864

5.50%, 05/17/2026(c)	786,000	306,696

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Core Plus Bond Fund

	Principal
	Amount	Value

Real Estate Development–(continued)
Arabian Centres Sukuk II Ltd. (Saudi Arabia), 5.63%, 10/07/2026(c)	$200,000	$181,826

Country Garden Holdings Co. Ltd. (China), 5.40%, 05/27/2025(c)	935,000	472,951

Essential Properties L.P., 2.95%, 07/15/2031	3,123,000	2,403,672

Greentown China Holdings Ltd. (China), 4.70%, 04/29/2025(c)	1,856,000	1,577,600

Logan Group Co. Ltd. (China),
4.25%, 07/12/2025(c)	2,055,000	339,075

4.50%, 01/13/2028(c)	1,750,000	294,313

Sino-Ocean Land Treasure Finance I Ltd. (China), 6.00%, 07/30/2024(c)	2,770,000	1,344,835

Sino-Ocean Land Treasure IV Ltd. (China), 3.25%, 05/05/2026(c)	2,025,000	835,464

		10,845,272

Regional Banks–2.18%
Banco Internacional del Peru S.A.A. Interbank (Peru),
3.38%, 01/18/2023(c)	150,000	149,459

3.25%, 10/04/2026(c)	400,000	371,012

Citizens Financial Group, Inc.,
5.64%, 05/21/2037(d)	5,604,000	5,472,740

Series G, 4.00%(d)(e)	6,015,000	5,140,910

Fifth Third Bancorp,
4.06%, 04/25/2028(d)	3,104,000	3,027,312

4.77%, 07/28/2030(d)	7,517,000	7,458,947

4.34%, 04/25/2033(d)	4,270,000	4,065,696

Huntington Bancshares, Inc.,
4.44%, 08/04/2028(b)(d)	4,018,000	3,929,178

2.49%, 08/15/2036(d)	2,167,000	1,638,632

KeyBank N.A., 4.90%, 08/08/2032	8,874,000	8,480,659

KeyCorp, 4.79%, 06/01/2033(b)(d)	2,640,000	2,574,332

PNC Financial Services Group, Inc. (The),
4.63%, 06/06/2033(d)	9,267,000	8,784,540

6.20%(d)(e)	9,470,000	9,350,678

Series U, 6.00%(b)(d)(e)	7,498,000	7,310,550

SVB Financial Group,
1.80%, 02/02/2031	838,000	631,748

Series D, 4.25%(d)(e)	11,954,000	9,553,795

Series E, 4.70%(d)(e)	7,466,000	5,821,447

Truist Financial Corp.,
4.12%, 06/06/2028(d)	5,146,000	5,047,745

4.92%, 07/28/2033(d)	13,660,000	13,091,041

		101,900,421

Reinsurance–0.34%
Global Atlantic Fin Co.,
4.40%, 10/15/2029(c)	5,222,000	4,653,153

3.13%, 06/15/2031(c)	2,255,000	1,766,388

4.70%, 10/15/2051(c)(d)	11,381,000	9,425,066

		15,844,607

	Principal
	Amount	Value

Renewable Electricity–0.21%
Adani Green Energy Ltd. (India), 4.38%, 09/08/2024(c)	$6,907,000	$6,233,567

Consorcio Transmantaro S.A. (Peru), 4.70%, 04/16/2034(c)	500,000	466,718

Empresa Electrica Cochrane S.p.A. (Chile), 5.50%, 05/14/2027(c)	146,300	136,806

ENN Clean Energy International Investment Ltd. (China), 3.38%, 05/12/2026(c)	200,000	176,261

NSTAR Electric Co., 4.55%, 06/01/2052	3,026,000	2,967,364

		9,980,716

Residential REITs–0.23%
American Homes 4 Rent L.P.,
3.63%, 04/15/2032(b)	4,619,000	4,035,090

4.30%, 04/15/2052	2,288,000	1,848,563

Invitation Homes Operating Partnership L.P.,
2.30%, 11/15/2028	236,000	197,209

2.70%, 01/15/2034	3,039,000	2,318,034

Spirit Realty L.P.,
3.40%, 01/15/2030	1,880,000	1,619,629

2.70%, 02/15/2032	787,000	612,716

		10,631,241

Restaurants–0.38%
1011778 BC ULC/New Red Finance, Inc. (Canada), 4.00%, 10/15/2030(c)	7,582,000	6,162,802

Arcos Dorados B.V. (Brazil), 6.13%, 05/27/2029(c)	8,702,000	8,411,179

Starbucks Corp., 3.00%, 02/14/2032(b)	3,777,000	3,303,363

		17,877,344

Retail REITs–0.13%
Agree L.P.,
4.80%, 10/01/2032	3,866,000	3,714,021

2.60%, 06/15/2033	921,000	720,800

Kimco Realty Corp., 2.25%, 12/01/2031	265,000	212,590

Kite Realty Group Trust, 4.75%, 09/15/2030(b)	432,000	393,048

National Retail Properties, Inc., 3.50%, 04/15/2051	1,637,000	1,223,407

		6,263,866

Semiconductor Equipment–0.20%
Entegris Escrow Corp., 5.95%, 06/15/2030(c)	5,071,000	4,817,653

KLA Corp., 4.95%, 07/15/2052	3,992,000	4,020,128

NXP B.V./NXP Funding LLC/NXP USA, Inc. (China), 3.40%, 05/01/2030	601,000	532,930

		9,370,711

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Core Plus Bond Fund

	Principal Amount	Value

Semiconductors–0.27%
Broadcom, Inc.,
2.45%, 02/15/2031(c)	$1,158,000	$924,298

4.30%, 11/15/2032	2,151,000	1,938,727

3.42%, 04/15/2033(c)	1,641,000	1,354,854

3.47%, 04/15/2034(c)	2,053,000	1,664,121

3.19%, 11/15/2036(c)	412,000	306,568

Marvell Technology, Inc., 2.95%, 04/15/2031	3,623,000	2,975,808

Micron Technology, Inc.,
4.19%, 02/15/2027	2,098,000	2,044,127

2.70%, 04/15/2032	1,716,000	1,335,091

Skyworks Solutions, Inc., 3.00%, 06/01/2031	279,000	226,632

		12,770,226

Soft Drinks–0.43%
Coca-Cola Icecek A.S. (Turkey), 4.50%, 01/20/2029(c)	16,047,000	13,613,433

PepsiCo, Inc.,
3.60%, 02/18/2028	2,660,000	2,612,716

3.90%, 07/18/2032(b)	2,203,000	2,160,938

4.20%, 07/18/2052(b)	1,602,000	1,574,160

		19,961,247

Sovereign Debt–3.05%
Airport Authority (Hong Kong), 3.25%, 01/12/2052(c)	10,776,000	8,485,136

Angolan Government International Bond (Angola), 8.75%, 04/14/2032(c)	200,000	164,488

Bahamas Government International Bond (Bahamas),
6.00%, 11/21/2028(c)	427,000	278,470

9.00%, 06/16/2029(c)	12,103,000	9,027,621

Bermuda Government International Bond (Bermuda), 5.00%, 07/15/2032(c)	6,253,000	6,310,270

China Government International Bond (China), 2.50%, 10/26/2051(c)	11,462,000	8,713,794

Colombia Government International Bond (Colombia),
4.00%, 02/26/2024	600,000	588,451

3.25%, 04/22/2032	200,000	148,054

Dominican Republic International Bond (Dominican Republic),
4.50%, 01/30/2030(c)	200,000	168,627

5.30%, 01/21/2041(c)	5,470,000	4,070,623

Dubai DOF Sukuk Ltd. (United Arab Emirates), 3.88%, 01/30/2023(c)	200,000	199,917

Ecuador Social Bond S.a.r.l. (Ecuador), 0.00%, 01/30/2035(c)(g)	118,147	92,936

Egypt Government International Bond (Egypt),
5.25%, 10/06/2025(b)(c)	12,181,000	10,423,976

3.88%, 02/16/2026(c)	8,451,000	6,684,640

5.88%, 02/16/2031(c)	6,444,000	4,410,467

7.50%, 02/16/2061(c)	7,382,000	4,321,223

Gabon Government International Bond (Gabon), 6.95%, 06/16/2025(c)	200,000	172,954

	Principal Amount	Value

Sovereign Debt–(continued)
Ghana Government International Bond (Ghana), 7.75%, 04/07/2029(c)	$4,937,000	$1,888,403

Guatemala Government Bond (Guatemala), 3.70%, 10/07/2033(c)	6,736,000	5,472,490

Indonesia Government International Bond (Indonesia),
4.75%, 02/11/2029	200,000	207,415

3.20%, 09/23/2061(b)	8,441,000	6,192,209

KSA Sukuk Ltd. (Saudi Arabia), 3.63%, 04/20/2027(c)	200,000	200,782

Mexico Government International Bond (Mexico),
4.50%, 04/22/2029	200,000	196,058

4.88%, 05/19/2033	200,000	191,992

3.50%, 02/12/2034	9,294,000	7,798,114

4.40%, 02/12/2052	12,447,000	9,563,429

Morocco Government International Bond (Morocco), 4.00%, 12/15/2050(c)	3,800,000	2,482,350

Nigeria Government International Bond (Nigeria), 6.38%, 07/12/2023(c)	200,000	194,990

Oman Government International Bond (Oman),
6.00%, 08/01/2029(c)	200,000	200,092

6.25%, 01/25/2031(c)	3,290,000	3,325,690

Perusahaan Penerbit SBSN Indonesia III (Indonesia), 3.55%, 06/09/2051(c)	7,104,000	5,683,299

Qatar Government International Bond (Qatar),
4.50%, 04/23/2028(c)	200,000	208,903

4.00%, 03/14/2029(c)	329,000	335,994

Republic of South Africa Government International Bond (South Africa),
4.85%, 09/30/2029	300,000	266,619

5.75%, 09/30/2049	200,000	143,321

Romanian Government International Bond (Romania),
5.25%, 11/25/2027(c)	300,000	292,462

3.63%, 03/27/2032(c)	300,000	243,311

Saudi Government International Bond (Saudi Arabia), 4.38%, 04/16/2029(c)	415,000	431,260

Trinidad & Tobago Government International Bond (Trinidad and Tobago), 4.50%, 06/26/2030(c)	200,000	190,062

Turkey Government International Bond (Turkey),
5.60%, 11/14/2024	9,968,000	9,212,685

4.75%, 01/26/2026	8,103,000	6,956,442

UAE International Government Bond (United Arab Emirates),
2.00%, 10/19/2031(c)	4,598,000	3,977,564

2.88%, 10/19/2041(c)	6,736,000	5,548,201

3.25%, 10/19/2061(c)	8,477,000	6,787,364

		142,453,148

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Core Plus Bond Fund

	Principal Amount	Value

Specialized Finance–0.25%
Blackstone Private Credit Fund,
1.75%, 09/15/2024	$384,000	$353,608

2.63%, 12/15/2026	449,000	379,398

3.25%, 03/15/2027	4,296,000	3,689,428

India Airport Infra (India), 6.25%, 10/25/2025(c)	400,000	361,020

Mitsubishi HC Capital, Inc. (Japan), 3.64%, 04/13/2025(c)	3,710,000	3,630,459

National Rural Utilities Cooperative Finance Corp., 2.75%, 04/15/2032	3,475,000	3,002,904

		11,416,817

Specialized REITs–0.47%
American Tower Corp.,
2.70%, 04/15/2031	3,608,000	2,990,778

4.05%, 03/15/2032(b)	2,374,000	2,181,359

Crown Castle, Inc., 2.50%, 07/15/2031(b)	1,630,000	1,339,986

EPR Properties,
4.75%, 12/15/2026	1,638,000	1,543,766

3.60%, 11/15/2031	3,422,000	2,687,839

Equinix, Inc., 3.20%, 11/18/2029(b)	850,000	762,345

Extra Space Storage L.P.,
3.90%, 04/01/2029	1,455,000	1,352,668

2.55%, 06/01/2031	382,000	312,117

2.35%, 03/15/2032	296,000	232,666

Life Storage L.P., 2.40%, 10/15/2031	2,977,000	2,378,203

SBA Communications Corp., 3.13%, 02/01/2029	7,516,000	6,203,105

		21,984,832

Specialty Chemicals–1.52%
Braskem Idesa S.A.P.I. (Mexico),
7.45%, 11/15/2029(c)	7,775,000	6,725,375

7.45%, 11/15/2029(c)	400,000	346,000

6.99%, 02/20/2032(c)	8,453,000	6,564,600

Celanese US Holdings LLC,
5.90%, 07/05/2024	8,323,000	8,388,603

6.05%, 03/15/2025	8,904,000	8,930,214

6.17%, 07/15/2027	9,320,000	9,335,841

6.33%, 07/15/2029(b)	2,618,000	2,611,963

6.38%, 07/15/2032(b)	6,654,000	6,612,699

Sasol Financing USA LLC (South Africa),
4.38%, 09/18/2026	9,881,000	9,202,622

6.50%, 09/27/2028	300,000	291,261

5.50%, 03/18/2031	14,272,000	12,010,316

		71,019,494

Specialty Stores–0.01%
B2W Digital Lux S.a.r.l. (Brazil), 4.38%, 12/20/2030(c)	600,000	462,595

Steel–0.01%
POSCO (South Korea), 4.00%, 08/01/2023(c)	228,000	227,670

Steel Dynamics, Inc., 3.25%, 01/15/2031	104,000	89,992

		317,662

	Principal Amount	Value

Systems Software–0.11%
Crowdstrike Holdings, Inc., 3.00%, 02/15/2029(b)	$3,911,000	$3,466,867

Oracle Corp., 3.60%, 04/01/2050	2,167,000	1,477,727

VMware, Inc., 2.20%, 08/15/2031	297,000	232,008

		5,176,602

Technology Hardware, Storage & Peripherals–0.24%
Apple, Inc.,
3.35%, 08/08/2032(b)	8,689,000	8,223,418

2.80%, 02/08/2061	4,445,000	3,147,462

		11,370,880

Thrifts & Mortgage Finance–0.01%
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 2.88%, 10/15/2026(b)(c)	531,000	447,028

Tobacco–0.01%
BAT Capital Corp. (United Kingdom), 2.73%, 03/25/2031	357,000	286,204

Trading Companies & Distributors–0.34%
AerCap Global Aviation Trust (Ireland), 6.50%, 06/15/2045(c)(d)	8,778,000	8,379,347

Air Lease Corp.,
2.20%, 01/15/2027(b)	1,596,000	1,402,976

3.63%, 12/01/2027	340,000	310,277

GATX Corp., 4.90%, 03/15/2033(b)	6,032,000	5,789,289

		15,881,889

Trucking–0.58%
Penske Truck Leasing Co. L.P./PTL Finance Corp., 4.40%, 07/01/2027(c)	1,827,000	1,777,423

Ryder System, Inc., 4.30%, 06/15/2027(b)	2,738,000	2,674,377

SMBC Aviation Capital Finance DAC (Ireland),
4.13%, 07/15/2023(c)	1,633,000	1,620,362

1.90%, 10/15/2026(c)	2,254,000	1,935,797

Triton Container International Ltd. (Bermuda),
2.05%, 04/15/2026(c)	5,299,000	4,603,314

3.15%, 06/15/2031(c)	6,768,000	5,298,607

Uber Technologies, Inc., 4.50%, 08/15/2029(b)(c)	10,494,000	9,129,780

		27,039,660

Wireless Telecommunication Services–1.26%
America Movil S.A.B. de C.V. (Mexico), 5.38%, 04/04/2032(c)	10,318,000	9,446,696

Axiata SPV2 Bhd. (Malaysia), 4.36%, 03/24/2026(c)	200,000	200,918

Bharti Airtel Ltd. (India),
4.38%, 06/10/2025(c)	200,000	197,394

3.25%, 06/03/2031(c)	200,000	171,709

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco Core Plus Bond Fund

	Principal Amount	Value

Wireless Telecommunication Services–(continued)
Liquid Telecommunications Financing PLC (South Africa), 5.50%, 09/04/2026(c)	$200,000	$171,360

Oztel Holdings SPC Ltd. (Oman), 5.63%, 10/24/2023(c)	200,000	201,275

Rogers Communications, Inc. (Canada), 4.55%, 03/15/2052(c)	5,976,000	5,255,089

SixSigma Networks Mexico S.A. de C.V. (Mexico), 7.50%, 05/02/2025(c)	325,000	269,955

Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC,
4.74%, 03/20/2025(c)	5,881,560	5,905,804

5.15%, 03/20/2028(c)	8,942,000	9,005,021

T-Mobile USA, Inc.,
2.25%, 02/15/2026	4,282,000	3,940,506

2.63%, 04/15/2026	4,985,000	4,620,347

2.70%, 03/15/2032	518,000	431,896

3.40%, 10/15/2052	8,469,000	6,126,091

VEON Holdings B.V. (Netherlands), 3.38%, 11/25/2027(c)	4,049,000	2,145,970

Vodafone Group PLC (United Kingdom),
3.25%, 06/04/2081(d)	2,293,000	1,987,294

4.13%, 06/04/2081(d)	5,448,000	4,286,568

5.13%, 06/04/2081(d)	6,245,000	4,558,389

		58,922,282

Total U.S. Dollar Denominated Bonds & Notes (Cost $2,645,779,718)		2,326,247,997

Asset-Backed Securities–29.63%
Adjustable Rate Mortgage Trust,
Series 2004-2, Class 6A1, 0.71%, 02/25/2035(j)	441,366	437,326

Series 2005-1, Class 4A1, 3.16%, 05/25/2035(j)	507,316	490,115

AMSR Trust, Series 2021-SFR3, Class B, 1.73%, 10/17/2038(c)	13,340,000	11,725,569

Angel Oak Mortgage Trust,
Series 2020-1, Class A1, 2.16%, 12/25/2059(c)(j)	1,287,062	1,254,103

Series 2020-3, Class A1, 1.69%, 04/25/2065(c)(j)	4,493,797	4,205,314

Series 2020-5, Class A1, 1.37%, 05/25/2065(c)(j)	2,876,402	2,728,613

Series 2021-3, Class A1, 1.07%, 05/25/2066(c)(j)	3,434,134	3,062,500

Series 2021-7, Class A1, 1.98%, 10/25/2066(c)(j)	8,243,542	7,377,127

Series 2022-1, Class A1, 2.88%, 12/25/2066(c)(k)	14,222,017	13,241,735

Angel Oak Mortgage Trust I LLC,
Series 2018-3, Class A1, 3.65%, 09/25/2048(c)(j)	224,614	223,433

Series 2019-2, Class A1, 3.63%, 03/25/2049(c)(j)	207,922	207,391

Avis Budget Rental Car Funding (AESOP) LLC,
Series 2022-1A, Class A, 3.83%, 08/21/2028(c)	20,133,000	19,715,226

Series 2022-1A, Class C, 4.84%, 08/21/2028(c)	5,417,000	5,189,515

	Principal Amount	Value

Bain Capital Credit CLO Ltd., Series 2017-2A, Class AR2, 3.96% (3 mo. USD LIBOR + 1.18%), 07/25/2034(c)(f)	$21,505,000	$21,026,879

Banc of America Commercial Mortgage Trust, Series 2015-UBS7, Class AS, 3.99%, 09/15/2048(j)	4,394,000	4,217,733

Bayview MSR Opportunity Master Fund Trust,
Series 2021-4, Class A3, 3.00%, 10/25/2051(c)(j)	11,497,674	10,362,826

Series 2021-4, Class A4, 2.50%, 10/25/2051(c)(j)	11,496,787	9,803,235

Series 2021-4, Class A8, 2.50%, 10/25/2051(c)(j)	11,011,050	10,077,562

Series 2021-5, Class A1, 3.00%, 11/25/2051(c)(j)	12,188,470	10,866,336

Series 2021-5, Class A2, 2.50%, 11/25/2051(c)(j)	14,872,259	12,681,478

Bear Stearns Adjustable Rate Mortgage Trust,
Series 2003-6, Class 1A3, 3.86%, 08/25/2033(j)	39,225	38,379

Series 2004-10, Class 21A1, 3.02%, 01/25/2035(j)	269,500	258,670

Series 2006-1, Class A1, 0.65% (1 yr. U.S. Treasury Yield Curve Rate + 2.25%), 02/25/2036(f)	157,996	155,059

Bear Stearns ALT-A Trust, Series 2004-11, Class 2A3, 2.94%, 11/25/2034(j)	254,444	253,540

Benchmark Mortgage Trust,
Series 2018-B3, Class C, 4.69%, 04/10/2051(j)	6,921,000	6,365,744

Series 2019-B14, Class A5, 3.05%, 12/15/2062	16,455,000	15,020,605

Series 2019-B14, Class C, 3.90%, 12/15/2062(j)	14,875,350	12,668,760

Series 2019-B15, Class B, 3.56%, 12/15/2072	12,220,000	10,761,814

BRAVO Residential Funding Trust, Series 2021-NQM2, Class A1, 0.97%, 03/25/2060(c)(j)	3,613,179	3,457,505

BX Commercial Mortgage Trust,
Series 2021-ACNT, Class A, 3.24% (1 mo. USD LIBOR + 0.85%), 11/15/2038(c)(f)	6,655,000	6,449,128

Series 2021-VOLT, Class C, 3.49% (1 mo. USD LIBOR + 1.10%), 09/15/2036(c)(f)	5,345,000	5,057,102

Series 2021-VOLT, Class D, 4.04% (1 mo. USD LIBOR + 1.65%), 09/15/2023(c)(f)	12,367,000	11,846,838

Series 2021-XL2, Class B, 3.39% (1 mo. USD LIBOR + 1.00%), 10/15/2038(c)(f)	4,387,272	4,214,717

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco Core Plus Bond Fund

	Principal Amount	Value

BX Trust,
Series 2022-LBA6, Class A, 3.31% (1.00% + SOFR Term Rate), 01/15/2039(c)(f)	$10,965,000	$10,665,764

Series 2022-LBA6, Class B, 3.61% (1.30% + SOFR Term Rate), 01/15/2039(c)(f)	6,790,000	6,505,465

Series 2022-LBA6, Class C, 3.91% (1.60% + SOFR Term Rate), 01/15/2039(c)(f)	3,630,000	3,489,454

CGRBS Commercial Mortgage Trust, Series 2013-VN05, Class A, 3.37%, 03/13/2035(c)	1,647,256	1,645,326

Chase Home Lending Mortgage Trust, Series 2019-ATR2, Class A3, 3.50%, 07/25/2049(c)(j)	4,644,798	4,355,604

Chase Mortgage Finance Corp.,
Series 2016-SH1, Class M3, 3.75%, 04/25/2045(c)(j)	1,243,031	1,115,853

Series 2016-SH2, Class M2, 3.75%, 12/25/2045(c)(j)	4,753,076	4,395,355

Series 2016-SH2, Class M3, 3.75%, 12/25/2045(c)(j)	2,357,532	2,160,196

CIFC Funding Ltd. (Cayman Islands),
Series 2014-5A, Class A1R2, 3.94% (3 mo. USD LIBOR + 1.20%), 10/17/2031(c)(f)	4,417,000	4,365,008

Series 2016-1A, Class ARR, 3.81% (3 mo. USD LIBOR + 1.08%), 10/21/2031(c)(f)	4,761,000	4,661,733

Citigroup Commercial Mortgage Trust,
Series 2012-GC8, Class B, 4.29%, 09/10/2045(c)	1,095,147	1,081,227

Series 2013-GC11, Class D, 4.33%, 04/10/2023(c)(j)	752,554	733,522

Series 2014-GC23, Class B, 4.18%, 07/10/2047(j)	2,816,000	2,734,583

Series 2015-GC27, Class A5, 3.14%, 02/10/2048	1,233,335	1,195,888

Citigroup Mortgage Loan Trust, Inc.,
Series 2004-UST1, Class A4, 3.38%, 08/25/2034(j)	145,210	137,713

Series 2021-INV3, Class A3, 2.50%, 05/25/2051(c)(j)	11,620,351	9,908,598

COLT Mortgage Loan Trust,
Series 2020-2, Class A1, 1.85%, 03/25/2065(c)(j)	469,696	464,445

Series 2021-5, Class A1, 1.73%, 11/26/2066(c)(j)	6,110,698	5,488,129

Series 2022-1, Class A1, 2.28%, 12/27/2066(c)(j)	8,839,127	8,088,195

Series 2022-2, Class A1, 2.99%, 02/25/2067(c)(k)	8,741,991	8,264,276

Series 2022-3, Class A1, 3.90%, 02/25/2067(c)(j)	11,784,684	11,326,548

COMM Mortgage Trust,
Series 2015-CR25, Class B, 4.68%, 08/10/2048(j)	5,267,000	5,040,918

Commercial Mortgage Trust,
Series 2013-SFS, Class A1, 1.87%, 04/12/2035(c)	65,115	64,358

	Principal Amount	Value

Countrywide Home Loans Mortgage Pass-Through Trust, Series 2007-13, Class A10, 6.00%, 08/25/2037	$191,660	$112,053

Credit Suisse Mortgage Capital Ctfs., Series 2020-SPT1, Class A1, 1.62%, 04/25/2065(c)(k)	1,700,493	1,673,910

Credit Suisse Mortgage Capital Trust,
Series 2021-NQM1, Class A1, 0.81%, 05/25/2065(c)(j)	2,146,653	2,040,928

Series 2021-NQM2, Class A1, 1.18%, 02/25/2066(c)(j)	2,903,009	2,651,033

Series 2022-ATH1, Class A1A, 2.87%, 01/25/2067(c)(j)	11,471,338	11,047,770

Series 2022-ATH1, Class A1B, 3.35%, 01/25/2067(c)(j)	5,772,399	5,398,129

Series 2022-ATH2, Class A1, 4.55%, 05/25/2067(c)(j)	11,983,906	11,773,892

CSAIL Commercial Mortgage Trust,
Series 2020-C19, Class A3, 2.56%, 03/15/2053	22,374,000	19,428,590

CSFB Mortgage-Backed Pass-Through Ctfs., Series 2004-AR5, Class 3A1, 3.08%, 06/25/2034(j)	627,156	597,587

DB Master Finance LLC,
Series 2019-1A, Class A23, 4.35%, 05/20/2049(c)	9,903,700	9,383,272

Series 2019-1A, Class A2II, 4.02%, 05/20/2049(c)	10,461,450	10,011,464

Deutsche Mortgage Securities, Inc. Re-REMIC Trust Ctfs., Series 2007-WM1, Class A1, 3.47%, 06/27/2037(c)(j)	3,507,797	3,390,562

Domino’s Pizza Master Issuer LLC, Series 2019-1A, Class A2, 3.67%, 10/25/2049(c)	18,877,950	16,971,368

Dryden 93 CLO Ltd., Series 2021-93A, Class A1A, 3.59% (3 mo. USD LIBOR + 1.08%), 01/15/2034(c)(f)	3,239,313	3,168,068

DT Auto Owner Trust,
Series 2019-3A, Class C, 2.74%, 04/15/2025(c)	47,818	47,804

Series 2019-3A, Class D, 2.96%, 04/15/2025(c)	10,579,000	10,502,172

Ellington Financial Mortgage Trust,
Series 2019-2, Class A1, 2.74%, 11/25/2059(c)(j)	3,032,074	2,919,148

Series 2020-1, Class A1, 2.01%, 05/25/2065(c)(j)	703,052	681,671

Series 2021-1, Class A1, 0.80%, 02/25/2066(c)(j)	1,111,846	1,003,625

Series 2022-1, Class A1, 2.21%, 01/25/2067(c)(j)	8,086,456	7,150,140

Series 2022-3, Class A1, 5.00%, 08/25/2067(c)(k)	10,899,949	10,791,752

Extended Stay America Trust,
Series 2021-ESH, Class B, 3.77% (1 mo. USD LIBOR + 1.38%), 07/15/2038(c)(f)	5,113,529	4,982,245

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco Core Plus Bond Fund

	Principal Amount	Value

Flagstar Mortgage Trust,
Series 2021-11IN, Class A6, 3.70%, 11/25/2051(c)(j)	$18,713,529	$16,940,147

Series 2021-8INV, Class A6, 2.50%, 09/25/2051(c)(j)	4,036,223	3,649,490

GCAT Trust,
Series 2019-NQM3, Class A1, 2.69%, 11/25/2059(c)(j)	1,792,845	1,715,685

Series 2020-NQM2, Class A1, 1.56%, 04/25/2065(c)(k)	1,368,470	1,288,325

GMACM Mortgage Loan Trust, Series 2006-AR1, Class 1A1, 2.90%, 04/19/2036(j)	390,162	314,266

GoldenTree Loan Management US CLO 1 Ltd., Series 2021-9A, Class A, 3.78% (3 mo. USD LIBOR + 1.07%), 01/20/2033(c)(f)	5,015,000	4,908,742

GoldenTree Loan Management US CLO 2 Ltd., Series 2017-2A, Class AR, 3.62% (3 mo. USD LIBOR + 0.91%), 11/20/2030(c)(f)	14,276,000	14,063,530

GoldenTree Loan Management US CLO 5 Ltd., Series 2019-5A, Class AR, 3.78% (3 mo. USD LIBOR + 1.07%), 10/20/2032(c)(f)	6,576,000	6,445,822

Golub Capital Partners CLO 35(B) Ltd., Series 2017-35A, Class AR, 3.90% (3 mo. USD LIBOR + 1.19%), 07/20/2029(c)(f)	18,590,244	18,398,467

Golub Capital Partners CLO 40(A) Ltd., Series 2019-40A, Class AR, 3.87% (3 mo. USD LIBOR + 1.09%), 01/25/2032(c)(f)	15,988,000	15,642,164

GS Mortgage Securities Corp. Trust, Series 2022-SHIP, Class A, 3.04% (1 mo. Term SOFR + 0.73%), 08/15/2036(c)(f)	4,830,000	4,758,020

GS Mortgage Securities Trust,
Series 2013-GC14, Class B, 4.87%, 08/10/2046(c)(j)	4,973,000	4,918,144

Series 2020-GC45, Class A5, 2.91%, 02/13/2053	8,325,000	7,492,970

Series 2020-GC47, Class A5, 2.38%, 05/12/2053	8,750,000	7,592,331

GS Mortgage-Backed Securities Trust, Series 2021-INV1, Class A6, 2.50%, 12/25/2051(c)(j)	9,861,590	9,001,830

GSR Mortgage Loan Trust, Series 2005-AR6, Class 3A2, 3.01%, 09/25/2035(j)	107,466	100,829

HarborView Mortgage Loan Trust, Series 2005-9, Class 2A1C, 3.27% (1 mo. USD LIBOR + 0.90%), 06/20/2035(f)	14,345	13,359

Hertz Vehicle Financing III L.P.,
Series 2021-2A, Class A, 1.68%, 12/27/2027(c)	3,927,000	3,507,516

Series 2021-2A, Class B, 2.12%, 12/27/2027(c)	2,100,000	1,862,516

	Principal Amount	Value

Hertz Vehicle Financing LLC,
Series 2021-1A, Class A, 1.21%, 12/26/2025(c)	$2,917,000	$2,711,506

Series 2021-1A, Class B, 1.56%, 12/26/2025(c)	1,289,000	1,195,090

ICG US CLO Ltd., Series 2016-1A, Class A1RR, 4.06% (3 mo. USD LIBOR + 1.25%), 04/29/2034(c)(f)	11,399,000	11,143,001

Invitation Homes Trust, Series 2018-SFR1, Class A, 3.08% (1 mo. USD LIBOR + 0.70%), 03/17/2037(c)(f)	26,753,967	26,479,583

IP Lending III Ltd., Series 2022-3A, Class SNR, 3.38%, 11/02/2026(c)(h)	7,847,000	7,277,027

IP Lending IV Ltd.,
Series 2022-4A, Class SNR, 6.05%, 04/28/2027(c)(h)	12,002,000	11,797,271

Jimmy Johns Funding LLC,
Series 2017-1A, Class A2II, 4.85%, 07/30/2047(c)	5,673,000	5,292,752

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class B, 3.81%, 12/15/2047(c)(j)	5,000,000	4,966,513

JP Morgan Mortgage Trust,
Series 2005-A3, Class 1A1, 2.19%, 06/25/2035(j)	107,214	103,150

Series 2005-A3, Class 6A5, 3.02%, 06/25/2035(j)	211,209	209,841

Series 2005-A5, Class 1A2, 3.36%, 08/25/2035(j)	88,605	90,233

Series 2007-A4, Class 3A1, 3.08%, 06/25/2037(j)	395,021	309,228

Series 20153, Class B2, 3.59%, 05/25/2045(c)(j)	4,743,391	4,468,993

Series 2021-LTV2, Class A1, 2.52%, 05/25/2052(c)(j)	13,765,287	11,798,704

JPMBB Commercial Mortgage Securities Trust,
Series 2013-C17, Class C, 5.05%, 01/15/2047(j)	12,750,000	12,333,408

Series 2015-C31, Class A3, 3.80%, 08/15/2048	924,076	904,170

Series 2016-C1, Class B, 4.89%, 03/17/2049(j)	5,083,000	4,923,718

JPMDB Commercial Mortgage Securities Trust, Series 2020-COR7, Class A5, 2.18%, 05/13/2053	6,200,000	5,249,507

KKR CLO 30 Ltd., Series 30A, Class A1R, 3.76% (3 mo. USD LIBOR + 1.02%), 10/17/2031(c)(f)	11,305,000	11,116,998

Lehman Mortgage Trust, Series 2006-1, Class 3A5, 5.50%, 02/25/2036	106,433	87,099

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco Core Plus Bond Fund

	Principal Amount	Value

Life Mortgage Trust,
Series 2021-BMR, Class A, 3.09% (1 mo. USD LIBOR + 0.70%), 03/15/2038(c)(f)	$6,679,282	$6,474,711

Series 2021-BMR, Class B, 3.27% (1 mo. USD LIBOR + 0.88%), 03/15/2038(c)(f)	10,837,246	10,454,363

Series 2021-BMR, Class C, 3.49% (1 mo. USD LIBOR + 1.10%), 03/15/2038(c)(f)	4,546,237	4,383,656

MAD Mortgage Trust, Series 2017-330M, Class A, 3.29%, 08/15/2034(c)(j)	11,633,000	11,137,177

Med Trust,
Series 2021-MDLN, Class A, 3.34% (1 mo. USD LIBOR + 0.95%), 11/15/2038(c)(f)	7,975,000	7,724,836

Series 2021-MDLN, Class B, 3.84% (1 mo. USD LIBOR + 1.45%), 11/15/2038(c)(f)	12,879,000	12,463,232

Mello Mortgage Capital Acceptance Trust,
Series 2021-INV2, Class A4, 2.50%, 08/25/2051(c)(j)	7,520,830	6,808,121

Series 2021-INV3, Class A4, 2.50%, 10/25/2051(c)(j)	7,480,367	6,771,492

Merrill Lynch Mortgage Investors Trust,
Series 2005-3, Class 3A, 2.39%, 11/25/2035(j)	445,159	432,927

Series 2005-A5, Class A9, 3.47%, 06/25/2035(j)	498,487	481,471

MFA Trust,
Series 2021-AEI1, Class A3, 2.50%, 08/25/2051(c)(j)	8,192,819	6,985,964

Series 2021-AEI1, Class A4, 2.50%, 08/25/2051(c)(j)	9,954,806	9,082,422

Series 2021-INV2, Class A1, 1.91%, 11/25/2056(c)(j)	10,083,377	9,135,295

MHP Commercial Mortgage Trust,
Series 2021-STOR, Class A, 3.09% (1 mo. USD LIBOR + 0.70%), 07/15/2038(c)(f)	5,810,000	5,621,837

Series 2021-STOR, Class B, 3.29% (1 mo. USD LIBOR + 0.90%), 07/15/2038(c)(f)	4,355,000	4,183,149

Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C25, Class B, 4.68%, 10/15/2048(j)	15,769,000	15,292,666

Morgan Stanley Capital I Trust,
Series 2014-150E, Class C, 4.44%, 09/09/2032(c)(j)	3,350,000	3,149,618

Series 2017-CLS, Class A, 3.09% (1 mo. USD LIBOR + 0.70%), 11/15/2034(c)(f)	18,372,000	18,230,543

Series 2017-CLS, Class B, 3.24% (1 mo. USD LIBOR + 0.85%), 11/15/2034(c)(f)	9,024,000	8,948,731

Series 2017-CLS, Class C, 3.39% (1 mo. USD LIBOR + 1.00%), 11/15/2034(c)(f)	6,124,000	6,069,599

Series 2019-L2, Class A4, 4.07%, 03/15/2052	17,430,000	16,892,762

Series 2019-L3, Class AS, 3.49%, 11/15/2052	10,950,000	9,894,780

	Principal Amount	Value

MVW LLC, Series 2019-2A, Class A, 2.22%, 10/20/2038(c)	$4,541,623	$4,263,817

MVW Owner Trust, Series 2019-1A, Class A, 2.89%, 11/20/2036(c)	3,445,007	3,317,881

Natixis Commercial Mortgage Securities Trust, Series 2018-285M, Class E, 3.92%, 11/15/2032(c)(j)	6,250,000	6,030,073

Neuberger Berman Loan Advisers CLO 24 Ltd., Series 2017-24A, Class AR, 3.76% (3 mo. USD LIBOR + 1.02%), 04/19/2030(c)(f)	10,478,000	10,352,002

New Residential Mortgage Loan Trust,
Series 2019-NQM4, Class A1, 2.49%, 09/25/2059(c)(j)	1,934,014	1,862,852

Series 2020-NQM1, Class A1, 2.46%, 01/26/2060(c)(j)	3,336,804	3,147,809

Series 2022-NQM2, Class A1, 3.08%, 03/27/2062(c)(j)	8,097,378	7,514,933

OBX Trust,
Series 2019-EXP1, Class 1A3, 4.00%, 01/25/2059(c)(j)	527,720	502,852

Series 2022-NQM1, Class A1, 2.31%, 11/25/2061(c)(j)	10,129,508	9,211,869

Series 2022-NQM2, Class A1, 2.94%, 01/25/2062(c)(j)	12,132,200	11,315,086

Series 2022-NQM2, Class A1A, 2.78%, 01/25/2062(c)(k)	7,928,833	7,482,828

Series 2022-NQM2, Class A1B, 3.38%, 01/25/2062(c)(k)	7,063,333	6,348,565

Oceanview Mortgage Trust,
Series 2021-3, Class A5, 2.50%, 07/25/2051(c)(j)	8,713,441	7,962,783

OCP CLO Ltd. (Cayman Islands),
Series 2014-7A, Class A1RR, 3.83% (3 mo. USD LIBOR + 1.12%), 07/20/2029(c)(f)	16,868,692	16,644,339

Series 2017-13A, Class A1AR, 3.47% (3 mo. USD LIBOR + 0.96%), 07/15/2030(c)(f)	9,611,000	9,487,201

Series 2020-8RA, Class A1, 3.96% (3 mo. USD LIBOR + 1.22%), 01/17/2032(c)(f)	17,937,000	17,651,174

Octagon Investment Partners 31 LLC, Series 2017-1A, Class AR, 3.76% (3 mo. USD LIBOR + 1.05%), 07/20/2030(c)(f)	16,000,000	15,825,648

Octagon Investment Partners 49 Ltd., Series 2020-5A, Class A1, 3.73% (3 mo. USD LIBOR + 1.22%), 01/15/2033(c)(f)	16,476,000	16,258,912

OHA Loan Funding Ltd.,
Series 2016-1A, Class AR, 3.97% (3 mo. USD LIBOR + 1.26%), 01/20/2033(c)(f)	10,543,683	10,369,143

One Bryant Park Trust,
Series 2019-OBP, Class A, 2.52%, 09/15/2054(c)	21,801,000	18,724,286

Onslow Bay Mortgage Loan Trust,
Series 2021-NQM4, Class A1, 1.96%, 10/25/2061(c)(j)	11,905,072	10,391,558

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24	Invesco Core Plus Bond Fund

	Principal Amount	Value

PPM CLO 3 Ltd., Series 2019-3A, Class AR, 3.83% (3 mo. USD LIBOR + 1.09%), 04/17/2034(c)(f)	$9,626,000	$9,255,072

Progress Residential Trust,
Series 2020-SFR1, Class A, 1.73%, 04/17/2037(c)	14,115,000	13,334,408

Series 2021-SFR10, Class A, 2.39%, 12/17/2040(c)	7,245,000	6,368,504

Series 2022-SFR5, Class A, 4.45%, 06/17/2039(c)	9,730,000	9,603,932

Provident Home Equity Loan Trust, Series 2000-2, Class A1, 2.98% (1 mo. USD LIBOR + 0.54%), 08/25/2031(f)	113,433	100,680

Race Point VIII CLO Ltd., Series 2013-8A, Class AR2, 4.02% (3 mo. USD LIBOR + 1.04%), 02/20/2030(c)(f)	11,369,182	11,248,430

Residential Mortgage Loan Trust,
Series 2019-3, Class A1, 2.63%, 09/25/2059(c)(j)	775,005	756,616

Series 2020-1, Class A1, 2.38%, 01/26/2060(c)(j)	1,286,722	1,235,459

RUN Trust, Series 2022-NQM1, Class A1, 4.00%, 03/25/2067(c)	6,650,292	6,446,487

Sequoia Mortgage Trust,
Series 2013-3, Class A1, 2.00%, 03/25/2043(j)	388,561	342,550

Series 2013-7, Class A2, 3.00%, 06/25/2043(j)	325,686	300,262

SG Residential Mortgage Trust,
Series 2022-1, Class A1, 3.17%, 03/27/2062(c)(j)	13,836,711	12,988,987

Series 2022-1, Class A2, 3.58%, 03/27/2062(c)(j)	5,811,804	5,419,168

Shellpoint Asset Funding Trust, Series 2013-1, Class A3, 3.75%, 07/25/2043(c)(j)	395,656	370,457

Sonic Capital LLC,
Series 2020-1A, Class A2I, 3.85%, 01/20/2050(c)	9,241,400	8,525,839

Series 2021-1A, Class A2I, 2.19%, 08/20/2051(c)	5,518,942	4,444,532

Series 2021-1A, Class A2II, 2.64%, 08/20/2051(c)	5,419,858	4,113,109

STAR Trust,
Series 2021-1, Class A1, 1.22%, 05/25/2065(c)(j)	6,416,890	6,017,969

Series 2021-SFR1, Class B, 3.13% (1 mo. USD LIBOR + 0.75%), 04/17/2038(c)(f)	3,520,000	3,407,373

Series 2021-SFR1, Class C, 3.43% (1 mo. USD LIBOR + 1.05%), 04/17/2038(c)(f)	4,925,000	4,769,439

Series 2021-SFR1, Class D, 3.68% (1 mo. USD LIBOR + 1.30%), 04/17/2038(c)(f)	6,670,000	6,444,545

	Principal Amount	Value

Starwood Mortgage Residential Trust,
Series 2020-1, Class A1, 2.28%, 02/25/2050(c)(j)	$312,471	$311,197

Series 2020-INV1, Class A1, 1.03%, 11/25/2055(c)(j)	2,968,184	2,761,588

Series 2021-6, Class A1, 1.92%, 11/25/2066(c)(j)	14,703,571	13,096,238

Series 2022-1, Class A1, 2.45%, 12/25/2066(c)(j)	10,783,398	9,990,465

Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-12, Class 3A2, 3.06%, 09/25/2034(j)	261,041	257,116

Series 2004-8, Class 3A, 3.72%, 07/25/2034(j)	747,346	728,668

Suntrust Alternative Loan Trust, Series 2005-1F, Class 2A8, 6.00%, 12/25/2035	97,790	89,928

Synchrony Card Funding LLC, Series 2022-A2, Class A, 3.86%, 07/15/2028	16,117,000	16,051,383

Textainer Marine Containers VII Ltd., Series 2021-2A, Class A, 2.23%, 04/20/2046(c)	13,605,467	12,065,060

Thornburg Mortgage Securities Trust,
Series 2003-6, Class A2, 3.44% (1 mo. USD LIBOR + 1.00%), 12/25/2033(f)	244,260	235,909

Series 2005-1, Class A3, 4.66%, 04/25/2045(j)	442,382	429,666

TICP CLO XV Ltd., Series 2020-15A, Class A, 3.99% (3 mo. USD LIBOR + 1.28%), 04/20/2033(c)(f)	9,701,000	9,548,801

Towd Point Mortgage Trust, Series 2017-2, Class A1, 2.75%, 04/25/2057(c)(j)	675,680	670,989

Tricon American Homes Trust, Series 2020-SFR2, Class A, 1.48%, 11/17/2039(c)	13,132,237	11,407,630

UBS Commercial Mortgage Trust, Series 2019-C16, Class A4, 3.60%, 04/15/2052	16,770,000	15,692,875

UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class A5, 2.85%, 12/10/2045	134,316	134,191

UBS-Citigroup Commercial Mortgage Trust, Series 2011-C1, Class C, 6.66%, 01/10/2045(c)(j)	3,068,460	2,866,708

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25	Invesco Core Plus Bond Fund

	Principal Amount	Value

Verus Securitization Trust,
Series 2020-1, Class A1, 2.42%, 01/25/2060(c)(k)	$1,907,433	$1,862,502

Series 2020-1, Class A2, 2.64%, 01/25/2060(c)(k)	2,402,081	2,345,904

Series 2020-INV1, Class A1, 0.33%, 03/25/2060(c)(j)	620,522	611,061

Series 2021-1, Class A1B, 1.32%, 01/25/2066(c)(j)	2,913,827	2,624,878

Series 2021-7, Class A1, 1.83%, 10/25/2066(c)(j)	11,603,663	10,360,530

Series 2021-R1, Class A1, 0.82%, 10/25/2063(c)(j)	4,280,907	4,030,202

Series 2022-1, Class A1, 2.72%, 01/25/2067(c)(k)	7,991,669	7,434,871

Series 2022-3, Class A1, 4.13%, 02/25/2067(c)(k)	12,673,358	12,224,095

Series 2022-7, Class A1, 5.15%, 07/25/2067(c)(k)	4,024,165	4,017,490

Visio Trust, Series 2020-1R, Class A1, 1.31%, 11/25/2055(c)	3,015,925	2,909,565

WaMu Mortgage Pass-Through Ctfs. Trust, Series 2007-HY2, Class 2A2, 3.54%, 11/25/2036(j)	203,652	187,034

Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR14, Class A1, 4.08%, 08/25/2035(j)	100,337	97,638

Wendy’s Funding LLC,
Series 2018-1A, Class A2II, 3.88%, 03/15/2048(c)	10,743,750	10,024,341

Series 2019-1A, Class A2II, 4.08%, 06/15/2049(c)	5,032,500	4,643,724

WFRBS Commercial Mortgage Trust,
Series 2012-C9, Class D, 4.99%, 10/15/2022(c)(j)	568,832	559,513

Series 2013-C14, Class A5, 3.34%, 06/15/2046	1,485,143	1,470,505

Series 2013-C16, Class B, 5.15%, 09/15/2046(j)	3,127,000	3,079,427

Series 2014-C23, Class B, 4.54%, 10/15/2057(j)	4,693,000	4,559,869

Zaxby’s Funding LLC, Series 2021-1A, Class A2, 3.24%, 07/30/2051(c)	21,748,815	18,550,158

Total Asset-Backed Securities (Cost $1,487,346,697)		1,382,839,663

U.S. Government Sponsored Agency Mortgage-Backed Securities–15.48%
Collateralized Mortgage Obligations–0.78%
Fannie Mae REMICs,
IO, 7.00%, 05/25/2033(l)	4,186	567

6.00%, 07/25/2033(l)	2,982	568

	Principal Amount	Value

Collateralized Mortgage Obligations–(continued)
Freddie Mac Multifamily Structured Pass-Through Ctfs.,
Series K038, Class X1, IO, 1.24%, 03/25/2024(m)	$22,391,209	$309,308

Series K083, Class AM, 4.03%, 10/25/2028(j)	4,736,000	4,763,626

Series K085, Class AM, 4.06%, 10/25/2028(j)	4,736,000	4,776,877

Series K089, Class AM, 3.63%, 01/25/2029(j)	8,018,000	7,913,942

Series K088, Class AM, 3.76%, 01/25/2029(j)	18,944,000	18,823,874

		36,588,762

Federal Home Loan Mortgage Corp. (FHLMC)–0.35%
3.50%, 08/01/2026	192,635	190,303

7.00%, 05/01/2028 to 06/01/2032	369,201	388,919

6.00%, 03/01/2029 to 02/01/2034	121,079	125,746

7.50%, 05/01/2030 to 05/01/2035	310,390	325,254

8.50%, 08/01/2031	20,311	22,052

3.00%, 02/01/2032	1,290,340	1,255,496

6.50%, 08/01/2032 to 09/01/2036	72,258	77,248

8.00%, 08/01/2032	14,729	15,776

5.50%, 01/01/2034 to 07/01/2040	831,779	875,087

5.00%, 07/01/2034 to 06/01/2040	1,089,949	1,138,421

4.50%, 02/01/2040 to 10/01/2046	11,625,470	11,861,003

ARM, 2.29% (1 yr. USD LIBOR + 2.04%), 12/01/2036(f)	32,666	33,613

2.61% (1 yr. USD LIBOR + 2.14%), 02/01/2037(f)	7,197	7,341

3.49% (1 yr. USD LIBOR + 1.88%), 05/01/2037(f)	43,578	44,852

		16,361,111

Federal National Mortgage Association (FNMA)–1.05%
6.50%, 07/01/2028 to 01/01/2037	51,502	54,165

7.50%, 02/01/2030 to 08/01/2037	411,272	439,835

9.50%, 04/01/2030	1,748	1,814

3.50%, 12/01/2030 to 05/01/2047	27,823,752	27,027,825

7.00%, 03/01/2032 to 02/01/2034	178,067	181,629

8.50%, 10/01/2032	30,290	33,640

5.50%, 04/01/2033 to 06/01/2040	341,036	351,165

8.00%, 04/01/2033	27,928	30,820

6.00%, 04/01/2037 to 10/01/2039	8,183	8,675

5.00%, 12/01/2039	312,814	326,809

3.00%, 08/01/2043	2,131,326	2,023,740

4.00%, 12/01/2048	18,529,595	18,382,693

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26	Invesco Core Plus Bond Fund

	Principal Amount	Value

Federal National Mortgage Association (FNMA)–(continued)
ARM, 2.99% (1 yr. U.S. Treasury Yield Curve Rate + 2.19%), 05/01/2035(f)	$62,544	$64,241

1.99% (1 yr. USD LIBOR + 1.63%), 01/01/2037(f)	28,727	29,316

2.47% (1 yr. USD LIBOR + 1.70%), 03/01/2038(f)	18,159	18,544

		48,974,911

Government National Mortgage Association (GNMA)–1.20%
9.00%, 09/15/2024	617	617

8.00%, 08/15/2025 to 09/15/2026	10,117	10,147

6.56%, 01/15/2027	57,624	60,176

7.00%, 10/15/2028 to 09/15/2032	75,635	77,080

6.00%, 11/15/2028 to 02/15/2033	37,151	39,282

6.50%, 01/15/2029 to 09/15/2034	56,186	58,994

7.50%, 05/15/2031 to 05/15/2032	4,012	4,084

5.50%, 06/15/2035	30,268	32,792

5.00%, 07/15/2035	2,498	2,560

4.00%, 03/20/2048	3,336,803	3,319,159

ARM, 2.63% (1 yr. U.S. Treasury Yield Curve Rate + 1.50%), 01/20/2025(f)	6,089	6,078

3.00% (1 yr. U.S. Treasury Yield Curve Rate + 1.50%), 05/20/2025(f)	2,134	2,143

3.50% (1 yr. U.S. Treasury Yield Curve Rate + 1.50%), 06/20/2025(f)	2,502	2,492

TBA, 2.00%, 09/01/2052(n)	59,000,000	52,126,269

		55,741,873

Uniform Mortgage-Backed Securities–12.10%
TBA, 2.00%, 09/01/2037 to 09/01/2052(n)	244,549,912	220,820,134

2.50%, 09/01/2052(n)	253,500,000	226,446,797

3.00%, 09/01/2052(n)	21,000,000	19,446,328

4.00%, 09/01/2052(n)	49,704,000	48,527,413

4.50%, 09/01/2052(n)	49,705,000	49,417,643

		564,658,315

Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $745,418,736)		722,324,972

U.S. Treasury Securities–12.05%
U.S. Treasury Bills–0.24%
0.87% - 0.93%, 09/15/2022(o)(p)	2,063,000	2,062,140

1.46% - 2.54%, 11/17/2022(o)(p)	9,378,000	9,324,344

		11,386,484

	Principal Amount	Value

U.S. Treasury Bonds–5.52%
3.38%, 08/15/2042	$190,492,300	$185,938,343

2.88%, 05/15/2052	77,481,000	71,427,797

		257,366,140

U.S. Treasury Notes–6.29%
3.25%, 08/31/2024	1,778,300	1,770,798

3.13%, 08/15/2025	33,915,600	33,576,444

3.13%, 08/31/2027	114,878,500	113,864,339

3.13%, 08/31/2029	9,965,200	9,868,662

2.75%, 08/15/2032	139,436,400	134,534,339

		293,614,582

Total U.S. Treasury Securities (Cost $570,939,972)		562,367,206

	Shares

Preferred Stocks–2.04%
Asset Management & Custody Banks–0.04%
Bank of New York Mellon Corp. (The), 4.70%, Series G, Pfd.(d)	1,780,000	1,754,261

Diversified Banks–1.37%
Bank of America Corp., 7.25%, Series L, Conv. Pfd.	1,100	1,350,140

Citigroup, Inc., 6.25%, Series T, Pfd.(b)(d)	5,247,000	5,220,502

Citigroup, Inc., 5.00%, Series U, Pfd.(d)	13,825,000	12,893,195

Citigroup, Inc., 4.00%, Series W, Pfd.(b)(d)	7,226,000	6,358,880

JPMorgan Chase & Co., 6.28% (3 mo. USD LIBOR + 3.47%), Series I, Pfd.(f)	7,547,000	7,510,799

Wells Fargo & Co., 7.50%, Class A, Series L, Conv. Pfd.	24,803	30,755,720

		64,089,236

Integrated Telecommunication Services–0.19%
AT&T, Inc., 2.88%, Series B, Pfd.(d)	9,700,000	8,846,327

Investment Banking & Brokerage–0.30%
Charles Schwab Corp. (The), 4.00%, Series H, Pfd.(d)	2,116,000	1,724,540

Goldman Sachs Group, Inc. (The), 5.00%, Series P, Pfd.(d)	6,141,000	5,765,927

Morgan Stanley, 6.88%, Series F, Pfd.(d)	249,737	6,343,320

		13,833,787

Multi-Utilities–0.09%
CenterPoint Energy, Inc., 6.13%, Series A, Pfd.(d)	4,568,000	4,252,863

Other Diversified Financial Services–0.04%
Equitable Holdings, Inc., 4.95%, Series B, Pfd.(d)	1,682,000	1,640,460

Regional Banks–0.01%
PNC Financial Services Group, Inc. (The), 6.85% (3 mo. USD LIBOR + 4.07%), Series P, Pfd.(f)	22,856	576,428

Total Preferred Stocks (Cost $101,507,553)		94,993,362

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27	Invesco Core Plus Bond Fund

	Principal Amount		Value

Agency Credit Risk Transfer Notes–1.05%
Fannie Mae Connecticut Avenue Securities,
Series 2017-C04, Class 2M2, 5.29% (1 mo. USD LIBOR + 2.85%), 11/25/2029(f)		$7,642,387	$7,837,236

Series 2019-R03, Class 1M2, 4.59% (1 mo. USD LIBOR + 2.15%), 09/25/2031(c)(f)		641,517	638,453

Series 2019-R06, Class 2M2, 4.54% (1 mo. USD LIBOR + 2.10%), 09/25/2039(c)(f)		313,972	312,613

Series 2022-R03, Class 1M1, 4.28% (30 Day Average SOFR + 2.10%), 03/25/2042(c)(f)		12,944,335	12,945,302

Series 2022-R04, Class 1M1, 4.18% (30 Day Average SOFR + 2.00%), 03/25/2042(c)(f)		6,743,930	6,740,134

Freddie Mac,
Series 2022-DNA3, Class M1A, STACR® , 4.18% (30 Day Average SOFR + 2.00%), 04/25/2042(c)(f)		9,666,191	9,720,708

Series 2022-HQA3, Class M1, STACR® , 4.11% (30 Day Average SOFR + 2.30%), 08/25/2042(c)(f)		5,342,000	5,375,482

Series 2020-DNA5, Class M2, STACR® , 4.98% (30 Day Average SOFR + 2.80%), 10/25/2050(c)(f)		5,520,863	5,523,111

Total Agency Credit Risk Transfer Notes (Cost $48,982,479)			49,093,039

Municipal Obligations–0.36%
California (State of) Health Facilities Financing Authority (Social Bonds),
Series 2022, RB, 4.19%, 06/01/2037		4,000,000	3,789,926

Series 2022, RB, 4.35%, 06/01/2041		2,980,000	2,814,287

California State University,
Series 2021 B, Ref. RB, 2.72%, 11/01/2052		5,145,000	3,835,018

Series 2021 B, Ref. RB, 2.94%, 11/01/2052		7,705,000	5,702,055

Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4), Series 2010 A, RB, 6.66%, 04/01/2057		527,000	616,071

Total Municipal Obligations (Cost $18,461,255)			16,757,357

Non-U.S. Dollar Denominated Bonds & Notes–0.34%(q)
Brewers–0.03%
Molson Coors International L.P., Series MPLE, 3.44%, 07/15/2026	CAD	1,799,000	1,296,379

Diversified Banks–0.06%
HSBC Holdings PLC (United Kingdom), Series MPLE, 3.20%, 12/05/2023(c)	CAD	3,598,000	2,683,228

Integrated Telecommunication Services–0.07%
AT&T, Inc., Series MPLE, 5.10%, 11/25/2048	CAD	4,497,000	3,186,883

	Principal Amount		Value

Movies & Entertainment–0.10%
Netflix, Inc., 3.88%, 11/15/2029(c)	EUR	5,311,000	$4,935,196

Sovereign Debt–0.02%
Ukraine Government International Bond (Ukraine), 4.38%, 01/27/2032(c)	EUR	6,000,000	1,022,035

Technology Hardware, Storage & Peripherals–0.06%
Apple, Inc., Series MPLE, 2.51%, 08/19/2024	CAD	3,598,000	2,654,945

Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $22,666,105)			15,778,666

Variable Rate Senior Loan Interests–0.11%(r)(s)
Diversified REITs–0.11%
Asterix, Inc. (Canada), Term Loan, 3.90%, 03/31/2023 (Cost $5,104,657)(h)		$6,825,437	5,233,346

	Shares

Exchange-Traded Funds–0.10%
Invesco Total Return Bond ETF (Cost $5,786,000)(t)		100,000	4,826,000

Common Stocks & Other Equity Interests–0.00%
Oil & Gas Drilling–0.00%
Vantage Drilling International(u)		95	1,663

Paper Packaging–0.00%
WestRock Co.		65	2,638

Specialty Chemicals–0.00%
Ingevity Corp.(u)		10	701

Total Common Stocks & Other Equity Interests (Cost $5,671)			5,002

Money Market Funds–1.75%
Invesco Government & Agency Portfolio, Institutional Class, 2.22%(t)(v)		28,528,504	28,528,503

Invesco Liquid Assets Portfolio, Institutional Class, 2.26%(t)(v)		20,479,694	20,483,790

Invesco Treasury Portfolio, Institutional Class, 2.14%(t)(v)		32,604,004	32,604,004

Total Money Market Funds (Cost $81,612,657)			81,616,297

Options Purchased–0.07%
(Cost $6,323,460)(w)			3,273,056

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-112.83% (Cost $5,739,934,960)			5,265,355,963

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–4.67%
Invesco Private Government Fund, 2.29%(t)(v)(x)		60,813,993	60,813,993

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28	Invesco Core Plus Bond Fund

	Shares	Value

Money Market Funds–(continued)
Invesco Private Prime Fund, 2.37%(t)(v)(x)	157,298,082	$157,313,815

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $218,118,151)		218,127,808

TOTAL INVESTMENTS IN SECURITIES–117.50% (Cost $5,958,053,111)		5,483,483,771

OTHER ASSETS LESS LIABILITIES–(17.50)%		(816,739,426)

NET ASSETS–100.00%		$4,666,744,345

Investment Abbreviations:

ARM	– Adjustable Rate Mortgage
CAD	– Canadian Dollar
Conv.	– Convertible
Ctfs.	– Certificates
ETF	– Exchange-Traded Fund
EUR	– Euro
IO	– Interest Only
LIBOR	– London Interbank Offered Rate
Pfd.	– Preferred
RB	– Revenue Bonds
Ref.	– Refunding
REIT	– Real Estate Investment Trust
REMICs	– Real Estate Mortgage Investment Conduits
SOFR	– Secured Overnight Financing Rate
STACR®	– Structured Agency Credit Risk
TBA	– To Be Announced
USD	– U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29	Invesco Core Plus Bond Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2022.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2022 was $2,295,035,620, which represented 49.18% of the Fund’s Net Assets.

(d)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(e)	Perpetual bond with no specified maturity date.
(f)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2022.
(g)	Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at issue.
(h)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(i)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The value of this security at August 31, 2022 represented less than 1% of the Fund’s Net Assets.

(j)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on August 31, 2022.

(k)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(l)	Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security.
(m)

Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security. Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on August 31, 2022.

(n)	Security purchased on a forward commitment basis. This security is subject to dollar roll transactions. See Note 1P.
(o)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1L.
(p)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(q)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(r)

Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(s)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the 1933 Act and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(t)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2022	Dividend Income
Invesco Total Return Bond ETF	$5,743,000	$-	$-	$(917,000)	$-	$4,826,000	$137,216
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	287,277,408	411,236,075	(669,984,980)	-	-	28,528,503	147,792
Invesco Liquid Assets Portfolio, Institutional Class	209,407,403	293,740,054	(482,579,013)	3,122	(87,776)	20,483,790	125,890
Invesco Treasury Portfolio, Institutional Class	328,317,037	469,984,086	(765,697,119)	-	-	32,604,004	130,987
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	39,361,317	369,917,094	(348,464,418)	-	-	60,813,993	334,767	*
Invesco Private Prime Fund	91,843,074	720,814,293	(655,291,763)	9,657	(61,446)	157,313,815	976,748	*
Total	$961,949,239	$2,265,691,602	$(2,922,017,293)	$(904,221)	$(149,222)	$304,570,105	$1,853,400

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(u)	Non-income producing security.
(v)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.
(w)	The table below details options purchased.
(x)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30	Invesco Core Plus Bond Fund

Open Exchange-Traded Equity Options Purchased
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price		Notional Value(a)		Value
Equity Risk
Alphabet, Inc.	Call	01/20/2023	40	USD	125.00	USD	500,000	$15,200
iShares China Large-Cap ETF	Call	01/20/2023	6,132	USD	41.00	USD	25,141,200	58,254
Subtotal – Exchange-Traded Equity Call Options Purchased								73,454
Equity Risk
iShares iBoxx High Yield Corporate Bond ETF	Put	01/20/2023	9,369	USD	74.00	USD	69,330,600	2,791,962
Total Open Exchange-Traded Equity Options Purchased								$2,865,416

(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Exchange-Traded Index Options Purchased
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price	Notional Value(a)	Value
Equity Risk
S&P 500 Index	Call	03/17/2023	43	USD 4,400.00	USD 18,920,000	$407,640

(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Exchange-Traded Equity Options Written
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price	Notional Value(a)	Value
Equity Risk
iShares iBoxx High Yield Corporate Bond ETF	Put	01/20/2023	9,369	USD 65.00	USD 60,898,500	$(740,151)

(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Futures Contracts

					Unrealized
	Number of	Expiration	Notional		Appreciation
Long Futures Contracts	Contracts	Month	Value	Value	(Depreciation)

Interest Rate Risk

U.S. Treasury 2 Year Notes	2,202	December-2022	$458,738,533	$(884,565)	$(884,565)

U.S. Treasury 5 Year Notes	638	December-2022	70,703,360	5,594	5,594

U.S. Treasury Long Bonds	1,183	December-2022	160,703,156	(221,813)	(221,813)

Subtotal-Long Futures Contracts				(1,100,784)	(1,100,784)

Short Futures Contracts

Interest Rate Risk

U.S. Treasury 10 Year Notes	1,104	December-2022	(129,064,500)	1,040,530	1,040,530

U.S. Treasury 10 Year Ultra Notes	3,346	December-2022	(418,877,375)	3,894,969	3,894,969

U.S. Treasury Ultra Bonds	177	December-2022	(26,461,500)	99,563	99,563

Subtotal-Short Futures Contracts				5,035,062	5,035,062

Total Futures Contracts				$3,934,278	$3,934,278

Open Forward Foreign Currency Contracts
Settlement		Contract to		Unrealized
Date	Counterparty	Deliver	Receive	Appreciation
Currency Risk
11/17/2022	Goldman Sachs International	EUR 10,791,000	USD 11,209,691	$309,600
11/17/2022	J.P. Morgan Chase Bank, N.A.	CAD 15,806,000	USD 12,373,629	343,185
Total Forward Foreign Currency Contracts				$652,785

Abbreviations:

CAD –Canadian Dollar

ETF  –Exchange-Traded Fund

EUR –Euro

USD –U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31	Invesco Core Plus Bond Fund

Statement of Assets and Liabilities

August 31, 2022

Assets:
Investments in unaffiliated securities, at value (Cost $5,652,536,303)*	$5,178,913,666
Investments in affiliates, at value (Cost $305,516,808)	304,570,105
Other investments:
Variation margin receivable – futures contracts	959,929
Unrealized appreciation on forward foreign currency contracts outstanding	652,785
Deposits with brokers:
Cash collateral – OTC Derivatives	6,310,567
Foreign currencies, at value (Cost $683,123)	671,860
Receivable for:
Investments sold	5,000,989
Fund shares sold	2,688,731
Dividends	713,278
Interest	33,929,490
Investments matured, at value (Cost $4,312,640)	767,865
Principal paydowns	6,079
Investment for trustee deferred compensation and retirement plans	130,484
Other assets	115,260
Total assets	5,535,431,088

Liabilities:
Other investments:
Options written, at value (premiums received $1,133,349)	740,151
Payable for:
Investments purchased	635,976,112
Dividends	1,852,553
Fund shares reacquired	7,132,656
Amount due custodian	3,207,216
Collateral upon return of securities loaned	218,118,151
Accrued fees to affiliates	1,251,795
Accrued trustees’ and officers’ fees and benefits	5,986
Accrued other operating expenses	234,047
Trustee deferred compensation and retirement plans	168,076
Total liabilities	868,686,743
Net assets applicable to shares outstanding	$4,666,744,345

Net assets consist of:
Shares of beneficial interest	$5,489,547,364

Distributable earnings (loss)	(822,803,019)

$4,666,744,345

Net Assets:
Class A	$1,203,730,547

Class C	$55,695,304

Class R	$25,914,379

Class Y	$961,065,619

Class R5	$13,999,741

Class R6	$2,406,338,755

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	127,334,683

Class C	5,893,490

Class R	2,741,899

Class Y	101,586,176

Class R5	1,481,627

Class R6	254,741,446

Class A:
Net asset value per share	$9.45

Maximum offering price per share
(Net asset value of $9.45 ÷ 95.75%)	$9.87

Class C:
Net asset value and offering price per share	$9.45

Class R:
Net asset value and offering price per share	$9.45

Class Y:
Net asset value and offering price per share	$9.46

Class R5:
Net asset value and offering price per share	$9.45

Class R6:
Net asset value and offering price per share	$9.45

*	At August 31, 2022, securities with an aggregate value of $211,060,311 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32	Invesco Core Plus Bond Fund

Statement of Operations

For the year ended August 31, 2022

Investment income:
Interest (net of foreign withholding taxes of $19,680)	$162,814,438

Dividends	2,502,323

Dividends from affiliates (includes securities lending income of $416,137)	958,022

Total investment income	166,274,783

Expenses:
Advisory fees	21,322,463

Administrative services fees	789,869

Custodian fees	137,781

Distribution fees:
Class A	3,429,082

Class C	737,960

Class R	139,813

Transfer agent fees – A, C, R and Y	3,766,488

Transfer agent fees – R5	13,963

Transfer agent fees – R6	932,131

Trustees’ and officers’ fees and benefits	59,892

Registration and filing fees	270,756

Reports to shareholders	270,293

Professional services fees	101,876

Other	68,437

Total expenses	32,040,804

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(1,881,515)

Net expenses	30,159,289

Net investment income	136,115,494

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(331,757,566)

Affiliated investment securities	(149,222)

Foreign currencies	(2,703,211)

Forward foreign currency contracts	6,396,839

Futures contracts	(16,550,065)

Option contracts written	52,914

Swap agreements	(887,794)

(345,598,105)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(615,340,805)

Affiliated investment securities	(904,221)

Foreign currencies	(301,796)

Forward foreign currency contracts	727,762

Futures contracts	4,262,929

Option contracts written	(1,113,795)

(612,669,926)

Net realized and unrealized gain (loss)	(958,268,031)

Net increase (decrease) in net assets resulting from operations	$(822,152,537)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33	Invesco Core Plus Bond Fund

Statement of Changes in Net Assets

For the years ended August 31, 2022 and 2021

	2022	2021

Operations:

Net investment income	$136,115,494	$108,817,353

Net realized gain (loss)	(345,598,105)	116,055,596

Change in net unrealized appreciation (depreciation)	(612,669,926)	(37,501,160)

Net increase (decrease) in net assets resulting from operations	(822,152,537)	187,371,789

Distributions to shareholders from distributable earnings:

Class A	(46,793,655)	(71,533,838)

Class C	(1,969,609)	(4,572,300)

Class R	(880,664)	(1,227,539)

Class Y	(45,692,099)	(65,521,207)

Class R5	(506,235)	(641,319)

Class R6	(101,570,665)	(153,842,030)

Total distributions from distributable earnings	(197,412,927)	(297,338,233)

Share transactions–net:

Class A	(38,051,571)	160,075,546

Class C	(21,448,475)	(14,276,030)

Class R	1,636,528	6,753,723

Class Y	(215,267,957)	259,381,915

Class R5	3,366,309	1,958,966

Class R6	(30,369,092)	259,136,285

Net increase (decrease) in net assets resulting from share transactions	(300,134,258)	673,030,405

Net increase (decrease) in net assets	(1,319,699,722)	563,063,961

Net assets:

Beginning of year	5,986,444,067	5,423,380,106

End of year	$4,666,744,345	$5,986,444,067

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34	Invesco Core Plus Bond Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Return of capital	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Year ended 08/31/22	$11.39	$0.24	$(1.83)	$(1.59)	$(0.24)	$(0.11)	$-	$(0.35)	$9.45	(14.19)%	$1,203,731	0.75%	0.81%	2.30%	321%
Year ended 08/31/21	11.61	0.19	0.17	0.36	(0.22)	(0.36)	-	(0.58)	11.39	3.18	1,497,641	0.74	0.79	1.70	366
Year ended 08/31/20	11.13	0.29	0.51	0.80	(0.32)	-	-	(0.32)	11.61	7.29	1,364,591	0.75	0.82	2.55	329
Year ended 08/31/19	10.53	0.36	0.62	0.98	(0.32)	-	(0.06)	(0.38)	11.13	9.57	1,079,416	0.74	0.84	3.41	250
Year ended 08/31/18	11.03	0.31	(0.48)	(0.17)	(0.32)	-	(0.01)	(0.33)	10.53	(1.51)	887,784	0.74	0.82	2.96	383
Class C
Year ended 08/31/22	11.38	0.16	(1.81)	(1.65)	(0.17)	(0.11)	-	(0.28)	9.45	(14.76)	55,695	1.50	1.56	1.55	321
Year ended 08/31/21	11.61	0.11	0.16	0.27	(0.14)	(0.36)	-	(0.50)	11.38	2.32	90,811	1.49	1.54	0.95	366
Year ended 08/31/20	11.12	0.20	0.52	0.72	(0.23)	-	-	(0.23)	11.61	6.59	107,350	1.50	1.57	1.80	329
Year ended 08/31/19	10.53	0.28	0.61	0.89	(0.24)	-	(0.06)	(0.30)	11.12	8.67	87,046	1.49	1.59	2.66	250
Year ended 08/31/18	11.02	0.24	(0.48)	(0.24)	(0.24)	-	(0.01)	(0.25)	10.53	(2.16)	123,285	1.49	1.57	2.21	383
Class R
Year ended 08/31/22	11.38	0.21	(1.81)	(1.60)	(0.22)	(0.11)	-	(0.33)	9.45	(14.33)	25,914	1.00	1.06	2.05	321
Year ended 08/31/21	11.61	0.16	0.16	0.32	(0.19)	(0.36)	-	(0.55)	11.38	2.83	29,466	0.99	1.04	1.45	366
Year ended 08/31/20	11.12	0.26	0.52	0.78	(0.29)	-	-	(0.29)	11.61	7.12	23,193	1.00	1.07	2.30	329
Year ended 08/31/19	10.53	0.33	0.61	0.94	(0.29)	-	(0.06)	(0.35)	11.12	9.21	17,598	0.99	1.09	3.16	250
Year ended 08/31/18	11.02	0.29	(0.47)	(0.18)	(0.30)	-	(0.01)	(0.31)	10.53	(1.67)	14,134	0.99	1.07	2.71	383
Class Y
Year ended 08/31/22	11.40	0.27	(1.83)	(1.56)	(0.27)	(0.11)	-	(0.38)	9.46	(13.95)	961,066	0.50	0.56	2.55	321
Year ended 08/31/21	11.62	0.22	0.17	0.39	(0.25)	(0.36)	-	(0.61)	11.40	3.43	1,407,185	0.49	0.54	1.95	366
Year ended 08/31/20	11.14	0.31	0.51	0.82	(0.34)	-	-	(0.34)	11.62	7.56	1,170,121	0.50	0.57	2.80	329
Year ended 08/31/19	10.54	0.39	0.62	1.01	(0.35)	-	(0.06)	(0.41)	11.14	9.84	892,952	0.49	0.59	3.66	250
Year ended 08/31/18	11.03	0.35	(0.48)	(0.13)	(0.35)	-	(0.01)	(0.36)	10.54	(1.17)	932,839	0.49	0.57	3.21	383
Class R5
Year ended 08/31/22	11.38	0.26	(1.81)	(1.55)	(0.27)	(0.11)	-	(0.38)	9.45	(13.89)	14,000	0.50	0.52	2.55	321
Year ended 08/31/21	11.61	0.22	0.16	0.38	(0.25)	(0.36)	-	(0.61)	11.38	3.35	13,274	0.49	0.51	1.95	366
Year ended 08/31/20	11.12	0.31	0.52	0.83	(0.34)	-	-	(0.34)	11.61	7.65	11,555	0.50	0.54	2.80	329
Year ended 08/31/19	10.53	0.39	0.61	1.00	(0.35)	-	(0.06)	(0.41)	11.12	9.75	7,586	0.49	0.54	3.66	250
Year ended 08/31/18	11.03	0.34	(0.48)	(0.14)	(0.35)	-	(0.01)	(0.36)	10.53	(1.27)	5,660	0.49	0.50	3.21	383
Class R6
Year ended 08/31/22	11.38	0.27	(1.81)	(1.54)	(0.28)	(0.11)	-	(0.39)	9.45	(13.85)	2,406,339	0.45	0.45	2.60	321
Year ended 08/31/21	11.60	0.23	0.17	0.40	(0.26)	(0.36)	-	(0.62)	11.38	3.51	2,948,067	0.41	0.42	2.03	366
Year ended 08/31/20	11.12	0.32	0.51	0.83	(0.35)	-	-	(0.35)	11.60	7.62	2,746,570	0.45	0.45	2.85	329
Year ended 08/31/19	10.52	0.39	0.62	1.01	(0.35)	-	(0.06)	(0.41)	11.12	9.91	2,159,063	0.44	0.45	3.71	250
Year ended 08/31/18	11.02	0.35	(0.48)	(0.13)	(0.36)	-	(0.01)	(0.37)	10.52	(1.21)	2,120,867	0.43	0.44	3.27	383

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35	Invesco Core Plus Bond Fund

Notes to Financial Statements

August 31, 2022

NOTE 1–Significant Accounting Policies

Invesco Core Plus Bond Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return, comprised of current income and capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available and unreliable are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used.

36	Invesco Core Plus Bond Fund

Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are

37	Invesco Core Plus Bond Fund

net of compensation to counterparties, are included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

On September 29, 2021, the Board of Trustees appointed the Adviser to serve as an affiliated securities lending agent for the Fund. Prior to September 29, 2021, the Bank of New York Mellon (the “BNYM”) served as the sole securities lending agent for the Fund under the securities lending program. BNYM also continues to serve as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended August 31, 2022, the Fund paid the Adviser $540 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services are included in Dividends from affiliates on the Statement of Operations.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

M.

Call Options Purchased and Written – The Fund may write call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. An uncovered call option exists without the ownership of the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing an uncovered call option is that the Fund may incur significant losses if the value of the written security exceeds the exercise price of the option.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of

38	Invesco Core Plus Bond Fund

Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

N.

Put Options Purchased and Written – The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

O.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund’s net asset value (“NAV”) per share over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and

39	Invesco Core Plus Bond Fund

Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of August 31, 2022, if any, for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

P.

Dollar Rolls and Forward Commitment Transactions – The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate.

Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement.

Q.

LIBOR Risk – The Fund may have investments in financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. LIBOR is intended to measure the rate generally at which banks can lend and borrow from one another in the relevant currency on an unsecured basis. The UK Financial Conduct Authority (“FCA”), the regulator that oversees LIBOR, announced that the majority of LIBOR rates would cease to be published or would no longer be representative on January 1, 2022. Although the publication of most LIBOR rates ceased at the end of 2021, a selection of widely used USD LIBOR rates continues to be published until June 2023 to allow for an orderly transition away from these rates.

There remains uncertainty and risks relating to the continuing LIBOR transition and its effects on the Fund and the instruments in which the Fund invests. There can be no assurance that the composition or characteristics of any alternative reference rates (“ARRs”) or financial instruments in which the Fund invests that utilize ARRs will be similar to or produce the same value or economic equivalence as LIBOR or that these instruments will have the same volume or liquidity. Additionally, there remains uncertainty and risks relating to certain “legacy” USD LIBOR instruments that were issued or entered into before December 31, 2021 and the process by which a replacement interest rate will be identified and implemented into these instruments when USD LIBOR is ultimately discontinued. The effects of such uncertainty and risks in “legacy” USD LIBOR instruments held by the Fund could result in losses to the Fund.

R.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

S.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

T.

Other Risks – The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund may not be able to recover its investment in such issuer from the U.S. Government. Many securities purchased by the Fund are not guaranteed by the U.S. Government.

Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

U.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 500 million	0.450%

Next $500 million	0.425%

Next $1.5 billion	0.400%

Next $2.5 billion	0.375%

Over $5 billion	0.350%

For the year ended August 31, 2022, the effective advisory fee rate incurred by the Fund was 0.39%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least December 31, 2022, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.75%, 1.50%, 1.00%, 0.50%, 0.50% and 0.50%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on December 31, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2024, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

40	Invesco Core Plus Bond Fund

For the year ended August 31, 2022, the Adviser waived advisory fees of $213,987 and reimbursed class level expenses of $852,423, $44,364, $17,558, $748,388, $3,242 and $0 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2022, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2022, IDI advised the Fund that IDI retained $134,793 in front-end sales commissions from the sale of Class A shares and $17,714 and $10,266 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	–	Prices are determined using quoted prices in an active market for identical assets.
Level 2	–	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3	–	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially    differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$–	$2,302,971,208	$23,276,789	$2,326,247,997

Asset-Backed Securities	–	1,363,765,365	19,074,298	1,382,839,663

U.S. Government Sponsored Agency Mortgage-Backed Securities	–	722,324,972	–	722,324,972

U.S. Treasury Securities	–	562,367,206	–	562,367,206

Preferred Stocks	39,025,608	55,967,754	–	94,993,362

Agency Credit Risk Transfer Notes	–	49,093,039	–	49,093,039

Municipal Obligations	–	16,757,357	–	16,757,357

Non-U.S. Dollar Denominated Bonds & Notes	–	15,778,666	–	15,778,666

Variable Rate Senior Loan Interests	–	–	5,233,346	5,233,346

Exchange-Traded Funds	4,826,000	–	–	4,826,000

Common Stocks & Other Equity Interests	5,002	–	–	5,002

Money Market Funds	81,616,297	218,127,808	–	299,744,105

Options Purchased	3,273,056	–	–	3,273,056

Total Investments in Securities	128,745,963	5,307,153,375	47,584,433	5,483,483,771

Other Investments - Assets*

Investments Matured	–	767,865	–	767,865

Futures Contracts	5,040,656	–	–	5,040,656

Forward Foreign Currency Contracts	–	652,785	–	652,785

	5,040,656	1,420,650	–	6,461,306

41	Invesco Core Plus Bond Fund

	Level 1	Level 2	Level 3	Total

Other Investments - Liabilities*

Futures Contracts	$(1,106,378)	$–	$–	$(1,106,378)

Options Written	(740,151)	–	–	(740,151)

	(1,846,529)	–	–	(1,846,529)

Total Other Investments	3,194,127	1,420,650	–	4,614,777

Total Investments	$131,940,090	$5,308,574,025	$47,584,433	$5,488,098,548

*	Forward foreign currency contracts and futures contracts are valued at unrealized appreciation (depreciation). Investments matured and options written are shown at value.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2022:

	Value
Derivative Assets	Currency Risk	Equity Risk	Interest Rate Risk	Total

Unrealized appreciation on futures contracts -Exchange-Traded(a)	$–	$–	$5,040,656	$5,040,656

Unrealized appreciation on forward foreign currency contracts outstanding	652,785	–	–	652,785

Options purchased, at value - Exchange-Traded(b)	–	3,273,056	–	3,273,056

Total Derivative Assets	652,785	3,273,056	5,040,656	8,966,497

Derivatives not subject to master netting agreements	–	(3,273,056)	(5,040,656)	(8,313,712)

Total Derivative Assets subject to master netting agreements	$652,785	$–	$–	$652,785

		Value
Derivative Liabilities		Equity Risk	Interest Rate Risk	Total

Unrealized depreciation on futures contracts -Exchange-Traded(a)		$–	$(1,106,378)	$(1,106,378)

Options written, at value - Exchange-Traded		(740,151)	–	(740,151)

Total Derivative Liabilities		(740,151)	(1,106,378)	(1,846,529)

Derivatives not subject to master netting agreements		740,151	1,106,378	1,846,529

Total Derivative Liabilities subject to master netting agreements		$–	$–	$–

(a)	The daily variation margin receivable (payable) at period end is recorded in the Statement of Assets and Liabilities.
(b)	Options purchased, at value as reported in the Schedule of Investments.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of August    31, 2022.

	Financial Derivative Assets		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount

Goldman Sachs International	$309,600	$309,600	$–	$–	$309,600

J.P. Morgan Chase Bank, N.A.	343,185	343,185	–	–	343,185

Total	$652,785	$652,785	$–	$–	$652,785

42	Invesco Core Plus Bond Fund

Effect of Derivative Investments for the year ended August 31, 2022

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total

Realized Gain (Loss):
Forward foreign currency contracts	$-	$6,396,839	$-	$-	$6,396,839

Futures contracts	-	-	-	(16,550,065)	(16,550,065)

Options purchased(a)	-	(1,418,967)	2,102,806	-	683,839

Options written	-	174,499	(2,565,239)	2,443,654	52,914

Swap agreements	(887,794)	-	-	-	(887,794)

Change in Net Unrealized Appreciation
(Depreciation):
Forward foreign currency contracts	-	727,762	-	-	727,762

Futures contracts	-	-	-	4,262,929	4,262,929

Options purchased(a)	-	-	(1,648,558)	-	(1,648,558)

Options written	(797,690)	-	(316,105)	-	(1,113,795)

Total	$(1,685,484)	$5,880,133	$(2,427,096)	$(9,843,482)	$(8,075,929)

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

    The table below summarizes the average notional value of derivatives held during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Equity Options Purchased	Index Options Purchased	Foreign Currency Options Purchased	Equity Options Written	Index Options Written	Swaptions Written	Foreign Currency Options Written	Swap Agreements

Average notional value	$208,872,931	$1,594,845,103	$48,743,083	$71,899,792	$223,691,023	$46,124,571	$61,779,286	$131,062,500	$116,800,000	$102,979,640

Average contracts	-	-	8,786	158	-	6,780	132	-	-	-

NOTE 5-Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2022, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,553.

NOTE 6-Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7-Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8-Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2022 and 2021:

	2022	2021

Ordinary income*	$142,328,512	$282,937,053

Long-term capital gain	55,084,415	14,401,180

Total distributions	$197,412,927	$297,338,233

*	Includes short-term capital gain distributions, if any.

43	Invesco Core Plus Bond Fund

Tax Components of Net Assets at Period-End:

2022

Undistributed ordinary income	$17,755,721

Net unrealized appreciation (depreciation) - investments	(479,650,794)

Net unrealized appreciation (depreciation) - foreign currencies	(57,801)

Temporary book/tax differences	(119,313)

Capital loss carryforward	(360,730,832)

Shares of beneficial interest	5,489,547,364

Total net assets	$4,666,744,345

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to amortization and accretion on debt securities and derivative instruments.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of August 31, 2022, as follows:

	Capital Loss Carryforward*

Expiration		Short-Term	Long-Term	Total

Not subject to expiration		$297,729,447	$63,001,385	$360,730,832

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2022 was $4,507,551,296 and $4,207,298,250, respectively. Cost of investments, including any derivatives, on a tax basis    includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$9,994,357

Aggregate unrealized (depreciation) of investments	(489,645,151)

Net unrealized appreciation (depreciation) of investments	$(479,650,794)

Cost of investments for tax purposes is $5,967,749,341.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, amortization and accretion on debt securities and dollar rolls, on August 31, 2022, undistributed net investment income was increased by $18,685,074 and undistributed net realized gain (loss) was decreased by $18,685,074. This reclassification had no effect on the net assets or the distributable earnings (loss) of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Year ended		Year ended
	August 31, 2022(a)		August 31, 2021
	Shares	Amount	Shares	Amount

Sold:
Class A	19,627,235	$206,578,400	31,786,301	$362,656,241

Class C	903,781	9,532,418	1,814,232	20,752,532

Class R	760,428	7,968,829	1,137,089	12,958,533

Class Y	57,895,532	608,845,308	55,433,789	630,909,827

Class R5	723,728	7,544,397	411,787	4,686,368

Class R6	44,723,131	472,163,860	58,544,329	666,073,360

Issued as reinvestment of dividends:
Class A	3,959,645	41,638,848	5,641,803	64,326,674

Class C	161,155	1,708,395	354,396	4,040,330

Class R	83,451	876,070	106,537	1,213,976

Class Y	2,948,242	31,219,691	4,063,293	46,370,731

Class R5	48,507	505,837	56,218	640,504

Class R6	9,392,012	98,511,714	13,237,934	150,796,025

44	Invesco Core Plus Bond Fund

		Summary of Share Activity

	Year ended		Year ended
	August 31, 2022(a)		August 31, 2021
	Shares	Amount	Shares	Amount

Automatic conversion of Class C shares to Class A shares:
Class A	511,438	$5,340,987	982,108	$11,169,862

Class C	(511,675)	(5,340,987)	(982,814)	(11,169,862)

Reacquired:
Class A	(28,299,228)	(291,609,806)	(24,402,617)	(278,077,231)

Class C	(2,639,087)	(27,348,301)	(2,456,468)	(27,899,030)

Class R	(690,586)	(7,208,371)	(653,118)	(7,418,786)

Class Y	(82,739,710)	(855,332,956)	(36,707,656)	(417,898,643)

Class R5	(456,933)	(4,683,925)	(297,317)	(3,367,906)

Class R6	(58,455,166)	(601,044,666)	(49,407,188)	(557,733,100)

Net increase (decrease) in share activity	(32,054,100)	$(300,134,258)	58,662,638	$673,030,405

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 53% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

  In addition, 6% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

45	Invesco Core Plus Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Core Plus Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Core Plus Bond Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the “Fund”) as of August 31, 2022, the related statement of operations for the year ended August 31, 2022, the statement of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2022 and the financial highlights for each of the five years in the period ended August 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas
October 21, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

46	Invesco Core Plus Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2022 through August 31, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have    been higher.

	Beginning Account Value (03/01/22)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/22)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/22)	Expenses Paid During Period[2]
Class A	$1,000.00	$909.70	$3.61	$1,021.42	$3.82	0.75%
Class C	1,000.00	906.20	7.21	1,017.64	7.63	1.50
Class R	1,000.00	908.50	4.81	1,020.16	5.09	1.00
Class Y	1,000.00	911.00	2.41	1,022.68	2.55	0.50
Class R5	1,000.00	910.80	2.41	1,022.68	2.55	0.50
Class R6	1,000.00	911.90	2.22	1,022.89	2.35	0.46

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2022 through August 31, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

47	Invesco Core Plus Bond Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2022, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Core Plus Bond Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2022. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2022 and June 13, 2022, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to detailed follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2022.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the remote and hybrid working environment resulting from the novel coronavirus (“COVID-19”) pandemic and paved the way for a hybrid working framework in a normalized environment as employees return to the office. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the

Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B. Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2021 to the performance of funds in the Broadridge performance universe and against the Bloomberg U.S. Aggregate Bond Index (Index). The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one and five year periods and the first quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one, three and five year periods. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other

48	Invesco Core Plus Bond Fund

performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board considered information from Invesco Advisers regarding the levels of the Fund’s breakpoints in light of current assets. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers.

The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

    The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

    The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

    The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

49	Invesco Core Plus Bond Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2022:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$55,084,415
Qualified Dividend Income*	6.66%
Corporate Dividends Received Deduction*	6.18%
U.S. Treasury Obligations*	7.55%
Qualified Business Income*	0.00%
Business Interest Income*	84.61%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Short-Term Capital Gain Distributions	$3,895,558

50	Invesco Core Plus Bond Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			190	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Core Plus Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees

Beth Ann Brown – 1968 Trustee and Chair	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	190	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director Director of Grahamtastic Connection (non-profit)

Cynthia Hostetler –1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	190	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	190	Insperity, Inc. (formerly known as Administaff) (human resources provider); Member of Regional Board of Directors and Board of Directors, First Financial Bancorp (regional bank)

Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			190	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee

Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	190	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP

Prema Mathai-Davis – 1950 Trustee	2003	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	190	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Core Plus Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)

Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			190	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury and Director, ON Semiconductor Corporation (semiconductor manufacturing)	190	None

Ann Barnett Stern[2] – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment, Inc. a private philanthropic institution (private philanthropic institution) Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP and Andrews & Kurth LLP	190	Trustee and Board Vice Chair of Holdsworth Center (non-profit); Trustee and Chair of Nomination/Governance Committee, Good Reason Houston, (non-profit); Trustee and Investment Committee member of University of Texas Law School Foundation (non-profit); Board Member of Greater Houston Partnership (non-profit); Advisory Board member, Baker Institute for Public Policy at Rice University (non-profit) Formerly: Director and Audit Committee Member of Federal Reserve Bank of Dallas

Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	190	None

Daniel S. Vandivort –1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management, 1994-2007; Trustee and Chair, Weiss Peck and Greer Funds Board, 2004-2005; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management, 1984-1994.	190	Formerly: Trustee and Governance Chair, Oppenheimer Funds, 2014-2019; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America, 2016-2019

[2]	Effective September 14, 2022, Ms. Ann Barnett Stern resigned as a Trustee of the Trust.

T-3	Invesco Core Plus Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers

Sheri Morris – 1964 President and Principal Executive Officer	2003

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A

Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.;Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A

Andrew R. Schlossberg – 1974 Senior Vice President	2019

Senior Vice President, Invesco Group Services, Inc.; Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Core Plus Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)

John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

			N/A	N/A

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A

Adrien Deberghes- 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A

Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Core Plus Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds; and Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets)

Formerly, Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; Associate, Gaston Snow & Ely Bartlett

			N/A	N/A
			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-6	Invesco Core Plus Bond Fund

(This page intentionally left blank)

(This page intentionally left blank)

(This page intentionally left blank)

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-09913 and 333-36074	Invesco Distributors, Inc.	CPB-AR-1

Annual Report to Shareholders	August 31, 2022

Invesco Discovery Fund

Nasdaq:

A: OPOCX ∎ C: ODICX ∎ R: ODINX ∎ Y: ODIYX ∎ R5: DIGGX ∎ R6: ODIIX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

6	Liquidity Risk Management Program

8	Schedule of Investments

11	Financial Statements

14	Financial Highlights

15	Notes to Financial Statements

20	Report of Independent Registered Public Accounting Firm

21	Fund Expenses

22	Approval of Investment Advisory and Sub-Advisory Contracts

24	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended August 31, 2022, Class A shares of Invesco Discovery Fund (the Fund), at net asset value (NAV), underperformed the Russell 2000 Growth Index.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/21 to 8/31/22, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-26.12%
Class C Shares	-26.69
Class R Shares	-26.32
Class Y Shares	-25.96
Class R5 Shares	-25.91
Class R6 Shares	-25.85
S&P 500 Index▼	-11.23
Russell 2000 Growth Index▼	-25.26
Russell 2000 Index▼	-17.88

Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

The fiscal year began with increasing volatility and the US stock market saw a selloff through most of September due to increasing concerns of inflation resulting from a spike in oil prices and supply chain shortages causing rising costs. Despite the Consumer Price Index (CPI) increasing monthly from June through September 2021,1 the US Federal Reserve (the Fed) declined to raise interest rates at its September 2021 Federal Open Market Committee meeting.

    Equity markets saw continued volatility in the fourth quarter of 2021 amid record inflation and the emergence of a new COVID-19 variant. Pandemic-related supply chain disruption and labor shortages intensified during the quarter, resulting in broadly higher input costs for companies and consumers alike. Additionally, the price of oil rose to nearly $85 per barrel in October, 2 causing higher gas prices for consumers and pushing energy stocks higher. The CPI reported for November increased 0.8%, resulting in a 6.8% increase over the prior 12 months, the highest since 1982.1 To combat inflation, the Fed announced a faster pace of “tapering” at its December meeting, pledging to end its asset purchase program by March 2022. The Fed also announced the potential for three interest rate increases in 2022. With solid corporate earnings and optimism about the COVID-19 Omicron variant reporting milder symptoms, stocks rallied at the 2021 year-end.

    Equity markets declined in the first quarter of 2022 amid volatility sparked by Russia’s invasion of Ukraine, rising commodity prices, rampant global inflation and the Fed’s shift toward tighter monetary policy. Russia’s invasion exacerbated inflationary pressures, disrupting already strained supply chains and increasing shortages of oil, gas and raw materials.

The price of oil rose sharply, with crude prices reaching their highest price per barrel since 2008.2 The CPI rose by another 7.9% for the 12 months ended February 2022 reaching a 40 year high.1 To combat inflation, the Fed raised the federal funds rate by a one-quarter percentage point in March.

    As the war in Ukraine continued and corporate earnings in high-profile names, like Netflix, reported slowing growth and profits, the equity markets sold off for much of April 2022. The downward direction of the equity markets continued for much of the second quarter of 2022 amid record inflation, rising interest rates and an increasing likelihood of a US recession. Driven by higher food and energy prices, the CPI rose by yet another 8.6% for the 12 months ended May 2022 reaching a 40 year high.1 Oil prices peaked near $122 per barrel in early June, resulting in skyrocketing gasoline prices; the national average price reached a record high above $5 per gallon in early June.2 To tame inflation, the Fed raised the benchmark federal funds rate three more times, by 0.50% in May, 0.75% in June and another 0.75% in July, which were the largest increases in nearly 30 years.3 US equity markets rose in July and much of August until Fed chairman Jerome Powell’s hawkish comments at Jackson Hole, Wyoming, an economic policy symposium sparked a sharp selloff at month end. Due to declining energy prices, the CPI rose by 8.5% for the 12 months ending July,1 down slightly from June, but still at multi-decade highs and far above the Fed’s 2% annual inflation target. As a result, the Fed indicated that it would continue taking aggressive action to curb inflation, though such measures could “bring pain to households and businesses.” The remarks deflated investor optimism that the Fed would pause rate hikes in the second half of 2022 and increased the likelihood of a US recession. In this environment, US stocks had negative double-digit returns of -11.23% for the fiscal year ended August 31, 2022, measured by the S&P 500 Index.4

    In this environment, the Fund’s Class A shares at NAV underperformed the Russell 2000 Growth Index during the fiscal year. Strong stock selection in the health care, financials and real estate sectors was additive to the Fund’s relative performance. This was offset by weaker stock selection within the consumer discretionary, consumer staples and information technology sectors.

    At the stock level, the largest contributor to Fund performance on an absolute basis during the fiscal year was Shockwave Medical. They manufacture medical intravascular devices. They outperformed for several reasons, including reported fourth quarter of 2021 results well above expectations, guided 2022 revenue materially above consensus and a couple of FDA (U.S. Food and Drug Administration) approvals for new indications during the first quarter of 2022 which incrementally added market opportunity.

    LPL Financial, the second largest contributor to absolute Fund performance, offers technology, brokerage and investment advisory services through business relationships with various types of financial advisors. The stock outperformed due to strong fourth quarter of 2021 results and the opportunity to benefit from a higher Fed funds rate; they also have less credit risk than other companies, such as banks, at this point in the economic cycle than other rate-sensitive financials.

    Matador Resources was the third largest contributor to absolute Fund performance and is an independent oil and natural gas exploration and production company. Matador Resources capped off a strong fiscal year 2021, exceeding street estimates with record yearly revenue and EBITDA (earnings before interest, taxes, depreciation and amortization). In addition, the company benefited from higher commodity prices that were driven by post-pandemic demand, limited incremental supply and global concerns about energy availability stemming from Russia’s attack on Ukraine.

    The largest individual detractor from absolute Fund performance during the fiscal year was Kornit Digital. They manufacture digital inkjet printers that are used in the textile industry. After 15 straight strong quarters, reduced customer spending hurt Kornit Digital’s guidance as customers pulled back on capital expenditures. In addition, it fell along with other technology names as market sentiment continued to move away from growth names.

    Tandem Diabetes was the Fund’s second largest detractor from absolute performance. They produce medical devices specifically for people with insulin-dependent diabetes. Tandem Diabetes reported mixed financial results and lagged amidst growing fears of competition in the diabetes pump sector.

2	Invesco Discovery Fund

    Varonis Systems, the Fund’s third largest detractor from absolute performance, designs and develops data security software solutions. They reported the first quarter of 2022 results and a full year guidance that was below street expectations. In addition, it fell along with other technology names as market sentiment continued to move away from growth names.

    At the end of the fiscal year, the Fund’s largest overweight positions relative to the Russell 2000 Growth Index were in the financials, consumer staples and health care sectors. The Fund’s largest underweight exposures relative to the Russell 2000 Growth Index were in the utilities, communications services and energy sectors.

    Following an extremely difficult first half of 2022, financial markets remain volatile as a complex global scenario unfolds.

    We believe the primary focus is on Fed monetary policy tightening to address excess inflation and how much harm it may inflict on the gross domestic product (GDP) and corporate earnings. GDP fell -1.6% in the first quarter of 2022, -0.6% in the second quarter and projections have been steadily reduced for the balance of 2022.

    Although we have sought to defend against this hostile macroeconomic picture with a defensive portfolio strategy in recent months, we are alert to the eventual return of favorable conditions on the road ahead.

    There has been a sizeable valuation reset in growth valuations over the past few months which has made the risk/reward trade-off relatively better for growth.

    We believe technology-driven innovation will continue to disrupt large portions of the global economy, providing substantial opportunity through investment in premier growth compounders. Such growth companies may gain relative advantage as the economic cycle matures.

    We thank you for your continued conviction and investment in Invesco Discovery Fund.

1	Source: US Bureau of Labor Statistics

2	Source: Bloomberg LP

3	Source: US Federal Reserve

4	Source: Lipper Inc.

Portfolio manager(s):

Ash Shah

Ronald Zibelli, Jr. - Lead

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Discovery Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/12

1 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Discovery Fund

Average Annual Total Returns
As of 8/31/22, including maximum applicable sales charges

Class A Shares
Inception (9/11/86)	10.50%
10 Years	11.81
5 Years	11.87
1 Year	-30.19

Class C Shares
Inception (10/2/95)	8.08%
10 Years	11.76
5 Years	12.28
1 Year	-27.20

Class R Shares
Inception (3/1/01)	8.16%
10 Years	12.14
5 Years	12.85
1 Year	-26.32

Class Y Shares
Inception (6/1/94)	9.25%
10 Years	12.72
5 Years	13.41
1 Year	-25.96

Class R5 Shares
10 Years	12.56%
5 Years	13.38
1 Year	-25.91

Class R6 Shares
Inception (1/27/12)	13.26%
10 Years	12.92
5 Years	13.59
1 Year	-25.85

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer Discovery Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer Discovery Fund. The Fund was subsequently renamed the Invesco Discovery Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated.

Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Discovery Fund

Supplemental Information

Invesco Discovery Fund’s investment objective is to seek capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of August 31, 2022, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The Russell 2000® Growth Index is an unmanaged index considered representative of small-cap growth stocks. The Russell 2000 Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

∎

The Russell 2000® Index is an unmanaged index considered representative of small-cap stocks. The Russell 2000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 21-23, 2022, the Committee presented a report to the

Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2021, through December 31, 2021 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus pandemic on the Fund and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:
∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Discovery Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Health Care	24.09%

Information Technology	19.53

Industrials	17.04

Consumer Discretionary	10.26

Financials	7.38

Energy	6.09

Consumer Staples	5.02

Materials	4.60

Other Sectors, Each Less than 2% of Net Assets	2.87

Money Market Funds Plus Other Assets Less Liabilities	3.12

Top 10 Equity Holdings*

		% of total net assets

1.	Casella Waste Systems, Inc., Class A	2.64%

2.	Paylocity Holding Corp.	2.52

3.	WillScot Mobile Mini Holdings Corp.	2.51

4.	Repligen Corp.	2.48

5.	Chart Industries, Inc.	2.41

6.	Matador Resources Co.	2.31

7.	Shockwave Medical, Inc.	2.27

8.	Manhattan Associates, Inc.	2.19

9.	LPL Financial Holdings, Inc.	2.08

10.	Axonics, Inc.	1.99

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of August 31, 2022.

7	Invesco Discovery Fund

Schedule of Investments(a)

August 31, 2022

	Shares	Value

Common Stocks & Other Equity Interests-96.88%
Aerospace & Defense-1.32%
Curtiss-Wright Corp.	324,729	$47,796,861

Apparel Retail-1.37%
Boot Barn Holdings, Inc.(b)	740,530	49,334,109

Apparel, Accessories & Luxury Goods-1.47%
Oxford Industries, Inc.	498,234	53,176,515

Application Software-7.20%
Box, Inc., Class A(b)	630,887	16,245,340

Confluent, Inc., Class A(b)	433,530	11,861,381

HashiCorp, Inc., Class A(b)(c)	272,357	9,627,820

Manhattan Associates, Inc.(b)	560,360	79,156,453

Paylocity Holding Corp.(b)	376,997	90,856,277

Samsara, Inc.(b)	852,903	12,682,668

Sprout Social, Inc., Class A(b)	662,276	39,763,051

		260,192,990

Asset Management & Custody Banks-2.04%
Cohen & Steers, Inc.	149,703	10,685,800

Hamilton Lane, Inc., Class A	905,887	63,031,618

		73,717,418

Auto Parts & Equipment-0.89%
Dorman Products, Inc.(b)	151,689	13,750,608

Visteon Corp.(b)	152,704	18,298,520

		32,049,128

Biotechnology-2.45%
Cytokinetics, Inc.(b)	176,767	9,361,580

Halozyme Therapeutics, Inc.(b)	1,296,193	52,793,941

Karuna Therapeutics, Inc.(b)	46,529	11,867,687

Veracyte, Inc.(b)	706,157	14,405,603

		88,428,811

Building Products-1.65%
Advanced Drainage Systems, Inc.	439,651	59,660,641

Casinos & Gaming-1.70%
DraftKings, Inc., Class A(b)	692,357	11,119,254

Red Rock Resorts, Inc., Class A	1,313,174	50,189,510

		61,308,764

Commodity Chemicals-1.62%
Olin Corp.	1,073,021	58,651,328

Construction & Engineering-3.81%
Valmont Industries, Inc.	168,968	46,773,722

WillScot Mobile Mini Holdings Corp.(b)	2,260,546	90,738,316

		137,512,038

Data Processing & Outsourced Services-2.03%
ExlService Holdings, Inc.(b)	305,068	51,162,954

WNS (Holdings) Ltd., ADR (India)(b)	261,505	22,031,796

		73,194,750

Distillers & Vintners-1.01%
MGP Ingredients, Inc.	331,930	36,333,058

	Shares	Value

Diversified Chemicals-0.51%
Chemours Co. (The)	543,072	$18,317,819

Diversified Metals & Mining-0.52%
MP Materials Corp.(b)	542,066	18,966,889

Education Services-0.50%
Duolingo, Inc.(b)	194,164	18,255,299

Electronic Equipment & Instruments-1.30%
Novanta, Inc.(b)	352,080	47,069,575

Environmental & Facilities Services-3.97%
Casella Waste Systems, Inc., Class A(b)	1,163,787	95,349,069

Clean Harbors, Inc.(b)	410,416	48,191,047

		143,540,116

Food Distributors-1.22%
Performance Food Group Co.(b)	879,754	43,970,105

Food Retail-0.63%
Grocery Outlet Holding Corp.(b)	564,610	22,652,153

Footwear-0.34%
On Holding AG, Class A (Switzerland)(b)	615,743	12,308,703

General Merchandise Stores-0.59%
Ollie’s Bargain Outlet Holdings, Inc.(b)	387,884	21,453,864

Health Care Equipment-10.41%
AtriCure, Inc.(b)	672,824	30,694,231

Axonics, Inc.(b)	994,183	71,829,722

CONMED Corp.	199,839	17,699,740

CryoPort, Inc.(b)	395,331	12,911,510

Globus Medical, Inc., Class A(b)	620,365	36,719,404

Inari Medical, Inc.(b)	494,619	34,301,828

Inspire Medical Systems, Inc.(b)	293,361	56,175,698

iRhythm Technologies, Inc.(b)	145,917	21,515,462

Shockwave Medical, Inc.(b)	275,905	81,905,158

Tandem Diabetes Care, Inc.(b)	264,950	12,118,813

		375,871,566

Health Care Facilities-2.75%
Acadia Healthcare Co., Inc.(b)	483,561	39,618,153

Surgery Partners, Inc.(b)	1,092,852	30,086,216

Tenet Healthcare Corp.(b)	523,897	29,600,180

		99,304,549

Health Care Services-2.12%
AMN Healthcare Services, Inc.(b)	279,595	28,697,631

Option Care Health, Inc.(b)	904,735	28,010,595

Privia Health Group, Inc.(b)	497,529	19,796,679

		76,504,905

Health Care Technology-1.10%
Doximity, Inc., Class A(b)	333,208	11,059,173

Evolent Health, Inc., Class A(b)	781,712	28,727,916

		39,787,089

Hotels, Resorts & Cruise Lines-1.59%
Choice Hotels International, Inc.	158,518	18,183,600

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Discovery Fund

	Shares	Value

Hotels, Resorts & Cruise Lines-(continued)
Wyndham Hotels & Resorts, Inc.	602,005	$39,335,006

		57,518,606

Hypermarkets & Super Centers-1.22%
BJ’s Wholesale Club Holdings, Inc.(b)	591,288	44,045,043

Industrial Machinery-3.52%
Chart Industries, Inc.(b)	447,971	86,843,658

Evoqua Water Technologies Corp.(b)	1,153,462	40,463,447

		127,307,105

Interactive Media & Services-0.17%
Bumble, Inc., Class A(b)	242,654	6,078,483

Investment Banking & Brokerage-2.08%
LPL Financial Holdings, Inc.	338,817	74,990,367

IT Consulting & Other Services-1.76%
Endava PLC, ADR (United Kingdom)(b)	211,316	21,342,916

Globant S.A.(b)	200,118	42,178,871

		63,521,787

Leisure Facilities-1.53%
Planet Fitness, Inc., Class A(b)	816,247	55,300,734

Life Sciences Tools & Services-3.74%
Medpace Holdings, Inc.(b)	307,864	45,443,805

Repligen Corp.(b)	408,580	89,630,195

		135,074,000

Managed Health Care-0.49%
HealthEquity, Inc.(b)	267,468	17,674,285

Movies & Entertainment-0.74%
World Wrestling Entertainment, Inc., Class A	392,639	26,703,378

Oil & Gas Exploration & Production-4.87%
Matador Resources Co.	1,400,258	83,455,377

PDC Energy, Inc.	675,403	45,866,618

SM Energy Co.	1,055,444	46,513,417

		175,835,412

Oil & Gas Refining & Marketing-0.44%
PBF Energy, Inc., Class A(b)	465,454	15,899,909

Oil & Gas Storage & Transportation-0.78%
New Fortress Energy, Inc.	490,137	28,109,357

Paper Packaging-0.75%
Graphic Packaging Holding Co.	1,213,116	27,016,093

Personal Products-0.39%
elf Beauty, Inc.(b)	368,129	14,036,759

Pharmaceuticals-1.03%
Harmony Biosciences Holdings, Inc.(b)	374,966	16,464,757

Intra-Cellular Therapies, Inc.(b)	415,766	20,896,399

		37,361,156

Property & Casualty Insurance-1.61%
Hanover Insurance Group, Inc. (The)	92,937	12,025,119

Kinsale Capital Group, Inc.	181,578	46,044,549

		58,069,668

	Shares	Value

Regional Banks-1.65%
Pinnacle Financial Partners, Inc.	352,565	$28,455,521

Wintrust Financial Corp.	368,994	31,120,954

		59,576,475

Research & Consulting Services-1.23%
KBR, Inc.	923,589	44,609,349

Restaurants-0.28%
Sweetgreen, Inc., Class A(b)	595,872	10,076,195

Semiconductor Equipment-0.54%
Nova Ltd. (Israel)(b)	196,817	19,547,864

Semiconductors-3.72%
Impinj, Inc.(b)	600,905	53,648,798

Lattice Semiconductor Corp.(b)	1,109,864	59,821,670

MACOM Technology Solutions Holdings, Inc.(b)	377,171	20,800,981

		134,271,449

Soft Drinks-0.55%
Celsius Holdings, Inc.(b)	192,012	19,871,322

Specialized REITs-1.96%
National Storage Affiliates Trust	1,074,705	54,294,097

Outfront Media, Inc.	934,686	16,543,942

		70,838,039

Specialty Chemicals-1.20%
Livent Corp.(b)	1,352,607	43,526,893

Systems Software-2.98%
CyberArk Software Ltd.(b)	472,585	68,184,564

Gitlab, Inc., Class A(b)	205,627	12,310,888

Tenable Holdings, Inc.(b)	683,231	27,062,780

		107,558,232

Trading Companies & Distributors-0.74%
Herc Holdings, Inc.	237,570	26,733,752

Trucking-0.80%
Saia, Inc.(b)	139,642	28,882,155

Total Common Stocks & Other Equity Interests (Cost $2,895,042,176)		3,499,392,910

Money Market Funds-3.21%
Invesco Government & Agency Portfolio, Institutional Class, 2.22%(d)(e)	41,276,475	41,276,475

Invesco Liquid Assets Portfolio, Institutional Class, 2.26%(d)(e)	27,600,125	27,605,645

Invesco Treasury Portfolio, Institutional Class, 2.14%(d)(e)	47,173,115	47,173,115

Total Money Market Funds (Cost $116,045,978)		116,055,235

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.09% (Cost $3,011,088,154)		3,615,448,145

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-0.06%
Invesco Private Government Fund, 2.29%(d)(e)(f)	579,616	579,616

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Discovery Fund

	Shares	Value

Money Market Funds-(continued)
Invesco Private Prime Fund, 2.37%(d)(e)(f)	1,490,292	$1,490,441

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $2,070,057)		2,070,057

TOTAL INVESTMENTS IN SECURITIES-100.15% (Cost $3,013,158,211)		3,617,518,202

OTHER ASSETS LESS LIABILITIES-(0.15)%		(5,457,600)

NET ASSETS-100.00%		$3,612,060,602

Investment Abbreviations:

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2022.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$30,008,519	$676,323,585	$(665,055,629)	$-	$-	$41,276,475	$271,657
Invesco Liquid Assets Portfolio, Institutional Class	21,249,288	481,402,501	(475,039,736)	9,257	(15,665)	27,605,645	184,799
Invesco Treasury Portfolio, Institutional Class	34,295,451	772,941,240	(760,063,576)	-	-	47,173,115	284,182
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	28,847,441	(28,267,825)	-	-	579,616	6,454*
Invesco Private Prime Fund	-	65,375,083	(63,884,985)	-	343	1,490,441	16,265*
Total	$85,553,258	$2,024,889,850	$(1,992,311,751)	$9,257	$(15,322)	$118,125,292	$763,357

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Discovery Fund

Statement of Assets and Liabilities

August 31, 2022

Assets:
Investments in unaffiliated securities, at value (Cost $ 2,895,042,176)*	$3,499,392,910

Investments in affiliated money market funds, at value (Cost $ 118,116,035)	118,125,292

Cash	1,000,000

Receivable for:
Fund shares sold	2,837,300

Dividends	990,088

Investment for trustee deferred compensation and retirement plans	154,593

Other assets	142,650

Total assets	3,622,642,833

Liabilities:
Payable for:
Fund shares reacquired	6,381,517

Collateral upon return of securities loaned	2,070,057

Accrued fees to affiliates	1,771,024

Accrued trustees’ and officers’ fees and benefits	44,279

Accrued other operating expenses	111,991

Trustee deferred compensation and retirement plans	203,363

Total liabilities	10,582,231

Net assets applicable to shares outstanding	$3,612,060,602

Net assets consist of:
Shares of beneficial interest	$3,234,591,371

Distributable earnings	377,469,231

$3,612,060,602

Net Assets:

Class A	$1,425,847,105

Class C	$33,135,406

Class R	$41,444,628

Class Y	$1,532,284,527

Class R5	$1,138,830

Class R6	$578,210,106

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	18,866,780

Class C	889,246

Class R	637,059

Class Y	16,454,746

Class R5	14,890

Class R6	6,008,474

Class A:
Net asset value per share	$75.57

Maximum offering price per share (Net asset value of $75.57 ÷ 94.50%)	$79.97

Class C:
Net asset value and offering price per share	$37.26

Class R:
Net asset value and offering price per share	$65.06

Class Y:
Net asset value and offering price per share	$93.12

Class R5:
Net asset value and offering price per share	$76.48

Class R6:
Net asset value and offering price per share	$96.23

*	At August 31, 2022, security with a value of $1,977,267 was on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Discovery Fund

Statement of Operations

For the year ended August 31, 2022

Investment income:

Dividends	$18,636,354

Dividends from affiliated money market funds (includes securities lending income of $ 81,921)	822,559

Total investment income	19,458,913

Expenses:

Advisory fees	23,977,820

Administrative services fees	566,844

Custodian fees	35,321

Distribution fees:
Class A	4,107,250

Class C	439,585

Class R	262,675

Transfer agent fees – A, C, R and Y	5,525,859

Transfer agent fees – R5	6,138

Transfer agent fees – R6	182,301

Trustees’ and officers’ fees and benefits	62,242

Registration and filing fees	192,200

Professional services fees	75,851

Other	(37,901)

Total expenses	35,396,185

Less: Fees waived and/or expense offset arrangement(s)	(90,907)

Net expenses	35,305,278

Net investment income (loss)	(15,846,365)

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Unaffiliated investment securities	(99,403,500)

Affiliated investment securities	(15,322)

(99,418,822)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(1,093,347,704)

Affiliated investment securities	9,257

(1,093,338,447)

Net realized and unrealized gain (loss)	(1,192,757,269)

Net increase (decrease) in net assets resulting from operations	$(1,208,603,634)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Discovery Fund

Statement of Changes in Net Assets

For the years ended August 31, 2022 and 2021

	2022	2021

Operations:

Net investment income (loss)	$(15,846,365)	$(26,018,781)

Net realized gain (loss)	(99,418,822)	764,554,554

Change in net unrealized appreciation (depreciation)	(1,093,338,447)	528,634,327

Net increase (decrease) in net assets resulting from operations	(1,208,603,634)	1,267,170,100

Distributions to shareholders from distributable earnings:

Class A	(354,060,785)	(197,209,391)

Class C	(15,739,383)	(12,946,163)

Class R	(11,989,177)	(6,999,670)

Class Y	(268,868,549)	(130,395,316)

Class R5	(2,650,365)	(1,378,872)

Class R6	(81,370,610)	(41,357,180)

Total distributions from distributable earnings	(734,678,869)	(390,286,592)

Share transactions-net:

Class A	220,367,991	35,169,447

Class C	6,122,111	(26,700,679)

Class R	4,679,546	(938,936)

Class Y	523,205,689	115,479,042

Class R5	(10,267,213)	(2,926,986)

Class R6	259,920,043	107,263,465

Net increase in net assets resulting from share transactions	1,004,028,167	227,345,353

Net increase (decrease) in net assets	(939,254,336)	1,104,228,861

Net assets:

Beginning of year	4,551,314,938	3,447,086,077

End of year	$3,612,060,602	$4,551,314,938

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Discovery Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Distributions from net realized gains	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income (loss) to average net assets		Portfolio turnover (d)
Class A
Year ended 08/31/22	$124.56	$(0.49)	$(27.15)	$(27.64)	$(21.35)	$ 75.57	(26.13	)%(e)	$1,425,847	1.02	%(e)	1.02	%(e)	(0.54	)%(e)	84%
Year ended 08/31/21	101.13	(0.85)	36.59	35.74	(12.31)	124.56	37.24	(e)	2,090,984	1.01	(e)	1.01	(e)	(0.74	)(e)	61
Year ended 08/31/20	84.02	(0.59)	22.93	22.34	(5.23)	101.13	28.07	(e)	1,656,602	1.05	(e)	1.05	(e)	(0.71	)(e)	76
Eleven months ended 08/31/19	94.78	(0.50)	1.69	1.19	(11.95)	84.02	4.57		1,432,064	1.08	(f)	1.08	(f)	(0.70	)(f)	83
Year ended 09/30/18	81.76	(0.65)	23.33	22.68	(9.66)	94.78	30.77		1,442,859	1.07		1.07		(0.76)		91
Year ended 09/30/17	71.38	(0.53)	13.84	13.31	(2.93)	81.76	19.44	(g)	1,208,643	1.10		1.11		(0.72)		107
Class C
Year ended 08/31/22	73.13	(0.63)	(13.89)	(14.52)	(21.35)	37.26	(26.68)		33,135	1.78		1.78		(1.30)		84
Year ended 08/31/21	64.09	(1.03)	22.38	21.35	(12.31)	73.13	36.20		56,388	1.78		1.78		(1.51)		61
Year ended 08/31/20	55.50	(0.79)	14.61	13.82	(5.23)	64.09	27.08		74,315	1.82		1.82		(1.48)		76
Eleven months ended 08/31/19	67.90	(0.70)	0.25	(0.45)	(11.95)	55.50	3.84		78,075	1.84	(f)	1.84	(f)	(1.47	)(f)	83
Year ended 09/30/18	61.61	(0.94)	16.89	15.95	(9.66)	67.90	29.78		159,027	1.83		1.83		(1.52)		91
Year ended 09/30/17	54.91	(0.83)	10.46	9.63	(2.93)	61.61	18.52	(g)	139,622	1.86		1.86		(1.48)		107
Class R
Year ended 08/31/22	110.57	(0.64)	(23.52)	(24.16)	(21.35)	65.06	(26.31)		41,445	1.28		1.28		(0.80)		84
Year ended 08/31/21	91.16	(1.03)	32.75	31.72	(12.31)	110.57	36.89		64,908	1.28		1.28		(1.01)		61
Year ended 08/31/20	76.43	(0.74)	20.70	19.96	(5.23)	91.16	27.72		53,981	1.32		1.32		(0.98)		76
Eleven months ended 08/31/19	87.70	(0.62)	1.30	0.68	(11.95)	76.43	4.32		53,737	1.33	(f)	1.33	(f)	(0.96	)(f)	83
Year ended 09/30/18	76.52	(0.81)	21.65	20.84	(9.66)	87.70	30.43		54,734	1.33		1.33		(1.02)		91
Year ended 09/30/17	67.17	(0.68)	12.96	12.28	(2.93)	76.52	19.11	(g)	48,470	1.37		1.37		(0.98)		107
Class Y
Year ended 08/31/22	147.99	(0.33)	(33.19)	(33.52)	(21.35)	93.12	(25.94)		1,532,285	0.78		0.78		(0.30)		84
Year ended 08/31/21	117.95	(0.69)	43.04	42.35	(12.31)	147.99	37.56		1,769,717	0.78		0.78		(0.51)		61
Year ended 08/31/20	96.93	(0.46)	26.71	26.25	(5.23)	117.95	28.37		1,316,860	0.82		0.82		(0.48)		76
Eleven months ended 08/31/19	106.92	(0.38)	2.34	1.96	(11.95)	96.93	4.80		882,530	0.84	(f)	0.84	(f)	(0.47	)(f)	83
Year ended 09/30/18	90.84	(0.51)	26.25	25.74	(9.66)	106.92	31.07		791,784	0.84		0.84		(0.53)		91
Year ended 09/30/17	78.81	(0.39)	15.35	14.96	(2.93)	90.84	19.70	(g)	518,827	0.87		0.87		(0.48)		107
Class R5
Year ended 08/31/22	125.62	(0.28)	(27.51)	(27.79)	(21.35)	76.48	(26.01)		1,139	0.71		0.71		(0.23)		84
Year ended 08/31/21	101.62	(0.52)	36.83	36.31	(12.31)	125.62	37.67		15,580	0.72		0.72		(0.45)		61
Year ended 08/31/20	84.11	(0.27)	23.01	22.74	(5.23)	101.62	28.54		15,413	0.68		0.68		(0.34)		76
Period ended 08/31/19(h)	77.56	(0.08)	6.63	6.55	–	84.11	8.44		11	0.71	(f)	0.71	(f)	(0.34	)(f)	83
Class R6
Year ended 08/31/22	152.02	(0.19)	(34.25)	(34.44)	(21.35)	96.23	(25.85)		578,210	0.65		0.65		(0.17)		84
Year ended 08/31/21	120.70	(0.50)	44.13	43.63	(12.31)	152.02	37.78		553,738	0.63		0.63		(0.36)		61
Year ended 08/31/20	98.92	(0.30)	27.31	27.01	(5.23)	120.70	28.58		329,915	0.65		0.65		(0.31)		76
Eleven months ended 08/31/19	108.66	(0.25)	2.46	2.21	(11.95)	98.92	4.96		269,645	0.67	(f)	0.67	(f)	(0.30	)(f)	83
Year ended 09/30/18	92.03	(0.35)	26.64	26.29	(9.66)	108.66	31.29		254,704	0.67		0.67		(0.36)		91
Year ended 09/30/17	79.66	(0.25)	15.55	15.30	(2.93)	92.03	19.92	(g)	153,563	0.68		0.68		(0.30)		107

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Does not include estimated acquired fund fees from underlying funds of 0.00% for the eleven months ended August 31, 2019 and the years ended September 30, 2019, 2018 and 2017, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% for the year ended August 31, 2022 and 0.23% for the years ended August 31, 2021 and 2020.

(f)	Annualized.
(g)	The return does not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.
(h)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Discovery Fund

Notes to Financial Statements

August 31, 2022

NOTE 1–Significant Accounting Policies

Invesco Discovery Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available and unreliable are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used.

15	Invesco Discovery Fund

Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

On September 29, 2021, the Board of Trustees appointed the Adviser to serve as an affiliated securities lending agent for the Fund. Prior to September 29, 2021, the Bank of New York Mellon (the “BNYM”) served as the sole securities lending agent for the Fund under the securities lending program. BNYM also continues to serve as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended August 31, 2022, the Fund paid the Adviser

16	Invesco Discovery Fund

$4,746 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services are included in Dividends from affiliated money market funds on the Statement of Operations.

J.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and    pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate*

First $200 million	0.750%

Next $200 million	0.720%

Next $200 million	0.690%

Next $200 million	0.660%

Next $700 million	0.600%

Next $3.5 billion	0.580%

Over $5 billion	0.550%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended August 31, 2022, the effective advisory fee rate incurred by the Fund was 0.60%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

The Adviser has contractually agreed, through at least June 30, 2023, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

Further, the Adviser has contractually agreed, through at least June 30, 2024, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended August 31, 2022, the Adviser waived advisory fees of $84,119.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C and Class R Plans, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2022, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2022, IDI advised the Fund that IDI retained $69,774 in front-end sales commissions from the sale of Class A shares and $3,583 and $1,603 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

17	Invesco Discovery Fund

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of August 31, 2022, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2022, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $6,788.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2022 and 2021:

	2022	2021

Ordinary income*	$22,727,558	$–

Long-term capital gain	711,951,311	390,286,592

Total distributions	$734,678,869	$390,286,592

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2022

Net unrealized appreciation – investments	$578,194,097

Temporary book/tax differences	(225,680)

Late-Year ordinary loss deferral	(10,641,196)

Post-October capital loss deferral	(189,857,990)

Shares of beneficial interest	3,234,591,371

Total net assets	$3,612,060,602

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

18	Invesco Discovery Fund

The Fund does not have a capital loss carryforward as of August 31, 2022.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2022 was $3,489,674,776 and $3,281,513,355, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$769,787,519

Aggregate unrealized (depreciation) of investments	(191,593,422)

Net unrealized appreciation of investments	$578,194,097

Cost of investments for tax purposes is $3,039,324,105.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, on August 31, 2022, undistributed net investment income (loss) was increased by $5,218,412, undistributed net realized gain (loss) was increased by $92,109 and shares of beneficial interest was decreased by $5,310,521. This reclassification had no effect on the net assets of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	August 31, 2022(a)		August 31, 2021
	Shares	Amount	Shares	Amount

Sold:
Class A	1,208,272	$116,489,369	1,016,233	$114,997,427

Class C	85,337	3,993,568	106,314	7,235,459

Class R	101,434	8,019,432	101,006	10,165,104

Class Y	8,720,576	964,036,930	4,904,387	657,136,247

Class R5	19,628	2,068,656	28,082	3,182,915

Class R6	2,733,589	296,912,306	1,761,534	227,194,038

Issued as reinvestment of dividends:
Class A	3,477,493	341,211,448	1,764,918	190,028,770

Class C	315,765	15,355,670	200,358	12,734,759

Class R	141,026	11,932,191	72,892	6,980,173

Class Y	1,887,533	227,806,408	967,828	123,610,929

Class R5	26,687	2,648,184	12,709	1,377,285

Class R6	633,504	78,934,555	306,916	40,224,371

Automatic conversion of Class C shares to Class A shares:
Class A	53,151	4,874,729	261,568	29,553,220

Class C	(104,647)	(4,874,729)	(441,483)	(29,553,220)

Reacquired:
Class A	(2,659,455)	(242,207,555)	(2,636,187)	(299,409,970)

Class C	(178,287)	(8,352,398)	(253,580)	(17,117,677)

Class R	(192,450)	(15,272,077)	(178,999)	(18,084,213)

Class Y	(6,111,474)	(668,637,649)	(5,079,120)	(665,268,134)

Class R5	(155,453)	(14,984,053)	(68,429)	(7,487,186)

Class R6	(1,001,122)	(115,926,818)	(1,159,227)	(160,154,944)

Net increase in share activity	9,001,107	$1,004,028,167	1,687,720	$227,345,353

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 22% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

19	Invesco Discovery Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Discovery Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Discovery Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the “Fund”) as of August 31, 2022, the related statement of operations for the year ended August 31, 2022, the statement of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2022 and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights

For each of the three years in the period ended August 31, 2022 and the eleven months ended August 31, 2019 for Class A, Class C, Class R, Class Y and Class R6
For each of the three years in the period ended August 31, 2021 and the period May 24, 2019 (commencement date) through August 31, 2019 for Class R5

The financial statements of Oppenheimer Discovery Fund (subsequently renamed Invesco Discovery Fund) as of and for the year ended September 30, 2018 and the financial highlights for each of the periods ended on or prior to September 30, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated November 21, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agent and brokers ; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Houston, Texas
October 21, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

20	Invesco Discovery Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2022 through August 31, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/22)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$871.40	$4.91	$1,019.96	$5.30	1.04%
Class C	1,000.00	867.90	8.47	1,016.13	9.15	1.80
Class R	1,000.00	870.20	6.13	1,018.65	6.61	1.30
Class Y	1,000.00	872.30	3.78	1,021.17	4.08	0.80
Class R5	1,000.00	872.70	3.45	1,021.53	3.72	0.73
Class R6	1,000.00	872.90	3.12	1,021.88	3.36	0.66

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2022 through August 31, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

21	Invesco Discovery Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2022, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Discovery Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2022. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2022 and June 13, 2022, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2022.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the remote and hybrid working environment resulting from the novel coronavirus (“COVID-19”) pandemic and paved the way for a hybrid working framework in a normalized environment as employees return to the office. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled

Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2021 to the performance of funds in the Broadridge performance universe and against the Russell 2000® Growth Index (Index). The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one year period and first quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one, three and five year periods. The Board considered that the Fund was created in connection with Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”) and that the Fund’s performance prior to the closing of the Transaction on May 24, 2019 is that of its predecessor fund. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other

22	Invesco Discovery Fund

performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

    The Board also compared the Fund’s effective advisory fee rate (defined for this purpose as the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2021.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E. Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

    The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

23	Invesco Discovery Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2022:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$711,951,311
Qualified Dividend Income*	58.42%
Corporate Dividends Received Deduction*	58.81%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Short-Term Capital Gain Distributions	$22,727,558

24	Invesco Discovery Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			190	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Discovery Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee and Chair	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	190	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	190	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	190	Insperity, Inc. (formerly known as Administaff) (human resources provider); Member of Regional Board of Directors and Board of Directors, First Financial Bancorp (regional bank)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			190

Formerly:

Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee

Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	190	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2003	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	190	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Discovery Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			190	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury and Director, ON Semiconductor Corporation (semiconductor manufacturing)	190	None
Ann Barnett Stern[2] – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment, Inc. a private philanthropic institution (private philanthropic institution) Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP and Andrews & Kurth LLP	190	Trustee and Board Vice Chair of Holdsworth Center (non-profit); Trustee and Chair of Nomination/Governance Committee, Good Reason Houston, (non-profit); Trustee and Investment Committee member of University of Texas Law School Foundation (non-profit); Board Member of Greater Houston Partnership (non-profit); Advisory Board member, Baker Institute for Public Policy at Rice University (non-profit) Formerly: Director and Audit Committee Member of Federal Reserve Bank of Dallas
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	190	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management, 1994-2007; Trustee and Chair, Weiss Peck and Greer Funds Board, 2004-2005; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management, 1984-1994.	190	Formerly: Trustee and Governance Chair, Oppenheimer Funds, 2014-2019; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America, 2016-2019

[2]	Effective September 14, 2022, Ms. Ann Barnett Stern resigned as a Trustee of the Trust.

T-3	Invesco Discovery Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	2003

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Senior Vice President, Invesco Group Services, Inc.; Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Discovery Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Discovery Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds; and Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets)

Formerly, Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; Associate, Gaston Snow & Ely Bartlett

			N/A	N/A
			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco Discovery Fund

(This page intentionally left blank)

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

     Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-09913 and 333-36074	Invesco Distributors, Inc.	O-DIS-AR-1

Annual Report to Shareholders	August 31, 2022

Invesco Equally-Weighted S&P 500 Fund

Nasdaq:

A: VADAX ∎ C: VADCX ∎ R: VADRX ∎ Y: VADDX ∎ R6: VADFX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

6	Liquidity Risk Management Program

8	Schedule of Investments

16	Financial Statements

19	Financial Highlights

20	Notes to Financial Statements

26	Report of Independent Registered Public Accounting Firm

27	Fund Expenses

28	Approval of Investment Advisory and Sub-Advisory Contracts

31	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2022, Class A shares of Invesco Equally-Weighted S&P 500 Fund (the Fund), at net asset value (NAV), underperformed the S&P 500 Equal Weight Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/21 to 8/31/22, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-8.87%

Class C Shares	-9.56

Class R Shares	-9.08

Class Y Shares	-8.64

Class R6 Shares	-8.54

S&P 500 Index▼ (Broad Market Index)	-11.23

S&P 500 Equal Weight Index▼ (Style-Specific Index)	-8.35

Lipper Multi-Cap Core Funds Index∎ (Peer Group Index)	-13.76

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

The fiscal year began with increasing volatility and the US stock market saw a selloff through most of September due to increasing concerns of inflation resulting from a spike in oil prices and supply chain shortages causing rising costs. Despite the Consumer Price Index (CPI) increasing monthly from June through September 2021,1 the US Federal Reserve (the Fed) declined to raise interest rates at its September 2021 Federal Open Market Committee meeting.

    Equity markets saw continued volatility in the fourth quarter of 2021 amid record inflation and the emergence of a new COVID-19 variant. Pandemic-related supply chain disruption and labor shortages intensified during the quarter, resulting in broadly higher input costs for companies and consumers alike. Additionally, the price of oil rose to nearly $85 per barrel in October, 2 causing higher gas prices for consumers and pushing energy stocks higher. The CPI reported for November increased 0.8%, resulting in a 6.8% increase over the prior 12 months, the highest since 1982.1 To combat inflation, the Fed announced a faster pace of “tapering” at its December meeting, pledging to end its asset purchase program by March 2022. The Fed also announced the potential for three interest rate increases in 2022. With solid corporate earnings and optimism about the COVID-19 Omicron variant reporting milder symptoms, stocks rallied at the 2021 year-end.

    Equity markets declined in the first quarter of 2022 amid volatility sparked by Russia’s invasion of Ukraine, rising commodity prices, rampant global inflation and the Fed’s shift toward tighter monetary policy. Russia’s invasion exacerbated inflationary pressures, disrupting already strained supply chains and increasing shortages of oil, gas and raw materials. The price of oil rose sharply, with crude prices reaching their highest price per barrel since 2008.2 The CPI rose by another 7.9% for the 12 months ended February 2022 reaching a 40 year high.1 To combat inflation, the Fed raised the federal funds rate by a one-quarter percentage point in March.

    As the war in Ukraine continued and corporate earnings in high-profile names, like Netflix, reported slowing growth and profits, the equity markets sold off for much of April 2022. The downward direction of the equity markets continued for much of the second quarter of 2022 amid record inflation, rising interest rates and an increasing likelihood of a US recession. Driven by higher food and energy prices, the CPI rose by yet another 8.6% for the 12 months ended May 2022 reaching a 40 year high.1 Oil prices peaked near $122 per barrel in early June, resulting in skyrocketing gasoline prices; the national average price reached a record high above $5 per gallon in early June.2 To tame inflation, the Fed raised the benchmark federal funds rate three more times, by 0.50% in May, 0.75% in June and another 0.75% in July, which were the largest increases in nearly 30 years.3 US equity markets rose in July and much of August until Fed chairman Jerome Powell’s hawkish comments at Jackson Hole, Wyoming, an economic policy symposium sparked a sharp selloff at month end. Due to declining energy prices, the CPI rose by 8.5% for the 12 months ending July, 1 down slightly from June, but still at multi-decade highs and far above the Fed’s 2% annual inflation target. As a result, the Fed indicated that it would continue taking aggressive action to curb inflation, though such measures could “bring pain to households and businesses.” The remarks deflated investor optimism that the Fed would pause rate hikes in the second half of 2022 and increased the likelihood of a US recession. In this environment, US stocks had negative double-digit returns of -11.23% for the fiscal year ended August 31, 2022, measured by the S&P 500 Index.4

    The Fund generally invests in each common stock represented in the S&P 500 Equal Weight Index, which is an equally-weighted version of the S&P 500 Index. The S&P 500 Index is a stock market index that includes common stocks of 500 companies in proportion to their market capitalization.

    During the fiscal year, on an absolute basis, holdings in the energy, utilities and consumer staples sectors contributed most significantly to the Fund’s return. On an absolute basis, holdings in the consumer discretionary, information technology and health care sectors detracted most significantly from the Fund’s return during the fiscal year.

    Leading contributors to the Fund’s absolute performance for the fiscal year included Occidental Petroleum, Devon Energy and CF Industries. Occidental Petroleum, an energy company, reported strong revenue and earnings as energy prices and the price of oil rose sharply when crude oil hit its highest prices since 2008. Additionally, Occidental Petroleum’s share price received a significant boost in February 2022 as the Russian invasion of Ukraine pushed energy prices even higher. Similarly, Devon Energy, an energy company, benefited from the dynamics of surging oil prices as the company reported strong earnings and free cash flow throughout the fiscal year. CF Industries, a materials company, stock price increased significantly. CF Industries reported strong earnings as the significant increase in the price of fertilizer was further exacerbated by the Russian invasion of Ukraine, causing tighter supply-side dynamics.

    Top detractors from the Fund’s absolute performance for the fiscal year were PayPal and Align Technology. PayPal, an information technology company, dealt with significant headwinds as fourth quarter 2021 earnings fell below analyst expectations and management revised future growth targets downward. Align Technology, a health care company, experienced a significant decline in the stock price as the company cited headwinds of COVID-19, waning consumer confidence and the repercussions of the Russian invasion of Ukraine. Align Technology’s (known for its Invisalign orthodontic product), stock price declined as the company reported quarterly earnings below expectation as the company was hurt by falling demand and by the strength of the US dollar.

    Please note that the Fund’s strategy is principally implemented through equity investments, but the Fund also may use derivative instruments, including S&P 500 futures contracts, to gain exposure to the equity market. During the fiscal year, the Fund invested in S&P 500 futures contracts, which generated a positive return and added to the Fund’s absolute performance. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify

2	Invesco Equally-Weighted S&P 500 Fund

traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your investment in Invesco Equally-Weighted S&P 500 Fund.

1	Source: US Bureau of Labor Statistics

2	Source: Bloomberg LP

3	Source: US Federal Reserve

4	Source: Lipper Inc.

Portfolio manager(s):

Pratik Doshi

Peter Hubbard

Michael Jeanette

Tony Seisser

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Equally-Weighted S&P 500 Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/12

1	Source: RIMES Technologies Corp.
2	Source: Lipper Inc.

*Includes the effect of the Adviser pay-in for an economic loss as a result of a delay in rebalancing to the index that occurred on April 24, 2020.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Equally-Weighted S&P 500 Fund

Average Annual Total Returns
As of 8/31/22, including maximum applicable sales charges

Class A Shares
Inception (7/28/97)	8.71%
10 Years	11.59
5 Years	8.97
1 Year	-13.87

Class C Shares
Inception (7/28/97)	8.69%
10 Years	11.56
5 Years	9.42
1 Year	-10.39

Class R Shares
Inception (3/31/08)	9.85%
10 Years	11.94
5 Years	9.94
1 Year	-9.08

Class Y Shares
Inception (7/28/97)	9.22%
10 Years	12.50
5 Years	10.48
1 Year	-8.64

Class R6 Shares
10 Years	12.62%
5 Years	10.61
1 Year	-8.54

Returns above include the effect of the Adviser pay-in for an economic loss as a result of a delay in rebalancing to the index that occurred on April 24, 2020. Had the pay-in not been made, the total return would have been lower.

Effective June 1, 2010, Class A, Class C, Class R, Class W and Class I shares of the predecessor fund, Morgan Stanley Equally-Weighted S&P 500 Fund, advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class A, Class C, Class R, Class A and Class Y shares, respectively, of Invesco Equally-Weighted S&P 500 Fund. Returns shown above, prior to June 1, 2010, for Class A, Class C, Class R and Class Y shares are those for Class A, Class C and Class R and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of the Fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Equally-Weighted S&P 500 Fund

Supplemental Information

Invesco Equally-Weighted S&P 500 Fund’s investment objective is total return through growth of capital and current income.

∎	Unless otherwise stated, information presented in this report is as of August 31, 2022, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The S&P 500® Equal Weight Index is the equally-weighted version of the S&P 500® Index, which is considered representative of the US stock market.
∎	The Lipper Multi-Cap Core Funds Index is an unmanaged index considered representative of multi-cap core funds tracked by Lipper.
∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 21-23, 2022, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2021, through December 31, 2021 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus pandemic on the Fund and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.
The Report stated, in relevant part, that during the Program Reporting Period:
∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Equally-Weighted S&P 500 Fund

Fund Information

Portfolio Composition

By sector		% of total net assets

Information Technology		15.37%

Industrials		14.35

Financials		13.39

Health Care		12.54

Consumer Discretionary		11.59

Consumer Staples		6.71

Real Estate		6.19

Utilities		5.96

Materials		5.24

Communication Services		4.34

Energy		3.72

Money Market Funds Plus Other Assets Less Liabilities		0.60

Top 10 Equity Holdings*

		% of total net assets

1.	Enphase Energy, Inc.	0.29%

2.	EPAM Systems, Inc.	0.28

3.	Etsy, Inc.	0.28

4.	Constellation Energy Corp.	0.27

5.	Cardinal Health, Inc.	0.26

6.	Arista Networks, Inc.	0.25

7.	Boeing Co. (The)	0.25

8.	AES Corp. (The)	0.25

9.	Netflix, Inc.	0.25

10.	Broadridge Financial Solutions, Inc.	0.24

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of August 31, 2022.

7	Invesco Equally-Weighted S&P 500 Fund

Schedule of Investments(a)

August 31, 2022

	Shares	Value
Common Stocks & Other Equity Interests–99.40%
Advertising–0.38%

Interpublic Group of Cos., Inc. (The)	432,689	$ 11,959,524

Omnicom Group, Inc.	184,238	12,325,522

		24,285,046

Aerospace & Defense–2.05%

Boeing Co. (The)(b)	98,633	15,805,938

General Dynamics Corp.	55,764	12,766,053

Howmet Aerospace, Inc.	368,639	13,060,880

Huntington Ingalls Industries, Inc.	59,090	13,606,063

L3Harris Technologies, Inc.	52,100	11,888,699

Lockheed Martin Corp.	29,118	12,232,763

Northrop Grumman Corp.	27,007	12,909,076

Raytheon Technologies Corp.	131,180	11,773,405

Textron, Inc.	199,020	12,414,868

TransDigm Group, Inc.	21,555	12,941,406

		129,399,151

Agricultural & Farm Machinery–0.22%

Deere & Co.	37,366	13,647,932

Agricultural Products–0.21%

Archer-Daniels-Midland Co.	147,925	13,001,128

Air Freight & Logistics–0.85%

C.H. Robinson Worldwide, Inc.	123,134	14,055,746

Expeditors International of Washington, Inc.	127,222	13,089,871

FedEx Corp.	60,581	12,771,081

United Parcel Service, Inc., Class B	72,386	14,079,801

		53,996,499

Airlines–0.90%

Alaska Air Group, Inc.(b)(c)	284,689	12,401,053

American Airlines Group, Inc.(b)(c)	851,553	11,061,674

Delta Air Lines, Inc.(b)	356,673	11,081,830

Southwest Airlines Co.(b)	312,066	11,452,822

United Airlines Holdings, Inc.(b)	304,333	10,654,698

		56,652,077

Alternative Carriers–0.18%

Lumen Technologies, Inc.(c)	1,111,477	11,070,311

Apparel Retail–0.43%

Ross Stores, Inc.	162,259	13,998,084

TJX Cos., Inc. (The)	212,419	13,244,325

		27,242,409

Apparel, Accessories & Luxury Goods–0.74%

PVH Corp.	190,892	10,737,675

Ralph Lauren Corp.(c)	125,527	11,464,381

Tapestry, Inc.	383,069	13,303,986

VF Corp.	264,827	10,977,079

		46,483,121

Application Software–2.76%

Adobe, Inc.(b)	31,806	11,877,633

ANSYS, Inc.(b)	51,790	12,859,457

	Shares	Value
Application Software–(continued)

Autodesk, Inc.(b)	66,957	$ 13,507,905

Cadence Design Systems, Inc.(b)	84,008	14,598,070

Ceridian HCM Holding, Inc.(b)	239,235	14,267,976

Citrix Systems, Inc.	127,899	13,144,180

Intuit, Inc.	32,859	14,187,859

Paycom Software, Inc.(b)	42,550	14,943,560

PTC, Inc.(b)	114,825	13,192,244

Roper Technologies, Inc.	32,062	12,907,520

salesforce.com, inc.(b)	70,195	10,958,843

Synopsys, Inc.(b)	41,018	14,193,048

Tyler Technologies, Inc.(b)(c)	37,113	13,787,851

		174,426,146

Asset Management & Custody Banks–1.62%

Ameriprise Financial, Inc.	49,791	13,344,486

Bank of New York Mellon Corp. (The)	292,740	12,157,492

BlackRock, Inc.	20,280	13,514,389

Franklin Resources, Inc.(c)	510,031	13,296,508

Invesco Ltd.(c)(d)	724,904	11,939,169

Northern Trust Corp.	123,497	11,743,330

State Street Corp.	192,033	13,125,456

T. Rowe Price Group, Inc.(c)	109,067	13,088,040

		102,208,870

Auto Parts & Equipment–0.38%

Aptiv PLC(b)	123,632	11,550,938

BorgWarner, Inc.	334,036	12,593,157

		24,144,095

Automobile Manufacturers–0.69%

Ford Motor Co.	982,458	14,972,660

General Motors Co.(e)	357,794	13,671,309

Tesla, Inc.(b)	53,940	14,866,403

		43,510,372

Automotive Retail–0.80%

Advance Auto Parts, Inc.	69,812	11,773,096

AutoZone, Inc.(b)	6,067	12,857,247

CarMax, Inc.(b)(c)	130,442	11,536,290

O’Reilly Automotive, Inc.(b)	20,622	14,376,009

		50,542,642

Biotechnology–1.61%

AbbVie, Inc.	87,474	11,761,754

Amgen, Inc.	52,191	12,541,497

Biogen, Inc.(b)	63,425	12,391,977

Gilead Sciences, Inc.	206,229	13,089,355

Incyte Corp.(b)	177,931	12,531,680

Moderna, Inc.(b)	98,539	13,033,754

Regeneron Pharmaceuticals, Inc.(b)	21,906	12,728,700

Vertex Pharmaceuticals, Inc.(b)	49,146	13,847,377

		101,926,094

Brewers–0.20%

Molson Coors Beverage Co., Class B	239,326	12,365,974

Broadcasting–0.37%

Fox Corp., Class A	270,823	9,256,730

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Equally-Weighted S&P 500 Fund

	Shares	Value
Broadcasting–(continued)

Fox Corp., Class B	125,021	$ 3,953,164

Paramount Global, Class B(c)	445,936	10,430,443

		23,640,337

Building Products–1.39%

A.O. Smith Corp.	215,748	12,178,974

Allegion PLC	116,937	11,120,709

Carrier Global Corp.	335,467	13,123,469

Fortune Brands Home & Security, Inc.	192,152	11,803,897

Johnson Controls International PLC	241,263	13,061,979

Masco Corp.	228,917	11,645,008

Trane Technologies PLC	96,201	14,821,688

		87,755,724

Cable & Satellite–0.52%

Charter Communications, Inc., Class A(b)	26,417	10,900,447

Comcast Corp., Class A	300,897	10,889,462

DISH Network Corp., Class A(b)(c)	623,822	10,823,312

		32,613,221

Casinos & Gaming–1.00%

Caesars Entertainment, Inc.(b)	275,304	11,871,108

Las Vegas Sands Corp.(b)	373,920	14,070,610

MGM Resorts International	394,158	12,865,317

PENN Entertainment, Inc.(b)(c)	389,258	12,156,527

Wynn Resorts Ltd.(b)(c)	201,098	12,184,528

		63,148,090

Commodity Chemicals–0.32%

Dow, Inc.	202,462	10,325,562

LyondellBasell Industries N.V., Class A	122,125	10,136,375

		20,461,937

Communications Equipment–1.08%

Arista Networks, Inc.(b)	131,912	15,813,610

Cisco Systems, Inc.	288,029	12,880,657

F5, Inc.(b)	79,963	12,558,989

Juniper Networks, Inc.	434,792	12,356,789

Motorola Solutions, Inc.	59,863	14,571,253

		68,181,298

Computer & Electronics Retail–0.19%

Best Buy Co., Inc.(c)	172,539	12,196,782

Construction & Engineering–0.22%

Quanta Services, Inc.	98,944	13,980,787

Construction Machinery & Heavy Trucks–0.77%

Caterpillar, Inc.	58,213	10,752,523

Cummins, Inc.	60,955	13,127,878

PACCAR, Inc.	147,196	12,881,122

Wabtec Corp.	138,796	12,165,470

		48,926,993

Construction Materials–0.43%

Martin Marietta Materials, Inc.	38,932	13,537,046

Vulcan Materials Co.	80,117	13,338,679

		26,875,725

Consumer Electronics–0.18%

Garmin Ltd.	125,351	11,092,310

	Shares	Value
Consumer Finance–0.79%

American Express Co.	81,119	$ 12,330,088

Capital One Financial Corp.	111,266	11,774,168

Discover Financial Services	127,637	12,826,242

Synchrony Financial	397,536	13,019,304

		49,949,802

Copper–0.15%

Freeport-McMoRan, Inc.	311,523	9,221,081

Data Processing & Outsourced Services–2.29%

Automatic Data Processing, Inc.	59,192	14,467,117

Broadridge Financial Solutions, Inc.	89,416	15,305,337

Fidelity National Information Services, Inc.	128,081	11,702,761

Fiserv, Inc.(b)	132,779	13,435,907

FleetCor Technologies, Inc.(b)	52,813	11,224,347

Global Payments, Inc.	106,662	13,250,620

Jack Henry & Associates, Inc.	69,417	13,341,947

Mastercard, Inc., Class A	37,420	12,137,925

Paychex, Inc.	103,841	12,807,749

PayPal Holdings, Inc.(b)	157,961	14,759,876

Visa, Inc., Class A(c)	62,786	12,476,206

		144,909,792

Distillers & Vintners–0.41%

Brown-Forman Corp., Class B	183,000	13,304,100

Constellation Brands, Inc., Class A	52,391	12,890,806

		26,194,906

Distributors–0.62%

Genuine Parts Co.	92,153	14,376,790

LKQ Corp.	252,802	13,454,122

Pool Corp.	32,533	11,034,868

		38,865,780

Diversified Banks–0.99%

Bank of America Corp.	377,641	12,692,514

Citigroup, Inc.	262,552	12,815,163

JPMorgan Chase & Co.	104,779	11,916,516

U.S. Bancorp	257,108	11,726,696

Wells Fargo & Co.	312,533	13,660,817

		62,811,706

Diversified Support Services–0.43%

Cintas Corp.	33,425	13,598,627

Copart, Inc.(b)	115,663	13,839,078

		27,437,705

Drug Retail–0.17%

Walgreens Boots Alliance, Inc.	301,549	10,572,308

Electric Utilities–3.29%

Alliant Energy Corp.	211,166	12,889,573

American Electric Power Co., Inc.	127,482	12,773,697

Constellation Energy Corp.	209,506	17,093,595

Duke Energy Corp.	116,232	12,426,363

Edison International	187,016	12,674,074

Entergy Corp.(c)	108,051	12,458,280

Evergy, Inc.	187,661	12,860,408

Eversource Energy	142,296	12,762,528

Exelon Corp.	272,253	11,954,629

FirstEnergy Corp.	308,531	12,202,401

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Equally-Weighted S&P 500 Fund

	Shares	Value
Electric Utilities–(continued)

NextEra Energy, Inc.	165,017	$ 14,036,346

NRG Energy, Inc.	284,625	11,749,320

Pinnacle West Capital Corp.	169,895	12,801,588

PPL Corp.	442,158	12,857,955

Southern Co. (The)	173,639	13,382,358

Xcel Energy, Inc.	176,403	13,097,923

		208,021,038

Electrical Components & Equipment–0.98%

AMETEK, Inc.	108,491	13,036,279

Eaton Corp. PLC	91,413	12,490,672

Emerson Electric Co.	143,882	11,760,915

Generac Holdings, Inc.(b)(c)	47,902	10,558,080

Rockwell Automation, Inc.	60,010	14,218,769

		62,064,715

Electronic Components–0.42%

Amphenol Corp., Class A	185,438	13,635,256

Corning, Inc.	376,393	12,917,808

		26,553,064

Electronic Equipment & Instruments–0.82%

Keysight Technologies, Inc.(b)	89,136	14,608,499

Teledyne Technologies, Inc.(b)	32,914	12,124,201

Trimble, Inc.(b)	200,358	12,672,643

Zebra Technologies Corp., Class A(b)	41,023	12,374,178

		51,779,521

Electronic Manufacturing Services–0.20%

TE Connectivity Ltd. (Switzerland)	101,526	12,813,596

Environmental & Facilities Services–0.64%

Republic Services, Inc.	98,992	14,128,138

Rollins, Inc.	369,074	12,459,938

Waste Management, Inc.	82,731	13,984,021

		40,572,097

Fertilizers & Agricultural Chemicals–0.83%

CF Industries Holdings, Inc.	142,800	14,774,088

Corteva, Inc.	216,046	13,271,706

FMC Corp.	111,148	12,012,876

Mosaic Co. (The)(e)	234,752	12,646,090

		52,704,760

Financial Exchanges & Data–1.90%

Cboe Global Markets, Inc.	114,115	13,462,146

CME Group, Inc., Class A	62,663	12,257,509

FactSet Research Systems, Inc.	34,514	14,956,297

Intercontinental Exchange, Inc.	128,108	12,919,692

MarketAxess Holdings, Inc.	45,735	11,369,264

Moody’s Corp.	45,845	13,043,819

MSCI, Inc.	30,549	13,723,833

Nasdaq, Inc.	250,209	14,894,942

S&P Global, Inc.	37,644	13,257,464

		119,884,966

Food Distributors–0.20%

Sysco Corp.	152,928	12,573,740

Food Retail–0.19%

Kroger Co. (The)	245,182	11,754,025

	Shares	Value
Footwear–0.18%

NIKE, Inc., Class B	109,181	$ 11,622,317

Gas Utilities–0.20%

Atmos Energy Corp.	111,873	12,684,161

General Merchandise Stores–0.59%

Dollar General Corp.	53,678	12,744,231

Dollar Tree, Inc.(b)(c)	80,297	10,894,697

Target Corp.	83,693	13,419,335

		37,058,263

Gold–0.12%

Newmont Corp.	187,380	7,750,037

Health Care Distributors–0.87%

AmerisourceBergen Corp.	86,718	12,709,390

Cardinal Health, Inc.	234,312	16,570,545

Henry Schein, Inc.(b)	153,830	11,292,660

McKesson Corp.	39,977	14,671,559

		55,244,154

Health Care Equipment–3.08%

Abbott Laboratories	114,260	11,728,789

ABIOMED, Inc.(b)	50,019	12,968,926

Baxter International, Inc.	171,313	9,843,645

Becton, Dickinson and Co.	50,240	12,681,581

Boston Scientific Corp.(b)	336,459	13,562,662

DexCom, Inc.(b)	170,514	14,017,956

Edwards Lifesciences Corp.(b)	134,692	12,135,749

Hologic, Inc.(b)	174,632	11,798,138

IDEXX Laboratories, Inc.(b)	36,216	12,589,406

Intuitive Surgical, Inc.(b)	61,024	12,555,078

Medtronic PLC	135,069	11,875,267

ResMed, Inc.	60,076	13,211,914

STERIS PLC	56,709	11,420,058

Stryker Corp.	57,885	11,878,002

Teleflex, Inc.	46,797	10,588,289

Zimmer Biomet Holdings, Inc.	110,482	11,746,446

		194,601,906

Health Care Facilities–0.37%

HCA Healthcare, Inc.	63,676	12,599,570

Universal Health Services, Inc., Class B	109,162	10,680,410

		23,279,980

Health Care REITs–0.57%

Healthpeak Properties, Inc.	488,738	12,829,372

Ventas, Inc.	238,007	11,391,015

Welltower, Inc.	152,630	11,699,090

		35,919,477

Health Care Services–1.00%

Cigna Corp.	49,454	14,017,736

CVS Health Corp.	134,446	13,195,875

DaVita, Inc.(b)(c)	134,461	11,468,179

Laboratory Corp. of America Holdings	55,779	12,565,335

Quest Diagnostics, Inc.	95,438	11,959,336

		63,206,461

Health Care Supplies–0.53%

Align Technology, Inc.(b)	48,730	11,875,501

Cooper Cos., Inc. (The)	37,690	10,833,614

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Equally-Weighted S&P 500 Fund

	Shares	Value
Health Care Supplies–(continued)

DENTSPLY SIRONA, Inc.	327,743	$ 10,740,138

		33,449,253

Home Furnishings–0.17%

Mohawk Industries, Inc.(b)	94,968	10,480,668

Home Improvement Retail–0.40%

Home Depot, Inc. (The)	43,308	12,490,893

Lowe’s Cos., Inc.	67,226	13,051,256

		25,542,149

Homebuilding–0.80%

D.R. Horton, Inc.	177,956	12,661,569

Lennar Corp., Class A(c)	168,252	13,031,118

NVR, Inc.(b)	3,001	12,424,320

PulteGroup, Inc.	298,247	12,126,723

		50,243,730

Hotel & Resort REITs–0.19%

Host Hotels & Resorts, Inc.	672,014	11,941,689

Hotels, Resorts & Cruise Lines–1.29%

Booking Holdings, Inc.(b)	5,951	11,162,945

Carnival Corp.(b)(c)	1,133,606	10,723,913

Expedia Group, Inc.(b)	108,774	11,165,651

Hilton Worldwide Holdings, Inc.	98,269	12,515,540

Marriott International, Inc., Class A	78,353	12,045,990

Norwegian Cruise Line Holdings Ltd.(b)(c)	951,850	12,450,198

Royal Caribbean Cruises Ltd.(b)(c)	273,800	11,184,730

		81,248,967

Household Appliances–0.19%

Whirlpool Corp.(c)	76,217	11,935,582

Household Products–1.00%

Church & Dwight Co., Inc.	145,824	12,206,927

Clorox Co. (The)(c)	95,548	13,791,398

Colgate-Palmolive Co.	163,465	12,784,598

Kimberly-Clark Corp.	98,046	12,502,826

Procter & Gamble Co. (The)	88,245	12,172,515

		63,458,264

Housewares & Specialties–0.19%

Newell Brands, Inc.	654,459	11,682,093

Human Resource & Employment Services–0.18%

Robert Half International, Inc.	148,065	11,396,563

Hypermarkets & Super Centers–0.44%

Costco Wholesale Corp.	27,037	14,116,018

Walmart, Inc.	102,928	13,643,106

		27,759,124

Independent Power Producers & Energy Traders–0.24%

AES Corp. (The)	605,430	15,408,194

Industrial Conglomerates–0.59%

3M Co.(c)	91,002	11,316,099

General Electric Co.	175,857	12,914,938

Honeywell International, Inc.	67,245	12,732,841

		36,963,878

	Shares	Value
Industrial Gases–0.38%

Air Products and Chemicals, Inc.	50,469	$ 12,740,899

Linde PLC (United Kingdom)	40,292	11,396,995

		24,137,894

Industrial Machinery–2.41%

Dover Corp.	97,549	12,189,723

Fortive Corp.	211,737	13,409,304

IDEX Corp.	67,608	13,603,406

Illinois Tool Works, Inc.	63,659	12,402,683

Ingersoll Rand, Inc.	269,732	12,777,205

Nordson Corp.	60,327	13,704,484

Otis Worldwide Corp.	170,915	12,343,481

Parker-Hannifin Corp.	47,518	12,592,270

Pentair PLC	261,674	11,644,493

Snap-on, Inc.	59,831	13,034,782

Stanley Black & Decker, Inc.	113,917	10,036,088

Xylem, Inc.	156,306	14,239,477

		151,977,396

Industrial REITs–0.45%

Duke Realty Corp.	251,634	14,808,661

Prologis, Inc.	106,843	13,303,022

		28,111,683

Insurance Brokers–1.10%

Aon PLC, Class A	49,386	13,791,534

Arthur J. Gallagher & Co.	81,871	14,865,317

Brown & Brown, Inc.	224,688	14,164,332

Marsh & McLennan Cos., Inc.	83,487	13,472,297

Willis Towers Watson PLC	62,789	12,986,649

		69,280,129

Integrated Oil & Gas–0.59%

Chevron Corp.	71,416	11,288,013

Exxon Mobil Corp.	124,689	11,919,021

Occidental Petroleum Corp.	196,123	13,924,733

		37,131,767

Integrated Telecommunication Services–0.33%

AT&T, Inc.	605,430	10,619,242

Verizon Communications, Inc.	246,485	10,305,538

		20,924,780

Interactive Home Entertainment–0.58%

Activision Blizzard, Inc.	163,786	12,855,563

Electronic Arts, Inc.	93,873	11,909,668

Take-Two Interactive Software, Inc.(b)	97,900	11,998,624

		36,763,855

Interactive Media & Services–0.72%

Alphabet, Inc., Class A(b)	58,520	6,333,034

Alphabet, Inc., Class C(b)	54,040	5,898,466

Match Group, Inc.(b)	163,359	9,234,684

Meta Platforms, Inc., Class A(b)	71,347	11,624,567

Twitter, Inc.(b)	321,353	12,452,429

		45,543,180

Internet & Direct Marketing Retail–0.70%

Amazon.com, Inc.(b)	114,240	14,482,205

eBay, Inc.	282,889	12,483,892

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Equally-Weighted S&P 500 Fund

	Shares	Value
Internet & Direct Marketing Retail–(continued)

Etsy, Inc.(b)(c)	165,168	$ 17,443,392

		44,409,489

Internet Services & Infrastructure–0.40%

Akamai Technologies, Inc.(b)	128,554	11,605,855

VeriSign, Inc.(b)	74,077	13,498,311

		25,104,166

Investment Banking & Brokerage–0.91%

Charles Schwab Corp. (The)	201,323	14,283,867

Goldman Sachs Group, Inc. (The)	43,642	14,518,384

Morgan Stanley	161,839	13,791,919

Raymond James Financial, Inc.	140,194	14,632,048

		57,226,218

IT Consulting & Other Services–1.22%

Accenture PLC, Class A	43,797	12,633,683

Cognizant Technology Solutions Corp., Class A	179,178	11,318,674

DXC Technology Co.(b)	382,600	9,480,828

EPAM Systems, Inc.(b)	41,274	17,603,361

Gartner, Inc.(b)	50,583	14,432,341

International Business Machines Corp.	91,977	11,814,446

		77,283,333

Leisure Products–0.18%

Hasbro, Inc.	147,507	11,626,502

Life & Health Insurance–1.22%

Aflac, Inc.	225,173	13,379,780

Globe Life, Inc.	136,423	13,258,951

Lincoln National Corp.	245,038	11,286,450

MetLife, Inc.	197,358	12,696,040

Principal Financial Group, Inc.	188,849	14,118,351

Prudential Financial, Inc.	127,313	12,190,220

		76,929,792

Life Sciences Tools & Services–2.37%

Agilent Technologies, Inc.	103,893	13,324,277

Bio-Rad Laboratories, Inc., Class A(b)	24,740	11,999,890

Bio-Techne Corp.	37,442	12,423,630

Charles River Laboratories International, Inc.(b)	57,068	11,713,207

Danaher Corp.	49,811	13,444,487

Illumina, Inc.(b)	61,346	12,369,807

IQVIA Holdings, Inc.(b)	60,406	12,845,940

Mettler-Toledo International, Inc.(b)	10,435	12,652,020

PerkinElmer, Inc.	88,276	11,922,557

Thermo Fisher Scientific, Inc.	23,774	12,964,438

Waters Corp.(b)	37,992	11,344,411

West Pharmaceutical Services, Inc.	42,678	12,662,136

		149,666,800

Managed Health Care–1.09%

Centene Corp.(b)	157,544	14,137,998

Elevance Health, Inc.	25,943	12,585,209

Humana, Inc.	28,200	13,586,196

Molina Healthcare, Inc.(b)	45,317	15,288,596

UnitedHealth Group, Inc.	25,848	13,423,642

		69,021,641

	Shares	Value
Metal & Glass Containers–0.16%

Ball Corp.	182,919	$ 10,208,709

Movies & Entertainment–0.84%

Live Nation Entertainment, Inc.(b)(c)	135,699	12,261,762

Netflix, Inc.(b)	68,473	15,307,824

Walt Disney Co. (The)(b)	126,019	14,124,209

Warner Bros Discovery, Inc.(b)	842,958	11,160,764

		52,854,559

Multi-line Insurance–0.56%

American International Group, Inc.	234,444	12,132,477

Assurant, Inc.	72,032	11,416,352

Hartford Financial Services Group, Inc. (The)	183,456	11,798,055

		35,346,884

Multi-Sector Holdings–0.19%

Berkshire Hathaway, Inc., Class B(b)	42,941	12,057,833

Multi-Utilities–2.03%

Ameren Corp.	140,367	13,000,792

CenterPoint Energy, Inc.	415,881	13,112,728

CMS Energy Corp.	185,000	12,494,900

Consolidated Edison, Inc.	131,648	12,867,275

Dominion Energy, Inc.	157,941	12,919,574

DTE Energy Co.	98,246	12,805,384

NiSource, Inc.	416,850	12,301,243

Public Service Enterprise Group, Inc.	191,329	12,313,934

Sempra Energy	80,993	13,361,415

WEC Energy Group, Inc.	126,134	13,009,461

		128,186,706

Office REITs–0.54%

Alexandria Real Estate Equities, Inc.(c)	85,627	13,135,182

Boston Properties, Inc.	129,244	10,265,851

Vornado Realty Trust(c)	400,458	10,500,008

		33,901,041

Oil & Gas Equipment & Services–0.45%

Baker Hughes Co., Class A	355,559	8,981,420

Halliburton Co.	309,369	9,321,288

Schlumberger N.V.	265,333	10,122,454

		28,425,162

Oil & Gas Exploration & Production–1.59%

APA Corp.	256,635	10,036,995

ConocoPhillips	107,219	11,735,119

Coterra Energy, Inc.	365,093	11,285,025

Devon Energy Corp.	169,137	11,944,455

Diamondback Energy, Inc.	80,561	10,737,170

EOG Resources, Inc.	86,988	10,551,644

Hess Corp.(c)	98,077	11,845,740

Marathon Oil Corp.	413,547	10,582,668

Pioneer Natural Resources Co.	46,245	11,710,159

		100,428,975

Oil & Gas Refining & Marketing–0.52%

Marathon Petroleum Corp.	115,621	11,648,816

Phillips 66	117,828	10,540,893

Valero Energy Corp.	89,149	10,441,131

		32,630,840

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Equally-Weighted S&P 500 Fund

	Shares	Value
Oil & Gas Storage & Transportation–0.57%

Kinder Morgan, Inc.	658,242	$ 12,058,993

ONEOK, Inc.	193,487	11,847,209

Williams Cos., Inc. (The)	359,024	12,217,587

		36,123,789

Packaged Foods & Meats–2.50%

Campbell Soup Co.	266,915	13,447,178

Conagra Brands, Inc.	384,598	13,222,479

General Mills, Inc.	183,188	14,068,838

Hershey Co. (The)	58,713	13,191,050

Hormel Foods Corp.	273,263	13,739,664

JM Smucker Co. (The)	97,549	13,655,885

Kellogg Co.	180,028	13,095,237

Kraft Heinz Co. (The)	334,482	12,509,627

Lamb Weston Holdings, Inc.	188,140	14,962,774

McCormick & Co., Inc.(c)	142,377	11,969,634

Mondelez International, Inc., Class A	206,025	12,744,706

Tyson Foods, Inc., Class A	148,875	11,222,197

		157,829,269

Paper Packaging–1.12%

Amcor PLC	981,688	11,790,073

Avery Dennison Corp.	74,168	13,618,728

International Paper Co.	278,363	11,585,468

Packaging Corp. of America	82,683	11,320,956

Sealed Air Corp.	209,051	11,249,034

WestRock Co.	277,623	11,268,718

		70,832,977

Personal Products–0.20%

Estee Lauder Cos., Inc. (The), Class A	50,210	12,772,420

Pharmaceuticals–1.62%

Bristol-Myers Squibb Co.	166,817	11,245,134

Catalent, Inc.(b)(c)	117,431	10,333,928

Eli Lilly and Co.	42,174	12,704,074

Johnson & Johnson	72,596	11,712,639

Merck & Co., Inc.	143,684	12,264,866

Organon & Co.	353,253	10,078,308

Pfizer, Inc.	250,677	11,338,121

Viatris, Inc.	1,118,424	10,680,949

Zoetis, Inc.	77,568	12,141,719

		102,499,738

Property & Casualty Insurance–1.31%

Allstate Corp. (The)	100,540	12,115,070

Chubb Ltd.	62,116	11,743,030

Cincinnati Financial Corp.	104,473	10,129,702

Loews Corp.	207,596	11,482,135

Progressive Corp. (The)	110,306	13,529,031

Travelers Cos., Inc. (The)	73,989	11,959,582

W.R. Berkley Corp.	183,509	11,891,383

		82,849,933

Publishing–0.20%

News Corp., Class A	575,211	9,732,570

News Corp., Class B	178,174	3,071,720

		12,804,290

Railroads–0.63%

CSX Corp.	413,411	13,084,458

	Shares	Value
Railroads–(continued)

Norfolk Southern Corp.	54,615	$ 13,278,545

Union Pacific Corp.	59,333	13,320,852

		39,683,855

Real Estate Services–0.21%

CBRE Group, Inc., Class A(b)	170,775	13,484,394

Regional Banks–2.61%

Citizens Financial Group, Inc.	342,344	12,557,178

Comerica, Inc.	166,463	13,366,979

Fifth Third Bancorp	351,075	11,989,211

First Republic Bank	88,544	13,443,635

Huntington Bancshares, Inc.	1,006,132	13,482,169

KeyCorp	704,915	12,469,946

M&T Bank Corp.	75,533	13,730,389

PNC Financial Services Group, Inc. (The)(c)	79,116	12,500,328

Regions Financial Corp.	621,963	13,477,938

Signature Bank	62,128	10,832,638

SVB Financial Group(b)	28,284	11,498,012

Truist Financial Corp.	272,608	12,768,959

Zions Bancorporation N.A.	237,287	13,057,904

		165,175,286

Reinsurance–0.19%

Everest Re Group Ltd.	45,042	12,118,550

Research & Consulting Services–1.04%

Equifax, Inc.	68,319	12,895,211

Jacobs Solutions, Inc.	97,089	12,095,348

Leidos Holdings, Inc.	124,368	11,821,179

Nielsen Holdings PLC	513,375	14,292,360

Verisk Analytics, Inc.	76,333	14,286,484

		65,390,582

Residential REITs–1.19%

AvalonBay Communities, Inc.	64,423	12,943,225

Camden Property Trust	94,048	12,086,108

Equity Residential	173,375	12,687,583

Essex Property Trust, Inc.	46,238	12,255,844

Mid-America Apartment Communities, Inc.	74,491	12,340,924

UDR, Inc.	279,855	12,557,094

		74,870,778

Restaurants–1.26%

Chipotle Mexican Grill, Inc.(b)	9,511	15,187,165

Darden Restaurants, Inc.(c)	104,439	12,920,149

Domino’s Pizza, Inc.	32,921	12,242,003

McDonald’s Corp.	52,769	13,312,563

Starbucks Corp.	165,539	13,916,864

Yum! Brands, Inc.	109,487	12,179,334

		79,758,078

Retail REITs–1.00%

Federal Realty Investment Trust	122,867	12,442,741

Kimco Realty Corp.	606,603	12,787,191

Realty Income Corp.	189,909	12,966,987

Regency Centers Corp.	205,417	12,497,570

Simon Property Group, Inc.	123,704	12,615,334

		63,309,823

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Equally-Weighted S&P 500 Fund

	Shares	Value
Semiconductor Equipment–1.23%

Applied Materials, Inc.	122,952	$ 11,566,095

Enphase Energy, Inc.(b)	63,848	18,288,620

KLA Corp.	37,543	12,919,673

Lam Research Corp.	26,404	11,562,576

SolarEdge Technologies, Inc.(b)	44,051	12,156,754

Teradyne, Inc.	129,177	10,933,541

		77,427,259

Semiconductors–2.67%

Advanced Micro Devices, Inc.(b)	132,106	11,211,836

Analog Devices, Inc.	79,826	12,096,034

Broadcom, Inc.	23,142	11,550,404

Intel Corp.	319,713	10,205,239

Microchip Technology, Inc.(c)	195,266	12,741,107

Micron Technology, Inc.	200,038	11,308,148

Monolithic Power Systems, Inc.	29,570	13,400,533

NVIDIA Corp.	73,798	11,139,070

NXP Semiconductors N.V. (China)	70,148	11,544,958

ON Semiconductor Corp.(b)(c)	208,286	14,323,828

Qorvo, Inc.(b)	123,717	11,107,312

QUALCOMM, Inc.	94,041	12,438,803

Skyworks Solutions, Inc.	124,951	12,313,921

Texas Instruments, Inc.	79,392	13,116,352

		168,497,545

Soft Drinks–0.82%

Coca-Cola Co. (The)	203,979	12,587,544

Keurig Dr Pepper, Inc.	352,954	13,454,607

Monster Beverage Corp.(b)	143,915	12,783,969

PepsiCo, Inc.	77,076	13,277,883

		52,104,003

Specialized REITs–2.04%

American Tower Corp.	49,904	12,678,111

Crown Castle, Inc.	72,553	12,394,229

Digital Realty Trust, Inc.	95,359	11,789,233

Equinix, Inc.	19,297	12,685,269

Extra Space Storage, Inc.(c)	75,044	14,913,494

Iron Mountain, Inc.(c)	245,422	12,911,652

Public Storage	40,746	13,479,999

SBA Communications Corp., Class A	38,480	12,515,620

VICI Properties, Inc.	418,381	13,802,389

Weyerhaeuser Co.	349,605	11,942,507

		129,112,503

Specialty Chemicals–1.51%

Albemarle Corp.	52,882	14,170,261

Celanese Corp.	85,962	9,529,747

DuPont de Nemours, Inc.	197,172	10,970,650

Eastman Chemical Co.	122,579	11,154,689

Ecolab, Inc.	78,912	12,928,153

International Flavors & Fragrances, Inc.	100,291	11,080,150

PPG Industries, Inc.	108,079	13,723,871

Sherwin-Williams Co. (The)	50,628	11,750,759

		95,308,280

Specialty Stores–0.61%

Bath & Body Works, Inc.	369,727	13,801,909

Tractor Supply Co.	64,139	11,875,336

	Shares	Value
Specialty Stores–(continued)

Ulta Beauty, Inc.(b)	30,723	$ 12,899,666

		38,576,911

Steel–0.22%

Nucor Corp.(c)	104,239	13,857,533

Systems Software–0.97%

Fortinet, Inc.(b)	217,235	10,577,172

Microsoft Corp.	49,514	12,946,426

NortonLifeLock, Inc.	545,810	12,329,848

Oracle Corp.	186,570	13,834,165

ServiceNow, Inc.(b)	26,475	11,506,565

		61,194,176

Technology Distributors–0.20%

CDW Corp.	74,855	12,777,749

Technology Hardware, Storage & Peripherals–1.11%

Apple, Inc.	91,347	14,361,575

Hewlett Packard Enterprise Co.	880,277	11,971,767

HP, Inc.	355,055	10,193,629

NetApp, Inc.	187,492	13,523,798

Seagate Technology Holdings PLC	155,395	10,405,249

Western Digital Corp.(b)	231,840	9,797,559

		70,253,577

Tobacco–0.37%

Altria Group, Inc.	255,953	11,548,599

Philip Morris International, Inc.	122,411	11,689,027

		23,237,626

Trading Companies & Distributors–0.62%

Fastenal Co.	240,984	12,128,725

United Rentals, Inc.(b)(c)	44,702	13,054,772

W.W. Grainger, Inc.	25,630	14,223,112

		39,406,609

Trucking–0.43%

J.B. Hunt Transport Services, Inc.	76,506	13,313,574

Old Dominion Freight Line, Inc.	50,677	13,754,245

		27,067,819

Water Utilities–0.20%

American Water Works Co., Inc.	84,483	12,541,501

Wireless Telecommunication Services–0.22%

T-Mobile US, Inc.(b)(c)	95,980	13,817,281

Total Common Stocks & Other Equity Interests (Cost $3,513,002,522)		6,279,200,051

Money Market Funds–0.56%

Invesco Government & Agency Portfolio, Institutional Class, 2.22%(d)(f)	12,303,927	12,303,927

Invesco Liquid Assets Portfolio, Institutional Class, 2.26%(d)(f)	8,932,825	8,934,612

Invesco Treasury Portfolio, Institutional Class, 2.14%(d)(f)	14,061,631	14,061,631

Total Money Market Funds (Cost $35,296,078)		35,300,170

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.96% (Cost $3,548,298,600)		6,314,500,221

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Equally-Weighted S&P 500 Fund

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–4.15%

Invesco Private Government Fund, 2.29%(d)(f)(g)	69,150,158	$69,150,158

Invesco Private Prime Fund, 2.37%(d)(f)(g)	192,830,186	192,849,474

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $261,990,400)		261,999,632

TOTAL INVESTMENTS IN SECURITIES–104.11% (Cost $3,810,289,000)		6,576,499,853

OTHER ASSETS LESS LIABILITIES–(4.11)%		(259,629,069)

NET ASSETS–100.00%		$6,316,870,784

Investment Abbreviations:

REIT – Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2022.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2022	Dividend Income

Invesco Ltd.	$12,731,529	$6,034,223	$(1,179,509)	$(5,536,662)	$(110,412)	$11,939,169	$463,725

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	27,770,590	190,618,672	(206,085,335)	-	-	12,303,927	137,490

Invesco Liquid Assets Portfolio, Institutional Class	20,025,665	136,122,477	(147,203,810)	4,088	(13,808)	8,934,612	98,432

Invesco Treasury Portfolio, Institutional Class	31,737,817	217,849,910	(235,526,096)	-	-	14,061,631	139,292

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	54,345,079	1,351,981,207	(1,337,176,128)	-	-	69,150,158	639,913*

Invesco Private Prime Fund	137,162,094	3,031,447,201	(2,975,697,449)	9,231	(71,603)	192,849,474	1,836,154*

Total	$283,772,774	$4,934,053,690	$(4,902,868,327)	$(5,523,343)	$(195,823)	$309,238,971	$3,315,006

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J.
(f)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation

Equity Risk

E-Mini S&P 500 Index	225	September-2022	$44,510,625	$276,897	$276,897

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Equally-Weighted S&P 500 Fund

Statement of Assets and Liabilities

August 31, 2022

Assets:

Investments in unaffiliated securities, at value (Cost $3,504,050,740)*	$6,267,260,882

Investments in affiliates, at value (Cost $306,238,260)	309,238,971

Cash	40,734

Receivable for:

Fund shares sold	2,480,688

Dividends	10,635,233

Investment for trustee deferred compensation and retirement plans	201,979

Other assets	356,490

Total assets	6,590,214,977

Liabilities:
Other investments:

Variation margin payable - futures contracts	344,261
Payable for:

Fund shares reacquired	6,540,451

Collateral upon return of securities loaned	261,990,400

Accrued fees to affiliates	3,334,778

Accrued trustees’ and officers’ fees and benefits	6,308

Accrued other operating expenses	834,772

Trustee deferred compensation and retirement plans	293,223

Total liabilities	273,344,193

Net assets applicable to shares outstanding	$6,316,870,784

Net assets consist of:

Shares of beneficial interest	$3,150,730,367

Distributable earnings	3,166,140,417

$6,316,870,784

Net Assets:

Class A	$2,670,327,697

Class C	$689,583,121

Class R	$146,992,560

Class Y	$2,248,748,982

Class R6	$561,218,424

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	38,979,955

Class C	10,667,200

Class R	2,162,706

Class Y	32,382,512

Class R6	8,065,060
Class A:

Net asset value per share	$68.51

Maximum offering price per share (Net asset value of $68.51 ÷ 94.50%)	$72.50
Class C:

Net asset value and offering price per share	$64.65
Class R:

Net asset value and offering price per share	$67.97
Class Y:

Net asset value and offering price per share	$69.44
Class R6:

Net asset value and offering price per share	$69.59

*	At August 31, 2022, securities with an aggregate value of $252,964,187 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Equally-Weighted S&P 500 Fund

Statement of Operations

For the year ended August 31, 2022

Investment income:
Dividends (net of foreign withholding taxes of $29,188)	$119,140,558

Dividends from affiliates (includes securities lending income of $307,942)	1,146,881

Total investment income	120,287,439

Expenses:
Advisory fees	7,424,380

Administrative services fees	1,024,524

Custodian fees	17,478

Distribution fees:
Class A	7,203,160

Class C	8,322,193

Class R	753,239

Transfer agent fees - A, C, R and Y	8,027,459

Transfer agent fees - R6	230,201

Trustees’ and officers’ fees and benefits	75,746

Registration and filing fees	203,910

Licensing fees	1,623,988

Reports to shareholders	139,775

Professional services fees	93,806

Other	68,330

Total expenses	35,208,189

Less: Fees waived and/or expense offset arrangement(s)	(71,983)

Net expenses	35,136,206

Net investment income	85,151,233

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	650,579,495

Affiliated investment securities	(195,823)

Futures contracts	(3,954,054)

646,429,618

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(1,334,951,201)

Affiliated investment securities	(5,523,343)

Futures contracts	(5,605,516)

(1,346,080,060)

Net realized and unrealized gain (loss)	(699,650,442)

Net increase (decrease) in net assets resulting from operations	$(614,499,209)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Equally-Weighted S&P 500 Fund

Statement of Changes in Net Assets

For the years ended August 31, 2022 and 2021

	2022	2021

Operations:
Net investment income	$85,151,233	$79,411,064

Net realized gain	646,429,618	608,572,935

Change in net unrealized appreciation (depreciation)	(1,346,080,060)	1,653,861,950

Net increase (decrease) in net assets resulting from operations	(614,499,209)	2,341,845,949

Distributions to shareholders from distributable earnings:
Class A	(277,149,514)	(141,711,970)

Class C	(81,017,860)	(50,357,930)

Class R	(13,741,102)	(7,807,584)

Class Y	(248,365,021)	(137,144,938)

Class R6	(60,065,331)	(50,006,979)

Total distributions from distributable earnings	(680,338,828)	(387,029,401)

Share transactions–net:
Class A	236,948,870	51,685,586

Class C	(96,841,788)	(194,111,615)

Class R	27,584,873	(17,579,953)

Class Y	39,955,023	(113,324,996)

Class R6	(241,730,990)	(71,814,615)

Net increase (decrease) in net assets resulting from share transactions	(34,084,012)	(345,145,593)

Net increase (decrease) in net assets	(1,328,922,049)	1,609,670,955

Net assets:
Beginning of year	7,645,792,833	6,036,121,878

End of year	$6,316,870,784	$7,645,792,833

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Equally-Weighted S&P 500 Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 08/31/22	$82.72	$0.90	$ (7.40)	$ (6.50)	$(0.93)	$ (6.78)	$(7.71)	$68.51	(8.85)%	$2,670,328	0.53%		0.53%		1.18%		24%
Year ended 08/31/21	62.02	0.82	24.05	24.87	(0.99)	(3.18)	(4.17)	82.72	41.81	2,971,521	0.52		0.52		1.13		23
Year ended 08/31/20	60.01	0.99	3.88	4.87	(1.03)	(1.83)	(2.86)	62.02	8.08 (d)	2,182,945	0.53		0.53		1.67		26
Year ended 08/31/19	64.04	0.92	(1.38)	(0.46)	(0.82)	(2.75)	(3.57)	60.01	(0.09)	2,235,827	0.52		0.52		1.55		22
Year ended 08/31/18	56.49	0.75	8.45	9.20	(0.81)	(0.84)	(1.65)	64.04	16.52	2,293,892	0.53		0.53		1.23		20
Class C
Year ended 08/31/22	78.47	0.31	(7.00)	(6.69)	(0.35)	(6.78)	(7.13)	64.65	(9.53)	689,583	1.28		1.28		0.43		24
Year ended 08/31/21	58.96	0.30	22.86	23.16	(0.47)	(3.18)	(3.65)	78.47	40.82 (e)	945,674	1.21	(e)	1.21	(e)	0.44	(e)	23
Year ended 08/31/20	57.18	0.52	3.66	4.18	(0.57)	(1.83)	(2.40)	58.96	7.27 (d)	879,154	1.28		1.28		0.92		26
Year ended 08/31/19	61.18	0.46	(1.31)	(0.85)	(0.40)	(2.75)	(3.15)	57.18	(0.83)	1,083,024	1.27		1.27		0.80		22
Year ended 08/31/18	54.05	0.32	8.09	8.41	(0.44)	(0.84)	(1.28)	61.18	15.75 (e)	1,252,161	1.21	(e)	1.21	(e)	0.55	(e)	20
Class R
Year ended 08/31/22	82.12	0.70	(7.34)	(6.64)	(0.73)	(6.78)	(7.51)	67.97	(9.08)	146,993	0.78		0.78		0.93		24
Year ended 08/31/21	61.60	0.63	23.88	24.51	(0.81)	(3.18)	(3.99)	82.12	41.44	147,581	0.77		0.77		0.88		23
Year ended 08/31/20	59.63	0.83	3.84	4.67	(0.87)	(1.83)	(2.70)	61.60	7.80 (d)	127,559	0.78		0.78		1.42		26
Year ended 08/31/19	63.64	0.77	(1.36)	(0.59)	(0.67)	(2.75)	(3.42)	59.63	(0.33)	135,225	0.77		0.77		1.30		22
Year ended 08/31/18	56.15	0.59	8.42	9.01	(0.68)	(0.84)	(1.52)	63.64	16.25	137,036	0.78		0.78		0.98		20
Class Y
Year ended 08/31/22	83.74	1.10	(7.50)	(6.40)	(1.12)	(6.78)	(7.90)	69.44	(8.64)	2,248,749	0.28		0.28		1.43		24
Year ended 08/31/21	62.74	1.01	24.32	25.33	(1.15)	(3.18)	(4.33)	83.74	42.15	2,671,007	0.27		0.27		1.38		23
Year ended 08/31/20	60.67	1.15	3.93	5.08	(1.18)	(1.83)	(3.01)	62.74	8.35 (d)	2,106,008	0.28		0.28		1.92		26
Year ended 08/31/19	64.71	1.08	(1.40)	(0.32)	(0.97)	(2.75)	(3.72)	60.67	0.18	2,902,956	0.27		0.27		1.80		22
Year ended 08/31/18	57.06	0.91	8.53	9.44	(0.95)	(0.84)	(1.79)	64.71	16.80	3,444,820	0.28		0.28		1.48		20
Class R6
Year ended 08/31/22	83.90	1.18	(7.51)	(6.33)	(1.20)	(6.78)	(7.98)	69.59	(8.54)	561,218	0.19		0.19		1.52		24
Year ended 08/31/21	62.86	1.09	24.36	25.45	(1.23)	(3.18)	(4.41)	83.90	42.30	910,010	0.16		0.16		1.49		23
Year ended 08/31/20	60.78	1.22	3.94	5.16	(1.25)	(1.83)	(3.08)	62.86	8.47 (d)	740,456	0.16		0.16		2.04		26
Year ended 08/31/19	64.83	1.15	(1.40)	(0.25)	(1.05)	(2.75)	(3.80)	60.78	0.29	1,024,706	0.16		0.16		1.91		22
Year ended 08/31/18	57.15	0.98	8.56	9.54	(1.02)	(0.84)	(1.86)	64.83	16.96	1,000,614	0.16		0.16		1.60		20

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Amount includes the effect of the Adviser pay-in for an economic loss as a result of a delay in rebalancing to the Index that occurred on April 24, 2020. Had the pay-in not been made, the total return would have been 6.49%, 5.61%, 6.21%, 6.78% and 6.90% for Class A, Class C, Class R, Class Y and Class R6 shares, respectively.

(e)

The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.93% and 0.94% for the years ended August 31, 2021 and 2018, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Equally-Weighted S&P 500 Fund

Notes to Financial Statements

August 31, 2022

NOTE 1–Significant Accounting Policies

Invesco Equally-Weighted S&P 500 Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of five different classes of shares: Class A, Class C, Class R, Class Y and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available and unreliable are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used.

20	Invesco Equally-Weighted S&P 500 Fund

Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes –The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates –The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are

21	Invesco Equally-Weighted S&P 500 Fund

net of compensation to counterparties, are included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

On September 29, 2021, the Board of Trustees appointed the Adviser to serve as an affiliated securities lending agent for the Fund. Prior to September 29, 2021, the Bank of New York Mellon (the “BNYM”) served as the sole securities lending agent for the Fund under the securities lending program. BNYM also continues to serve as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended August 31, 2022, the Fund paid the Adviser $16,399 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services are included in Dividends from affiliates on the Statement of Operations.

J.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

K.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

L.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 2 billion	0.120%

Over $2 billion	0.100%

For the year ended August 31, 2022, the effective advisory fee rate incurred by the Fund was 0.11%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and a separate sub-advisory agreement with Invesco Capital Management LLC (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2023, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

Further, the Adviser has contractually agreed, through at least June 30, 2024, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended August 31, 2022, the Adviser waived advisory fees of $69,385.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class C shares and Class R shares to reimburse IDI for the sale, distribution, shareholder servicing and

22	Invesco Equally-Weighted S&P 500 Fund

maintenance of shareholder accounts for these shares. Under the Plans, the Fund will reimburse annual fees of up to 0.25% of Class A average daily net assets, up to 1.00% of Class C average daily net assets and up to 0.50% of Class R average daily net assets. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2022, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2022, IDI advised the Fund that IDI retained $517,817 in front-end sales commissions from the sale of Class A shares and $10,073 and $30,233 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the year ended August 31, 2022, the Fund incurred $154,231 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$6,279,200,051	$–	$–	$6,279,200,051

Money Market Funds	35,300,170	261,999,632	–	297,299,802

Total Investments in Securities	6,314,500,221	261,999,632	–	6,576,499,853

Other Investments - Assets*

Futures Contracts	276,897	–	–	276,897

Total Investments	$6,314,777,118	$261,999,632	$–	$6,576,776,750

*	Unrealized appreciation.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2022:

Value
Equity
Derivative Assets	Risk

Unrealized appreciation on futures contracts –Exchange-Traded(a)	$276,897

Derivatives not subject to master netting agreements	(276,897)

Total Derivative Assets subject to master netting agreements	$—

(a)	The daily variation margin receivable at period end is recorded in the Statement of Assets and Liabilities.

23	Invesco Equally-Weighted S&P 500 Fund

Effect of Derivative Investments for the year ended August 31, 2022

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Statement of Operations
Equity
Risk

Realized Gain (Loss):
Futures contracts	$(3,954,054)

Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	(5,605,516)

Total	$(9,559,570)

The table below summarizes the average notional value of derivatives held during the period.

Futures Contracts

Average notional value	$99,107,383

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2022, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,598.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2022 and 2021:

	2022	2021

Ordinary income*	$298,055,277	$98,062,120

Long-term capital gain	382,283,551	288,967,281

Total distributions	$680,338,828	$387,029,401

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2022

Undistributed ordinary income	$69,550,334

Undistributed long-term capital gain	377,606,537

Net unrealized appreciation – investments	2,719,200,423

Temporary book/tax differences	(216,877)

Shares of beneficial interest	3,150,730,367

Total net assets	$6,316,870,784

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

24	Invesco Equally-Weighted S&P 500 Fund

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of August 31, 2022.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2022 was $1,684,594,027 and $2,270,763,891, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$2,859,074,962

Aggregate unrealized (depreciation) of investments	(139,874,539)

Net unrealized appreciation of investments	$2,719,200,423

Cost of investments for tax purposes is $3,857,576,327.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of equalization on August 31, 2022, undistributed net realized gain was decreased by $48,748,001 and shares of beneficial interest increased by $48,748,001. This reclassification had no effect on the net assets of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Year ended		Year ended
	August 31, 2022(a)		August 31, 2021
	Shares	Amount	Shares	Amount

Sold:
Class A	3,615,028	$274,289,380	3,888,336	$281,899,113

Class C	766,506	55,091,421	805,090	55,678,745

Class R	594,426	44,284,491	521,654	37,484,717

Class Y	6,133,992	468,254,247	6,273,592	464,215,386

Class R6	1,634,835	125,913,809	1,830,255	130,754,030

Issued as reinvestment of dividends:
Class A	3,207,507	246,176,187	1,911,314	126,089,302

Class C	1,022,234	74,428,870	732,309	46,062,222

Class R	180,083	13,736,685	118,900	7,801,054

Class Y	2,427,964	188,555,664	1,674,217	111,620,024

Class R6	727,726	56,595,240	737,008	49,187,886

Automatic conversion of Class C shares to Class A shares:
Class A	1,572,192	118,007,098	1,579,379	113,546,771

Class C	(1,661,097)	(118,007,098)	(1,660,105)	(113,546,771)

Reacquired:
Class A	(5,336,814)	(401,523,795)	(6,653,363)	(469,849,600)

Class C	(1,511,113)	(108,354,981)	(2,737,416)	(182,305,811)

Class R	(408,831)	(30,436,303)	(914,427)	(62,865,724)

Class Y	(8,074,992)	(616,854,888)	(9,622,070)	(689,160,406)

Class R6	(5,143,568)	(424,240,039)	(3,500,960)	(251,756,531)

Net increase (decrease) in share activity	(253,922)	$(34,084,012)	(5,016,287)	$(345,145,593)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 54% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

25	Invesco Equally-Weighted S&P 500 Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Equally-Weighted S&P 500 Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Equally-Weighted S&P 500 Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the “Fund”) as of August 31, 2022, the related statement of operations for the year ended August 31, 2022, the statement of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2022 and the financial highlights for each of the five years in the period ended August 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

October 21, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

26	Invesco Equally-Weighted S&P 500 Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2022 through August 31, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/22)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$918.90	$2.56	$1,022.53	$2.70	0.53%
Class C	1,000.00	915.30	6.18	1,018.75	6.51	1.28
Class R	1,000.00	917.80	3.77	1,021.27	3.97	0.78
Class Y	1,000.00	920.00	1.36	1,023.79	1.43	0.28
Class R6	1,000.00	920.60	0.92	1,024.25	0.97	0.19

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2022 through August 31, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

27	Invesco Equally-Weighted S&P 500 Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2022, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Equally-Weighted S&P 500 Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and a separate sub-advisory contract with Invesco Capital Management LLC (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2022. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2022 and June 13, 2022, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to detailed follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2022.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board noted a delay in rebalancing to the index that occurred in 2020, and considered information regarding steps Invesco Advisers took to remediate the impact of that delay, including making a pay-in to the Fund and enhancing compliance controls. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the remote and hybrid working environment resulting from the novel coronavirus (“COVID-19”) pandemic and paved the way for a hybrid working framework in a normalized environment as employees return to the office. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Capital Management LLC currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2021 to the performance of funds in the Broadridge performance universe and against the S&P 500® Equal Weight Index (Index). The Board noted that performance of Class A shares of the Fund was in the first quintile of its performance universe for the one period, the third quintile for the three year period and the fourth quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was reasonably

28	Invesco Equally-Weighted S&P 500 Fund

comparable to the performance of the Index for the one, three and five year periods. The Board noted that the Fund seeks to track the investment results of the Index, and that the Fund’s performance will typically lag the Index due to the fees associated with the Fund. The Board acknowledged limitations regarding the Broadridge data, in particular that differences may exist between a Fund’s investment objective, principal investment strategies and/or investment restrictions and those of the funds in its performance universe, and specifically that the Fund’s peer group includes funds that are actively managed or may track a different index than the Fund. The Board noted that the Fund is passively managed and discussed reasons for differences in the Fund’s performance versus its peers. The Board also considered that the Fund underwent a change in portfolio management in 2020. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that there were only four funds (including the Fund) in the expense group.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

    The Board also compared the Fund’s effective advisory fee rate (defined for this purpose as the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other similarly managed affiliated exchange traded funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2021.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board considered additional information from Invesco Advisers regarding the levels of the Fund’s breakpoints in light of current assets. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated

29	Invesco Equally-Weighted S&P 500 Fund

securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

    The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

30	Invesco Equally-Weighted S&P 500 Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

    The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2022:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$431,031,551
Qualified Dividend Income*	45.51%
Corporate Dividends Received Deduction*	43.38%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	3.34%
Business Interest Income*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Short-Term Capital Gain Distributions	$215,248,534

31	Invesco Equally-Weighted S&P 500 Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			190	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Equally-Weighted S&P 500 Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee and Chair	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	190	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	190	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	190	Insperity, Inc. (formerly known as Administaff) (human resources provider); Member of Regional Board of Directors and Board of Directors, First Financial Bancorp (regional bank)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			190	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	190	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2003	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	190	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Equally-Weighted S&P 500 Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			190	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury and Director, ON Semiconductor Corporation (semiconductor manufacturing)	190	None
Ann Barnett Stern[2] – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment, Inc. a private philanthropic institution (private philanthropic institution) Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP and Andrews & Kurth LLP	190	Trustee and Board Vice Chair of Holdsworth Center (non-profit); Trustee and Chair of Nomination/Governance Committee, Good Reason Houston, (non-profit); Trustee and Investment Committee member of University of Texas Law School Foundation (non-profit); Board Member of Greater Houston Partnership (non-profit); Advisory Board member, Baker Institute for Public Policy at Rice University (non-profit) Formerly: Director and Audit Committee Member of Federal Reserve Bank of Dallas
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	190	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management, 1994-2007; Trustee and Chair, Weiss Peck and Greer Funds Board, 2004-2005; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management, 1984-1994.	190	Formerly: Trustee and Governance Chair, Oppenheimer Funds, 2014-2019; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America, 2016-2019

[2]	Effective September 14, 2022, Ms. Ann Barnett Stern resigned as a Trustee of the Trust.

T-3	Invesco Equally-Weighted S&P 500 Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	2003

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Senior Vice President, Invesco Group Services, Inc.; Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Equally-Weighted S&P 500 Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Equally-Weighted S&P 500 Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds; and Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets)

Formerly, Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; Associate, Gaston Snow & Ely Bartlett

			N/A	N/A
			N/A	N/A

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco Equally-Weighted S&P 500 Fund

(This page intentionally left blank)

(This page intentionally left blank)

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-09913 and 333-36074	Invesco Distributors, Inc.	MS-EWSP-AR-1

Annual Report to Shareholders	August 31, 2022

Invesco Equity and Income Fund

Nasdaq:

A: ACEIX ∎ C: ACERX ∎ R: ACESX ∎ Y: ACETX ∎ R5: ACEKX ∎ R6: IEIFX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

6	Liquidity Risk Management Program

8	Schedule of Investments

18	Financial Statements

21	Financial Highlights

22	Notes to Financial Statements

30	Report of Independent Registered Public Accounting Firm

31	Fund Expenses

32	Approval of Investment Advisory and Sub-Advisory Contracts

35	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended August 31, 2022, Class A shares of Invesco Equity and Income Fund (the Fund), at net asset value (NAV), underperformed the Russell 1000 Value Index.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/21 to 8/31/22, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-6.36%
Class C Shares	-7.01
Class R Shares	-6.48
Class Y Shares	-6.12
Class R5 Shares	-5.98
Class R6 Shares	-6.01
Russell 1000 Value Index▼ (Broad Market Index)	-6.23
Bloomberg U.S. Government/Credit Index▼ (Style-Specific Index)	-12.28
Lipper Mixed-Asset Target Allocation Growth Funds Index◾ (Peer Group Index)	-13.42

Source(s): ▼RIMES Technologies Corp.; ◾Lipper Inc.

Market conditions and your Fund

The fiscal year began with increasing volatility and the US stock market saw a selloff through most of September due to increasing concerns of inflation resulting from a spike in oil prices and supply chain shortages causing rising costs. Despite the Consumer Price Index (CPI) increasing monthly from June through September 2021,1 the US Federal Reserve (the Fed) declined to raise interest rates at its September 2021 Federal Open Market Committee meeting.

    Equity markets saw continued volatility in the fourth quarter of 2021 amid record inflation and the emergence of a new COVID-19 variant. Pandemic-related supply chain disruption and labor shortages intensified during the quarter, resulting in broadly higher input costs for companies and consumers alike. Additionally, the price of oil rose to nearly $85 per barrel in October, 2 causing higher gas prices for consumers and pushing energy stocks higher. The CPI reported for November increased 0.8%, resulting in a 6.8% increase over the prior 12 months, the highest since 1982.1 To combat inflation, the Fed announced a faster pace of “tapering” at its December meeting, pledging to end its asset purchase program by March 2022. The Fed also announced the potential for three interest rate increases in 2022. With solid corporate earnings and optimism about the COVID-19 Omicron variant reporting milder symptoms, stocks rallied at the 2021 year-end.

    Equity markets declined in the first quarter of 2022 amid volatility sparked by Russia’s invasion of Ukraine, rising commodity prices, rampant global inflation and the Fed’s shift toward tighter monetary policy. Russia’s invasion exacerbated inflationary pressures, disrupting already strained supply chains and increasing shortages of oil, gas and raw mate-

rials. The price of oil rose sharply, with crude prices reaching their highest price per barrel since 2008.2 The CPI rose by another 7.9% for the 12 months ended February 2022 reaching a 40 year high.1 To combat inflation, the Fed raised the federal funds rate by a one-quarter percentage point in March.

    As the war in Ukraine continued and corporate earnings in high-profile names, like Netf-lix, reported slowing growth and profits, the equity markets sold off for much of April 2022. The downward direction of the equity markets continued for much of the second quarter of 2022 amid record inflation, rising interest rates and an increasing likelihood of a US recession. Driven by higher food and energy prices, the CPI rose by yet another 8.6% for the 12 months ended May 2022 reaching a 40 year high.1 Oil prices peaked near $122 per barrel in early June, resulting in skyrocketing gasoline prices; the national average price reached a record high above $5 per gallon in early June.2 To tame inflation, the Fed raised the benchmark federal funds rate three more times, by 0.50% in May, 0.75% in June and another 0.75% in July, which were the largest increases in nearly 30 years.3 US equity markets rose in July and much of August until Fed chairman Jerome Powell’s hawkish comments at Jackson Hole, Wyo-ming, an economic policy symposium sparked a sharp selloff at month end. Due to declining energy prices, the CPI rose by 8.5% for the 12 months ending July,1 down slightly from June, but still at multi-decade highs and far above the Fed’s 2% annual inflation target. As a result, the Fed indicated that it would continue taking aggressive action to curb inflation, though such measures could “bring pain to households and businesses.” The remarks deflated investor optimism that the Fed would pause rate hikes in the second half of 2022 and increased the likelihood of a US recession. In this environment, US stocks had negative double-digit returns of -11.23% for the fiscal year ended August 31, 2022, measured by the S&P 500 Index.4

    Within the Russell 1000 Value Index, energy, utilities and consumer staples had positive returns, while the other eight sectors posted declines. Energy had the highest return for the fiscal year, while the communication services sector had the lowest.

    Within the Fund’s equity allocation, stock selection and an overweight in energy was the largest contributor to relative performance during the fiscal year. Energy stocks benefited from rising oil prices due to a number of factors including a rebound in demand following the pandemic, the conflict in Ukraine, OPEC production cuts and energy shortages abroad. Strong individual contributors within the sector included ConocoPhillips, Devon Energy, Chevron, Pioneer Natural Resources and Canadian Natural Resources. We sold Canadian Natural Resources during the fiscal year but held the others at fiscal year-end.

    Stock selection in industrials also contributed to the Fund’s relative return. A key contributor during the fiscal year was Quanta Services, a specialty contractor for the electric utility industry, particularly renewables. The company provides services that enable wind, solar and storage installations and the build out of transmission infrastructure. Quanta’s stock has benefited from an increase in spending for renewable energy infrastructure. We maintained our position in the stock at fiscal year-end.

    Stock selection in the health care sector also contributed to the Fund’s relative performance during the fiscal year. Within the sector, McKesson and Cigna were strong individual contributors. McKesson continued to take share in its core pharma distribution business and the company recently divested its underperforming pharmacy business in Europe which was a drag on growth and margins. Cigna’s customer retention exceeded management’s internal estimates and the company affirmed its earnings outlook for the fiscal year. Cigna also continued its commitment to shareholders by buying back large amounts of stock. We maintained both stocks at fiscal year-end.

    The Fund’s underweight in consumer staples and utilities detracted from relative performance during the fiscal year. Consumer staples and utilities are more defensive in nature and were among only three sectors of the market with a positive return during the fiscal year. The Fund lacked exposure to some of the stronger performers in these sectors, as the team believes these companies do not fit the Fund’s investment criteria.

    Stock selection in consumer discretionary also detracted from relative Fund performance, due primarily to General Motors (GM). The automaker reported better-than-expected earnings, but the company provided

2	Invesco Equity and Income Fund

weaker guidance for the fiscal year. The company has faced ongoing supply-chain-related issues that have hurt results. Concerns over a recall, as well as an announcement of a shutdown of the plant that produces the Chevy Volt also weighed on the stock. We maintained our position in the stock at fiscal year-end.

    The Fund holds investment-grade bonds and convertible securities as a source of income and to provide a measure of stability amid market volatility. Both asset classes underperformed the Russell 1000 Value Index and were significant detractors of the Fund’s relative performance.

    The Fund held currency-forward contracts to hedge currency exposure of non-US-based companies held in the Fund. These derivatives were not for speculative purposes or leverage, and these positions had a positive impact on the Fund’s relative performance for the fiscal year.

    During the fiscal year, the team reduced the number of equity holdings in materials and utilities. The team also increased the Fund’s exposure to convertible securities. At the end of the fiscal year, the Fund’s largest absolute sector exposures were in health care, financials and information technology (IT). The Fund’s largest overweight exposures relative to the Russell 1000 Value Index were in IT and consumer discretionary while the largest underweights were in utilities and consumer staples.

    As always, we thank you for your investment in Invesco Equity and Income Fund and for sharing our long-term investment horizon.

1	Source: US Bureau of Labor Statistics

2	Source: Bloomberg LP

3	Source: US Federal Reserve

4	Source: Lipper Inc.

Portfolio manager(s):

Chuck Burge

Brian Jurkash - Lead

Sergio Marcheli

Matthew Titus - Lead

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Equity and Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/12

1 Source: RIMES Technologies Corp.

2 Source: Lipper Inc.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Equity and Income Fund

Average Annual Total Returns
As of 8/31/22, including maximum applicable sales charges
Class A Shares
Inception (8/3/60)	9.81%
10 Years	7.77
5 Years	5.16
1 Year	-11.52

Class C Shares
Inception (7/6/93)	8.72%
10 Years	7.75
5 Years	5.58
1 Year	-7.83

Class R Shares
Inception (10/1/02)	7.58%
10 Years	8.13
5 Years	6.12
1 Year	-6.48

Class Y Shares
Inception (12/22/04)	7.04%
10 Years	8.66
5 Years	6.63
1 Year	-6.12

Class R5 Shares
Inception (6/1/10)	9.08%
10 Years	8.74
5 Years	6.71
1 Year	-5.98

Class R6 Shares
10 Years	8.81%
5 Years	6.78
1 Year	-6.01

Effective June 1, 2010, Class A, Class C, Class I and Class R shares of the predecessor fund, Van Kampen Equity and Income Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class C, Class Y and Class R shares, respectively, of Invesco Van Kampen Equity and Income Fund (renamed Invesco Equity and Income Fund). Returns shown above, prior to June 1, 2010, for Class A, Class C, Class R and Class Y shares are those for Class A, Class C, Class R and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of the Fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Equity and Income Fund

Supplemental Information

Invesco Equity and Income Fund’s investment objective is current income and, secondarily, capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of August 31, 2022, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/servicemark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

∎	The Bloomberg U.S. Government/
Credit Index is a broad-based benchmark that includes investment-grade, US dollar-denominated, fixed-rate Treasuries and government-related and corporate securities.
∎	The Lipper Mixed-Asset Target Allocation Growth Funds Index is an unmanaged index considered representative of mixed-asset target allocation growth funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a

Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 21-23, 2022, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2021, through December 31, 2021 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus pandemic on the Fund and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:
∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Equity and Income Fund

Fund Information

Portfolio Composition

By security type		% of total net assets

Common Stocks & Other Equity Interests		63.38%

U.S. Dollar Denominated Bonds & Notes		20.80

U.S. Treasury Securities		10.18

Security Types Each Less Than 1% of Portfolio		0.77

Money Market Funds Plus Other Assets Less Liabilities		4.87
Top 10 Equity Holdings*
		% of total net assets

1.	Wells Fargo & Co.	2.54%

2.	ConocoPhillips	2.21

3.	General Motors Co.	1.83

4.	Bank of America Corp.	1.79

5.	Cognizant Technology Solutions Corp., Class A	1.61

6.	CBRE Group, Inc., Class A	1.55

7.	American International Group, Inc.	1.51

8.	Exxon Mobil Corp.	1.46

9.	T-Mobile US, Inc.	1.32

10.	Merck & Co., Inc.	1.29

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of August 31, 2022.

7	Invesco Equity and Income Fund

Schedule of Investments(a)

August 31, 2022

	Shares	Value

Common Stocks & Other Equity Interests-63.38%
Aerospace & Defense-2.34%
General Dynamics Corp.	96,991	$22,204,150

Raytheon Technologies Corp.	1,451,183	130,243,674

Textron, Inc.	1,981,728	123,620,193

		276,068,017

Apparel Retail-1.11%
TJX Cos., Inc. (The)	2,096,817	130,736,540

Application Software-0.47%
Splunk, Inc.(b)	618,012	55,639,620

Automobile Manufacturers-1.83%
General Motors Co.	5,645,867	215,728,578

Building Products-1.10%
Johnson Controls International PLC	2,403,661	130,134,207

Cable & Satellite-1.49%
Charter Communications, Inc., Class A(b)(c)	193,143	79,696,596

Comcast Corp., Class A(c)	2,657,540	96,176,373

		175,872,969

Casinos & Gaming-0.64%
Las Vegas Sands Corp.(b)(c)	1,997,932	75,182,181

Communications Equipment-1.06%
Cisco Systems, Inc.	2,807,874	125,568,125

Construction & Engineering-0.51%
Quanta Services, Inc.(c)	428,598	60,560,897

Consumer Finance-0.90%
American Express Co.	702,037	106,709,624

Data Processing & Outsourced Services-1.51%
Fiserv, Inc.(b)(c)	816,121	82,583,284

PayPal Holdings, Inc.(b)	1,021,135	95,414,854

		177,998,138

Distillers & Vintners-0.95%
Diageo PLC (United Kingdom)	2,555,154	111,536,878

Diversified Banks-4.33%
Bank of America Corp.	6,283,449	211,186,721

Wells Fargo & Co.	6,861,341	299,909,215

		511,095,936

Electric Utilities-1.30%
American Electric Power Co., Inc.	699,342	70,074,068

Exelon Corp.	1,042,928	45,794,969

FirstEnergy Corp.	960,729	37,996,832

		153,865,869

Electrical Components & Equipment-0.56%
Emerson Electric Co.	813,462	66,492,384

Electronic Manufacturing Services-0.61%
TE Connectivity Ltd. (Switzerland)(c)	569,703	71,902,216

	Shares	Value

Fertilizers & Agricultural Chemicals-1.20%
Corteva, Inc.	2,295,117	$140,989,037

Food Distributors-1.18%
Sysco Corp.	983,214	80,839,855

US Foods Holding Corp.(b)	1,895,230	58,031,943

		138,871,798

Gold-0.38%
Barrick Gold Corp. (Canada)	3,018,226	44,820,656

Health Care Distributors-0.79%
McKesson Corp.	255,312	93,699,504

Health Care Equipment-1.62%
Medtronic PLC	1,413,301	124,257,424

Zimmer Biomet Holdings, Inc.	622,605	66,195,364

		190,452,788

Health Care Facilities-0.58%
Universal Health Services, Inc., Class B	702,403	68,723,110

Health Care Services-1.95%
Cigna Corp.	503,760	142,790,772

CVS Health Corp.	888,488	87,205,097

		229,995,869

Hotels, Resorts & Cruise Lines-0.82%
Booking Holdings, Inc.(b)	51,234	96,105,250

Industrial Machinery-1.19%
Parker-Hannifin Corp.	528,255	139,987,575

Insurance Brokers-0.79%
Willis Towers Watson PLC	447,950	92,649,498

Integrated Oil & Gas-2.61%
Chevron Corp.	861,551	136,176,751

Exxon Mobil Corp.	1,796,480	171,725,523

		307,902,274

Interactive Media & Services-0.63%
Meta Platforms, Inc., Class A(b)	458,555	74,712,366

Internet & Direct Marketing Retail-0.90%
Amazon.com, Inc.(b)	835,373	105,900,235

Investment Banking & Brokerage-3.18%
Charles Schwab Corp. (The)	1,570,511	111,427,756

Goldman Sachs Group, Inc. (The)	427,293	142,147,562

Morgan Stanley	1,429,445	121,817,303

		375,392,621

IT Consulting & Other Services-1.61%
Cognizant Technology Solutions Corp., Class A	3,000,708	189,554,724

Managed Health Care-1.47%
Centene Corp.(b)	1,186,192	106,448,870

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Equity and Income Fund

	Shares	Value

Managed Health Care-(continued)
Elevance Health, Inc.	138,304	$67,092,654

		173,541,524

Movies & Entertainment-1.04%
Walt Disney Co. (The)(b)	1,095,109	122,739,817

Multi-line Insurance-1.51%
American International Group, Inc.	3,450,551	178,566,014

Oil & Gas Exploration & Production-4.36%
ConocoPhillips	2,375,569	260,006,027

Devon Energy Corp.	1,845,367	130,319,817

Pioneer Natural Resources Co.	486,653	123,230,273

		513,556,117

Other Diversified Financial Services-0.51%
Voya Financial, Inc.	972,956	59,865,983

Pharmaceuticals-4.81%
Bristol-Myers Squibb Co.	1,949,646	131,425,637

GSK PLC	3,162,948	50,664,731

Johnson & Johnson	875,139	141,194,926

Merck & Co., Inc.	1,781,427	152,062,609

Sanofi (France)	1,111,980	91,518,523

		566,866,426

Railroads-1.05%
CSX Corp.	3,929,456	124,367,282

Real Estate Services-1.55%
CBRE Group, Inc., Class A(b)	2,309,501	182,358,199

Regional Banks-1.59%
Citizens Financial Group, Inc.	3,557,034	130,472,007

PNC Financial Services Group, Inc. (The)	359,778	56,844,924

		187,316,931

Semiconductor Equipment-0.53%
Lam Research Corp.	141,413	61,926,167

Semiconductors-1.85%
Intel Corp.	2,003,191	63,941,856

NXP Semiconductors N.V. (China)	432,248	71,139,376

QUALCOMM, Inc.	631,266	83,497,554

		218,578,786

Tobacco-0.89%
Philip Morris International, Inc.	1,100,494	105,086,172

Trading Companies & Distributors-0.76%
Ferguson PLC(c)	778,115	89,864,501

Wireless Telecommunication Services-1.32%
T-Mobile US, Inc.(b)	1,077,279	155,085,085

Total Common Stocks & Other Equity Interests (Cost $5,552,647,751)		7,474,568,488

	Principal Amount	Value

U.S. Dollar Denominated Bonds & Notes-20.80%
Advertising-0.05%
Omnicom Group, Inc./Omnicom Capital, Inc., 3.60%, 04/15/2026	$5,660,000	$5,534,247

Aerospace & Defense-0.24%
Boeing Co. (The), 5.81%, 05/01/2050	16,525,000	15,880,023

Lockheed Martin Corp., 4.15%, 06/15/2053	5,231,000	4,894,176

Precision Castparts Corp., 2.50%, 01/15/2023	4,150,000	4,139,102

Raytheon Technologies Corp., 4.45%, 11/16/2038(c)	3,239,000	3,043,428

		27,956,729

Agricultural Products-0.04%
Ingredion, Inc., 6.63%, 04/15/2037	3,940,000	4,323,916

Air Freight & Logistics-0.06%
FedEx Corp., 4.90%, 01/15/2034	4,310,000	4,314,886

United Parcel Service, Inc., 3.40%, 11/15/2046	2,608,000	2,193,805

		6,508,691

Airlines-0.30%
American Airlines Pass-Through Trust, Series 2014-1, Class A, 3.70%, 04/01/2028	2,713,320	2,324,723

JetBlue Airways Corp., Conv., 0.50%, 04/01/2026	16,208,000	12,285,664

Spirit Airlines, Inc., Conv., 1.00%, 05/15/2026	11,355,000	9,969,690

United Airlines Pass-Through Trust,
Series 2012-1, Class A, 4.15%, 04/11/2024	3,202,932	3,119,783

Series 2014-2, Class A, 3.75%, 09/03/2026	3,465,900	3,214,117

Series 2018-1, Class AA, 3.50%, 03/01/2030	4,407,975	3,952,630

		34,866,607

Alternative Carriers-0.22%
Liberty Latin America Ltd. (Chile), Conv., 2.00%, 07/15/2024	28,911,000	25,550,096

Application Software-1.05%
Dropbox, Inc., Conv., 0.00%, 03/01/2026(d)	51,429,000	46,594,674

salesforce.com, inc., 2.70%, 07/15/2041	10,414,000	7,954,641

Splunk, Inc., Conv., 1.13%, 06/15/2027	76,768,000	64,773,000

Workday, Inc., 3.50%, 04/01/2027(c)	5,033,000	4,804,449

		124,126,764

Asset Management & Custody Banks-0.19%
Apollo Management Holdings L.P., 4.00%, 05/30/2024(e)	4,260,000	4,194,366

Brookfield Asset Management, Inc. (Canada), 4.00%, 01/15/2025	4,515,000	4,473,680

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Equity and Income Fund

	Principal Amount	Value

Asset Management & Custody Banks-(continued)
KKR Group Finance Co. III LLC, 5.13%, 06/01/2044(e)	$3,217,000	$3,042,090

KKR Group Finance Co. XII LLC, 4.85%, 05/17/2032(e)	11,051,000	10,793,072

		22,503,208

Automobile Manufacturers-0.25%
American Honda Finance Corp., 2.05%, 01/10/2023	14,694,000	14,631,123

General Motors Co., 6.60%, 04/01/2036	4,317,000	4,362,785

General Motors Financial Co., Inc., 5.25%, 03/01/2026	5,467,000	5,507,792

Honda Motor Co. Ltd. (Japan), 2.97%, 03/10/2032(c)	5,448,000	4,891,228

		29,392,928

Biotechnology-1.03%
AbbVie, Inc.,
4.50%, 05/14/2035	7,233,000	6,888,254

4.05%, 11/21/2039	13,812,000	12,190,454

4.85%, 06/15/2044	5,815,000	5,529,276

Halozyme Therapeutics, Inc., Conv.,
0.25%, 03/01/2027	49,785,000	44,619,806

1.00%, 08/15/2028(e)	5,938,000	5,852,641

Jazz Investments I Ltd., Conv., 2.00%, 06/15/2026	16,496,000	19,568,380

Neurocrine Biosciences, Inc., Conv., 2.25%, 05/15/2024	19,256,000	26,791,897

		121,440,708

Brewers-0.25%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
4.70%, 02/01/2036	10,870,000	10,529,935

4.90%, 02/01/2046	6,301,000	5,993,442

Heineken N.V. (Netherlands), 3.50%, 01/29/2028(e)	9,734,000	9,376,537

Molson Coors Beverage Co., 4.20%, 07/15/2046	4,057,000	3,345,486

		29,245,400

Broadcasting-0.06%
Discovery Communications LLC, 4.90%, 03/11/2026	3,773,000	3,770,118

Paramount Global, 4.00%, 01/15/2026	3,773,000	3,715,260

		7,485,378

Cable & Satellite-1.75%
BofA Finance LLC, Conv., 0.13%, 09/01/2022	22,511,000	22,623,555

Cable One, Inc., Conv.,
0.00%, 03/15/2026(d)	51,123,000	42,074,229

1.13%, 03/15/2028	26,544,000	21,633,360

Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.91%, 07/23/2025	5,660,000	5,643,238

	Principal Amount	Value

Cable & Satellite-(continued)
Comcast Corp.,
3.15%, 03/01/2026	$11,319,000	$11,021,722

4.15%, 10/15/2028	9,915,000	9,836,830

3.90%, 03/01/2038	8,010,000	7,211,532

2.89%, 11/01/2051	3,128,000	2,206,313

2.94%, 11/01/2056	4,539,000	3,080,634

Cox Communications, Inc., 2.95%, 10/01/2050(e)	2,044,000	1,382,270

DISH Network Corp., Conv., 3.38%, 08/15/2026	77,983,000	56,308,509

Liberty Broadband Corp., Conv., 1.25%, 10/05/2023(e)(f)	25,086,000	23,894,415

		206,916,607

Commodity Chemicals-0.04%
LYB Finance Co. B.V. (Netherlands), 8.10%, 03/15/2027(e)	4,638,000	5,202,133

Computer & Electronics Retail-0.20%
Dell International LLC/EMC Corp.,
5.45%, 06/15/2023	1,930,000	1,950,229

6.02%, 06/15/2026	21,095,000	21,921,033

8.35%, 07/15/2046	69,000	83,656

		23,954,918

Consumer Finance-0.41%
American Express Co.,
3.38%, 05/03/2024	24,770,000	24,501,418

3.63%, 12/05/2024	3,423,000	3,403,149

Capital One Financial Corp., 3.20%, 01/30/2023	10,060,000	10,043,588

Discover Bank, 3.35%, 02/06/2023	5,380,000	5,367,199

Synchrony Financial, 3.95%, 12/01/2027	5,795,000	5,271,931

		48,587,285

Data Processing & Outsourced Services-0.43%
Block, Inc., Conv., 0.13%, 03/01/2025	45,518,000	45,233,512

Fiserv, Inc., 3.80%, 10/01/2023	5,200,000	5,190,166

		50,423,678

Diversified Banks-1.05%
Bank of America Corp.,
3.25%, 10/21/2027	5,705,000	5,386,726

2.57%, 10/20/2032(g)	8,683,000	7,103,838

BBVA Bancomer S.A. (Mexico), 4.38%, 04/10/2024(e)	6,875,000	6,860,184

Citigroup, Inc.,
3.67%, 07/24/2028(g)	5,405,000	5,093,824

6.68%, 09/13/2043	8,000,000	9,065,719

5.30%, 05/06/2044	2,765,000	2,696,520

4.75%, 05/18/2046	4,145,000	3,739,755

HSBC Holdings PLC (United Kingdom), 2.63%, 11/07/2025(g)	18,945,000	17,953,522

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Equity and Income Fund

	Principal Amount	Value

Diversified Banks-(continued)
JPMorgan Chase & Co.,
3.20%, 06/15/2026	$4,365,000	$4,205,063

3.51%, 01/23/2029(g)	11,170,000	10,347,912

4.26%, 02/22/2048(g)	5,355,000	4,761,385

3.90%, 01/23/2049(g)	11,170,000	9,332,272

Series V, 5.60%(3 mo. USD LIBOR + 3.32%)(c)(h)(i)	6,410,000	6,353,913

Mizuho Financial Group Cayman 3 Ltd. (Japan), 4.60%, 03/27/2024(e)	545,000	543,021

Societe Generale S.A. (France), 5.00%, 01/17/2024(c)(e)	7,365,000	7,371,439

U.S. Bancorp, Series W, 3.10%, 04/27/2026(c)	3,245,000	3,125,929

Wells Fargo & Co.,
3.55%, 09/29/2025(c)	6,840,000	6,725,453

4.10%, 06/03/2026	4,515,000	4,435,014

4.65%, 11/04/2044	9,115,000	8,233,672

		123,335,161

Diversified Capital Markets-0.06%
Credit Suisse AG (Switzerland), 6.50%, 08/08/2023(e)	6,536,000	6,567,222

Diversified Metals & Mining-0.02%
Rio Tinto Finance (USA) Ltd. (Australia), 7.13%, 07/15/2028	2,175,000	2,456,050

Diversified REITs-0.07%
CubeSmart L.P., 2.50%, 02/15/2032	10,561,000	8,533,412

Drug Retail-0.08%
CVS Pass-Through Trust, 6.04%, 12/10/2028	5,088,089	5,211,696

Walgreens Boots Alliance, Inc., 4.50%, 11/18/2034	4,519,000	4,221,203

		9,432,899

Electric Utilities-0.50%
Electricite de France S.A. (France), 4.88%, 01/22/2044(c)(e)	9,110,000	8,002,851

Georgia Power Co., Series B, 3.70%, 01/30/2050	3,665,000	2,929,667

NextEra Energy Capital Holdings, Inc.,
0.65%, 03/01/2023	24,780,000	24,341,823

3.55%, 05/01/2027	5,572,000	5,366,301

Oglethorpe Power Corp., 4.55%, 06/01/2044	5,806,000	4,955,844

PPL Electric Utilities Corp., 6.25%, 05/15/2039	355,000	401,032

Xcel Energy, Inc.,
0.50%, 10/15/2023	5,750,000	5,542,288

3.50%, 12/01/2049	10,280,000	8,011,828

		59,551,634

Electrical Components & Equipment-0.02%
Rockwell Automation, Inc., 1.75%, 08/15/2031(c)	2,729,000	2,226,728

	Principal Amount	Value

General Merchandise Stores-0.03%
Dollar General Corp., 3.25%, 04/15/2023	$3,650,000	$3,637,808

Health Care Equipment-0.48%
Becton, Dickinson and Co., 4.88%, 05/15/2044	3,739,000	3,384,682

Integra LifeSciences Holdings Corp., Conv., 0.50%, 08/15/2025	42,831,000	39,690,845

Medtronic, Inc., 4.38%, 03/15/2035	2,601,000	2,585,464

Tandem Diabetes Care, Inc., Conv., 1.50%, 05/01/2025(e)	12,393,000	11,324,104

		56,985,095

Health Care Services-0.08%
Cigna Corp., 4.80%, 08/15/2038	3,240,000	3,128,300

CVS Health Corp., 3.38%, 08/12/2024(c)	3,740,000	3,702,181

Laboratory Corp. of America Holdings, 4.70%, 02/01/2045	2,694,000	2,447,779

		9,278,260

Health Care Technology-0.24%
Teladoc Health, Inc., Conv., 1.25%, 06/01/2027	36,636,000	28,074,166

Home Improvement Retail-0.03%
Lowe’s Cos., Inc., 4.25%, 04/01/2052	4,741,000	4,046,346

Homebuilding-0.01%
M.D.C. Holdings, Inc., 6.00%, 01/15/2043	2,117,000	1,733,743

Hotels, Resorts & Cruise Lines-0.69%
Airbnb, Inc., Conv., 0.00%, 03/15/2026(d)	52,169,000	44,995,762

Booking Holdings, Inc., Conv., 0.75%, 05/01/2025	4,265,000	5,552,580

Trip.com Group Ltd. (China), Conv., 1.25%, 09/15/2022	30,912,000	30,680,160

		81,228,502

Industrial Conglomerates-0.21%
Siemens Financieringsmaatschappij N.V. (Germany), 0.40%, 03/11/2023(e)	24,780,000	24,403,731

Industrial Machinery-0.24%
John Bean Technologies Corp., Conv., 0.25%, 05/15/2026	30,715,000	27,873,863

Insurance Brokers-0.02%
Willis North America, Inc., 3.60%, 05/15/2024	2,470,000	2,441,478

Integrated Oil & Gas-0.38%
BP Capital Markets America, Inc., 2.94%, 06/04/2051	10,062,000	7,225,977

Chevron Corp., 2.95%, 05/16/2026	9,807,000	9,504,230

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Equity and Income Fund

	Principal Amount	Value

Integrated Oil & Gas-(continued)
Exxon Mobil Corp.,
2.71%, 03/06/2025	$5,658,000	$5,507,887

3.04%, 03/01/2026	11,316,000	11,025,367

Shell International Finance B.V. (Netherlands), 3.25%, 05/11/2025(c)	11,316,000	11,132,841

		44,396,302

Integrated Telecommunication Services-0.35%
AT&T, Inc.,
4.30%, 02/15/2030	3,526,000	3,385,092

3.50%, 09/15/2053	7,328,000	5,411,268

3.55%, 09/15/2055	4,562,000	3,345,203

3.80%, 12/01/2057	3,619,000	2,744,251

Telefonica Emisiones S.A. (Spain),
4.67%, 03/06/2038	3,505,000	3,042,095

5.21%, 03/08/2047	6,725,000	5,829,853

Verizon Communications, Inc.,
3.38%, 02/15/2025(c)	13,206,000	13,035,780

3.40%, 03/22/2041	5,788,000	4,669,155

		41,462,697

Interactive Home Entertainment-0.03%
Take-Two Interactive Software, Inc., 3.70%, 04/14/2027	3,559,000	3,427,266

Interactive Media & Services-0.43%
Snap, Inc., Conv., 0.75%, 08/01/2026	33,200,000	30,336,500

TripAdvisor, Inc., Conv., 0.25%, 04/01/2026	3,197,000	2,672,692

Twitter, Inc., Conv., 0.00%, 03/15/2026(d)	19,647,000	17,682,300

		50,691,492

Internet & Direct Marketing Retail-0.23%
Amazon.com, Inc., 2.88%, 05/12/2041(c)	24,106,000	19,265,457

Match Group Financeco 2, Inc., Conv., 0.88%, 06/15/2026(e)	4,000,000	3,890,000

Match Group Financeco 3, Inc., Conv., 2.00%, 01/15/2030(e)	4,000,000	3,991,254

		27,146,711

Internet Services & Infrastructure-0.23%
Shopify, Inc. (Canada), Conv., 0.13%, 11/01/2025	31,379,000	26,860,424

Investment Banking & Brokerage-1.18%
Goldman Sachs Group, Inc. (The),
4.25%, 10/21/2025	5,807,000	5,730,763

2.91%, 07/21/2042(g)	3,205,000	2,336,640

GS Finance Corp.,
Series 0003, Conv., 0.00%, 07/19/2029(d)(e)	62,330,000	62,847,339

0.00%, 07/30/2029(d)	62,338,000	61,178,513

Morgan Stanley, 4.00%, 07/23/2025	6,870,000	6,830,874

		138,924,129

	Principal Amount	Value

IT Consulting & Other Services-0.12%
International Business Machines Corp., 2.88%, 11/09/2022	$14,485,000	$14,480,207

Leisure Products-0.20%
Peloton Interactive, Inc., Conv., 0.00%, 02/15/2026(d)	33,579,000	23,423,882

Life & Health Insurance-0.60%
American Equity Investment Life Holding Co., 5.00%, 06/15/2027(c)	8,671,000	8,501,642

Athene Global Funding, 2.75%, 06/25/2024(e)	2,890,000	2,775,511

Athene Holding Ltd., 3.45%, 05/15/2052	11,766,000	8,016,622

Brighthouse Financial, Inc., 3.85%, 12/22/2051	18,342,000	12,649,635

Delaware Life Global Funding, Series 21-1, 2.66%, 06/29/2026(e)	20,728,000	18,962,182

Guardian Life Global Funding, 2.90%, 05/06/2024(c)(e)	7,450,000	7,328,067

Jackson National Life Global Funding, 3.25%, 01/30/2024(c)(e)	4,885,000	4,805,299

Nationwide Financial Services, Inc., 5.30%, 11/18/2044(e)	4,250,000	3,965,483

Prudential Financial, Inc., 3.91%, 12/07/2047	4,898,000	4,285,218

		71,289,659

Managed Health Care-0.04%
UnitedHealth Group, Inc., 3.50%, 08/15/2039	5,806,000	5,008,809

Movies & Entertainment-1.34%
Liberty Media Corp., Conv., 1.38%, 10/15/2023	61,171,000	78,880,004

Liberty Media Corp.-Liberty Formula One, Conv., 2.25%, 08/15/2027(e)	3,159,000	3,160,579

Live Nation Entertainment, Inc., Conv., 2.50%, 03/15/2023	20,716,000	28,629,220

Magallanes, Inc.,
3.79%, 03/15/2025(e)	16,392,000	15,808,212

5.05%, 03/15/2042(e)	7,965,000	6,523,690

5.14%, 03/15/2052(e)	9,886,000	7,928,818

TWDC Enterprises 18 Corp., 3.00%, 02/13/2026(c)	3,773,000	3,665,408

Walt Disney Co. (The), 3.00%, 09/15/2022	13,867,000	13,869,265

		158,465,196

Multi-line Insurance-0.05%
Liberty Mutual Group, Inc., 3.95%, 05/15/2060(e)	9,030,000	6,449,722

Multi-Utilities-0.09%
NiSource, Inc., 4.38%, 05/15/2047(c)	6,015,000	5,307,438

Sempra Energy, 3.80%, 02/01/2038	5,871,000	5,044,772

		10,352,210

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Equity and Income Fund

	Principal Amount	Value

Oil & Gas Exploration & Production-0.07%
Cameron LNG LLC, 3.70%, 01/15/2039(e)	$6,519,000	$5,510,994

ConocoPhillips Co., 4.15%, 11/15/2034	2,403,000	2,195,331

		7,706,325

Oil & Gas Refining & Marketing-0.03%
Valero Energy Corp., 4.00%, 06/01/2052(c)	5,068,000	4,095,649

Oil & Gas Storage & Transportation-0.63%
Energy Transfer L.P.,
Series 5Y, 4.20%, 09/15/2023	1,638,000	1,635,215

4.90%, 03/15/2035	3,640,000	3,319,869

5.30%, 04/01/2044	8,165,000	7,181,370

5.00%, 05/15/2050	7,684,000	6,608,173

Enterprise Products Operating LLC,
6.45%, 09/01/2040	555,000	609,004

4.25%, 02/15/2048	7,354,000	6,286,817

Kinder Morgan, Inc.,
4.30%, 06/01/2025	9,053,000	9,024,961

5.30%, 12/01/2034	4,203,000	4,121,265

MPLX L.P.,
4.50%, 07/15/2023	18,525,000	18,596,825

4.50%, 04/15/2038	8,564,000	7,581,931

Spectra Energy Partners L.P., 4.50%, 03/15/2045	5,468,000	4,778,502

Texas Eastern Transmission L.P., 7.00%, 07/15/2032	3,835,000	4,294,650

		74,038,582

Other Diversified Financial Services-0.06%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland), 3.85%, 10/29/2041	4,009,000	2,955,999

Blackstone Holdings Finance Co. LLC, 5.00%, 06/15/2044(e)	3,975,000	3,827,507

		6,783,506

Packaged Foods & Meats-0.01%
Mead Johnson Nutrition Co. (United Kingdom), 4.13%, 11/15/2025	648,000	650,430

Paper Packaging-0.02%
International Paper Co., 6.00%, 11/15/2041	2,855,000	2,921,763

Personal Products-0.02%
GSK Consumer Healthcare Capital US LLC, 4.00%, 03/24/2052(e)	2,954,000	2,405,474

Pharmaceuticals-0.53%
Bayer US Finance II LLC (Germany), 4.38%, 12/15/2028(e)	9,800,000	9,428,181

Bristol-Myers Squibb Co., 4.13%, 06/15/2039	6,435,000	6,039,125

Pacira BioSciences, Inc., Conv., 0.75%, 08/01/2025	31,922,000	31,522,975

Supernus Pharmaceuticals, Inc., Conv., 0.63%, 04/01/2023	11,964,000	11,694,810

	Principal Amount	Value

Pharmaceuticals-(continued)
Zoetis, Inc., 4.70%, 02/01/2043	$4,101,000	$3,931,305

		62,616,396

Property & Casualty Insurance-0.15%
Allstate Corp. (The), 3.28%, 12/15/2026	3,260,000	3,178,121

Markel Corp.,
5.00%, 03/30/2043	4,185,000	3,920,032

5.00%, 05/20/2049	5,140,000	4,856,819

Travelers Cos., Inc. (The), 4.60%, 08/01/2043	6,455,000	6,190,645

		18,145,617

Railroads-0.28%
Burlington Northern Santa Fe LLC, 3.85%, 09/01/2023	7,363,000	7,373,010

Canadian Pacific Railway Co. (Canada), 3.00%, 12/02/2041	3,965,000	3,128,042

CSX Corp., 5.50%, 04/15/2041	1,660,000	1,742,699

Norfolk Southern Corp., 3.40%, 11/01/2049	4,879,000	3,854,838

Union Pacific Corp.,
3.20%, 05/20/2041	10,131,000	8,356,840

4.15%, 01/15/2045	4,410,000	3,867,839

3.84%, 03/20/2060	5,560,000	4,676,797

		33,000,065

Real Estate Services-0.20%
Redfin Corp., Conv., 0.00%, 10/15/2025(d)	35,941,000	23,191,865

Regional Banks-0.06%
PNC Financial Services Group, Inc. (The), 3.45%, 04/23/2029(c)	7,450,000	7,062,723

Reinsurance-0.08%
PartnerRe Finance B LLC, 3.70%, 07/02/2029	5,795,000	5,429,134

Reinsurance Group of America, Inc., 4.70%, 09/15/2023	3,711,000	3,731,020

		9,160,154

Restaurants-0.06%
Starbucks Corp., 3.55%, 08/15/2029	7,440,000	6,987,984

Retail REITs-0.17%
Kimco Realty Corp., 3.20%REIT, 04/01/2032(c)	12,105,000	10,486,062

Regency Centers L.P.,
2.95%, 09/15/2029	7,960,000	6,959,388

4.65%, 03/15/2049	2,970,000	2,633,993

		20,079,443

Semiconductor Equipment-0.07%
NXP B.V./NXP Funding LLC (China), 5.35%, 03/01/2026	7,660,000	7,797,506

Semiconductors-0.95%
Broadcom, Inc., 3.47%, 04/15/2034(e)	6,975,000	5,653,796

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Equity and Income Fund

	Principal Amount	Value

Semiconductors-(continued)
Marvell Technology, Inc., 2.45%, 04/15/2028	$12,029,000	$10,463,711

Microchip Technology, Inc., Conv., 0.13%, 11/15/2024	51,688,000	54,207,790

Micron Technology, Inc.,
4.66%, 02/15/2030(c)	7,270,000	6,819,173

3.37%, 11/01/2041	1,778,000	1,263,208

Texas Instruments, Inc., 2.63%, 05/15/2024	2,275,000	2,243,726

Wolfspeed, Inc., Conv., 0.25%, 02/15/2028(e)	27,139,000	30,802,765

		111,454,169

Specialized Finance-0.07%
National Rural Utilities Cooperative Finance Corp., 2.75%, 04/15/2032(c)	9,898,000	8,553,307

Specialized REITs-0.34%
American Tower Corp., 1.60%, 04/15/2026	8,541,000	7,664,922

Crown Castle, Inc.,
2.50%, 07/15/2031	14,073,000	11,569,096

4.75%, 05/15/2047	470,000	424,352

EPR Properties, 4.75%, 12/15/2026	17,525,000	16,516,786

LifeStorage L.P., 3.50%, 07/01/2026	4,667,000	4,497,616

		40,672,772

Specialty Chemicals-0.01%
Sherwin-Williams Co. (The), 4.50%, 06/01/2047	1,665,000	1,486,117

Systems Software-0.37%
Mandiant, Inc., Series A, Conv., 1.00%, 06/01/2025(f)	17,382,000	16,990,906

Microsoft Corp., 3.50%, 02/12/2035(c)	4,259,000	4,076,421

Oracle Corp., 3.60%, 04/01/2040	10,910,000	7,944,495

VMware, Inc., 1.00%, 08/15/2024(c)	14,992,000	14,052,521

		43,064,343

Technology Distributors-0.06%
Avnet, Inc., 4.63%, 04/15/2026(c)	7,645,000	7,571,112

Technology Hardware, Storage & Peripherals-0.25%
Apple, Inc., 3.35%, 02/09/2027(c)	3,495,000	3,439,131

Western Digital Corp., Conv., 1.50%, 02/01/2024	27,606,000	26,336,124

		29,775,255

Tobacco-0.22%
Altria Group, Inc., 5.80%, 02/14/2039(c)	12,541,000	11,619,170

Philip Morris International, Inc.,
3.60%, 11/15/2023	3,940,000	3,932,808

4.88%, 11/15/2043	11,740,000	10,211,580

		25,763,558

	Principal Amount	Value

Trading Companies & Distributors-0.09%
Air Lease Corp.,
3.00%, 09/15/2023	$627,000	$618,455

4.25%, 09/15/2024(c)	4,355,000	4,307,039

Aircastle Ltd., 4.40%, 09/25/2023	5,510,000	5,478,027

		10,403,521

Trucking-0.06%
Aviation Capital Group LLC, 4.88%, 10/01/2025(e)	7,745,000	7,396,127

Wireless Telecommunication Services-0.27%
America Movil S.A.B. de C.V. (Mexico), 4.38%, 07/16/2042	6,610,000	5,927,995

Rogers Communications, Inc. (Canada),
4.50%, 03/15/2043	6,080,000	5,248,652

4.30%, 02/15/2048	8,020,000	6,662,850

T-Mobile USA, Inc.,
2.70%, 03/15/2032(c)	10,676,000	8,901,404

3.40%, 10/15/2052	7,422,000	5,368,738

		32,109,639

Total U.S. Dollar Denominated Bonds & Notes (Cost $2,642,519,787)		2,453,097,499

U.S. Treasury Securities-10.18%
U.S. Treasury Bills-0.01%
1.11%, 09/15/2022(j)(k)	17,000	16,994

1.46% - 2.54%, 11/17/2022(j)(k)	677,000	673,126

		690,120

U.S. Treasury Bonds-0.81%
4.50%, 02/15/2036	5,525,000	6,374,793

3.38%, 08/15/2042	32,697,900	31,916,216

2.88%, 05/15/2052	62,302,000	57,434,656

		95,725,665

U.S. Treasury Notes-9.36%
3.25%, 08/31/2024	267,992,000	266,861,409

3.13%, 08/15/2025	198,298,000	196,315,020

3.13%, 08/31/2027	343,911,900	340,875,805

3.13%, 08/31/2029	260,478,000	257,954,619

2.75%, 08/15/2032	43,866,300	42,324,125

		1,104,330,978

Total U.S. Treasury Securities (Cost $1,209,357,400)		1,200,746,763

	Shares
Preferred Stocks-0.58%
Asset Management & Custody Banks-0.21%
AMG Capital Trust II, 5.15%, Conv. Pfd.	483,000	24,207,960

Diversified Banks-0.03%
Wells Fargo & Co., 5.85%, Series Q, Pfd.(g)	142,800	3,428,628

Oil & Gas Storage & Transportation-0.34%
El Paso Energy Capital Trust I, 4.75%, Conv. Pfd.	875,900	40,203,810

Total Preferred Stocks (Cost $63,824,606)		67,840,398

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Equity and Income Fund

	Principal Amount	Value

U.S. Government Sponsored Agency Mortgage-Backed Securities-0.14%
Federal Home Loan Mortgage Corp. (FHLMC)-0.07%
6.50%, 05/01/2029	$1	$1

6.75%, 03/15/2031	7,000,000	8,686,877

5.50%, 02/01/2037	3	3

		8,686,881

Federal National Mortgage Association (FNMA)-0.07%
6.63%, 11/15/2030	6,315,000	7,732,819

7.00%, 07/01/2032	4,692	4,691

		7,737,510

Government National Mortgage Association (GNMA)-0.00%
8.00%, 06/15/2026 to 01/20/2031	8,223	8,321

7.50%, 12/20/2030	540	584

		8,905

Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $17,466,752)		16,433,296

Municipal Obligations-0.05%
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4), Series 2010 A, RB, 6.66%, 04/01/2057 (Cost $4,779,000)	4,779,000	5,586,726

	Shares

Money Market Funds-4.65%
Invesco Government & Agency Portfolio, Institutional Class, 2.22%(l)(m)	193,530,051	193,530,051

Investment Abbreviations:

Conv.	– Convertible
LIBOR	– London Interbank Offered Rate
Pfd.	– Preferred
RB	– Revenue Bonds
REIT	– Real Estate Investment Trust
USD	– U.S. Dollar

	Shares	Value

Money Market Funds-(continued)
Invesco Liquid Assets Portfolio, Institutional Class, 2.26%(l)(m)	133,157,914	$133,184,545

Invesco Treasury Portfolio, Institutional Class, 2.14%(l)(m)	221,177,201	221,177,201

Total Money Market Funds (Cost $547,790,283)		547,891,797

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.78% (Cost $10,038,385,579)		11,766,164,967

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-1.48%
Invesco Private Government Fund, 2.29%(l)(m)(n)	48,966,220	48,966,219

Invesco Private Prime Fund, 2.37%(l)(m)(n)	125,900,546	125,913,139

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $174,869,074)		174,879,358

TOTAL INVESTMENTS IN SECURITIES-101.26% (Cost $10,213,254,653)		11,941,044,325

OTHER ASSETS LESS LIABILITIES–(1.26)%		(148,622,187)

NET ASSETS-100.00%		$11,792,422,138

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Equity and Income Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2022.
(d)	Zero coupon bond issued at a discount.
(e)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2022 was $342,271,076, which represented 2.90% of the Fund’s Net Assets.

(f)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(g)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(h)	Perpetual bond with no specified maturity date.
(i)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2022.
(j)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1M.
(k)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(l)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$175,173,218	$669,761,738	$(651,404,905)	$-	$-	$193,530,051	$1,046,645
Invesco Liquid Assets Portfolio, Institutional Class	120,871,565	477,615,745	(465,289,218)	7,258	(20,805)	133,184,545	721,240
Invesco Treasury Portfolio, Institutional Class	200,197,963	765,441,986	(744,462,748)	-	-	221,177,201	1,093,007
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	51,949,135	3,160,764,011	(3,163,746,927)	-	-	48,966,219	391,920	*
Invesco Private Prime Fund	240,068,817	6,285,358,942	(6,399,499,797)	10,282	(25,105)	125,913,139	1,222,389	*
Total	$788,260,698	$11,358,942,422	$(11,424,403,595)	$17,540	$(45,910)	$722,771,155	$4,475,201

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(m)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.
(n)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.

Open Futures Contracts
Short Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation
Interest Rate Risk

U.S. Treasury 5 Year Notes	119	December-2022	$(13,187,617)	$64,149	$64,149

U.S. Treasury 10 Year Notes	246	December-2022	(28,758,938)	231,857	231,857

Total Futures Contracts				$296,006	$296,006

Open Forward Foreign Currency Contracts
						Unrealized
Settlement		Contract to				Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)
Currency Risk

09/02/2022	Bank of New York Mellon (The)	CAD	34,549,038	USD	26,836,226	$530,260

09/02/2022	Bank of New York Mellon (The)	EUR	82,587,081	USD	83,901,784	905,866

09/02/2022	Bank of New York Mellon (The)	GBP	122,983,321	USD	147,635,942	4,766,146

09/02/2022	Bank of New York Mellon (The)	USD	68,207,672	EUR	67,969,777	98,582

10/07/2022	Bank of New York Mellon (The)	GBP	106,398,161	USD	124,494,361	808,867

09/02/2022	State Street Bank & Trust Co.	CAD	151,492	USD	117,979	2,631

09/02/2022	State Street Bank & Trust Co.	EUR	3,978,363	USD	4,059,959	61,901

09/02/2022	State Street Bank & Trust Co.	USD	1,230,287	EUR	1,234,298	10,121

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Equity and Income Fund

Open Forward Foreign Currency Contracts–(continued)

						Unrealized
Settlement		Contract to				Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)

10/07/2022	State Street Bank & Trust Co.	EUR	992,442	USD	999,751	$90

Subtotal–Appreciation						7,184,464

Currency Risk

09/02/2022	Bank of New York Mellon (The)	USD	124,065,642	GBP	106,102,490	(806,316)

10/07/2022	Bank of New York Mellon (The)	EUR	67,894,719	USD	68,290,545	(98,082)

09/02/2022	State Street Bank & Trust Co.	EUR	1,092,520	USD	1,089,358	(8,570)

09/02/2022	State Street Bank & Trust Co.	USD	27,037,735	CAD	34,700,530	(616,421)

09/02/2022	State Street Bank & Trust Co.	USD	18,924,270	EUR	18,453,888	(379,028)

09/02/2022	State Street Bank & Trust Co.	USD	20,470,495	GBP	16,880,831	(860,025)

Subtotal–Depreciation						(2,768,442)

Total Forward Foreign Currency Contracts						$4,416,022

Abbreviations:

CAD –Canadian Dollar

EUR –Euro

GBP –British Pound Sterling

USD –U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Equity and Income Fund

Statement of Assets and Liabilities

August 31, 2022

Assets:
Investments in unaffiliated securities, at value (Cost $9,490,595,296)*	$11,218,273,170

Investments in affiliated money market funds, at value (Cost $722,659,357)	722,771,155

Other investments:
Variation margin receivable – futures contracts	42,281

Unrealized appreciation on forward foreign currency contracts outstanding	7,184,464

Cash	5,946

Foreign currencies, at value (Cost $4,760,811)	4,775,520

Receivable for:
Fund shares sold	3,311,359

Dividends	18,485,148

Interest	18,099,475

Investment for trustee deferred compensation and retirement plans	1,075,229

Other assets	184,895

Total assets	11,994,208,642

Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	2,768,442

Payable for:
Investments purchased	8,608,696

Dividends	65

Fund shares reacquired	6,204,952

Collateral upon return of securities loaned	174,869,074

Accrued fees to affiliates	6,581,030

Accrued trustees’ and officers’ fees and benefits	10,519

Accrued other operating expenses	1,520,272

Trustee deferred compensation and retirement plans	1,223,454

Total liabilities	201,786,504

Net assets applicable to shares outstanding	$11,792,422,138

Net assets consist of:
Shares of beneficial interest	$9,623,226,709

Distributable earnings	2,169,195,429

$11,792,422,138

Net Assets:
Class A	$9,654,156,593

Class C	$275,539,977

Class R	$96,886,981

Class Y	$702,847,191

Class R5	$218,033,208

Class R6	$844,958,188

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	939,740,370

Class C	27,466,201

Class R	9,364,920

Class Y	68,406,889

Class R5	21,215,684

Class R6	82,250,577

Class A:
Net asset value per share	$10.27

Maximum offering price per share (Net asset value of $10.27 ÷ 94.50%)	$10.87

Class C:
Net asset value and offering price per share	$10.03

Class R:
Net asset value and offering price per share	$10.35

Class Y:
Net asset value and offering price per share	$10.27

Class R5:
Net asset value and offering price per share	$10.28

Class R6:
Net asset value and offering price per share	$10.27

*	At August 31, 2022, securities with an aggregate value of $171,568,838 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Equity and Income Fund

Statement of Operations

For the year ended August 31, 2022

Investment income:
Interest	$84,809,342

Dividends (net of foreign withholding taxes of $1,531,340)	165,753,925

Dividends from affiliated money market funds (includes securities lending income of $673,877)	3,534,769

Foreign withholding tax claims	3,840,771

Total investment income	257,938,807

Expenses:
Advisory fees	44,874,081

Administrative services fees	1,829,405

Custodian fees	72,241

Distribution fees:
Class A	26,004,375

Class C	3,239,062

Class R	525,230

Transfer agent fees – A, C, R and Y	16,895,880

Transfer agent fees – R5	236,457

Transfer agent fees – R6	289,911

Trustees’ and officers’ fees and benefits	115,996

Registration and filing fees	296,362

Reports to shareholders	397,911

Professional services fees	143,682

Other	118,131

Total expenses	95,038,724

Less: Fees waived and/or expense offset arrangement(s)	(377,434)

Net expenses	94,661,290

Net investment income	163,277,517

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	685,925,372

Affiliated investment securities	(45,910)

Foreign currencies	(720,137)

Forward foreign currency contracts	35,439,825

Futures contracts	5,190,343

725,789,493

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(1,690,607,323)

Affiliated investment securities	17,540

Foreign currencies	(65,584)

Forward foreign currency contracts	5,374,124

Futures contracts	336,826

(1,684,944,417)

Net realized and unrealized gain (loss)	(959,154,924)

Net increase (decrease) in net assets resulting from operations	$(795,877,407)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Equity and Income Fund

Statement of Changes in Net Assets

For the years ended August 31, 2022 and 2021

	2022	2021

Operations:
Net investment income	$163,277,517	$142,522,247

Net realized gain	725,789,493	1,405,228,190

Change in net unrealized appreciation (depreciation)	(1,684,944,417)	1,780,992,924

Net increase (decrease) in net assets resulting from operations	(795,877,407)	3,328,743,361

Distributions to shareholders from distributable earnings:
Class A	(1,331,277,071)	(273,871,306)

Class C	(41,341,537)	(8,532,718)

Class R	(12,970,924)	(3,061,412)

Class Y	(97,780,944)	(25,931,807)

Class R5	(31,158,054)	(7,677,124)

Class R6	(116,375,441)	(31,356,638)

Total distributions from distributable earnings	(1,630,903,971)	(350,431,005)

Share transactions–net:
Class A	798,338,222	(562,032,712)

Class C	(24,089,966)	(131,989,868)

Class R	2,482,302	(32,364,711)

Class Y	67,528,652	(168,784,160)

Class R5	20,447,063	(50,000,971)

Class R6	100,549,556	(320,513,442)

Net increase (decrease) in net assets resulting from share transactions	965,255,829	(1,265,685,864)

Net increase (decrease) in net assets	(1,461,525,549)	1,712,626,492

Net assets:
Beginning of year	13,253,947,687	11,541,321,195

End of year	$11,792,422,138	$13,253,947,687

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco Equity and Income Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 08/31/22	$12.52	$0.14	$(0.83)	$(0.69)	$(0.16)	$(1.40)	$(1.56)	$10.27	(6.36)%		$9,654,157	0.78%		0.78%		1.25%		152%
Year ended 08/31/21	9.83	0.13	2.87	3.00	(0.17)	(0.14)	(0.31)	12.52	31.02		10,841,867	0.78		0.78		1.10		127
Year ended 08/31/20	10.12	0.17	0.18	0.35	(0.19)	(0.45)	(0.64)	9.83	3.53		9,034,006	0.78		0.79		1.75		133
Year ended 08/31/19	11.10	0.19	(0.36)	(0.17)	(0.21)	(0.60)	(0.81)	10.12	(0.96)		9,845,902	0.78		0.79		1.87		138
Year ended 08/31/18	10.96	0.17	0.70	0.87	(0.22)	(0.51)	(0.73)	11.10	8.21		10,151,828	0.77		0.78		1.55		129
Class C
Year ended 08/31/22	12.25	0.06	(0.81)	(0.75)	(0.07)	(1.40)	(1.47)	10.03	(7.01)		275,540	1.53		1.53		0.50		152
Year ended 08/31/21	9.63	0.04	2.81	2.85	(0.09)	(0.14)	(0.23)	12.25	29.94		362,829	1.53		1.53		0.35		127
Year ended 08/31/20	9.91	0.10	0.19	0.29	(0.12)	(0.45)	(0.57)	9.63	2.87		402,761	1.53		1.54		1.00		133
Year ended 08/31/19	10.89	0.12	(0.36)	(0.24)	(0.14)	(0.60)	(0.74)	9.91	(1.75	)(d)	576,794	1.49	(d)	1.50	(d)	1.16	(d)	138
Year ended 08/31/18	10.76	0.09	0.69	0.78	(0.14)	(0.51)	(0.65)	10.89	7.43	(d)	1,437,488	1.51	(d)	1.52	(d)	0.81	(d)	129
Class R
Year ended 08/31/22	12.59	0.11	(0.82)	(0.71)	(0.13)	(1.40)	(1.53)	10.35	(6.48)		96,887	1.03		1.03		1.00		152
Year ended 08/31/21	9.89	0.10	2.88	2.98	(0.14)	(0.14)	(0.28)	12.59	30.61		114,169	1.03		1.03		0.85		127
Year ended 08/31/20	10.17	0.15	0.19	0.34	(0.17)	(0.45)	(0.62)	9.89	3.35		118,249	1.03		1.04		1.50		133
Year ended 08/31/19	11.16	0.17	(0.37)	(0.20)	(0.19)	(0.60)	(0.79)	10.17	(1.30)		148,055	1.03		1.04		1.62		138
Year ended 08/31/18	11.01	0.14	0.72	0.86	(0.20)	(0.51)	(0.71)	11.16	8.00		203,003	1.02		1.03		1.30		129
Class Y
Year ended 08/31/22	12.52	0.17	(0.83)	(0.66)	(0.19)	(1.40)	(1.59)	10.27	(6.12)		702,847	0.53		0.53		1.50		152
Year ended 08/31/21	9.84	0.15	2.87	3.02	(0.20)	(0.14)	(0.34)	12.52	31.22		778,769	0.53		0.53		1.35		127
Year ended 08/31/20	10.12	0.19	0.20	0.39	(0.22)	(0.45)	(0.67)	9.84	3.91		749,507	0.53		0.54		2.00		133
Year ended 08/31/19	11.11	0.22	(0.37)	(0.15)	(0.24)	(0.60)	(0.84)	10.12	(0.81)		987,287	0.53		0.54		2.12		138
Year ended 08/31/18	10.96	0.20	0.71	0.91	(0.25)	(0.51)	(0.76)	11.11	8.58		1,192,995	0.52		0.53		1.80		129
Class R5
Year ended 08/31/22	12.52	0.18	(0.82)	(0.64)	(0.20)	(1.40)	(1.60)	10.28	(5.98)		218,033	0.48		0.48		1.55		152
Year ended 08/31/21	9.84	0.16	2.86	3.02	(0.20)	(0.14)	(0.34)	12.52	31.28		242,934	0.46		0.46		1.42		127
Year ended 08/31/20	10.12	0.20	0.19	0.39	(0.22)	(0.45)	(0.67)	9.84	3.98		235,461	0.47		0.48		2.06		133
Year ended 08/31/19	11.11	0.22	(0.36)	(0.14)	(0.25)	(0.60)	(0.85)	10.12	(0.75)		397,607	0.47		0.48		2.18		138
Year ended 08/31/18	10.96	0.20	0.72	0.92	(0.26)	(0.51)	(0.77)	11.11	8.64		494,838	0.47		0.48		1.85		129
Class R6
Year ended 08/31/22	12.52	0.18	(0.83)	(0.65)	(0.20)	(1.40)	(1.60)	10.27	(6.01)		844,958	0.41		0.41		1.62		152
Year ended 08/31/21	9.83	0.17	2.87	3.04	(0.21)	(0.14)	(0.35)	12.52	31.50		913,379	0.39		0.39		1.49		127
Year ended 08/31/20	10.12	0.21	0.18	0.39	(0.23)	(0.45)	(0.68)	9.83	3.97		1,001,337	0.38		0.39		2.15		133
Year ended 08/31/19	11.10	0.23	(0.35)	(0.12)	(0.26)	(0.60)	(0.86)	10.12	(0.56)		1,178,312	0.38		0.39		2.27		138
Year ended 08/31/18	10.96	0.21	0.71	0.92	(0.27)	(0.51)	(0.78)	11.10	8.64		1,193,501	0.38		0.39		1.94		129

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.97% and 0.99% for the years ended August 31, 2019 and 2018, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco Equity and Income Fund

Notes to Financial Statements

August 31, 2022

NOTE 1–Significant Accounting Policies

Invesco Equity and Income Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is current income and, secondarily, capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available and unreliable are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from

22	Invesco Equity and Income Fund

settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Foreign Withholding Taxes – The Fund is subject to foreign withholding tax imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax refunds in certain jurisdictions to recover a portion of amounts previously withheld. The Fund will record a receivable for such tax refunds based on several factors including; an assessment of a jurisdiction’s legal obligation to pay reclaims, administrative practices and payment history. Any receivables recorded will be shown under receivables for Tax reclaims on the Statement of Assets and Liabilities.

As a result of recent court rulings in certain countries across the European Union, tax refunds for previously withheld taxes on dividends earned in those countries have been received. These tax refund payments are reflected as Foreign withholding tax claims in the Statement of Operations, and any related interest is included in Interest income. The Fund may incur fees paid to third party providers that assist in the recovery of the tax reclaims. These fees are reflected on the Statement of Operations as Professional fees, if any. In the event tax refunds received by the Fund during the fiscal year exceed the foreign withholding taxes paid by the Fund for the year, and the Fund previously passed foreign tax credits on to its shareholders, the Fund intends to enter into a closing agreement with the Internal Revenue Service in order to pay the associated liability on behalf of the Funds’ shareholders. For the year ended August 31, 2022, the Fund did not enter into any closing agreements.

G.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

H.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the

23	Invesco Equity and Income Fund

investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

On September 29, 2021, the Board of Trustees appointed the Adviser to serve as an affiliated securities lending agent for the Fund. Prior to September 29, 2021, the Bank of New York Mellon (the “BNYM”) served as the sole securities lending agent for the Fund under the securities lending program. BNYM also continues to serve as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended August 31, 2022, the Fund paid the Adviser $6,575 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services are included in Dividends from affiliated money market funds on the Statement of Operations.

K.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

L.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

M.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

N.

LIBOR Risk – The Fund may have investments in financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. LIBOR is intended to measure the rate generally at which banks can lend and borrow from one another in the relevant currency on an unsecured basis. The UK Financial Conduct Authority (“FCA”), the regulator that oversees LIBOR, announced that the majority of LIBOR rates would cease to be published or would no longer be representative on January 1, 2022. Although the publication of most LIBOR rates ceased at the end of 2021, a selection of widely used USD LIBOR rates continues to be published until June 2023 to allow for an orderly transition away from these rates.

There remains uncertainty and risks relating to the continuing LIBOR transition and its effects on the Fund and the instruments in which the Fund invests. There can be no assurance that the composition or characteristics of any alternative reference rates (“ARRs”) or financial instruments in which the Fund invests that utilize ARRs will be similar to or produce the same value or economic equivalence as LIBOR or that these instruments will have the same volume or liquidity. Additionally, there remains uncertainty and risks relating to certain “legacy” USD LIBOR instruments that were issued or entered into before December 31, 2021 and the process by which a replacement interest rate will be identified and implemented into these instruments when USD LIBOR is ultimately discontinued. The effects of such uncertainty and risks in “legacy” USD LIBOR instruments held by the Fund could result in losses to the Fund.

24	Invesco Equity and Income Fund

O.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

P.	Other Risks – Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
Q.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 150 million	0.500%

Next $100 million	0.450%

Next $100 million	0.400%

Over $350 million	0.350%

For the year ended August 31, 2022, the effective advisory fee rate incurred by the Fund was 0.35%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2023, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.75%, 1.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

Further, the Adviser has contractually agreed, through at least June 30, 2024, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended August 31, 2022, the Adviser waived advisory fees of $369,076.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class C shares and Class R shares to reimburse IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will reimburse annual fees of up to 0.25% of Class A average daily net assets, up to 1.00% of Class C average daily net assets and up to 0.50% of Class R average daily net assets. The fees are accrued daily and paid monthly. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of each Fund. For the year ended August 31, 2022, expenses incurred under the Plans are shown in the Statements of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2022, IDI advised the Fund that IDI retained $2,244,731 in front-end sales commissions from the sale of Class A shares and $21,573 and $17,391 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the year ended August 31, 2022, the Fund incurred $111,289 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when

25	Invesco Equity and Income Fund

market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$7,220,848,356	$253,720,132	$–	$7,474,568,488

U.S. Dollar Denominated Bonds & Notes	–	2,453,097,499	–	2,453,097,499

U.S. Treasury Securities	–	1,200,746,763	–	1,200,746,763

Preferred Stocks	67,840,398	–	–	67,840,398

U.S. Government Sponsored Agency Mortgage-Backed Securities	–	16,433,296	–	16,433,296

Municipal Obligations	–	5,586,726	–	5,586,726

Money Market Funds	547,891,797	174,879,358	–	722,771,155

Total Investments in Securities	7,836,580,551	4,104,463,774	–	11,941,044,325

Other Investments - Assets*

Futures Contracts	296,006	–	–	296,006

Forward Foreign Currency Contracts	–	7,184,464	–	7,184,464

	296,006	7,184,464	–	7,480,470

Other Investments - Liabilities*

Forward Foreign Currency Contracts	–	(2,768,442)	–	(2,768,442)

Total Other Investments	296,006	4,416,022	–	4,712,028

Total Investments	$7,836,876,557	$4,108,879,796	$–	$11,945,756,353

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2022:

	Value
Derivative Assets	Currency Risk	Interest Rate Risk	Total

Unrealized appreciation on futures contracts –Exchange-Traded(a)	$–	$296,006	$296,006

Unrealized appreciation on forward foreign currency contracts outstanding	7,184,464	–	7,184,464

Total Derivative Assets	7,184,464	296,006	7,480,470

Derivatives not subject to master netting agreements	–	(296,006)	(296,006)

Total Derivative Assets subject to master netting agreements	$7,184,464	$–	$7,184,464

			Value
Derivative Liabilities			Currency Risk

Unrealized depreciation on forward foreign currency contracts outstanding			$(2,768,442)

Derivatives not subject to master netting agreements			–

Total Derivative Liabilities subject to master netting agreements			$(2,768,442)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

26	Invesco Equity and Income Fund

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of August 31, 2022.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount

Bank of New York Mellon (The)	$7,109,721	$ (904,398)	$ 6,205,323	$–	$–	$6,205,323

State Street Bank & Trust Co.	74,743	(1,864,044)	(1,789,301)	–	–	(1,789,301)

Total	$7,184,464	$(2,768,442)	$ 4,416,022	$–	$–	$4,416,022

Effect of Derivative Investments for the year ended August 31, 2022

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain on Statement of Operations
	Currency	Interest
	Risk	Rate Risk	Total

Realized Gain:
Forward foreign currency contracts	$35,439,825	$ -	$35,439,825

Futures contracts	-	5,190,343	5,190,343

Change in Net Unrealized Appreciation:
Forward foreign currency contracts	5,374,124	-	5,374,124

Futures contracts	-	336,826	336,826

Total	$40,813,949	$5,527,169	$46,341,118

    The table below summarizes the average notional value of derivatives held during the period.

	Forward Foreign Currency Contracts	Futures Contracts

Average notional value	$454,339,928	$47,669,280

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2022, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $8,358.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2022 and 2021:

	2022	2021

Ordinary income*	$405,858,992	$319,505,310

Long-term capital gain	1,225,044,979	30,925,695

Total distributions	$1,630,903,971	$350,431,005

*	Includes short-term capital gain distributions, if any.

27	Invesco Equity and Income Fund

Tax Components of Net Assets at Period-End:
2022

Undistributed ordinary income	$58,577,587

Undistributed long-term capital gain	498,566,626

Net unrealized appreciation - investments	1,612,955,785

Net unrealized appreciation (depreciation) - foreign currencies	(53,520)

Temporary book/tax differences	(851,049)

Shares of beneficial interest	9,623,226,709

Total net assets	$11,792,422,138

    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, amortization and accretion on debt securities and convertible securities.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund does not have a capital loss carryforward as of August 31, 2022.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2022 was $3,288,203,685 and $3,555,438,072, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$2,157,789,620

Aggregate unrealized (depreciation) of investments	(544,833,835)

Net unrealized appreciation of investments	$1,612,955,785

    Cost of investments for tax purposes is $10,332,800,568.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of equalization, grantor trusts, partnerships and amortization and accretion on debt securities, on August 31, 2022, undistributed net investment income was increased by $16,164,302, undistributed net realized gain was decreased by $23,869,667 and shares of beneficial interest was increased by $7,705,365. This reclassification had no effect on the net assets of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Year ended		Year ended
	August 31, 2022(a)		August 31, 2021
	Shares	Amount	Shares	Amount

Sold:
Class A	73,356,241	$821,391,591	58,242,054	$669,800,555

Class C	3,295,934	36,084,783	2,590,316	29,233,330

Class R	1,695,763	19,133,379	1,710,982	19,747,287

Class Y	12,557,499	140,194,636	19,900,436	214,229,795

Class R5	1,999,576	22,716,626	2,354,176	27,344,388

Class R6	13,887,919	154,334,421	12,089,668	137,059,752

Issued as reinvestment of dividends:
Class A	111,734,771	1,239,743,507	23,190,215	252,704,975

Class C	3,557,970	38,628,074	743,597	7,865,915

Class R	1,158,750	12,961,497	280,215	3,056,809

Class Y	7,468,159	82,862,940	2,015,654	21,923,514

Class R5	2,808,247	31,157,973	705,455	7,676,880

Class R6	10,263,875	113,860,992	2,828,386	30,723,306

Automatic conversion of Class C shares to Class A shares:
Class A	4,151,000	46,487,423	6,564,025	73,322,454

Class C	(4,246,518)	(46,487,423)	(6,700,020)	(73,322,454)

28	Invesco Equity and Income Fund

	Summary of Share Activity

	Year ended		Year ended
	August 31, 2022(a)		August 31, 2021
	Shares	Amount	Shares	Amount

Reacquired:
Class A	(115,674,488)	$(1,309,284,299)	(140,490,555)	$(1,557,860,696)

Class C	(4,757,106)	(52,315,400)	(8,843,830)	(95,766,659)

Class R	(2,555,545)	(29,612,574)	(4,877,988)	(55,168,807)

Class Y	(13,823,013)	(155,528,924)	(35,908,759)	(404,937,469)

Class R5	(2,991,721)	(33,427,536)	(7,596,721)	(85,022,239)

Class R6	(14,867,094)	(167,645,857)	(43,789,347)	(488,296,500)

Net increase (decrease) in share activity	89,020,219	$965,255,829	(114,992,041)	$(1,265,685,864)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 49% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to s.ervices such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

29	Invesco Equity and Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Equity and Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Equity and Income Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the “Fund”) as of August 31, 2022, the related statement of operations for the year ended August 31, 2022, the statement of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2022 and the financial highlights for each of the five years in the period ended August 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP Houston, Texas October 21, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

30	Invesco Equity and Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2022 through August 31, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/22)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$917.00	$3.72	$1,021.32	$3.92	0.77%
Class C	1,000.00	914.00	7.43	1,017.44	7.83	1.54
Class R	1,000.00	917.30	4.93	1,020.06	5.19	1.02
Class Y	1,000.00	918.30	2.51	1,022.58	2.65	0.52
Class R5	1,000.00	919.40	2.27	1,022.84	2.40	0.47
Class R6	1,000.00	918.80	1.93	1,023.19	2.04	0.40

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2022 through August 31, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

31	Invesco Equity and Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2022, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Equity and Income Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2022. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2022 and June 13, 2022, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to detailed follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2022.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the remote and hybrid working environment resulting from the novel coronavirus (“COVID-19”) pandemic and paved the way for a hybrid working framework in a normalized environment as employees return to the office. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the

Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2021 to the performance of funds in the Broadridge performance universe and against the Russell 1000® Value Index (Index). The Board noted that performance of Class A shares of the Fund was in the first quintile of its performance universe for the one year period, the third quintile for the three year period and the fifth quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board acknowledged limitations regarding the Broadridge data, in particular that differences may exist between a Fund’s investment objective, principal investment strategies and/or investment restrictions and those of the funds in its performance universe. The Board

32	Invesco Equity and Income Fund

noted that the Fund is one of the few in the peer group classified as a value fund as opposed to a core or growth fund, and the value investment style has lagged behind the core and growth investment styles, which contributed to the Fund’s relative underperformance. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

    The Board also compared the Fund’s effective advisory fee rate (defined for this purpose as the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2021.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board considered information from Invesco Advisers regarding the levels of the Fund’s breakpoints in light of current assets. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a

result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

    The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades

33	Invesco Equity and Income Fund

through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

34	Invesco Equity and Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2022:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$1,237,349,979
Qualified Dividend Income*	54.40%
Corporate Dividends Received Deduction*	45.58%
U.S. Treasury Obligations*	4.77%
Qualified Business Income*	0.00%
Business Interest Income*	19.20%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Short-Term Capital Gain Distributions	$226,422,006

35	Invesco Equity and Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			190	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Equity and Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown - 1968 Trustee and Chair	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	190	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	190	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	190	Insperity, Inc. (formerly known as Administaff) (human resources provider); Member of Regional Board of Directors and Board of Directors, First Financial Bancorp (regional bank)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			190

Formerly:

Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee

Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	190	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis - 1950 Trustee	2003	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	190	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Equity and Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			190	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury and Director, ON Semiconductor Corporation (semiconductor manufacturing)	190	None
Ann Barnett Stern[2] - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment, Inc. a private philanthropic institution (private philanthropic institution) Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP and Andrews & Kurth LLP	190	Trustee and Board Vice Chair of Holdsworth Center (non-profit); Trustee and Chair of Nomination/Governance Committee, Good Reason Houston, (non-profit); Trustee and Investment Committee member of University of Texas Law School Foundation (non-profit); Board Member of Greater Houston Partnership (non-profit); Advisory Board member, Baker Institute for Public Policy at Rice University (non-profit) Formerly: Director and Audit Committee Member of Federal Reserve Bank of Dallas
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	190	None
Daniel S. Vandivort - 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management, 1994-2007; Trustee and Chair, Weiss Peck and Greer Funds Board, 2004-2005; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management, 1984-1994.	190	Formerly: Trustee and Governance Chair, Oppenheimer Funds, 2014-2019; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America, 2016-2019

[2]	Effective September 14, 2022, Ms. Ann Barnett Stern resigned as a Trustee of the Trust.

T-3	Invesco Equity and Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	2003

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Senior Vice President, Invesco Group Services, Inc.; Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Equity and Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Equity and Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds; and Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets)

Formerly, Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; Associate, Gaston Snow & Ely Bartlett

			N/A	N/A
			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco Equity and Income Fund

(This page intentionally left blank)

(This page intentionally left blank)

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-09913 and 333-36074	Invesco Distributors, Inc.	VK-EQI-AR-1

Annual Report to Shareholders	August 31, 2022

Invesco Floating Rate ESG Fund

Nasdaq:

A: AFRAX ∎ C: AFRCX ∎ R: AFRRX ∎ Y: AFRYX ∎ R5: AFRIX ∎ R6: AFRFX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

6	Liquidity Risk Management Program

8	Schedule of Investments

30	Financial Statements

33	Financial Highlights

34	Notes to Financial Statements

43	Report of Independent Registered Public Accounting Firm

44	Fund Expenses

45	Approval of Investment Advisory and Sub-Advisory Contracts

47	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2022, Class A shares of Invesco Floating Rate ESG Fund (the Fund), at net asset value (NAV), underperformed the Credit Suisse Leveraged Loan Index, the Fund’s style-specific benchmark.

  Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/21 to 8/31/22, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-1.31%
Class C Shares	-1.82
Class R Shares	-1.55
Class Y Shares	-1.06
Class R5 Shares	-1.04
Class R6 Shares	-0.99
Bloomberg U.S. Aggregate Bond IndexÚ (Broad Market Index)	-11.52
Credit Suisse Leveraged Loan Index∎ (Style-Specific Index)	0.18
Lipper Loan Participation Funds Classification Average[t] (Peer Group)	-1.49

Source(s): ÚRIMES Technologies Corp.; ∎Bloomberg LP; [t]Lipper Inc.

Market conditions and your Fund

During the fiscal year covered by this report, the senior loan market was characterized by risk aversion in reaction to escalating geopolitical turmoil in Ukraine, persistent inflation, rapidly escalating interest rate expectations, rising energy prices, and a softening economic growth outlook. The confluence of these various pressures drove flows out of capital markets and caused risk premia to widen. Despite these circumstances, loans continued to outperform other risk assets through the end of the fiscal year. Loans’ relative resilience to intensifying market head-winds served as a lower volatility asset class that features defensive positioning within issuers’ capital structures and has delivered strong yields over the recent fiscal year, yields which tend to grow as rates ascend. The last few months of the fiscal year saw a reversal in overall market performance, with the broad loan market up from the second quarter of 2022 lows. Senior loans’ defensive positioning at the top of the capital structure and floating rate feature benefited the asset class during these bouts of risk aversion and inflation jitters, while the current, relatively high, level of coupons helped the asset class maintain stable performance during the fiscal year relative to traditional asset classes.

    Senior loans returned 0.18%, as represented by the Credit Suisse Leveraged Loan Index during the Fund’s fiscal year.1 Throughout the 2021 calendar year risk assets performed well, and loans were no exception –returning 5.40%.1 The first month of 2022 continued this trend, however geopolitical turmoil and inflation began to influence performance by February. Loans suffered a weak second quarter of 2022, down 4.35%,1 driven largely by technical factors and not fundamentals. In particular, the risk-off sentiment in other markets led to retail outflows and more importantly, a lack of new collateralized loan obligation (CLO) creation (which represents 65% of loan demand) in May and June of 2022. At their low point, loan prices as of June 30, 2022, were implying a 7.9%1 default rate in the market, in excess of forecasted rates for 2023, and the rolling 12-month default rate.2 This has been fairly typical of other historical selloffs where the market overshoots compensating investors for actual defaults and then rallies sharply as buyers step in. Since the end of June 2022, CLO creation has come back in earnest, driving prices sharply higher. Loans were up 1.87% in July and another 1.53% in August, bringing the average price to $94.19.1 Loans are down 1.17% year-to-date and have outperformed high yield bonds by approximately 900 basis points (bps).1,3 In addition to CLO buyers, we believe regular way cash buyers have recognized that the market was overcompensating them for defaults and have stepped in, viewing this as a buying opportunity. During the fiscal year, BB-, B- and CCC-rated† loans returned 1.46%, 0.46% and -6.04%, respectively.1 Energy was the best performing sector, returning 4.84% for the fiscal year, while consumer durables was the worst performing sector, returning -5.53%.1

    The loan market continues to benefit from strong supportive fundamental backdrops. As of the first quarter of 2022, overall leverage for loan issuers (excluding gaming and transportation) declined for a fourth consecutive quarter, while at the same time corporate profits have remained robust.4 The second quarter of 2022 saw interest coverage ratios reach a record high, despite continued rising rates.5 With approximately 0.5% of the market trading at distressed levels and minimal near-term maturity challenges, we believe the market is poised to experience relatively low defaults for the foreseeable future as is historically typical following peaks in default rates (absent any drastic changes in earnings/ liquidity conditions). Spreads and yields remain robust, with the average loan coupon now surpassing the average coupon for high-yield bonds for the first time on record.4 We anticipate that this will benefit current investors and drive-up potential demand.

    As of August 31, 2022, the 12-month default rate was 0.60%.2 Issuer fundamentals ended the most recent quarter with a strong ability to service their debt, even in a rising rate environment. Interest coverage ratios are near their highs, currently 4.3x,5 so companies have sufficient ability to absorb higher rates. Additionally, leverage levels have returned to pre-pandemic levels as borrowers have repaired their balance sheets and pushed out their maturities. As of June 30, 2022, only 2.6% of outstanding loans mature in the next 18 months so there is little refinancing risk in the market.4 The average price in the senior loan market was $94.19 as of August 31, 2022.1 Given the price of senior loans at the end of the fiscal year, they provided a 9.24% yield (represented by the yield to 3-year life).1

    During the fiscal year ending August 31, 2022, Invictus Media, California Resources and My Alarm Center contributed to the Fund’s absolute performance, while Avaya, MLN US HoldCo (dba Mitel) and Riverbed Technology detracted from absolute Fund performance. During the fiscal year, the Fund sold the positions in Invictus Media and California Resources.

    The Fund’s over-weighting and underweighting of individual issuers, relative to their weightings in the Credit Suisse Leveraged Loan Index, was an overall contributor to relative performance, while the allocation to non-benchmark assets was an overall detractor to the performance of the benchmark.

    In managing the Fund, we seek to take advantage of market opportunities by decreasing risk in the Fund when we believe senior loans are overbought and increasing risk when we believe they are oversold. We seek to efficiently allocate risk within the portfolio to maximize risk-adjusted returns through five different considerations consisting of credit selection, sector migration, risk positioning, asset selection and trading.

    During the fiscal year, the Fund’s allocation to recent primary deals, broadly speaking, also contributed to the Fund’s performance relative to its style-specific benchmark. Through August 2021, the Fund’s credit positioning was a contributor to relative performance, as the Fund shifted to an overweight allocation to lower-quality assets, compared to that of the Credit Suisse Leveraged Loan Index.

    The senior loan asset class behaves differently from many traditional fixed-income investments. The interest income generated by

2	Invesco Floating Rate ESG Fund

a portfolio of senior loans is usually determined by a fixed-credit spread over the London Interbank Offered Rate (Libor) or a similar reference rate. Because senior loans generally have a very short duration and the coupons, or interest rates, are usually adjusted every 30 to 90 days as the reference rate changes, the yield on the portfolio adjusts. Interest rate risk refers to the tendency for traditional fixed-income prices to decline when interest rates rise. For senior loans, however, interest rates and income are variable and the prices of loans are therefore less sensitive to interest rate changes than traditional fixed-income bonds. As a result, senior loans can provide a natural hedge against rising interest rates.

    We are monitoring interest rates, the market and economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the US Federal Reserve and other central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments and the market price of the Fund’s shares.

    As always, we appreciate your continued participation in Invesco Floating Rate ESG Fund.

1	Source: Credit Suisse Leveraged Loan Index

2	Source: Morningstar LSTA US Leveraged Loan Index

3	Source: Credit Suisse High Yield Index

4	Source: JP Morgan

5	Source: Pitchbook LCD

†A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. For more information on rating methodologies, please visit the following NRSRO websites: standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage; moodys.com and select “Rating Methodologies” under Research and Ratings on the homepage; and fitchratings.com and select “Ratings Definitions” on the homepage.

Portfolio manager(s):

Scott Baskind

Thomas Ewald - Lead

Philip Yarrow

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Floating Rate ESG Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/12

1 Source: Bloomberg LP

2 Source: Lipper Inc.

3 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Floating Rate ESG Fund

Average Annual Total Returns
As of 8/31/22, including maximum applicable sales charges
Class A Shares
Inception (5/1/97)	3.76%
10 Years	3.10
5 Years	2.25
1 Year	-3.80
Class C Shares
Inception (3/31/00)	3.47%
10 Years	2.96
5 Years	2.24
1 Year	-2.77
Class R Shares
Inception (4/13/06)	3.12%
10 Years	3.09
5 Years	2.51
1 Year	-1.55
Class Y Shares
Inception (10/3/08)	4.69%
10 Years	3.62
5 Years	3.02
1 Year	-1.06
Class R5 Shares
Inception (4/13/06)	3.67%
10 Years	3.64
5 Years	3.02
1 Year	-1.04
Class R6 Shares
10 Years	3.69%
5 Years	3.08
1 Year	-0.99

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    For periods prior to August 21, 2020, performance is that of the fund using its previous investment strategy, which did not apply ESG criteria.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 2.50% sales charge and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Floating Rate ESG Fund

Supplemental Information

Invesco Floating Rate ESG Fund’s investment objective is total return, comprised of current income and capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of August 31, 2022, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.
∎	The Credit Suisse Leveraged Loan Index represents tradable, senior-secured, US dollar-denominated, noninvestment-grade loans.
∎	The Lipper Loan Participation Funds Classification Average represents an average of all of the funds in the Lipper Loan Participation Funds classification.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements, including the terms of the Fund’s credit facility, the financial health of the institution providing the credit facility and the fact that the credit facility is shared among multiple funds. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 21-23, 2022, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2021, through December 31, 2021 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus pandemic on the Fund and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:
∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Committee had established an HLIM for the Fund and the Fund complied with its HLIM.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Floating Rate ESG Fund

Fund Information

Portfolio Composition†

By credit quality	% of total investments

BBB-	1.2%

BB+	2.0

BB	3.7

BB-	10.8

B+	11.0

B	30.5

B-	25.0

CCC+	4.3

CCC	2.6

CCC-	0.5

CC	0.5

Non-Rated	6.5

Equity	1.5

†Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non- Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage.

Top Five Debt Issuers*

		% of total net assets

1.	Crown Finance US, Inc.	1.05%

2.	Intelsat Jackson Holdings S.A.	0.97

3.	HotelBeds	0.88

4.	United Airlines, Inc.	0.86

5.	Harbor Purchaser, Inc.	0.85

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of August 31, 2022.

7	Invesco Floating Rate ESG Fund

Schedule of Investments

August 31, 2022

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Variable Rate Senior Loan Interests–90.72%(b)(c)
Aerospace & Defense–3.38%
Brown Group Holding LLC
Incremental Term Loan B-2(d)	-	07/02/2029		$7,069	$6,993,523

Term Loan B (1 mo. USD LIBOR + 2.50%)	5.02%	06/07/2028		7,169	7,076,578

Castlelake Aviation Ltd., Term Loan B (1 mo. USD LIBOR + 2.75%)	4.58%	10/25/2026		14,607	14,360,889

CEP IV Investment 16 S.a.r.l. (ADB Safegate) (Luxembourg), Term Loan B (3 mo. EURIBOR + 3.50%)	3.50%	10/03/2024	EUR	5,531	4,967,357

Dynasty Acquisition Co., Inc.
Term Loan B-1 (1 mo. USD LIBOR + 3.50%)	6.02%	04/08/2026		15,173	14,673,526

Term Loan B-2 (1 mo. USD LIBOR + 3.50%)	6.02%	04/08/2026		8,155	7,886,401

Gogo Intermediate Holdings LLC, Term Loan B (1 mo. USD LIBOR + 3.75%)	6.56%	04/30/2028		11,849	11,643,740

Greenrock Finance, Inc.
Delayed Draw Term Loan(e)	0.00%	04/12/2029		2,913	2,874,889

Term Loan B (3 mo. Term SOFR + 4.25%)	6.36%	04/12/2029		6,312	6,228,925

IAP Worldwide Services, Inc.
Revolver Loan (Acquired 07/22/2014-05/10/2019; Cost $929,279)(e)(f)(g)	0.00%	07/18/2023		929	929,279

Second Lien Term Loan (3 mo. USD LIBOR + 6.50%) (Acquired 08/18/2014-05/10/2019; Cost $942,436)(f)(g)	8.75%	07/18/2023		951	951,053

KKR Apple Bidco LLC
First Lien Term Loan (1 mo. Term SOFR + 4.00%)	6.38%	09/22/2028		1,718	1,697,217

First Lien Term Loan (1 mo. USD LIBOR + 2.75%)	5.27%	09/22/2028		10,216	10,007,880

Second Lien Term Loan (1 mo. USD LIBOR + 5.75%)	8.27%	09/21/2029		3,860	3,768,669

Maxar Technologies Ltd. (Canada), Term Loan B (1 mo. Term SOFR + 4.25%)	6.81%	06/09/2029		13,976	13,460,650

Peraton Corp.
First Lien Term Loan B (1 mo. USD LIBOR + 3.75%)	6.27%	02/01/2028		150	146,136

Second Lien Term Loan (1 mo. USD LIBOR + 7.75%)	10.14%	02/01/2029		8,120	7,783,019

Propulsion (BC) Finco S.a.r.l. (Spain), Term Loan B(d)(f)	-	02/10/2029		11,253	10,915,581

TransDigm, Inc.
Term Loan E (1 mo. USD LIBOR + 2.25%)	4.77%	05/30/2025		8,658	8,477,203

Term Loan F (1 mo. USD LIBOR + 2.25%)	4.77%	12/09/2025		1,335	1,303,613

Term Loan G (1 mo. USD LIBOR + 2.25%)	4.77%	08/22/2024		2,892	2,846,148

					138,992,276

Air Transport–2.82%
AAdvantage Loyalty IP Ltd., Term Loan B (1 mo. USD LIBOR + 4.75%)	7.46%	04/20/2028		27,403	27,048,948

Air Canada (Canada), Term Loan B (1 mo. USD LIBOR + 3.50%)	6.42%	08/11/2028		5,439	5,274,585

American Airlines, Inc.
Term Loan (3 mo. USD LIBOR + 1.75%)	4.24%	06/27/2025		9,549	8,881,844

Term Loan B (3 mo. USD LIBOR + 2.00%)	4.39%	12/15/2023		1,681	1,666,476

Avolon TLB Borrower 1 (US) LLC, Term Loan B-4 (1 mo. USD LIBOR + 1.50%)	3.87%	02/12/2027		10,303	10,101,435

eTraveli Group (Sweden), Term Loan B-1 (3 mo. EURIBOR + 4.25%)	4.25%	08/02/2024	EUR	2,093	2,070,289

Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., Term Loan (1 mo. USD LIBOR + 5.25%)	7.31%	06/21/2027		9,276	9,449,870

PrimeFlight Aviation Services, Inc., Term Loan (1 mo. USD LIBOR + 5.50%)(f)	8.50%	05/09/2024		2,145	2,144,651

SkyMiles IP Ltd., Term Loan (3 mo. USD LIBOR + 3.75%)	6.46%	10/20/2027		1,272	1,291,544

United Airlines, Inc., Term Loan B (1 mo. USD LIBOR + 3.75%)	6.53%	04/21/2028		36,088	35,228,670

WestJet Airlines Ltd. (Canada), Term Loan B (3 mo. USD LIBOR + 3.00%)	5.03%	12/11/2026		13,936	12,859,956

					116,018,268

Automotive–2.29%
Adient PLC, Term Loan B (1 mo. USD LIBOR + 3.25%)	5.77%	04/10/2028		17,445	17,134,116

Autokiniton US Holdings, Inc., Term Loan B (1 mo. USD LIBOR + 4.50%)	6.87%	04/06/2028		11,661	11,348,006

BCA Marketplace (United Kingdom)
Second Lien Term Loan B (6 mo. SONIA + 7.50%)	9.19%	07/27/2029	GBP	3,072	3,149,344

Term Loan B (6 mo. SONIA + 4.75%)	5.94%	07/28/2028	GBP	759	802,405

Belron Finance US LLC, Incremental Term Loan (1 mo. USD LIBOR + 2.50%)	5.06%	10/30/2026		1,205	1,192,718

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Floating Rate ESG Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Automotive–(continued)
Driven Holdings LLC, Term Loan B (1 mo. USD LIBOR + 3.25%)(f)	3.52%	11/20/2028		$4,913	$4,790,509

Garrett Borrowing LLC, Term Loan B (1 mo. USD LIBOR + 3.25%)(f)	6.06%	04/30/2028		4,818	4,746,252

Highline Aftermarket Acquisition LLC, Term Loan (1 mo. USD LIBOR + 4.50%)	7.02%	11/09/2027		14,847	14,327,156

Mavis Tire Express Services TopCo L.P., Term Loan B (1 mo. Term SOFR + 4.00%)	6.38%	05/04/2028		22,207	21,713,854

PowerStop LLC, Term Loan B (1 mo. USD LIBOR + 4.75%)	7.82%	01/24/2029		8,099	6,236,009

Superior Industries International, Inc., Term Loan (3 mo. USD LIBOR + 4.00%)	6.52%	05/22/2024		4,183	4,078,307

Truck Hero, Inc., Term Loan(d)	-	01/31/2028		719	658,179

Winter Park Intermediate, Inc., Term Loan B	-	05/11/2028		4,664	3,939,161

					94,116,016

Beverage & Tobacco–0.79%
AI Aqua Merger Sub, Inc.
Delayed Draw Term Loan(d)	-	07/31/2028		2,031	1,958,227

Incremental Term Loan(d)	-	07/30/2028		8,936	8,616,200

Al Aqua Merger Sub, Inc., Term Loan B (1 mo. USD LIBOR + 3.75%)	6.04%	07/31/2028		10,148	9,799,382

Arctic Glacier U.S.A., Inc., Term Loan (3 mo. USD LIBOR + 3.50%)	5.75%	03/20/2024		4,880	4,401,582

Naked Juice LLC (Tropicana), Second Lien Term Loan (3 mo. Term SOFR + 6.00%)	8.15%	01/20/2030		4,430	4,112,110

Waterlogic Holdings Ltd. (United Kingdom), Term Loan B (1 mo. USD LIBOR + 4.75%)	7.27%	08/17/2028		3,727	3,689,293

					32,576,794

Brokers, Dealers & Investment Houses–0.33%
AqGen Island Intermediate Holdings, Inc.
First Lien Term Loan B (1 mo. USD LIBOR + 3.50%)	5.81%	08/02/2028		8,529	8,262,322

Second Lien Term Loan B (1 mo. USD LIBOR + 6.50%)	9.16%	08/05/2029		99	91,170

Zebra Buyer LLC
First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	5.56%	11/01/2028		707	699,294

Term Loan (3 mo. Term SOFR + 3.75%)	6.05%	11/01/2028		4,658	4,641,148

					13,693,934

Building & Development–3.20%
American Builders & Contractors Supply Co., Inc., Term Loan (1 mo. USD LIBOR + 2.00%)	4.52%	01/15/2027		4,086	4,016,549

Brookfield Retail Holdings VII Sub 3 LLC, Term Loan B (3 mo. USD LIBOR + 2.50%)	4.96%	08/27/2025		2,083	2,055,478

Chariot Buyer LLC, Term Loan B (1 mo. USD LIBOR + 3.50%)	6.02%	11/03/2028		9,613	9,180,633

Core & Main L.P., Term Loan B (1 mo. USD LIBOR + 2.50%)	4.99%	06/10/2028		10,157	9,944,072

Empire Today LLC, Term Loan B (1 mo. USD LIBOR + 5.00%)	7.37%	04/01/2028		7,941	6,484,975

Fusilli HoldCo (Jersey), Term Loan B (3 mo. EURIBOR + 6.00%)	6.93%	10/12/2023	EUR	2,297	1,980,605

Icebox Holdco III, Inc.
Delayed Draw Term Loan(e)	0.00%	12/22/2028		3,291	3,163,601

Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	9.00%	12/21/2029		1,544	1,462,834

Term Loan B (1 mo. USD LIBOR + 3.75%)	6.00%	12/22/2028		15,865	15,252,509

LHS Borrow LLC (Leaf Home Solutions), Term Loan B (1 mo. Term SOFR + 4.75%)	7.31%	02/16/2029		18,271	16,557,960

Mayfair Mall LLC, Term Loan (1 mo. USD LIBOR + 3.25%)(f)	4.58%	04/20/2023		2,311	2,102,603

Modulaire (Algeco) (United Kingdom), Term Loan B (3 mo. EURIBOR + 4.50%)	4.50%	12/15/2028	EUR	1,075	1,010,695

Oldcastle BuildingEnvelope, Inc., Term Loan B (3 mo. Term SOFR + 4.50%)	6.11%	04/29/2029		9,510	8,931,922

Quikrete Holdings, Inc.
First Lien Term Loan (3 mo. USD LIBOR + 2.63%)	5.15%	02/01/2027		2,427	2,344,669

Term Loan B (1 mo. USD LIBOR + 3.00%)	5.52%	06/11/2028		13,771	13,360,232

Re/Max LLC, Term Loan (1 mo. USD LIBOR + 2.50%)	5.06%	07/21/2028		4,624	4,442,174

SRS Distribution, Inc.
Incremental Term Loan (3 mo. Term SOFR + 3.50%)	6.18%	06/04/2028		7,665	7,392,657

Term Loan B (1 mo. USD LIBOR + 3.50%)	6.31%	06/02/2028		4,860	4,709,009

Standard Industries, Inc., Term Loan B (1 mo. USD LIBOR + 2.50%)	3.79%	09/22/2028		2,201	2,184,549

TAMKO Building Products LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	5.81%	05/29/2026		8,661	8,375,747

Werner FinCo L.P., Term Loan (3 mo. USD LIBOR + 4.00%)	6.52%	07/24/2024		6,627	6,179,985

Xella (Luxembourg), Term Loan B-4 (3 mo. EURIBOR + 3.68%)	3.68%	04/12/2028	EUR	723	635,575

					131,769,033

Business Equipment & Services–9.26%
Adevinta ASA (Norway), Term Loan B-2 (1 mo. USD LIBOR + 2.75%)	5.25%	06/26/2028		7,064	6,963,465

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Floating Rate ESG Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Business Equipment & Services–(continued)
Aegion Corp., Term Loan B (1 mo. USD LIBOR + 4.75%)(f)	7.13%	05/17/2028		$11,701	$10,940,719

Allied Universal Holdco LLC
Term Loan (1 mo. USD LIBOR + 3.75%)	6.27%	05/12/2028		5,025	4,808,764

Term Loan B (3 mo. EURIBOR + 3.75%)	3.75%	05/12/2028	EUR	664	619,030

AutoScout24 (Speedster Bidco GmbH) (Germany), Second Lien Term Loan (3 mo. EURIBOR + 6.25%)	6.00%	03/31/2028	EUR	470	445,133

Blucora, Inc., Term Loan (1 mo. USD LIBOR + 4.00%)	6.25%	05/22/2024		6,172	6,157,092

Camelot Finance L.P.
Incremental Term Loan B (1 mo. USD LIBOR + 3.00%)	5.52%	10/30/2026		11,285	11,017,013

Term Loan (1 mo. USD LIBOR + 3.00%)	5.52%	10/30/2026		9,521	9,320,161

Change Healthcare Holdings, Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	5.02%	03/01/2024		5,969	5,942,227

Checkout Holding Corp.
PIK First Lien Term Loan, 9.50% PIK Rate, 3.52% Cash Rate (3 mo. USD LIBOR + 7.50%) (Acquired 02/15/2019-11/12/2020; Cost $456,062)(g)	10.02%	02/15/2023		472	398,366

Term Loan (Acquired 02/15/2019; Cost $3,292)(g)(h)	9.50%	08/15/2023		11	3,814

Cimpress USA, Inc., Term Loan B (1 mo. USD LIBOR + 3.50%)	6.02%	05/17/2028		12,375	11,848,786

Constant Contact
Second Lien Term Loan (6 mo. USD LIBOR + 7.50%)	9.92%	02/15/2029		1,419	1,223,896

Term Loan B (1 mo. USD LIBOR + 4.00%)	6.42%	02/10/2028		12,534	12,008,856

Corp. Service Co., Term Loan B(d)	-	08/08/2029		6,607	6,516,040

CRCI Longhorn Holdings, Inc., Second Lien Term Loan (3 mo. USD LIBOR + 7.25%)(f)	9.74%	08/08/2026		234	220,928

Creation Technologies, Inc., Term Loan B (1 mo. USD LIBOR + 5.50%)(f)	7.79%	10/05/2028		8,569	7,755,147

Dakota Holding Corp.
First Lien Term Loan (1 mo. Term SOFR + 3.75%)	6.21%	04/09/2027		2,353	2,298,216

Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	9.27%	04/07/2028		2,299	2,270,238

Dun & Bradstreet Corp. (The)
Incremental Term Loan B (1 mo. Term SOFR + 3.25%)	5.71%	01/18/2029		4,212	4,124,715

Revolver Loan(e)(f)	0.00%	09/11/2025		9,172	8,673,529

Term Loan (1 mo. USD LIBOR + 3.25%)	5.74%	02/06/2026		11,929	11,628,043

EP Purchaser LLC, Term Loan B (1 mo. USD LIBOR + 3.50%)	5.75%	11/06/2028		2,646	2,606,311

Garda World Security Corp. (Canada)
Incremental Term Loan (3 mo. Term SOFR + 4.25%)	7.05%	02/11/2029		11,749	11,382,243

Term Loan (1 mo. USD LIBOR + 4.25%)	7.24%	10/30/2026		22,687	22,129,573

GI Revelation Acquisition LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.00%)	6.52%	05/12/2028		20,160	19,482,873

Grandir (France)
Delayed Draw Term Loan (3 mo. EURIBOR + 4.25%)	4.25%	09/29/2028	EUR	168	161,537

Term Loan B-1 (3 mo. EURIBOR + 4.25%)	4.25%	09/29/2028	EUR	1,009	969,220

Holding Socotec (France), Term Loan B (1 mo. USD LIBOR + 4.00%)(f)	6.25%	06/30/2028		5,616	5,271,684

I-Logic Tech Bidco Ltd. (United Kingdom), Term Loan (3 mo. Term SOFR + 4.00%)	6.20%	02/16/2028		5,369	5,283,055

INDIGOCYAN Midco Ltd. (Jersey), Term Loan B (3 mo. SONIA + 4.75%)	6.56%	06/23/2024	GBP	11,819	13,169,985

ION Trading Technologies S.a.r.l. (Luxembourg)
Term Loan B (1 mo. USD LIBOR + 4.75%)	7.00%	03/31/2028		16,044	15,656,359

Term Loan B (3 mo. EURIBOR + 4.25%)	4.25%	04/01/2028	EUR	1,576	1,537,143

Karman Buyer Corp., Term Loan (1 mo. USD LIBOR + 4.50%)	6.88%	10/28/2027		13,948	13,149,196

KBR, Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	5.24%	02/05/2027		3,794	3,785,381

Monitronics International, Inc.
Term Loan (1 mo. USD LIBOR + 7.50%)	10.31%	03/29/2024		13,252	8,869,182

Term Loan (1 mo. USD LIBOR + 6.00%)(f)	8.81%	07/03/2024		11,702	11,584,690

OCM System One Buyer CTB LLC, Term Loan (1 mo. USD LIBOR + 4.00%)	6.56%	03/02/2028		5,398	5,273,545

Orchid Merger Sub II LLC, Term Loan B (6 mo. Term SOFR + 4.75%)	7.58%	07/27/2027		10,201	9,758,914

Outfront Media Capital LLC, Term Loan (3 mo. USD LIBOR + 1.75%)	4.27%	11/18/2026		4,003	3,931,177

Prime Security Services Borrower LLC, Term Loan B-1 (1 mo. USD LIBOR + 2.75%)	5.11%	09/23/2026		7,727	7,567,494

Prometric Holdings, Inc., Term Loan (3 mo. USD LIBOR + 3.00%)	5.53%	01/29/2025		125	120,027

Red Ventures LLC (New Imagitas, Inc.), Term Loan B-2 (1 mo. USD LIBOR + 2.50%)	5.02%	11/08/2024		191	187,767

Sitel Worldwide Corp., Term Loan B (1 mo. USD LIBOR + 3.75%)	6.01%	08/28/2028		11,902	11,689,392

Skillsoft Corp., Term Loan B (1 mo. Term SOFR + 5.25%)	7.65%	07/14/2028		4,415	4,266,965

Spin Holdco, Inc., Term Loan B (1 mo. USD LIBOR + 4.00%)	5.61%	03/04/2028		22,274	20,992,842

Tempo Acquisition LLC, Term Loan B (1 mo. Term SOFR + 3.00%)	5.46%	08/31/2028		2,268	2,238,857

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Floating Rate ESG Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Business Equipment & Services–(continued)
Thermostat Purchaser III, Inc.
First Lien Delayed Draw Term Loan (1 mo. USD LIBOR + 4.50%)(f)	4.50%	08/31/2028		$39	$36,994

First Lien Delayed Draw Term Loan(e)(f)	0.00%	08/31/2028		329	313,569

Term Loan B (1 mo. USD LIBOR + 4.50%)(f)	7.57%	08/30/2028		2,081	1,982,407

Thevelia (US) LLC, First Lien Term Loan B (3 mo. Term SOFR + 4.00%)	6.13%	02/10/2029		11,555	10,876,000

Trans Union LLC, First Lien Term Loan (1 mo. USD LIBOR + 2.25%)	4.77%	11/30/2028		6,446	6,337,686

UnitedLex Corp., Term Loan (1 mo. USD LIBOR + 5.75%)(f)	8.12%	03/20/2027		1,473	1,406,673

Verra Mobility Corp., Term Loan B (1 mo. USD LIBOR + 3.25%)	5.50%	03/19/2028		13,128	12,992,364

Virtusa Corp.
Incremental Term Loan B (1 mo. Term SOFR + 3.75%)	6.31%	02/08/2029		7,482	7,313,837

Term Loan (1 mo. USD LIBOR + 3.75%)	6.27%	02/11/2028		6,470	6,332,651

WebHelp (France), Term Loan B (1 mo. USD LIBOR + 4.00%)(f)	5.29%	08/04/2028		6,453	6,291,722

WEX, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	4.77%	03/19/2028		604	592,550

					380,726,043

Cable & Satellite Television–2.63%
Altice Financing S.A. (Luxembourg)
Term Loan (3 mo. USD LIBOR + 2.75%)	5.26%	07/15/2025		2,642	2,576,761

Term Loan (3 mo. USD LIBOR + 2.75%)	5.26%	01/31/2026		1,056	1,020,541

Atlantic Broadband Finance LLC
Incremental Term Loan(d)	-	09/01/2028		9,206	9,036,605

Term Loan B (1 mo. USD LIBOR + 2.00%)	4.52%	01/03/2025		5,565	5,460,441

CSC Holdings LLC
Incremental Term Loan (3 mo. USD LIBOR + 2.25%)	4.64%	01/15/2026		852	830,187

Term Loan (3 mo. USD LIBOR + 2.25%)	4.64%	07/17/2025		2,529	2,461,074

Term Loan (1 mo. USD LIBOR + 2.50%)	4.89%	04/15/2027		4,877	4,729,559

Numericable-SFR S.A. (France)
Incremental Term Loan B-13 (3 mo. USD LIBOR + 4.00%)	6.91%	08/14/2026		18,548	18,040,069

Term Loan B-12 (3 mo. USD LIBOR + 3.69%)	6.20%	01/31/2026		11,448	11,117,586

ORBCOMM, Inc., Term Loan B (1 mo. USD LIBOR + 4.25%)	6.77%	09/01/2028		8,927	8,502,723

Telenet - LG, Term Loan AR (6 mo. USD LIBOR + 2.00%)	4.39%	04/30/2028		467	453,510

UPC - LG
Term Loan AT (1 mo. USD LIBOR + 2.25%)	4.64%	04/30/2028		116	113,425

Term Loan AX (1 mo. USD LIBOR + 3.00%)	5.39%	01/31/2029		16,353	15,954,290

Virgin Media 02 - LG (United Kingdom)
Term Loan N (1 mo. USD LIBOR + 2.50%)	4.89%	01/31/2028		7,875	7,719,354

Term Loan Q (1 mo. USD LIBOR + 3.25%)	5.64%	01/31/2029		18,363	18,183,736

Vodafone Ziggo - LG, Term Loan H(d)	-	01/31/2029	EUR	2,000	1,913,667

					108,113,528

Chemicals & Plastics–5.70%
AkzoNoble Chemicals, Term Loan (3 mo. USD LIBOR + 2.75%)	5.00%	10/01/2025		24,015	23,456,471

Aruba Investments, Inc.
First Lien Term Loan (1 mo. USD LIBOR + 4.00%)	6.44%	11/24/2027		4,036	3,894,645

Second Lien Term Loan (1 mo. USD LIBOR + 7.75%)	10.19%	11/24/2028		2,282	2,159,266

Arxada (Switzerland)
Term Loan B (3 mo. EURIBOR + 4.00%)	4.00%	07/03/2028	EUR	2,521	2,385,902

Term Loan B (1 mo. USD LIBOR + 4.00%)	6.25%	07/03/2028		1,584	1,468,313

Ascend Performance Materials Operations LLC, Term Loan (1 mo. USD LIBOR + 4.75%)	7.00%	08/27/2026		14,595	14,580,790

Avient Corp., Term Loan B(d)	-	07/27/2029		2,793	2,788,666

BASF Construction Chemicals (Germany), Term Loan B-3 (1 mo. USD LIBOR + 3.50%)	5.75%	09/29/2027		29,359	28,808,644

BES (Discovery Purchaser Corp.)
First Lien Term Loan(d)(f)	-	08/03/2030		2,903	2,584,007

Second Lien Term Loan(d)	-	08/03/2029		3,513	3,309,760

Caldic (Pearls BidCo) (Netherlands), Term Loan B (1 mo. Term SOFR + 3.75%)	6.41%	02/04/2029		2,189	2,066,108

Charter NEX US, Inc., Term Loan B (1 mo. USD LIBOR + 3.75%)	6.56%	12/01/2027		13,965	13,602,001

Colouroz Investment LLC (Germany)
PIK First Lien Term Loan B-2, 0.75% PIK Rate, 7.01% Cash Rate(h)	0.75%	09/21/2023		2,858	2,329,382

PIK First Lien Term Loan C, 0.75% PIK Rate, 6.80% Cash Rate(h)	0.75%	09/21/2023		377	307,547

PIK Second Lien Term Loan B-2, 5.75% PIK Rate, 7.01% Cash Rate(f)(h)	5.75%	09/21/2024		57	47,638

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Floating Rate ESG Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Chemicals & Plastics–(continued)
Cyanco Intermediate 2 Corp., First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	6.02%	03/16/2025		$2,928	$2,851,505

Eastman Tire Additives, Term Loan B (1 mo. USD LIBOR + 5.25%)	7.77%	11/01/2028		9,887	9,002,917

Fusion, Term Loan B (3 mo. Term SOFR + 4.00%)(f)	6.16%	02/01/2029		9,844	9,474,964

Gemini HDPE LLC, Term Loan B (1 mo. USD LIBOR + 3.00%)	5.81%	12/31/2027		686	676,605

ICP Group Holdings LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	6.00%	12/29/2027		6,348	5,491,015

INEOS Quattro Holdings Ltd. (United Kingdom), Term Loan B (1 mo. USD LIBOR + 2.75%)	5.27%	01/29/2026		4,464	4,369,855

Ineos US Finance LLC
Term Loan (3 mo. USD LIBOR + 2.00%)	4.59%	03/31/2024		463	459,136

Term Loan (1 mo. USD LIBOR + 2.50%)	5.09%	11/08/2028		3,681	3,623,068

Kraton Corp., Term Loan (1 mo. USD LIBOR + 3.99%)	5.11%	11/18/2028		4,318	4,269,738

Lummus Technology (Illuminate Buyer LLC), Term Loan B(d)	-	06/30/2027		9,037	8,750,995

Messer Industries USA, Inc., Term Loan B-1 (3 mo. USD LIBOR + 2.50%)	4.75%	03/02/2026		2,829	2,784,713

Nobian Finance B.V., Term Loan B (3 mo. EURIBOR + 3.20%)	3.20%	07/01/2026	EUR	998	890,506

Oxea Corp., Term Loan B-2 (3 mo. USD LIBOR + 3.25%)	5.69%	10/14/2024		4,446	4,287,373

Perstorp Holding AB (Sweden), Term Loan B (3 mo. USD LIBOR + 4.75%)	6.25%	02/27/2026		7,638	7,581,042

Potters Industries LLC, Term Loan B (1 mo. USD LIBOR + 4.00%)(f)	6.25%	12/14/2027		2,891	2,793,558

PQ Corp., Term Loan B (1 mo. USD LIBOR + 2.50%)	5.31%	06/09/2028		757	742,950

Proampac PG Borrower LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	7.50%	11/03/2025		12,215	11,925,278

Tronox Finance LLC, Incremental Term Loan B (3 mo. Term SOFR + 3.25%)	5.30%	03/03/2029		7,874	7,729,471

Vertellus
Revolver Loan (1 mo. Term SOFR + 5.75%)(f)	0.50%	12/22/2025		423	405,885

Revolver Loan(e)(f)	0.00%	12/22/2025		2,396	2,300,013

Term Loan B (6 mo. Term SOFR + 5.75%)(f)	8.99%	12/22/2027		23,113	22,188,362

W.R. Grace & Co., Term Loan B (3 mo. USD LIBOR + 3.75%)	6.06%	09/22/2028		18,308	18,013,784

					234,401,873

Clothing & Textiles–0.91%
ABG Intermediate Holdings 2 LLC
Second Lien Term Loan (1 mo. Term SOFR + 6.00%)	8.56%	12/20/2029		4,051	3,827,876

Term Loan B-1 (1 mo. Term SOFR + 3.50%)	6.06%	12/21/2028		19,427	19,014,615

BK LC Lux SPV S.a.r.l., Term Loan B (1 mo. USD LIBOR + 3.25%)	5.10%	04/28/2028		11,531	11,170,792

Gloves Buyer, Inc., Term Loan (1 mo. USD LIBOR + 4.00%)	7.75%	12/29/2027		2,524	2,394,370

Mascot Bidco OYJ (Finland), Term Loan B (3 mo. EURIBOR + 4.50%)	5.13%	03/30/2026	EUR	1,260	1,224,122

					37,631,775

Conglomerates–0.32%
APi Group DE, Inc., Incremental Term Loan (1 mo. USD LIBOR + 2.75%)	5.27%	01/03/2029		2,967	2,928,601

CeramTec (CTEC III GmbH) (Germany), Term Loan B (3 mo. EURIBOR + 3.75%)	4.33%	03/16/2029	EUR	149	140,853

Safe Fleet Holdings LLC
Incremental First Lien Term Loan(d)(f)	-	02/23/2029		1,457	1,438,457

Second Lien Term Loan (3 mo. USD LIBOR + 6.75%)	9.12%	02/02/2026		580	543,342

Term Loan B (1 mo. Term SOFR + 3.75%)	6.15%	02/17/2029		8,383	8,228,656

					13,279,909

Containers & Glass Products–2.76%
Berlin Packaging LLC, Term Loan B-5 (1 mo. USD LIBOR + 3.75%)	6.13%	03/11/2028		14,740	14,282,000

Brook & Whittle Holding Corp.
Delayed Draw Term Loan(d)	-	12/14/2028		1,507	1,423,315

Incremental Term Loan B (3 mo. Term SOFR + 4.00%)	6.90%	12/14/2028		791	747,182

Term Loan B (3 mo. Term SOFR + 4.00%)	6.52%	12/14/2028		5,683	5,367,924

Duran Group (Germany), Term Loan B-2 (3 mo. USD LIBOR + 3.75%)(f)	4.50%	03/29/2024		9,114	8,692,593

Hoffmaster Group, Inc., First Lien Term Loan B-1 (1 mo. USD LIBOR + 4.00%)	6.25%	11/21/2023		8,142	7,470,432

Keter Group B.V. (Netherlands)
Term Loan B-1 (3 mo. EURIBOR + 4.25%)	5.25%	10/31/2023	EUR	5,064	4,530,621

Term Loan B-3 (3 mo. EURIBOR + 4.25%)	5.25%	10/31/2023	EUR	1,264	1,130,542

LABL, Inc. (Multi-Color)
Term Loan B (3 mo. EURIBOR + 5.00%)	5.00%	10/29/2028	EUR	2,357	2,301,471

Term Loan B (1 mo. USD LIBOR + 5.00%)	7.52%	10/29/2028		21,253	20,572,554

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Floating Rate ESG Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Containers & Glass Products–(continued)
Libbey Glass, Inc., Term Loan (1 mo. USD LIBOR + 8.00%) (Acquired 11/13/2020-01/13/2022; Cost $2,586,419)(g)	10.46%	11/13/2025		$2,820	$2,895,845

Logoplaste (Portugal), Term Loan B (1 mo. USD LIBOR + 4.05%)	6.30%	07/07/2028		6,515	6,164,619

Mold-Rite Plastics LLC
First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	5.22%	10/04/2028		7,996	7,696,660

Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)(f)	8.47%	10/04/2029		1,022	878,987

Pretium Packaging
First Lien Term Loan (1 mo. USD LIBOR + 4.00%)	6.37%	10/02/2028		6,397	6,045,183

Second Lien Term Loan B (1 mo. USD LIBOR + 6.75%)	9.03%	10/01/2029		828	722,543

Refresco Group N.V. (Netherlands)
Term Loan B (3 mo. SONIA + 5.25%)	6.94%	05/05/2029	GBP	910	1,034,416

Term Loan B(d)	-	07/12/2029		21,919	21,370,786

					113,327,673

Cosmetics & Toiletries–0.53%
Anastasia Parent LLC, Term Loan (3 mo. USD LIBOR + 3.75%)	6.00%	08/11/2025		1,497	1,227,244

Coty, Inc., Term Loan B (3 mo. USD LIBOR + 2.25%)	4.62%	04/05/2025		12,526	12,172,739

Parfums Holding Co., Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	6.52%	06/30/2024		4,153	3,978,665

Rodenstock (Germany), Term Loan B (3 mo. EURIBOR + 5.00%)	5.24%	06/29/2028	EUR	3,399	3,182,370

Wella, Term Loan B (3 mo. EURIBOR + 3.75%)	4.66%	02/24/2029	EUR	1,293	1,236,918

					21,797,936

Drugs–0.17%
Grifols Worldwide Operations USA, Inc., Term Loan B (3 mo. USD LIBOR + 2.00%)	4.52%	11/15/2027		193	187,447

Perrigo Investments LLC, Term Loan B (1 mo. Term SOFR + 2.50%)(f)	4.91%	04/06/2029		6,892	6,857,346

					7,044,793

Ecological Services & Equipment–0.65%
Anticimex (Sweden)
Incremental Term Loan B (1 mo. USD LIBOR + 4.00%)	7.07%	11/16/2028		1,669	1,630,136

Term Loan B (1 mo. USD LIBOR + 3.50%)	6.57%	11/16/2028		6,525	6,348,455

EnergySolutions LLC, Term Loan (3 mo. USD LIBOR + 3.75%)	6.00%	05/11/2025		10,928	10,231,490

GFL Environmental, Inc. (Canada), Incremental Term Loan (1 mo. USD LIBOR + 3.00%)	5.81%	05/30/2025		537	535,136

Groundworks LLC
Delayed Draw Term Loan (3 mo. USD LIBOR + 5.00%)(f)	7.81%	01/07/2026		275	271,060

Delayed Draw Term Loan (3 mo. USD LIBOR + 5.00%)(f)	7.81%	01/17/2026		2,952	2,916,299

Delayed Draw Term Loan(e)(f)	0.00%	01/17/2026		2,175	2,149,115

Term Loan (3 mo. USD LIBOR + 5.00%)(f)	7.81%	01/17/2026		488	481,615

OGF (France), Term Loan B-2 (3 mo. EURIBOR + 4.75%)	4.81%	12/31/2025	EUR	848	783,988

Patriot Container Corp., First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	6.27%	03/20/2025		1,759	1,534,921

					26,882,215

Electronics & Electrical–13.28%
Altar BidCo, Inc., Second Lien Term Loan (6 mo. Term SOFR + 5.60%)	7.35%	02/01/2030		991	908,810

AppLovin Corp., Term Loan B (1 mo. USD LIBOR + 3.00%)	5.25%	10/25/2028		7,360	7,178,010

Boxer Parent Co., Inc., Term Loan B (3 mo. EURIBOR + 4.00%)	4.00%	10/02/2025	EUR	90	87,696

Brave Parent Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	6.52%	04/18/2025		17,032	16,755,500

CDK Global, Inc., Term Loan B (6 mo. Term SOFR + 5.60%)	6.61%	06/09/2029		3,617	3,533,166

CommerceHub, Inc., Term Loan B (1 mo. USD LIBOR + 4.00%)	6.25%	01/01/2028		13,147	12,341,478

CommScope, Inc., Term Loan (3 mo. USD LIBOR + 3.25%)	5.77%	04/06/2026		24,008	23,088,918

ConnectWise LLC, Term Loan(d)	-	09/29/2028		4,059	3,958,003

Cornerstone OnDemand, Term Loan B (1 mo. USD LIBOR + 3.75%)	6.27%	10/16/2028		12,607	11,898,135

Delta Topco, Inc., First Lien Term Loan (3 mo. USD LIBOR + 3.75%)	5.84%	12/01/2027		19,637	18,669,276

Devoteam (Castillon S.A.S. - Bidco) (France), Term Loan B (3 mo. EURIBOR + 4.50%)	4.50%	12/09/2027	EUR	1,114	1,094,066

Diebold Nixdorf, Inc., Term Loan B(d)	-	11/06/2023		15,806	13,684,469

Digi International, Inc., Term Loan B (1 mo. USD LIBOR + 5.00%)	7.81%	11/01/2028		4,385	4,357,922

E2Open LLC, Term Loan (1 mo. USD LIBOR + 3.50%)	5.86%	02/04/2028		8,892	8,747,728

Emerald Technologies AcquisitionCo, Inc., Term Loan B (3 mo. Term SOFR + 4.50%)	8.81%	12/29/2027		1,244	1,205,113

Energizer Holdings, Inc., Term Loan (1 mo. USD LIBOR + 2.25%)	4.63%	12/22/2027		2,696	2,648,886

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Floating Rate ESG Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Electronics & Electrical–(continued)
Entegris, Inc., Term Loan B (1 mo. Term SOFR + 3.00%)	5.28%	07/06/2029		$9,038	$9,029,467

ETA Australia Holdings III Pty. Ltd. (Australia), First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	6.52%	05/06/2026		9,064	8,603,712

EverCommerce, Term Loan B (1 mo. USD LIBOR + 3.25%)	5.77%	07/01/2028		3,788	3,718,395

Finastra USA, Inc. (United Kingdom), First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	6.87%	06/13/2024		24,924	23,386,521

Forcepoint, Term Loan (1 mo. USD LIBOR + 4.50%)	7.31%	01/07/2028		9,013	8,515,121

Hyland Software, Inc.
First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	6.02%	07/01/2024		17,590	17,408,001

Second Lien Term Loan (1 mo. USD LIBOR + 6.25%)	8.77%	07/07/2025		1,148	1,136,528

Imperva, Inc.
Second Lien Term Loan (3 mo. USD LIBOR + 7.75%)	10.71%	01/11/2027		5,341	4,633,493

Term Loan(d)	-	01/10/2026		16,535	14,878,343

Infinite Electronics
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	9.25%	03/02/2029		749	708,279

Term Loan B(d)	-	03/02/2028		9,639	9,422,060

Informatica Corp., Term Loan (1 mo. USD LIBOR + 2.75%)	5.31%	10/15/2028		7,636	7,485,262

Instructure Holdings, Inc., Term Loan (1 mo. USD LIBOR + 2.75%)(f)	6.12%	11/01/2028		1,391	1,369,722

ION Corp., Term Loan B (1 mo. USD LIBOR + 3.75%)	5.95%	03/11/2028		1,864	1,803,358

Learning Pool (United Kingdom)
PIK Term Loan 1, 3.75% PIK Rate, 3.00% Cash Rate(f)(h)	3.75%	08/17/2028		4,677	4,594,339

Term Loan (1 mo. SONIA + 6.00%)(f)	7.19%	08/17/2028	GBP	1,913	1,748,557

Term Loan 2 (3 mo. USD LIBOR + 6.00%)(f)	6.75%	08/17/2028		1,782	1,750,167

Liftoff/Vungle, Term Loan B (1 mo. USD LIBOR + 3.75%)	6.27%	09/30/2028		3,465	2,880,615

LogMeIn, Term Loan B (1 mo. USD LIBOR + 4.75%)	7.12%	08/28/2027		25,917	20,364,248

Marcel Bidco LLC
Incremental Term Loan B (1 mo. USD LIBOR + 4.00%)(f)	6.46%	12/31/2027		481	473,627

Term Loan B-1 (3 mo. USD LIBOR + 3.25%)	5.52%	03/11/2025		2,462	2,418,762

Mavenir Systems, Inc., Term Loan B (1 mo. USD LIBOR + 4.75%)(f)	7.71%	08/13/2028		16,734	15,311,832

Maverick Bidco, Inc. (Mitratech)
First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	6.56%	05/18/2028		6,040	5,828,196

Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)(f)	9.56%	05/18/2029		174	166,829

McAfee Enterprise
Second Lien Term Loan (1 mo. USD LIBOR + 8.25%)	10.75%	07/27/2029		1,037	992,840

Term Loan B (1 mo. USD LIBOR + 4.75%)	7.25%	07/27/2028		4,955	4,740,120

McAfee LLC
First Lien Term Loan B (1 mo. Term SOFR + 3.75%)	6.16%	03/01/2029		22,144	21,077,931

Term Loan B (3 mo. EURIBOR + 4.00%)	4.00%	03/01/2029	EUR	2,972	2,900,570

Mediaocean LLC, Term Loan B (1 mo. USD LIBOR + 3.50%)	6.02%	12/15/2028		5,699	5,545,805

Mirion Technologies, Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	5.63%	10/20/2028		3,927	3,860,611

Natel Engineering Co., Inc., Term Loan (3 mo. USD LIBOR + 6.25%)(f)	7.92%	04/29/2026		15,874	14,842,521

Native Instruments (Germany), Term Loan (3 mo. EURIBOR + 6.00%)(f)	6.25%	03/03/2028	EUR	3,929	3,687,614

NCR Corp., Term Loan B (3 mo. USD LIBOR + 2.50%)	5.31%	08/28/2026		4,748	4,700,265

Oberthur Tech, Term Loan B-4 (3 mo. EURIBOR + 4.25%)	4.50%	01/10/2026	EUR	2,637	2,608,111

Oberthur Technologies of America Corp., Term Loan B (1 mo. USD LIBOR + 4.25%)(f)	7.04%	01/09/2026		12,303	12,056,567

Open Text Corp. (Canada), Term Loan (3 mo. USD LIBOR + 1.75%)	4.27%	05/30/2025		70	69,900

Optiv, Inc.
Second Lien Term Loan (3 mo. USD LIBOR + 7.25%)	9.77%	01/31/2025		4,046	3,828,625

Term Loan (3 mo. USD LIBOR + 3.25%)	5.77%	02/01/2024		25,651	25,005,791

Project Accelerate Parent LLC, First Lien Term Loan (3 mo. USD LIBOR + 4.25%)	6.77%	01/02/2025		7,671	7,421,964

Proofpoint, Inc., Term Loan B (1 mo. USD LIBOR + 3.25%)	6.32%	08/31/2028		135	130,240

Quest Software US Holdings, Inc.
Second Lien Term Loan (3 mo. Term SOFR + 7.50%)	10.23%	01/20/2030		753	670,136

Term Loan B (3 mo. Term SOFR + 4.25%)	5.78%	01/19/2029		19,448	17,748,963

RealPage, Inc., Term Loan B (1 mo. USD LIBOR + 3.00%)	5.52%	04/24/2028		4,368	4,212,852

Renaissance Holding Corp.
Incremental Term Loan (1 mo. Term SOFR + 4.50%)	6.79%	03/30/2029		1,642	1,607,770

Second Lien Term Loan (3 mo. USD LIBOR + 7.00%)	9.52%	05/29/2026		525	510,007

Riverbed Technology, Inc., PIK Term Loan, 2.00% PIK Rate, 9.63% Cash Rate(h)	2.00%	12/08/2026		9,413	4,482,817

Severin Acquisition LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.00%)	5.49%	08/01/2025		8	7,788

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Floating Rate ESG Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Electronics & Electrical–(continued)
SonicWall U.S. Holdings, Inc.
Second Lien Term Loan (3 mo. USD LIBOR + 7.50%)	10.48%	05/18/2026		$1,226	$1,155,949

Term Loan (1 mo. USD LIBOR + 3.75%)	6.73%	05/16/2025		12,956	12,620,932

Sophos (Surf Holdings LLC) (United Kingdom), Term Loan (3 mo. USD LIBOR + 3.50%)	5.17%	03/05/2027		7,336	7,176,689

SS&C Technologies, Inc.
Term Loan B-3 (3 mo. USD LIBOR + 1.75%)	4.27%	04/16/2025		3,164	3,102,475

Term Loan B-4 (3 mo. USD LIBOR + 1.75%)	4.27%	04/16/2025		2,568	2,518,550

Term Loan B-5 (3 mo. USD LIBOR + 1.75%)	4.27%	04/16/2025		1,837	1,800,085

Synaptics, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	4.36%	12/15/2028		1,594	1,585,988

TIBCO Software, Inc., Term Loan B-3 (1 mo. USD LIBOR + 3.75%)	6.28%	06/30/2026		1,901	1,895,776

Ultimate Software Group, Inc.
First Lien Term Loan (3 mo. USD LIBOR + 3.75%)	6.27%	05/04/2026		18,473	18,032,307

Second Lien Term Loan (1 mo. USD LIBOR + 5.25%)	7.54%	05/03/2027		2,741	2,685,286

Term Loan (1 mo. USD LIBOR + 3.25%)	5.54%	05/04/2026		10,461	10,156,490

UST Holdings Ltd., Term Loan B (1 mo. USD LIBOR + 3.75%)	6.19%	10/15/2028		8,849	8,716,084

Utimaco (Germany)
Term Loan B (3 mo. EURIBOR + 6.00%)(f)	6.58%	10/30/2028	EUR	9,126	8,987,751

Term Loan B (6 mo. Term SOFR + 6.00%)(f)	9.07%	10/30/2028		5,122	5,019,471

Veritas US, Inc., Term Loan B (1 mo. USD LIBOR + 5.00%)	7.25%	09/01/2025		16,060	12,955,345

WebPros, Term Loan (1 mo. USD LIBOR + 5.25%)(f)	6.26%	02/18/2027		7,502	7,351,748

					546,263,344

Financial Intermediaries–0.96%
Edelman Financial Center LLC (The)
Incremental Term Loan (1 mo. USD LIBOR + 3.50%)	6.02%	04/07/2028		19,139	18,411,177

Second Lien Term Loan (3 mo. USD LIBOR + 6.75%)	9.27%	07/20/2026		305	281,601

LendingTree, Inc., First Lien Term Loan B (1 mo. USD LIBOR + 3.75%)	6.28%	09/15/2028		12,337	11,719,646

Stiphout Finance LLC, Incremental Term Loan (1 mo. USD LIBOR + 3.75%)	6.27%	10/26/2025		3,028	2,961,276

Tegra118 Wealth Solutions, Inc., Term Loan (1 mo. USD LIBOR + 4.00%)	6.96%	02/18/2027		6,132	5,932,835

					39,306,535

Food Products–1.92%
Arnott’s (Snacking Investments US LLC), Term Loan (1 mo. USD LIBOR + 4.00%)	6.37%	12/18/2026		10,847	10,467,511

Biscuit Intl (Cookie Acq S.A.S., De Banketgroep Holding) (France)
First Lien Term Loan (3 mo. EURIBOR + 4.00%)	4.00%	02/15/2027	EUR	4,206	3,209,883

Term Loan B (3 mo. EURIBOR + 4.00%)	4.00%	02/14/2027	EUR	2,403	1,834,206

Florida Food Products LLC
First Lien Term Loan (1 mo. Term SOFR + 5.00%)(f)	7.46%	10/18/2028		3,574	3,377,075

First Lien Term Loan (1 mo. Term SOFR + 5.00%)(f)	7.52%	10/18/2028		15,973	15,094,551

Second Lien Term Loan (1 mo. USD LIBOR + 8.00%)(f)	10.52%	10/08/2029		2,864	2,706,141

H-Food Holdings LLC
Incremental Term Loan B-2 (3 mo. USD LIBOR + 4.00%)	6.52%	05/23/2025		9,243	8,665,358

Incremental Term Loan B-3 (1 mo. USD LIBOR + 5.00%)	7.52%	05/23/2025		5,524	5,335,545

Term Loan (3 mo. USD LIBOR + 3.69%)	6.21%	05/23/2025		6,840	6,387,215

Hostess Brands LLC, First Lien Term Loan B (1 mo. USD LIBOR + 2.25%)	4.77%	08/03/2025		146	144,037

Panzani/Pimente (France), Term Loan B (3 mo. EURIBOR + 4.25%)	4.25%	12/02/2028	EUR	867	817,227

Shearer’s Foods LLC
Second Lien Term Loan (1 mo. USD LIBOR + 7.75%)(f)	10.28%	09/22/2028		422	394,742

Term Loan B (1 mo. USD LIBOR + 3.50%)	6.02%	09/23/2027		9,080	8,812,165

Sigma Bidco B.V. (Netherlands)
Term Loan B-1 (3 mo. EURIBOR + 3.50%)	3.74%	07/02/2025	EUR	6,889	6,071,631

Term Loan B-2 (3 mo. USD LIBOR + 3.00%)	5.90%	07/02/2025		745	663,081

United Natural Foods, Inc., Term Loan (3 mo. USD LIBOR + 3.25%)	5.82%	10/22/2025		3,351	3,330,132

Valeo Foods (Jersey) Ltd. (United Kingdom), First Lien Term Loan B (6 mo. SONIA + 5.00%)	6.63%	06/28/2028	GBP	1,857	1,876,596

					79,187,096

Food Service–1.01%
Aramark Services, Inc.
Term Loan B-3 (1 mo. USD LIBOR + 1.75%)	4.27%	03/11/2025		685	677,382

Term Loan B-5 (1 mo. USD LIBOR + 2.50%)	5.02%	04/06/2028		666	663,363

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Floating Rate ESG Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Food Service–(continued)
Euro Garages (Netherlands)
Term Loan (3 mo. USD LIBOR + 4.00%)	6.25%	02/07/2025		$14,151	$13,856,892

Term Loan (1 mo. USD LIBOR + 4.25%)	0.00%	03/31/2026		829	813,071

Term Loan B (3 mo. SONIA + 4.75%)	6.06%	02/07/2025	GBP	1,081	1,181,050

Term Loan B (3 mo. USD LIBOR + 4.00%)	6.25%	02/07/2025		2,704	2,647,212

Financiere Pax S.A.S.
Revolver Loan (3 mo. EURIBOR + 3.00%)(f)	3.52%	01/02/2026	EUR	268	210,387

Revolver Loan(e)(f)	0.00%	01/02/2026		805	631,161

Term Loan B (3 mo. EURIBOR + 4.75%)	4.75%	07/01/2026	EUR	6,781	5,884,572

NPC International, Inc., Second Lien Term Loan (3 mo. USD LIBOR + 7.50%)(f)(i)(j)	1.00%	04/18/2025		669	0

US Foods, Inc., Incremental Term Loan (3 mo. USD LIBOR + 2.75%)	5.27%	11/22/2028		4,722	4,670,798

Weight Watchers International, Inc., Term Loan B (1 mo. USD LIBOR + 3.50%)	6.03%	04/13/2028		14,025	10,508,007

					41,743,895

Health Care–3.47%
Acacium (Impala Bidco Ltd./ICS US, Inc.) (United Kingdom)
Term Loan (1 mo. SONIA + 4.75%)	6.94%	06/08/2028	GBP	2,490	2,729,579

Term Loan (1 mo. Term SOFR + 4.60%)	6.77%	06/08/2028		2,922	2,757,859

Ascend Learning LLC
First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	6.02%	12/11/2028		1,595	1,525,412

Second Lien Term Loan (1 mo. USD LIBOR + 5.75%)	8.27%	12/10/2029		1,983	1,801,604

athenahealth, Inc.
Delayed Draw Term Loan(e)	0.00%	02/15/2029		1,023	981,826

Term Loan B (1 mo. Term SOFR + 3.50%)	5.80%	01/26/2029		6,036	5,792,775

Cerba (Chrome Bidco) (France)
Term Loan (3 mo. EURIBOR + 4.00%)	4.00%	02/14/2029	EUR	3,684	3,600,683

Term Loan B(d)	-	05/24/2028	EUR	2,000	1,911,677

Certara Holdco, Inc., Term Loan B (1 mo. USD LIBOR + 3.50%)	6.02%	08/14/2026		1,364	1,336,296

Cheplapharm Arzneimittel GmbH (Germany), Term Loan B (3 mo. EURIBOR + 4.00%)	4.00%	02/22/2029	EUR	2,043	1,995,415

Dermatology Intermediate Holdings III, Inc.
Delayed Draw Term Loan (1 mo. Term SOFR + 4.25%)(f)	4.61%	03/31/2029		56	55,205

Delayed Draw Term Loan(e)(f)	0.00%	03/31/2029		300	294,192

Term Loan B (1 mo. Term SOFR + 4.25%)(f)	6.54%	03/23/2029		1,907	1,869,273

embecta, Term Loan (3 mo. Term SOFR + 3.00%)	5.05%	03/30/2029		38	37,437

Ethypharm (France), Term Loan B (3 mo. SONIA + 4.50%)	5.69%	04/17/2028	GBP	1,119	1,157,503

Explorer Holdings, Inc., First Lien Term Loan (1 mo. USD LIBOR + 4.50%)	7.02%	02/04/2027		13,762	13,143,859

Gainwell Holding Corp., Term Loan B (3 mo. USD LIBOR + 4.00%)(d)	6.25%	10/01/2027		2,027	1,986,563

Global Healthcare Exchange LLC, First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	6.13%	06/28/2024		15,565	15,408,945

Global Medical Response, Inc.
Term Loan (3 mo. USD LIBOR + 4.25%)	6.77%	03/14/2025		8,968	8,260,048

Term Loan (1 mo. USD LIBOR + 4.25%)	6.62%	10/02/2025		5,150	4,736,248

ICON PLC
Term Loan (1 mo. USD LIBOR + 2.25%)	4.56%	07/03/2028		491	484,086

Term Loan (1 mo. USD LIBOR + 2.25%)	4.56%	07/03/2028		1,969	1,942,945

Inovie Group Bidco (Labosud) (France), Term Loan B (3 mo. EURIBOR + 4.00%)	4.00%	03/03/2028	EUR	5,101	4,938,113

Insulet Corp., Term Loan (1 mo. USD LIBOR + 3.25%)	5.77%	05/04/2028		921	902,615

International SOS L.P., Term Loan B (1 mo. USD LIBOR + 3.75%)(f)	6.06%	09/07/2028		7,708	7,553,966

MedAssets Software Intermediate Holdings, Inc.
First Lien Term Loan (1 mo. USD LIBOR + 4.00%)	6.49%	12/18/2028		11,528	11,152,811

Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	9.27%	12/17/2029		3,991	3,567,399

MJH Healthcare Holdings LLC, Term Loan B (1 mo. Term SOFR + 3.50%)	6.06%	01/28/2029		590	564,631

Nemera (Financiere N BidCo) (France), Incremental Term Loan B (3 mo. EURIBOR + 3.75%)	3.75%	01/22/2026	EUR	222	210,681

Neuraxpharm (Cerebro BidCo/Blitz F20-80 GmbH) (Germany)
Term Loan B (3 mo. EURIBOR + 4.25%)	4.49%	12/15/2027	EUR	388	379,693

Term Loan B-2 (3 mo. EURIBOR + 4.25%)	4.49%	12/15/2027	EUR	224	219,327

Nidda Healthcare Holding AG (Germany), Term Loan F (3 mo. Term SOFR + 4.50%)	5.48%	08/21/2026	GBP	639	697,824

Organon & Co., Term Loan B (1 mo. USD LIBOR + 3.00%)	4.63%	06/02/2028		7,729	7,661,091

Sharp Midco LLC, Term Loan B (1 mo. USD LIBOR + 4.00%)(f)	6.25%	12/15/2028		660	642,183

Summit Behavioral Healthcare LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.75%)(f)	7.73%	11/24/2028		5,381	5,138,939

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Floating Rate ESG Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Health Care–(continued)
Sunshine Luxembourg VII S.a.r.l. (Switzerland), Term Loan (1 mo. USD LIBOR + 3.75%)	6.00%	10/01/2026		$10,231	$9,883,145

TTF Holdings LLC, Term Loan B (1 mo. USD LIBOR + 4.00%)(f)	6.56%	03/31/2028		1,716	1,685,892

Veonet (Germany), Term Loan B (3 mo. EURIBOR + 4.75%)	4.75%	04/11/2029	EUR	1,680	1,654,894

Verscend Holding Corp., Term Loan B-1 (1 mo. USD LIBOR + 4.00%)	6.52%	08/27/2025		8,334	8,295,790

Waystar, Term Loan B (1 mo. USD LIBOR + 4.00%)	6.52%	10/23/2026		185	181,308

Women’s Care Holdings, Inc. LLC
First Lien Term Loan (1 mo. USD LIBOR + 4.50%)	7.87%	01/15/2028		1,947	1,838,375

Second Lien Term Loan (1 mo. USD LIBOR + 8.25%)	11.62%	01/15/2029		551	519,273

WP CityMD Bidco LLC, First Lien Incremental Term Loan (1 mo. USD LIBOR + 3.25%)	5.50%	12/22/2028		1,079	1,056,179

					142,553,559

Home Furnishings–1.56%
Griffon Corp., Term Loan B (3 mo. Term SOFR + 2.50%)	6.50%	01/19/2029		272	265,573

Hayward Industries, Inc., First Lien Term Loan (1 mo. USD LIBOR + 2.50%)	5.02%	05/30/2028		1,471	1,427,508

Hilding Anders AB (Sweden), Term Loan B (3 mo. EURIBOR + 5.00%) (Acquired 11/20/2017-04/29/2022; Cost $2,615,050)(g)	0.75%	11/29/2024	EUR	2,235	840,736

Hunter Douglas, Inc.
First Lien Term Loan (3 mo. Term SOFR + 4.00%)	6.34%	02/09/2029		23,528	20,663,407

First Lien Term Loan (3 mo. EURIBOR + 4.00%)	4.47%	02/26/2029	EUR	8,152	7,547,151

Mattress Holding Corp., Term Loan B (1 mo. USD LIBOR + 4.25%)	5.64%	09/25/2028		10,999	9,514,266

Serta Simmons Bedding LLC
First Lien Term Loan (1 mo. USD LIBOR + 7.50%)	9.89%	08/10/2023		1,912	1,880,370

Second Lien Term Loan (1 mo. USD LIBOR + 7.50%)	9.89%	08/10/2023		14,187	8,217,703

SIWF Holdings, Inc., Term Loan B (1 mo. USD LIBOR + 4.00%)	6.37%	10/16/2028		9,973	8,745,006

TGP Holdings III LLC
Delayed Draw Term Loan (1 mo. USD LIBOR + 3.25%)	3.25%	06/29/2028		88	71,135

Delayed Draw Term Loan(e)	0.00%	06/29/2028		264	213,405

Term Loan B (1 mo. USD LIBOR + 3.25%)	5.77%	06/29/2028		2,665	2,157,953

VC GB Holdings, Inc., Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	9.63%	07/01/2029		1,292	1,143,721

Weber-Stephen Products LLC
Incremental Term Loan B (1 mo. Term SOFR + 4.25%)(f)	6.81%	10/30/2027		315	269,105

Term Loan B (1 mo. USD LIBOR + 3.25%)	5.77%	10/30/2027		1,275	1,093,331

					64,050,370

Industrial Equipment–4.06%
Alliance Laundry Systems LLC, Term Loan B (1 mo. USD LIBOR + 3.50%)	5.96%	10/08/2027		13,749	13,511,990

Apex Tool Group LLC, Term Loan B (1 mo. Term SOFR + 5.25%)	7.66%	02/08/2029		10,973	10,124,534

Brush (Project Faraday) (United Kingdom)
Term Loan (3 mo. EURIBOR + 7.00%)(f)	7.00%	06/09/2028	EUR	3,321	3,283,678

Term Loan A (1 mo. SONIA + 7.00%)(f)	7.94%	06/09/2028	GBP	2,857	3,268,027

CIRCOR International, Inc., Term Loan (1 mo. USD LIBOR + 5.50%)	7.94%	12/20/2028		3,698	3,547,006

Crosby US Acquisition Corp., Term Loan B (3 mo. USD LIBOR + 4.75%) (Acquired 06/19/2019-05/13/2021; Cost $2,554,609)(g)	7.19%	06/27/2026		2,572	2,456,153

Deliver Buyer, Inc. (MHS Holdings), Term Loan B (3 mo. Term SOFR + 5.50%)	6.90%	06/08/2029		9,931	9,148,628

DXP Enterprises, Inc., Term Loan (1 mo. USD LIBOR + 4.75%)	7.27%	12/16/2027		4,720	4,557,842

Engineered Machinery Holdings, Inc.
Incremental Term Loan (1 mo. USD LIBOR + 3.75%)	6.00%	05/19/2028		65	63,231

Second Lien Incremental Term Loan (3 mo. USD LIBOR + 6.00%)	8.25%	05/21/2029		481	462,346

Kantar (United Kingdom)
Revolver Loan (1 mo. USD LIBOR + 3.00%)(f)	1.05%	06/04/2026		1,790	1,646,851

Revolver Loan(e)(f)	0.00%	06/04/2026		5,210	4,793,149

Term Loan B (1 mo. USD LIBOR + 5.00%)	6.61%	12/04/2026		11,892	11,535,065

Term Loan B-2 (1 mo. USD LIBOR + 4.50%)	6.75%	12/04/2026		12,527	12,182,373

Madison IAQ LLC, Term Loan (1 mo. USD LIBOR + 3.25%)	4.52%	06/21/2028		18,311	17,716,151

MKS Instruments, Inc., Term Loan B(d)	-	04/11/2029		11,409	11,319,077

MX Holdings US, Inc., Term Loan B-1-C (3 mo. USD LIBOR + 2.50%)	5.02%	07/31/2025		500	494,226

New VAC US LLC, Term Loan B (3 mo. USD LIBOR + 4.00%)	6.25%	03/08/2025		3,534	3,258,855

Platin2025 Holdings S.a r.l. (Germany), Term Loan B (3 mo. EURIBOR + 3.65%)	3.65%	12/29/2028	EUR	4,146	3,935,014

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Floating Rate ESG Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Industrial Equipment–(continued)
Robertshaw US Holding Corp.
First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	6.06%	02/28/2025		$4,954	$4,060,990

Second Lien Term Loan (3 mo. USD LIBOR + 8.00%)(f)	10.56%	02/28/2026		1,177	741,396

Tank Holding Corp.
Revolver Loan(e)(f)	0.00%	03/31/2028		1,702	1,637,835

Term Loan (1 mo. Term SOFR + 5.75%)	8.31%	03/31/2028		25,668	24,721,185

Terex Corp., Term Loan (3 mo. USD LIBOR + 2.00%)	4.52%	01/31/2024		27	26,998

Thyssenkrupp Elevators (Vertical Midco GmbH) (Germany), Term Loan B (6 mo. USD LIBOR + 3.50%)	6.87%	07/31/2027		3,762	3,661,830

Victory Buyer LLC
Second Lien Term Loan B (3 mo. USD LIBOR + 7.00%)(f)	9.06%	11/19/2029		789	733,847

Term Loan B (1 mo. USD LIBOR + 3.75%)(f)	5.81%	11/15/2028		14,583	13,999,966

					166,888,243

Insurance–3.60%
Acrisure LLC
Term Loan (1 mo. USD LIBOR + 3.50%)	6.02%	02/15/2027		16,836	16,179,706

Term Loan B (1 mo. USD LIBOR + 3.75%)	6.27%	02/15/2027		7,460	7,198,951

Term Loan B-2 (1 mo. USD LIBOR + 4.25%)	6.77%	02/15/2027		8,550	8,329,485

Alliant Holdings Intermediate LLC
Term Loan (1 mo. USD LIBOR + 3.25%)	5.77%	05/09/2025		18,349	18,029,667

Term Loan (1 mo. USD LIBOR + 3.50%)	5.88%	11/06/2027		17,161	16,735,776

AmWINS Group LLC, Term Loan (1 mo. USD LIBOR + 2.25%)	4.77%	02/19/2028		3,255	3,184,137

HUB International Ltd.
Incremental Term Loan B-3 (1 mo. USD LIBOR + 3.25%)	5.98%	04/25/2025		21,916	21,630,969

Term Loan (1 mo. USD LIBOR + 3.00%)	5.77%	04/25/2025		5,723	5,616,760

Ryan Specialty Group LLC, Term Loan(d)	-	09/01/2027		7,682	7,604,928

Sedgwick Claims Management Services, Inc.
First Lien Term Loan (3 mo. USD LIBOR + 3.75%)	6.27%	09/03/2026		7,445	7,346,734

Term Loan (3 mo. USD LIBOR + 3.25%)	5.77%	12/31/2025		10,161	9,970,797

USI, Inc.
Term Loan (3 mo. USD LIBOR + 3.00%)	5.25%	05/16/2024		18,867	18,680,598

Term Loan (1 mo. USD LIBOR + 3.25%)	5.50%	12/02/2026		7,585	7,504,775

					148,013,283

Leisure Goods, Activities & Movies–4.47%
Alpha Topco Ltd. (United Kingdom), Term Loan B (3 mo. USD LIBOR + 2.50%)	5.02%	02/01/2024		10,950	10,871,984

AMC Entertainment, Inc., Term Loan B-1 (3 mo. USD LIBOR + 3.00%)	5.38%	04/22/2026		9,627	8,314,030

Bright Horizons Family Solutions, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	4.78%	11/19/2028		4,845	4,737,588

Carnival Corp.
Incremental Term Loan (1 mo. USD LIBOR + 3.25%)	6.13%	10/18/2028		21,077	19,759,919

Term Loan (1 mo. USD LIBOR + 3.00%)	5.88%	06/30/2025		2,543	2,433,641

Crown Finance US, Inc.
Incremental Term Loan (1 mo. USD LIBOR + 8.25%)	10.08%	02/28/2025		6,068	6,485,383

Revolver Loan (3 mo. USD LIBOR + 3.00%)	5.77%	03/02/2023		1,379	1,381,325

Revolver Loan(f)	7.98%	05/23/2024		4,994	4,868,968

Revolver Loan(e)	0.00%	03/02/2023		447	301,666

Term Loan (3 mo. EURIBOR + 2.63%)	2.63%	02/28/2025	EUR	1,613	1,035,274

Term Loan (1 mo. USD LIBOR + 2.50%)	4.00%	02/28/2025		11,630	7,535,136

Term Loan (1 mo. USD LIBOR + 2.75%)	4.25%	09/30/2026		9,525	6,077,987

Term Loan B-1	8.25%	05/23/2024		13,544	15,668,358

CWGS Group LLC, Term Loan B (1 mo. USD LIBOR + 2.50%)	4.89%	06/03/2028		10,432	9,797,547

Dorna Sports S.L. (Spain), Term Loan B (3 mo. EURIBOR + 3.75%)	3.75%	03/30/2029	EUR	6,562	6,387,805

Eagle Midco Ltd. (United Kingdom)
Term Loan (3 mo. EURIBOR + 3.50%)	3.50%	03/20/2028	EUR	403	380,637

Term Loan (1 mo. SONIA+ 4.50%)	6.22%	03/20/2028	GBP	1,617	1,741,681

Fender Musical Instruments Corp., Term Loan B (3 mo. Term SOFR + 4.00%)	6.39%	12/01/2028		9,409	8,997,012

Fitness International LLC, Term Loan B (3 mo. USD LIBOR + 3.25%)	5.77%	04/18/2025		5,740	5,414,478

Galileo Global Educaion Finance S.a.r.l. (Luxembourg), Term Loan B (3 mo. EURIBOR + 3.50%)	3.83%	07/14/2028	EUR	525	510,710

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Floating Rate ESG Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Leisure Goods, Activities & Movies–(continued)
Hornblower Holdings LLC, Term Loan (6 mo. USD LIBOR + 8.13%)	11.05%	11/25/2025		$1,388	$1,419,204

Lakeland Tours LLC
PIK Term Loan, 13.25% PIK Rate(h)	13.25%	09/25/2027		924	614,506

PIK Third Lien Term Loan B, 6.00% PIK Rate, 4.31% Cash Rate(h)	6.00%	09/25/2025		818	691,573

OEG Borrower, LLC (Opry Entertainment), Term Loan B (3 mo. Term SOFR + 5.00%)(f)	6.78%	05/20/2029		7,274	7,073,827

Parques Reunidos (Piolin Bidco s.a.u) (Spain)
Revolver Loan (3 mo. EURIBOR + 3.75%)	1.05%	03/16/2026	EUR	2,582	2,302,779

Revolver Loan(e)	0.00%	03/16/2026		3,438	3,066,593

Term Loan B (3 mo. EURIBOR + 3.75%)	3.98%	09/16/2026	EUR	2,400	2,295,978

Royal Caribbean Cruises
Revolver Loan (3 mo. USD LIBOR + 1.30%)	3.46%	10/12/2022		4,804	4,761,595

Revolver Loan (3 mo. USD LIBOR + 1.30%)	0.50%	04/05/2024		7,784	7,213,330

Revolver Loan(e)	0.00%	04/12/2024		2,073	1,920,847

Revolver Loan(e)	0.00%	10/12/2022		638	632,034

Revolver Loan(e)	0.00%	04/05/2024		2,803	2,597,686

Scenic (Columbus Capital B.V.) (Australia), Term Loan B (3 mo. EURIBOR + 3.75%) (Acquired 12/02/2021-02/24/2022; Cost $5,494,742)(g)	3.75%	02/27/2027	EUR	5,233	4,077,238

SeaWorld Parks & Entertainment, Inc., Term Loan B (1 mo. USD LIBOR + 3.00%)	5.56%	08/25/2028		2,205	2,174,243

Six Flags Theme Parks, Inc., Term Loan B (3 mo. USD LIBOR + 1.75%)	4.25%	04/17/2026		1,229	1,194,450

SRAM LLC, Term Loan B (1 mo. USD LIBOR + 2.75%)	5.24%	05/18/2028		4,779	4,683,343

Vue International Bidco PLC (United Kingdom)
First Lien Term Loan(e)	0.00%	07/03/2025	GBP	9,000	7,423,267

Term Loan B-1 (3 mo. EURIBOR + 4.75%)	4.75%	07/03/2026	EUR	9,172	6,985,027

					183,828,649

Lodging & Casinos–1.47%
Aimbridge Acquisition Co., Inc.
First Lien Term Loan (1 mo. USD LIBOR + 4.75%)	7.13%	02/02/2026		6,444	6,041,224

Term Loan (1 mo. USD LIBOR + 3.75%)	6.27%	02/02/2026		8,626	8,000,650

B&B Hotels S.A.S. (France)
Second Lien Term Loan A-1 (3 mo. EURIBOR + 8.50%)	9.33%	07/31/2027	EUR	1,204	1,176,995

Term Loan B-3-A (3 mo. EURIBOR + 3.88%)	3.88%	07/31/2026	EUR	6,709	6,291,086

Everi Payments, Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	4.75%	07/31/2028		338	334,432

Four Seasons Hotels Ltd. (Canada), First Lien Term Loan (3 mo. USD LIBOR + 2.00%)	4.52%	11/30/2023		198	197,847

Hilton Grand Vacations Borrower LLC, Term Loan B (1 mo. USD LIBOR + 3.00%)	5.52%	08/02/2028		1,949	1,911,503

HotelBeds (United Kingdom)
Term Loan B (3 mo. EURIBOR + 4.25%)	4.28%	09/12/2025	EUR	11,673	10,242,828

Term Loan C (6 mo. EURIBOR + 4.50%)	4.53%	09/30/2027	EUR	2,534	2,212,911

Term Loan D (3 mo. EURIBOR + 5.50%)	5.50%	09/12/2027	EUR	26,609	23,888,559

RHP Hotel Properties L.P., Term Loan B (3 mo. USD LIBOR + 2.00%)	4.53%	05/11/2024		358	354,901

					60,652,936

Nonferrous Metals & Minerals–0.82%
American Rock Salt Co. LLC
Second Lien Term Loan (1 mo. USD LIBOR + 7.25%)(f)	9.77%	06/11/2029		212	203,403

Term Loan B (1 mo. USD LIBOR + 4.00%)	6.52%	06/09/2028		7,912	7,575,653

AZZ, Inc., First Lien Term Loan (3 mo. Term SOFR + 4.25%)	6.98%	05/06/2029		10,426	10,343,608

Covia Holdings Corp., Term Loan (1 mo. USD LIBOR + 4.00%)	6.29%	07/31/2026		819	790,189

Form Technologies LLC
Term Loan (1 mo. USD LIBOR + 4.50%)	7.48%	07/19/2025		3,575	3,257,960

Term Loan (1 mo. USD LIBOR + 9.00%)(f)	11.98%	10/22/2025		2,252	2,037,710

Kissner Group, Incremental Term Loan (1 mo. USD LIBOR + 4.00%)	6.81%	03/16/2027		9,860	9,502,597

					33,711,120

Oil & Gas–1.36%
Brazos Delaware II LLC, Term Loan (3 mo. USD LIBOR + 4.00%)	6.37%	05/21/2025		12,100	12,010,330

Glass Mountain Pipeline Holdings LLC, Term Loan (1 mo. USD LIBOR + 4.50%)	7.30%	10/28/2027		434	375,602

Gulf Finance LLC, Term Loan (1 mo. USD LIBOR + 6.75%)	9.13%	08/25/2026		6,335	5,218,382

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Floating Rate ESG Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Oil & Gas–(continued)
McDermott International Ltd.
LOC(e)	0.00%	06/30/2024		$6,610	$5,442,508

LOC (3 mo. USD LIBOR + 4.00%)(f)	4.09%	06/30/2024		2,890	2,412,787

PIK Term Loan, 2.67% PIK Rate, 3.37% Cash Rate(h)	2.67%	06/30/2025		1,506	773,470

Term Loan(d)	-	06/30/2024		279	177,866

Petroleum GEO-Services ASA (Norway)
Term Loan(d)(f)	-	03/18/2024		1,133	1,127,345

Term Loan (1 mo. USD LIBOR + 7.50%)	9.75%	03/19/2024		9,772	9,215,330

QuarterNorth Energy, Inc., Second Lien Term Loan (1 mo. USD LIBOR + 8.00%) (Acquired 08/03/2021; Cost $2,633,828)(g)	10.52%	08/27/2026		2,678	2,672,596

TransMontaigne Partners LLC, Term Loan (1 mo. USD LIBOR + 3.50%)	5.88%	11/17/2028		16,812	16,391,644

					55,817,860

Publishing–3.44%
Cengage Learning, Inc., Term Loan B (1 mo. USD LIBOR + 4.75%)	7.81%	06/29/2026		22,939	21,750,897

Clear Channel Worldwide Holdings, Inc., Term Loan B (1 mo. USD LIBOR + 3.50%)	6.31%	08/21/2026		19,098	17,737,266

Dotdash Meredith, Inc., Term Loan B (1 mo. Term SOFR + 4.00%)(f)	6.41%	12/01/2028		22,292	20,786,779

Harbor Purchaser, Inc.
Second Lien Term Loan (1 mo. Term SOFR + 8.50%)(f)	10.96%	03/31/2030		10,267	9,753,473

Term Loan B (1 mo. Term SOFR + 5.25%)	7.81%	03/31/2029		26,211	25,015,502

McGraw-Hill Education, Inc., Term Loan B (1 mo. USD LIBOR + 4.75%)	7.27%	07/30/2028		23,363	22,661,928

Micro Holding L.P.
First Lien Term Loan (3 mo. USD LIBOR + 3.75%)	6.27%	09/13/2024		6,539	6,396,881

Term Loan (1 mo. USD LIBOR + 3.75%)	6.27%	09/13/2024		17,634	17,255,871

					141,358,597

Radio & Television–1.27%
Diamond Sports Holdings LLC
First Lien Term Loan (1 mo. Term SOFR + 8.10%)	10.39%	05/25/2026		8,722	8,264,459

Second Lien Term Loan (1 mo. Term SOFR + 3.25%)	5.89%	08/24/2026		3,817	721,198

E.W. Scripps Co. (The), Term Loan B (1 mo. USD LIBOR + 2.75%)	5.27%	01/07/2028		7,717	7,623,971

Gray Television, Inc.
Term Loan C (3 mo. USD LIBOR + 2.50%)	4.87%	01/02/2026		364	358,540

Term Loan D (1 mo. USD LIBOR + 3.00%)	5.37%	12/01/2028		4,028	3,976,318

iHeartCommunications, Inc., Incremental Term Loan (1 mo. USD LIBOR + 3.25%)	5.77%	05/01/2026		784	761,616

Nexstar Broadcasting, Inc.
Term Loan B (1 mo. USD LIBOR + 2.50%)	4.87%	06/02/2028		1,102	1,081,500

Term Loan B-4 (1 mo. USD LIBOR + 2.50%)	5.02%	09/18/2026		5,144	5,113,782

Sinclair Television Group, Inc.
Term Loan B-2-B (1 mo. USD LIBOR + 2.50%)	5.03%	09/30/2026		3,415	3,292,729

Term Loan B-3 (1 mo. USD LIBOR + 3.00%)	5.53%	04/01/2028		6,969	6,622,744

Term Loan B-4 (1 mo. Term SOFR + 3.75%)	6.31%	04/21/2029		10,035	9,621,007

Univision Communications, Inc.
Term Loan B (1 mo. USD LIBOR + 3.25%)	5.77%	05/05/2028		1,440	1,400,636

Term Loan B (3 mo. Term SOFR + 4.25%)	6.25%	06/10/2029		2,894	2,850,193

Term Loan C (1 mo. USD LIBOR + 3.25%)	5.77%	03/15/2026		535	524,317

					52,213,010

Retailers (except Food & Drug)–2.22%
Action Holding B.V. (Netherlands), Term Loan B (d)	-	03/07/2025	EUR	6,017	5,877,615

CNT Holdings I Corp. (1-800 Contacts), First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.81%	11/08/2027		18,603	18,239,234

Kirk Beauty One GmbH (Germany)
Term Loan B-1 (3 mo. EURIBOR + 5.50%)	5.73%	04/08/2026	EUR	992	841,142

Term Loan B-2 (3 mo. EURIBOR + 5.50%)	5.73%	04/08/2026	EUR	677	573,535

Term Loan B-3 (3 mo. EURIBOR + 5.50%)	5.73%	04/08/2026	EUR	1,477	1,251,737

Term Loan B-4 (3 mo. EURIBOR + 5.50%)	5.73%	04/08/2026	EUR	2,253	1,910,111

Term Loan B-5 (3 mo. EURIBOR + 5.50%)	5.73%	04/08/2026	EUR	461	391,095

Lakeshore Intermediate LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.88%	09/29/2028		1,209	1,172,310

Petco Animal Supplies, Inc., First Lien Term loan (1 mo. USD LIBOR + 3.25%)	5.50%	03/02/2028		11,438	11,123,728

PetSmart LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	6.27%	02/11/2028		33,601	32,914,682

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco Floating Rate ESG Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Retailers (except Food & Drug)–(continued)
Savers, Inc., Term Loan B (1 mo. USD LIBOR + 5.50%)	7.75%	04/21/2028		$17,281	$16,957,004

					91,252,193

Surface Transport–2.35%
American Trailer World Corp., First Lien Term Loan (1 mo. Term SOFR + 3.75%)	6.31%	03/03/2028		14,181	13,323,484

ASP LS Acquisition Corp., Incremental Term Loan B (1 mo. USD LIBOR + 4.50%)	7.38%	05/07/2028		9,887	8,851,843

Carriage Purchaser, Inc., Term Loan B (1 mo. USD LIBOR + 4.25%)	6.77%	09/30/2028		8,088	7,534,378

First Student Bidco, Inc.
Delayed Draw Term Loan (3 mo. Term SOFR + 4.00%)	6.15%	07/21/2028		971	940,654

Incremental Term Loan B (3 mo. Term SOFR + 4.00%)	6.05%	07/21/2028		13,978	13,545,417

Term Loan B (1 mo. USD LIBOR + 3.00%)	5.23%	07/21/2028		12,899	12,438,162

Term Loan C (1 mo. USD LIBOR + 3.00%)	5.23%	07/21/2028		4,785	4,614,340

Hurtigruten (Explorer II AS) (Norway)
Term Loan B (3 mo. EURIBOR + 3.50%)	4.91%	02/24/2025	EUR	8,164	6,965,285

Term Loan C(d)	-	06/16/2023	EUR	2,000	1,872,554

Term Loan D (3 mo. EURIBOR + 8.00%)	8.00%	06/22/2023	EUR	1,023	956,703

Novae LLC
Delayed Draw Term Loan (3 mo. Term SOFR + 5.00%)(d)	7.73%	12/22/2028		898	842,278

Delayed Draw Term Loan(e)	0.00%	12/22/2028		9	8,529

Term Loan B (3 mo. Term SOFR + 5.00%)	7.73%	12/22/2028		3,176	2,977,825

PODS LLC, Term Loan B (1 mo. USD LIBOR + 3.00%)	5.52%	04/01/2028		15,179	14,731,933

STG - XPOI Opportunity, Term Loan B (1 mo. Term SOFR + 6.00%)	8.20%	04/30/2028		7,287	7,058,885

					96,662,270

Telecommunications–5.94%
Avaya, Inc.
First Lien Term Loan (1 mo. USD LIBOR + 4.25%)	6.64%	12/15/2027		12,942	7,453,573

Term Loan B-2 (1 mo. USD LIBOR + 4.00%)	6.39%	12/15/2027		15,487	8,909,873

Cablevision Lightpath LLC, Term Loan (1 mo. USD LIBOR + 3.25%)	5.64%	11/30/2027		7,086	6,994,245

CCI Buyer, Inc., Term Loan (3 mo. Term SOFR + 4.00%)	6.05%	12/17/2027		31,311	30,195,926

CenturyLink, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	4.77%	03/15/2027		15,707	14,830,044

Colorado Buyer, Inc., First Lien Incremental Term Loan (3 mo. USD LIBOR + 4.00%)	6.79%	05/01/2024		4,384	4,247,424

Crown Subsea Communications Holding, Inc., Term Loan B (1 mo. USD LIBOR + 4.75%)	7.12%	04/27/2027		13,546	13,275,241

Eagle Broadband Investments LLC (Mega Broadband), Term Loan (1 mo. USD LIBOR + 3.00%)	5.31%	11/12/2027		5,033	4,931,909

Frontier Communications Corp., Term Loan B (1 mo. USD LIBOR + 3.75%)	6.06%	05/01/2028		911	885,977

II-VI, Inc., Term Loan B (3 mo. USD LIBOR + 2.75%)	5.12%	12/15/2028		7,596	7,450,577

Inmarsat Finance PLC (United Kingdom), Term Loan (1 mo. USD LIBOR + 3.50%)	6.03%	12/11/2026		13,481	13,119,122

Intelsat Jackson Holdings S.A. (Luxembourg), Term Loan B (6 mo. Term SOFR + 4.25%)	7.44%	02/01/2029		41,834	39,815,934

Iridium Satellite LLC, Term Loan B (1 mo. USD LIBOR + 2.50%)	5.02%	11/04/2026		605	599,067

Level 3 Financing, Inc., Term Loan B (1 mo. USD LIBOR + 1.75%)	4.27%	03/01/2027		3,114	2,980,999

Masmovil (Lorca Finco PLC) (Spain), Term Loan B	-	09/17/2027	EUR	6,450	6,326,169

MLN US HoldCo LLC (dba Mitel)
First Lien Term Loan B (1 mo. USD LIBOR + 4.50%) (Acquired 07/13/2018-06/29/2022; Cost $30,398,358)(g)	6.87%	11/30/2025		33,063	19,821,578

Second Lien Term Loan B (3 mo. USD LIBOR + 8.75%) (Acquired 06/25/2019-04/13/2022; Cost $8,879,027)(g)	11.12%	11/30/2026		9,581	4,960,487

Radiate Holdco LLC, Term Loan B (1 mo. USD LIBOR + 3.25%)	5.77%	09/25/2026		6,730	6,438,503

Telesat LLC, Term Loan B-5 (1 mo. USD LIBOR + 2.75%)	5.34%	12/07/2026		6,745	4,628,442

T-Mobile Nertherlands (Netherlands), Term Loan (3 mo. EURIBOR + 4.00%)	4.15%	03/31/2029	EUR	3,120	3,043,833

Viasat, Inc., First Lien Term Loan B (1 mo. Term SOFR + 4.50%)	7.07%	02/23/2029		7,276	6,778,050

Voyage Digital (NC) Ltd., Term Loan B (3 mo. Term SOFR + 4.50%)(f)	7.26%	03/03/2029		5,787	5,685,557

Windstream Services LLC, Term Loan B (1 mo. USD LIBOR + 6.25%)	8.77%	09/21/2027		8,254	7,985,727

Zayo Group LLC
Incremental Term Loan (1 mo. Term SOFR + 4.25%)	6.71%	03/09/2027		14,261	13,461,710

Term Loan (1 mo. USD LIBOR + 3.00%)	5.52%	03/09/2027		10,313	9,425,789

					244,245,756

Utilities–1.78%
AI Alpine US Bidco, Inc., Term Loan B (3 mo. EURIBOR + 4.25%)	4.25%	10/31/2025	EUR	1,796	1,752,922

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco Floating Rate ESG Fund

				Principal
	Interest	Maturity		Amount
	Rate	Date		(000)(a)	Value

Utilities–(continued)
Brookfield WEC Holdings, Inc.
Incremental Term Loan(d)	-	08/01/2025		$9,110	$8,993,679

Term Loan B (1 mo. USD LIBOR + 2.75%)	5.27%	08/01/2025		5,679	5,561,248

Calpine Corp.
Term Loan (3 mo. USD LIBOR + 2.00%)	4.53%	04/05/2026		1,074	1,052,744

Term Loan (1 mo. USD LIBOR + 2.50%)	5.03%	12/16/2027		5,617	5,530,626

Covanta Holding Corp.
Term Loan B (1 mo. USD LIBOR + 2.50%)	5.02%	11/30/2028		3,938	3,868,790

Term Loan C (1 mo. USD LIBOR + 2.50%)	5.02%	11/30/2028		296	290,523

Eastern Power LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	6.00%	10/02/2025		9,763	8,375,449

Generation Bridge LLC
Term Loan B (1 mo. USD LIBOR + 5.00%)	7.25%	12/01/2028		3,952	3,912,696

Term Loan C (1 mo. USD LIBOR + 5.00%)	7.25%	12/01/2028		83	81,924

Granite Generation LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	8.25%	11/09/2026		9,600	9,221,203

KAMC Holdings, Inc., First Lien Term Loan B (3 mo. USD LIBOR + 4.00%)	7.07%	08/14/2026		2,317	1,898,015

Nautilus Power LLC, Term Loan (3 mo. USD LIBOR + 4.25%)	6.77%	05/16/2024		5,214	4,040,017

Osmose Utilities Services, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.77%	06/23/2028		7,203	6,892,241

Pike Corp., Term Loan (1 mo. Term SOFR + 3.50%)	6.23%	01/21/2028		1,841	1,814,133

USIC Holding, Inc.
Second Lien Term Loan (1 mo. USD LIBOR + 6.50%)	9.02%	05/07/2029		616	572,863

Term Loan B(d)	-	05/12/2028		9,790	9,502,177

					73,361,250

Total Variable Rate Senior Loan Interests (Cost $3,938,896,604)					3,731,482,032

Non-U.S. Dollar Denominated Bonds & Notes–2.71%(k)
Automotive–0.18%
Cabonline Group Holding AB (Sweden) (3 mo. STIBOR + 9.50%)(l)(m)	10.62%	04/19/2026	SEK	73,750	6,814,611

Leather 2 S.p.A. (Italy) (3 mo. EURIBOR + 4.50%)(l)(m)	4.50%	09/30/2028	EUR	917	714,741

					7,529,352

Building & Development–0.12%
APCOA Parking Holdings GmbH (Germany) (3 mo. EURIBOR + 5.00%)(l)(m)	5.00%	01/15/2027	EUR	1,117	1,039,021

Haya Holdco 2 PLC (Spain)(d)	–	11/30/2025	EUR	6,201	4,019,191

					5,058,212

Business Equipment & Services–0.18%
Bach Bidco S.p.A. (Italy) (3 mo. EURIBOR + 4.25%)(l)(m)	4.25%	10/15/2028	EUR	1,000	958,090

Bach Bidco S.p.A. (Italy) (3 mo. EURIBOR + 4.25%)(l)(m)	4.25%	10/15/2028	EUR	1,411	1,351,864

Paganini Bidco S.p.A. (Italy) (3 mo. EURIBOR + 4.25%)(l)(m)	4.52%	10/30/2028	EUR	3,353	3,151,316

Paganini Bidco S.p.A. (Italy) (3 mo. EURIBOR + 4.25%)(l)(m)	4.52%	10/30/2028	EUR	2,000	1,879,699

					7,340,969

Cable & Satellite Television–0.08%
Altice Finco S.A. (Luxembourg) (Acquired 10/05/2017-01/31/2022; Cost $4,508,110)(g)(l)	4.75%	01/15/2028	EUR	4,212	3,364,643

Chemicals & Plastics–0.03%
Herens Midco S.a.r.l. (Luxembourg)(l)	5.25%	05/15/2029	EUR	1,791	1,325,151

Electronics & Electrical–0.16%
Castor S.p.A. (Italy) (3 mo. EURIBOR + 5.25%)(l)(m)	5.25%	02/15/2029	EUR	4,148	3,897,617
Nobel Bidco B.V. (Netherlands)(l)	3.13%	06/15/2028	EUR	3,474	2,492,890

					6,390,507

Financial Intermediaries–0.85%
AnaCap Financial Europe S.A. SICAV-RAIF (Italy) (3 mo. EURIBOR + 5.00%)(l)(m)	5.27%	08/01/2024	EUR	7,201	6,402,154

Garfunkelux Holdco 3 S.A. (Luxembourg) (3 mo. EURIBOR + 6.25%)(l)(m)	6.52%	05/01/2026	EUR	1,945	1,859,411

Garfunkelux Holdco 3 S.A. (Luxembourg)(l)	6.75%	11/01/2025	EUR	4,615	4,135,623

Kane Bidco Ltd. (United Kingdom)(l)	5.00%	02/15/2027	EUR	827	752,355

Kane Bidco Ltd. (United Kingdom)(l)	6.50%	02/15/2027	GBP	1,034	1,072,053

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco Floating Rate ESG Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)(a)		Value

Financial Intermediaries–(continued)
Nemean Bondco PLC (United Kingdom)(l)	7.38%	02/01/2024	GBP	7,883	$8,890,968

Newday Bondco PLC (United Kingdom)(l)	7.38%	02/01/2024	GBP	2,870	3,236,975

Sherwood Financing PLC (United Kingdom)(l)	6.00%	11/15/2026	GBP	937	883,329

Sherwood Financing PLC (United Kingdom)(l)	4.50%	11/15/2026	EUR	968	821,185

Sherwood Financing PLC (United Kingdom) (3 mo. EURIBOR + 4.63%)(l)(m)	4.95%	11/15/2027	EUR	6,242	5,827,524

Sherwood Financing PLC (United Kingdom) (3 mo. EURIBOR + 4.63%)(l)(m)	4.95%	11/15/2027	EUR	1,000	933,599

					34,815,176

Food Products–0.26%
Sigma Holdco B.V. (Netherlands)(l)	5.75%	05/15/2026	EUR	5,000	3,656,135

Sigma Holdco B.V. (Netherlands)(l)	5.75%	05/15/2026	EUR	9,697	7,090,709

					10,746,844

Health Care–0.10%
Kepler S.p.A. (United Kingdom) (3 mo. EURIBOR + 5.75%)(l)(m)	5.75%	05/15/2029	EUR	4,214	4,187,685

Home Furnishings–0.07%
Very Group Funding PLC (The) (United Kingdom)(l)	6.50%	08/01/2026	GBP	3,150	2,745,981

Industrial Equipment–0.08%
Summer (BC) Holdco A S.a.r.l. (Luxembourg)(l)	9.25%	10/31/2027	EUR	3,667	3,200,343

Leisure Goods, Activities & Movies–0.04%
Deuce Finco PLC (United Kingdom) (3 mo. EURIBOR + 4.75%)(l)(m)	4.75%	06/15/2027	EUR	807	727,536

Deuce Finco PLC (United Kingdom)(l)	5.50%	06/15/2027	GBP	807	775,579

					1,503,115

Lodging & Casinos–0.11%
TVL Finance PLC (United Kingdom) (3 mo. SONIA + 5.38%)(l)(m)	6.93%	07/15/2025	GBP	4,300	4,645,641

Retailers (except Food & Drug)–0.19%
Douglas GmbH (Germany)(l)	6.00%	04/08/2026	EUR	3,823	3,168,186

Kirk Beauty SUN GmbH (Germany)(l)	8.25%	10/01/2026	EUR	7,230	4,774,719

					7,942,905

Surface Transport–0.13%
Zenith Finco PLC (United Kingdom)(l)	6.50%	06/30/2027	GBP	4,906	4,628,290

Zenith Finco PLC (United Kingdom)(l)	6.50%	06/30/2027	GBP	846	798,111

					5,426,401

Telecommunications–0.13%
Iliad Holding S.A.S.U. (France)(l)	5.13%	10/15/2026	EUR	5,500	5,253,110

Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $133,915,591)					111,476,035

U.S. Dollar Denominated Bonds & Notes–2.38%
Aerospace & Defense–0.09%
Maxar Technologies, Inc. (l)	7.75%	06/15/2027		$3,809	3,784,946

Air Transport–0.03%
Mesa Airlines, Inc., Class B (f)	5.75%	07/15/2025		1,108	1,056,220

Building & Development–0.31%
American Builders & Contractors Supply Co., Inc. (l)	4.00%	01/15/2028		833	754,782

Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC (Acquired 10/15/2020-11/19/2020; Cost $4,157,656)(g)(l)	5.75%	05/15/2026		4,637	4,330,958

Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC (Acquired 09/22/2021-05/20/2022; Cost $8,614,450)(g)(l)	4.50%	04/01/2027		9,060	7,776,076

					12,861,816

Business Equipment & Services–0.27%
ADT Security Corp. (The) (l)	4.13%	08/01/2029		8,722	7,500,745

Advantage Sales & Marketing, Inc.(l)	6.50%	11/15/2028		1,992	1,716,078

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco Floating Rate ESG Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)(a)	Value

Business Equipment & Services–(continued)
Prime Security Services Borrower LLC/Prime Finance, Inc.(l)	5.75%	04/15/2026	$2,000	$1,926,810

				11,143,633

Cable & Satellite Television–0.62%
Altice Financing S.A. (Luxembourg) (Acquired 05/18/2022-06/09/2022; Cost $1,865,404)(g)(l)	5.75%	08/15/2029	2,188	1,765,129

Altice Financing S.A. (Luxembourg) (Acquired 03/02/2020-06/09/2022; Cost $11,369,628)(g)(l)	5.00%	01/15/2028	11,665	9,426,955

Altice France S.A. (France)(l)	5.50%	01/15/2028	4,994	4,145,594

Altice France S.A. (France)(l)	5.50%	10/15/2029	4,322	3,418,421

CSC Holdings LLC(l)	6.50%	02/01/2029	2,900	2,671,915

Virgin Media Secured Finance PLC (United Kingdom)(l)	4.50%	08/15/2030	5,103	4,258,198

				25,686,212

Chemicals & Plastics–0.20%
EverArc Escrow S.a.r.l. (l)	5.00%	10/30/2029	9,586	8,227,280

Electronics & Electrical–0.03%
Energizer Holdings, Inc. (l)	4.38%	03/31/2029	1,457	1,187,317

Food Service–0.03%
eG Global Finance PLC (United Kingdom) (l)	6.75%	02/07/2025	1,180	1,116,651

Health Care–0.06%
Global Medical Response, Inc. (l)	6.50%	10/01/2025	2,829	2,529,140

Industrial Equipment–0.07%
TK Elevator Holdco GmbH (Germany) (l)	7.63%	07/15/2028	3,052	2,736,530

Nonferrous Metals & Minerals–0.06%
SCIH Salt Holdings, Inc. (l)	4.88%	05/01/2028	2,676	2,299,444

Publishing–0.17%
McGraw-Hill Education, Inc. (l)	5.75%	08/01/2028	8,079	7,105,961

Radio & Television–0.04%
Diamond Sports Group LLC/Diamond Sports Finance Co. (l)	5.38%	08/15/2026	2,398	458,618

Univision Communications, Inc.(l)	7.38%	06/30/2030	1,135	1,127,906

				1,586,524

Surface Transport–0.06%
First Student Bidco, Inc./First Transit Parent, Inc. (l)	4.00%	07/31/2029	2,850	2,464,181

Telecommunications–0.20%
Connect Finco S.a.r.l./Connect US Finco LLC (United Kingdom) (l)	6.75%	10/01/2026	4,213	3,868,482

Windstream Escrow LLC/Windstream Escrow Finance Corp.(l)	7.75%	08/15/2028	4,919	4,235,731

				8,104,213

Utilities–0.14%
Calpine Corp. (l)	4.50%	02/15/2028	6,515	5,968,489

Total U.S. Dollar Denominated Bonds & Notes (Cost $109,073,296)				97,858,557

			Shares

Common Stocks & Other Equity Interests–1.15%(n)
Aerospace & Defense–0.04%
IAP Worldwide Services, Inc. (Acquired 07/18/2014-08/18/2014; Cost $145,528)(f)(g)			134	1,429,385

Automotive–0.00%
Dayco Products LLC			3,261	14,404

Dayco Products LLC			3,266	14,426

ThermaSys Corp.(f)			1,949,645	58,489

				87,319

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24	Invesco Floating Rate ESG Fund

	Shares	Value

Building & Development–0.00%
Haya (Holdco2 PLC/Real Estate SAU)(d)(f)	7,135	$0

Lake at Las Vegas Joint Venture LLC, Class A(f)	518	0

Lake at Las Vegas Joint Venture LLC, Class B(f)	4	0

		0

Business Equipment & Services–0.27%
Checkout Holding Corp. (Acquired 02/15/2019; Cost $4,932,126)(g)	15,070	6,623

My Alarm Center LLC, Class A (Acquired 03/09/2021-12/03/2021; Cost $9,074,167)(f)(g)(o)	68,686	10,955,387

		10,962,010

Containers & Glass Products–0.01%
Libbey Glass, Inc. (Acquired 11/13/2020-02/10/2022; Cost $146,927)(f)(g)	36,078	586,268

Electronics & Electrical–0.00%
Riverbed Technology, Inc. (Acquired 12/06/2021; Cost $939,407)(g)	56,084	126,189

Health Care–0.00%
Envigo RMS Holding Corp.(f)	3,637	67,617

Industrial Equipment–0.00%
North American Lifting Holdings, Inc.	7,347	73,470

Leisure Goods, Activities & Movies–0.00%
Crown Finance US, Inc., Wts., expiring 11/23/2025 (Acquired 12/09/2020; Cost $0)(g)	518,633	90,374

Lodging & Casinos–0.06%
Bally’s Corp.(p)	74,467	1,764,123

Caesars Entertainment, Inc.(p)	19,983	861,667

		2,625,790

Oil & Gas–0.65%
Aquadrill LLC	146,378	5,818,525

HGIM Corp.(f)	21,114	496,179

HGIM Corp., Wts., expiring 07/02/2043(f)	13,389	314,641

McDermott International Ltd.(p)	629,763	261,352

McDermott International Ltd.(f)	1,901,942	749,841

NexTier Oilfield Solutions, Inc.(p)	77,159	722,980

QuarterNorth Energy, Inc. (Acquired 06/02/2021-10/29/2021; Cost $8,340,808)(g)	131,162	15,783,182

QuarterNorth Energy, Inc., Wts., expiring 08/27/2029 (Acquired 08/27/2021; Cost $411,759)(g)	45,751	377,446

QuarterNorth Energy, Inc., Wts., expiring 08/27/2029 (Acquired 08/27/2021; Cost $528,684)(g)	88,114	462,598

Samson Investment Co., Class A(f)	261,209	163,256

Southcross Energy Partners L.P. (Acquired 08/05/2014-10/29/2020; Cost $1,477,667)(f)(g)	145,102	4,353

Transocean Ltd.(p)	428,980	1,552,908

		26,707,261

Radio & Television–0.07%
iHeartMedia, Inc., Class A(p)	306,089	2,708,888

iHeartMedia, Inc., Class B(f)	29	203
		2,709,091

Retailers (except Food & Drug)–0.01%
Claire’s Stores, Inc.	692	240,124

Toys ’R’ Us-Delaware, Inc.	11	27,642

Vivarte S.A.S.(f)	233,415	104,253

		372,019

Surface Transport–0.03%
Commercial Barge Line Co. (Acquired 02/15/2018-02/06/2020; Cost $1,212,169)(f)(g)	14,574	284,193

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25	Invesco Floating Rate ESG Fund

			Shares	Value

Surface Transport–(continued)
Commercial Barge Line Co., Series A, Wts., expiring 08/18/2030 (Acquired 02/15/2018-08/12/2022; Cost $0)(g)(o)			513,054	$240,494

Commercial Barge Line Co., Series B, Wts., expiring 04/30/2045 (Acquired 02/05/2020-08/12/2022; Cost $0)(g)			433,071	270,669

Commercial Barge Line Co., Wts., expiring 04/27/2045 (Acquired 02/15/2018-02/06/2020; Cost $1,274,332)(g)			15,321	298,760

				1,094,116

Telecommunications–0.00%
Consolidated Communications Holdings, Inc.(p)			32,797	188,255

Utilities–0.01%
Vistra Corp.			7,607	188,273

Vistra Operations Co. LLC, Rts., expiring 12/31/2046			7,607	10,080

				198,353

Total Common Stocks & Other Equity Interests (Cost $68,046,234)				47,317,517

Preferred Stocks–0.29%(n)
Automotive–0.00%
ThermaSys Corp., Series A, Pfd.(f)			415,320	12,459

Containers & Glass Products–0.05%
Libbey Glass, Inc., Pfd. (Acquired 11/13/2020-03/15/2022; Cost $1,536,041)(g)			15,357	1,927,336

Electronics & Electrical–0.01%
Riverbed Technology, Inc., Pfd. (Acquired 12/06/2021; Cost $0)(g)			80,284	401,420

Riverbed Technology, Inc., Pfd.			24,314	121,570

				522,990

Oil & Gas–0.03%
McDermott International Ltd., Pfd.(f)			1,631,894	1,060,731

Southcross Energy Partners L.P., Series A, Pfd. (Acquired 05/07/2019-08/23/2019; Cost $566,509)(f)(g)			577,315	43,299

				1,104,030

Surface Transport–0.20%
Commercial Barge Line Co., Series A, Pfd. (Acquired 02/15/2018-02/06/2020; Cost $2,706,476)(g)			54,230	1,364,779

Commercial Barge Line Co., Series A, Pfd., Wts., expiring 04/27/2045 (Acquired 02/15/2018-02/06/2020; Cost $2,844,917)(g)			57,006	1,434,642

Commercial Barge Line Co., Series B, Pfd. (Acquired 02/05/2020-10/27/2020; Cost $1,586,876)(g)			68,517	3,340,204

Commercial Barge Line Co., Series B, Pfd., Wts., expiring 04/27/2045 (Acquired 02/05/2020-10/27/2020; Cost $1,114,451)(g)			48,119	2,345,801

				8,485,426

Total Preferred Stocks (Cost $11,519,456)				12,052,241

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)
Asset-Backed Securities–0.02%
Structured Products–0.02%
Bain Capital Credit CLO Ltd., Series 2022-2A, Class E (Cayman Islands) (3 mo. Term SOFR + 7.84%) (l)(m) (Cost $990,212)	9.17%	04/22/2035	$1,000	931,216

Municipal Obligations–0.28%
Arizona–0.28%
Arizona (State of) Industrial Development Authority, Series 2022, RB (Acquired 02/22/2022; Cost $11,974,833) (Cost $11,974,833)(g)(l)	9.00%	01/01/2028	13,209	11,233,998

			Shares

Money Market Funds–3.71%
Invesco Government & Agency Portfolio, Institutional Class, 2.22%(o)(q)			53,493,965	53,493,965

Invesco Liquid Assets Portfolio,Institutional Class, 2.26%(o)(q)			37,767,876	37,775,430

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26	Invesco Floating Rate ESG Fund

	Shares	Value

Invesco Treasury Portfolio, Institutional Class, 2.14%(o)(q)	61,135,961	$61,135,961

Total Money Market Funds (Cost $152,397,536)		152,405,356

TOTAL INVESTMENTS IN SECURITIES–101.26% (Cost $4,426,813,762)		4,164,756,952

OTHER ASSETS LESS LIABILITIES–(1.26)%		(51,691,833)

NET ASSETS–100.00%		$4,113,065,119

Investment Abbreviations:
CLO	– Collateralized Loan Obligation
EUR	– Euro
EURIBOR	– Euro Interbank Offered Rate
GBP	– British Pound Sterling
LIBOR	– London Interbank Offered Rate
LOC	– Letter of Credit
Pfd.	– Preferred
PIK	– Pay-in-Kind
RB	– Revenue Bonds
Rts.	– Rights
SEK	– Swedish Krona
SOFR	– Secured Overnight Financing Rate
SONIA	– Sterling Overnight Index Average
STIBOR	– Stockholm Interbank Offered Rate
USD	– U.S. Dollar
Wts.	– Warrants

Notes to Schedule of Investments:

(a)	Principal amounts are denominated in U.S. dollars unless otherwise noted.
(b)

Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(c)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”) and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(d)	This variable rate interest will settle after August 31, 2022, at which time the interest rate will be determined.
(e)	All or a portion of this holding is subject to unfunded loan commitments. Interest rate will be determined at the time of funding. See Note 8.
(f)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(g)	Restricted security. The aggregate value of these securities at August 31, 2022 was $119,678,306, which represented 2.91% of the Fund’s Net Assets.
(h)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(i)	The borrower has filed for protection in federal bankruptcy court.
(j)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The value of this security at August 31, 2022 represented less than 1% of the Fund’s Net Assets.

(k)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(l)

Security purchased or received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2022 was $216,424,395, which represented 5.26% of the Fund’s Net Assets.

(m)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2022.
(n)	Securities acquired through the restructuring of senior loans.
(o)

Affiliated issuer. The issuer is affiliated by having an investment adviser that is under common control of Invesco Ltd. and/or is an “affiliated person” under the Investment Company Act of 1940, as amended (the “1940 Act”), which defines “affiliated person” to include an issuer of which a fund holds 5% or more of the outstanding voting securities. For the Investments in Other Affiliates below, the Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

				Change in	Realized
	Value	Purchases	Proceeds	Unrealized	Gain	Value
	August 31, 2021	at Cost	from Sales	Appreciation	(Loss)	August 31, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$92,868,682	$558,328,968	$(597,703,685)	$-	$-	$53,493,965	$592,185

Invesco Liquid Assets Portfolio, Institutional Class	67,755,414	396,999,010	(426,931,203)	7,820	(55,611)	37,775,430	418,636

Invesco Treasury Portfolio, Institutional Class	106,135,637	638,090,250	(683,089,926)	-	-	61,135,961	584,025

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27	Invesco Floating Rate ESG Fund

				Change in	Realized
	Value	Purchases	Proceeds	Unrealized	Gain	Value
	August 31, 2021	at Cost	from Sales	Appreciation	(Loss)	August 31, 2022	Dividend Income

Investments in Other Affiliates:

Commercial Barge Line Co., Series A, Wts., expiring 08/18/2030	$ 90,556	$ -	$ -	$ 149,938	$ -	$240,494	$ -

My Alarm Center LLC, Class A	6,093,765	3,259,294	-	1,602,328	-	10,955,387	-

Total	$272,944,054	$1,596,677,522	$(1,707,724,814)	$1,760,086	$(55,611)	$163,601,237	$1,594,846

(p)	Non-income producing security.
(q)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.

Open Forward Foreign Currency Contracts

						Unrealized
Settlement		Contract to				Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)

Currency Risk

09/29/2022	Bank of America, N.A.	EUR	2,893,551	USD	3,001,385	$88,358

09/29/2022	Bank of America, N.A.	GBP	587,667	USD	712,812	29,771

10/31/2022	Bank of America, N.A.	EUR	1,000,000	USD	1,026,027	17,073

09/29/2022	Barclays Bank PLC	GBP	16,733,341	USD	20,198,553	749,527

09/29/2022	Barclays Bank PLC	SEK	952,205	USD	92,447	3,005

09/29/2022	BNP Paribas S.A.	EUR	61,281,288	USD	62,907,908	1,214,154

09/29/2022	BNP Paribas S.A.	GBP	1,095,596	USD	1,334,909	61,507

10/31/2022	BNP Paribas S.A.	SEK	72,616,910	USD	6,870,791	40,111

09/29/2022	Canadian Imperial Bank of Commerce	EUR	2,712,090	USD	2,776,107	45,762

10/31/2022	Citibank, N.A.	GBP	17,650,555	USD	20,884,430	355,758

09/29/2022	J.P. Morgan Chase Bank, N.A.	GBP	800,000	USD	963,953	34,120

09/29/2022	Morgan Stanley and Co. International PLC	EUR	62,068,684	USD	63,748,593	1,262,143

09/29/2022	Morgan Stanley and Co. International PLC	GBP	16,877,718	USD	20,361,586	744,751

09/29/2022	Morgan Stanley and Co. International PLC	SEK	71,068,437	USD	6,991,135	315,571

09/29/2022	Morgan Stanley and Co. International PLC	USD	84,464,924	EUR	84,719,081	824,376

10/31/2022	Morgan Stanley and Co. International PLC	EUR	6,000,000	USD	6,080,566	26,847

09/29/2022	Royal Bank of Canada	EUR	61,281,288	USD	62,939,683	1,245,928

09/29/2022	Royal Bank of Canada	USD	84,614,963	EUR	84,717,811	673,058

10/31/2022	Royal Bank of Canada	GBP	17,387,114	USD	20,551,951	329,678

10/31/2022	State Street Bank & Trust Co.	GBP	17,650,555	USD	20,875,694	347,023

09/29/2022	Toronto Dominion Bank	EUR	61,281,288	USD	62,937,232	1,243,477

09/29/2022	Toronto Dominion Bank	GBP	16,733,341	USD	20,194,867	745,840

09/29/2022	Toronto Dominion Bank	USD	84,564,469	EUR	84,719,081	724,831

Subtotal–Appreciation						11,122,669

Currency Risk
09/29/2022	BNP Paribas S.A.	USD	6,803,941	SEK	72,020,642	(38,936)

09/29/2022	Citibank, N.A.	USD	20,923,608	GBP	17,697,267	(354,218)

10/31/2022	Deutsche Bank AG	EUR	3,000,000	USD	3,022,044	(4,816)

10/31/2022	Morgan Stanley and Co. International PLC	EUR	84,895,868	USD	84,848,587	(807,374)

10/31/2022	Morgan Stanley and Co. International PLC	USD	7,187,923	EUR	7,000,000	(125,250)

09/29/2022	Royal Bank of Canada	USD	20,590,251	GBP	17,433,129	(327,867)

10/31/2022	Royal Bank of Canada	EUR	84,338,251	USD	84,438,782	(654,570)

09/29/2022	State Street Bank & Trust Co.	EUR	2,637,783	USD	2,653,478	(2,059)

09/29/2022	State Street Bank & Trust Co.	USD	20,914,559	GBP	17,697,267	(345,169)

10/31/2022	State Street Bank & Trust Co.	EUR	2,000,000	USD	2,012,033	(5,873)

10/31/2022	State Street Bank & Trust Co.	USD	3,050,005	GBP	2,594,194	(32,800)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28	Invesco Floating Rate ESG Fund

Open Forward Foreign Currency Contracts–(continued)

				Unrealized Appreciation
Settlement		Contract to
Date	Counterparty	Deliver	Receive	(Depreciation)

10/31/2022	Toronto Dominion Bank	EUR 84,339,516	USD 84,388,855	$(705,774)

Subtotal–Depreciation				(3,404,706)

Total Forward Foreign Currency Contracts				$7,717,963

Abbreviations:

EUR – Euro

GBP – British Pound Sterling

SEK – Swedish Krona

USD – U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29	Invesco Floating Rate ESG Fund

Statement of Assets and Liabilities

August 31, 2022

Assets:
Investments in unaffiliated securities, at value (Cost $4,265,342,059)	$4,001,155,715

Investments in affiliates, at value (Cost $161,471,703)	163,601,237

Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	11,122,669

Cash	46,329,222

Foreign currencies, at value (Cost $266,958)	280,459

Due from broker	2,587,361

Receivable for:
Investments sold	94,582,491

Fund shares sold	10,479,103

Dividends	281,061

Interest	27,278,822

Investments matured, at value (Cost $376,394)	100,448

Investment for trustee deferred compensation and retirement plans	145,801

Other assets	793,304

Total assets	4,358,737,693

Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	3,404,706

Payable for:
Investments purchased	173,901,123

Dividends	6,025,733

Fund shares reacquired	7,678,485

Accrued fees to affiliates	1,032,720

Accrued trustees’ and officers’ fees and benefits	3,842

Accrued other operating expenses	194,164

Trustee deferred compensation and retirement plans	166,241

Unfunded loan commitments	53,265,560

Total liabilities	245,672,574

Net assets applicable to shares outstanding	$4,113,065,119

Net assets consist of:
Shares of beneficial interest	$4,586,820,863

Distributable earnings (loss)	(473,755,744)

$4,113,065,119

Net Assets:
Class A	$751,871,106

Class C	$103,807,092

Class R	$8,208,466

Class Y	$2,696,319,665

Class R5	$4,761,907

Class R6	$548,096,883

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	108,212,096

Class C	15,006,244

Class R	1,176,154

Class Y	388,595,689

Class R5	685,305

Class R6	79,073,963

Class A:
Net asset value per share	$6.95

Maximum offering price per share (Net asset value of $6.95 ÷ 97.50%)	$7.13

Class C:
Net asset value and offering price per share	$6.92

Class R:
Net asset value and offering price per share	$6.98

Class Y:
Net asset value and offering price per share	$6.94

Class R5:
Net asset value and offering price per share	$6.95

Class R6:
Net asset value and offering price per share	$6.93

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30	Invesco Floating Rate ESG Fund

Statement of Operations

For the year ended August 31, 2022

Investment income:
Interest	$177,711,767

Dividends	1,465,314

Dividends from affiliated money market funds	1,594,846

Other income	519,058

Total investment income	181,290,985

Expenses:
Advisory fees	21,309,401

Administrative services fees	518,379

Custodian fees	172,326

Distribution fees:
Class A	1,712,644

Class C	759,361

Class R	37,238

Interest, facilities and maintenance fees	1,105,772

Transfer agent fees – A, C, R & Y	927,979

Transfer agent fees – R5	2,601,015

Transfer agent fees – R6	163,771

Trustees’ and officers’ fees and benefits	41,750

Registration and filing fees	294,936

Reports to shareholders	58,201

Professional services fees	197,384

Other	160,563

Total expenses	30,060,720

Less: Fees waived and/or expense offset arrangement(s)	(337,919)

Net expenses	29,722,801

Net investment income	151,568,184

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(44,877,723)

Affiliated investment securities	(55,611)

Foreign currencies	4,171,899

Forward foreign currency contracts	40,376,569

(384,866)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(242,395,289)

Affiliated investment securities	1,760,086

Foreign currencies	635,733

Forward foreign currency contracts	7,306,924

(232,692,546)

Net realized and unrealized gain (loss)	(233,077,412)

Net increase (decrease) in net assets resulting from operations	$(81,509,228)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31	Invesco Floating Rate ESG Fund

Statement of Changes in Net Assets

For the years ended August 31, 2022 and 2021

	2022	2021

Operations:
Net investment income	$151,568,184	$63,938,940

Net realized gain (loss)	(384,866)	(21,444,753)

Change in net unrealized appreciation (depreciation)	(232,692,546)	115,758,283

Net increase (decrease) in net assets resulting from operations	(81,509,228)	158,252,470

Distributions to shareholders from distributable earnings:
Class A	(28,321,556)	(17,682,635)

Class C	(3,668,891)	(3,174,646)

Class R	(289,580)	(180,889)

Class Y	(97,163,188)	(24,980,577)

Class R5	(194,998)	(171,299)

Class R6	(21,489,101)	(21,714,671)

Total distributions from distributable earnings	(151,127,314)	(67,904,717)

Share transactions–net:
Class A	207,616,713	131,492,111

Class C	18,369,479	(25,553,342)

Class R	2,553,640	909,154

Class Y	1,620,205,464	854,744,225

Class R5	1,413,892	(2,150,730)

Class R6	91,632,941	(199,259,834)

Net increase in net assets resulting from share transactions	1,941,792,129	760,181,584

Net increase in net assets	1,709,155,587	850,529,337

Net assets:
Beginning of year	2,403,909,532	1,553,380,195

End of year	$4,113,065,119	$2,403,909,532

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32	Invesco Floating Rate ESG Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Year ended 08/31/22	$7.35	$0.29	$(0.39)	$(0.10)	$(0.30)	$-	$(0.30)	$6.95	(1.44)%	$751,871	1.04	%(d)	1.05	%(d)	1.01%	4.13%	43%
Year ended 08/31/21	6.94	0.25	0.43	0.68	(0.27)	-	(0.27)	7.35	9.89	585,690	1.05	(d)	1.05	(d)	1.00	3.45	76
Year ended 08/31/20	7.40	0.30	(0.40)	(0.10)	(0.32)	(0.04)	(0.36)	6.94	(1.33)	428,277	1.07	(d)	1.08	(d)	1.00	4.33	55
Year ended 08/31/19	7.57	0.35	(0.17)	0.18	(0.35)	-	(0.35)	7.40	2.50	539,003	1.08	(d)	1.08	(d)	1.03	4.71	55
Year ended 08/31/18	7.56	0.31	0.02	0.33	(0.32)	-	(0.32)	7.57	4.47	585,865	1.07	(d)	1.08	(d)	-	4.15	51
Class C
Year ended 08/31/22	7.32	0.26	(0.40)	(0.14)	(0.26)	-	(0.26)	6.92	(1.96)	103,807	1.54	(d)	1.55	(d)	1.51	3.63	43
Year ended 08/31/21	6.91	0.21	0.43	0.64	(0.23)	-	(0.23)	7.32	9.37	91,555	1.55	(d)	1.55	(d)	1.50	2.95	76
Year ended 08/31/20	7.37	0.27	(0.41)	(0.14)	(0.28)	(0.04)	(0.32)	6.91	(1.84)	111,318	1.57	(d)	1.58	(d)	1.50	3.83	55
Year ended 08/31/19	7.53	0.31	(0.16)	0.15	(0.31)	-	(0.31)	7.37	2.12	213,446	1.58	(d)	1.58	(d)	1.53	4.21	55
Year ended 08/31/18	7.53	0.28	0.00	0.28	(0.28)	-	(0.28)	7.53	3.81	387,685	1.57	(d)	1.58	(d)	-	3.65	51
Class R
Year ended 08/31/22	7.36	0.28	(0.38)	(0.10)	(0.28)	-	(0.28)	6.98	(1.40)	8,208	1.29	(d)	1.30	(d)	1.26	3.88	43
Year ended 08/31/21	6.95	0.23	0.43	0.66	(0.25)	-	(0.25)	7.36	9.61	6,076	1.30	(d)	1.30	(d)	1.25	3.20	76
Year ended 08/31/20	7.41	0.29	(0.41)	(0.12)	(0.30)	(0.04)	(0.34)	6.95	(1.57)	4,874	1.32	(d)	1.33	(d)	1.25	4.08	55
Year ended 08/31/19	7.58	0.33	(0.16)	0.17	(0.34)	-	(0.34)	7.41	2.25	5,604	1.33	(d)	1.33	(d)	1.28	4.46	55
Year ended 08/31/18	7.57	0.30	0.01	0.31	(0.30)	-	(0.30)	7.58	4.21	5,583	1.32	(d)	1.33	(d)	-	3.90	51
Class Y
Year ended 08/31/22	7.34	0.31	(0.40)	(0.09)	(0.31)	-	(0.31)	6.94	(1.20)	2,696,320	0.79	(d)	0.80	(d)	0.76	4.38	43
Year ended 08/31/21	6.93	0.27	0.42	0.69	(0.28)	-	(0.28)	7.34	10.18	1,232,463	0.80	(d)	0.80	(d)	0.75	3.70	76
Year ended 08/31/20	7.39	0.32	(0.40)	(0.08)	(0.34)	(0.04)	(0.38)	6.93	(1.09)	350,943	0.82	(d)	0.83	(d)	0.75	4.58	55
Year ended 08/31/19	7.56	0.37	(0.17)	0.20	(0.37)	-	(0.37)	7.39	2.76	592,107	0.83	(d)	0.83	(d)	0.78	4.96	55
Year ended 08/31/18	7.55	0.33	0.02	0.35	(0.34)	-	(0.34)	7.56	4.72	963,386	0.82	(d)	0.83	(d)	-	4.40	51
Class R5
Year ended 08/31/22	7.35	0.31	(0.39)	(0.08)	(0.32)	-	(0.32)	6.95	(1.18)	4,762	0.77	(d)	0.78	(d)	0.74	4.40	43
Year ended 08/31/21	6.94	0.27	0.43	0.70	(0.29)	-	(0.29)	7.35	10.23	3,631	0.77	(d)	0.77	(d)	0.72	3.73	76
Year ended 08/31/20	7.41	0.32	(0.41)	(0.09)	(0.34)	(0.04)	(0.38)	6.94	(1.21)	5,515	0.81	(d)	0.82	(d)	0.74	4.59	55
Year ended 08/31/19	7.58	0.37	(0.16)	0.21	(0.38)	-	(0.38)	7.41	2.80	5,672	0.83	(d)	0.83	(d)	0.78	4.96	55
Year ended 08/31/18	7.57	0.33	0.02	0.35	(0.34)	-	(0.34)	7.58	4.73	4,696	0.81	(d)	0.82	(d)	-	4.41	51
Class R6
Year ended 08/31/22	7.33	0.32	(0.40)	(0.08)	(0.32)	-	(0.32)	6.93	(1.13)	548,097	0.70	(d)	0.71	(d)	0.67	4.47	43
Year ended 08/31/21	6.93	0.27	0.42	0.69	(0.29)	-	(0.29)	7.33	10.10	484,494	0.73	(d)	0.73	(d)	0.68	3.77	76
Year ended 08/31/20	7.39	0.33	(0.41)	(0.08)	(0.34)	(0.04)	(0.38)	6.93	(0.99)	652,453	0.71	(d)	0.72	(d)	0.64	4.69	55
Year ended 08/31/19	7.56	0.38	(0.17)	0.21	(0.38)	-	(0.38)	7.39	2.86	812,446	0.74	(d)	0.74	(d)	0.69	5.05	55
Year ended 08/31/18	7.55	0.34	0.02	0.36	(0.35)	-	(0.35)	7.56	4.83	614,302	0.73	(d)	0.74	(d)	-	4.49	51

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratio includes line of credit expense of 0.03%, 0.05%, 0.07%, 0.05% and 0.05% for the years ended August 31, 2022, 2021, 2020, 2019 and 2018, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33	Invesco Floating Rate ESG Fund

Notes to Financial Statements

August 31, 2022

NOTE 1–Significant Accounting Policies

Invesco Floating Rate ESG Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return, comprised of current income and capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.

Security Valuations – Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and the asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available and unreliable are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or

34	Invesco Floating Rate ESG Fund

other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Facility fees received may be amortized over the life of the loan. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are received in return for changes in the terms of the loan or note.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Interest, Facilities and Maintenance Fees – Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, administrative expenses and other expenses associated with establishing and maintaining the line of credit.

H.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Securities Purchased on a When-Issued and Delayed Delivery Basis – The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

K.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases

35	Invesco Floating Rate ESG Fund

and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

L.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

M.

Industry Focus – To the extent that the Fund invests a greater amount of its assets in securities of issuers in the banking and financial services industries, the Fund’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.

N.

Bank Loan Risk – Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund seeks to manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

O.

LIBOR Risk – The Fund may have investments in financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. LIBOR is intended to measure the rate generally at which banks can lend and borrow from one another in the relevant currency on an unsecured basis. The UK Financial Conduct Authority (“FCA”), the regulator that oversees LIBOR, announced that the majority of LIBOR rates would cease to be published or would no longer be representative on January 1, 2022. Although the publication of most LIBOR rates ceased at the end of 2021, a selection of widely used USD LIBOR rates continues to be published until June 2023 to allow for an orderly transition away from these rates.

There remains uncertainty and risks relating to the continuing LIBOR transition and its effects on the Fund and the instruments in which the Fund invests. There can be no assurance that the composition or characteristics of any alternative reference rates (“ARRs”) or financial instruments in which the Fund invests that utilize ARRs will be similar to or produce the same value or economic equivalence as LIBOR or that these instruments will have the same volume or liquidity. Additionally, there remains uncertainty and risks relating to certain “legacy” USD LIBOR instruments that were issued or entered into before December 31, 2021 and the process by which a replacement interest rate will be identified and implemented into these instruments when USD LIBOR is ultimately discontinued. The effects of such uncertainty and risks in “legacy” USD LIBOR instruments held by the Fund could result in losses to the Fund.

P.

Leverage Risk – The Fund may utilize leverage to seek to enhance the yield of the Fund by borrowing. There are risks associated with borrowing in an effort to increase the yield and distributions on the common shares, including that the costs of the financial leverage may exceed the income from investments purchased with such leverage proceeds, the higher volatility of the net asset value of the shares, and that fluctuations in the interest rates on the borrowing may affect the yield and distributions to the common shareholders. There can be no assurance that the Fund’s leverage strategy will be successful.

Q.

Other Risks – The Fund may invest all or substantially all of its assets in senior secured floating rate loans and senior secured debt securities that are determined to be rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

The Fund invests in corporate loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a corporate loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the corporate loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.

Because the Fund evaluates environmental, social and governance (“ESG”) factors to assess and exclude certain investments for non-financial reasons, it may forego some market opportunities available to funds that do not use these factors. The securities of companies that score favorably under the Fund’s ESG scoring methodology may underperform similar companies that do not score as well or may underperform the stock market as a whole. As a result, the Fund may underperform funds that do not screen or score companies based on ESG factors or funds that use a different ESG methodology. Information used by the Fund to evaluate such factors may not be readily available, complete or accurate, which could negatively impact the Fund’s ability to apply its methodology, which in turn could negatively impact the Fund’s performance. In addition, the Fund’s assessment of an issuer, based on the issuer’s level of involvement in a particular industry or the issuer’s ESG score, may differ from that of other funds or an investor. As a result, the issuers deemed eligible for inclusion in the Fund’s portfolio may not reflect the beliefs or values of any particular investor and may not be deemed to exhibit positive or favorable ESG characteristics if different metrics were used to evaluate them.

36	Invesco Floating Rate ESG Fund

During the period, the Fund experienced a low interest rate environment created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs. Additionally, from time to time, uncertainty regarding the status of negotiations in the U.S. Government to increase the statutory debt limit, commonly called the “debt ceiling”, could increase the risk that the U.S. Government may default on payments on certain U.S. Government securities, cause the credit rating of the U.S. Government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. Government-sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of a Fund that holds securities of that entity will be adversely impacted.

R.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 500 million	0.650%

Next $4.5 billion	0.600%

Next $5 billion	0.575%

Over $10 billion	0.550%

For the year ended August 31, 2022, the effective advisory fee rate incurred by the Fund was 0.61%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2023, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.50%, 2.00%, 1.75%, 1.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

Further, the Adviser has contractually agreed, through at least June 30, 2024, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended August 31, 2022, the Adviser waived advisory fees of $337,210.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Fund, SSB also serves as the funds’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 0.75% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2022, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2022, IDI advised the Fund that IDI retained $106,593 in front-end sales commissions from the sale of Class A shares and $109,556 and $22,248 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

37	Invesco Floating Rate ESG Fund

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Variable Rate Senior Loan Interests	$–	$3,385,605,988	$345,876,044	$3,731,482,032

Non-U.S. Dollar Denominated Bonds & Notes	–	111,476,035	–	111,476,035

U.S. Dollar Denominated Bonds & Notes	–	96,802,337	1,056,220	97,858,557

Common Stocks & Other Equity Interests	8,248,446	23,855,006	15,214,065	47,317,517

Preferred Stocks	–	10,935,752	1,116,489	12,052,241

Municipal Obligations	–	11,233,998	–	11,233,998

Asset-Backed Securities	–	931,216	–	931,216

Money Market Funds	152,405,356	–	–	152,405,356

Total Investments in Securities	160,653,802	3,640,840,332	363,262,818	4,164,756,952

Other Investments - Assets*

Investments Matured	–	–	100,448	100,448

Forward Foreign Currency Contracts	–	11,122,669	–	11,122,669

	–	11,122,669	100,448	11,223,117

Other Investments - Liabilities*

Forward Foreign Currency Contracts	–	(3,404,706)	–	(3,404,706)

Total Other Investments	–	7,717,963	100,448	7,818,411

Total Investments	$160,653,802	$3,648,558,295	$363,363,266	$4,172,575,363

*	Forward foreign currency contracts are valued at unrealized appreciation (depreciation). Investments matured are shown at value.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the year ended August 31, 2022:

						Change in
				Accrued	Realized	Unrealized	Transfers	Transfers
	Value	Purchases	Proceeds	Discounts/	Gain	Appreciation	into	out of	Value
	08/31/21*	at Cost	from Sales	Premiums	(Loss)	(Depreciation)	Level 3**	Level 3**	08/31/22

Variable Rate Senior Loan Interests	$83,965,581	$298,512,671	$(46,326,137)	$670,663	$(1,123,308)	$(14,381,424)	$50,911,089	$(26,353,091)	$345,876,044

Common Stocks & Other Equity Interests	16,175,338	4,219,412	(6,146,585)	–	1,255,368	5,134	673,483	(968,086)	15,214,065

Non-U.S. Dollar Denominated Bonds & Notes	99,545	–	(865,471)	–	–	765,926	–	–	–

Preferred Stocks	2,749,504	–	(390,245)	–	388,348	(572,457)	–	(1,058,661)	1,116,489

U.S. Dollar Denominated Bonds & Notes	2,230,256	–	(886,133)	–	–	(287,903)	–	–	1,056,220

Investments Matured	138,081	4,710	(25,641)	10	2,476	(19,188)	–	–	100,448

Total	$105,358,305	$302,736,793	$(54,640,212)	$670,673	$522,884	$(14,489,912)	$51,584,572	$(28,379,838)	$363,363,266

*	Prior year balances have been adjusted for a change in security classification.

**	Transfers into and out of level 3 are due to increases or decreases in market activity impacting the available market inputs to determine the price.

Securities determined to be Level 3 at the end of the reporting period were valued primarily by utilizing evaluated prices from a third-party vendor pricing service. A significant change in third-party pricing information could result in a lower or higher value in Level 3 investments.

38	Invesco Floating Rate ESG Fund

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2022:

Value
Currency
Derivative Assets	Risk

Unrealized appreciation on forward foreign currency contracts outstanding	$11,122,669

Derivatives not subject to master netting agreements	-

Total Derivative Assets subject to master netting agreements	$11,122,669

Value
Currency
Derivative Liabilities	Risk

Unrealized depreciation on forward foreign currency contracts outstanding	$(3,404,706)

Derivatives not subject to master netting agreements	-

Total Derivative Liabilities subject to master netting agreements	$(3,404,706)

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of August 31, 2022.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Bank of America, N.A.	$ 135,202	$ –	$135,202	$–		$–	$135,202
Barclays Bank PLC	752,532	–	752,532	–		–	752,532
BNP Paribas S.A.	1,315,772	(38,936)	1,276,836	–		–	1,276,836
Canadian Imperial Bank of Commerce	45,762	–	45,762	–		–	45,762
Citibank, N.A.	355,758	(354,218)	1,540	–		–	1,540
Deutsche Bank AG	–	(4,816)	(4,816)	–		–	(4,816)
J.P. Morgan Chase Bank, N.A.	34,120	–	34,120	–		–	34,120
Morgan Stanley and Co. International PLC	3,173,688	(932,624)	2,241,064	–		–	2,241,064
Royal Bank of Canada	2,248,664	(982,437)	1,266,227	–		–	1,266,227
State Street Bank & Trust Co.	347,023	(385,901)	(38,878)	–		–	(38,878)
Toronto Dominion Bank	2,714,148	(705,774)	2,008,374	–		–	2,008,374
Total	$11,122,669	$(3,404,706)	$7,717,963	$–		$–	$7,717,963

Effect of Derivative Investments for the year ended August 31, 2022

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on
Statement of Operations
Currency
Risk

Realized Gain:
Forward foreign currency contracts	$40,376,569

Change in Net Unrealized Appreciation:
Forward foreign currency contracts	7,306,924

Total	$47,683,493

39	Invesco Floating Rate ESG Fund

The table below summarizes the average notional value of derivatives held during the period.

Forward
Foreign Currency
Contracts

Average notional value	$802,918,805

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2022, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $709.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances and Borrowings

Effective February 18, 2022, the Fund has entered into a credit agreement, which enables the Fund to participate with certain other Invesco Funds in a committed secured borrowing facility that permits borrowings up to $1.1 billion, collectively by certain Invesco Funds, and which will expire on February 17, 2023. Prior to February 18, 2022, the credit agreement permitted borrowings up to $900 million. The credit agreement is secured by the assets of the Fund. The Fund is subject to certain covenants relating to the credit agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the credit agreement. During the year ended August 31, 2022, the Fund did not borrow under this agreement.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8–Unfunded Loan Commitments

Pursuant to the terms of certain Senior Loan agreements, the Fund held the following unfunded loan commitments as of August 31, 2022. The Fund intends to reserve against such contingent obligations by designating cash, liquid securities and liquid Senior Loans as a reserve. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Borrower	Type	Unfunded Loan Commitment	Unrealized Appreciation (Depreciation)

athenahealth, Inc.	Delayed Draw Term Loan	$1,023,114	$(41,288)

Crown Finance US, Inc.	Revolver Loan	423,798	(122,132)

Dermatology Intermediate Holdings III, Inc.	Delayed Draw Term Loan	294,192	0

Dun & Bradstreet Corp. (The)	Revolver Loan	9,128,486	(454,957)

Financiere Pax S.A.S.	Revolver Loan	761,907	(130,746)

Greenrock Finance, Inc.	Delayed Draw Term Loan	2,899,634	(24,745)

Groundworks LLC	Delayed Draw Term Loan	2,154,771	(5,656)

IAP Worldwide Services, Inc.	Revolver Loan	929,279	0

Icebox Holdco III, Inc.	Delayed Draw Term Loan	3,254,380	(90,779)

Kantar	Revolver Loan	4,756,602	36,547

McDermott International Ltd.	LOC	6,610,320	(1,167,812)

Novae LLC	Delayed Draw Term Loan	9,098	(569)

Parques Reunidos (Piolin Bidco s.a.u)	Revolver Loan	3,605,542	(538,949)

Royal Caribbean Cruises	Revolver Loan	1,926,064	(5,217)

Royal Caribbean Cruises	Revolver Loan	2,628,241	(30,555)

Royal Caribbean Cruises	Revolver Loan	630,096	1,938

Tank Holding Corp.	Revolver Loan	1,669,141	(31,306)

TGP Holdings III LLC	Delayed Draw Term Loan	263,920	(50,515)

Thermostat Purchaser III, Inc.	First Lien Delayed Draw Term Loan	329,207	(15,638)

Vertellus	Revolver Loan	2,350,430	(50,417)

Vue International Bidco PLC	First Lien Term Loan	7,617,338	(194,071)

		$53,265,560	$(2,916,867)

40	Invesco Floating Rate ESG Fund

NOTE 9–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2022 and 2021:

	2022	2021

Ordinary income*	$151,127,314	$67,904,717

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2022

Undistributed ordinary income	$56,860,550

Net unrealized appreciation (depreciation) – investments	(266,613,784)

Net unrealized appreciation – foreign currencies	751,763

Temporary book/tax differences	(114,219)

Capital loss carryforward	(264,640,054)

Shares of beneficial interest	4,586,820,863

Total net assets	$4,113,065,119

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, amortization and accretion on debt securities and derivative instruments.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of August 31, 2022, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$51,583,421	$213,056,633	$264,640,054

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 10–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2022 was $3,404,188,558 and $1,468,142,693, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$40,706,640

Aggregate unrealized (depreciation) of investments	(307,320,424)

Net unrealized appreciation (depreciation) of investments	$(266,613,784)

Cost of investments for tax purposes is $4,439,189,147.

NOTE 11–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on August 31, 2022, undistributed net investment income was increased by $45,164,519 and undistributed net realized gain (loss) was decreased by $45,164,519. This reclassification had no effect on the net assets or the distributable earnings (loss) of the Fund.

NOTE 12–Senior Loan Participation Commitments

The Fund invests in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.

At the year ended August 31, 2022, the following sets forth the selling participants with respect to interest in Senior Loans purchased by the Fund on a participation basis.

	Principal
Selling Participant	Amount	Value

Barclays Bank PLC	$6,610,320	$5,442,508

Bank of America, N.A.	16,923,384	16,169,760

Credit Agricole CIB	1,073,593	837,402

JPMorgan Europe Ltd.	9,000,000	6,390,000

41	Invesco Floating Rate ESG Fund

NOTE 13–Share Information

	Summary of Share Activity

	Year ended August 31, 2022(a)		Year ended August 31, 2021
	Shares	Amount	Shares	Amount

Sold:
Class A	53,806,876	$387,856,612	28,360,290	$205,988,663

Class C	6,948,299	49,959,940	3,502,081	25,301,162

Class R	536,545	3,881,149	264,053	1,913,667

Class Y	430,648,422	3,099,562,405	142,950,600	1,039,749,497

Class R5	652,369	4,698,358	185,071	1,346,039

Class R6	50,599,877	362,639,249	24,022,993	173,501,564

Issued as reinvestment of dividends:
Class A	3,020,974	21,539,938	1,841,367	13,278,459

Class C	380,030	2,699,266	308,818	2,210,224

Class R	38,524	275,229	23,112	166,831

Class Y	8,844,830	62,703,237	2,007,688	14,544,207

Class R5	26,995	192,334	23,751	170,419

Class R6	2,573,797	18,301,216	2,730,944	19,549,151

Automatic conversion of Class C shares to Class A shares:
Class A	1,874,761	13,434,555	4,374,363	31,510,653

Class C	(1,882,813)	(13,434,555)	(4,393,189)	(31,510,653)

Reacquired:
Class A	(30,193,647)	(215,214,392)	(16,609,348)	(119,285,664)

Class C	(2,953,953)	(20,855,172)	(3,021,321)	(21,554,075)

Class R	(223,938)	(1,602,738)	(163,319)	(1,171,344)

Class Y	(218,819,763)	(1,542,060,178)	(27,697,356)	(199,549,479)

Class R5	(488,219)	(3,476,800)	(509,471)	(3,667,188)

Class R6	(40,172,816)	(289,307,524)	(54,852,779)	(392,310,549)

Net increase in share activity	265,217,150	$1,941,792,129	103,348,348	$760,181,584

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 62% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

42	Invesco Floating Rate ESG Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Floating Rate ESG Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Floating Rate ESG Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the “Fund”) as of August 31, 2022, the related statement of operations for the year ended August 31, 2022, the statement of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2022 and the financial highlights for each of the five years in the period ended August 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

October 26, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

43	Invesco Floating Rate ESG Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2022 through August 31, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/22)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$979.40	$5.14	$1,020.01	$5.24	1.03%
Class C	1,000.00	976.80	7.62	1,017.49	7.78	1.53
Class R	1,000.00	976.90	6.38	1,018.75	6.51	1.28
Class Y	1,000.00	980.60	3.89	1,021.27	3.97	0.78
Class R5	1,000.00	980.70	3.84	1,021.32	3.92	0.77
Class R6	1,000.00	981.00	3.50	1,021.68	3.57	0.70

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2022 through August 31, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

44	Invesco Floating Rate ESG Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2022, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Floating Rate ESG Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2022. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2022 and June 13, 2022, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2022.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the remote and hybrid working environment resulting from the novel coronavirus (“COVID-19”) pandemic and paved the way for a hybrid working framework in a normalized environment as employees return to the office. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled

Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption throughchallenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Senior Secured Management, Inc. currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2021 to the performance of funds in the Broadridge performance universe and against the Credit Suisse Leveraged Loan Index (Index). The Board noted that performance of Class A shares of the Fund was in the first quintile of its performance universe for the one year period and the second quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one year period and below the performance of the Index for the three and five year periods. The Board considered that the Fund changed it strategy to incorporate consideration of environmental, social and governance (“ESG”) criteria effective August 21, 2020, and that performance prior to that date is that of the Fund using its previous investment strategy, which did not apply ESG criteria. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed

45	Invesco Floating Rate ESG Fund

more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was reasonably comparable to the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s actual management fees and contractual management fees were in the fourth quintile of its expense group and discussed with management reasons for such relative actual management fees and contractual management fees.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

    The Board also compared the Fund’s effective advisory fee rate (defined for this purpose as the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other affiliated exchange traded funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2021.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

    The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

46	Invesco Floating Rate ESG Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2022:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	73.69%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

47	Invesco Floating Rate ESG Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			190	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Floating Rate ESG Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee and Chair	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	190	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	190	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	190	Insperity, Inc. (formerly known as Administaff) (human resources provider); Member of Regional Board of Directors and Board of Directors, First Financial Bancorp (regional bank)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds	190	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	190	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2003	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	190	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Floating Rate ESG Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			190	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury and Director, ON Semiconductor Corporation (semiconductor manufacturing)	190	None
Ann Barnett Stern[2] – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment, Inc. a private philanthropic institution (private philanthropic institution) Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP and Andrews & Kurth LLP	190	Trustee and Board Vice Chair of Holdsworth Center (non-profit); Trustee and Chair of Nomination/Governance Committee, Good Reason Houston, (non-profit); Trustee and Investment Committee member of University of Texas Law School Foundation (non-profit); Board Member of Greater Houston Partnership (non-profit); Advisory Board member, Baker Institute for Public Policy at Rice University (non-profit) Formerly: Director and Audit Committee Member of Federal Reserve Bank of Dallas
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	190	None
Daniel S. Vandivort –1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management, 1994-2007; Trustee and Chair, Weiss Peck and Greer Funds Board, 2004-2005; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management, 1984-1994.	190	Formerly: Trustee and Governance Chair, Oppenheimer Funds, 2014-2019; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America, 2016-2019

[2]	Effective September 14, 2022, Ms. Ann Barnett Stern resigned as a Trustee of the Trust.

T-3	Invesco Floating Rate ESG Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	2003

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.;Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Senior Vice President, Invesco Group Services, Inc.; Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Floating Rate ESG Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes- 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Floating Rate ESG Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds; and Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets) Formerly, Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; Associate, Gaston Snow & Ely Bartlett

			N/A	N/A
			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-6	Invesco Floating Rate ESG Fund

(This page intentionally left blank)

(This page intentionally left blank)

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents. With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-09913 and 333-36074	Invesco Distributors, Inc.	FLR-AR-1

Annual Report to Shareholders	August 31, 2022

Invesco Global Real Estate Income Fund

Nasdaq:

A: ASRAX ∎ C: ASRCX ∎ Y: ASRYX ∎ R5: ASRIX ∎ R6: ASRFX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

6	Liquidity Risk Management Program

8	Schedule of Investments

11	Financial Statements

14	Financial Highlights

15	Notes to Financial Statements

22	Report of Independent Registered Public Accounting Firm

23	Fund Expenses

24	Approval of Investment Advisory and Sub-Advisory Contracts

26	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2022, Class A shares of Invesco Global Real Estate Income Fund (the Fund), at net asset value (NAV), outperformed the Custom Invesco Global Real Estate Income Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/21 to 8/31/22, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-13.47%
Class C Shares	-14.15
Class Y Shares	-13.20
Class R5 Shares	-13.41
Class R6 Shares	-13.14
MSCI World Index▼ (Broad Market Index)	-15.08
Custom Invesco Global Real Estate Income Index∎ (Style-Specific Index)	-16.93
Lipper Global Real Estate Funds Classification Average♦ (Peer Group)	-17.00

Source(s): ▼RIMES Technologies Corp.; ∎Invesco, RIMES Technologies Corp.; ♦Lipper Inc.

Market conditions and your Fund

At the beginning of the fiscal year ended August 31, 2022, developed global equity markets were mostly positive, despite rising inflation and the emergence of Omicron, a new COVID-19 variant. Pandemic-related supply chain disruptions and labor shortages intensified at the end of 2021, resulting in broadly higher costs for companies and consumers. Emerging market equities declined due in part to COVID-19 concerns and China’s ongoing regulatory tightening in the private education and technology sectors and slowing economic growth.

    Global equity markets declined in the first quarter of 2022 amid volatility sparked by Russia’s invasion of Ukraine, rising commodity prices, rampant global inflation and central banks shifting toward tighter monetary policy. Russia’s invasion exacerbated inflationary pressures, disrupting already strained supply chains and increasing shortages of oil, gas and raw materials, with the price of oil rising sharply.

    In the second quarter of 2022, global equity markets continued their decline as record inflation, rising interest rates and recession fears led to generally weaker consumer sentiment around the globe. In Europe, reduction of gas supplies from Russia due to the war in Ukraine drove prices higher and led to mounting fears of gas shortages and rationing. Emerging market equities also declined, but China was an outlier and posted a positive return for the quarter due to the easing of COVID-19 lockdowns.

    After a rebound in July 2022, global equity markets declined again at the end of the fiscal year, as global economic uncertainty continued with central banks trying to bring inflation under control. At the end of the fiscal year, trailing one-year returns for developed market equities and emerging market equities were both in negative territory.

    The Fund’s investment objective is current income and, secondarily, capital appreciation. The qualified investment universe includes global public real estate equity and debt securities, such as common stock, preferred securities, corporate debt and commercial mortgage-backed securities (CMBS). The inclusion of fixed-income securities can potentially reduce the Fund’s volatility resulting in attractive long-term risk-adjusted returns. Likewise, the Fund’s relative performance can potentially lag its equity-only benchmark during periods of strong market rallies.

    The Invesco Global Real Estate Income Fund outperformed its benchmark for the fiscal year. Positive relative performance was driven by overweight exposure to fixed-income securities such as preferred securities, corporate bonds and CMBS. The Fund’s overweight exposure to the US and keen stock selection in the lodging, residential and data center sectors also contributed positively. The Fund’s outperformance was partially offset by weaker stock selection in the self-storage and diversified sectors.

    At the position level, the largest contributor to the Fund’s relative performance was Duke Realty. Duke Realty owns a portfolio of industrial assets in major US markets. The company posted consistent cash flow growth and dividend increases that were supported by structural tailwinds for industrial properties. Specific tailwinds included growing demand from e-commerce activities and modest development activity, which limited available supply.

    Another key individual relative contributor was the preferred stock of UMH Properties. UMH Properties operates a portfolio of manufactured home communities across the US. The preferred shares offered a relatively attractive yield for a best-in-class company operating in a sector that benefits from consumers switching down due to high housing costs and demand from an aging US population.

    Digital Realty was also a top contributor to the Fund’s relative performance. The company is a leading global owner and developer of data center assets and the Fund benefited from its underweight positioning in the stock. While data centers benefit from structural growth opportunities, they have limited pricing power to offset inflationary pressures, which caused them to underperform. In addition, the company announced an initial dilutive acquisition, which put downward pressure on its near-term growth rate.

    Public Storage was a top individual detractor from relative Fund performance. During the fiscal year, the Fund’s underweight position detracted as the self-storage sector continued to exhibit strong operating trends with high occupancy, allowing for positive rent increases.

    W.P. Carey was a notable individual detractor from the Fund’s relative performance due to the Fund’s underweight position in the stock during the fiscal year. W.P. Carey owns a diversified collection of properties with long-term lease structures, commonly referred to as “triple net lease,” across the US, Europe, Australia and Asia. Triple net lease companies like W.P. Carey outperformed due to increasing concerns over deteriorating macroeconomic conditions, making their stable and long-term lease structures attractive to investors. The company offers more exposure to inflation-linked leases than peers, which also contributed to its outperformance given continued high inflation. We sold W.P. Carey during the fiscal year.

    At the end of the fiscal year, the Fund’s exposure was 69% stocks, 24% fixed-income and 7% cash. Portfolio activity during the fiscal year included a decrease in equity exposure and an increase in fixed-income exposure primarily through listed real estate corporate bonds and CMBS. The Fund’s positioning reflects the investment team’s cautious macro view as central banks around the globe seek to bring down inflation at the expense of economic growth. This will likely continue negatively impacting risk assets and warrants defensive positioning across the capital structure. The Fund’s positioning prioritizes property types with stable cash flow profiles and sound balance sheets. In contrast, fixed-income securities have become more attractive as rising yields amid expectations of slowing economic growth and inflation have created attractive entry points.

    We thank you for your continued investment in the Invesco Global Real Estate Income Fund.

Portfolio manager(s):

Mark Blackburn

James Cowen

Grant Jackson

Chip McKinley

Darin Turner

2	Invesco Global Real Estate Income Fund

Ping-Ying Wang

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Global Real Estate Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/12

1 Source: RIMES Technologies Corp.

2 Source: Lipper Inc.

3 Source(s): Invesco, RIMES Technologies Corp.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Global Real Estate Income Fund

Average Annual Total Returns
As of 8/31/22, including maximum applicable sales charges
Class A Shares
Inception (5/31/02)	6.66%
10 Years	3.25
5 Years	0.89
1 Year	-18.20
Class C Shares
Inception (3/9/07)	2.81%
10 Years	3.22
5 Years	1.27
1 Year	-14.99
Class Y Shares
Inception (10/3/08)	5.88%
10 Years	4.10
5 Years	2.31
1 Year	-13.20
Class R5 Shares
Inception (3/9/07)	3.58%
10 Years	4.16
5 Years	2.32
1 Year	-13.41
Class R6 Shares
10 Years	4.28%
5 Years	2.48
1 Year	-13.14

On March 12, 2007, the Fund reorganized from a Closed-End Fund to an Open-End Fund. Performance shown prior to that date is that of the Closed-End Fund’s Common shares and includes the fees applicable to Common shares.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions (reinvested at net asset value, except for periods prior to March 12, 2007 where reinvestments were made at the lower of the Closed-End Fund’s net asset value or market price), changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

    Fund performance was positively impacted by a temporary 2% fee on redemptions that was in effect from March 12, 2007 to March 12, 2008. Without income from this temporary fee, returns would have been lower.

5	Invesco Global Real Estate Income Fund

Supplemental Information

Invesco Global Real Estate Income Fund’s investment objective is current income and, secondarily, capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of August 31, 2022, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

∎

The Custom Invesco Global Real Estate Income Index is composed of FTSE NAREIT All Equity REIT Index through August 31, 2011, and FTSE EPRA/NAREIT Developed Index, which is computed using the net return by withholding applicable taxes, thereafter. The FTSE NAREIT All Equity REIT Index is considered representative of US REITs. The FTSE EPRA/ NAREIT Developed Index is considered representative of global real estate companies and REITs.

∎	The Lipper Global Real Estate Funds Classification Average represents an average of all funds in the Lipper Global Real Estate Funds classification.

∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment).

The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 21-23, 2022, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2021, through December 31, 2021 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus pandemic on the Fund and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:
∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Global Real Estate Income Fund

Fund Information

Portfolio Composition

By country	% of total net assets

United States	69.13%

Japan	6.73

Hong Kong	4.35

Australia	2.59

Germany	2.21

Countries, each less than 2% of portfolio	9.59

Money Market Funds Plus Other Assets Less Liabilities	5.40

Top 10 Equity Holdings*
% of total net assets

1. Prologis, Inc.	5.41%

2. UDR, Inc.	2.95

3. Ventas, Inc.	2.84

4. Duke Realty Corp.	2.68

5. VICI Properties, Inc.	2.38

6. AvalonBay Communities, Inc.	2.31

7. Life Storage, Inc.	2.09

8. Kimco Realty Corp.	2.05

9. Sun Communities, Inc.	1.94

10. UMH Properties, Inc., Series D, Pfd.	2.09

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of August 31, 2022.

7	Invesco Global Real Estate Income Fund

Schedule of Investments

August 31, 2022

	Shares	Value

Common Stocks & Other Equity Interests-69.05%
Australia-2.59%
Goodman Group	469,165	$6,262,174

National Storage REIT	2,908,049	4,805,812

Stockland	2,237,190	5,521,770

		16,589,756

Canada-1.86%
Allied Properties REIT	193,800	4,630,482

Canadian Apartment Properties REIT	109,400	3,720,941

Chartwell Retirement Residences	453,185	3,585,177

		11,936,600

Denmark-0.24%
Orsted A/S(a)	15,749	1,538,878

France-0.72%
Gecina S.A.	52,167	4,644,839

Germany-2.21%
Aroundtown S.A.	1,347,270	3,925,983

Sirius Real Estate Ltd.	1,183,958	1,116,345

Vonovia SE	336,973	9,140,129

		14,182,457

Hong Kong-4.35%
Hang Lung Properties Ltd.	4,670,000	7,772,849

Hongkong Land Holdings Ltd.	625,600	3,019,913

Link REIT	223,500	1,729,358

New World Development Co. Ltd.	1,280,000	4,160,219

Sun Hung Kai Properties Ltd.	883,000	10,351,477

Wharf Real Estate Investment Co. Ltd.	195,000	889,306

		27,923,122

Japan-6.73%
Daiwa House REIT Investment Corp.(b)	1,147	2,652,423

Daiwa Securities Living Investments Corp.	2,304	2,059,349

GLP J-Reit	3,040	3,706,499

Japan Metropolitan Fund Investment Corp.	4,303	3,415,257

Japan Prime Realty Investment Corp.	950	2,815,537

Japan Real Estate Investment Corp.	1,065	4,937,711

LaSalle Logiport REIT	4,397	5,438,040

Mitsui Fudosan Co. Ltd.	422,800	8,537,862

Mitsui Fudosan Logistics Park, Inc.	1,090	4,269,779

ORIX JREIT, Inc.	1,224	1,683,703

Tokyu Fudosan Holdings Corp.	677,400	3,643,118

		43,159,278

Mexico-0.65%
PLA Administradora Industrial, S. de

R.L. de C.V.	1,391,800	1,863,194

Prologis Property Mexico S.A. de C.V.	890,684	2,304,244

		4,167,438

Singapore-1.79%
CapitaLand Integrated Commercial Trust	2,829,696	4,188,025

	Shares	Value

Singapore-(continued)
CapitaLand Investment Ltd.	638,100	$1,680,553

Mapletree Industrial Trust	1,793,700	3,241,041

Mapletree Pan Asia Commercial Trust	1,813,579	2,384,505

		11,494,124

Sweden-0.40%
Wihlborgs Fastigheter AB	357,174	2,563,876

United Kingdom-1.98%
Big Yellow Group PLC	233,775	3,605,998

Segro PLC	585,883	6,397,207

Tritax Big Box REIT PLC	1,381,960	2,666,456

		12,669,661

United States-45.53%
Agree Realty Corp.	110,240	8,303,277

Alexandria Real Estate Equities, Inc.	47,657	7,310,584

American Homes 4 Rent, Class A(c)	317,055	11,274,476

American Tower Corp.	31,224	7,932,457

AvalonBay Communities, Inc.	73,689	14,804,857

Crown Castle, Inc.	40,113	6,852,504

CubeSmart	227,162	10,460,810

Dominion Energy, Inc.	41,599	3,402,798

Duke Realty Corp.	292,260	17,199,501

Equinix, Inc.	13,545	8,904,077

Essential Properties Realty Trust, Inc.	228,540	5,174,145

Gaming and Leisure Properties, Inc.	157,977	7,625,550

Healthpeak Properties, Inc.	314,791	8,263,264

Hilton Worldwide Holdings, Inc.	31,438	4,003,944

Invitation Homes, Inc.	332,971	12,080,188

Kimco Realty Corp.	622,533	13,122,996

Life Storage, Inc.	105,439	13,417,113

Outfront Media, Inc.	235,900	4,175,430

Prologis, Inc.	278,659	34,695,832

Regency Centers Corp.	117,371	7,140,852

Ryman Hospitality Properties, Inc.(b)	24,282	1,996,466

STAG Industrial, Inc.	255,612	7,872,849

Sun Communities, Inc.	80,968	12,445,591

UDR, Inc.	421,437	18,909,878

Ventas, Inc.	380,867	18,228,294

VICI Properties, Inc.(c)	463,567	15,293,075

Welltower, Inc.	146,877	11,258,122

		292,148,930

Total Common Stocks & Other Equity Interests (Cost $428,475,106)		443,018,959

Preferred Stocks-13.29%
United States-13.29%
American Homes 4 Rent, 5.88%, Series G, Pfd.	84,200	2,073,004

American Homes 4 Rent, 6.25%, Series H, Pfd.	200,100	5,062,530

DiamondRock Hospitality Co., 8.25%, Pfd.	168,578	4,431,916

Digital Realty Trust, Inc., 5.20%, Series L, Pfd.	121,800	2,858,646

Eagle Hospitality Properties Trust, Inc., 8.25%, Series A, Pfd.(d)	195,800	19

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Global Real Estate Income Fund

	Shares	Value

United States-(continued)
National Storage Affiliates Trust, 6.00%, Series A, Pfd.	243,300	$6,026,541

Pebblebrook Hotel Trust, 6.38%, Series E, Pfd.	223,861	4,996,577

Pebblebrook Hotel Trust, 6.30%, Series F, Pfd.	173,676	3,892,079

PS Business Parks, Inc., 5.25%, Series X, Pfd.	275,600	5,211,596

PS Business Parks, Inc., 5.20%, Series Y, Pfd.	273,400	5,186,398

Public Storage, 5.15%, Series F, Pfd.	14,600	354,634

Rexford Industrial Realty, Inc., 5.63%, Series C, Pfd.	100,500	2,522,550

RLJ Lodging Trust, 1.95%, Series A, Conv. Pfd.	192,400	4,946,604

Saul Centers, Inc., 6.13%, Series D, Pfd.	2,347	54,122

SITE Centers Corp., 6.38%, Series A, Pfd.	214,100	5,367,487

SL Green Realty Corp., 6.50%, Series I, Pfd.	183,884	4,505,158

Summit Hotel Properties, Inc., 6.25%, Series E, Pfd.	287,657	5,594,929

UMH Properties, Inc., 6.38%, Series D, Pfd.	538,476	13,381,129

Vornado Realty Trust, 5.40%, Series L, Pfd.	213,400	4,635,048

Vornado Realty Trust, 5.25%, Series M, Pfd.	200,000	4,162,000

Total Preferred Stocks (Cost $94,155,763)		85,262,967

	Principal Amount

Asset-Backed Securities-9.06%
Citigroup Commercial Mortgage Trust,
Series 2019-SMRT, Class E, 4.90%, 01/10/2036(a)(e)	$2,419,000	2,323,884

Series 2020-420K, Class E, 3.42%, 11/10/2042(a)(e)	4,586,000	3,510,864

COMM Mortgage Trust,
Series 2019-GC44, Class 180B, 3.51%, 08/15/2057(a)(e)	1,500,000	1,309,163

Series 2020-SBX, Class D, 2.40%, 01/10/2038(a)(e)	6,200,000	5,456,941

Series 2019-GC44, Class 180C, 3.51%, 08/15/2057(a)(e)	5,500,000	4,711,400

Credit Suisse Mortgage Capital Trust, Series 2021-BHAR, Class E, 5.89% (1 mo. USD LIBOR + 3.50%), 11/15/2038(a)(f)	2,750,000	2,620,736

Hilton USA Trust, Series 2016-HHV, Class E, 4.33%, 11/05/2038(a)(e)	1,761,000	1,546,212

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-UES, Class F, 4.60%, 05/05/2032(a)(e)	413,000	377,711

Morgan Stanley Capital I Trust, Series 2018-SUN, Class F, 4.94% (1 mo. USD LIBOR + 2.55%), 07/15/2035(a)(f)	4,600,000	4,554,333
Natixis Commercial Mortgage Securities Trust,
Series 2020-2PAC, Class AMZ3, 3.62%, 01/15/2037(a)(e)	5,326,000	4,814,631

Series 2020-2PAC, Class MSK1, 3.36%, 12/15/2036(a)(e)	172,000	154,940

Series 2020-2PAC, Class AMZ2, 3.62%, 01/15/2037(a)(e)	800,000	728,629

	Principal Amount	Value

One Market Plaza Trust, Series 2017-1MKT, Class E, 4.14%, 02/10/2032(a)	$5,040,000	$4,712,124

SG Commercial Mortgage Securities Trust, Series 2019-PREZ, Class E, 3.59%, 09/15/2039(a)(e)	6,157,000	4,792,002

STWD Trust, Series 2021-FLWR, Class E, 4.31% (1 mo. USD LIBOR + 1.92%), 07/15/2036(a)(f)	4,300,000	4,022,696

Prima Capital CRE Securitization Ltd., Series 2019-RK1, Class BT, 4.45%, 04/15/2038(a)	14,154,000	12,476,761

Total Asset-Backed Securities (Cost $59,578,265)		58,113,027

U.S. Dollar Denominated Bonds & Notes-3.20%
United States-3.20%
Outfront Media Capital LLC/Outfront Media Capital Corp., 6.25%, 06/15/2025(a)	5,438,000	5,401,014

RLJ Lodging Trust L.P., 3.75%, 07/01/2026(a)	4,000,000	3,594,280

SBA Communications Corp., 3.13%, 02/01/2029	7,698,000	6,353,313

VICI Properties L.P./VICI Note Co., Inc.,
3.50%, 02/15/2025(a)	4,000,000	3,772,888

4.25%, 12/01/2026(a)	1,500,000	1,407,060

Total U.S. Dollar Denominated Bonds & Notes (Cost $20,948,383)		20,528,555

	Shares

Money Market Funds-5.04%
Invesco Government & Agency Portfolio, Institutional Class, 2.22%(g)(h)	10,896,330	10,896,330

Invesco Liquid Assets Portfolio, Institutional Class, 2.26%(g)(h)	9,013,109	9,014,912

Invesco Treasury Portfolio, Institutional Class, 2.14%(g)(h)	12,452,949	12,452,949

Total Money Market Funds (Cost $32,360,107)		32,364,191

TOTAL INVESTMENTS IN SECURITIES (excluding Investments purchased with cash collateral from securities on loan)-99.64% (Cost $635,517,624)		639,287,699

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-2.51%
Invesco Private Government Fund, 2.29%(g)(h)(i)	4,515,288	4,515,288

Invesco Private Prime Fund, 2.37%(g)(h)(i)	11,609,578	11,610,739

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $16,124,903)		16,126,027

TOTAL INVESTMENTS IN SECURITIES-102.15% (Cost $651,642,527)		655,413,726

OTHER ASSETS LESS LIABILITIES-(2.15)%		(13,816,156)

NET ASSETS-100.00%		$641,597,570

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Global Real Estate Income Fund

Investment Abbreviations:

Conv.	– Convertible
LIBOR	– London Interbank Offered Rate
Pfd.	– Preferred
REIT	– Real Estate Investment Trust
USD	– U.S. Dollar

Notes to Schedule of Investments:

(a)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2022 was $73,827,147, which represented 11.51% of the Fund’s Net Assets.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2022.
(d)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(e)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on August 31, 2022.

(f)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2022.
(g)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$14,667,046	$55,143,472	$(58,914,188)	$-	$-	$10,896,330	$52,418
Invesco Liquid Assets Portfolio, Institutional Class	11,532,209	39,388,195	(41,905,582)	2,867	(2,777)	9,014,912	60,669
Invesco Treasury Portfolio, Institutional Class	16,762,339	63,021,111	(67,330,501)	-	-	12,452,949	81,804
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	5,034,078	119,912,664	(120,431,454)	-	-	4,515,288	37,714*
Invesco Private Prime Fund	11,746,181	247,741,705	(247,877,307)	1,124	(964)	11,610,739	105,465*
Total	$59,741,853	$525,207,147	$(536,459,032)	$3,991	$(3,741)	$48,490,218	$338,070

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(h)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.
(i)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Global Real Estate Income Fund

Statement of Assets and Liabilities

August 31, 2022

Assets:

Investments in unaffiliated securities, at value (Cost $603,157,517)*	$606,923,508

Investments in affiliated money market funds, at value (Cost $48,485,010)	48,490,218

Cash	52,488

Foreign currencies, at value (Cost $1,443,543)	1,442,896

Receivable for:
Investments sold	120,527

Fund shares sold	139,641

Dividends	1,263,120

Interest	337,157

Investment for trustee deferred compensation and retirement plans	102,748

Other assets	23,227

Total assets	658,895,530

Liabilities:
Payable for:
Fund shares reacquired	593,909

Collateral upon return of securities loaned	16,124,903

Accrued fees to affiliates	240,134

Accrued trustees’ and officers’ fees and benefits	2,065

Accrued other operating expenses	223,546

Trustee deferred compensation and retirement plans	113,403

Total liabilities	17,297,960

Net assets applicable to shares outstanding	$641,597,570

Net assets consist of:
Shares of beneficial interest	$656,524,269

Distributable earnings (loss)	(14,926,699)

$641,597,570

Net Assets:
Class A	$116,084,484

Class C	$5,781,577

Class Y	$305,110,434

Class R5	$1,423,600

Class R6	$213,197,475

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	13,896,771

Class C	692,999

Class Y	36,646,400

Class R5	170,808

Class R6	25,543,940

Class A:
Net asset value per share	$8.35

Maximum offering price per share (Net asset value of $8.35 ÷ 94.50%)	$8.84

Class C:
Net asset value and offering price per share	$8.34

Class Y:
Net asset value and offering price per share	$8.33

Class R5:
Net asset value and offering price per share	$8.33

Class R6:
Net asset value and offering price per share	$8.35

*	At August 31, 2022, securities with an aggregate value of $15,770,866 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Global Real Estate Income Fund

Statement of Operations

For the year ended August 31, 2022

Investment income:
Interest	$983,951

Dividends (net of foreign withholding taxes of $724,012)	16,697,143

Dividends from affiliated money market funds (includes securities lending income of $12,803)	207,694

Non-cash dividend income	1,466,776

Foreign withholding tax claims	944,864

Total investment income	20,300,428

Expenses:
Advisory fees	5,211,238

Administrative services fees	103,427

Custodian fees	30,400

Distribution fees:
Class A	337,090

Class C	78,230

Transfer agent fees – A, C and Y	749,456

Transfer agent fees – R5	2,322

Transfer agent fees – R6	76,695

Trustees’ and officers’ fees and benefits	23,690

Registration and filing fees	58,326

Reports to shareholders	52,148

Professional services fees	63,087

Other	16,605

Total expenses	6,802,714

Less: Fees waived and/or expense offset arrangement(s)	(21,932)

Net expenses	6,780,782

Net investment income	13,519,646

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	17,168,769

Affiliated investment securities	(3,741)

Foreign currencies	(328,396)

16,836,632

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(129,190,848)

Affiliated investment securities	3,991

Foreign currencies	(36,254)

(129,223,111)

Net realized and unrealized gain (loss)	(112,386,479)

Net increase (decrease) in net assets resulting from operations	$(98,866,833)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Global Real Estate Income Fund

Statement of Changes in Net Assets

For the years ended August 31, 2022 and 2021

	2022	2021

Operations:
Net investment income	$13,519,646	$12,896,836

Net realized gain	16,836,632	37,408,811

Change in net unrealized appreciation (depreciation)	(129,223,111)	105,819,970

Net increase (decrease) in net assets resulting from operations	(98,866,833)	156,125,617

Distributions to shareholders from distributable earnings:
Class A	(1,687,360)	(2,472,932)

Class C	(66,761)	(173,965)

Class Y	(4,567,739)	(6,315,108)

Class R5	(36,335)	(64,767)

Class R6	(3,295,063)	(4,845,274)

Total distributions from distributable earnings	(9,653,258)	(13,872,046)

Return of capital:
Class A	(1,358,095)	–

Class C	(53,733)	–

Class Y	(3,676,404)	–

Class R5	(29,244)	–

Class R6	(2,652,076)	–

Total return of capital	(7,769,552)	–

Total distributions	(17,422,810)	(13,872,046)

Share transactions–net:
Class A	(10,925,757)	(14,088,279)

Class C	(2,706,669)	(14,394,882)

Class Y	12,540,848	(13,756,932)

Class R5	(1,876,467)	(73,715)

Class R6	7,827,965	(9,055,226)

Net increase (decrease) in net assets resulting from share transactions	4,859,920	(51,369,034)

Net increase (decrease) in net assets	(111,429,723)	90,884,537

Net assets:
Beginning of year	753,027,293	662,142,756

End of year	$641,597,570	$753,027,293

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Global Real Estate Income Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Return of capital	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 08/31/22	$9.88	$0.16	$(1.48)	$(1.32)	$(0.12)	$ -	$(0.09)	$(0.21)	$8.35	(13.56)%	$116,084	1.20%		1.20%		1.69%		39%
Year ended 08/31/21	8.06	0.14	1.84	1.98	(0.16)	-	-	(0.16)	9.88	24.81 (d)	149,008	1.19	(d)	1.19	(d)	1.63	(d)	41
Year ended 08/31/20	9.57	0.21	(0.99)	(0.78)	(0.48)	(0.25)	-	(0.73)	8.06	(8.55)	135,022	1.22		1.22		2.48		72
Year ended 08/31/19	9.11	0.28	0.49	0.77	(0.31)	-	-	(0.31)	9.57	8.69	175,013	1.25		1.25		3.05		41
Year ended 08/31/18	9.18	0.30	(0.02)	0.28	(0.35)	-	-	(0.35)	9.11	3.11	188,658	1.24		1.24		3.33		59
Class C
Year ended 08/31/22	9.86	0.09	(1.47)	(1.38)	(0.08)	-	(0.06)	(0.14)	8.34	(14.15)	5,782	1.95		1.95		0.94		39
Year ended 08/31/21	8.05	0.08	1.82	1.90	(0.09)	-	-	(0.09)	9.86	23.79	9,722	1.95		1.95		0.87		41
Year ended 08/31/20	9.55	0.15	(0.99)	(0.84)	(0.41)	(0.25)	-	(0.66)	8.05	(9.22)	21,394	1.97		1.97		1.73		72
Year ended 08/31/19	9.09	0.21	0.49	0.70	(0.24)	-	-	(0.24)	9.55	7.89	39,088	2.00		2.00		2.30		41
Year ended 08/31/18	9.16	0.23	(0.02)	0.21	(0.28)	-	-	(0.28)	9.09	2.34	51,925	1.99		1.99		2.58		59
Class Y
Year ended 08/31/22	9.84	0.18	(1.46)	(1.28)	(0.13)	-	(0.10)	(0.23)	8.33	(13.20)	305,110	0.95		0.95		1.94		39
Year ended 08/31/21	8.03	0.17	1.82	1.99	(0.18)	-	-	(0.18)	9.84	25.08	347,456	0.95		0.95		1.87		41
Year ended 08/31/20	9.54	0.23	(0.99)	(0.76)	(0.50)	(0.25)	-	(0.75)	8.03	(8.34)	296,997	0.97		0.97		2.73		72
Year ended 08/31/19	9.08	0.30	0.49	0.79	(0.33)	-	-	(0.33)	9.54	8.98	389,619	1.00		1.00		3.30		41
Year ended 08/31/18	9.15	0.32	(0.02)	0.30	(0.37)	-	-	(0.37)	9.08	3.37	670,338	0.99		0.99		3.58		59
Class R5
Year ended 08/31/22	9.87	0.19	(1.49)	(1.30)	(0.13)	-	(0.11)	(0.24)	8.33	(13.41)	1,424	0.89		0.89		2.00		39
Year ended 08/31/21	8.05	0.17	1.83	2.00	(0.18)	-	-	(0.18)	9.87	25.21	3,504	0.89		0.89		1.93		41
Year ended 08/31/20	9.56	0.24	(1.00)	(0.76)	(0.50)	(0.25)	-	(0.75)	8.05	(8.27)	2,940	0.91		0.91		2.79		72
Year ended 08/31/19	9.11	0.31	0.48	0.79	(0.34)	-	-	(0.34)	9.56	8.98	4,517	0.90		0.90		3.40		41
Year ended 08/31/18	9.18	0.33	(0.02)	0.31	(0.38)	-	-	(0.38)	9.11	3.46	5,745	0.92		0.92		3.65		59
Class R6
Year ended 08/31/22	9.87	0.19	(1.47)	(1.28)	(0.13)	-	(0.11)	(0.24)	8.35	(13.14)	213,197	0.82		0.82		2.07		39
Year ended 08/31/21	8.05	0.18	1.83	2.01	(0.19)	-	-	(0.19)	9.87	25.33	243,338	0.80		0.80		2.02		41
Year ended 08/31/20	9.56	0.24	(0.99)	(0.75)	(0.51)	(0.25)	-	(0.76)	8.05	(8.17)	205,791	0.82		0.82		2.88		72
Year ended 08/31/19	9.11	0.32	0.48	0.80	(0.35)	-	-	(0.35)	9.56	9.08	137,183	0.81		0.81		3.49		41
Year ended 08/31/18	9.17	0.34	(0.02)	0.32	(0.38)	-	-	(0.38)	9.11	3.66	135,878	0.82		0.82		3.75		59

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% for the year ended August 31, 2021.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Global Real Estate Income Fund

Notes to Financial Statements

August 31, 2022

NOTE 1–Significant Accounting Policies

Invesco Global Real Estate Income Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is current income and, secondarily, capital appreciation.

The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available and unreliable are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used.

15	Invesco Global Real Estate Income Fund

Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Foreign Withholding Taxes – The Fund is subject to foreign withholding tax imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax refunds in certain jurisdictions to recover a portion of amounts previously withheld. The Fund will record a receivable for such tax refunds based on several factors including; an assessment of a jurisdiction’s legal obligation to pay reclaims, administrative practices and payment history. Any receivables recorded will be shown under receivables for Tax reclaims on the Statement of Assets and Liabilities.

As a result of recent court rulings in certain countries across the European Union, tax refunds for previously withheld taxes on dividends earned in those countries have been received. These tax refund payments are reflected as Foreign withholding tax claims in the Statement of Operations, and any related interest is included in Interest income. The Fund may incur fees paid to third party providers that assist in the recovery of the tax reclaims. These fees are reflected on the Statement of Operations as Professional fees, if any. In the event tax refunds received by the Fund during the fiscal year exceed the foreign withholding taxes paid by the Fund for the year, and the Fund previously passed foreign tax credits on to its shareholders, the Fund intends to enter into a closing agreement with the Internal Revenue Service in order to pay the associated liability on behalf of the Funds’ shareholders. For the year ended August 31, 2022, the Fund did not enter into any closing agreements.

G.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

H.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.	Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by

16	Invesco Global Real Estate Income Fund

collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

On September 29, 2021, the Board of Trustees appointed the Adviser to serve as an affiliated securities lending agent for the Fund. Prior to September 29, 2021, the Bank of New York Mellon (the “BNYM”) served as the sole securities lending agent for the Fund under the securities lending program. BNYM also continues to serve as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended August 31, 2022, the Fund paid the Adviser $1,018 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services are included in Dividends from affiliated money market funds on the Statement of Operations.

K.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

L.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

M.

Other Risks – The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.

Because the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

N.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

17	Invesco Global Real Estate Income Fund

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 250 million	0.750%

Next $250 million	0.740%

Next $500 million	0.730%

Next $1.5 billion	0.720%

Next $2.5 billion	0.710%

Next $2.5 billion	0.700%

Next $2.5 billion	0.690%

Over $10 billion	0.680%

For the year ended August 31, 2022, the effective advisory fee rate incurred by the Fund was 0.74%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2023, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses and/or reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the ”expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual fund operating expenses and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2024, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended August 31, 2022, the Adviser waived advisory fees of $21,716.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2022, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2022, IDI advised the Fund that IDI retained $7,178 in front-end sales commissions from the sale of Class A shares and $253 and $157 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

18	Invesco Global Real Estate Income Fund

The following is a summary of the tiered valuation input levels, as of August 31, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Australia	$–	$16,589,756	$–	$16,589,756

Canada	11,936,600	–	–	11,936,600

Cayman Islands	–	12,476,761	–	12,476,761

Denmark	–	1,538,878	–	1,538,878

France	–	4,644,839	–	4,644,839

Germany	–	14,182,457	–	14,182,457

Hong Kong	–	27,923,122	–	27,923,122

Japan	–	43,159,278	–	43,159,278

Mexico	4,167,438	–	–	4,167,438

Singapore	–	11,494,124	–	11,494,124

Sweden	–	2,563,876	–	2,563,876

United Kingdom	–	12,669,661	–	12,669,661

United States	377,411,878	66,164,821	19	443,576,718

Money Market Funds	32,364,191	16,126,027	–	48,490,218

Total Investments	$425,880,107	$229,533,600	$19	$655,413,726

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2022, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $216.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2022 and 2021:

	2022	2021

Ordinary income*	$9,653,258	$13,872,046

Return of capital	7,769,552	–

Total distributions	$17,422,810	$13,872,046

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2022

Net unrealized appreciation –investments	$6,086,982

Net unrealized appreciation (depreciation) – foreign currencies	(30,777)

Temporary book/tax differences	(123,286)

Late-Year ordinary loss deferral	(2,041,400)

Capital loss carryforward	(18,818,218)

Shares of beneficial interest	656,524,269

Total net assets	$641,597,570

19	Invesco Global Real Estate Income Fund

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to passive foreign investment companies and partnerships.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of August 31, 2022, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$17,885,118	$933,100	$18,818,218

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2022 was $281,265,663 and $262,126,255, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$62,766,711

Aggregate unrealized (depreciation) of investments	(56,679,729)

Net unrealized appreciation of investments	$6,086,982

Cost of investments for tax purposes is $649,326,744.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of passive foreign investment companies and return of capital distributions, on August 31, 2022, undistributed net investment income was increased by $9,355,426, undistributed net realized gain (loss) was decreased by $1,585,872 and shares of beneficial interest was decreased by $7,769,554. This reclassification had no effect on the net assets of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended August 31, 2022(a)		Year ended August 31, 2021
	Shares	Amount	Shares	Amount

Sold:
Class A	821,050	$7,570,649	960,076	$8,563,832

Class C	82,112	786,263	90,213	807,295

Class Y	9,747,048	89,538,332	8,987,119	78,519,560

Class R5	397,332	3,423,282	86,021	757,669

Class R6	3,014,685	28,267,916	2,977,437	26,323,543

Issued as reinvestment of dividends:
Class A	245,974	2,277,023	217,982	1,875,598

Class C	9,673	90,061	14,968	126,000

Class Y	730,360	6,734,985	590,698	5,075,243

Class R5	6,612	62,043	7,213	62,189

Class R6	635,931	5,861,642	558,978	4,822,673

Automatic conversion of Class C shares to Class A shares:
Class A	243,584	2,271,729	1,118,546	9,641,250

Class C	(243,701)	(2,271,729)	(1,119,207)	(9,641,250)

20	Invesco Global Real Estate Income Fund

	Summary of Share Activity

	Year ended August 31, 2022(a)		Year ended August 31, 2021
	Shares	Amount	Shares	Amount

Reacquired:
Class A	(2,502,932)	$(23,045,158)	(3,962,671)	$(34,168,959)

Class C	(140,837)	(1,311,264)	(658,344)	(5,686,927)

Class Y	(9,129,917)	(83,732,469)	(11,255,174)	(97,351,735)

Class R5	(588,168)	(5,361,792)	(103,283)	(893,573)

Class R6	(2,766,698)	(26,301,593)	(4,433,762)	(40,201,442)

Net increase (decrease) in share activity	562,108	$4,859,920	(5,923,190)	$(51,369,034)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 43% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

      In addition, 22% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

21	Invesco Global Real Estate Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Global Real Estate Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Global Real Estate Income Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the “Fund”) as of August 31, 2022, the related statement of operations for the year ended August 31, 2022, the statement of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2022 and the financial highlights for each of the five years in the period ended August 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

October 21, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

22	Invesco Global Real Estate Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2022 through August 31, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/22)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$912.20	$5.83	$1,019.11	$6.16	1.21%
Class C	1,000.00	909.60	9.43	1,015.32	9.96	1.96
Class Y	1,000.00	914.10	4.63	1,020.37	4.89	0.96
Class R5	1,000.00	912.50	4.29	1,020.72	4.53	0.89
Class R6	1,000.00	915.00	3.96	1,021.07	4.18	0.82

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2022 through August 31, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

23	Invesco Global Real Estate Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2022, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Global Real Estate Income Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2022. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2022 and June 13, 2022, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2022.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the remote and hybrid working environment resulting from the novel coronavirus (“COVID-19”) pandemic and paved the way for a hybrid working framework in a normalized environment as employees return to the office. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Asset Management Limited currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2021 to the performance of funds in the Broadridge performance universe and against the Custom Invesco Global Real Estate Income Index (Index). The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board acknowledged limitations regarding the Broadridge data, in particular that differences may exist between a Fund’s investment objective, principal investment strategies and/or investment restrictions and those of the funds in its performance universe and specifically that many of the peer funds are all equity funds while the Fund has a fixed income component. The Board noted that the Fund’s overweight exposure to fixed income and preferred equity securities detracted from performance and considered this in the context of the Fund’s stated objective which includes a current income component. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different

24	Invesco Global Real Estate Income Fund

performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

    The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

25	Invesco Global Real Estate Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2022:

Federal and State Income Tax
Qualified Dividend Income*	53.30%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	46.70%
Business Interest Income*	3.35%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

26	Invesco Global Real Estate Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			190	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Global Real Estate Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee and Chair	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	190

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

Formerly: President and Director

Director of Grahamtastic Connection (non-profit)

Cynthia Hostetler –1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	190	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	190	Insperity, Inc. (formerly known as Administaff) (human resources provider); Member of Regional Board of Directors and Board of Directors, First Financial Bancorp (regional bank)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			190	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	190	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2003	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	190	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Global Real Estate Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			190	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury and Director, ON Semiconductor Corporation (semiconductor manufacturing)	190	None
Ann Barnett Stern[2] – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment, Inc. a private philanthropic institution (private philanthropic institution) Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP and Andrews & Kurth LLP	190	Trustee and Board Vice Chair of Holdsworth Center (non-profit); Trustee and Chair of Nomination/Governance Committee, Good Reason Houston, (non-profit); Trustee and Investment Committee member of University of Texas Law School Foundation (non-profit); Board Member of Greater Houston Partnership (non-profit); Advisory Board member, Baker Institute for Public Policy at Rice University (non-profit) Formerly: Director and Audit Committee Member of Federal Reserve Bank of Dallas
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	190	None
Daniel S. Vandivort –1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management, 1994-2007; Trustee and Chair, Weiss Peck and Greer Funds Board, 2004-2005; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management, 1984-1994.	190	Formerly: Trustee and Governance Chair, Oppenheimer Funds, 2014-2019; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America, 2016-2019

[2]	Effective September 14, 2022, Ms. Ann Barnett Stern resigned as a Trustee of the Trust.

T-3	Invesco Global Real Estate Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	2003

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

			N/A	N/A

Formerly: Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.;Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Andrew R. Schlossberg – 1974 Senior Vice President	2019

Senior Vice President, Invesco Group Services, Inc.; Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

			N/A	N/A

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

T-4	Invesco Global Real Estate Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Global Real Estate Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds; and Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets)

Formerly, Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; Associate, Gaston Snow & Ely Bartlett

			N/A	N/A
			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco Global Real Estate Income Fund

(This page intentionally left blank)

(This page intentionally left blank)

(This page intentionally left blank)

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-09913 and 333-36074	Invesco Distributors, Inc.	GREI-AR-1

Annual Report to Shareholders	August 31, 2022

Invesco Growth and Income Fund

Nasdaq:

A: ACGIX ∎ C: ACGKX ∎ R: ACGLX ∎ Y: ACGMX ∎ R5: ACGQX ∎ R6: GIFFX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

6	Liquidity Risk Management Program

8	Schedule of Investments

11	Financial Statements

14	Financial Highlights

15	Notes to Financial Statements

22	Report of Independent Registered Public Accounting Firm

23	Fund Expenses

24	Approval of Investment Advisory and Sub-Advisory Contracts

27	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2022, Class A shares of Invesco Growth and Income Fund (the Fund), at net asset value (NAV), outperformed the Russell 1000 Value Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/21 to 8/31/22, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-3.90%
Class C Shares	-4.58
Class R Shares	-4.14
Class Y Shares	-3.63
Class R5 Shares	-3.62
Class R6 Shares	-3.55
S&P 500 Index▼ (Broad Market Index)	-11.23
Russell 1000 Value Index▼ (Style-Specific Index)	-6.23
Lipper Large-Cap Value Funds Index∎ (Peer Group Index)	-6.85

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

The fiscal year began with increasing volatility and the US stock market saw a selloff through most of September due to increasing concerns of inflation resulting from a spike in oil prices and supply chain shortages causing rising costs. Despite the Consumer Price Index (CPI) increasing monthly from June through September 2021,1 the US Federal Reserve (the Fed) declined to raise interest rates at its September 2021 Federal Open Market Committee meeting.

    Equity markets saw continued volatility in the fourth quarter of 2021 amid record inflation and the emergence of a new COVID-19 variant. Pandemic-related supply chain disruption and labor shortages intensified during the quarter, resulting in broadly higher input costs for companies and consumers alike. Additionally, the price of oil rose to nearly $85 per barrel in October,2 causing higher gas prices for consumers and pushing energy stocks higher. The CPI reported for November increased 0.8%, resulting in a 6.8% increase over the prior 12 months, the highest since 1982.1 To combat inflation, the Fed announced a faster pace of “tapering” at its December meeting, pledging to end its asset purchase program by March 2022. The Fed also announced the potential for three interest rate increases in 2022. With solid corporate earnings and optimism about the COVID-19 Omicron variant reporting milder symptoms, stocks rallied at the 2021 year-end.

    Equity markets declined in the first quarter of 2022 amid volatility sparked by Russia’s invasion of Ukraine, rising commodity prices, rampant global inflation and the Fed’s shift toward tighter monetary policy. Russia’s invasion exacerbated inflationary pressures, disrupting already strained supply chains and increasing shortages of oil, gas and raw materials.

The price of oil rose sharply, with crude prices reaching their highest price per barrel since 2008.2 The CPI rose by another 7.9% for the 12 months ended February 2022 reaching a 40 year high.1 To combat inflation, the Fed raised the federal funds rate by a one-quarter percentage point in March.

    As the war in Ukraine continued and corporate earnings in high-profile names, like Netflix, reported slowing growth and profits, the equity markets sold off for much of April 2022. The downward direction of the equity markets continued for much of the second quarter of 2022 amid record inflation, rising interest rates and an increasing likelihood of a US recession. Driven by higher food and energy prices, the CPI rose by yet another 8.6% for the 12 months ended May 2022 reaching a 40 year high.1 Oil prices peaked near $122 per barrel in early June, resulting in skyrocketing gasoline prices; the national average price reached a record high above $5 per gallon in early June.2 To tame inflation, the Fed raised the benchmark federal funds rate three more times, by 0.50% in May, 0.75% in June and another 0.75% in July, which were the largest increases in nearly 30 years.3 US equity markets rose in July and much of August until Fed chairman Jerome Powell’s hawkish comments at Jackson Hole, Wyoming, an economic policy symposium sparked a sharp selloff at month end. Due to declining energy prices, the CPI rose by 8.5% for the 12 months ending July,1 down slightly from June, but still at multi-decade highs and far above the Fed’s 2% annual inflation target. As a result, the Fed indicated that it would continue taking aggressive action to curb inflation, though such measures could “bring pain to households and businesses.” The remarks deflated investor optimism that the Fed would pause rate hikes in the second half of 2022 and increased the likelihood of a US recession. In this environment, US stocks had negative double-digit returns of -11.23% for the fiscal year ended August 31, 2022, measured by the S&P 500 Index.4

    Within the Russell 1000 Value Index, energy, utilities and consumer staples had positive returns, while the other eight sectors posted declines. Energy had the highest return for the fiscal year, while the communication services sector had the lowest.

    Stock selection and an overweight in energy was the largest contributor to relative Fund performance during the fiscal year. Energy stocks benefited from rising oil prices due to a number of factors including a rebound in demand following the pandemic, the conflict in Ukraine, OPEC production cuts and energy shortages abroad. Strong individual contributors within the sector included ConocoPhillips, Devon Energy, Chevron, Pioneer Natural Resources and Canadian Natural Resources. We sold Canadian Natural Resources during the fiscal year but held the others at fiscal year-end.

    Stock selection in the health care sector also contributed to the Fund’s outperformance during the fiscal year. Within the sector, McKesson and Cigna were strong individual contributors. McKesson continued to take share in its core pharma distribution business and the company recently divested its underperforming pharmacy business in Europe which was a drag on growth and margins. Cigna’s customer retention exceeded management’s internal estimates, and the company affirmed its earnings outlook for the year. Cigna also continued its commitment to shareholders by buying back large amounts of stock. We maintained both stocks at fiscal year-end.

    Stock selection in industrials also contributed to the Fund’s relative return. A key contributor during the fiscal year was Quanta Services, a specialty contractor for the electric utility industry, particularly renewables. The company provides services that enable wind, solar and storage installations and the buildout of transmission infrastructure. Quanta’s stock has benefited from an increase in spending on renewable energy infrastructure. We maintained our position in the stock at fiscal year-end.

    The Fund’s underweight in consumer staples and utilities detracted from relative performance during the fiscal year. Consumer staples and utilities are more defensive in nature and were among only three sectors of the market with a positive return during the fiscal year. The Fund lacked exposure to some of the stronger performers in these sectors, as the team believes these companies do not fit the Fund’s investment criteria.

    Stock selection in the communication services sector was another large detractor from relative Fund performance. After achieving strong gains and robust new subscriber growth amid the pandemic, several holdings such as Charter Communications, Walt Disney, Comcast and Netflix faced a weakening

2	Invesco Growth and Income Fund

outlook as COVID-19 lockdowns eased. In early 2022, Netflix reported a steep drop in new subscriber growth that sent shares of the stock sharply lower. We sold our position in Netflix during the fiscal year. Shares of Comcast, Charter and Walt Disney also declined amid slowing subscriber growth post-pandemic. However, we maintained our position in these stocks, as we believe, unlike Netflix, these companies have more diversified revenue streams that are better able to withstand a period of weakening growth. For example, Disney’s theme park business remains strong, and it is adding advertising to its Disney+ streaming platform.

    Stock selection in consumer discretionary also detracted from relative Fund performance, due primarily to General Motors (GM). The automaker reported better-than-expected earnings, but the company provided weaker guidance for the fiscal year. The company has faced ongoing supply-chain-related issues that have hurt results. Concerns over a recall, as well as an announcement of a shutdown of the plant that produces the Chevy Volt also weighed on the stock. We maintained our position in the stock at fiscal year-end.

    The Fund held currency-forward contracts to hedge currency exposure of non-US-based companies held in the Fund. These derivatives were not for speculative purposes or leverage, and these positions had a positive impact on the Fund’s relative performance for the fiscal year.

    During the fiscal year, the team increased the number of positions in the health care sector and reduced the number of holdings in materials and utilities. At the end of the fiscal year, the Fund’s largest absolute sector exposures were in financials, health care and information technology (IT). The Fund’s largest overweight exposures relative to the Russell 1000 Value Index were in IT, energy and consumer discretionary while the largest underweights were in utilities, real estate and consumer staples.

    As always, we thank you for your investment in Invesco Growth and Income Fund and for sharing our long-term investment horizon.

1	Source: US Bureau of Labor Statistics

2	Source: Bloomberg LP

3	Source: US Federal Reserve

4	Source: Lipper Inc.

Portfolio manager(s):

Brian Jurkash - Lead

Sergio Marcheli

Matthew Titus - Lead

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Growth and Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/12

1 Source: RIMES Technologies Corp.

2 Source: Lipper Inc.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Growth and Income Fund

Average Annual Total Returns
As of 8/31/22, including maximum applicable sales charges
Class A Shares
Inception (8/1/46)	9.33%
10 Years	9.55
5 Years	6.10
1 Year	-9.20
Class C Shares
Inception (8/2/93)	9.22%
10 Years	9.52
5 Years	6.55
1 Year	-5.37
Class R Shares
Inception (10/1/02)	8.58%
10 Years	9.89
5 Years	7.05
1 Year	-4.14
Class Y Shares
Inception (10/19/04)	8.25%
10 Years	10.44
5 Years	7.59
1 Year	-3.63
Class R5 Shares
Inception (6/1/10)	10.80%
10 Years	10.53
5 Years	7.66
1 Year	-3.62
Class R6 Shares
10 Years	10.63%
5 Years	7.75
1 Year	-3.55

Effective June 1, 2010, Class A, Class C, Class R and Class I shares of the predecessor fund, Van Kampen Growth and Income Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class C, Class R and Class Y shares, respectively, of Invesco Van Kampen Growth and Income Fund (renamed Invesco Growth and Income Fund). Returns shown above, prior to June 1, 2010, for Class A, Class C, Class R and Class Y shares are those for Class A, Class C, Class R and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of the Fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Growth and Income Fund

Supplemental Information

Invesco Growth and Income Fund’s investment objective is total return through growth of capital and current income.

∎	Unless otherwise stated, information presented in this report is as of August 31, 2022, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎

The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/servicemark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

∎	The Lipper Large-Cap Value Funds Index is an unmanaged index considered representative of large-cap value funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 21-23, 2022, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2021, through December 31, 2021 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus pandemic on the Fund and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:
∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Growth and Income Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Financials	19.49%

Health Care	17.74

Information Technology	12.05

Industrials	11.43

Energy	10.72

Consumer Discretionary	7.99

Communication Services	6.85

Consumer Staples	4.64

Real Estate	2.49

Materials	2.42

Utilities	2.01

Money Market Funds Plus Other Assets Less Liabilities	2.17

Top 10 Equity Holdings*

		% of total net assets

1.	Wells Fargo & Co.	3.83%

2.	ConocoPhillips	3.47

3.	General Motors Co.	2.71

4.	Cognizant Technology Solutions Corp., Class A	2.70

5.	Bank of America Corp.	2.69

6.	CBRE Group, Inc., Class A	2.49

7.	American International Group, Inc.	2.32

8.	Exxon Mobil Corp.	2.16

9.	Merck & Co., Inc.	2.09

10.	T-Mobile US, Inc.	2.00

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of August 31, 2022.

7	Invesco Growth and Income Fund

Schedule of Investments(a)

August 31, 2022

	Shares	Value

Common Stocks & Other Equity Interests–97.83%
Aerospace & Defense–3.54%
General Dynamics Corp.	54,195	$12,406,861

Raytheon Technologies Corp.	810,412	72,734,477

Textron, Inc.	1,097,165	68,441,153

		153,582,491

Apparel Retail–1.70%
TJX Cos., Inc. (The)	1,180,347	73,594,635

Application Software–0.73%
Splunk, Inc.(b)(c)	350,555	31,560,467

Automobile Manufacturers–2.71%
General Motors Co.	3,082,041	117,764,787

Building Products–1.74%
Johnson Controls International PLC	1,390,843	75,300,240

Cable & Satellite–2.29%
Charter Communications, Inc., Class A(b)(c)	109,989	45,384,761

Comcast Corp., Class A(c)	1,494,317	54,079,332

		99,464,093

Casinos & Gaming–0.96%
Las Vegas Sands Corp.(b)(c)	1,106,004	41,618,931

Communications Equipment–1.65%
Cisco Systems, Inc.	1,601,300	71,610,136

Construction & Engineering–0.78%
Quanta Services, Inc.(c)	237,861	33,609,759

Consumer Finance–1.38%
American Express Co.	395,209	60,071,768

Data Processing & Outsourced Services–2.29%
Fiserv, Inc.(b)(c)	464,955	47,048,797

PayPal Holdings, Inc.(b)	560,869	52,407,599

		99,456,396

Distillers & Vintners–1.42%
Diageo PLC (United Kingdom)	1,414,468	61,743,967

Diversified Banks–6.52%
Bank of America Corp.	3,478,358	116,907,612

Wells Fargo & Co.	3,798,262	166,022,032

		282,929,644

Electric Utilities–2.01%
American Electric Power Co., Inc.	397,542	39,833,709

Exelon Corp.	590,677	25,936,627

FirstEnergy Corp.	542,391	21,451,564

		87,221,900

Electrical Components & Equipment–0.85%
Emerson Electric Co.	451,165	36,878,227

Electronic Manufacturing Services–0.97%
TE Connectivity Ltd. (Switzerland)	333,634	42,107,947

	Shares	Value

Fertilizers & Agricultural Chemicals–1.84%
Corteva, Inc.	1,301,702	$79,963,554

Food Distributors–1.85%
Sysco Corp.	562,460	46,245,461

US Foods Holding Corp.(b)	1,111,767	34,042,306

		80,287,767

Gold–0.58%
Barrick Gold Corp. (Canada)	1,705,971	25,333,669

Health Care Distributors–1.32%
McKesson Corp.	155,438	57,045,746

Health Care Equipment–2.46%
Medtronic PLC	796,292	70,009,993

Zimmer Biomet Holdings, Inc.	345,797	36,765,137

		106,775,130

Health Care Facilities–0.90%
Universal Health Services, Inc., Class B	400,774	39,211,728

Health Care Services–3.04%
Cigna Corp.	284,205	80,557,907

CVS Health Corp.	525,086	51,537,191

		132,095,098

Hotels, Resorts & Cruise Lines–1.26%
Booking Holdings, Inc.(b)	29,038	54,469,771

Industrial Machinery–1.79%
Parker-Hannifin Corp.	293,840	77,867,600

Insurance Brokers–1.20%
Willis Towers Watson PLC	251,655	52,049,804

Integrated Oil & Gas–3.96%
Chevron Corp.	493,192	77,953,927

Exxon Mobil Corp.	980,723	93,747,312

		171,701,239

Interactive Media & Services–0.94%
Meta Platforms, Inc., Class A(b)	250,307	40,782,519

Internet & Direct Marketing Retail–1.36%
Amazon.com, Inc.(b)	464,061	58,829,013

Investment Banking & Brokerage–4.88%
Charles Schwab Corp. (The)	894,892	63,492,587

Goldman Sachs Group, Inc. (The)	240,551	80,024,101

Morgan Stanley	798,663	68,062,061

		211,578,749

IT Consulting & Other Services–2.70%
Cognizant Technology Solutions Corp., Class A	1,852,593	117,028,300

Managed Health Care–2.27%
Centene Corp.(b)	658,212	59,067,945

Elevance Health, Inc.	81,307	39,442,839

		98,510,784

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Growth and Income Fund

	Shares	Value

Movies & Entertainment–1.62%
Walt Disney Co. (The)(b)	628,746	$70,469,852

Multi-line Insurance–2.32%
American International Group, Inc.	1,943,124	100,556,667

Oil & Gas Exploration & Production–6.76%
ConocoPhillips	1,377,047	150,717,794

Devon Energy Corp.	1,037,845	73,292,614

Pioneer Natural Resources Co.	274,565	69,525,349

		293,535,757

Other Diversified Financial Services–0.77%
Voya Financial, Inc.	544,089	33,477,796

Pharmaceuticals–7.75%
Bristol-Myers Squibb Co.	1,113,951	75,091,437

GSK PLC	1,824,018	29,217,484

Johnson & Johnson	507,795	81,927,645

Merck & Co., Inc.	1,059,476	90,436,871

Sanofi (France)	727,044	59,837,401

		336,510,838

Railroads–1.59%
CSX Corp.	2,182,298	69,069,732

Real Estate Services–2.49%
CBRE Group, Inc., Class A(b)	1,367,950	108,013,332

Regional Banks–2.42%
Citizens Financial Group, Inc.	1,969,084	72,226,001

PNC Financial Services Group, Inc. (The)	208,725	32,978,550

		105,204,551

Semiconductor Equipment–0.79%
Lam Research Corp.	77,953	34,136,398

Semiconductors–2.92%
Intel Corp.	1,160,096	37,030,264

NXP Semiconductors N.V. (China)	247,141	40,674,466

QUALCOMM, Inc.	371,248	49,104,973

		126,809,703

	Shares	Value

Tobacco–1.37%
Philip Morris International, Inc.	622,063	$59,400,796

Trading Companies & Distributors–1.14%
Ferguson PLC	429,981	49,658,506

Wireless Telecommunication Services–2.00%
T-Mobile US, Inc.(b)	602,743	86,770,882

Total Common Stocks & Other Equity Interests (Cost $3,175,475,851)		4,245,660,669

Money Market Funds–1.90%
Invesco Government & Agency Portfolio, Institutional Class, 2.22%(d)(e)	31,768,080	31,768,080

Invesco Liquid Assets Portfolio, Institutional Class, 2.26%(d)(e)	14,518,233	14,521,137

Invesco Treasury Portfolio, Institutional Class, 2.14%(d)(e)	36,306,378	36,306,378

Total Money Market Funds (Cost $82,588,559)		82,595,595

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.73% (Cost $3,258,064,410)		4,328,256,264

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds–1.56%
Invesco Private Government Fund, 2.29%(d)(e)(f)	18,935,998	18,935,998

Invesco Private Prime Fund, 2.37%(d)(e)(f)	48,687,698	48,692,568

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $67,628,566)		67,628,566

TOTAL INVESTMENTS IN SECURITIES–101.29% (Cost $3,325,692,976)		4,395,884,830

OTHER ASSETS LESS LIABILITIES–(1.29)%		(56,053,507)

NET ASSETS–100.00%		$4,339,831,323

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2022.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

				Change in	Realized
	Value	Purchases	Proceeds	Unrealized	Gain	Value
	August 31, 2021	at Cost	from Sales	Appreciation	(Loss)	August 31, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$35,019,989	$169,333,673	$ (172,585,582)	$-	$-	$31,768,080	$ 161,962
Invesco Liquid Assets Portfolio, Institutional Class	16,951,637	120,848,922	(123,275,416)	1,755	(5,761)	14,521,137	74,067
Invesco Treasury Portfolio, Institutional Class	40,022,844	193,524,198	(197,240,664)	-	-	36,306,378	169,196

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Growth and Income Fund

				Change in	Realized
	Value	Purchases	Proceeds	Unrealized	Gain	Value
	August 31, 2021	at Cost	from Sales	Appreciation	(Loss)	August 31, 2022	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$2,663,683	$548,590,605	$(532,318,290)	$-	$-	$18,935,998	$ 156,840*
Invesco Private Prime Fund	6,215,010	1,117,242,453	(1,074,736,234)	-	(28,661)	48,692,568	449,230*
Total	$100,873,163	$2,149,539,851	$(2,100,156,186)	$1,755	$(34,422)	$150,224,161	$1,011,295

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.

Open Forward Foreign Currency Contracts

Settlement		Contract to				Unrealized Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)

Currency Risk

09/02/2022	Bank of New York Mellon (The)	CAD	22,539,847	USD	17,507,997	$345,942

09/02/2022	Bank of New York Mellon (The)	EUR	53,380,175	USD	54,229,934	585,506

09/02/2022	Bank of New York Mellon (The)	GBP	68,474,870	USD	82,201,000	2,653,703

09/02/2022	Bank of New York Mellon (The)	USD	44,596,106	EUR	44,440,564	64,456

10/07/2022	Bank of New York Mellon (The)	GBP	59,663,908	USD	69,811,545	453,581

09/02/2022	State Street Bank & Trust Co.	CAD	98,832	USD	76,968	1,716

09/02/2022	State Street Bank & Trust Co.	EUR	3,321,059	USD	3,388,085	50,585

09/02/2022	State Street Bank & Trust Co.	GBP	1,368,994	USD	1,610,699	20,338

09/02/2022	State Street Bank & Trust Co.	USD	804,396	EUR	807,019	6,618

10/07/2022	State Street Bank & Trust Co.	EUR	648,887	USD	653,666	59

Subtotal–Appreciation						4,182,504

Currency Risk

09/02/2022	Bank of New York Mellon (The)	USD	70,005,071	GBP	59,869,213	(454,971)

10/07/2022	Bank of New York Mellon (The)	EUR	44,391,489	USD	44,650,291	(64,129)

09/02/2022	State Street Bank & Trust Co.	EUR	714,321	USD	712,254	(5,603)

09/02/2022	State Street Bank & Trust Co.	USD	17,639,460	CAD	22,638,680	(402,156)

09/02/2022	State Street Bank & Trust Co.	USD	12,474,482	EUR	12,167,972	(246,272)

09/02/2022	State Street Bank & Trust Co.	USD	12,092,691	GBP	9,974,651	(505,132)

Subtotal–Depreciation						(1,678,263)

Total Forward Foreign Currency Contracts						$2,504,241

Abbreviations:

CAD –Canadian Dollar
EUR –Euro
GBP –British Pound Sterling
USD –U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Growth and Income Fund

Statement of Assets and Liabilities

August 31, 2022

Assets:
Investments in unaffiliated securities, at value (Cost $3,175,475,851)*	$4,245,660,669

Investments in affiliated money market funds, at value (Cost $150,217,125)	150,224,161

Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	4,182,504

Cash	53

Foreign currencies, at value (Cost $4,309,097)	4,322,307

Receivable for:
Fund shares sold	1,100,400

Dividends	9,999,912

Investment for trustee deferred compensation and retirement plans	559,995

Other assets	93,552

Total assets	4,416,143,553

Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	1,678,263

Payable for:
Fund shares reacquired	3,062,125

Collateral upon return of securities loaned	67,628,566

Accrued fees to affiliates	2,137,013

Accrued trustees’ and officers’ fees and benefits	4,982

Accrued other operating expenses	1,166,409

Trustee deferred compensation and retirement plans	634,872

Total liabilities	76,312,230

Net assets applicable to shares outstanding	$4,339,831,323

Net assets consist of:
Shares of beneficial interest	$2,939,462,105

Distributable earnings	1,400,369,218

$4,339,831,323

Net Assets:
Class A	$2,499,911,152

Class C	$32,497,240

Class R	$51,354,406

Class Y	$427,166,041

Class R5	$397,344,560

Class R6	$931,557,924

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	112,619,238

Class C	1,492,993

Class R	2,310,181

Class Y	19,226,987

Class R5	17,856,402

Class R6	41,864,005

Class A:
Net asset value per share	$22.20

Maximum offering price per share (Net asset value of $22.20 ÷ 94.50%)	$23.49

Class C:
Net asset value and offering price per share	$21.77

Class R:
Net asset value and offering price per share	$22.23

Class Y:
Net asset value and offering price per share	$22.22

Class R5:
Net asset value and offering price per share	$22.25

Class R6:
Net asset value and offering price per share	$22.25

*	At August 31, 2022, securities with an aggregate value of $67,079,560 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Growth and Income Fund

Statement of Operations

For the year ended August 31, 2022

Investment income:

Interest	$624,490

Dividends (net of foreign withholding taxes of $993,856)	94,508,322

Dividends from affiliated money market funds (includes securities lending income of $160,141)	565,366

Foreign withholding tax claims	3,201,708

Total investment income	98,899,886

Expenses:
Advisory fees	17,206,794

Administrative services fees	686,182

Custodian fees	24,947

Distribution fees:
Class A	6,872,685

Class C	364,574

Class R	285,910

Transfer agent fees – A, C, R and Y	4,960,455

Transfer agent fees – R5	429,983

Transfer agent fees – R6	355,747

Trustees’ and officers’ fees and benefits	55,445

Registration and filing fees	164,983

Reports to shareholders	193,107

Professional services fees	86,385

Other	56,042

Total expenses	31,743,239

Less: Fees waived and/or expense offset arrangement(s)	(53,751)

Net expenses	31,689,488

Net investment income	67,210,398

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	450,121,835

Affiliated investment securities	(34,422)

Foreign currencies	(576,293)

Forward foreign currency contracts	21,895,377

471,406,497

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(705,991,993)

Affiliated investment securities	1,755

Foreign currencies	(34,527)

Forward foreign currency contracts	3,105,043

(702,919,722)

Net realized and unrealized gain (loss)	(231,513,225)

Net increase (decrease) in net assets resulting from operations	$(164,302,827)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Growth and Income Fund

Statement of Changes in Net Assets

For the years ended August 31, 2022 and 2021

	2022	2021

Operations:
Net investment income	$67,210,398	$68,639,257

Net realized gain	471,406,497	857,201,316

Change in net unrealized appreciation (depreciation)	(702,919,722)	980,281,737

Net increase (decrease) in net assets resulting from operations	(164,302,827)	1,906,122,310

Distributions to shareholders from distributable earnings:
Class A	(507,991,551)	(101,687,980)

Class C	(6,772,771)	(1,180,622)

Class R	(10,562,085)	(2,140,284)

Class Y	(91,057,061)	(20,082,775)

Class R5	(79,363,950)	(17,731,841)

Class R6	(198,318,731)	(46,382,877)

Total distributions from distributable earnings	(894,066,149)	(189,206,379)

Share transactions–net:
Class A	261,966,363	(738,134,373)

Class C	1,480,246	(12,461,497)

Class R	3,133,594	(20,257,319)

Class Y	16,324,552	(135,193,031)

Class R5	52,113,814	(147,333,183)

Class R6	59,906,178	(437,686,125)

Net increase (decrease) in net assets resulting from share transactions	394,924,747	(1,491,065,528)

Net increase (decrease) in net assets	(663,444,229)	225,850,403

Net assets:
Beginning of year	5,003,275,552	4,777,425,149

End of year	$4,339,831,323	$5,003,275,552

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Growth and Income Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 08/31/22	$28.10	$0.32	$(1.13)	$(0.81)	$(0.29)	$(4.80)	$(5.09)	$22.20	(3.90)%		$2,499,911	0.78%		0.78%		1.28%		23%
Year ended 08/31/21	20.01	0.30	8.63	8.93	(0.35)	(0.49)	(0.84)	28.10	45.62		2,844,145	0.80		0.80		1.22		33
Year ended 08/31/20	22.89	0.41	(1.24)	(0.83)	(0.44)	(1.61)	(2.05)	20.01	(4.39)		2,609,002	0.81		0.81		1.97		26
Year ended 08/31/19	27.50	0.44	(2.02)	(1.58)	(0.43)	(2.60)	(3.03)	22.89	(4.99)		3,386,466	0.81		0.81		1.84		23
Year ended 08/31/18	27.42	0.40	2.76	3.16	(0.52)	(2.56)	(3.08)	27.50	11.96		3,954,641	0.80		0.80		1.44		29
Class C
Year ended 08/31/22	27.69	0.13	(1.09)	(0.96)	(0.16)	(4.80)	(4.96)	21.77	(4.58	)(d)	32,497	1.52	(d)	1.52	(d)	0.54	(d)	23
Year ended 08/31/21	19.73	0.12	8.51	8.63	(0.18)	(0.49)	(0.67)	27.69	44.53	(d)	39,357	1.50	(d)	1.50	(d)	0.52	(d)	33
Year ended 08/31/20	22.57	0.25	(1.20)	(0.95)	(0.28)	(1.61)	(1.89)	19.73	(5.05)		38,808	1.56		1.56		1.22		26
Year ended 08/31/19	27.15	0.27	(2.00)	(1.73)	(0.25)	(2.60)	(2.85)	22.57	(5.67	)(d)	76,522	1.53	(d)	1.53	(d)	1.12	(d)	23
Year ended 08/31/18	27.09	0.19	2.74	2.93	(0.31)	(2.56)	(2.87)	27.15	11.17	(d)	243,564	1.53	(d)	1.53	(d)	0.71	(d)	29
Class R
Year ended 08/31/22	28.13	0.25	(1.13)	(0.88)	(0.22)	(4.80)	(5.02)	22.23	(4.14)		51,354	1.03		1.03		1.03		23
Year ended 08/31/21	20.03	0.24	8.64	8.88	(0.29)	(0.49)	(0.78)	28.13	45.26		60,808	1.05		1.05		0.97		33
Year ended 08/31/20	22.90	0.36	(1.23)	(0.87)	(0.39)	(1.61)	(2.00)	20.03	(4.60)		61,342	1.06		1.06		1.72		26
Year ended 08/31/19	27.52	0.38	(2.03)	(1.65)	(0.37)	(2.60)	(2.97)	22.90	(5.27)		84,224	1.06		1.06		1.59		23
Year ended 08/31/18	27.43	0.33	2.77	3.10	(0.45)	(2.56)	(3.01)	27.52	11.71		115,360	1.05		1.05		1.19		29
Class Y
Year ended 08/31/22	28.12	0.38	(1.12)	(0.74)	(0.36)	(4.80)	(5.16)	22.22	(3.63)		427,166	0.53		0.53		1.53		23
Year ended 08/31/21	20.03	0.36	8.63	8.99	(0.41)	(0.49)	(0.90)	28.12	45.94		517,664	0.55		0.55		1.47		33
Year ended 08/31/20	22.91	0.47	(1.24)	(0.77)	(0.50)	(1.61)	(2.11)	20.03	(4.12)		477,858	0.56		0.56		2.22		26
Year ended 08/31/19	27.53	0.50	(2.03)	(1.53)	(0.49)	(2.60)	(3.09)	22.91	(4.78)		938,866	0.56		0.56		2.09		23
Year ended 08/31/18	27.44	0.47	2.77	3.24	(0.59)	(2.56)	(3.15)	27.53	12.27		1,266,205	0.55		0.55		1.69		29
Class R5
Year ended 08/31/22	28.16	0.39	(1.13)	(0.74)	(0.37)	(4.80)	(5.17)	22.25	(3.62)		397,345	0.48		0.48		1.58		23
Year ended 08/31/21	20.06	0.38	8.64	9.02	(0.43)	(0.49)	(0.92)	28.16	46.04		438,989	0.47		0.47		1.55		33
Year ended 08/31/20	22.94	0.49	(1.24)	(0.75)	(0.52)	(1.61)	(2.13)	20.06	(4.03)		443,315	0.48		0.48		2.30		26
Year ended 08/31/19	27.56	0.52	(2.03)	(1.51)	(0.51)	(2.60)	(3.11)	22.94	(4.70)		746,385	0.48		0.48		2.17		23
Year ended 08/31/18	27.47	0.49	2.77	3.26	(0.61)	(2.56)	(3.17)	27.56	12.35		932,196	0.48		0.48		1.76		29
Class R6
Year ended 08/31/22	28.16	0.41	(1.13)	(0.72)	(0.39)	(4.80)	(5.19)	22.25	(3.55)		931,558	0.41		0.41		1.65		23
Year ended 08/31/21	20.06	0.39	8.65	9.04	(0.45)	(0.49)	(0.94)	28.16	46.16		1,102,312	0.40		0.40		1.62		33
Year ended 08/31/20	22.94	0.50	(1.23)	(0.73)	(0.54)	(1.61)	(2.15)	20.06	(3.93)		1,147,101	0.39		0.39		2.39		26
Year ended 08/31/19	27.57	0.54	(2.04)	(1.50)	(0.53)	(2.60)	(3.13)	22.94	(4.64)		1,494,527	0.38		0.38		2.27		23
Year ended 08/31/18	27.48	0.51	2.77	3.28	(0.63)	(2.56)	(3.19)	27.57	12.46		1,666,520	0.38		0.38		1.86		29

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.99%, 0.95%, 0.96% and 0.98% for the years ended August 31, 2022, 2021, 2019 and 2018, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Growth and Income Fund

Notes to Financial Statements

August 31, 2022

NOTE 1–Significant Accounting Policies

Invesco Growth and Income Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available and unreliable are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from

15	Invesco Growth and Income Fund

settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Foreign Withholding Taxes – The Fund is subject to foreign withholding tax imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax refunds in certain jurisdictions to recover a portion of amounts previously withheld. The Fund will record a receivable for such tax refunds based on several factors including; an assessment of a jurisdiction’s legal obligation to pay reclaims, administrative practices and payment history. Any receivables recorded will be shown under receivables for Tax reclaims on the Statement of Assets and Liabilities.

As a result of recent court rulings in certain countries across the European Union, tax refunds for previously withheld taxes on dividends earned in those countries have been received. These tax refund payments are reflected as Foreign withholding tax claims in the Statement of Operations, and any related interest is included in Interest income. The Fund may incur fees paid to third party providers that assist in the recovery of the tax reclaims. These fees are reflected on the Statement of Operations as Professional fees, if any. In the event tax refunds received by the Fund during the fiscal year exceed the foreign withholding taxes paid by the Fund for the year, and the Fund previously passed foreign tax credits on to its shareholders, the Fund intends to enter into a closing agreement with the Internal Revenue Service in order to pay the associated liability on behalf of the Funds’ shareholders. For the year ended August 31, 2022, the Fund did not enter into any closing agreements.

G.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

H.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to

16	Invesco Growth and Income Fund

the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

On September 29, 2021, the Board of Trustees appointed the Adviser to serve as an affiliated securities lending agent for the Fund. Prior to September 29, 2021, the Bank of New York Mellon (the “BNYM”) served as the sole securities lending agent for the Fund under the securities lending program. BNYM also continues to serve as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended August 31, 2022, the Fund paid the Adviser $4,301 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services are included in Dividends from affiliated money market funds on the Statement of Operations.

K.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

L.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

M.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 150 million	0.500%

Next $100 million	0.450%

Next $100 million	0.400%

Over $350 million	0.350%

For the year ended August 31, 2022, the effective advisory fee rate incurred by the Fund was 0.36%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2023, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

17	Invesco Growth and Income Fund

Further, the Adviser has contractually agreed, through at least June 30, 2024, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended August 31, 2022, the Adviser waived advisory fees of $51,286.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class C shares and Class R shares to reimburse IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will reimburse annual fees of up to 0.25% of Class A average daily net assets, up to 1.00% of Class C average daily net assets and up to 0.50% of Class R average daily net assets. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2022, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2022, IDI advised the Fund that IDI retained $284,473 in front-end sales commissions from the sale of Class A shares and $4,947 and $2,999 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the year ended August 31, 2022, the Fund incurred $40,453 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$4,094,861,817	$150,798,852	$–	$4,245,660,669

Money Market Funds	82,595,595	67,628,566	–	150,224,161

Total Investments in Securities	4,177,457,412	218,427,418	–	4,395,884,830

Other Investments - Assets*

Forward Foreign Currency Contracts	–	4,182,504	–	4,182,504

Other Investments - Liabilities*

Forward Foreign Currency Contracts	–	(1,678,263)	–	(1,678,263)

Total Other Investments	–	2,504,241	–	2,504,241

Total Investments	$4,177,457,412	$220,931,659	$–	$4,398,389,071

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

18	Invesco Growth and Income Fund

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2022:

Value
Derivative Assets	Currency Risk

Unrealized appreciation on forward foreign currency contracts outstanding	$ 4,182,504

Derivatives not subject to master netting agreements	-

Total Derivative Assets subject to master netting agreements	$4,182,504

Value
Derivative Liabilities	Currency Risk

Unrealized depreciation on forward foreign currency contracts outstanding	$(1,678,263)

Derivatives not subject to master netting agreements	-

Total Derivative Liabilities subject to master netting agreements	$(1,678,263)

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of August 31, 2022.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount

Bank of New York Mellon (The)	$4,103,188	$ (519,100)	$3,584,088	$–	$–	$3,584,088

State Street Bank & Trust Co.	79,316	(1,159,163)	(1,079,847)	–	–	(1,079,847)

Total	$4,182,504	$(1,678,263)	$2,504,241	$–	$–	$2,504,241

Effect of Derivative Investments for the year ended August 31, 2022

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on Statement of Operations
Currency Risk

Realized Gain:
Forward foreign currency contracts	$21,895,377

Change in Net Unrealized Appreciation:
Forward foreign currency contracts	3,105,043

Total	$25,000,420

The table below summarizes the average notional value of derivatives held during the period.

Forward Foreign Currency Contracts

Average notional value	$282,822,846

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2022, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,465.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

19	Invesco Growth and Income Fund

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2022 and 2021:

	2022	2021

Ordinary income*	$171,668,016	$85,755,280

Long-term capital gain	722,398,133	103,451,099

Total distributions	$894,066,149	$189,206,379

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2022

Undistributed ordinary income	$18,442,104

Undistributed long-term capital gain	352,672,660

Net unrealized appreciation – investments	1,029,724,338

Net unrealized appreciation (depreciation) – foreign currencies	(27,341)

Temporary book/tax differences	(442,543)

Shares of beneficial interest	2,939,462,105

Total net assets	$4,339,831,323

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of August 31, 2022.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2022 was $1,061,583,047 and $1,461,891,420, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$1,203,422,579

Aggregate unrealized (depreciation) of investments	(173,698,241)

Net unrealized appreciation of investments	$1,029,724,338

Cost of investments for tax purposes is $3,368,664,733.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of equalization and distributions, on August 31, 2022, undistributed net investment income was decreased by $3,731,809, undistributed net realized gain was decreased by $17,098,191 and shares of beneficial interest was increased by $20,830,000. This reclassification had no effect on the net assets of the Fund.

20	Invesco Growth and Income Fund

NOTE 11–Share Information

	Summary of Share Activity

	Year ended		Year ended
	August 31, 2022(a)		August 31, 2021
	Shares	Amount	Shares	Amount

Sold:
Class A	6,563,715	$161,932,629	6,262,905	$155,820,060

Class C	204,999	4,972,685	168,405	4,141,250

Class R	316,730	7,811,959	629,279	14,693,680

Class Y	2,644,421	65,243,714	4,335,362	103,577,557

Class R5	2,720,647	66,964,355	3,662,755	87,852,898

Class R6	5,279,294	131,545,487	8,524,192	212,577,136

Issued as reinvestment of dividends:
Class A	19,596,551	464,645,977	4,121,821	93,954,730

Class C	270,554	6,294,750	48,694	1,084,106

Class R	444,779	10,561,949	94,153	2,139,934

Class Y	3,148,013	74,697,819	771,216	17,622,639

Class R5	3,340,012	79,350,674	775,507	17,704,193

Class R6	8,264,455	196,374,492	1,995,101	45,555,825

Automatic conversion of Class C shares to Class A shares:
Class A	145,079	3,573,433	317,573	7,479,404

Class C	(147,721)	(3,573,433)	(321,881)	(7,479,404)

Reacquired:
Class A	(14,913,478)	(368,185,676)	(39,837,703)	(995,388,567)

Class C	(256,139)	(6,213,756)	(441,213)	(10,207,449)

Class R	(613,286)	(15,240,314)	(1,623,273)	(37,090,933)

Class Y	(4,973,866)	(123,616,981)	(10,554,740)	(256,393,227)

Class R5	(3,793,506)	(94,201,215)	(10,952,000)	(252,890,274)

Class R6	(10,823,831)	(268,013,801)	(28,557,570)	(695,819,086)

Net increase (decrease) in share activity	17,417,422	$394,924,747	(60,581,417)	$(1,491,065,528)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 51% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

21	Invesco Growth and Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Growth and Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Growth and Income Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the “Fund”) as of August 31, 2022, the related statement of operations for the year ended August 31, 2022, the statement of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2022 and the financial highlights for each of the five years in the period ended August 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

October 21, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

22	Invesco Growth and Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2022 through August 31, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/22)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$909.60	$3.71	$1,021.32	$3.92	0.77%
Class C	1,000.00	906.10	7.21	1,017.64	7.63	1.50
Class R	1,000.00	908.10	4.91	1,020.06	5.19	1.02
Class Y	1,000.00	910.50	2.50	1,022.58	2.65	0.52
Class R5	1,000.00	910.40	2.31	1,022.79	2.45	0.48
Class R6	1,000.00	910.70	2.02	1,023.09	2.14	0.42

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2022 through August 31, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

23	Invesco Growth and Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2022, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Growth and Income Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2022. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2022 and June 13, 2022, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to detailed follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2022.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the remote and hybrid working environment resulting from the novel coronavirus (“COVID-19”) pandemic and paved the way for a hybrid working framework in a normalized environment as employees return to the office. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the

Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2021 to the performance of funds in the Broadridge performance universe and against the Russell 1000® Value Index (Index). The Board noted that performance of Class A shares of the Fund was in the first quintile of its performance universe for the one year period, the third quintile for the three year period and the fifth quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one year period, reasonably comparable to the performance of the Index for the three year period and below the performance of the Index for the five year period. The Board noted that periods of heightened risk aversion during 2018 and 2020 created a challenging market environment for funds

24	Invesco Growth and Income Fund

with a procyclical bias, such as the Fund, which negatively impacted the Fund’s longer-term performance. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. As previously noted, the independent Trustees reviewed and considered information provided in response to detailed follow-up requests for information submitted by the independent Trustees to management, including with respect to management’s philosophy regarding breakpoints in the Fund’s contractual management fee schedule. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer, and subsequently with representatives of management.

    The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board requested and considered additional information from management regarding the Fund’s contractual management fees in light of current asset levels. The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

    The Board also compared the Fund’s effective advisory fee rate (defined for this purpose as the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2021.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board considered additional information from Invesco Advisers regarding the levels of the Fund’s breakpoints in light of current assets. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided

25	Invesco Growth and Income Fund

to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

    The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

26	Invesco Growth and Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2022:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$744,177,132
Qualified Dividend Income*	70.35%
Corporate Dividends Received Deduction*	61.31%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Short-Term Capital Gain Distributions	$106,920,273

27	Invesco Growth and Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			190	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Growth and Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee and Chair	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	190	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler –1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	190	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	190	Insperity, Inc. (formerly known as Administaff) (human resources provider); Member of Regional Board of Directors and Board of Directors, First Financial Bancorp (regional bank)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			190	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	190	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2003	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	190	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Growth and Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			190	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury and Director, ON Semiconductor Corporation (semiconductor manufacturing)	190	None
Ann Barnett Stern[2] – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment, Inc. a private philanthropic institution (private philanthropic institution) Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP and Andrews & Kurth LLP	190	Trustee and Board Vice Chair of Holdsworth Center (non-profit); Trustee and Chair of Nomination/Governance Committee, Good Reason Houston, (non-profit); Trustee and Investment Committee member of University of Texas Law School Foundation (non-profit); Board Member of Greater Houston Partnership (non-profit); Advisory Board member, Baker Institute for Public Policy at Rice University (non-profit) Formerly: Director and Audit Committee Member of Federal Reserve Bank of Dallas
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	190	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management, 1994-2007; Trustee and Chair, Weiss Peck and Greer Funds Board, 2004-2005; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management, 1984-1994.	190	Formerly: Trustee and Governance Chair, Oppenheimer Funds, 2014-2019; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America, 2016-2019

[2]	Effective September 14, 2022, Ms. Ann Barnett Stern resigned as a Trustee of the Trust.

T-3	Invesco Growth and Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	2003

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.;Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Senior Vice President, Invesco Group Services, Inc.; Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Growth and Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Growth and Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds; and Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets)

Formerly, Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; Associate, Gaston Snow & Ely Bartlett

			N/A	N/A
			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco Growth and Income Fund

(This page intentionally left blank)

(This page intentionally left blank)

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-09913 and 333-36074	Invesco Distributors, Inc.	VK-GRI-AR-1

Annual Report to Shareholders	August 31, 2022

Invesco Income Advantage U.S. Fund

Nasdaq:

A: SCAUX ∎ C: SCCUX ∎ R: SCRUX ∎ Y: SCAYX ∎ Investor: SCNUX ∎ R5: SCIUX ∎ R6: SLESX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

6	Liquidity Risk Management Program

8	Schedule of Investments

15	Financial Statements

19	Notes to Financial Statements

25	Report of Independent Registered Public Accounting Firm

26	Fund Expenses

27	Approval of Investment Advisory and Sub-Advisory Contracts

29	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2022, Class A shares of Invesco Income Advantage U.S. Fund (the Fund), at net asset value (NAV), outperformed the S&P 500 Index, the Fund’s broad market/style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/21 to 8/31/22, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-9.88%
Class C Shares	-10.51
Class R Shares	-10.13
Class Y Shares	-9.61
Investor Class Shares	-9.82
Class R5 Shares	-9.55
Class R6 Shares	-9.64
S&P 500 Index▼ (Broad Market/Style-Specific Index)	-11.23
Lipper Equity Income Funds Index◾ (Peer Group Index)	-3.84

Source(s): ▼RIMES Technologies Corp.; ◾Lipper Inc.

Market conditions and your Fund

The fiscal year began with increasing volatility and the US stock market saw a selloff through most of September due to increasing concerns of inflation resulting from a spike in oil prices and supply chain shortages causing rising costs. Despite the Consumer Price Index (CPI) increasing monthly from June through September 2021,1 the US Federal Reserve (the Fed) declined to raise interest rates at its September 2021 Federal Open Market Committee meeting.

    Equity markets saw continued volatility in the fourth quarter of 2021 amid record inflation and the emergence of a new COVID-19 variant. Pandemic-related supply chain disruption and labor shortages intensified during the quarter, resulting in broadly higher input costs for companies and consumers alike. Additionally, the price of oil rose to nearly $85 per barrel in October,2 causing higher gas prices for consumers and pushing energy stocks higher. The CPI reported for November increased 0.8%, resulting in a 6.8% increase over the prior 12 months, the highest since 1982.1 To combat inflation, the Fed announced a faster pace of “tapering” at its December meeting, pledging to end its asset purchase program by March 2022. The Fed also announced the potential for three interest rate increases in 2022. With solid corporate earnings and optimism about the COVID-19 Omicron variant reporting milder symptoms, stocks rallied at the 2021 year-end.

    Equity markets declined in the first quarter of 2022 amid volatility sparked by Russia’s invasion of Ukraine, rising commodity prices, rampant global inflation and the Fed’s shift toward tighter monetary policy. Russia’s invasion exacerbated inflationary pressures, disrupting already strained supply chains and increasing shortages of oil, gas and raw materials.

The price of oil rose sharply, with crude prices reaching their highest price per barrel since 2008.2 The CPI rose by another 7.9% for the 12 months ended February 2022 reaching a 40 year high.1 To combat inflation, the Fed raised the federal funds rate by a one-quarter percentage point in March.

    As the war in Ukraine continued and corporate earnings in high-profile names, like Netflix, reported slowing growth and profits, the equity markets sold off for much of April 2022. The downward direction of the equity markets continued for much of the second quarter of 2022 amid record inflation, rising interest rates and an increasing likelihood of a US recession. Driven by higher food and energy prices, the CPI rose by yet another 8.6% for the 12 months ended May 2022 reaching a 40 year high.1 Oil prices peaked near $122 per barrel in early June, resulting in skyrocketing gasoline prices; the national average price reached a record high above $5 per gallon in early June.2 To tame inflation, the Fed raised the benchmark federal funds rate three more times, by 0.50% in May, 0.75% in June and another 0.75% in July, which were the largest increases in nearly 30 years.3 US equity markets rose in July and much of August until Fed chairman Jerome Powell’s hawkish comments at Jackson Hole, Wyoming, an economic policy symposium sparked a sharp selloff at month end. Due to declining energy prices, the CPI rose by 8.5% for the 12 months ending July,1 down slightly from June, but still at multi-decade highs and far above the Fed’s 2% annual inflation target. As a result, the Fed indicated that it would continue taking aggressive action to curb inflation, though such measures could “bring pain to households and businesses.” The remarks deflated investor optimism that the Fed would pause rate hikes in the second half of 2022 and increased the likelihood of a US recession. In this environment, US stocks had negative double-digit returns of -11.23% for the fiscal year ended August 31, 2022, measured by the S&P 500 Index.4

    The end of the fiscal year marked the Fund’s first full year under the new portfolio management team and with the new investment strategy. The team’s investment strategy seeks to provide higher income, structural downside risk mitigation with reduced volatility and growth through diversified exposure to the US large capitalization equity market. The team pursues this investment strategy by investing in two sub-portfolios: 1) a diversified portfolio of US stocks selected for their exposures to what the team considers to be historically rewarded factors, including momentum, value, quality and low volatility; and 2) a portfolio of equity-linked notes (ELNs), which the team customizes in an effort to provide high income and defensive exposure to the broad US large capitalization equity market.

    For the fiscal year ended August 31, 2022, the Fund outperformed the S&P 500 Index with performance behavior that was in-line with the team’s expectations for the Fund. With more sustained volatility returning to equity markets, particularly in the latter two-thirds of the fiscal year, we believe the value of the Fund’s structural downside risk mitigation was realized. While the Fund’s sub-portfolio of diversified, factor-oriented US stocks provided growth during the constructive segments of the fiscal year, the Fund’s outperformance over the fiscal year was largely driven by the sub-portfolio of customized ELNs. The team’s customized ELNs are designed to include a pre-defined downside buffer relative to the S&P 500 Index, which helped reduce the downside impact to Fund performance, relative to the benchmark, during the periods of market draw-downs. In addition to the downside performance buffer, the ELN sub-portfolio also aided results by delivering a high level of income, which was meaningfully higher than the dividend yield of the benchmark index.

    Thank you for investing in Invesco Income Advantage U.S. Fund.

1	Source: US Bureau of Labor Statistics

2	Source: Bloomberg LP

3	Source: US Federal Reserve

4	Source: Lipper Inc.

Portfolio manager(s):

Mark Ahnrud

John Burrello

Chris Devine

Scott Hixon

Christian Ulrich

Scott Wolle - Lead

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time

2	Invesco Income Advantage U.S. Fund

based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Income Advantage U.S. Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/12

1 Source: RIMES Technologies Corp.

2 Source: Lipper Inc.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Income Advantage U.S. Fund

Average Annual Total Returns
As of 8/31/22, including maximum applicable sales charges

Class A Shares
Inception (3/31/06)	3.84%
10 Years	5.01
5 Years	0.83
1 Year	-14.86

Class C Shares
Inception (3/31/06)	3.82%
10 Years	4.96
5 Years	1.19
1 Year	-11.28

Class R Shares
Inception (3/31/06)	3.95%
10 Years	5.34
5 Years	1.71
1 Year	-10.13

Class Y Shares
Inception (10/3/08)	6.51%
10 Years	5.87
5 Years	2.25
1 Year	-9.61

Investor Class Shares
Inception (4/25/08)	4.16%
10 Years	5.60
5 Years	1.98
1 Year	-9.82

Class R5 Shares
Inception (3/31/06)	4.57%
10 Years	6.04
5 Years	2.40
1 Year	-9.55

Class R6 Shares
10 Years	5.84%
5 Years	2.38
1 Year	-9.64

Effective July 15, 2021, Invesco Low Volatility Equity Yield Fund was renamed Invesco Income Advantage U.S. Fund. The Fund’s strategy also changed to invest in equity-linked notes and focus on factor based equity exposures, therefore results prior to July 15, 2021, reflect the performance of the Fund’s prior strategy.

    Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Investor Class, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Income Advantage U.S. Fund

Supplemental Information

Invesco Income Advantage U.S. Fund’s investment objective is income and long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of August 31, 2022, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The Lipper Equity Income Funds Index is an unmanaged index considered representative of equity income funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions;

(2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 21-23, 2022, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2021, through December 31, 2021 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus pandemic on the Fund and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Income Advantage U.S. Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Financials	34.73%

Information Technology	11.99

Health Care	8.31

Communication Services	5.50

Consumer Discretionary	5.46

Consumer Staples	5.02

Industrials	4.16

Energy	2.95

Utilities	2.14

Other Sectors, Each Less than 2% of Net Assets	3.01

Money Market Funds Plus Other Assets Less Liabilities	16.73

Top 10 Equity Holdings*

		% of total net assets

1.	Apple, Inc.	2.12%

2.	Alphabet, Inc., Class A	2.02

3.	Microsoft Corp.	1.60

4.	Amazon.com, Inc.	1.46

5.	Berkshire Hathaway, Inc., Class B	1.16

6.	Exxon Mobil Corp.	0.97

7.	Meta Platforms, Inc., Class A	0.93

8.	Procter & Gamble Co. (The)	0.88

9.	Broadcom, Inc.	0.85

10.	Verizon Communications, Inc.	0.84

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of August 31, 2022.

7	Invesco Income Advantage U.S. Fund

Schedule of Investments(a)

August 31, 2022

	Shares	Value

Common Stocks & Other Equity Interests–53.14%
Advertising–0.02%
Omnicom Group, Inc.	645	$43,151

Aerospace & Defense–1.20%
General Dynamics Corp.	1,927	441,148

L3Harris Technologies, Inc.	642	146,498

Lockheed Martin Corp.	1,975	829,717

Northrop Grumman Corp.	645	308,304

Raytheon Technologies Corp.	4,080	366,180

TransDigm Group, Inc.	59	35,423

		2,127,270

Agricultural & Farm Machinery–0.15%
Deere & Co.	731	266,998

Agricultural Products–0.17%
Archer-Daniels-Midland Co.(b)	3,394	298,299

Air Freight & Logistics–0.41%
C.H. Robinson Worldwide, Inc.	361	41,208

Expeditors International of Washington, Inc.	582	59,882

FedEx Corp.	982	207,015

United Parcel Service, Inc., Class B(b)	2,184	424,810

		732,915

Alternative Carriers–0.05%
Liberty Global PLC, Class C (United Kingdom)(c)	4,374	93,210

Apparel Retail–0.05%
TJX Cos., Inc. (The)	1,495	93,213

Apparel, Accessories & Luxury Goods–0.05%
lululemon athletica, inc.(c)	206	61,792

VF Corp.	470	19,481

		81,273

Application Software–0.46%
Adobe, Inc.(c)	597	222,944

ANSYS, Inc.(c)	141	35,010

Autodesk, Inc.(c)	325	65,565

Cadence Design Systems, Inc.(c)	449	78,023

Datadog, Inc., Class A(c)	632	66,328

Roper Technologies, Inc.	329	132,449

Synopsys, Inc.(c)	382	132,180

Workday, Inc., Class A(c)	277	45,583

Zoom Video Communications, Inc., Class A(c)	385	30,954

		809,036

Asset Management & Custody Banks–0.21%
Ameriprise Financial, Inc.	312	83,619

Bank of New York Mellon Corp. (The)	2,700	112,131

Blackstone, Inc., Class A	1,021	95,913

Northern Trust Corp.	317	30,143

T. Rowe Price Group, Inc.	415	49,800

		371,606

	Shares	Value

Auto Parts & Equipment–0.03%
Aptiv PLC(c)	474	$44,286

Automobile Manufacturers–1.10%
Ford Motor Co.	19,690	300,076

General Motors Co.	7,739	295,707

Tesla, Inc.(c)	4,944	1,362,616

		1,958,399

Automotive Retail–0.32%
AutoZone, Inc.(c)	188	398,412

O’Reilly Automotive, Inc.(c)	244	170,097

		568,509

Biotechnology–1.66%
AbbVie, Inc.	5,411	727,563

Amgen, Inc.	2,655	637,997

Biogen, Inc.(c)	654	127,779

BioMarin Pharmaceutical, Inc.(c)	427	38,088

BioNTech SE, ADR (Germany)	1,263	182,680

Gilead Sciences, Inc.	6,716	426,265

Moderna, Inc.(c)	1,893	250,387

Regeneron Pharmaceuticals, Inc.(c)	465	270,193

Vertex Pharmaceuticals, Inc.(c)	1,016	286,268

		2,947,220

Broadcasting–0.07%
Fox Corp., Class A	2,749	93,961

Paramount Global, Class B	1,312	30,688

		124,649

Building Products–0.12%
Carrier Global Corp.	1,500	58,680

Johnson Controls International PLC	2,697	146,016

		204,696

Cable & Satellite–0.62%
Charter Communications, Inc., Class A(c)	578	238,500

Comcast Corp., Class A(b)	22,620	818,618

Liberty Broadband Corp., Class C(c)	220	22,374

Sirius XM Holdings, Inc.	3,803	23,160

		1,102,652

Commodity Chemicals–0.14%
Dow, Inc.	2,543	129,693

LyondellBasell Industries N.V., Class A	1,414	117,362

		247,055

Communications Equipment–0.50%
Arista Networks, Inc.(c)	2,442	292,747

Cisco Systems, Inc.	11,834	529,217

Motorola Solutions, Inc.	296	72,049

		894,013

Computer & Electronics Retail–0.02%
Best Buy Co., Inc.	589	41,636

Construction Machinery & Heavy Trucks–0.32%
Caterpillar, Inc.	1,813	334,879

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Income Advantage U.S. Fund

	Shares	Value

Construction Machinery & Heavy Trucks–(continued)
Cummins, Inc.	524	$112,854

PACCAR, Inc.	1,422	124,439

		572,172

Construction Materials–0.04%
Martin Marietta Materials, Inc.	69	23,992

Vulcan Materials Co.	235	39,125

		63,117

Consumer Electronics–0.02%
Garmin Ltd.	459	40,617

Consumer Finance–0.56%
American Express Co.	2,376	361,152

Capital One Financial Corp.	2,994	316,825

Discover Financial Services	1,367	137,370

Synchrony Financial	5,344	175,016

		990,363

Copper–0.12%
Freeport-McMoRan, Inc.	7,421	219,662

Data Processing & Outsourced Services–1.57%
Automatic Data Processing, Inc.	3,527	862,034

Block, Inc., Class A(c)	676	46,583

Fidelity National Information Services, Inc.	1,181	107,908

Fiserv, Inc.(c)	1,417	143,386

FleetCor Technologies, Inc.(c)	258	54,833

Global Payments, Inc.	688	85,470

Mastercard, Inc., Class A	875	283,824

Paychex, Inc.	906	111,746

PayPal Holdings, Inc.(c)	1,535	143,430

Visa, Inc., Class A(b)	4,763	946,456

		2,785,670

Distillers & Vintners–0.11%
Constellation Brands, Inc., Class A	772	189,951

Distributors–0.04%
Genuine Parts Co.	498	77,693

Diversified Support Services–0.04%
Cintas Corp.	188	76,486

Drug Retail–0.10%
Walgreens Boots Alliance, Inc.	5,038	176,632

Electric Utilities–1.35%
American Electric Power Co., Inc.	2,555	256,011

Duke Energy Corp.	3,922	419,301

Edison International	654	44,321

Entergy Corp.	479	55,229

Eversource Energy	940	84,309

Exelon Corp.	8,009	351,675

FirstEnergy Corp.	2,336	92,389

NextEra Energy, Inc.	2,767	235,361

PG&E Corp.(c)	3,975	49,012

PPL Corp.	8,058	234,327

Southern Co. (The)	5,137	395,908

Xcel Energy, Inc.	2,254	167,359

		2,385,202

	Shares	Value

Electrical Components & Equipment–0.15%
AMETEK, Inc.	280	$33,645

Eaton Corp. PLC	655	89,499

Emerson Electric Co.	1,357	110,921

Rockwell Automation, Inc.	162	38,384

		272,449

Electronic Components–0.06%
Amphenol Corp., Class A	797	58,604

Corning, Inc.	1,385	47,533

		106,137

Electronic Equipment & Instruments–0.05%
Keysight Technologies, Inc.(c)	309	50,642

Zebra Technologies Corp., Class A(c)	119	35,895

		86,537

Electronic Manufacturing Services–0.06%
TE Connectivity Ltd. (Switzerland)	783	98,822

Environmental & Facilities Services–0.28%
Republic Services, Inc.	675	96,336

Waste Connections, Inc.	785	109,256

Waste Management, Inc.	1,695	286,506

		492,098

Fertilizers & Agricultural Chemicals–0.07%
Corteva, Inc.	2,082	127,897

Financial Exchanges & Data–0.39%
CME Group, Inc., Class A	1,242	242,948

Intercontinental Exchange, Inc.	1,031	103,976

Moody’s Corp.	238	67,716

MSCI, Inc.	136	61,097

Nasdaq, Inc.	1,158	68,936

S&P Global, Inc.	408	143,689

		688,362

Food Distributors–0.03%
Sysco Corp.	642	52,785

Food Retail–0.11%
Kroger Co. (The)	4,199	201,300

Footwear–0.08%
NIKE, Inc., Class B	1,368	145,624

General Merchandise Stores–0.31%
Dollar General Corp.	995	236,233

Dollar Tree, Inc.(c)	1,007	136,630

Target Corp.	1,081	173,327

		546,190

Gold–0.04%
Newmont Corp.	1,815	75,068

Health Care Distributors–0.36%
AmerisourceBergen Corp.	744	109,041

Cardinal Health, Inc.	923	65,274

McKesson Corp.	1,259	462,053

		636,368

Health Care Equipment–1.01%
Abbott Laboratories	6,442	661,271

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Income Advantage U.S. Fund

	Shares	Value

Health Care Equipment–(continued)
Baxter International, Inc.	1,403	$80,616

Becton, Dickinson and Co.	886	223,644

Boston Scientific Corp.(c)	2,995	120,729

Edwards Lifesciences Corp.(c)	1,397	125,870

IDEXX Laboratories, Inc.(c)	111	38,586

Medtronic PLC	4,133	363,373

STERIS PLC	252	50,748

Stryker Corp.	387	79,413

Zimmer Biomet Holdings, Inc.	373	39,657

		1,783,907

Health Care Facilities–0.08%
HCA Healthcare, Inc.	709	140,290

Health Care REITs–0.06%
Healthpeak Properties, Inc.	1,227	32,209

Ventas, Inc.	532	25,461

Welltower, Inc.	607	46,527

		104,197

Health Care Services–0.91%
Cigna Corp.	1,951	553,011

CVS Health Corp.	9,777	959,613

Laboratory Corp. of America Holdings	211	47,532

Quest Diagnostics, Inc.	446	55,888

		1,616,044

Health Care Supplies–0.01%
Align Technology, Inc.(c)	97	23,639

Health Care Technology–0.02%
Veeva Systems, Inc., Class A(c)	164	32,688

Home Improvement Retail–0.68%
Home Depot, Inc. (The)	3,028	873,336

Lowe’s Cos., Inc.	1,691	328,291

		1,201,627

Homebuilding–0.06%
D.R. Horton, Inc.	513	36,500

Lennar Corp., Class A	811	62,812

		99,312

Hotels, Resorts & Cruise Lines–0.41%
Airbnb, Inc., Class A(c)	2,195	248,298

Booking Holdings, Inc.(c)	129	241,980

Expedia Group, Inc.(c)	676	69,391

Hilton Worldwide Holdings, Inc.	486	61,897

Marriott International, Inc., Class A	651	100,085

		721,651

Household Products–1.22%
Church & Dwight Co., Inc.	755	63,201

Clorox -Co. (The)	325	46,911

Colgate-Palmolive Co.	4,695	367,196

Kimberly-Clark Corp.	948	120,889

Procter & Gamble Co. (The)	11,360	1,566,998

		2,165,195

Hypermarkets & Super Centers–1.06%
Costco Wholesale Corp.	2,084	1,088,056

	Shares	Value

Hypermarkets & Super Centers–(continued)
Walmart, Inc.	5,981	$792,782

		1,880,838

Industrial Conglomerates–0.28%
3M Co.	2,024	251,684

Honeywell International, Inc.	1,265	239,528

		491,212

Industrial Gases–0.35%
Air Products and Chemicals, Inc.	248	62,607

Linde PLC (United Kingdom)	1,967	556,386

		618,993

Industrial Machinery–0.23%
Dover Corp.	347	43,361

Fortive Corp.	877	55,540

Illinois Tool Works, Inc.	561	109,300

Otis Worldwide Corp.	1,528	110,352

Parker-Hannifin Corp.	337	89,305

		407,858

Industrial REITs–0.26%
Prologis, Inc.	3,658	455,458

Insurance Brokers–0.57%
Aon PLC, Class A	1,152	321,708

Arthur J. Gallagher & Co.	1,001	181,752

Marsh & McLennan Cos., Inc.	2,414	389,547

Willis Towers Watson PLC	592	122,443

		1,015,450

Integrated Oil & Gas–1.60%
Chevron Corp.	5,101	806,264

Exxon Mobil Corp.	17,897	1,710,774

Occidental Petroleum Corp.	4,458	316,518

		2,833,556

Integrated Telecommunication Services–1.46%
AT&T, Inc.	63,047	1,105,845

Verizon Communications, Inc.	35,609	1,488,812

		2,594,657

Interactive Home Entertainment–0.13%
Activision Blizzard, Inc.	947	74,330

Electronic Arts, Inc.	1,257	159,476

		233,806

Interactive Media & Services–2.98%
Alphabet, Inc., Class A(c)	33,120	3,584,246

Meta Platforms, Inc., Class A(c)	10,139	1,651,947

Pinterest, Inc., Class A(c)	1,270	29,261

Twitter, Inc.(c)	640	24,800

		5,290,254

Internet & Direct Marketing Retail–1.54%
Amazon.com, Inc.(c)	20,370	2,582,305

eBay, Inc.	2,491	109,928

MercadoLibre, Inc. (Brazil)(c)	52	44,478

		2,736,711

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Income Advantage U.S. Fund

	Shares	Value

Internet Services & Infrastructure–0.12%
Akamai Technologies, Inc.(c)	1,581	$142,733

VeriSign, Inc.(c)	407	74,163

		216,896

Investment Banking & Brokerage–0.22%
Goldman Sachs Group, Inc. (The)	817	271,791

Morgan Stanley	1,382	117,774

		389,565

IT Consulting & Other Services–1.03%
Accenture PLC, Class A	1,510	435,575

Cognizant Technology Solutions Corp., Class A	4,831	305,174

International Business Machines Corp.	8,507	1,092,724

		1,833,473

Life & Health Insurance–0.39%
Aflac, Inc.	2,337	138,864

MetLife, Inc.	4,251	273,467

Principal Financial Group, Inc.	651	48,669

Prudential Financial, Inc.	2,399	229,704

		690,704

Life Sciences Tools & Services–0.51%
Agilent Technologies, Inc.	327	41,938

Danaher Corp.	740	199,733

IQVIA Holdings, Inc.(c)	215	45,722

Mettler-Toledo International, Inc.(c)	65	78,810

Thermo Fisher Scientific, Inc.	939	512,055

Waters Corp.(c)	106	31,652

		909,910

Managed Health Care–1.20%
Centene Corp.(c)	2,192	196,710

Elevance Health, Inc.	889	431,263

Humana, Inc.	288	138,753

UnitedHealth Group, Inc.	2,631	1,366,357

		2,133,083

Metal & Glass Containers–0.01%
Ball Corp.	430	23,998

Movies & Entertainment–0.08%
Liberty Media Corp.-Liberty Formula One, Class C(c)	1,087	69,220

Warner Bros Discovery, Inc.(c)	5,840	77,322

		146,542

Multi-line Insurance–0.14%
American International Group, Inc.	3,154	163,219

Hartford Financial Services Group, Inc. (The)	1,312	84,375

		247,594

Multi-Sector Holdings–1.16%
Berkshire Hathaway, Inc., Class B(c)	7,294	2,048,155

Multi-Utilities–0.75%
Ameren Corp.	1,010	93,546

CMS Energy Corp.	1,521	102,728

Consolidated Edison, Inc.	2,065	201,833

Dominion Energy, Inc.	3,706	303,151

	Shares	Value

Multi-Utilities–(continued)
DTE Energy Co.	889	$115,872

Public Service Enterprise Group, Inc.	1,730	111,343

Sempra Energy	1,047	172,724

WEC Energy Group, Inc.	2,224	229,383

		1,330,580

Office REITs–0.10%
Alexandria Real Estate Equities, Inc.	912	139,901

Boston Properties, Inc.	426	33,837

		173,738

Oil & Gas Equipment & Services–0.09%
Baker Hughes Co., Class A	2,470	62,392

Halliburton Co.	1,857	55,951

Schlumberger N.V.	1,250	47,688

		166,031

Oil & Gas Exploration & Production–0.78%
ConocoPhillips	4,460	488,147

Coterra Energy, Inc.	2,717	83,982

Devon Energy Corp.	1,915	135,237

Diamondback Energy, Inc.	1,071	142,743

EOG Resources, Inc.	1,792	217,370

Hess Corp.	842	101,697

Pioneer Natural Resources Co.	828	209,666

		1,378,842

Oil & Gas Refining & Marketing–0.31%
Marathon Petroleum Corp.	2,447	246,535

Phillips 66	1,228	109,857

Valero Energy Corp.	1,715	200,861

		557,253

Oil & Gas Storage & Transportation–0.17%
Cheniere Energy, Inc.	279	44,690

Kinder Morgan, Inc.	9,497	173,985

Williams Cos., Inc. (The)	2,385	81,162

		299,837

Packaged Foods & Meats–0.78%
Campbell Soup Co.	874	44,032

Conagra Brands, Inc.	1,609	55,318

General Mills, Inc.	2,916	223,949

Hershey Co. (The)	670	150,529

Hormel Foods Corp.	1,280	64,358

JM Smucker Co. (The)	675	94,493

Kellogg Co.	1,264	91,943

Kraft Heinz Co. (The)	3,687	137,894

McCormick & Co., Inc.	628	52,796

Mondelez International, Inc., Class A	5,416	335,034

Tyson Foods, Inc., Class A	1,635	123,246

		1,373,592

Paper Packaging–0.07%
Amcor PLC	4,392	52,748

International Paper Co.	1,582	65,843

		118,591

Pharmaceuticals–2.55%
Bristol-Myers Squibb Co.	9,430	635,676

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Income Advantage U.S. Fund

	Shares	Value

Pharmaceuticals–(continued)
Eli Lilly and Co.	2,627	$791,331

Johnson & Johnson	6,080	980,947

Merck & Co., Inc.	13,696	1,169,091

Pfizer, Inc.	17,236	779,584

Royalty Pharma PLC, Class A	1,552	64,889

Zoetis, Inc.	603	94,388

		4,515,906

Property & Casualty Insurance–0.78%
Allstate Corp. (The)	1,274	153,517

Chubb Ltd.	2,222	420,069

Markel Corp.(c)	72	85,976

Progressive Corp. (The)	3,830	469,749

Travelers Cos., Inc. (The)	1,581	255,553

		1,384,864

Railroads–0.66%
CSX Corp.	11,185	354,005

Norfolk Southern Corp.	750	182,348

Union Pacific Corp.	2,794	627,281

		1,163,634

Real Estate Services–0.02%
CBRE Group, Inc., Class A(c)	427	33,716

Regional Banks–0.18%
Fifth Third Bancorp	1,538	52,523

KeyCorp	2,682	47,444

M&T Bank Corp.	354	64,350

Regions Financial Corp.	3,440	74,545

Truist Financial Corp.	1,782	83,469

		322,331

Research & Consulting Services–0.15%
CoStar Group, Inc.(c)	691	48,121

Verisk Analytics, Inc.	1,191	222,908

		271,029

Residential REITs–0.16%
AvalonBay Communities, Inc.	540	108,492

Equity Residential	1,402	102,598

Essex Property Trust, Inc.	269	71,301

		282,391

Restaurants–0.70%
Chipotle Mexican Grill, Inc.(c)	31	49,501

McDonald’s Corp.	3,898	983,387

Starbucks Corp.	1,249	105,003

Yum! Brands, Inc.	882	98,114

		1,236,005

Retail REITs–0.13%
Realty Income Corp.	2,443	166,808

Simon Property Group, Inc.	646	65,879

		232,687

Semiconductor Equipment–0.47%
Applied Materials, Inc.	2,445	230,001

Enphase Energy, Inc.(c)	141	40,388

KLA Corp.	1,186	408,138

	Shares	Value

Semiconductor Equipment–(continued)
Lam Research Corp.	356	$155,896

		834,423

Semiconductors–2.37%
Advanced Micro Devices, Inc.(c)	1,743	147,928

Analog Devices, Inc.	1,400	212,142

Broadcom, Inc.	3,021	1,507,811

GLOBALFOUNDRIES, Inc.(c)	1,403	83,927

Intel Corp.	15,910	507,847

Microchip Technology, Inc.	738	48,155

Micron Technology, Inc.	4,341	245,397

ON Semiconductor Corp.(b)(c)	4,774	328,308

QUALCOMM, Inc.	2,720	359,774

Skyworks Solutions, Inc.	552	54,400

Texas Instruments, Inc.	4,285	707,925

		4,203,614

Soft Drinks–0.81%
Coca-Cola Co. (The)	9,859	608,399

Keurig Dr Pepper, Inc.	2,761	105,249

PepsiCo, Inc.	4,218	726,635

		1,440,283

Specialized REITs–1.05%
American Tower Corp.	1,285	326,454

Crown Castle, Inc.	1,303	222,592

Digital Realty Trust, Inc.	888	109,783

Equinix, Inc.	359	235,996

Extra Space Storage, Inc.	497	98,769

Public Storage	934	308,995

SBA Communications Corp., Class A	742	241,336

VICI Properties, Inc.	4,253	140,306

Weyerhaeuser Co.	5,126	175,104

		1,859,335

Specialty Chemicals–0.14%
Celanese Corp.	171	18,957

DuPont de Nemours, Inc.	2,038	113,394

Ecolab, Inc.	331	54,228

Sherwin-Williams Co. (The)	267	61,971

		248,550

Specialty Stores–0.05%
Ulta Beauty, Inc.(c)	222	93,211

Steel–0.25%
Nucor Corp.	3,389	450,534

Systems Software–2.73%
Fortinet, Inc.(c)	4,895	238,338

Microsoft Corp.	10,884	2,845,839

Oracle Corp.	5,657	419,466

Palo Alto Networks, Inc.(c)	2,091	1,164,290

ServiceNow, Inc.(c)	264	114,740

VMware, Inc., Class A	498	57,783

		4,840,456

Technology Hardware, Storage & Peripherals–2.57%
Apple, Inc.	23,887	3,755,514

Hewlett Packard Enterprise Co.	15,708	213,629

HP, Inc.	15,911	456,805

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Income Advantage U.S. Fund

	Shares	Value

Technology Hardware, Storage & Peripherals–(continued)
NetApp, Inc.	530	$38,229

Seagate Technology Holdings PLC	682	45,667

Western Digital Corp.(c)	1,024	43,274

		4,553,118

Tobacco–0.63%
Altria Group, Inc.	9,520	429,543

Philip Morris International, Inc.	7,190	686,573

		1,116,116

Trading Companies & Distributors–0.09%
Fastenal Co.	1,147	57,729

W.W. Grainger, Inc.	175	97,114

		154,843

Trucking–0.08%
Old Dominion Freight Line, Inc.	502	136,248

Water Utilities–0.04%
American Water Works Co., Inc.	526	78,085

Wireless Telecommunication Services–0.09%
T-Mobile US, Inc.(c)	1,111	159,940

Total Common Stocks & Other Equity Interests (Cost $95,745,750)		94,254,334

	Principal Amount

Equity Linked Notes–30.13%
Diversified Banks–23.89%
Bank of Montreal (S&P 500 Index) (Canada), 25.82%, 10/12/2022(d)	$4,135,000	4,018,831

BNP Paribas Issuance B.V. (S&P 500 Index) (France),
23.76%, 09/15/2022(d)	4,138,000	3,887,157

22.29%, 09/27/2022(d)	4,134,000	3,645,451

Canadian Imperial Bank of Commerce (S&P 500 Index) (Canada),
23.25%, 09/07/2022(d)	3,939,000	3,806,325

Series Z101, 22.75%, 09/09/2022(d)	4,055,000	3,825,352

J.P. Morgan Structured Products B.V. (S&P 500 Index), 26.75%, 10/07/2022(d)	4,086,000	3,879,700

Royal Bank of Canada (S&P 500 Index) (Canada), Conv.,
27.21%, 09/02/2022	3,939,000	3,851,776

22.41%, 09/19/2022(d)	4,026,000	3,785,737

Investment Abbreviations:

ADR	- American Depositary Receipt
Conv.	- Convertible
REIT	- Real Estate Investment Trust

	Principal Amount	Value

Diversified Banks–(continued)
Societe Generale S.A. (S&P 500 Index) (France), 22.35%, 10/05/2022(d)	$4,137,000	$3,873,648

Toronto-Dominion Bank (The) (S&P 500 Index) (Canada),
23.55%, 09/13/2022(d)	4,104,000	3,861,289

22.95%, 10/03/2022(d)	4,202,000	3,942,558

		42,377,824

Diversified Capital Markets–4.12%
Credit Suisse AG (S&P 500 Index) (Switzerland),
Series N105, 20.90%, 09/21/2022(d)	4,027,000	3,680,475

22.20%, 09/23/2022(d)	4,092,000	3,631,735

		7,312,210

Investment Banking & Brokerage–2.12%
Goldman Sachs International (S&P 500 Index), 21.92%, 09/29/2022(d)	4,214,000	3,756,625

Total Equity Linked Notes (Cost $57,228,000)		53,446,659

	Shares

Money Market Funds–20.40%
Invesco Government & Agency Portfolio, Institutional Class, 2.22%(e)(f)	12,724,904	12,724,904

Invesco Liquid Assets Portfolio, Institutional Class, 2.26%(e)(f)	8,912,552	8,914,335

Invesco Treasury Portfolio, Institutional Class, 2.14%(e)(f)	14,542,747	14,542,747

Total Money Market Funds (Cost $36,178,778)		36,181,986

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-103.67% (Cost $189,152,528)		183,882,979

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–1.16%
Invesco Private Government Fund, 2.29%(e)(f)(g)	578,617	578,617

Invesco Private Prime Fund, 2.37%(e)(f)(g)	1,487,723	1,487,872

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $2,066,489)		2,066,489

TOTAL INVESTMENTS IN SECURITIES–104.83% (Cost $191,219,017)		185,949,468

OTHER ASSETS LESS LIABILITIES–(4.83)%		(8,574,449)

NET ASSETS–100.00%		$177,375,019

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Income Advantage U.S. Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2022. (c) Non-income producing security.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2022 was $49,594,883, which represented 27.96% of the Fund’s Net Assets.

(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$14,010,732	$43,816,418	$(45,102,246)	$-	$-	$12,724,904	$70,951
Invesco Liquid Assets Portfolio, Institutional Class	9,842,452	31,290,532	(32,215,891)	3,209	(5,967)	8,914,335	49,414
Invesco Treasury Portfolio, Institutional Class	16,012,265	50,075,906	(51,545,424)	-	-	14,542,747	73,972
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	285,777	13,128,333	(12,835,493)	-	-	578,617	4,264*
Invesco Private Prime Fund	666,814	26,461,242	(25,639,987)	-	(197)	1,487,872	10,636*
Total	$40,818,040	$164,772,431	$(167,339,041)	$3,209	$(6,164)	$38,248,475	$209,237

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Income Advantage U.S. Fund

Statement of Assets and Liabilities

August 31, 2022

Assets:
Investments in unaffiliated securities, at value (Cost $ 152,973,750)*	$147,700,993

Investments in affiliated money market funds, at value (Cost $ 38,245,267)	38,248,475

Cash	3,996,049

Receivable for:
Fund shares sold	2,290

Dividends	257,906

Interest	510,112

Cash segregated as collateral	1,200,042

Investment for trustee deferred compensation and retirement plans	104,203

Other assets	56,404

Total assets	192,076,474

Liabilities:
Payable for:
Investments purchased	12,358,000

Dividends	15

Fund shares reacquired	10,001

Collateral upon return of securities loaned	2,066,489

Accrued fees to affiliates	97,005

Accrued trustees’ and officers’ fees and benefits	1,787

Accrued other operating expenses	55,960

Trustee deferred compensation and retirement plans	112,198

Total liabilities	14,701,455

Net assets applicable to shares outstanding	$177,375,019

Net assets consist of:
Shares of beneficial interest	$199,515,814

Distributable earnings (loss)	(22,140,795)

$177,375,019

Net Assets:
Class A	$125,095,967

Class C	$2,941,608

Class R	$492,193

Class Y	$8,270,660

Investor Class	$30,152,105

Class R5	$10,393,485

Class R6	$29,001

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	13,220,998

Class C	316,640

Class R	52,284

Class Y	870,095

Investor Class	3,174,199

Class R5	1,092,151

Class R6	3,048

Class A: Net asset value per share	$9.46

Maximum offering price per share (Net asset value of $9.46 ÷ 94.50%)	$10.01

Class C: Net asset value and offering price per share	$9.29

Class R: Net asset value and offering price per share	$9.41

Class Y: Net asset value and offering price per share	$9.51

Investor Class: Net asset value and offering price per share	$9.50

Class R5: Net asset value and offering price per share	$9.52

Class R6: Net asset value and offering price per share	$9.51

*	At August 31, 2022, securities with an aggregate value of $2,010,920 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Income Advantage U.S. Fund

Statement of Operations

For the year ended August 31, 2022

Investment income:

Interest	$10,916,532
Dividends (net of foreign withholding taxes of $729)	1,811,013

Dividends from affiliated money market funds (includes securities lending income of $1,794)	196,131

Total investment income	12,923,676

Expenses:

Advisory fees	1,180,996

Administrative services fees	28,495

Custodian fees	5,860

Distribution fees:
Class A	347,413

Class C	33,874

Class R	2,898

Investor Class	85,852

Transfer agent fees – A, C, R, Y and Investor	282,902

Transfer agent fees – R5	4,012

Transfer agent fees – R6	11

Trustees’ and officers’ fees and benefits	18,842

Registration and filing fees	95,014

Reports to shareholders	24,390

Professional services fees	80,199

Other	13,680

Total expenses	2,204,438

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(170,188)

Net expenses	2,034,250

Net investment income	10,889,426

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Unaffiliated investment securities	(17,860,866)

Affiliated investment securities	(6,164)

Foreign currencies	2,280

Futures contracts	462,218

(17,402,532)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(13,266,349)

Affiliated investment securities	3,209

Foreign currencies	(3)

(13,263,143)

Net realized and unrealized gain (loss)	(30,665,675)

Net increase (decrease) in net assets resulting from operations	$(19,776,249)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Income Advantage U.S. Fund

Statement of Changes in Net Assets

For the years ended August 31, 2022 and 2021

	2022	2021

Operations:
Net investment income	$10,889,426	$2,288,990

Net realized gain (loss)	(17,402,532)	47,960,664

Change in net unrealized appreciation (depreciation)	(13,263,143)	(11,487,873)

Net increase (decrease) in net assets resulting from operations	(19,776,249)	38,761,781

Distributions to shareholders from distributable earnings:
Class A	(21,961,088)	(1,891,530)

Class C	(511,479)	(23,728)

Class R	(87,565)	(6,991)

Class Y	(1,299,283)	(118,536)

Investor Class	(5,427,106)	(460,860)

Class R5	(1,794,930)	(182,973)

Class R6	(5,414)	(852)

Total distributions from distributable earnings	(31,086,865)	(2,685,470)

Share transactions–net:
Class A	10,520,938	(12,068,731)

Class C	71,260	(899,909)

Class R	(50,163)	15,555

Class Y	2,073,118	(336,377)

Investor Class	2,072,402	(2,656,268)

Class R5	1,583,561	281,797

Class R6	942	(74,355)

Net increase (decrease) in net assets resulting from share transactions	16,272,058	(15,738,288)

Net increase (decrease) in net assets	(34,591,056)	20,338,023

Net assets:
Beginning of year	211,966,075	191,628,052

End of year	$177,375,019	$211,966,075

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Income Advantage U.S. Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Year ended 08/31/22	$12.29	$0.59	$(1.64)	$(1.05)	$(0.59)	$(1.19)	$(1.78)	$ 9.46	(9.88)%	$125,096	1.05%	1.14%	5.52%	44%
Year ended 08/31/21	10.24	0.13	2.07	2.20	(0.15)	-	(0.15)	12.29	21.70	150,436	1.16	1.17	1.15	143
Year ended 08/31/20	10.43	0.17	(0.20)	(0.03)	(0.16)	-	(0.16)	10.24	(0.15)	136,770	1.18	1.18	1.63	122
Year ended 08/31/19	12.13	0.17	(1.54)	(1.37)	(0.13)	(0.20)	(0.33)	10.43	(11.34)	153,641	1.18	1.18	1.54	117
Year ended 08/31/18	10.86	0.15	1.31	1.46	(0.19)	-	(0.19)	12.13	13.57	175,074	1.21	1.21	1.35	119
Class C
Year ended 08/31/22	12.07	0.51	(1.61)	(1.10)	(0.49)	(1.19)	(1.68)	9.29	(10.51)	2,942	1.80	1.89	4.77	44
Year ended 08/31/21	10.06	0.04	2.04	2.08	(0.07)	-	(0.07)	12.07	20.74	3,748	1.91	1.92	0.40	143
Year ended 08/31/20	10.24	0.09	(0.19)	(0.10)	(0.08)	-	(0.08)	10.06	(0.87)	4,001	1.93	1.93	0.88	122
Year ended 08/31/19	11.92	0.09	(1.53)	(1.44)	(0.04)	(0.20)	(0.24)	10.24	(12.05)	4,627	1.93	1.93	0.79	117
Year ended 08/31/18	10.68	0.07	1.27	1.34	(0.10)	-	(0.10)	11.92	12.64	24,319	1.96	1.96	0.60	119
Class R
Year ended 08/31/22	12.23	0.57	(1.64)	(1.07)	(0.56)	(1.19)	(1.75)	9.41	(10.13)	492	1.30	1.39	5.27	44
Year ended 08/31/21	10.19	0.10	2.06	2.16	(0.12)	-	(0.12)	12.23	21.39	691	1.41	1.42	0.90	143
Year ended 08/31/20	10.38	0.14	(0.19)	(0.05)	(0.14)	-	(0.14)	10.19	(0.42)	565	1.43	1.43	1.38	122
Year ended 08/31/19	12.07	0.14	(1.53)	(1.39)	(0.10)	(0.20)	(0.30)	10.38	(11.54)	526	1.43	1.43	1.29	117
Year ended 08/31/18	10.81	0.13	1.29	1.42	(0.16)	-	(0.16)	12.07	13.25	271	1.46	1.46	1.10	119
Class Y
Year ended 08/31/22	12.35	0.62	(1.64)	(1.02)	(0.63)	(1.19)	(1.82)	9.51	(9.61)	8,271	0.80	0.89	5.77	44
Year ended 08/31/21	10.29	0.15	2.08	2.23	(0.17)	-	(0.17)	12.35	22.00	8,370	0.91	0.92	1.40	143
Year ended 08/31/20	10.48	0.19	(0.19)	0.00	(0.19)	-	(0.19)	10.29	0.12	7,344	0.93	0.93	1.88	122
Year ended 08/31/19	12.19	0.20	(1.55)	(1.35)	(0.16)	(0.20)	(0.36)	10.48	(11.14)	8,322	0.93	0.93	1.79	117
Year ended 08/31/18	10.91	0.18	1.32	1.50	(0.22)	-	(0.22)	12.19	13.89	10,450	0.96	0.96	1.60	119
Investor Class
Year ended 08/31/22	12.33	0.60	(1.64)	(1.04)	(0.60)	(1.19)	(1.79)	9.50	(9.82)	30,152	1.05	1.14	5.52	44
Year ended 08/31/21	10.28	0.13	2.07	2.20	(0.15)	-	(0.15)	12.33	21.61	36,982	1.16	1.17	1.15	143
Year ended 08/31/20	10.47	0.17	(0.20)	(0.03)	(0.16)	-	(0.16)	10.28	(0.14)	33,343	1.18	1.18	1.63	122
Year ended 08/31/19	12.17	0.17	(1.54)	(1.37)	(0.13)	(0.20)	(0.33)	10.47	(11.30)	36,647	1.18	1.18	1.54	117
Year ended 08/31/18	10.90	0.16	1.30	1.46	(0.19)	-	(0.19)	12.17	13.53	47,454	1.21	1.21	1.35	119
Class R5
Year ended 08/31/22	12.36	0.63	(1.64)	(1.01)	(0.64)	(1.19)	(1.83)	9.52	(9.55)	10,393	0.76	0.77	5.81	44
Year ended 08/31/21	10.30	0.18	2.08	2.26	(0.20)	-	(0.20)	12.36	22.23	11,702	0.72	0.72	1.59	143
Year ended 08/31/20	10.50	0.21	(0.20)	0.01	(0.21)	-	(0.21)	10.30	0.26	9,498	0.74	0.74	2.07	122
Year ended 08/31/19	12.21	0.22	(1.56)	(1.34)	(0.17)	(0.20)	(0.37)	10.50	(10.96)	11,073	0.75	0.75	1.97	117
Year ended 08/31/18	10.93	0.20	1.32	1.52	(0.24)	-	(0.24)	12.21	14.06	12,374	0.79	0.79	1.77	119
Class R6
Year ended 08/31/22	12.36	0.63	(1.65)	(1.02)	(0.64)	(1.19)	(1.83)	9.51	(9.64)	29	0.76	0.77	5.81	44
Year ended 08/31/21	10.30	0.17	2.09	2.26	(0.20)	-	(0.20)	12.36	22.23	37	0.72	0.72	1.59	143
Year ended 08/31/20	10.49	0.21	(0.19)	0.02	(0.21)	-	(0.21)	10.30	0.35	107	0.73	0.73	2.08	122
Year ended 08/31/19	12.20	0.22	(1.55)	(1.33)	(0.18)	(0.20)	(0.38)	10.49	(10.96)	1,317	0.73	0.73	1.99	117
Year ended 08/31/18	10.93	0.21	1.30	1.51	(0.24)	-	(0.24)	12.20	14.00	1,301	0.75	0.75	1.81	119

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Income Advantage U.S. Fund

Notes to Financial Statements

August 31, 2022

NOTE 1–Significant Accounting Policies

Invesco Income Advantage U.S. Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is income and long-term growth of capital.

The Fund currently consists of seven different classes of shares: Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Investor Class, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available and unreliable are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used.

19	Invesco Income Advantage U.S. Fund

Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Equity-Linked Notes – The Fund may invest in Equity-Linked Notes (ELNs). ELNs are hybrid derivative-type instruments, in a single note form by financial institutions, that are specially designed to combine the characteristics of one or more reference securities (such as a single stock, an exchange traded fund, exchange-traded note, or an index or basket of securities (underlying securities)) and a related equity derivative, such as a put or call option. Generally, when purchasing an ELN, a Fund pays the counterparty the current value of the underlying securities plus a commission. Upon the maturity of the note, the Fund generally receives the par value of the note plus a return based on the appreciation of the underlying securities. Investments in ELNs possess the risks associated with the underlying securities, such as management risk, market risk and, as applicable, foreign securities and currency risks. In addition, as a note, ELNs are also subject to certain debt securities risks, such as interest rate and credit risk. An investment in an ELN also bears the risk that the ELN issuer will default or become bankrupt. In such an event, the Fund may have difficulty being repaid, or fail to be repaid, the principal amount of, or income from, its investment. As the holder of an ELN, the Fund generally has no rights to the underlying securities, including no voting rights or rights to receive dividends. Should the prices of the underlying securities move in an unexpected manner, the Fund may not achieve the anticipated benefits of its ELN investments, and it may realize losses, which could be significant and could include the Fund’s entire principal investment.

J.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower

20	Invesco Income Advantage U.S. Fund

did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

On September 29, 2021, the Board of Trustees appointed the Adviser to serve as an affiliated securities lending agent for the Fund. Prior to September 29, 2021, the Bank of New York Mellon (the “BNYM”) served as the sole securities lending agent for the Fund under the securities lending program. BNYM also continues to serve as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended August 31, 2022, fees paid to the Adviser were less than $500. Fees paid to the Adviser for securities lending agent services are included in Dividends from affiliated money market funds on the Statement of Operations.

K.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

L.	Other Risks – Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
M.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 250 million	0.600%

Next $250 million	0.575%

Next $500 million	0.550%

Next $1.5 billion	0.525%

Next $2.5 billion	0.500%

Next $2.5 billion	0.475%

Next $2.5 billion	0.450%

Over $10 billion	0.425%

For the year ended August 31, 2022, the effective advisory fee rate incurred by the Fund was 0.60%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least December 31, 2022, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares to 1.06%, 1.81%, 1.31%, 0.81%, 1.06%, 0.81% and 0.81%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on December 31, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2024, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended August 31, 2022, the Adviser waived advisory fees of $25,958 and reimbursed class level expenses of $107,235, $2,606, $444, $6,503, $26,479, $0 and $0 of Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares, respectively.

21	Invesco Income Advantage U.S. Fund

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C, Class R and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares, 0.50% of the average daily net assets of Class R shares, and 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2022, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2022, IDI advised the Fund that IDI retained $4,882 in front-end sales commissions from the sale of Class A shares and $0 and $37 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the year ended August 31, 2022, the Fund incurred $5,344 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$94,254,334	$-	$–	$ 94,254,334
Equity Linked Notes	–	53,446,659	–	53,446,659
Money Market Funds	36,181,986	2,066,489	–	38,248,475
Total Investments	$130,436,320	$55,513,148	$–	$185,949,468

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended August 31, 2022

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on
Statement of Operations

Equity
Risk

Realized Gain:
Futures contracts	$462,218

22	Invesco Income Advantage U.S. Fund

The table below summarizes the average notional value of derivatives held during the period.

Futures Contracts
Average notional value	$6,328,663

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2022, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $963.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2022 and 2021:

	2022	2021
Ordinary income*	$10,846,197	$2,685,470
Long-term capital gain	20,240,668	–
Total distributions	$31,086,865	$2,685,470

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2022

Undistributed ordinary income	$692,200

Net unrealized appreciation (depreciation) – investments	(5,597,158)

Net unrealized appreciation (depreciation) – foreign currencies	(3)

Temporary book/tax differences	(76,091)

Capital loss carryforward	(17,159,743)

Shares of beneficial interest	199,515,814

Total net assets	$177,375,019

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of August 31, 2022, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$17,159,743	$-	$17,159,743

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

23	Invesco Income Advantage U.S. Fund

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2022 was $46,476,432 and $57,434,256, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$6,664,960

Aggregate unrealized (depreciation) of investments	(12,262,118)

Net unrealized appreciation (depreciation) of investments	$(5,597,158)

Cost of investments for tax purposes is $191,546,626.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, distributions and REITs, on August 31, 2022, undistributed net investment income was decreased by $37,457 and undistributed net realized gain (loss) was increased by $37,457. This reclassification had no effect on the net assets or the distributable earnings (loss) of the Fund.

NOTE 11–Share Information

	Summary of Share Activity
	Year ended August 31, 2022(a)		Year ended August 31, 2021
	Shares	Amount	Shares	Amount
Sold:
Class A	383,872	$3,973,992	321,295	$3,524,409

Class C	43,257	442,552	39,749	436,358

Class R	14,716	164,345	17,329	177,520

Class Y	250,812	2,700,981	119,659	1,342,202

Investor Class	53,761	596,971	65,393	714,240

Class R5	144	1,721	14,026	167,650

Class R6	1	12	-	-

Issued as reinvestment of dividends:
Class A	1,822,292	19,819,673	158,891	1,681,122

Class C	44,780	478,549	2,168	22,147

Class R	7,926	85,805	651	6,822

Class Y	99,278	1,081,056	8,782	93,439

Investor Class	478,585	5,224,624	41,978	445,672

Class R5	163,737	1,789,828	17,096	182,669

Class R6	91	930	23	227

Automatic conversion of Class C shares to Class A shares:
Class A	24,145	265,210	82,895	884,188

Class C	(24,578)	(265,210)	(84,286)	(884,188)

Reacquired:
Class A	(1,251,347)	(13,537,937)	(1,677,198)	(18,158,450)

Class C	(57,295)	(584,631)	(44,905)	(474,226)

Class R	(26,880)	(300,313)	(16,901)	(168,787)

Class Y	(157,895)	(1,708,919)	(164,379)	(1,772,018)

Investor Class	(356,873)	(3,749,193)	(353,036)	(3,816,180)

Class R5	(18,499)	(207,988)	(6,413)	(68,522)

Class R6	-	-	(7,446)	(74,582)

Net increase (decrease) in share activity	1,494,030	$16,272,058	(1,464,629)	$(15,738,288)

(a)	6% of the outstanding shares of the Fund are owned by the Adviser.

24	Invesco Income Advantage U.S. Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Income Advantage U.S. Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Income Advantage U.S. Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the “Fund”) as of August 31, 2022, the related statement of operations for the year ended August 31, 2022, the statement of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2022 and the financial highlights for each of the five years in the period ended August 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

October 21, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

25	Invesco Income Advantage U.S. Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2022 through August 31, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (03/01/22)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/22)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/22)	Expenses Paid During Period[2]
Class A	$1,000.00	$930.70	$5.06	$1,019.96	$5.30	1.04%
Class C	1,000.00	927.30	8.70	1,016.18	9.10	1.79
Class R	1,000.00	929.00	6.27	1,018.70	6.56	1.29
Class Y	1,000.00	932.30	3.85	1,021.22	4.02	0.79
Investor Class	1,000.00	931.00	5.06	1,019.96	5.30	1.04
Class R5	1,000.00	932.50	3.65	1,021.42	3.82	0.75
Class R6	1,000.00	931.50	3.65	1,021.42	3.82	0.75

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2022 through August 31, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

26	Invesco Income Advantage U.S. Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2022, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Income Advantage U.S. Fund’s (formerly, Invesco Low Volatility Equity Yield Fund) (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd.

(collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2022. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2022 and June 13, 2022, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2022.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the remote and hybrid working environment resulting from the novel coronavirus (“COVID-19”) pandemic and paved the way for a hybrid working framework in a normalized environment as employees return to the office. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2021 to the performance of funds in the Broadridge performance universe and against the S&P 500® Index (Index). The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one year period and the fifth quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board further considered that the Fund had changed its name, investment strategy and index against which future performance will be compared on July 15, 2021, and that performance results prior to such date reflected that of the Fund’s former strategy. As a result, the Board did not consider performance of the Fund prior to such date to be particularly relevant. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board considered information provided regarding the more recent performance of the Fund utilizing the

27	Invesco Income Advantage U.S. Fund

new strategy as well as other metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco

Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the

Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

    The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

28	Invesco Income Advantage U.S. Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2022:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$20,240,668
Qualified Dividend Income*	21.35%
Corporate Dividends Received Deduction*	20.70%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	26.85%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

29	Invesco Income Advantage U.S. Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			190	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Income Advantage U.S. Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown - 1968 Trustee and Chair	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	190	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	190	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	190	Insperity, Inc. (formerly known as Administaff) (human resources provider); Member of Regional Board of Directors and Board of Directors, First Financial Bancorp (regional bank)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			190	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	190	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis - 1950 Trustee	2003	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	190	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Income Advantage U.S. Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			190	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury and Director, ON Semiconductor Corporation (semiconductor manufacturing)	190	None
Ann Barnett Stern[2] - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment, Inc. a private philanthropic institution (private philanthropic institution) Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP and Andrews & Kurth LLP	190	Trustee and Board Vice Chair of Holdsworth Center (non-profit); Trustee and Chair of Nomination/Governance Committee, Good Reason Houston, (non-profit); Trustee and Investment Committee member of University of Texas Law School Foundation (non-profit); Board Member of Greater Houston Partnership (non-profit); Advisory Board member, Baker Institute for Public Policy at Rice University (non-profit) Formerly: Director and Audit Committee Member of Federal Reserve Bank of Dallas
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	190	None
Daniel S. Vandivort - 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management, 1994-2007; Trustee and Chair, Weiss Peck and Greer Funds Board, 2004-2005; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management, 1984-1994.	190	Formerly: Trustee and Governance Chair, Oppenheimer Funds, 2014-2019; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America, 2016-2019

[2]	Effective September 14, 2022, Ms. Ann Barnett Stern resigned as a Trustee of the Trust.

T-3	Invesco Income Advantage U.S. Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	2003

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.;Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Senior Vice President, Invesco Group Services, Inc.; Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Income Advantage U.S. Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes- 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Income Advantage U.S. Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. - 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds; and Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets)

Formerly, Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; Associate, Gaston Snow & Ely Bartlett

			N/A	N/A
			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-6	Invesco Income Advantage U.S. Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-09913 and 333-36074	Invesco Distributors, Inc.	LVEY-AR-1

Annual Report to Shareholders	August 31, 2022

Invesco NASDAQ 100 Index Fund

Nasdaq:

R6: IVNQX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

6	Liquidity Risk Management Program

8	Schedule of Investments

11	Financial Statements

14	Financial Highlights

15	Notes to Financial Statements

21	Report of Independent Registered Public Accounting Firm

22	Fund Expenses

23	Approval of Investment Advisory and Sub-Advisory Contracts

25	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2022, Class R6 shares of Invesco NASDAQ 100 Index Fund (the Fund), at net asset value (NAV), underperformed the NASDAQ-100 Index, the Fund’s broad market/style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 8/31/21 to 8/31/22, at net asset value (NAV).
Class R6 Shares	-20.86%
NASDAQ-100 Index▼ (Broad Market/Style-Specific Index)	-20.63
Lipper Large-Cap Growth Funds Index∎ (Peer Group Index)	-25.99

Source(s): ▼Bloomberg LP; ∎Lipper Inc.

Market conditions and your Fund

The fiscal year began with increasing volatility and the US stock market saw a selloff through most of September due to increasing concerns of inflation resulting from a spike in oil prices and supply chain shortages causing rising costs. Despite the Consumer Price Index (CPI) increasing monthly from June through September 2021,1 the US Federal Reserve (the Fed) declined to raise interest rates at its September 2021 Federal Open Market Committee meeting.

    Equity markets saw continued volatility in the fourth quarter of 2021 amid record inflation and the emergence of a new COVID-19 variant. Pandemic-related supply chain disruption and labor shortages intensified during the quarter, resulting in broadly higher input costs for companies and consumers alike. Additionally, the price of oil rose to nearly $85 per barrel in October,2 causing higher gas prices for consumers and pushing energy stocks higher. The CPI reported for November increased 0.8%, resulting in a 6.8% increase over the prior 12 months, the highest since 1982.1 To combat inflation, the Fed announced a faster pace of “tapering” at its December meeting, pledging to end its asset purchase program by March 2022. The Fed also announced the potential for three interest rate increases in 2022. With solid corporate earnings and optimism about the COVID-19 Omicron variant reporting milder symptoms, stocks rallied at the 2021 year-end.

    Equity markets declined in the first quarter of 2022 amid volatility sparked by Russia’s invasion of Ukraine, rising commodity prices, rampant global inflation and the Fed’s shift toward tighter monetary policy. Russia’s invasion exacerbated inflationary pressures, disrupting already strained supply chains and increasing shortages of oil, gas and raw materials. The price of oil rose sharply, with crude prices reaching their highest price per barrel since 2008.2 The CPI rose by another 7.9% for the 12 months ended February 2022 reaching a 40 year high.1 To combat inflation, the Fed raised the federal funds rate by a one-quarter percentage point in March.

    As the war in Ukraine continued and corporate earnings in high-profile names, like Netflix,

reported slowing growth and profits, the equity markets sold off for much of April 2022. The downward direction of the equity markets continued for much of the second quarter of 2022 amid record inflation, rising interest rates and an increasing likelihood of a US recession. Driven by higher food and energy prices, the CPI rose by yet another 8.6% for the 12 months ended May 2022 reaching a 40 year high.1 Oil prices peaked near $122 per barrel in early June, resulting in skyrocketing gasoline prices; the national average price reached a record high above $5 per gallon in early June.2 To tame inflation, the Fed raised the benchmark federal funds rate three more times, by 0.50% in May, 0.75% in June and another 0.75% in July, which were the largest increases in nearly 30 years.3 US equity markets rose in July and much of August until Fed chairman Jerome Powell’s hawkish comments at Jackson Hole, Wyoming, an economic policy symposium sparked a sharp selloff at month end. Due to declining energy prices, the CPI rose by 8.5% for the 12 months ending July,1 down slightly from June, but still at multi-decade highs and far above the Fed’s 2% annual inflation target. As a result, the Fed indicated that it would continue taking aggressive action to curb inflation, though such measures could “bring pain to households and businesses.” The remarks deflated investor optimism that the Fed would pause rate hikes in the second half of 2022 and increased the likelihood of a US recession. In this environment, US stocks had negative double-digit returns of -11.23% for the fiscal year ended August 31, 2022, measured by the S&P 500 Index.4

    Invesco NASDAQ 100 Index Fund (“the Fund”) invests in stocks in approximately the same proportion as they represented in the NASDAQ 100 Index (“the Underlying Index”).

    During the fiscal year, the utilities and consumer staples sectors positively contributed to the Fund’s returns on an absolute basis. Market sectors that did not contribute to overall returns for the Fund because they were not held during the fiscal year included energy, materials and real estate. The financials sector also did not contribute to the Fund’s overall performance because it is excluded from the Underlying Index. Sectors that detracted from the Fund’s overall performance were information technology, communication services, consumer discretionary, health care and industrials.

    Leading contributors to the Fund’s absolute performance for the fiscal year included Apple, Tesla and PepsiCo. The increased volatility in the market moved investors away from growth-focused companies as they focused on companies that demonstrated the ability to sustain earnings and navigate the high inflation environment.

    Top detractors from the Fund’s absolute performance for the fiscal year were Meta (formerly known as Facebook), Amazon.com and PayPal. Amazon’s first quarter 2022 earnings announcement had a negative effect on the overall performance of the company’s stock performance. The online retailer and web services provider experienced slower than expected quarter-over-quarter revenue growth along with slow year-over-year growth. Amazon.com also cited a loss in its investment in the electric vehicle manufacturer, Rivian, which also negatively impacted earnings for the fiscal year.

    Please note that the Fund’s strategy is principally implemented through equity investments, but the Fund also may use derivative instruments, including NASDAQ 100 Index futures contracts, to gain exposure to the equity market. During the fiscal year, the Fund invested in NASDAQ 100 Index futures contracts, which generated a positive return and were a slight contributor to the Fund’s absolute performance. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your investment in Invesco NASDAQ 100 Index Fund.

1	Source: US Bureau of Labor Statistics

2	Source: Bloomberg LP

3	Source: US Federal Reserve

4	Source: Lipper Inc.

Portfolio manager(s):

Pratik Doshi

Peter Hubbard

Michael Jeanette

Tony Seisser

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical

2	Invesco NASDAQ 100 Index Fund

performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco NASDAQ 100 Index Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/13/20

1 Source: Bloomberg LP

2 Source: Lipper Inc.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco NASDAQ 100 Index Fund

Average Annual Total Returns
As of 8/31/22
Class R6 Shares
Inception (10/13/20)	1.20%
1 Year	-20.86

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Performance figures reflect reinvested distributions and changes in net asset value. Shares of the Fund are sold at net asset value without a sales charge. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco NASDAQ 100 Index Fund

Supplemental Information

Invesco NASDAQ 100 Index Fund’s investment objective is to seek to track the investment results (before fees and expenses) of the NASDAQ-100 Index® (the “Underlying Index”).

∎	Unless otherwise stated, information presented in this report is as of August 31, 2022, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The NASDAQ-100® Index includes 100 of the largest domestic and international nonfinancial securities listed on The Nasdaq Stock Market, based on the market capitalization.
∎	The Lipper Large-Cap Growth Funds Index is an unmanaged index considered representative of large-cap growth funds tracked by Lipper.
∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 21-23, 2022, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2021, through December 31, 2021 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus pandemic on the Fund and the overall market. The

Report noted that there were no material changes to the Program during the Program Reporting Period.
The Report stated, in relevant part, that during the Program Reporting Period:
∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco NASDAQ 100 Index Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Information Technology	49.14%

Consumer Discretionary	16.17

Communication Services	15.96

Consumer Staples	6.36

Health Care	5.86

Industrials	3.37

Utilities	1.40

Money Market Funds Plus Other Assets Less Liabilities	1.74

Top 10 Equity Holdings*

		% of total net assets

1.	Apple, Inc.	13.33%

2.	Microsoft Corp.	10.24

3.	Amazon.com, Inc.	6.76

4.	Tesla, Inc.	4.49

5.	Alphabet, Inc., Class C	3.59

6.	Alphabet, Inc., Class A	3.41

7.	Meta Platforms, Inc., Class A	2.93

8.	NVIDIA Corp.	2.78

9.	PepsiCo, Inc.	2.07

10.	Costco Wholesale Corp.	2.01

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of August 31, 2022.

7	Invesco NASDAQ 100 Index Fund

Schedule of Investments(a)

August 31, 2022

	Shares	Value

Common Stocks & Other Equity Interests–98.26%
Apparel Retail–0.26%
Ross Stores, Inc.	269	$23,207

Apparel, Accessories & Luxury Goods–0.32%
lululemon athletica, inc.(b)	94	28,196

Application Software–5.29%
Adobe, Inc.(b)	361	134,812

ANSYS, Inc.(b)	67	16,636

Atlassian Corp. PLC, Class A(b)	109	26,995

Autodesk, Inc.(b)	166	33,489

Cadence Design Systems, Inc.(b)	211	36,665

Datadog, Inc., Class A(b)	217	22,774

DocuSign, Inc.(b)	153	8,908

Intuit, Inc.	216	93,264

Splunk, Inc.(b)	123	11,074

Synopsys, Inc.(b)	117	40,484

Workday, Inc., Class A(b)	152	25,013

Zoom Video Communications, Inc., Class A(b)	192	15,437

		465,551

Automobile Manufacturers–4.71%
Lucid Group, Inc.(b)	1,275	19,558

Tesla, Inc.(b)	1,431	394,398

		413,956

Automotive Retail–0.40%
O’Reilly Automotive, Inc.(b)	50	34,856

Biotechnology–3.92%
Amgen, Inc.	408	98,042

Biogen, Inc.(b)	112	21,882

Gilead Sciences, Inc.	959	60,868

Moderna, Inc.(b)	304	40,210

Regeneron Pharmaceuticals, Inc.(b)	82	47,647

Seagen, Inc.(b)	140	21,601

Vertex Pharmaceuticals, Inc.(b)	195	54,943

		345,193

Cable & Satellite–2.22%
Charter Communications, Inc., Class A(b)	129	53,229

Comcast Corp., Class A(c)	3,416	123,625

Sirius XM Holdings, Inc.	3,012	18,343

		195,197

Communications Equipment–1.61%
Cisco Systems, Inc.	3,165	141,539

Construction Machinery & Heavy Trucks–0.26%
PACCAR, Inc.	266	23,278

Data Processing & Outsourced Services–2.78%
Automatic Data Processing, Inc.	319	77,967

Fiserv, Inc.(b)	494	49,988

Paychex, Inc.	276	34,042

PayPal Holdings, Inc.(b)	885	82,694

		244,691

	Shares	Value

Diversified Support Services–0.61%
Cintas Corp.	79	$32,141

Copart, Inc.(b)	182	21,776

		53,917

Drug Retail–0.26%
Walgreens Boots Alliance, Inc.	661	23,175

Electric Utilities–1.40%
American Electric Power Co., Inc.	393	39,379

Constellation Energy Corp.	249	20,316

Exelon Corp.	750	32,932

Xcel Energy, Inc.	416	30,888

		123,515

General Merchandise Stores–0.27%
Dollar Tree, Inc.(b)	172	23,337

Health Care Equipment–1.18%
DexCom, Inc.(b)	300	24,663

IDEXX Laboratories, Inc.(b)	64	22,248

Intuitive Surgical, Inc.(b)	275	56,578

		103,489

Health Care Supplies–0.17%
Align Technology, Inc.(b)	60	14,622

Hotels, Resorts & Cruise Lines–1.47%
Airbnb, Inc., Class A(b)	292	33,031

Booking Holdings, Inc.(b)	31	58,150

Marriott International, Inc., Class A	250	38,435

		129,616

Hypermarkets & Super Centers–2.01%
Costco Wholesale Corp.	339	176,992

Industrial Conglomerates–1.12%
Honeywell International, Inc.	520	98,462

Interactive Home Entertainment–0.98%
Activision Blizzard, Inc.	598	46,937

Electronic Arts, Inc.	214	27,150

NetEase, Inc., ADR (China)	138	12,215

		86,302

Interactive Media & Services–10.33%
Alphabet, Inc., Class A(b)	2,772	299,986

Alphabet, Inc., Class C(b)	2,888	315,225

Baidu, Inc., ADR (China)(b)	165	23,755

Match Group, Inc.(b)	218	12,324

Meta Platforms, Inc., Class A(b)	1,581	257,592

		908,882

Internet & Direct Marketing Retail–7.90%
Amazon.com, Inc.(b)	4,688	594,298

eBay, Inc.	428	18,887

JD.com, Inc., ADR (China)	388	24,634

MercadoLibre, Inc. (Brazil)(b)	38	32,504

Pinduoduo, Inc., ADR (China)(b)	339	24,171

		694,494

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco NASDAQ 100 Index Fund

	Shares	Value

Internet Services & Infrastructure–0.29%
Okta, Inc.(b)	115	$10,511

VeriSign, Inc.(b)	83	15,124

		25,635

IT Consulting & Other Services–0.29%
Cognizant Technology Solutions Corp., Class A	398	25,142

Life Sciences Tools & Services–0.28%
Illumina, Inc.(b)	120	24,197

Movies & Entertainment–0.86%
Netflix, Inc.(b)	340	76,010

Packaged Foods & Meats–1.14%
Kraft Heinz Co. (The)	935	34,969

Mondelez International, Inc., Class A	1,058	65,448

		100,417

Pharmaceuticals–0.31%
AstraZeneca PLC, ADR (United Kingdom)	442	27,572

Railroads–0.60%
CSX Corp.	1,663	52,634

Research & Consulting Services–0.26%
Verisk Analytics, Inc.	121	22,646

Restaurants–0.84%
Starbucks Corp.	876	73,645

Semiconductor Equipment–2.05%
Applied Materials, Inc.	665	62,557

ASML Holding N.V., New York Shares (Netherlands)	66	32,336

KLA Corp.	114	39,231

Lam Research Corp.	106	46,418

		180,542

Semiconductors–11.90%
Advanced Micro Devices, Inc.(b)	1,238	105,069

Analog Devices, Inc.	397	60,157

Broadcom, Inc.	312	155,722

Intel Corp.	3,126	99,782

Marvell Technology, Inc.	650	30,433

Microchip Technology, Inc.	424	27,666

Micron Technology, Inc.	854	48,277

NVIDIA Corp.	1,620	244,523

NXP Semiconductors N.V. (China)	201	33,081

QUALCOMM, Inc.	856	113,223

Skyworks Solutions, Inc.	123	12,122

Texas Instruments, Inc.	705	116,473

		1,046,528

Investment Abbreviations:

ADR – American Depositary Receipt

	Shares	Value

Soft Drinks–2.95%
Keurig Dr Pepper, Inc.	1,085	$41,360

Monster Beverage Corp.(b)	405	35,976

PepsiCo, Inc.	1,057	182,090

		259,426

Systems Software–11.60%
Crowdstrike Holdings, Inc., Class A(b)	163	29,765

Fortinet, Inc.(b)	613	29,847

Microsoft Corp.	3,446	901,026

Palo Alto Networks, Inc.(b)	77	42,874

Zscaler, Inc.(b)	108	17,198

		1,020,710

Technology Hardware, Storage & Peripherals–13.33%
Apple, Inc.(d)	7,456	1,172,232

Trading Companies & Distributors–0.25%
Fastenal Co.	440	22,145

Trucking–0.27%
Old Dominion Freight Line, Inc.	86	23,341

Wireless Telecommunication Services–1.57%
T-Mobile US, Inc.(b)	958	137,914

Total Common Stocks & Other Equity Interests (Cost $9,180,773)		8,643,203

Money Market Funds–6.73%
Invesco Government & Agency Portfolio, Institutional Class, 2.22%(e)(f)	207,032	207,032

Invesco Liquid Assets Portfolio, Institutional Class, 2.26%(e)(f)	147,856	147,886

Invesco Treasury Portfolio, Institutional Class, 2.14%(e)(f)	236,608	236,608

Total Money Market Funds (Cost $591,516)		591,526

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-104.99% (Cost $9,772,289)		9,234,729

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–1.29%
Invesco Private Government Fund, 2.29%(e)(f)(g)	31,849	31,849

Invesco Private Prime Fund, 2.37%(e)(f)(g)	81,888	81,896

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $113,737)		113,745

TOTAL INVESTMENTS IN SECURITIES–106.28% (Cost $9,886,026)		9,348,474

OTHER ASSETS LESS LIABILITIES–(6.28)%		(552,547)

NET ASSETS–100.00%		$8,795,927

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco NASDAQ 100 Index Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2022.
(d)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1I.
(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$144,597	$2,295,010	$(2,232,575)	$-	$-	$207,032	$188
Invesco Liquid Assets Portfolio, Institutional Class	102,802	1,635,161	(1,590,052)	10	(35)	147,886	132
Invesco Treasury Portfolio, Institutional Class	165,254	2,622,868	(2,551,514)	-	-	236,608	188
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	79,714	(47,865)	-	-	31,849	53*
Invesco Private Prime Fund	-	176,228	(94,340)	8	-	81,896	147*
Total	$412,653	$6,808,981	$(6,516,346)	$18	$(35)	$705,271	$708

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1H.

Open Futures Contracts(a)

Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation

Equity Risk

Micro E-mini Nasdaq 100 Index	6	September-2022	$147,423	$618	$618

(a)	Futures contracts collateralized by $10,000 cash held with Goldman Sachs & Co. LLC, the futures commission merchant.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco NASDAQ 100 Index Fund

Statement of Assets and Liabilities

August 31, 2022

Assets:

Investments in unaffiliated securities, at value (Cost $9,180,773)*	$8,643,203

Investments in affiliated money market funds, at value (Cost $705,253)	705,271

Deposits with brokers:
Cash collateral - exchange-traded futures contracts	10,000

Receivable for:
Fund shares sold	8,684

Fund expenses absorbed	24,890

Dividends	7,857

Investment for trustee deferred compensation and retirement plans	10,520

Other assets	12,158

Total assets	9,422,583

Liabilities:
Other investments:
Variation margin payable - futures contracts	886

Payable for:
Investments purchased	432,903

Fund shares reacquired	8

Collateral upon return of securities loaned	113,737

Accrued fees to affiliates	13,606

Accrued trustees’ and officers’ fees and benefits	2,280

Accrued other operating expenses	52,716

Trustee deferred compensation and retirement plans	10,520

Total liabilities	626,656

Net assets applicable to shares outstanding	$8,795,927

Net assets consist of:

Shares of beneficial interest	$9,762,639
Distributable earnings (loss)	(966,712)

$8,795,927

Net Assets:
Class R6	$8,795,927

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class R6	348,565

Class R6:
Net asset value and offering price per share	$25.23

*	At August 31, 2022, security with a value of $112,768 was on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco NASDAQ 100 Index Fund

Statement of Operations

For the year ended August 31, 2022

Investment income:

Dividends (net of foreign withholding taxes of $100)	$51,640

Dividends from affiliated money market funds (includes securities lending income of $221)	729

Total investment income	52,369

Expenses:
Advisory fees	9,684

Administrative services fees	923

Custodian fees	15,412

Transfer agent fees	1,936

Trustees’ and officers’ fees and benefits	18,631

Registration and filing fees	20,775

Licensing fees	5,428

Professional services fees	44,866

Other	(7,043)

Total expenses	110,612

Less: Fees waived and/or expenses reimbursed	(91,952)

Net expenses	18,660

Net investment income	33,709

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Unaffiliated investment securities	(399,260)

Affiliated investment securities	(35)

Futures contracts	(29,441)

(428,736)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(1,306,603)

Affiliated investment securities	18

Futures contracts	(10,042)

(1,316,627)

Net realized and unrealized gain (loss)	(1,745,363)

Net increase (decrease) in net assets resulting from operations	$(1,711,654)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco NASDAQ 100 Index Fund

Statement of Changes in Net Assets

For the year ended August 31, 2022 and the period October 13, 2020 (commencement date) through August 31, 2021

	August 31, 2022	October 13, 2020 (commencement date) through August 31, 2021

Operations:
Net investment income	$33,709	$ 11,609

Net realized gain (loss)	(428,736)	14,025

Change in net unrealized appreciation (depreciation)	(1,316,627)	779,693

Net increase (decrease) in net assets resulting from operations	(1,711,654)	805,327

Distributions to shareholders from distributable earnings:
Class R6	(56,806)	(10,980)

Share transactions–net:
Class R6	6,168,102	3,601,938

Net increase in net assets	4,399,642	4,396,285

Net assets:
Beginning of year	4,396,285	–

End of year	$8,795,927	$4,396,285

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco NASDAQ 100 Index Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of	Ratio of
											expenses	expenses
			Net gains								to average	to average net
			(losses)								net assets	assets without	Ratio of net
	Net asset		on securities		Dividends	Distributions					with fee waivers	fee waivers	investment
	value,	Net	(both	Total from	from net	from net		Net asset		Net assets,	and/or	and/or	income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	expenses	expenses	to average	Portfolio
	of period	income(a)	unrealized)	operations	income	gains	distributions	of period	return (b)	(000’s omitted)	absorbed	absorbed	net assets	turnover (c)
Class R6
Year ended 08/31/22	$32.18	$0.15	$(6.81)	$(6.66)	$(0.14)	$(0.15)	$(0.29)	$25.23	(20.86)%	$8,796	0.29%	1.71%	0.52%	21%
Period ended 08/31/21(d)	25.00	0.11	7.18	7.29	(0.11)	–	(0.11)	32.18	29.24	4,396	0.29 (e)	5.30 (e)	0.46 (e)	6

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is not annualized for periods less than one year, if applicable.
(d)	Commencement date of October 13, 2020.
(e)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco NASDAQ 100 Index Fund

Notes to Financial Statements

August 31, 2022

NOTE 1–Significant Accounting Policies

Invesco NASDAQ 100 Index Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek to track the investment results (before fees and expenses) of the NASDAQ-100 Index® (the “Underlying Index”).

The Fund currently consists of one class of shares, Class R6. Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available and unreliable are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from

15	Invesco NASDAQ 100 Index Fund

settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

G.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

H.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

On September 29, 2021, the Board of Trustees appointed the Adviser to serve as an affiliated securities lending agent for the Fund. Prior to September 29, 2021, the Bank of New York Mellon (the “BNYM”) served as the sole securities lending agent for the Fund under the securities lending program. BNYM also continues to serve as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended August 31, 2022, fees paid to the Adviser were less than $500. Fees paid to the Adviser for securities lending agent services are included in Dividends from affiliated money market funds on the Statement of Operations.

I.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables

16	Invesco NASDAQ 100 Index Fund

on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

J.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

K.

Other Risks – The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

L.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $2 billion	0.150%

Over $2 billion	0.140%

For the year ended August 31, 2022, the effective advisory fee rate incurred by the Fund was 0.15%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least December 31, 2022, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or reimbursement (excluding certain items discussed below) of Class R6 shares to 0.29% of the Fund’s average daily net assets (the “expense limit”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on December 31, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2024, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended August 31, 2022, the Adviser waived advisory fees of $9,684 and reimbursed Fund expenses of $82,268.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund’s shares. The Fund does not pay a distribution fee to IDI under the agreement.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the

17	Invesco NASDAQ 100 Index Fund

Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$8,643,203	$–	$–	$8,643,203

Money Market Funds	591,526	113,745	–	705,271

Total Investments in Securities	9,234,729	113,745	–	9,348,474

Other Investments - Assets*

Futures Contracts	618	–	–	618

Total Investments	$9,235,347	$113,745	$–	$9,349,092

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2022:

Value
Equity
Derivative Assets	Risk

Unrealized appreciation on futures contracts –Exchange-Traded(a)	$618

Derivatives not subject to master netting agreements	(618)

Total Derivative Assets subject to master netting agreements	$–

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended August 31, 2022

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Statement of Operations
Equity
Risk

Realized Gain (Loss):
Futures contracts	$(29,441)

Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	(10,042)

Total	$(39,483)

The table below summarizes the average notional value of derivatives held during the period.

Futures
Contracts

Average notional value	$121,919

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

18	Invesco NASDAQ 100 Index Fund

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Year Ended August 31, 2022 and the period October 13, 2020 (commencement date) to August 31, 2021:

	2022	2021

Ordinary income*	$48,059	$10,980

Long-term capital gain	8,747	–

Total distributions	$56,806	$10,980

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2022

Undistributed ordinary income	$17,448

Net unrealized appreciation (depreciation) – investments	(926,164)

Temporary book/tax differences	(6,214)

Capital loss carryforward	(51,782)

Shares of beneficial interest	9,762,639

Total net assets	$8,795,927

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of August 31, 2022, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$23,554	$28,228	$51,782

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2022 was $7,343,362 and $1,304,342, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$326,333

Aggregate unrealized (depreciation) of investments	(1,252,497)

Net unrealized appreciation (depreciation) of investments	$(926,164)

Cost of investments for tax purposes is $10,275,256.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of distributions, on August 31, 2022, undistributed net investment income was decreased by $1,386, undistributed net realized gain (loss) was increased by $1,428 and shares of beneficial interest was decreased by $42. This reclassification had no effect on the net assets of the Fund.

19	Invesco NASDAQ 100 Index Fund

NOTE 10–Share Information

	Summary of Share Activity

	Year ended
	August 31, 2022(a)		August 31, 2021(b)
	Shares	Amount	Shares	Amount

Sold:
Class R6	269,443	$7,704,101	137,077	$3,615,070

Issued as reinvestment of dividends:
Class R6	1,103	33,119	74	2,060

Reacquired:
Class R6	(58,592)	(1,569,118)	(540)	(15,192)

Net increase in share activity	211,954	$6,168,102	136,611	$3,601,938

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 47% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 23% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

(b)	Commencement date of October 13, 2020.

20	Invesco NASDAQ 100 Index Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco NASDAQ 100 Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco NASDAQ 100 Index Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the “Fund”) as of August 31, 2022, the related statement of operations for the year ended August 31, 2022 and the statement of changes in net assets and the financial highlights for the year ended August 31, 2022 and for the period October 13, 2020 (commencement of operations) through August 31, 2021, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year ended August 31, 2022 and for the period October 13, 2020 (commencement of operations) through August 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

October 21, 2022

21	Invesco NASDAQ 100 Index Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2022 through August 31, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/22)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class R6	$1,000.00	$865.80	$1.36	$1,023.74	$1.48	0.29%

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2022 through August 31, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

22	Invesco NASDAQ 100 Index Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2022, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco NASDAQ 100 Index Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2022. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2022 and June 13, 2022, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2022.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the remote and hybrid working environment resulting from the novel coronavirus (“COVID-19”) pandemic and paved the way for a hybrid working framework in a normalized environment as employees return to the office. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled

Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Capital Management LLC currently manages assets of the Fund. The Board noted that the Fund had recently commenced operations in October 2020 and that therefore performance information for the Fund was limited. The Board noted that the Fund seeks to track the investment results of an underlying index, and that the Fund’s performance will typically lag the underlying index due to the fees associated with the Fund.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the median contractual management fee rate of the Fund’s Broadridge expense group, as provided by management. The Board noted that the contractual management fee rate for shares of the Fund was above the median contractual management fee rate of funds in the Lipper Large Cap Growth and Lipper Large Cap Core classification median fees. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified

23	Invesco NASDAQ 100 Index Fund

percentage of average daily net assets for each class of the Fund.

    The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

    The Board compared the Fund’s effective advisory fee rate (defined for this purpose as the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other similarly managed affiliated exchange traded funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2021.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the

Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

    The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

24	Invesco NASDAQ 100 Index Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2022:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$8,747
Qualified Dividend Income*	72.82%
Corporate Dividends Received Deduction*	72.55%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Short-Term Capital Gain Distributions	$17,554

25	Invesco NASDAQ 100 Index Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			190	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco NASDAQ 100 Index Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee and Chair	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	190	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	190	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	190	Insperity, Inc. (formerly known as Administaff) (human resources provider); Member of Regional Board of Directors and Board of Directors, First Financial Bancorp (regional bank)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			190	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	190	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2003	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	190	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco NASDAQ 100 Index Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			190	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury and Director, ON Semiconductor Corporation (semiconductor manufacturing)	190	None
Ann Barnett Stern[2] – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment, Inc. a private philanthropic institution (private philanthropic institution) Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP and Andrews & Kurth LLP	190	Trustee and Board Vice Chair of Holdsworth Center (non-profit); Trustee and Chair of Nomination/Governance Committee, Good Reason Houston, (non-profit); Trustee and Investment Committee member of University of Texas Law School Foundation (non-profit); Board Member of Greater Houston Partnership (non-profit); Advisory Board member, Baker Institute for Public Policy at Rice University (non-profit) Formerly: Director and Audit Committee Member of Federal Reserve Bank of Dallas
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	190	None
Daniel S. Vandivort –1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management, 1994-2007; Trustee and Chair, Weiss Peck and Greer Funds Board, 2004-2005; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management, 1984-1994.	190	Formerly: Trustee and Governance Chair, Oppenheimer Funds, 2014-2019; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America, 2016-2019

[2]	Effective September 14, 2022, Ms. Ann Barnett Stern resigned as a Trustee of the Trust.

T-3	Invesco NASDAQ 100 Index Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	2003

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Senior Vice President, Invesco Group Services, Inc.; Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco NASDAQ 100 Index Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco NASDAQ 100 Index Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds; and Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets)

Formerly, Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; Associate, Gaston Snow & Ely Bartlett

			N/A	N/A
			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco NASDAQ 100 Index Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-09913 and 333-36074	Invesco Distributors, Inc.	NDQ-AR-1

Annual Report to Shareholders	August 31, 2022

Invesco Master Loan Fund

Nasdaq:

R6: MLNFX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

6	Liquidity Risk Management Program

8	Schedule of Investments

25	Financial Statements

28	Financial Highlights

29	Notes to Financial Statements

36	Report of Independent Registered Public Accounting Firm

37	Fund Expenses

38	Approval of Investment Advisory and Sub-Advisory Contracts

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2022, Class R6 shares of Invesco Master Loan Fund (the Fund), at net asset value (NAV), outperformed the JP Morgan Leveraged Loan Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 08/31/21 to 8/31/22
Class R6 Shares	1.04%
JP Morgan Leveraged Loan Index▼	0.70
Credit Suisse Leveraged Loan Index▼	0.18

Source(s): ▼Bloomberg LP

Market conditions and your Fund

During the fiscal year covered by this report, the senior loan market was characterized by risk aversion in reaction to escalating geopolitical turmoil in Ukraine, persistent inflation, rapidly escalating interest rate expectations, rising energy prices, and a softening economic growth outlook. The confluence of these various pressures drove flows out of capital markets and caused risk premia to widen. Despite these circumstances, loans continued to outperform other risk assets through the end of the fiscal year. Loans’ relative resilience to intensifying market head-winds served as a lower volatility asset class that features defensive positioning within issuers’ capital structures and has delivered strong yields over the recent fiscal year, yields which tend to grow as rates ascend. The last few months of the fiscal year saw a reversal in overall market performance, with the broad loan market up from the second quarter of 2022 lows. Senior loans’ defensive positioning at the top of the capital structure and floating rate feature benefited the asset class during these bouts of risk aversion and inflation jitters, while the current, relatively high, level of coupons helped the asset class maintain stable performance during the fiscal year relative to traditional asset classes.

    Senior loans returned 0.70%, as represented by the JP Morgan Leveraged Loan Index during the Fund’s fiscal year.1 Throughout the 2021 calendar year risk assets performed well, and loans were no exception–returning 5.46%.1 The first month of 2022 continued this trend, however geopolitical turmoil and inflation began to influence performance by February. Loans suffered a weak second quarter of 2022, down 4.05%,1 driven largely by technical factors and not fundamentals. In particular, the risk-off sentiment in other markets led to retail outflows and, more importantly, a lack of new collateralized loan obligation (CLO) creation (which represents 65% of loan demand) in May and June of 2022. At their low point, loan prices as of June 30, 2022, were implying a 7.9%2 default rate in the market, in excess of forecasted default rates for 2023 and the rolling twelve-month default rate.3 This has been fairly typical of other historical selloffs where the market well overshoots compensating investors for actual defaults and then rallies sharply as buyers step in. Since the end of June 2022, CLO creation has come back in earnest, driving prices sharply higher. Loans were up 1.93% in July and another 1.51% in August, bringing the average price to $95.23.1 Loans, represented by the Credit Suisse Leveraged Loan Index, are down 1.17% year-to-date and have outperformed high yield bonds by approximately 900 basis points (bps).2,4 In addition to CLO buyers, we believe regular way cash buyers have recognized that the market was overcompensating them for defaults and have stepped in, viewing this as a buying opportunity. During the fiscal year, BB-, B- and CCC-rated† loans returned 1.46%, 0.46% and -6.04%, respectively.2 Energy was the best performing sector, returning 4.84% for the fiscal year, while consumer durables was the worst performing sector returning -5.53%.2

    The loan market continues to benefit from strong supportive fundamental backdrops. As of the first quarter of 2022, overall leverage for loan issuers (excluding gaming and transportation) declined for a fourth consecutive quarter, while at the same time corporate profits have remained robust.1 The second quarter of 2022 saw interest coverage ratios reach a record high, despite continued rising rates.5 With approximately 0.5% of the market trading at distressed levels and minimal near-term maturity challenges, we believe the market is poised to experience relatively low defaults for the foreseeable future as is historically typical following peaks in default rates (absent any drastic changes in earnings/ liquidity conditions). Spreads and yields remain robust, with the average loan coupon now surpassing the average coupon for high-yield bonds for the first time on record.1 We anticipate that this will benefit current investors and drive-up potential demand.

    As of August 31, 2022, the 12-month default rate was 0.60%.3 Issuer fundamentals ended the most recent quarter with a strong ability to service their debt, even in a rising rate environment. Interest coverage ratios are near their highs, currently 4.3x,5 so companies have sufficient ability to absorb higher rates. Additionally, leverage levels have returned to pre-pandemic levels as borrowers have repaired their balance sheets and pushed out their maturities. As of June 30, 2022, only 2.6% of outstanding loans mature in the next 18 months so there is little refinancing risk in the market.1 The average price of loans in the Credit Suisse Leveraged Loan Index was $94.19 as of August 31, 2022.2 Given the price of senior loans at the end of the fiscal year, they provided a 9.24% yield (represented by the yield to 3-year life).2

    During the fiscal year ending August 31, 2022, ACNR, Tribune Resources and Southcross Energy Partners all contributed to absolute Fund performance, while Riverbed Technology, Avaya and Diamond Sports all detracted from absolute Fund performance.

    In managing the Fund, we seek to take advantage of market opportunities by decreasing risk in the Fund when we believe senior loans are overbought and increasing risk when we believe they are oversold. We seek to efficiently allocate risk within the portfolio to maximize risk-adjusted returns through five different considerations consisting of credit selection, sector migration, risk positioning, asset selection and trading.

    The senior loan asset class behaves differently from many traditional fixed-income investments. The interest income generated by a portfolio of senior loans is usually determined by a fixed-credit spread over the London Interbank Offered Rate (Libor) or a similar reference rate. Because senior loans generally have a very short duration and the coupons, or interest rates, are usually adjusted every 30 to 90 days as the reference rate changes, the yield on the portfolio adjusts. Interest rate risk refers to the tendency for traditional fixed-income prices to decline when interest rates rise. For senior loans, however, interest rates and income are variable and the prices of loans are therefore less sensitive to interest rate changes than traditional fixed-income bonds. As a result, senior loans can provide a natural hedge against rising interest rates.

    We are monitoring interest rates, the market and economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the US Federal Reserve and other central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments and the market price of the Fund’s shares.

    As always, we appreciate your continued participation in Invesco Master Loan Fund.

1	Source: JP Morgan

2	Source: Credit Suisse Leveraged Loan Index

3	Source: Morningstar LSTA US Leveraged Loan Index

4	Source: Credit Suisse High Yield Index

2	Invesco Master Loan Fund

5	Source: Pitchbook LCD

† A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. For more information on rating methodologies, please visit the following NRSRO websites: standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage; moodys.com and select “Rating Methodologies” under Research and Ratings on the homepage; and fitchratings.com and select “Ratings Definitions” on the homepage.

Portfolio manager(s):

Thomas Ewald

David Lukkes

Philip Yarrow

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Master Loan Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/12

1 Source: Bloomberg LP

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Master Loan Fund

Average Annual Total Returns
As of 8/31/22
Class R6 Shares
Inception (10/31/07)	3.91%
10 Years	3.33
5 Years	1.29
1 Year	1.04

Effective May 24, 2019, Class A shares of the Oppenheimer Master Loan Fund LLC, (the predecessor fund), were reorganized into Class R6 shares of the Invesco Oppenheimer Master Loan Fund. The Fund was subsequently renamed the Invesco Master Loan Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class R6 shares are those for Class A shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Master Loan Fund

Supplemental Information

Invesco Master Loan Fund’s investment objective is to seek income.

∎	Unless otherwise stated, information presented in this report is as of August 31, 2022, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The JP Morgan Leveraged Loan Index tracks the performance of US dollar-denominated senior floating rate bank loans.
∎	The Credit Suisse Leveraged Loan Index represents tradable, senior-secured, US dollar-denominated, noninvestment-grade loans.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements, including the terms of the Fund’s credit facility, the financial health of the institution providing the credit facility and the fact that the credit facility is shared among multiple funds. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 21-23, 2022, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2021, through December 31, 2021 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus pandemic on the Fund and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:
∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Committee had established an HLIM for the Fund and the Fund complied with its HLIM.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Master Loan Fund

Fund Information

Portfolio Composition †*

By credit quality	% of total investments

BBB-	1.0

BB+	2.6

BB	3.7

BB-	11.8

B+	10.5

B	29.4

B-	20.0

CCC+	5.7

CCC	2.6

CCC-	0.5

CC	0.2

Non-Rated	5.3

Equity	6.7

†Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non- Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage.

Top Five Debt Issuers*

		% of total net assets

1.	Crown Finance US, Inc.	1.40%

2.	Altice Financing S.A.	1.35

3.	Thyssenkrupp Elevators (Vertical Midco GmbH)	0.98

4.	Virgin Media 02-LG	0.87

5.	AAdvantage Loyalty IP Ltd.	0.86

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of August 31, 2022.

7	Invesco Master Loan Fund

Schedule of Investments

August 31, 2022

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Variable Rate Senior Loan Interests–84.70%(b)(c)
Aerospace & Defense–3.65%
Brown Group Holding LLC
Incremental Term Loan B-2 (TSFR1M + 3.75%)	6.21%	07/02/2029		$288	$285,320
Term Loan B (1 mo. USD LIBOR + 2.50%)	5.02%	06/07/2028		575	567,912

Castlelake Aviation Ltd., Term Loan B (1 mo. USD LIBOR + 2.75%)	4.58%	10/25/2026		682	670,405

CEP IV Investment 16 S.a.r.l. (ADB Safegate) (Luxembourg), Term Loan B (3 mo. EURIBOR + 3.50%)	3.50%	10/03/2024	EUR	53	47,744
Dynasty Acquisition Co., Inc.
Term Loan B-1 (1 mo. USD LIBOR + 3.50%)	6.02%	04/08/2026		632	611,013
Term Loan B-2 (1 mo. USD LIBOR + 3.50%)	6.02%	04/08/2026		340	328,502

Gogo Intermediate Holdings LLC, Term Loan B (1 mo. USD LIBOR + 3.75%)	6.56%	04/30/2028		112	110,430
Greenrock Finance, Inc.
Delayed Draw Term Loan(d)	0.00%	04/12/2029		113	111,317
Term Loan B (TSFR1M + 4.25%)	6.36%	04/12/2029		244	241,186
KKR Apple Bidco LLC
First Lien Term Loan (TSFR1M + 4.00%)	6.38%	09/22/2028		144	142,157
First Lien Term Loan (1 mo. USD LIBOR + 2.75%)	5.27%	09/22/2028		884	866,353
Second Lien Term Loan (1 mo. USD LIBOR + 5.75%)	8.27%	09/21/2029		79	76,606

Maxar Technologies Ltd. (Canada), Term Loan B	6.81%	06/09/2029		570	549,165

Peraton Corp., Second Lien Term Loan (1 mo. USD LIBOR + 7.75%)	10.14%	02/01/2029		470	450,296

Propulsion (BC) Finco S.a.r.l. (Spain), Term Loan B(e)(f)	-	02/10/2029		307	297,611

Spirit AeroSystems, Inc., Term Loan B (1 mo. USD LIBOR + 3.75%)	6.27%	01/15/2025		272	270,705
TransDigm, Inc.
Term Loan E (1 mo. USD LIBOR + 2.25%)	4.77%	05/30/2025		457	447,089
Term Loan F (1 mo. USD LIBOR + 2.25%)	4.77%	12/09/2025		362	353,095
					6,426,906

Air Transport–2.89%

AAdvantage Loyalty IP Ltd., Term Loan B (1 mo. USD LIBOR + 4.75%)	7.46%	04/20/2028		1,543	1,523,062

Air Canada (Canada), Term Loan B (1 mo. USD LIBOR + 3.50%)	6.42%	08/11/2028		426	412,913

American Airlines, Inc., Term Loan (3 mo. USD LIBOR + 1.75%)	4.24%	06/27/2025		449	417,646

Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., Term Loan (1 mo. USD LIBOR + 5.25%)	7.31%	06/21/2027		752	766,424

SkyMiles IP Ltd., Term Loan (3 mo. USD LIBOR + 3.75%)	6.46%	10/20/2027		164	166,330

United Airlines, Inc., Term Loan B (1 mo. USD LIBOR + 3.75%)	6.53%	04/21/2028		1,312	1,280,568
WestJet Airlines Ltd. (Canada), Term Loan B (3 mo. USD LIBOR + 3.00%)	5.03%	12/11/2026		568	523,965
					5,090,908

Automotive–2.18%

Adient PLC, Term Loan B (1 mo. USD LIBOR + 3.25%)	5.77%	04/10/2028		702	689,397

Autokiniton US Holdings, Inc., Term Loan B (1 mo. USD LIBOR + 4.50%)	6.87%	04/06/2028		822	799,992
BCA Marketplace (United Kingdom)
Second Lien Term Loan B	9.19%	07/27/2029	GBP	185	189,948
Term Loan B	5.94%	07/28/2028	GBP	71	74,845
DexKo Global, Inc.
Delayed Draw Term Loan (3 mo. EURIBOR + 3.75%)	3.75%	09/30/2028	EUR	6	5,184
Delayed Draw Term Loan(d)	0.00%	09/30/2028		8	7,120
Term Loan B (3 mo. EURIBOR + 4.00%)	4.00%	10/04/2028	EUR	82	76,472
Term Loan B (3 mo. EURIBOR + 4.00%)	4.00%	10/04/2028	EUR	43	39,767

Driven Holdings LLC, Term Loan B (1 mo. USD LIBOR + 3.25%)(f)	3.52%	11/20/2028		163	158,788

Garrett Borrowing LLC, Term Loan B (1 mo. USD LIBOR + 3.25%)(f)	6.06%	04/30/2028		61	60,642

Highline Aftermarket Acquisition LLC, Term Loan (1 mo. USD LIBOR + 4.50%)	7.02%	11/09/2027		739	712,849

Mavis Tire Express Services TopCo L.P., Term Loan B (TSFR1M + 4.00%)	6.38%	05/04/2028		943	922,464

Panther BF Aggregator 2 L.P. (Canada), Term Loan(e)	-	04/30/2026		88	86,011
Truck Hero, Inc., Term Loan(e)	-	01/31/2028		31	28,064
					3,851,543

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Master Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Beverage & Tobacco–0.97%

Al Aqua Merger Sub, Inc., Term Loan B (1 mo. USD LIBOR + 3.75%)	6.04%	07/31/2028		$ 759	$ 733,456

Arctic Glacier U.S.A., Inc., Term Loan (3 mo. USD LIBOR + 3.50%)	5.75%	03/20/2024		185	166,656

City Brewing Co. LLC, Term Loan B (1 mo. USD LIBOR + 3.50%)	5.87%	03/31/2028		383	335,593

Naked Juice LLC (Tropicana), Term Loan B (TSFR3M + 3.25%)	5.40%	01/19/2029		180	173,168
Waterlogic Holdings Ltd. (United Kingdom)
Term Loan B (1 mo. USD LIBOR + 4.75%)	7.27%	08/17/2028		291	287,666
Term Loan B-1	0.00%	10/07/2022		16	16,035
					1,712,574

Brokers, Dealers & Investment Houses–0.24%
AqGen Island Intermediate Holdings, Inc.
First Lien Term Loan B (1 mo. USD LIBOR + 3.50%)	5.81%	08/02/2028		182	176,448
Second Lien Term Loan B (1 mo. USD LIBOR + 6.50%)	8.81%	08/05/2029		7	6,594
Zebra Buyer LLC, First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	5.56%	11/01/2028		250	247,015
					430,057

Building & Development–1.70%

Brookfield Retail Holdings VII Sub 3 LLC, Term Loan B (3 mo. USD LIBOR + 2.50%)	4.96%	08/27/2025		46	45,579

Chariot Buyer LLC, Term Loan B (1 mo. USD LIBOR + 3.50%)	6.02%	11/03/2028		456	435,795

Empire Today LLC, Term Loan B (1 mo. USD LIBOR + 5.00%)	7.37%	04/01/2028		328	267,497
Icebox Holdco III, Inc.
Delayed Draw Term Loan(d)	0.00%	12/22/2028		60	57,269
Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	9.00%	12/21/2029		105	99,797
Term Loan B (1 mo. USD LIBOR + 3.75%)	6.00%	12/22/2028		287	276,107

LBM Holdings LLC, Term Loan(e)	-	12/17/2027		28	25,335

LHS Borrow LLC (Leaf Home Solutions), Term Loan B (TSFR1M + 4.75%)	7.31%	02/16/2029		459	416,054

Mayfair Mall LLC, Term Loan(f)	4.58%	04/20/2023		226	205,302

Modulaire (Algeco) (United Kingdom), Term Loan B (3 mo. EURIBOR + 4.50%)	4.50%	12/15/2028	EUR	84	79,154

Oldcastle BuildingEnvelope, Inc., Term Loan B (TSFR1M + 4.50%)	6.11%	04/29/2029		243	228,296
Quikrete Holdings, Inc.
First Lien Term Loan (3 mo. USD LIBOR + 2.63%)	5.15%	02/01/2027		269	259,649
Term Loan B (1 mo. USD LIBOR + 3.00%)	5.52%	06/11/2028		336	326,203
TAMKO Building Products LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	5.25%	05/29/2026		289	279,199
					3,001,236

Business Equipment & Services–9.14%

Aegion Corp., Term Loan B (1 mo. USD LIBOR + 4.75%)(f)	7.13%	05/17/2028		174	163,112
Allied Universal Holdco LLC
Term Loan (1 mo. USD LIBOR + 3.75%)	6.27%	05/12/2028		247	236,785
Term Loan B (3 mo. EURIBOR + 3.75%)	3.75%	05/12/2028	EUR	244	227,099

Blucora, Inc., Term Loan (1 mo. USD LIBOR + 4.00%)	6.25%	05/22/2024		359	358,027
Camelot Finance L.P.
Incremental Term Loan B (1 mo. USD LIBOR + 3.00%)	5.52%	10/30/2026		597	582,773
Term Loan (1 mo. USD LIBOR + 3.00%)	5.52%	10/30/2026		327	319,742

Change Healthcare Holdings, Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	5.02%	03/01/2024		254	253,161

Checkout Holding Corp., PIK First Lien Term Loan, 9.50% PIK Rate, 3.52% Cash Rate (Acquired 02/15/2019-05/15/2019; Cost $652,444)(g)(h)	9.50%	02/15/2023		659	556,120

Cimpress USA, Inc., Term Loan B (1 mo. USD LIBOR + 3.50%)	6.02%	05/17/2028		370	354,583
Constant Contact
Second Lien Term Loan (6 mo. USD LIBOR + 7.50%)	9.92%	02/15/2029		199	172,004
Term Loan B (1 mo. USD LIBOR + 4.00%)	6.42%	02/10/2028		505	483,838

Corp. Service Co., Term Loan B(e)	-	08/08/2029		279	275,476

Creation Technologies, Inc., Term Loan B (1 mo. USD LIBOR + 5.50%)(f)	7.79%	10/05/2028		271	245,306
Dakota Holding Corp.
First Lien Term Loan(e)	-	04/09/2027		115	111,896
Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	9.27%	04/07/2028		377	371,994
Term Loan (3 mo. EURIBOR + 4.00%)	4.12%	04/09/2027	EUR	57	55,689
Dun & Bradstreet Corp. (The)
Incremental Term Loan B (TSFR1M + 3.25%)	5.71%	01/18/2029		142	139,160
Term Loan (1 mo. USD LIBOR + 3.25%)	5.74%	02/06/2026		758	738,939

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Master Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Business Equipment & Services–(continued)

EP Purchaser LLC, Term Loan B (1 mo. USD LIBOR + 3.50%)	5.75%	11/06/2028		$ 104	$ 102,911
Garda World Security Corp. (Canada)
Incremental Term Loan (TSFR1M + 4.25%)	7.05%	02/11/2029		328	317,427
Term Loan (1 mo. USD LIBOR + 4.25%)	7.24%	10/30/2026		903	880,690

GI Revelation Acquisition LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.00%)	6.52%	05/12/2028		914	883,420
Grandir (France)
Delayed Draw Term Loan (3 mo. EURIBOR + 4.25%)	4.25%	09/29/2028	EUR	13	12,143
Term Loan B-1 (3 mo. EURIBOR + 4.25%)	4.25%	09/29/2028	EUR	76	72,859

I-Logic Tech Bidco Ltd. (United Kingdom), Term Loan (TSFR1M + 4.00%)	6.20%	02/16/2028		169	166,327

INDIGOCYAN Midco Ltd. (Jersey), Term Loan B (3 mo. GBP LIBOR + 4.75%)	6.56%	06/23/2024	GBP	802	893,626

ION Trading Technologies S.a.r.l. (Luxembourg), Term Loan B (1 mo. USD LIBOR + 4.75%)	7.00%	03/31/2028		487	475,679
iQor US, Inc.
Term Loan	10.02%	11/19/2024		481	479,948
Term Loan	10.02%	11/19/2025		784	643,482
Monitronics International, Inc.
Term Loan (1 mo. USD LIBOR + 7.50%)	10.31%	03/29/2024		1,395	933,451
Term Loan (1 mo. USD LIBOR + 6.00%)(f)	8.81%	07/03/2024		69	67,889

NielsenIQ, Inc., Term Loan	0.00%	10/07/2022		126	125,774

Orchid Merger Sub II LLC, Term Loan B (TSFR1M + 4.75%)	7.58%	07/27/2027		573	547,876

Prime Security Services Borrower LLC, Term Loan B-1 (1 mo. USD LIBOR + 2.75%)	5.11%	09/23/2026		251	245,813

Red Ventures LLC (New Imagitas, Inc.), Term Loan B-2(e)	-	11/08/2024		137	134,996

Skillsoft Corp., Term Loan B (TSFR1M + 4.75%)	7.65%	07/14/2028		222	214,994

Solera, Term Loan B(e)	-	06/05/2028	GBP	95	102,377

Spin Holdco, Inc., Term Loan B (1 mo. USD LIBOR + 4.00%)	5.61%	03/04/2028		993	936,017

Tempo Acquisition LLC, Term Loan B (TSFR1M + 3.00%)	5.46%	08/31/2028		142	140,155

Thevelia (US) LLC, First Lien Term Loan B (TSFR1M + 4.00%)	6.13%	02/10/2029		263	247,150

Trans Union LLC, First Lien Term Loan (1 mo. USD LIBOR + 2.25%)	4.77%	11/30/2028		491	482,385

Verra Mobility Corp., Term Loan B (1 mo. USD LIBOR + 3.25%)	6.13%	03/19/2028		585	578,495
Virtusa Corp.
Incremental Term Loan B (TSFR1M + 3.75%)	6.31%	02/08/2029		303	296,180
Term Loan (1 mo. USD LIBOR + 3.75%)	6.27%	02/11/2028		168	164,849
WebHelp (France), Term Loan B (1 mo. USD LIBOR + 4.00%)(f)	5.29%	08/04/2028		339	330,340
					16,122,957

Cable & Satellite Television–3.99%
Altice Financing S.A. (Luxembourg)
Term Loan (3 mo. USD LIBOR + 2.75%)	5.26%	07/15/2025		723	705,535
Term Loan (3 mo. USD LIBOR + 2.75%)	5.26%	01/31/2026		540	521,335

Atlantic Broadband Finance LLC, Incremental Term Loan(e)	-	09/01/2028		55	53,763

CSC Holdings LLC, Incremental Term Loan (3 mo. USD LIBOR + 2.25%)	4.64%	01/15/2026		41	40,015
Numericable-SFR S.A. (France)
Incremental Term Loan B-13 (3 mo. USD LIBOR + 4.00%)	6.91%	08/14/2026		566	550,195
Term Loan B-11 (3 mo. USD LIBOR + 2.75%)	5.56%	07/31/2025		32	30,743
Term Loan B-12 (3 mo. USD LIBOR + 3.69%)	6.20%	01/31/2026		823	799,739

Telenet - LG, Term Loan AR (6 mo. USD LIBOR + 2.00%)	4.39%	04/30/2028		660	640,799
UPC-LG
Term Loan AT (1 mo. USD LIBOR + 2.25%)	4.64%	04/30/2028		99	96,726
Term Loan AX (1 mo. USD LIBOR + 3.00%)	5.39%	01/31/2029		1,129	1,101,680
Virgin Media 02-LG (United Kingdom)
Term Loan N (1 mo. USD LIBOR + 2.50%)	4.89%	01/31/2028		776	760,687
Term Loan Q (1 mo. USD LIBOR + 3.25%)	5.64%	01/31/2029		788	780,439
Vodafone Ziggo-LG, Term Loan H(e)	-	01/31/2029	EUR	1,000	956,833
					7,038,489

Chemicals & Plastics–3.07%

AkzoNoble Chemicals, Term Loan (3 mo. USD LIBOR + 2.75%)	5.00%	10/01/2025		264	257,414

Aruba Investments, Inc., First Lien Term Loan (3 mo. EURIBOR + 4.00%)	4.06%	11/24/2027	EUR	69	64,621

Ascend Performance Materials Operations LLC, Term Loan (1 mo. USD LIBOR + 4.75%)	7.00%	08/27/2026		288	288,062

Avient Corp., Term Loan B(e)	-	07/27/2029		118	117,847

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Master Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Chemicals & Plastics–(continued)

BASF Construction Chemicals (Germany), Term Loan B-3 (1 mo. USD LIBOR + 3.50%)	5.75%	09/29/2027		$ 1,067	$1,047,021

BES (Discovery Purchaser Corp.), Second Lien Term Loan(e)	-	08/03/2029		147	138,960

Caldic (Pearls BidCo) (Netherlands), Term Loan B (TSFR1M + 4.00%)	6.41%	02/04/2029		122	114,760

Charter NEX US, Inc., Term Loan B (1 mo. USD LIBOR + 3.75%)	6.56%	12/01/2027		295	287,725
Colouroz Investment LLC (Germany)
PIK First Lien Term Loan B-2, 0.75% PIK Rate, 7.01% Cash Rate(g)	0.75%	09/21/2023		262	213,622
PIK First Lien Term Loan C, 0.75% PIK Rate, 6.80% Cash Rate(g)	0.75%	09/21/2023		40	32,293
PIK Second Lien Term Loan B-2, 5.75% PIK Rate, 7.01% Cash Rate(f)(g)	5.75%	09/21/2024		9	7,222

Cyanco Intermediate 2 Corp., First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	6.02%	03/16/2025		141	137,305

Eastman Tire Additives, Term Loan B (1 mo. USD LIBOR + 5.25%)	7.77%	11/01/2028		385	351,066

Fusion, Term Loan B (TSFR1M + 3.75%)(f)	6.16%	02/01/2029		313	301,411

Gemini HDPE LLC, Term Loan B (1 mo. USD LIBOR + 3.00%)	5.81%	12/31/2027		354	348,793

ICP Group Holdings LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	6.00%	12/29/2027		271	234,703

Kraton Corp., Term Loan (1 mo. USD LIBOR + 3.99%)	5.11%	11/18/2028		67	66,218

Lummus Technology (Illuminate Buyer LLC), Term Loan B(e)	-	06/30/2027		72	70,010

Perstorp Holding AB (Sweden), Term Loan B (3 mo. USD LIBOR + 4.75%)	6.25%	02/27/2026		371	368,594

Potters Industries LLC, Term Loan B (1 mo. USD LIBOR + 4.00%)(f)	6.25%	12/14/2027		110	105,966

PQ Corp., Term Loan B (1 mo. USD LIBOR + 2.50%)	5.31%	06/09/2028		222	217,719

Proampac PG Borrower LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	5.16%	11/03/2025		0	51

Tronox Finance LLC, Incremental Term Loan B (TSFR1M + 3.25%)	5.30%	03/03/2029		318	311,845
W.R. Grace & Co., Term Loan B (3 mo. USD LIBOR + 3.75%)	6.06%	09/22/2028		332	327,002
					5,410,230

Clothing & Textiles–0.77%
ABG Intermediate Holdings 2 LLC
Second Lien Term Loan (TSFR1M + 6.00%)	8.56%	12/20/2029		141	133,363
Term Loan B-1 (TSFR1M + 3.50%)	6.06%	12/21/2028		795	778,346

BK LC Lux SPV S.a.r.l., Term Loan B (1 mo. USD LIBOR + 3.25%)	5.10%	04/28/2028		387	374,599
Mascot Bidco OYJ (Finland), Term Loan B (3 mo. EURIBOR + 4.50%)	5.13%	03/30/2026	EUR	64	62,424
					1,348,732

Conglomerates–0.39%

APi Group DE, Inc., Incremental Term Loan (1 mo. USD LIBOR + 2.75%)	5.27%	01/03/2029		172	169,645

CeramTec (CTEC III GmbH) (Germany), Term Loan B (3 mo. EURIBOR + 3.75%)	4.33%	03/16/2029	EUR	80	76,473
Safe Fleet Holdings LLC
Incremental First Lien Term Loan(e)(f)	-	02/23/2029		60	58,825
Term Loan B (TSFR1M + 3.75%)	6.15%	02/17/2029		396	388,550
					693,493

Containers & Glass Products–1.81%

Berlin Packaging LLC, Term Loan B-5 (1 mo. USD LIBOR + 3.75%)	6.13%	03/11/2028		316	306,154
Brook & Whittle Holding Corp.
Delayed Draw Term Loan(e)	-	12/14/2028		52	49,590
Incremental Term Loan B(e)	-	12/14/2028		40	38,121
Term Loan B (TSFR1M + 4.00%)	6.52%	12/14/2028		198	187,027

Hoffmaster Group, Inc., First Lien Term Loan B-1 (1 mo. USD LIBOR + 4.00%)	6.25%	11/21/2023		738	677,472

Keter Group B.V. (Netherlands), Term Loan B-1 (3 mo. EURIBOR + 4.25%)	5.25%	10/31/2023	EUR	109	97,901

LABL, Inc. (Multi-Color), Term Loan B(e)	-	10/29/2028		749	724,536

Logoplaste (Portugal), Term Loan B (1 mo. USD LIBOR + 4.05%)	6.30%	07/07/2028		168	159,242
Mold-Rite Plastics LLC
First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	5.22%	10/04/2028		282	271,212
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)(f)	8.47%	10/04/2029		81	69,257
Pretium Packaging
First Lien Term Loan (1 mo. USD LIBOR + 4.00%)	6.37%	10/02/2028		178	168,021
Second Lien Term Loan B (1 mo. USD LIBOR + 6.75%)	9.03%	10/01/2029		66	57,673
Refresco Group N.V. (Netherlands)
Term Loan B	6.94%	05/05/2029	GBP	37	41,531
Term Loan B (TSFR1M + 4.25%)	6.96%	07/12/2029		354	345,226
					3,192,963

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Master Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Cosmetics & Toiletries–0.80%

Bausch and Lomb, Inc., Term Loan (TSFR1M + 3.25%)	5.65%	05/05/2027		$ 847	$ 798,824

Coty, Inc., Term Loan B (3 mo. USD LIBOR + 2.25%)	4.62%	04/05/2025		271	263,511

Rodenstock (Germany), Term Loan B (3 mo. EURIBOR + 5.00%)	5.24%	06/29/2028	EUR	302	282,508
Wella, Term Loan B (3 mo. EURIBOR + 3.75%)	4.66%	02/24/2029	EUR	76	72,682
					1,417,525

Drugs–0.07%
Grifols Worldwide Operations USA, Inc., Term Loan B (3 mo. USD LIBOR + 2.00%)	4.52%	11/15/2027		118	114,767

Ecological Services & Equipment–0.47%

Anticimex (Sweden), Term Loan B (1 mo. USD LIBOR + 3.50%)	6.57%	11/16/2028		339	329,644

EnergySolutions LLC, Term Loan (3 mo. USD LIBOR + 3.75%)	6.00%	05/11/2025		87	81,464

OGF (France), Term Loan B-2 (3 mo. EURIBOR + 4.75%)	4.81%	12/31/2025	EUR	58	53,485

Patriot Container Corp., First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	6.27%	03/20/2025		125	108,692
TruGreen L.P., Second Lien Term Loan (1 mo. USD LIBOR + 8.50%)(f)	10.75%	11/02/2028		277	260,520
					833,805

Electronics & Electrical–10.69%
Altar BidCo, Inc.
First Lien Term Loan (TSFR1M + 3.35%)	5.20%	02/01/2029		107	102,905
Second Lien Term Loan (TSFR1M + 5.60%)	7.35%	02/01/2030		71	65,475

AppLovin Corp., Term Loan B (1 mo. USD LIBOR + 3.00%)	5.25%	10/25/2028		655	639,241

Boxer Parent Co., Inc., Term Loan B (3 mo. EURIBOR + 4.00%)	4.00%	10/02/2025	EUR	7	7,000

Brave Parent Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	6.52%	04/18/2025		578	568,797

CDK Global, Inc., Term Loan B (TSFR1M + 4.50%)	6.61%	06/09/2029		182	177,857

CommerceHub, Inc., Term Loan B (1 mo. USD LIBOR + 4.00%)	6.25%	01/01/2028		246	230,484

CommScope, Inc., Term Loan (3 mo. USD LIBOR + 3.25%)	5.77%	04/06/2026		207	199,402

Cornerstone OnDemand, Term Loan B (1 mo. USD LIBOR + 3.75%)	6.27%	10/16/2028		82	77,531

Delta Topco, Inc., First Lien Term Loan(e)	-	12/01/2027		676	642,470

Devoteam (Castillon S.A.S.-Bidco) (France), Term Loan B (3 mo. EURIBOR + 4.50%)	4.50%	12/09/2027	EUR	100	98,383

Diebold Nixdorf, Inc., Term Loan B (3 mo. USD LIBOR + 2.75%)	5.13%	11/06/2023		349	302,375

Digi International, Inc., Term Loan B (1 mo. USD LIBOR + 5.00%)	7.81%	11/01/2028		299	296,808

E2Open LLC, Term Loan (1 mo. USD LIBOR + 3.50%)	5.86%	02/04/2028		602	592,685

Entegris, Inc., Term Loan B (TSFR1M + 3.00%)	5.60%	07/06/2029		458	457,995

ETA Australia Holdings III Pty. Ltd. (Australia), First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	6.52%	05/06/2026		306	290,607

EverCommerce, Term Loan B (1 mo. USD LIBOR + 3.25%)	5.77%	07/01/2028		192	188,187

Finastra USA, Inc. (United Kingdom), First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	6.87%	06/13/2024		827	775,659

Forcepoint, Term Loan (1 mo. USD LIBOR + 4.50%)	7.31%	01/07/2028		354	334,061
Hyland Software, Inc.
First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	6.02%	07/01/2024		421	417,030
Second Lien Term Loan (1 mo. USD LIBOR + 6.25%)	8.77%	07/07/2025		6	5,530
Imperva, Inc.
Second Lien Term Loan(e)	-	01/11/2027		72	62,899
Term Loan (3 mo. USD LIBOR + 4.00%)	6.92%	01/10/2026		77	69,155
Infinite Electronics
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	9.25%	03/02/2029		70	65,871
Term Loan B (1 mo. USD LIBOR + 3.25%)	5.50%	03/02/2028		112	109,361

Informatica Corp., Term Loan (1 mo. USD LIBOR + 2.75%)	5.31%	10/15/2028		638	625,591

Internap Corp., Second Lien Term Loan (1 mo. USD LIBOR + 6.50%)(f)	5.50%	05/08/2025		1,106	558,541

ION Corp., Term Loan B (1 mo. USD LIBOR + 3.75%)	5.95%	03/11/2028		30	29,448

KeyLoop (Luxembourg), Term Loan B (3 mo. EURIBOR + 4.00%)	4.00%	03/01/2028	EUR	57	54,516

LogMeIn, Term Loan B (1 mo. USD LIBOR + 4.75%)	7.12%	08/28/2027		1,003	787,922

Mavenir Systems, Inc., Term Loan B (1 mo. USD LIBOR + 4.75%)(f)	7.71%	08/13/2028		441	403,488
McAfee Enterprise
Second Lien Term Loan (1 mo. USD LIBOR + 8.25%)	10.75%	07/27/2029		246	235,160
Term Loan B (1 mo. USD LIBOR + 4.75%)	7.25%	07/27/2028		417	398,839

McAfee LLC, First Lien Term Loan B (TSFR1M + 4.50%)	6.16%	03/01/2029		779	741,776

Mirion Technologies, Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	5.63%	10/20/2028		441	433,921

Natel Engineering Co., Inc., Term Loan (3 mo. USD LIBOR + 6.25%)(f)	7.74%	04/29/2026		742	693,943

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Master Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Electronics & Electrical–(continued)

NCR Corp., Term Loan B (3 mo. USD LIBOR + 2.50%)	5.31%	08/28/2026		$ 241	$ 238,101

Oberthur Technologies of America Corp., Term Loan B (1 mo. USD LIBOR + 4.25%)(f)	7.04%	01/09/2026		503	492,921

Optiv, Inc., Term Loan (3 mo. USD LIBOR + 3.25%)	5.77%	02/01/2024		1,273	1,240,831

Project Accelerate Parent LLC, First Lien Term Loan (3 mo. USD LIBOR + 4.25%)	6.77%	01/02/2025		400	387,337
Quest Software US Holdings, Inc.
Second Lien Term Loan (TSFR1M + 7.50%)	10.23%	01/20/2030		47	41,512
Term Loan B (TSFR1M + 4.25%)	5.78%	01/19/2029		840	766,628

RealPage, Inc., Term Loan B (1 mo. USD LIBOR + 3.00%)	5.52%	04/24/2028		502	484,156

Renaissance Holding Corp., Second Lien Term Loan (3 mo. USD LIBOR + 7.00%)	9.52%	05/29/2026		72	70,416

Riverbed Technology, Inc., PIK Term Loan, 2.00% PIK Rate, 9.63% Cash Rate(g)	9.63%	12/08/2026		1,092	520,035
Sandvine Corp.
First Lien Term Loan (3 mo. USD LIBOR + 4.50%)	7.02%	10/31/2025		221	215,240
Second Lien Term Loan	10.52%	11/02/2026		76	71,180
SonicWall U.S. Holdings, Inc.
Second Lien Term Loan (3 mo. USD LIBOR + 7.50%)	10.48%	05/18/2026		97	91,080
Term Loan (1 mo. USD LIBOR + 3.75%)	6.73%	05/16/2025		381	370,795

Sophos (Surf Holdings LLC) (United Kingdom), Term Loan (3 mo. USD LIBOR + 3.50%)	5.17%	03/05/2027		370	362,271
Ultimate Software Group, Inc.
First Lien Term Loan (3 mo. USD LIBOR + 3.75%)	6.27%	05/04/2026		751	732,619
Second Lien Term Loan (1 mo. USD LIBOR + 5.25%)	7.54%	05/03/2027		53	52,320
Term Loan (1 mo. USD LIBOR + 3.25%)	5.54%	05/04/2026		57	55,375

UST Holdings Ltd., Term Loan B (1 mo. USD LIBOR + 3.75%)	6.19%	10/15/2028		233	229,210

Veritas US, Inc., Term Loan B(e)	-	09/01/2025		798	643,960
WebPros, Term Loan (1 mo. USD LIBOR + 5.25%)(f)	6.26%	02/18/2027		38	37,295
					18,844,195

Financial Intermediaries–0.80%
Edelman Financial Center LLC (The)
Incremental Term Loan (1 mo. USD LIBOR + 3.50%)	6.02%	04/07/2028		878	844,908
Second Lien Term Loan (3 mo. USD LIBOR + 6.75%)	9.27%	07/20/2026		40	36,418

LendingTree, Inc., First Lien Term Loan B (1 mo. USD LIBOR + 3.75%)	6.28%	09/15/2028		336	319,111

Stiphout Finance LLC, Incremental Term Loan (EUR001M + 3.75%)	3.75%	10/26/2025	EUR	28	27,080
Tegra118 Wealth Solutions, Inc., Term Loan (1 mo. USD LIBOR + 4.00%)	6.96%	02/18/2027		180	174,012
					1,401,529

Food Products–1.21%

Arnott’s (Snacking Investments US LLC), Term Loan (e)	-	12/18/2026		183	176,357
Biscuit Intl (Cookie Acq S.A.S., De Banketgroep Holding) (France)
First Lien Term Loan (3 mo. EURIBOR + 4.00%)	4.00%	02/15/2027	EUR	73	56,041
Term Loan B (3 mo. EURIBOR + 4.00%)	4.00%	02/14/2027	EUR	86	65,335
Florida Food Products LLC
First Lien Term Loan (TSFR1M + 5.00%)(f)	7.46%	10/18/2028		146	138,105
First Lien Term Loan (TSFR1M + 5.00%)(f)	7.52%	10/18/2028		1,098	1,037,863
Second Lien Term Loan (1 mo. USD LIBOR + 8.00%)(f)	10.52%	10/08/2029		218	206,094

Panzani/Pimente (France), Term Loan B (3 mo. EURIBOR + 4.25%)	4.25%	12/02/2028	EUR	61	57,195

Sigma Bidco B.V. (Netherlands), Term Loan B-2 (3 mo. USD LIBOR + 3.00%)	5.90%	07/02/2025		36	31,589

United Natural Foods, Inc., Term Loan (3 mo. USD LIBOR + 3.25%)	5.82%	10/22/2025		25	24,470
Valeo Foods (Jersey) Ltd. (United Kingdom)
First Lien Term Loan B	6.63%	06/28/2028	GBP	152	154,119
First Lien Term Loan B (3 mo. EURIBOR + 4.00%)	4.00%	09/29/2028	EUR	195	177,916
					2,125,084

Food Service–0.66%

Euro Garages (Netherlands), Term Loan (3 mo. USD LIBOR + 4.00%)	6.25%	02/07/2025		482	471,559

US Foods, Inc., Incremental Term Loan (3 mo. USD LIBOR + 2.75%)	5.27%	11/22/2028		292	288,854
Weight Watchers International, Inc., Term Loan B (1 mo. USD LIBOR + 3.50%)	6.03%	04/13/2028		539	404,085
					1,164,498

Health Care–3.28%

Acacium (Impala Bidco Ltd./ICS US, Inc.) (United Kingdom), Term Loan (e)	-	06/08/2028	GBP	119	130,046

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Master Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Health Care–(continued)
Ascend Learning LLC
First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	6.02%	12/11/2028		$ 101	$ 96,670
Second Lien Term Loan (1 mo. USD LIBOR + 5.75%)	8.27%	12/10/2029		143	129,795
athenahealth, Inc.
Delayed Draw Term Loan(d)	0.00%	02/15/2029		131	125,918
Term Loan B (TSFR1M + 3.50%)	5.80%	01/26/2029		774	742,914

Cerba (Chrome Bidco) (France), Term Loan (3 mo. EURIBOR + 4.00%)	4.00%	02/14/2029	EUR	84	82,154

Cheplapharm Arzneimittel GmbH (Germany), Term Loan B(e)	-	02/22/2029	EUR	106	103,431
Dermatology Intermediate Holdings III, Inc.
Delayed Draw Term Loan (TSFR1M + 4.25%)(f)	2.13%	03/31/2029		3	2,614
Delayed Draw Term Loan(d)(f)	0.00%	03/31/2029		14	13,932
Term Loan B (TSFR1M + 4.25%)(f)	6.54%	03/23/2029		90	88,522

embecta, Term Loan (TSFR3M + 3.00%)	5.05%	03/30/2029		2	2,200

Ethypharm (France), Term Loan B	5.69%	04/17/2028	GBP	133	137,431

Explorer Holdings, Inc., First Lien Term Loan (1 mo. USD LIBOR + 4.50%)	7.02%	02/04/2027		382	365,139

Gainwell Holding Corp., Term Loan B (1 mo. USD LIBOR + 4.00%)	6.25%	10/01/2027		152	149,378

Global Healthcare Exchange LLC, First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	6.13%	06/28/2024		286	283,567
Global Medical Response, Inc.
Term Loan (3 mo. USD LIBOR + 4.25%)	6.77%	03/14/2025		78	72,240
Term Loan (1 mo. USD LIBOR + 4.25%)	6.62%	10/02/2025		256	235,163

HC Group Holdings III, Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	5.27%	10/25/2028		76	75,674

ICU Medical, Inc., Term Loan B (TSFR1M + 2.50%)	4.60%	12/15/2028		72	70,587

International SOS L.P., Term Loan B (1 mo. USD LIBOR + 3.75%)(f)	6.06%	09/07/2028		424	415,221
MedAssets Software Intermediate Holdings, Inc.
First Lien Term Loan (1 mo. USD LIBOR + 4.00%)	6.49%	12/18/2028		512	495,027
Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	9.27%	12/17/2029		139	124,331

Nemera (Financiere N BidCo) (France), Incremental Term Loan B (3 mo. EURIBOR + 3.75%)	3.75%	01/22/2026	EUR	25	24,086
Neuraxpharm (Cerebro BidCo/Blitz F20-80 GmbH) (Germany)
Term Loan B (3 mo. EURIBOR + 4.25%)	4.49%	12/15/2027	EUR	44	43,312
Term Loan B-2 (3 mo. EURIBOR + 4.25%)	4.49%	12/15/2027	EUR	26	25,019

Organon & Co., Term Loan B (1 mo. USD LIBOR + 3.00%)	4.63%	06/02/2028		561	555,573

Recipharm (Roar BidCo), Term Loan B (3 mo. EURIBOR + 3.20%)	3.54%	02/17/2028	EUR	97	92,701

Sharp Midco LLC, Term Loan B (1 mo. USD LIBOR + 4.00%)(f)	6.25%	12/15/2028		21	20,805

Summit Behavioral Healthcare LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.75%)(f)	7.73%	11/24/2028		354	337,795

Sunshine Luxembourg VII S.a.r.l. (Switzerland), Term Loan (1 mo. USD LIBOR + 3.75%)	6.00%	10/01/2026		268	258,688

Veonet (Germany), Term Loan B (3 mo. EURIBOR + 4.75%)	4.75%	04/11/2029	EUR	74	73,163

Verscend Holding Corp., Term Loan B-1 (1 mo. USD LIBOR + 4.00%)	6.52%	08/27/2025		135	134,426

Waystar, Term Loan B (1 mo. USD LIBOR + 4.00%)	6.52%	10/23/2026		6	5,761

Women’s Care Holdings, Inc. LLC, Second Lien Term Loan (1 mo. USD LIBOR + 8.25%)	11.62%	01/15/2029		80	75,110
WP CityMD Bidco LLC, First Lien Incremental Term Loan (1 mo. USD LIBOR + 3.25%)	5.50%	12/22/2028		195	190,420
					5,778,813

Home Furnishings–1.71%

Griffon Corp., Term Loan B (TSFR1M + 2.75%)	4.88%	01/19/2029		17	16,513

Hayward Industries, Inc., First Lien Term Loan (1 mo. USD LIBOR + 2.50%)	5.02%	05/30/2028		49	48,047
Hunter Douglas, Inc.
First Lien Term Loan (TSFR1M + 3.50%)	6.34%	02/09/2029		834	732,074
First Lien Term Loan (3 mo. EURIBOR + 4.00%)	4.47%	02/26/2029	EUR	448	414,513

Mattress Holding Corp., Term Loan B (1 mo. USD LIBOR + 4.25%)	5.64%	09/25/2028		526	455,195
Serta Simmons Bedding LLC
First Lien Term Loan (1 mo. USD LIBOR + 7.50%)	9.89%	08/10/2023		348	342,385
Second Lien Term Loan (1 mo. USD LIBOR + 7.50%)	9.89%	08/10/2023		993	575,426

SIWF Holdings, Inc., Term Loan B (1 mo. USD LIBOR + 4.00%)	6.37%	10/16/2028		341	299,007

VC GB Holdings, Inc., Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	9.63%	07/01/2029		130	115,359
Weber-Stephen Products LLC, Term Loan B (1 mo. USD LIBOR + 3.25%)	5.77%	10/30/2027		28	23,628
					3,022,147

Industrial Equipment–2.58%

Alliance Laundry Systems LLC, Term Loan B (1 mo. USD LIBOR + 3.50%)	5.96%	10/08/2027		307	301,278

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Master Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Industrial Equipment–(continued)

Apex Tool Group LLC, Term Loan B (TSFR1M + 5.25%)	7.66%	02/08/2029		$278	$256,602

CIRCOR International, Inc., Term Loan (1 mo. USD LIBOR + 5.50%)	7.94%	12/20/2028		252	241,982

Deliver Buyer, Inc. (MHS Holdings), Term Loan B (TSFR1M + 5.50%)	6.90%	06/08/2029		405	373,244
Engineered Machinery Holdings, Inc.

Incremental Term Loan (1 mo. USD LIBOR + 3.75%)	6.00%	05/19/2028		8	7,882

Second Lien Incremental Term Loan (3 mo. USD LIBOR + 6.00%)	8.25%	05/21/2029		43	41,531
Kantar (United Kingdom)
Term Loan B (1 mo. USD LIBOR + 5.00%)	6.61%	12/04/2026		178	172,687
Term Loan B-2(e)	-	12/04/2026		89	86,555

Madison IAQ LLC, Term Loan (1 mo. USD LIBOR + 3.25%)	4.52%	06/21/2028		596	576,620

MKS Instruments, Inc., Term Loan B (TSFR1M + 2.75%)	5.15%	04/11/2029		13	13,122

MX Holdings US, Inc., Term Loan B-1-C (3 mo. USD LIBOR + 2.50%)	5.02%	07/31/2025		26	25,794

Platin2025 Holdings S.a r.l. (Germany), Term Loan B (3 mo. EURIBOR + 3.65%)	3.65%	12/29/2028	EUR	299	283,179

Robertshaw US Holding Corp., First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	6.06%	02/28/2025		205	167,788

Thyssenkrupp Elevators (Vertical Midco GmbH) (Germany), Term Loan B (6 mo. USD LIBOR + 3.50%)	6.87%	07/31/2027		1,779	1,731,707
Victory Buyer LLC
Second Lien Term Loan B(f)	9.06%	11/19/2029		60	55,781
Term Loan B (1 mo. USD LIBOR + 3.75%)(f)	5.81%	11/15/2028		231	221,873
					4,557,625

Insurance–2.81%
Acrisure LLC
Term Loan (1 mo. USD LIBOR + 3.50%)	6.02%	02/15/2027		852	818,409
Term Loan B (1 mo. USD LIBOR + 3.75%)	6.27%	02/15/2027		249	240,063
Term Loan B-2 (1 mo. USD LIBOR + 4.25%)	6.77%	02/15/2027		212	206,631

Alliant Holdings Intermediate LLC, Term Loan (1 mo. USD LIBOR + 3.25%)	5.77%	05/09/2025		988	970,292

AmWINS Group LLC, Term Loan (1 mo. USD LIBOR + 2.25%)	4.77%	02/19/2028		25	24,728
HUB International Ltd.
Incremental Term Loan B-3 (1 mo. USD LIBOR + 3.25%)	5.98%	04/25/2025		832	821,093
Term Loan (1 mo. USD LIBOR + 3.00%)	5.77%	04/25/2025		285	279,533

Ryan Specialty Group LLC, Term Loan(e)	-	09/01/2027		110	108,883
Sedgwick Claims Management Services, Inc.
First Lien Term Loan (3 mo. USD LIBOR + 3.75%)	6.27%	09/03/2026		27	26,783
Term Loan (3 mo. USD LIBOR + 3.25%)	5.77%	12/31/2025		199	195,442

Sisaho international (France), Term Loan B (3 mo. EURIBOR + 4.00%)	4.00%	11/16/2028	EUR	127	124,578
USI, Inc.
Term Loan (3 mo. USD LIBOR + 3.00%)	5.25%	05/16/2024		827	818,731
Term Loan (1 mo. USD LIBOR + 3.25%)	5.50%	12/02/2026		331	327,534
					4,962,700

Leisure Goods, Activities & Movies–3.65%

Alpha Topco Ltd. (United Kingdom), Term Loan B (3 mo. USD LIBOR + 2.50%)	5.02%	02/01/2024		421	417,914

AMC Entertainment, Inc., Term Loan B-1 (3 mo. USD LIBOR + 3.00%)	5.38%	04/22/2026		617	532,701
Carnival Corp.
Incremental Term Loan (1 mo. USD LIBOR + 3.25%)	6.13%	10/18/2028		1,336	1,252,496
Term Loan (1 mo. USD LIBOR + 3.00%)	5.88%	06/30/2025		87	83,411
Crown Finance US, Inc.
Incremental Term Loan (1 mo. USD LIBOR + 8.25%)	10.08%	02/28/2025		284	303,566
Revolver Loan(f)	7.98%	05/23/2024		303	295,859
Term Loan (3 mo. EURIBOR + 2.63%)	2.63%	02/28/2025	EUR	79	50,990
Term Loan (1 mo. USD LIBOR + 2.50%)	4.00%	02/28/2025		711	460,499
Term Loan (1 mo. USD LIBOR + 2.75%)	4.25%	09/30/2026		676	431,220
Term Loan B-1 (1 mo. USD LIBOR + 7.00%)	8.25%	05/23/2024		802	927,395

Dorna Sports S.L. (Spain), Term Loan B (3 mo. EURIBOR + 3.75%)	3.75%	03/30/2029	EUR	145	141,139

Eagle Midco Ltd. (United Kingdom), Term Loan (SONIO/N + 4.25%)	6.22%	03/20/2028	GBP	83	89,228

Fender Musical Instruments Corp., Term Loan B (TSFR1M + 4.00%)	6.39%	12/01/2028		185	176,830

Fitness International LLC, Term Loan B (3 mo. USD LIBOR + 3.25%)	5.77%	04/18/2025		131	123,177

Hornblower Holdings LLC, Term Loan (6 mo. USD LIBOR + 8.13%)	11.05%	11/25/2025		95	96,821

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Master Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Leisure Goods, Activities & Movies–(continued)

Parques Reunidos (Piolin Bidco s.a.u) (Spain), Term Loan B (3 mo. EURIBOR + 3.75%)	3.98%	09/16/2026	EUR	426	$ 407,660

SeaWorld Parks & Entertainment, Inc., Term Loan B (1 mo. USD LIBOR + 3.00%)	5.56%	08/25/2028		$ 264	260,639

SRAM LLC, Term Loan B (1 mo. USD LIBOR + 2.75%)	5.24%	05/18/2028		46	45,172
Vue International Bidco PLC (United Kingdom), Term Loan B-1 (3 mo. EURIBOR + 4.75%)	4.75%	07/03/2026	EUR	437	332,680
					6,429,397

Lodging & Casinos–3.69%
Aimbridge Acquisition Co., Inc.
First Lien Term Loan (1 mo. USD LIBOR + 4.75%)	7.13%	02/02/2026		306	286,370
Term Loan (1 mo. USD LIBOR + 3.75%)	6.27%	02/02/2026		326	302,308
B&B Hotels S.A.S. (France)
Term Loan B-3-A (3 mo. EURIBOR + 3.88%)	3.88%	07/31/2026	EUR	530	496,474
Term Loan B-4	5.50%	07/31/2026	EUR	143	138,733

Bally’s Corp., Term Loan B (1 mo. USD LIBOR + 3.25%)	5.62%	10/02/2028		560	535,333
Caesars Resort Collection LLC
Incremental Term Loan (1 mo. USD LIBOR + 3.50%)	6.02%	07/21/2025		169	167,647
Term Loan B (3 mo. USD LIBOR + 2.75%)	5.27%	12/23/2024		227	224,900

Everi Payments, Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	4.75%	07/31/2028		872	862,234

Fertitta Entertainment LLC, Term Loan (TSFR1M + 4.00%)	6.46%	01/31/2029		248	238,944

GVC Finance LLC, Term Loan B-4 (1 mo. USD LIBOR + 2.25%)	3.74%	03/16/2027		394	387,613

Hilton Grand Vacations Borrower LLC, Term Loan B (1 mo. USD LIBOR + 3.00%)	5.52%	08/02/2028		537	526,836
HotelBeds (United Kingdom)
Term Loan B (3 mo. EURIBOR + 4.25%)	4.28%	09/12/2025	EUR	30	26,188
Term Loan D (3 mo. EURIBOR + 5.50%)	5.50%	09/12/2027	EUR	1,206	1,082,620

Roompot (Netherlands), Term Loan B(e)	-	09/16/2028	EUR	95	92,774

Scientific Games International, Inc., Term Loan (TSFR1M + 3.00%)	5.41%	04/07/2029		356	351,110
Scientific Games Lottery
Term Loan B(e)	-	01/31/2029	EUR	84	81,411
Term Loan B (TSFR1M + 3.50%)	5.62%	04/04/2029		327	316,012

Tackle Group S.a.r.l. (Luxembourg), Term Loan B (3 mo. EURIBOR + 3.50%)	4.36%	05/22/2028	EUR	315	303,196
Wyndham Hotels & Resorts, Inc., Term Loan B (3 mo. USD LIBOR + 1.75%)	4.27%	05/30/2025		93	92,295
					6,512,998

Nonferrous Metals & Minerals–0.96%

ACNR Holdings, Inc., PIK Term Loan, 3.00% PIK Rate, 15.26% Cash Rate (1 mo. USD LIBOR + 13.00%)(g)	3.00%	09/16/2025		396	400,245
American Rock Salt Co. LLC
Second Lien Term Loan (1 mo. USD LIBOR + 7.25%)(f)	9.77%	06/11/2029		23	22,280
Term Loan B (1 mo. USD LIBOR + 4.00%)	6.52%	06/09/2028		82	78,508

AZZ, Inc., First Lien Term Loan (TSFR1M + 4.25%)	6.98%	05/06/2029		474	470,444

Corialis Group Ltd. (United Kingdom), Term Loan B	5.87%	07/06/2028	GBP	44	46,786
Form Technologies LLC
Term Loan (1 mo. USD LIBOR + 4.50%)	7.48%	07/19/2025		170	154,964
Term Loan (1 mo. USD LIBOR + 9.00%)(f)	11.98%	10/22/2025		164	148,395
Kissner Group, Incremental Term Loan (1 mo. USD LIBOR + 4.00%)	6.81%	03/16/2027		388	373,653
					1,695,275

Oil & Gas–2.11%

Brazos Delaware II LLC, Term Loan (3 mo. USD LIBOR + 4.00%)	6.37%	05/21/2025		633	628,602

Gulf Finance LLC, Term Loan (1 mo. USD LIBOR + 6.75%)	9.13%	08/25/2026		356	293,024
McDermott International Ltd.
LOC(d)	0.00%	06/30/2024		342	281,675
LOC(f)	-	06/30/2024		182	151,906
PIK Term Loan, 2.67% PIK Rate, 3.37% Cash Rate (1 mo. USD LIBOR + 1.00%)(g)	2.67%	06/30/2025		95	48,935
Term Loan(e)	-	06/30/2024		10	6,108
Petroleum GEO-Services ASA (Norway)
Term Loan(e)(f)	-	03/18/2024		82	81,610
Term Loan (1 mo. USD LIBOR + 7.50%)	9.93%	03/19/2024		707	667,209

QuarterNorth Energy, Inc., Second Lien Term Loan (1 mo. USD LIBOR + 8.00%) (Acquired 08/03/2021; Cost $1,132,733)(h)	10.52%	08/27/2026		1,151	1,148,704

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Master Loan Fund

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value
Oil & Gas-(continued)
TransMontaigne Partners LLC, Term Loan (1 mo. USD LIBOR + 3.50%)	5.88%	11/17/2028		$ 428	$ 416,988
					3,724,761

Publishing-3.10%

Adtalem Global Education, Inc., Term Loan B (1 mo. USD LIBOR + 4.00%)	6.37%	08/12/2028		206	204,275

Cengage Learning, Inc., Term Loan B (1 mo. USD LIBOR + 4.75%)	7.81%	06/29/2026		972	921,662

Clear Channel Worldwide Holdings, Inc., Term Loan B (1 mo. USD LIBOR + 3.50%)	6.02%	08/21/2026		832	772,413

Dotdash Meredith, Inc., Term Loan B (TSFR1M + 4.00%)(f)	6.41%	12/01/2028		862	804,332
Harbor Purchaser, Inc.
Second Lien Term Loan(f)	10.96%	03/31/2030		468	444,721
Term Loan B (TSFR1M + 5.25%)	7.81%	03/31/2029		829	791,207

McGraw-Hill Education, Inc., Term Loan B (1 mo. USD LIBOR + 4.75%)	7.27%	07/30/2028		801	776,689
Micro Holding L.P.
First Lien Term Loan (3 mo. USD LIBOR + 3.75%)	6.27%	09/13/2024		27	26,682
Term Loan (1 mo. USD LIBOR + 3.75%)	6.27%	09/13/2024		732	716,384
					5,458,365

Radio & Television–1.92%
Diamond Sports Holdings LLC
First Lien Term Loan (TSFR1M + 8.00%)	10.39%	05/25/2026		353	333,973
Second Lien Term Loan (TSFR1M + 3.25%)	5.89%	08/24/2026		453	85,502

E.W. Scripps Co. (The), Term Loan B (1 mo. USD LIBOR + 2.75%)	5.27%	01/07/2028		741	731,514

Gray Television, Inc., Term Loan D (1 mo. USD LIBOR + 3.00%)	5.37%	12/01/2028		403	398,168
iHeartCommunications, Inc.
Incremental Term Loan (1 mo. USD LIBOR + 3.25%)	5.77%	05/01/2026		57	55,622
Term Loan (1 mo. USD LIBOR + 3.00%)	5.52%	05/01/2026		567	550,100
Sinclair Television Group, Inc.
Term Loan B-2-B (1 mo. USD LIBOR + 2.50%)	5.03%	09/30/2026		709	683,382
Term Loan B-3 (1 mo. USD LIBOR + 3.00%)	5.53%	04/01/2028		184	174,896
Term Loan B-4 (TSFR1M + 3.75%)	6.31%	04/21/2029		209	200,654
Univision Communications, Inc.
Term Loan B(e)	-	05/05/2028		62	60,502
Term Loan B (TSFR1M + 4.25%)	6.25%	06/10/2029		118	116,282
					3,390,595

Retailers (except Food & Drug)–2.51%

Bass Pro Group LLC, Term Loan B-2 (1 mo. USD LIBOR + 3.75%)	6.27%	03/06/2028		1,010	981,424
CNT Holdings I Corp. (1-800 Contacts)
First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.81%	11/08/2027		487	477,578
Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	9.06%	11/06/2028		127	124,316
Kirk Beauty One GmbH (Germany)
Term Loan B-1 (3 mo. EURIBOR + 5.50%)	5.73%	04/08/2026	EUR	29	24,416
Term Loan B-2 (3 mo. EURIBOR + 5.50%)	5.73%	04/08/2026	EUR	17	14,089
Term Loan B-3	5.73%	04/08/2026	EUR	50	42,349
Term Loan B-4 (3 mo. EURIBOR + 5.50%)	5.73%	04/08/2026	EUR	51	43,056
Term Loan B-5 (3 mo. EURIBOR + 5.50%)	5.73%	04/08/2026	EUR	11	9,599

Petco Animal Supplies, Inc., First Lien Term loan (1 mo. USD LIBOR + 3.25%)	5.50%	03/02/2028		493	478,984

PetSmart LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	6.27%	02/11/2028		1,150	1,126,846

Rent-A-Center, Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	6.06%	02/17/2028		335	326,000
Restoration Hardware, Inc.
Term Loan B (1 mo. USD LIBOR + 2.50%)	5.02%	10/20/2028		111	102,562
Term Loan B (TSFR1M + 3.25%)	5.81%	10/20/2028		47	44,381
Savers, Inc., Term Loan B (1 mo. USD LIBOR + 5.50%)	7.75%	04/21/2028		635	622,745
					4,418,345

Surface Transport–2.17%

American Trailer World Corp., First Lien Term Loan (TSFR1M + 3.75%)	6.31%	03/03/2028		554	520,270

ASP LS Acquisition Corp., Incremental Term Loan B (1 mo. USD LIBOR + 4.50%)	7.38%	05/07/2028		158	141,707

Carriage Purchaser, Inc., Term Loan B (1 mo. USD LIBOR + 4.25%)	6.77%	09/30/2028		327	304,580

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Master Loan Fund

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value
Surface Transport–(continued)
First Student Bidco, Inc.
Delayed Draw Term Loan (TSFR1M + 4.00%)	6.15%	07/21/2028		$40	$38,565
Incremental Term Loan B (TSFR1M + 4.00%)	6.05%	07/21/2028		573	555,341
Term Loan B (1 mo. USD LIBOR + 3.00%)	5.23%	07/21/2028		518	499,863
Term Loan C (1 mo. USD LIBOR + 3.00%)	5.23%	07/21/2028		192	185,441

Hurtigruten (Explorer II AS) (Norway), Term Loan B (3 mo. EURIBOR + 3.50%)	4.91%	02/24/2025	EUR	691	589,705
Novae LLC
Delayed Draw Term Loan (TSFR1M + 5.00%)	5.00%	12/22/2028		50	46,783
Delayed Draw Term Loan(d)	0.00%	12/22/2028		1	474
Term Loan B (TSFR1M + 5.00%)	7.73%	12/22/2028		176	165,400

PODS LLC, Term Loan B (1 mo. USD LIBOR + 3.00%)	5.52%	04/01/2028		679	658,996
STG - XPOI Opportunity, Term Loan B (TSFR1M + 6.00%)	8.20%	04/30/2028		120	116,036
					3,823,161

Telecommunications–6.32%
Avaya, Inc.
First Lien Term Loan (1 mo. USD LIBOR + 4.25%)	6.64%	12/15/2027		947	545,357
Term Loan B-2 (1 mo. USD LIBOR + 4.00%)	6.39%	12/15/2027		471	271,220

Cablevision Lightpath LLC, Term Loan (1 mo. USD LIBOR + 3.25%)	5.64%	11/30/2027		186	183,844

CCI Buyer, Inc., Term Loan (TSFR1M + 3.75%)	6.05%	12/17/2027		990	954,298

CenturyLink, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	4.77%	03/15/2027		1,070	1,010,710
Colorado Buyer, Inc.
First Lien Incremental Term Loan	6.79%	05/01/2024		142	137,440
Term Loan (3 mo. USD LIBOR + 3.00%)	5.79%	05/01/2024		140	135,858

Crown Subsea Communications Holding, Inc., Term Loan B (1 mo. USD LIBOR + 4.75%)	7.12%	04/27/2027		505	495,162

Eagle Broadband Investments LLC (Mega Broadband), Term Loan (1 mo. USD LIBOR + 3.00%)	5.31%	11/12/2027		285	279,022

II-VI, Inc., Term Loan B (3 mo. USD LIBOR + 2.75%)	5.12%	12/15/2028		490	480,324

Inmarsat Finance PLC (United Kingdom), Term Loan (1 mo. USD LIBOR + 3.50%)	6.03%	12/11/2026		402	390,876

Intelsat Jackson Holdings S.A. (Luxembourg), Term Loan B(e)	-	02/01/2029		1,455	1,384,881

Level 3 Financing, Inc., Term Loan B (1 mo. USD LIBOR + 1.75%)	4.27%	03/01/2027		152	145,157

MLN US HoldCo LLC (dba Mitel), First Lien Term Loan B (1 mo. USD LIBOR + 4.50%) (Acquired 01/22/2020-06/29/2022; Cost $994,270)(h)	6.87%	11/30/2025		1,096	656,982

Radiate Holdco LLC, Term Loan B (1 mo. USD LIBOR + 3.25%)	5.77%	09/25/2026		658	629,996

Telesat LLC, Term Loan B-5 (1 mo. USD LIBOR + 2.75%)	5.34%	12/07/2026		749	514,254

Viasat, Inc., First Lien Term Loan B (TSFR1M + 3.75%)	7.07%	02/23/2029		363	338,632

Voyage Digital (NC) Ltd., Term Loan B (TSFR1M + 4.50%)(f)	7.26%	03/03/2029		290	284,800

Windstream Services LLC, Term Loan B (1 mo. USD LIBOR + 6.25%)	8.77%	09/21/2027		1,095	1,059,595
Zayo Group LLC
Incremental Term Loan (TSFR1M + 4.25%)	6.71%	03/09/2027		449	423,542
Term Loan (1 mo. USD LIBOR + 3.00%)	5.52%	03/09/2027		906	827,721
					11,149,671

Utilities–2.39%

AI Alpine US Bidco, Inc., Term Loan B (3 mo. EURIBOR + 4.25%)	4.25%	10/31/2025	EUR	102	99,934

APLP Holdings L.P. (Canada), Term Loan B (1 mo. USD LIBOR + 3.75%)	6.00%	05/14/2027		201	199,911
Brookfield WEC Holdings, Inc.
Incremental Term Loan(e)	-	08/01/2025		237	234,042
Term Loan B (1 mo. USD LIBOR + 2.75%)	5.27%	08/01/2025		461	451,734

Calpine Corp., Term Loan (1 mo. USD LIBOR + 2.50%)	5.03%	12/16/2027		23	22,495

Centuri Group, Inc., Term Loan B (3 mo. USD LIBOR + 2.50%)	5.02%	08/27/2028		0	19
Covanta Holding Corp.
Term Loan B (1 mo. USD LIBOR + 2.50%)	5.02%	11/30/2028		190	186,843
Term Loan C (1 mo. USD LIBOR + 2.50%)	5.02%	11/30/2028		14	14,031

Eastern Power LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	6.00%	10/02/2025		794	681,109
Frontera Generation Holdings LLC
First Lien Term Loan (Prime Rate + 13.00%)	15.25%	07/28/2026		245	241,314
Second Lien Term Loan (Prime Rate + 1.50%)	3.75%	07/28/2028		238	65,392

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Master Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value
Utilities–(continued)
Generation Bridge LLC
Term Loan B (1 mo. USD LIBOR + 5.00%)	7.25%	12/01/2028	$ 240	$ 237,710
Term Loan C (1 mo. USD LIBOR + 5.00%)	7.25%	12/01/2028	5	4,977

Granite Acquisition, Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	5.00%	03/24/2028	138	135,256

Granite Generation LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	6.27%	11/09/2026	48	45,902

Heritage Power LLC, Term Loan (1 mo. USD LIBOR + 6.00%)	8.81%	07/30/2026	387	160,378
Lightstone Holdco LLC
Term Loan B(e)	-	02/01/2027	497	449,550
Term Loan C(e)	-	02/01/2027	28	25,474

Nautilus Power LLC, Term Loan (3 mo. USD LIBOR + 4.25%)	6.77%	05/16/2024	140	108,553

Osmose Utilities Services, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.77%	06/23/2028	299	285,804

Pike Corp., Term Loan (TSFR1M + 3.50%)	5.81%	01/21/2028	78	76,695

Talen Energy Supply LLC, DIP Term Loan(e)	-	11/11/2023	141	141,170
USIC Holding, Inc.
Second Lien Term Loan (1 mo. USD LIBOR + 6.50%)	9.02%	05/07/2029	69	64,429
Term Loan B (1 mo. USD LIBOR + 3.50%)	6.02%	05/12/2028	282	273,411
				4,206,133
Total Variable Rate Senior Loan Interests (Cost $158,990,986)				149,351,477

			Shares
Common Stocks & Other Equity Interests–4.35%(i)
Business Equipment & Services–0.07%
iQor US, Inc., Term Loan(f)			23,470	117,350

Containers & Glass Products–0.27%
Libbey Glass, Inc. (Acquired 11/13/2020-02/10/2022; Cost $131,797)(f)(h)			29,078	472,518

Electronics & Electrical–0.03%

Fusion Connect, Inc.(f)			10	0

Fusion Connect, Inc., Wts., expiring 01/14/2040(f)			90,368	904

Internap Corp.(f)			218,015	43,603

Riverbed Technology, Inc. (Acquired 12/06/2021; Cost $77,151)(h)			4,606	10,364
Sungard Availability Services Capital, Inc.			3,420	1,932
				56,803

Industrial Equipment–0.22%
North American Lifting Holdings, Inc.			38,021	380,210

Leisure Goods, Activities & Movies–0.00%
Crown Finance US, Inc., Wts., expiring 11/23/2025 (Acquired 12/09/2020; Cost $0)(h)			35,578	6,200

Oil & Gas–3.67%

Aquadrill LLC			18,771	746,147

Catalina Marketing Corp.			19,788	8,697

HGIM Corp.(f)			6,360	149,460

Larchmont Resources LLC(f)			137	13,630

McDermott International Ltd.(f)			119,743	47,209

QuarterNorth Energy, Inc. (Acquired 08/27/2021-10/29/2021; Cost $1,283,381)(h)			31,622	3,805,186

Sabine Oil & Gas Holdings, Inc.(f)(j)			1,419	965

Southcross Energy Partners L.P. (Acquired 04/26/2016-10/29/2020; Cost $2,491,123)(f)(h)			251,018	7,530

Tribune Resources, Inc.			606,015	1,685,631
Tribune Resources, Inc., Wts., expiring 04/03/2023(f)			156,901	3,922
				6,468,377

Radio & Television–0.01%
iHeartMedia, Inc., Class A(j)			2,352	20,815

Surface Transport–0.08%

Commercial Barge Line Co. (Acquired 01/31/2020-02/06/2020; Cost $104,219)(f)(h)			2,003	39,059

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Master Loan Fund

			Shares	Value
Surface Transport–(continued)
Commercial Barge Line Co., Series A, Wts., expiring 08/18/2030 (Acquired 01/31/2020-08/12/2022; Cost $0)(h)			70,497	$33,045
Commercial Barge Line Co., Series B, Wts., expiring 04/30/2045 (Acquired 02/05/2020-08/12/2022; Cost $0)(h)			51,048	31,905
Commercial Barge Line Co., Wts., expiring 04/27/2045 (Acquired 01/31/2020-02/06/2020; Cost $109,549)(h)			2,105	41,047
				145,056

Utilities–0.00%
Frontera Generation Holdings LLC			17,409	5,440
Total Common Stocks & Other Equity Interests (Cost $12,841,927)				7,672,769

	Interest Rate	Maturity Date	Principal Amount (000)(a)
U.S. Dollar Denominated Bonds & Notes–3.47%
Aerospace & Defense–0.10%
Castlelake Aviation Finance DAC (k)	5.00%	04/15/2027	$200	173,372

Building & Development–0.52%

Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC (Acquired 09/22/2021-12/15/2021; Cost $432,308)(h)(k)	4.50%	04/01/2027	435	373,355
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC (Acquired 10/13/2020-11/19/2020; Cost $526,705)(h)(k)	5.75%	05/15/2026	588	549,192
				922,547

Business Equipment & Services–0.21%
Advantage Sales & Marketing, Inc. (k)	6.50%	11/15/2028	431	371,300

Cable & Satellite Television–0.94%

Altice Financing S.A. (Luxembourg) (Acquired 06/09/2022; Cost $38,735)(h)(k)	5.75%	08/15/2029	45	36,303

Altice Financing S.A. (Luxembourg) (Acquired 03/02/2020-08/12/2022; Cost $1,348,272)(h)(k)	5.00%	01/15/2028	1,379	1,114,425

Altice France S.A. (France)(k)	5.50%	10/15/2029	310	245,190
Virgin Media Secured Finance PLC (United Kingdom)(k)	4.50%	08/15/2030	316	263,686
				1,659,604

Chemicals & Plastics–0.19%
EverArc Escrow S.a.r.l. (k)	5.00%	10/30/2029	385	330,430

Electronics & Electrical–0.08%
Energizer Holdings, Inc. (k)	4.38%	03/31/2029	167	136,089

Food Service–0.06%
WW International, Inc. (k)	4.50%	04/15/2029	167	104,522

Health Care–0.05%
Global Medical Response, Inc. (k)	6.50%	10/01/2025	95	84,931

Nonferrous Metals & Minerals–0.14%
SCIH Salt Holdings, Inc. (k)	4.88%	05/01/2028	279	239,740

Publishing–0.38%
McGraw-Hill Education, Inc. (k)	5.75%	08/01/2028	771	678,140

Radio & Television–0.06%

Diamond Sports Group LLC/Diamond Sports Finance Co. (k)	5.38%	08/15/2026	335	64,069
Univision Communications, Inc.(k)	7.38%	06/30/2030	46	45,712
				109,781

Telecommunications–0.19%

Connect Finco S.a.r.l./Connect US Finco LLC (United Kingdom) (k)	6.75%	10/01/2026	66	60,603
Windstream Escrow LLC/Windstream Escrow Finance Corp.(k)	7.75%	08/15/2028	319	274,690
				335,293

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco Master Loan Fund

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value
Utilities–0.55%

Artera Services LLC (k)	9.03%	12/04/2025		$294	$242,091
Calpine Corp.(k)	4.50%	02/15/2028		795	728,312
					970,403
Total U.S. Dollar Denominated Bonds & Notes (Cost $7,311,624)					6,116,152

				Shares
Preferred Stocks–2.07%(i)
Electronics & Electrica-0.03%

Riverbed Technology, Inc., Pfd. (Acquired 12/06/2021; Cost $0)(h)				9,494	47,470
Riverbed Technology, Inc., Pfd.				1,997	9,985
					57,455

Nonferrous Metals & Minerals–1.36%
ACNR Holdings, Inc., Pfd.				3,780	2,390,850

Oil & Gas–0.08%

McDermott International Ltd., Pfd.(f)				102,742	66,782
Southcross Energy Partners L.P., Series A, Pfd. (Acquired 05/07/2019-10/31/2019; Cost $999,531)(f)(h)				999,705	74,978
					141,760

Surface Transport–0.60%

Commercial Barge Line Co., Series A, Pfd. (Acquired 01/31/2020-02/06/2020; Cost $232,695)(h)				7,452	187,541

Commercial Barge Line Co., Series A, Pfd., Wts., expiring 04/27/2045 (Acquired 01/31/2020-02/06/2020; Cost $244,588)(h)				7,833	197,129

Commercial Barge Line Co., Series B, Pfd. (Acquired 02/05/2020-10/27/2020; Cost $192,008)(h)				8,078	393,803
Commercial Barge Line Co., Series B, Pfd., Wts., expiring 04/27/2045 (Acquired 02/05/2020-10/27/2020; Cost $134,829)(h)				5,672	276,510
					1,054,983
Total Preferred Stocks (Cost $1,920,260)					3,645,048

	Interest Rate	Maturity Date		Principal Amount (000)(l)
Non-U.S. Dollar Denominated Bonds & Notes–1.66%
Automotive–0.20%
Cabonline Group Holding AB (Sweden) (3 mo. STIBOR + 9.50%)(k)(m)	10.62%	04/19/2026	SEK	3,750	346,506

Building & Development–0.05%
APCOA Parking Holdings GmbH (Germany) (3 mo. EURIBOR + 5.00%)(k)(m)	5.00%	01/15/2027	EUR	104	96,740

Business Equipment & Services–0.13%
Paganini Bidco S.p.A. (Italy) (3 mo. EURIBOR + 4.25%)(k)(m)	4.52%	10/30/2028	EUR	252	236,842

Cable & Satellite Television–0.06%
Altice France Holding S.A. (Luxembourg) (Acquired 02/02/2021; Cost $173,079)(h)	4.00%	02/15/2028	EUR	148	106,601

Chemicals & Plastics–0.09%
Herens Midco S.a.r.l. (Luxembourg)(k)	5.25%	05/15/2029	EUR	203	150,199

Electronics & Electrical–0.12%
Castor S.p.A. (Italy) (3 mo. EURIBOR + 5.25%)(k)(m)	5.25%	02/15/2029	EUR	224	210,479

Financial Intermediaries–0.32%

AnaCap Financial Europe S.A. SICAV-RAIF (Italy) (3 mo. EURIBOR + 5.00%)(k)(m)	5.27%	08/01/2024	EUR	356	316,507
Sherwood Financing PLC (United Kingdom) (3 mo. EURIBOR + 4.63%)(k)(m)	4.95%	11/15/2027	EUR	267	249,271
					565,778

Home Furnishings–0.25%

Ideal Standard International S.A. (Belgium)(k)	6.38%	07/30/2026	EUR	122	72,382

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco Master Loan Fund

	Interest Rate	Maturity Date		Principal Amount (000)(l)	Value
Home Furnishings–(continued)
Very Group Funding PLC (The) (United Kingdom)(k)	6.50%	08/01/2026	GBP	426	$371,361
					443,743

Lodging & Casinos–0.14%
TVL Finance PLC (United Kingdom) (3 mo. SONIA + 5.38%)(k)(m)	6.93%	07/15/2025	GBP	229	247,407

Retailers (except Food & Drug)–0.18%

Douglas GmbH (Germany)(k)	6.00%	04/08/2026	EUR	282	233,698
Kirk Beauty SUN GmbH (Germany)(k)	8.25%	10/01/2026	EUR	120	79,363
					313,061

Surface Transport–0.12%
Zenith Finco PLC (United Kingdom)(k)	6.50%	06/30/2027	GBP	217	204,716
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $3,976,529)					2,922,072

				Shares
Money Market Funds–2.18%

Invesco Government & Agency Portfolio, Institutional Class, 2.22%(n)(o)				2,303,588	2,303,588
Invesco Treasury Portfolio, Institutional Class, 2.14%(n)(o)				1,535,725	1,535,725
Total Money Market Funds (Cost $3,839,313)					3,839,313
TOTAL INVESTMENTS IN SECURITIES–98.43% (Cost $188,880,639)					173,546,831
OTHER ASSETS LESS LIABILITIES–1.57%					2,771,848
NET ASSETS–100.00%					$176,318,679

Investment Abbreviations:

DIP	- Debtor-in-Possession
EUR	- Euro
EURIBOR	- Euro Interbank Offered Rate
GBP	- British Pound Sterling
LIBOR	- London Interbank Offered Rate
LOC	- Letter of Credit
Pfd.	- Preferred
PIK	- Pay-in-Kind
SEK	- Swedish Krona
SONIA	- Sterling Overnight Index Average
STIBOR	- Stockholm Interbank Offered Rate
USD	- U.S. Dollar
Wts.	- Warrants

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco Master Loan Fund

Notes to Schedule of Investments:

(a)	Principal amounts are denominated in U.S. dollars unless otherwise noted.

(b)

Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(c)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”) and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(d)	All or a portion of this holding is subject to unfunded loan commitments. Interest rate will be determined at the time of funding. See Note 7.

(e)	This variable rate interest will settle after August 31, 2022, at which time the interest rate will be determined.

(f)	Security valued using significant unobservable inputs (Level 3). See Note 3.

(g)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.

(h)	Restricted security. The aggregate value of these securities at August 31, 2022 was $10,165,967, which represented 5.77% of the Fund’s Net Assets.

(i)	Securities acquired through the restructuring of senior loans.

(j)	Non-income producing security.

(k)

Security purchased or received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2022 was $8,931,623, which represented 5.07% of the Fund’s Net Assets.

(l)	Foreign denominated security. Principal amount is denominated in the currency indicated.

(m)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2022.

(n)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2022	Dividend Income
Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$2,959,838	$45,214,908	$(45,871,158)	$-	$-	$2,303,588	$13,395

Invesco Treasury Portfolio, Institutional Class	1,973,225	30,143,272	(30,580,772)	-	-	1,535,725	7,122
Total	$4,933,063	$75,358,180	$(76,451,930)	$-	$-	$3,839,313	$20,517

(o)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.

Open Forward Foreign Currency Contracts
		Contract to				Unrealized Appreciation (Depreciation)
Settlement Date	Counterparty	Deliver		Receive

Currency Risk

09/29/2022	Barclays Capital	EUR	141,852	USD	146,194	$3,387

09/29/2022	Barclays Capital	GBP	801,184	USD	967,097	35,887

09/29/2022	Barclays Capital	SEK	48,417	USD	4,701	153

09/29/2022	BNP Paribas S.A.	EUR	2,540,120	USD	2,607,544	50,327

09/29/2022	BNP Paribas S.A.	GBP	30,174	USD	36,478	1,407

10/31/2022	BNP Paribas S.A.	SEK	3,692,385	USD	349,362	2,040

09/29/2022	Canadian Imperial Bank of Commerce	EUR	129,906	USD	134,565	3,784

09/29/2022	Canadian Imperial Bank of Commerce	GBP	29,492	USD	35,810	1,532

10/31/2022	Citibank N.A.	GBP	825,496	USD	976,740	16,638

09/29/2022	Morgan Stanley & Co.	EUR	2,572,758	USD	2,642,390	52,316

09/29/2022	Morgan Stanley & Co.	GBP	808,097	USD	974,903	35,658

09/29/2022	Morgan Stanley & Co.	SEK	3,613,650	USD	355,481	16,046

09/29/2022	Morgan Stanley & Co.	USD	3,519,889	EUR	3,530,481	34,354

09/29/2022	Royal Bank of Canada	EUR	2,540,120	USD	2,608,861	51,644

09/29/2022	Royal Bank of Canada	USD	3,526,142	EUR	3,530,428	28,048

10/31/2022	Royal Bank of Canada	GBP	813,175	USD	961,191	15,419

09/29/2022	State Street Bank & Trust Co.	EUR	126,514	USD	129,153	1,788

10/31/2022	State Street Bank & Trust Co.	GBP	825,496	USD	976,332	16,230

09/29/2022	Toronto Dominion Bank	EUR	2,540,120	USD	2,608,759	51,542

09/29/2022	Toronto Dominion Bank	GBP	801,184	USD	966,921	35,710

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco Master Loan Fund

Open Forward Foreign Currency Contracts–(continued)
		Contract to				Unrealized Appreciation (Depreciation)
Settlement Date	Counterparty	Deliver		Receive
09/29/2022	Toronto Dominion Bank	USD	3,524,038	EUR	3,530,481	$30,206
Subtotal–Appreciation						484,116

Currency Risk

09/29/2022	BNP Paribas S.A.	USD	345,963	SEK	3,662,066	(1,980)

09/29/2022	Citibank N.A.	USD	978,353	GBP	827,494	(16,563)

10/31/2022	Morgan Stanley & Co.	EUR	3,571,403	USD	3,569,414	(33,965)

09/29/2022	Royal Bank of Canada	USD	962,765	GBP	815,144	(15,330)

10/31/2022	Royal Bank of Canada	EUR	3,547,945	USD	3,552,174	(27,536)

09/29/2022	State Street Bank & Trust Co.	USD	977,929	GBP	827,494	(16,140)

10/31/2022	State Street Bank & Trust Co.	USD	103,019	GBP	87,623	(1,108)

10/31/2022	Toronto Dominion Bank	EUR	3,547,998	USD	3,550,074	(29,690)
10/31/2022	UBS	USD	3,453	GBP	2,965	(5)
Subtotal–Depreciation						(142,317)
Total Forward Foreign Currency Contracts						$341,799

Abbreviations:

EUR - Euro
GBP - British Pound Sterling
SEK - Swedish Krona
USD - U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24	Invesco Master Loan Fund

Statement of Assets and Liabilities

August 31, 2022

Assets:

Investments in unaffiliated securities, at value (Cost $185,041,326)	$169,707,518

Investments in affiliated money market funds, at value (Cost $3,839,313)	3,839,313

Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	484,116

Cash	1,384,063

Foreign currencies, at value (Cost $1,674,629)	1,674,461

Receivable for:
Investments sold	7,139,864

Dividends	5,576

Interest	1,731,070

Investment for trustee deferred compensation and retirement plans	70,969

Other assets	24,011

Total assets	186,060,961

Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	142,317

Payable for:
Investments purchased	8,705,159

Accrued fees to affiliates	8,237

Accrued trustees’ and officers’ fees and benefits	1,771

Accrued other operating expenses	144,776

Trustee deferred compensation and retirement plans	70,969

Unfunded loan commitments	669,053

Total liabilities	9,742,282

Net assets applicable to shares outstanding	$176,318,679

Net assets consist of:

Shares of beneficial interest	$(699,911,922)

Distributable earnings	876,230,601

$176,318,679

Net Assets:
Class R6	$176,318,679

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class R6	11,461,141

Class R6:
Net asset value and offering price per share	$15.38

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25	Invesco Master Loan Fund

Statement of Operations

For the year ended August 31, 2022

Investment income:
Interest (net of foreign withholding taxes of $484)	$9,633,126

Dividends	1,319,415

Dividends from affiliated money market funds	20,517

Other income	135,911

Total investment income	11,108,969

Expenses:
Advisory fees	529,405

Administrative services fees	26,314

Custodian fees	4,699

Interest, facilities and maintenance fees	85,098

Transfer agent fees	51,535

Trustees’ and officers’ fees and benefits	18,058

Registration and filing fees	21,244

Professional services fees	228,443

Other	(29,340)

Total expenses	935,456

Less: Fees waived	(9,216)

Net expenses	926,240

Net investment income	10,182,729

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(1,959,517)

Foreign currencies	(111,316)

Forward foreign currency contracts	2,277,830

206,997

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(8,416,184)

Foreign currencies	27,501

Forward foreign currency contracts	307,855

(8,080,828)

Net realized and unrealized gain (loss)	(7,873,831)

Net increase in net assets resulting from operations	$2,308,898

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26	Invesco Master Loan Fund

Statement of Changes in Net Assets

For the years ended August 31, 2022 and 2021

	2022	2021

Operations:
Net investment income	$10,182,729	$9,988,866

Net realized gain (loss)	206,997	(34,965,466)

Change in net unrealized appreciation (depreciation)	(8,080,828)	46,309,739

Net increase in net assets resulting from operations	2,308,898	21,333,139

Distributions to shareholders from distributable earnings:
Class R6	(10,090,269)	(9,828,279)

Share transactions–net:
Class R6	(14,990,915)	8,304,387

Net increase (decrease) in net assets	(22,772,286)	19,809,247

Net assets:
Beginning of year	199,090,965	179,281,718

End of year	$176,318,679	$199,090,965

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27	Invesco Master Loan Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover (d)
Class R6
Year ended 08/31/22	$16.07	$0.87	$(0.70)	$0.17	$(0.86)	$15.38	1.11%	$176,319	0.51%		0.51%		0.46%		5.49%		58%
Year ended 08/31/21	15.15	0.78	0.91	1.69	(0.77)	16.07	11.46	199,091	0.50		0.59		0.38		4.99		89
Year ended 08/31/20	17.21	0.85	(2.40)	(1.55)	(0.51)	15.15	(8.97)	179,282	0.69		0.69		0.50		5.17		53
Eleven months ended 08/31/19	17.56	0.94	(1.29)	(0.35)	–	17.21	(1.99)	667,514	0.50	(e)	0.50	(e)	0.36	(e)	5.90	(e)	42
Year ended 09/30/18	16.58	0.94	0.04	0.98	–	17.56	5.91	1,352,914	0.36		0.37		0.36		5.52		66
Year ended 09/30/17	15.61	0.92	0.05	0.97	–	16.58	6.21	1,558,751	0.35		0.36		0.35		5.63		80

(a)	Calculated using average shares outstanding.

(b)

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)

Does not include indirect expenses from affiliated fund fees and expenses of 0.00%, 0.01% and 0.01% for the eleven months ended August 31, 2019 and the years ended September 30, 2018 and 2017, respectively.

(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

(e)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28	Invesco Master Loan Fund

Notes to Financial Statements

August 31, 2022

NOTE 1–Significant Accounting Policies

Invesco Master Loan Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

    The Fund’s investment objective is to seek income.

    Shares of the Fund are sold only to other investment companies. The Fund currently offers Class R6 shares. Class R6 shares are sold at net asset value.

    For federal income tax purposes, the Fund qualifies as a partnership, and each investor in the Fund is treated as the owner of its proportionate share of the net assets, income, expenses, and realized and unrealized gains and losses of the Fund. Accordingly, as a “pass-through” entity, the Fund pays no dividends or capital gain distributions.

    The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.

Security Valuations - Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and the asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available and unreliable are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or

29	Invesco Master Loan Fund

other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Facility fees received may be amortized over the life of the loan. Facility fees received may be amortized over the life of the loan. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund, as an entity, will not be subject to U.S. federal income tax. The Fund will be treated for U.S. federal income tax purposes as a partnership, and not as an association taxable as a corporation. Therefore, a tax provision is not required. Each shareholder is required for U.S. federal income tax purposes to take into account, in its taxable year with which (or within which a taxable year of the Fund ends), it distributive share of all items of Fund income, gains, losses and deduction for such taxable year of the Fund. A shareholder must take such items into account even if the Fund does not distribute cash or other property to such shareholder during its taxable year.

Although the Fund is treated as a partnership for Federal tax purposes, it is intended that the Fund’s assets, income and distributions will be managed in such a way that investment in the Fund would not cause an investor that is a regulated investment company under Subchapter M of the Code to fail that qualification.

The Fund has analyzed its tax positions, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

F.

Interest, Facilities and Maintenance Fees - Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, administrative expenses and other expenses associated with establishing and maintaining the line of credit.

G.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Purchased on a When-Issued and Delayed Delivery Basis - The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

J.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized

30	Invesco Master Loan Fund

foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts - The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Bank Loan Risk - Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund seeks to manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

M.

Leverage Risk - The Fund may utilize leverage to seek to enhance the yield of the Fund by borrowing. There are risks associated with borrowing in an effort to increase the yield and distributions on the common shares, including that the costs of the financial leverage may exceed the income from investments purchased with such leverage proceeds, the higher volatility of the net asset value of the shares, and that fluctuations in the interest rates on the borrowing may affect the yield and distributions to the common shareholders. There can be no assurance that the Fund’s leverage strategy will be successful.

N.

Other Risks - The Fund may invest all or substantially all of its assets in senior secured floating rate loans and senior secured debt securities that are determined to be rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

The Fund invests in corporate loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a corporate loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the corporate loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.

During the period, the Fund experienced a low interest rate environment created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs. Additionally, from time to time, uncertainty regarding the status of negotiations in the U.S. Government to increase the statutory debt limit, commonly called the “debt ceiling”, could increase the risk that the U.S. Government may default on payments on certain U.S. Government securities, cause the credit rating of the U.S. Government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. Government-sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of a Fund that holds securities of that entity will be adversely impacted.

O.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”) Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an annual fee of 0.30% based on the average daily net assets of the Fund. The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

    Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

31	Invesco Master Loan Fund

    The Adviser has contractually agreed, through at least December 31, 2022, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) to 0.38% of the Fund’s average daily net assets (the “expense limit”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on December 31, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limit or reduce the advisory fee waiver without approval of the Board of Trustees.

    Further, the Adviser has contractually agreed, through at least June 30, 2024, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

    For the year ended August 31, 2022, the Adviser waived advisory fees of $9,216.

    The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Fund, SSB also serves as the funds’s custodian.

    The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

    Certain officers and trustees of the Fund are officers and directors of the Adviser and IIS.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

    The following is a summary of the tiered valuation input levels, as of August 31, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Variable Rate Senior Loan Interests	$–	$140,060,590	$9,290,887	$149,351,477

Common Stocks & Other Equity Interests	20,815	6,755,804	896,150	7,672,769

U.S. Dollar Denominated Bonds & Notes	–	6,116,152	–	6,116,152

Preferred Stocks	–	3,503,288	141,760	3,645,048

Non-U.S. Dollar Denominated Bonds & Notes	–	2,922,072	–	2,922,072

Money Market Funds	3,839,313	–	–	3,839,313

Total Investments in Securities	3,860,128	159,357,906	10,328,797	173,546,831

Other Investments - Assets*

Forward Foreign Currency Contracts	–	484,116	–	484,116

Other Investments - Liabilities*

Forward Foreign Currency Contracts	–	(142,317)	–	(142,317)

Total Other Investments	–	341,799	–	341,799

Total Investments	$3,860,128	$159,699,705	$10,328,797	$173,888,630

*	Unrealized appreciation (depreciation).

    A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

32	Invesco Master Loan Fund

    The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the year ended August 31, 2022:

	Value 08/31/21	Purchases at Cost	Proceeds from Sales	Accrued Discounts/ Premiums	Realized Gain	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3*	Transfers out of Level 3*	Value 08/31/22
Variable Rate Senior Loan Interests	$5,094,233	$6,530,610	$(3,206,348)	$(15,250)	$21,099	$(357,155)	$3,351,455	$(2,127,757)	$9,290,887
Common Stocks & Other Equity Interests	830,944	64,718	(149,674)	–	90,386	67,344	592,166	(599,734)	896,150
Preferred Stocks	1,135,916	–	(675,227)	–	675,227	(994,156)	–	–	141,760
Investments Matured	84,877	–	(102,881)	66	169	17,769	–	–	–
Non-U.S. Dollar Denominated Bonds & Notes	5,934	–	(51,593)	–	–	45,659	–	–	–
Total	$7,151,904	$6,595,328	$(4,185,723)	$(15,184)	$786,881	$(1,220,539)	$3,943,621	$(2,727,491)	$10,328,797

*Transfers into and out of level 3 are due to increases or decreases in market activity impacting the available market inputs to determine the price.

    Securities determined to be Level 3 at the end of the reporting period were valued primarily by utilizing evaluated prices from a third-party vendor pricing service. A significant change in third-party pricing information could result in a lower or higher value in Level 3 investments.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

    For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2022:

Value
Derivative Assets	Currency Risk
Unrealized appreciation on forward foreign currency contracts outstanding	$484,116
Derivatives not subject to master netting agreements	–
Total Derivative Assets subject to master netting agreements	$484,116

Value
Derivative Liabilities	Currency Risk
Unrealized depreciation on forward foreign currency contracts outstanding	$(142,317)
Derivatives not subject to master netting agreements	–
Total Derivative Liabilities subject to master netting agreements	$(142,317)

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of August 31, 2022.

	Financial Derivative Assets	Financial Derivative Liabilities	Net Value of Derivatives	Collateral (Received)/Pledged		Net Amount
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts		Non-Cash	Cash
Barclays Capital	$39,427	$–	$39,427	$–	$–	$39,427
BNP Paribas S.A.	53,774	(1,980)	51,794	–	–	51,794
Canadian Imperial Bank of Commerce	5,316	–	5,316	–	–	5,316
Citibank N.A.	16,638	(16,563)	75	–	–	75
Morgan Stanley & Co.	138,374	(33,965)	104,409	–	–	104,409
Royal Bank of Canada	95,111	(42,866)	52,245	–	–	52,245
State Street Bank & Trust Co.	18,018	(17,248)	770	–	–	770
Toronto Dominion Bank	117,458	(29,690)	87,768	–	–	87,768
UBS	–	(5)	(5)	–	–	(5)
Total	$484,116	$(142,317)	$341,799	$–	$–	$341,799

33	Invesco Master Loan Fund

Effect of Derivative Investments for the year ended August 31, 2022

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on Statement of Operations
Currency Risk
Realized Gain:
Forward foreign currency contracts	$2,277,830
Change in Net Unrealized Appreciation:
Forward foreign currency contracts	307,855
Total	$2,585,685

    The table below summarizes the average notional value of derivatives held during the period.

Forward Foreign Currency Contracts
Average notional value	$45,427,820

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances and Borrowings

Effective February 18, 2022, the Fund has entered into a credit agreement, which enables the Fund to participate with certain other Invesco Funds in a committed secured borrowing facility that permits borrowings up to $1.1 billion, collectively by certain Invesco Funds, and which will expire on February 17, 2023. Prior to February 18, 2022, the credit agreement permitted borrowings up to $900 million. The credit agreement is secured by the assets of the Fund. The Fund is subject to certain covenants relating to the credit agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the credit agreement. During the year ended August 31, 2022, the Fund did not borrow under this agreement.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Unfunded Loan Commitments

As of August 31, 2022, the Fund had unfunded loan commitments, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Type	Unfunded Loan Commitment	Unrealized Appreciation (Depreciation)
athenahealth, Inc.	Delayed Draw Term Loan	$131,213	$(5,295)
Dermatology Intermediate Holdings III, Inc.	Delayed Draw Term Loan	14,216	(284)
DexKo Global, Inc.	Delayed Draw Term Loan	8,938	(1,817)
Greenrock Finance, Inc.	Delayed Draw Term Loan	112,797	(1,480)
Icebox Holdco III, Inc.	Delayed Draw Term Loan	59,270	(2,001)
McDermott International Ltd.	LOC	342,114	(60,439)
Novae LLC	Delayed Draw Term Loan	505	(31)
		$669,053	$(71,347)

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2022 was $105,507,673 and $119,985,250, respectively.

NOTE 9–Senior Loan Participation Commitments

The Fund invests in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.

34	Invesco Master Loan Fund

    At the year ended August 31, 2022, the following sets forth the selling participants with respect to interest in Senior Loans purchased by the Fund on a participation basis.

Selling Participant	Principal Amount	Value
Barclays Bank PLC	$342,114	$281,675
Bank of America, N.A.	219,733	199,957

NOTE 10–Dividends

The Fund declared the following monthly dividends from net investment income subsequent to August 31, 2022:

		Amount Per Share
Share Class	Record Date	Payable September 30, 2022
Class R6	Daily	$0.0893

NOTE 11–Share Information

	Summary of Share Activity
	Year ended August 31, 2022(a)		Year ended August 31, 2021
	Shares	Amount	Shares	Amount
Sold:
Class R6	1,491,111	$23,923,385	2,572,336	$40,205,356

Issued as reinvestment of dividends:
Class R6	641,676	10,090,269	633,350	9,870,589
Reacquired:
Class R6	(3,062,481)	(49,004,569)	(2,646,984)	(41,771,558)
Net increase (decrease) in share activity	(929,694)	$(14,990,915)	558,702	$8,304,387

(a)	100% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

35	Invesco Master Loan Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Master Loan Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Master Loan Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the “Fund”) as of August 31, 2022, the related statement of operations for the year ended August 31, 2022, the statement of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the three years in the period ended August 31, 2022 and the eleven months ended August 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2022 and the financial highlights for each of the three years in the period ended August 31, 2022 and the eleven months ended August 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

The financial statements of Oppenheimer Master Loan Fund, LLC (subsequently renamed Invesco Master Loan Fund) as of and for the year ended September 30, 2018 and the financial highlights for each of the periods ended on or prior to September 30, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated November 21, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

October 26, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

36	Invesco Master Loan Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2022 through August 31, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/22)[2]	Expenses Paid During Period	Annualized Expense Ratio
Class R6	$1,000.00	$995.20	$2.72	$1,022.48	$2.75	0.54%

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2022 through August 31, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

37	Invesco Master Loan Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2022, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Master Loan Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2022. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2022 and June 13, 2022, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2022.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the remote and hybrid working environment resulting from the novel coronavirus (“COVID-19”) pandemic and paved the way for a hybrid working framework in a normalized environment as employees return to the office. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled

Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B. Fund	Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Senior Secured Management, Inc. currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2021 to the performance of funds in the Broadridge performance universe and against the J.P. Morgan Leveraged Loan Index (Index). The Board noted that performance of Class R6 shares of the Fund was in the first quintile of its performance universe for the one year period and the fifth quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class R6 shares of the Fund was above the performance of the Index for the one year period and below the performance of the Index for the three and five year periods. The Board considered that the Fund was created in connection with Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”) and that the Fund’s performance prior to the closing of the Transaction on May 24, 2019 is that of its predecessor fund. The Board considered that the Fund underwent a change in portfolio management in 2020 and that relative performance had improved over more recent periods. The Board noted that loan selection, specifically holdings of certain loans negatively impacted Fund

38	Invesco Master Loan Fund

performance. The Board also noted that the Fund currently is not sold directly to retail shareholders, but rather is only available for purchase by other Invesco funds or pooled vehicles. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.C. Advisory and Sub-Advisory Fees and Fund Expenses

    The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class R6 shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board noted that the Fund does not benefit from economies of scale through contractual breakpoints, but does share in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

    The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

    The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

39	Invesco Master Loan Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			190	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Master Loan Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown - 1968 Trustee and Chair	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	190	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	190	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	190	Insperity, Inc. (formerly known as Administaff) (human resources provider); Member of Regional Board of Directors and Board of Directors, First Financial Bancorp (regional bank)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			190	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	190	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis - 1950 Trustee	2003	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	190	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Master Loan Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees-(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			190	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury and Director, ON Semiconductor Corporation (semiconductor manufacturing)	190	None
Ann Barnett Stern[2] - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment, Inc. a private philanthropic institution (private philanthropic institution) Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP and Andrews & Kurth LLP	190	Trustee and Board Vice Chair of Holdsworth Center (non-profit); Trustee and Chair of Nomination/Governance Committee, Good Reason Houston, (non-profit); Trustee and Investment Committee member of University of Texas Law School Foundation (non-profit); Board Member of Greater Houston Partnership (non-profit); Advisory Board member, Baker Institute for Public Policy at Rice University (non-profit) Formerly: Director and Audit Committee Member of Federal Reserve Bank of Dallas
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	190	None
Daniel S. Vandivort - 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management, 1994-2007; Trustee and Chair, Weiss Peck and Greer Funds Board, 2004-2005; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management, 1984-1994.	190	Formerly: Trustee and Governance Chair, Oppenheimer Funds, 2014-2019; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America, 2016-2019

2 Effective September 14, 2022, Ms. Ann Barnett Stern resigned as a Trustee of the Trust.

T-3	Invesco Master Loan Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	2003

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.;Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Senior Vice President, Invesco Group Services, Inc.; Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Master Loan Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers-(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Master Loan Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers-(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. - 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds; and Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets)

Formerly, Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; Associate, Gaston Snow & Ely Bartlett

			N/A	N/A
			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco Master Loan Fund

(This page intentionally left blank)

(This page intentionally left blank)

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-09913 and 333-36074	Invesco Distributors, Inc.	O-MLF-AR-1

Annual Report to Shareholders	August 31, 2022

Invesco S&P 500 Index Fund

Nasdaq:

A: SPIAX ∎ C: SPICX ∎ Y: SPIDX ∎ R6: SPISX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

6	Liquidity Risk Management Program

8	Schedule of Investments

16	Financial Statements

19	Financial Highlights

20	Notes to Financial Statements

26	Report of Independent Registered Public Accounting Firm

27	Fund Expenses

28	Approval of Investment Advisory and Sub-Advisory Contracts

31	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2022, Class A shares of Invesco S&P 500 Index Fund (the Fund), at net asset value (NAV), underperformed the S&P 500 Index, the Fund’s broad market/style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/21 to 8/31/22, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-11.70%
Class C Shares	-12.38
Class Y Shares	-11.48
Class R6 Shares	-11.40
S&P 500 Index▼ (Broad Market/Style-Specific Index)	-11.23
Lipper S&P 500 Objective Funds Index◾ (Peer Group Index)	-11.46

Source(s): ▼RIMES Technologies Corp.; ◾Lipper Inc.

Market conditions and your Fund

The fiscal year began with increasing volatility and the US stock market saw a selloff through most of September due to increasing concerns of inflation resulting from a spike in oil prices and supply chain shortages causing rising costs. Despite the Consumer Price Index (CPI) increasing monthly from June through September 2021,1 the US Federal Reserve (the Fed) declined to raise interest rates at its September 2021 Federal Open Market Committee meeting.

    Equity markets saw continued volatility in the fourth quarter of 2021 amid record inflation and the emergence of a new COVID-19 variant. Pandemic-related supply chain disruption and labor shortages intensified during the quarter, resulting in broadly higher input costs for companies and consumers alike. Additionally, the price of oil rose to nearly $85 per barrel in October,2 causing higher gas prices for consumers and pushing energy stocks higher. The CPI reported for November increased 0.8%, resulting in a 6.8% increase over the prior 12 months, the highest since 1982.1 To combat inflation, the Fed announced a faster pace of “tapering” at its December meeting, pledging to end its asset purchase program by March 2022. The Fed also announced the potential for three interest rate increases in 2022. With solid corporate earnings and optimism about the COVID-19 Omicron variant reporting milder symptoms, stocks rallied at the 2021 year-end.

    Equity markets declined in the first quarter of 2022 amid volatility sparked by Russia’s invasion of Ukraine, rising commodity prices, rampant global inflation and the Fed’s shift toward tighter monetary policy. Russia’s invasion exacerbated inflationary pressures, disrupting already strained supply chains and increasing shortages of oil, gas and raw materials. The price of oil rose sharply, with crude prices reaching their highest price per barrel since 2008.2 The CPI rose by another 7.9%

for the 12 months ended February 2022 reaching a 40 year high.1 To combat inflation, the Fed raised the federal funds rate by a one-quarter percentage point in March.

    As the war in Ukraine continued and corporate earnings in high-profile names, like Netflix, reported slowing growth and profits, the equity markets sold off for much of April 2022. The downward direction of the equity markets continued for much of the second quarter of 2022 amid record inflation, rising interest rates and an increasing likelihood of a US recession. Driven by higher food and energy prices, the CPI rose by yet another 8.6% for the 12 months ended May 2022 reaching a 40 year high.1 Oil prices peaked near $122 per barrel in early June, resulting in skyrocketing gasoline prices; the national average price reached a record high above $5 per gallon in early June.2 To tame inflation, the Fed raised the benchmark federal funds rate three more times, by 0.50% in May, 0.75% in June and another 0.75% in July, which were the largest increases in nearly 30 years.3 US equity markets rose in July and much of August until Fed chairman Jerome Powell’s hawkish comments at Jackson Hole, Wyoming, an economic policy symposium sparked a sharp selloff at month end. Due to declining energy prices, the CPI rose by 8.5% for the 12 months ending July,1 down slightly from June, but still at multi-decade highs and far above the Fed’s 2% annual inflation target. As a result, the Fed indicated that it would continue taking aggressive action to curb inflation, though such measures could “bring pain to households and businesses.” The remarks deflated investor optimism that the Fed would pause rate hikes in the second half of 2022 and increased the likelihood of a US recession. In this environment, US stocks had negative double-digit returns of -11.23% for the fiscal year ended August 31, 2022, measured by the S&P 500 Index.4

    Invesco S&P 500 Index Fund invests in stocks in approximately the same proportion as they are represented in the S&P 500 Index.

    During the fiscal year, the energy, utilities and consumer staples sectors contributed the most to the Fund’s overall performance. The information technology, communication services, consumer discretionary and financials sectors detracted most significantly from the Fund’s return during the fiscal year.

    Leading contributors to the Fund’s performance for the fiscal year included ExxonMobil, Chevron and UnitedHealth. ExxonMobil and Chevron benefited from the dynamics of surging crude oil prices resulting in both companies repeatedly delivering strong earnings and increased revenue growth during the fiscal year as well as ramping up their respective stock buyback programs.

    Top detractors from the Fund’s performance for the fiscal year were Meta Platforms (formerly known as Facebook), Amazon and Microsoft. In February 2022, Meta Platforms experienced the largest single-day drop in market value in history as shares plummeted on the heels of underwhelming earnings and the company announced its first ever quarterly drop in daily active users. Amazon’s first quarter 2022 earnings announcement had a negative effect on the overall performance of the company’s stock performance. The online retailer and web services provider experienced slower than expected quarter-over-quarter revenue growth along with slow year-over-year growth. Amazon also cited a loss in its investment in electric vehicle manufacturer, Rivian, which also negatively impacted earnings for the fiscal year.

    Please note that the Fund’s strategy is principally implemented through equity investments, but the Fund also may use derivative instruments, including S&P 500 futures contracts, to gain exposure to the equity market. During the fiscal year, the Fund invested in S&P 500 futures contracts, which generated a positive return and were a slight contributor to the Fund’s absolute performance. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your investment in Invesco S&P 500 Index Fund.

1	Source: US Bureau of Labor Statistics

2	Source: Bloomberg LP

3	Source: US Federal Reserve

4	Source: Lipper Inc.

Portfolio manager(s):

Pratik Doshi

Peter Hubbard

Michael Jeanette

Tony Seisser

2	Invesco S&P 500 Index Fund

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco S&P 500 Index Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/12

1 Source: RIMES Technologies Corp.

2 Source: Lipper Inc.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco S&P 500 Index Fund

Average Annual Total Returns
As of 8/31/22, including maximum applicable sales charges
Class A Shares
Inception (9/26/97)	7.04%
10 Years	11.82
5 Years	9.97
1 Year	-16.56

Class C Shares
Inception (9/26/97)	7.02%
10 Years	11.78
5 Years	10.43
1 Year	-13.24

Class Y Shares
Inception (9/26/97)	7.54%
10 Years	12.73
5 Years	11.51
1 Year	-11.48

Class R6 Shares
10 Years	12.64%
5 Years	11.57
1 Year	-11.40

Effective June 1, 2010, Class A, Class C and Class I shares of the predecessor fund, Morgan Stanley S&P 500 Index Fund, advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class A, Class C and Class Y shares, respectively, of Invesco S&P 500 Index Fund. Returns shown above, prior to June 1, 2010, for Class A, Class C and Class Y shares are those for Class A, Class C and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of the Fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y and Class R6 shares do not have a front-end sales charge or a

CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco S&P 500 Index Fund

Supplemental Information

Invesco S&P 500 Index Fund’s investment objective is total return through growth of capital and current income.

∎	Unless otherwise stated, information presented in this report is as of August 31, 2022, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The Lipper S&P 500® Objective Funds Index is an unmanaged index considered representative of S&P 500 funds tracked by Lipper.
∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 21-23, 2022, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2021, through December 31, 2021 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus pandemic on the Fund and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco S&P 500 Index Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Information Technology	26.99%

Health Care	13.88

Consumer Discretionary	11.31

Financials	10.73

Communication Services	8.30

Industrials	7.81

Consumer Staples	6.67

Energy	4.61

Utilities	3.10

Real Estate	2.82

Materials	2.51

Money Market Funds Plus Other Assets Less Liabilities	1.27

Top 10 Equity Holdings*

		% of total net assets

1.	Apple, Inc.	7.16%

2.	Microsoft Corp.	5.79

3.	Amazon.com, Inc.	3.29

4.	Tesla, Inc.	2.06

5.	Alphabet, Inc., Class A	1.93

6.	Alphabet, Inc., Class C	1.78

7.	Berkshire Hathaway, Inc., Class B	1.51

8.	UnitedHealth Group, Inc.	1.44

9.	Johnson & Johnson	1.26

10.	Exxon Mobil Corp.	1.19

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of August 31, 2022.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco S&P 500 Index Fund

Schedule of Investments(a)

August 31, 2022

	Shares	Value

Common Stocks & Other Equity Interests-98.73%
Advertising-0.07%
Interpublic Group of Cos., Inc. (The)	23,387	$646,417

Omnicom Group, Inc.	12,308	823,405

		1,469,822

Aerospace & Defense-1.65%
Boeing Co. (The)(b)	33,533	5,373,663

General Dynamics Corp.	13,967	3,197,465

Howmet Aerospace, Inc.	22,343	791,613

Huntington Ingalls Industries, Inc.	2,318	533,743

L3Harris Technologies, Inc.	11,498	2,623,729

Lockheed Martin Corp.	14,268	5,994,129

Northrop Grumman Corp.	8,716	4,166,161

Raytheon Technologies Corp.	89,300	8,014,675

Textron, Inc.	13,097	816,991

TransDigm Group, Inc.	3,131	1,879,821

		33,391,990

Agricultural & Farm Machinery-0.30%
Deere & Co.	16,662	6,085,796

Agricultural Products-0.15%
Archer-Daniels-Midland Co.	33,544	2,948,182

Air Freight & Logistics-0.67%
C.H. Robinson Worldwide, Inc.	7,723	881,580

Expeditors International of Washington, Inc.	10,065	1,035,588

FedEx Corp.	14,213	2,996,243

United Parcel Service, Inc., Class B	44,073	8,572,639

		13,486,050

Airlines-0.20%
Alaska Air Group, Inc.(b)	7,483	325,959

American Airlines Group, Inc.(b)	37,883	492,100

Delta Air Lines, Inc.(b)	38,026	1,181,468

Southwest Airlines Co.(b)	35,195	1,291,657

United Airlines Holdings, Inc.(b)	20,637	722,501

		4,013,685

Alternative Carriers-0.03%
Lumen Technologies, Inc.(c)	54,751	545,320

Apparel Retail-0.31%
Ross Stores, Inc.	20,993	1,811,066

TJX Cos., Inc. (The)	70,010	4,365,124

		6,176,190

Apparel, Accessories & Luxury Goods-0.09%
PVH Corp.	4,071	228,994

Ralph Lauren Corp.	2,762	252,253

Tapestry, Inc.	15,887	551,756

VF Corp.	19,073	790,576

		1,823,579

Application Software-2.16%
Adobe, Inc.(b)	28,316	10,574,327

ANSYS, Inc.(b)	5,185	1,287,435

	Shares	Value

Application Software-(continued)
Autodesk, Inc.(b)	13,069	$2,636,540

Cadence Design Systems, Inc.(b)	16,466	2,861,297

Ceridian HCM Holding, Inc.(b)	7,967	475,152

Citrix Systems, Inc.	7,410	761,526

Intuit, Inc.	16,956	7,321,262

Paycom Software, Inc.(b)	2,861	1,004,783

PTC, Inc.(b)	6,254	718,522

Roper Technologies, Inc.	6,410	2,580,538

salesforce.com, inc.(b)	59,606	9,305,689

Synopsys, Inc.(b)	9,117	3,154,664

Tyler Technologies, Inc.(b)	2,434	904,255

		43,585,990

Asset Management & Custody Banks-0.71%
Ameriprise Financial, Inc.	6,588	1,765,650

Bank of New York Mellon Corp. (The)	44,449	1,845,967

BlackRock, Inc.	8,564	5,706,964

Franklin Resources, Inc.(c)	16,441	428,617

Invesco Ltd.(c)(d)	19,967	328,856

Northern Trust Corp.	12,344	1,173,791

State Street Corp.	21,745	1,486,271

T. Rowe Price Group, Inc.(c)	13,617	1,634,040

		14,370,156

Auto Parts & Equipment-0.10%
Aptiv PLC(b)	16,072	1,501,607

BorgWarner, Inc.	14,027	528,818

		2,030,425

Automobile Manufacturers-2.40%
Ford Motor Co.	238,167	3,629,665

General Motors Co.	88,208	3,370,428

Tesla, Inc.(b)	150,753	41,549,034

		48,549,127

Automotive Retail-0.33%
Advance Auto Parts, Inc.	3,738	630,376

AutoZone, Inc.(b)	1,184	2,509,145

CarMax, Inc.(b)(c)	9,486	838,942

O’Reilly Automotive, Inc.(b)	3,918	2,731,316

		6,709,779

Biotechnology-1.98%
AbbVie, Inc.	105,806	14,226,675

Amgen, Inc.	32,084	7,709,785

Biogen, Inc.(b)	8,726	1,704,886

Gilead Sciences, Inc.	75,592	4,797,824

Incyte Corp.(b)	11,178	787,267

Moderna, Inc.(b)	20,627	2,728,333

Regeneron Pharmaceuticals, Inc.(b)	6,440	3,742,026

Vertex Pharmaceuticals, Inc.(b)	15,247	4,295,995

		39,992,791

Brewers-0.03%
Molson Coors Beverage Co., Class B	11,022	569,507

Broadcasting-0.09%
Fox Corp., Class A	18,471	631,339

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco S&P 500 Index Fund

	Shares	Value

Broadcasting-(continued)
Fox Corp., Class B	8,471	$267,853

Paramount Global, Class B(c)	36,047	843,139

		1,742,331

Building Products-0.42%
A.O. Smith Corp.	7,754	437,713

Allegion PLC	5,248	499,085

Carrier Global Corp.	50,698	1,983,306

Fortune Brands Home & Security, Inc.	7,954	488,614

Johnson Controls International PLC	41,747	2,260,182

Masco Corp.	14,280	726,424

Trane Technologies PLC	13,897	2,141,111

		8,536,435

Cable & Satellite-0.63%
Charter Communications, Inc., Class A(b)	6,904	2,848,798

Comcast Corp., Class A	268,316	9,710,356

DISH Network Corp., Class A(b)(c)	14,609	253,466

		12,812,620

Casinos & Gaming-0.13%
Caesars Entertainment, Inc.(b)(c)	12,701	547,667

Las Vegas Sands Corp.(b)	20,113	756,852

MGM Resorts International	21,080	688,051

PENN Entertainment, Inc.(b)(c)	9,593	299,590

Wynn Resorts Ltd.(b)(c)	6,157	373,053

		2,665,213

Commodity Chemicals-0.17%
Dow, Inc.	43,714	2,229,414

LyondellBasell Industries N.V., Class A	15,621	1,296,543

		3,525,957

Communications Equipment-0.81%
Arista Networks, Inc.(b)	13,328	1,597,761

Cisco Systems, Inc.	249,181	11,143,374

F5, Inc.(b)	3,608	566,673

Juniper Networks, Inc.	19,322	549,131

Motorola Solutions, Inc.	10,034	2,442,376

		16,299,315

Computer & Electronics Retail-0.04%
Best Buy Co., Inc.(c)	12,070	853,228

Construction & Engineering-0.06%
Quanta Services, Inc.	8,466	1,196,246

Construction Machinery & Heavy Trucks-0.52%
Caterpillar, Inc.	32,127	5,934,178

Cummins, Inc.	8,461	1,822,246

PACCAR, Inc.	20,634	1,805,681

Wabtec Corp.	11,100	972,915

		10,535,020

Construction Materials-0.13%
Martin Marietta Materials, Inc.	3,707	1,288,961

Vulcan Materials Co.	7,884	1,312,607

		2,601,568

Consumer Electronics-0.04%
Garmin Ltd.	9,027	798,799

	Shares	Value

Consumer Finance-0.53%
American Express Co.	36,544	$5,554,688

Capital One Financial Corp.	23,431	2,479,468

Discover Financial Services	16,748	1,683,007

Synchrony Financial	29,895	979,061

		10,696,224

Copper-0.13%
Freeport-McMoRan, Inc.	87,225	2,581,860

Data Processing & Outsourced Services-3.13%
Automatic Data Processing, Inc.	24,956	6,099,496

Broadridge Financial Solutions, Inc.	6,937	1,187,406

Fidelity National Information Services, Inc.	36,410	3,326,782

Fiserv, Inc.(b)	34,679	3,509,168

FleetCor Technologies, Inc.(b)	4,610	979,763

Global Payments, Inc.	16,974	2,108,680

Jack Henry & Associates, Inc.	4,331	832,418

Mastercard, Inc., Class A	51,445	16,687,215

Paychex, Inc.	19,547	2,410,927

PayPal Holdings, Inc.(b)	69,219	6,467,824

Visa, Inc., Class A(c)	98,692	19,611,087

		63,220,766

Distillers & Vintners-0.16%
Brown-Forman Corp., Class B	10,688	777,018

Constellation Brands, Inc., Class A	9,765	2,402,678

		3,179,696

Distributors-0.15%
Genuine Parts Co.	8,461	1,320,001

LKQ Corp.	15,689	834,968

Pool Corp.	2,382	807,951

		2,962,920

Diversified Banks-2.65%
Bank of America Corp.	424,199	14,257,328

Citigroup, Inc.	116,975	5,709,550

JPMorgan Chase & Co.	176,161	20,034,791

U.S. Bancorp	81,631	3,723,190

Wells Fargo & Co.	227,547	9,946,079

		53,670,938

Diversified Support Services-0.18%
Cintas Corp.	5,239	2,131,435

Copart, Inc.(b)	12,683	1,517,521

		3,648,956

Drug Retail-0.07%
Walgreens Boots Alliance, Inc.	42,570	1,492,504

Electric Utilities-1.98%
Alliant Energy Corp.	14,874	907,909

American Electric Power Co., Inc.	30,612	3,067,322

Constellation Energy Corp.	19,400	1,582,846

Duke Energy Corp.	46,335	4,953,675

Edison International	22,571	1,529,637

Entergy Corp.	12,460	1,436,638

Evergy, Inc.	13,623	933,584

Eversource Energy	20,426	1,832,008

Exelon Corp.	59,587	2,616,465

FirstEnergy Corp.	33,877	1,339,835

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco S&P 500 Index Fund

	Shares	Value

Electric Utilities-(continued)
NextEra Energy, Inc.	117,888	$10,027,553

NRG Energy, Inc.	14,324	591,295

Pinnacle West Capital Corp.	6,703	505,071

PPL Corp.	44,267	1,287,284

Southern Co. (The)	64,168	4,945,428

Xcel Energy, Inc.	32,467	2,410,675

		39,967,225

Electrical Components & Equipment-0.51%
AMETEK, Inc.	13,744	1,651,479

Eaton Corp. PLC	24,078	3,290,018

Emerson Electric Co.	36,024	2,944,602

Generac Holdings, Inc.(b)(c)	3,749	826,317

Rockwell Automation, Inc.	6,902	1,635,360

		10,347,776

Electronic Components-0.21%
Amphenol Corp., Class A	35,587	2,616,712

Corning, Inc.	44,935	1,542,169

		4,158,881

Electronic Equipment & Instruments-0.23%
Keysight Technologies, Inc.(b)	10,873	1,781,976

Teledyne Technologies, Inc.(b)(c)	2,773	1,021,463

Trimble, Inc.(b)	14,912	943,184

Zebra Technologies Corp., Class A(b)	3,127	943,228

		4,689,851

Electronic Manufacturing Services-0.12%
TE Connectivity Ltd. (Switzerland)	19,345	2,441,532

Environmental & Facilities Services-0.30%
Republic Services, Inc.	12,407	1,770,727

Rollins, Inc.	13,448	454,004

Waste Management, Inc.	22,865	3,864,871

		6,089,602

Fertilizers & Agricultural Chemicals-0.30%
CF Industries Holdings, Inc.	12,743	1,318,391

Corteva, Inc.	43,195	2,653,469

FMC Corp.	7,530	813,842

Mosaic Co. (The)	22,008	1,185,571

		5,971,273

Financial Exchanges & Data-1.15%
Cboe Global Markets, Inc.	6,239	736,015

CME Group, Inc., Class A	21,679	4,240,629

FactSet Research Systems, Inc.	2,245	972,848

Intercontinental Exchange, Inc.	33,382	3,366,575

MarketAxess Holdings, Inc.	2,224	552,864

Moody’s Corp.	9,610	2,734,237

MSCI, Inc.	4,822	2,166,234

Nasdaq, Inc.	20,862	1,241,915

S&P Global, Inc.	20,842	7,340,136

		23,351,453

Food Distributors-0.12%
Sysco Corp.	30,370	2,497,021

Food Retail-0.09%
Kroger Co. (The)	39,592	1,898,040

	Shares	Value

Footwear-0.40%
NIKE, Inc., Class B	75,832	$8,072,316

Gas Utilities-0.05%
Atmos Energy Corp.	8,286	939,467

General Merchandise Stores-0.48%
Dollar General Corp.	13,765	3,268,086

Dollar Tree, Inc.(b)(c)	13,716	1,860,987

Target Corp.	27,939	4,479,739

		9,608,812

Gold-0.10%
Newmont Corp.	47,380	1,959,637

Health Care Distributors-0.31%
AmerisourceBergen Corp.	8,945	1,310,979

Cardinal Health, Inc.	16,573	1,172,042

Henry Schein, Inc.(b)	8,238	604,752

McKesson Corp.	8,665	3,180,055

		6,267,828

Health Care Equipment-2.46%
Abbott Laboratories	105,019	10,780,200

ABIOMED, Inc.(b)	2,705	701,352

Baxter International, Inc.	30,797	1,769,596

Becton, Dickinson and Co.	17,162	4,332,032

Boston Scientific Corp.(b)	86,349	3,480,728

DexCom, Inc.(b)	23,398	1,923,550

Edwards Lifesciences Corp.(b)	37,095	3,342,259

Hologic, Inc.(b)	14,829	1,001,847

IDEXX Laboratories, Inc.(b)	5,039	1,751,657

Intuitive Surgical, Inc.(b)	21,671	4,458,592

Medtronic PLC	80,633	7,089,253

ResMed, Inc.	8,687	1,910,445

STERIS PLC	5,949	1,198,010

Stryker Corp.	20,063	4,116,928

Teleflex, Inc.	2,784	629,908

Zimmer Biomet Holdings, Inc.	12,412	1,319,644

		49,806,001

Health Care Facilities-0.15%
HCA Healthcare, Inc.	13,563	2,683,711

Universal Health Services, Inc., Class B	4,001	391,458

		3,075,169

Health Care REITs-0.20%
Healthpeak Properties, Inc.	32,043	841,129

Ventas, Inc.	23,780	1,138,111

Welltower, Inc.	27,062	2,074,302

		4,053,542

Health Care Services-0.77%
Cigna Corp.	19,137	5,424,383

CVS Health Corp.	78,673	7,721,755

DaVita, Inc.(b)(c)	3,832	326,831

Laboratory Corp. of America Holdings	5,598	1,261,061

Quest Diagnostics, Inc.	7,177	899,350

		15,633,380

Health Care Supplies-0.11%
Align Technology, Inc.(b)	4,357	1,061,801

Cooper Cos., Inc. (The)	2,930	842,199

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco S&P 500 Index Fund

	Shares	Value

Health Care Supplies-(continued)
DENTSPLY SIRONA, Inc.	12,788	$419,063

		2,323,063

Home Furnishings-0.02%
Mohawk Industries, Inc.(b)	3,194	352,490

Home Improvement Retail-1.27%
Home Depot, Inc. (The)	62,007	17,884,059

Lowe’s Cos., Inc.	39,704	7,708,134

		25,592,193

Homebuilding-0.20%
D.R. Horton, Inc.	19,070	1,356,830

Lennar Corp., Class A	15,839	1,226,731

NVR, Inc.(b)	192	794,891

PulteGroup, Inc.	14,822	602,663

		3,981,115

Hotel & Resort REITs-0.04%
Host Hotels & Resorts, Inc.	42,424	753,874

Hotels, Resorts & Cruise Lines-0.57%
Booking Holdings, Inc.(b)	2,451	4,597,610

Carnival Corp.(b)(c)	59,705	564,809

Expedia Group, Inc.(b)	8,925	916,151

Hilton Worldwide Holdings, Inc.	16,560	2,109,082

Marriott International, Inc., Class A	16,693	2,566,382

Norwegian Cruise Line Holdings Ltd.(b)(c)	24,453	319,845

Royal Caribbean Cruises Ltd.(b)	13,323	544,245

		11,618,124

Household Appliances-0.03%
Whirlpool Corp.	3,351	524,767

Household Products-1.41%
Church & Dwight Co., Inc.	14,283	1,195,630

Clorox Co. (The)	7,311	1,055,270

Colgate-Palmolive Co.	50,078	3,916,600

Kimberly-Clark Corp.	20,011	2,551,803

Procter & Gamble Co. (The)	143,888	19,847,910

		28,567,213

Housewares & Specialties-0.02%
Newell Brands, Inc.	22,150	395,378

Human Resource & Employment Services-0.02%
Robert Half International, Inc.	6,513	501,306

Hypermarkets & Super Centers-1.24%
Costco Wholesale Corp.	26,542	13,857,578

Walmart, Inc.	84,228	11,164,422

		25,022,000

Independent Power Producers & Energy Traders-0.05%
AES Corp. (The)	39,614	1,008,176

Industrial Conglomerates-0.83%
3M Co.(c)	34,361	4,272,790

General Electric Co.	66,252	4,865,547

Honeywell International, Inc.	40,746	7,715,255

		16,853,592

	Shares	Value

Industrial Gases-0.59%
Air Products and Chemicals, Inc.	13,396	$3,381,820

Linde PLC (United Kingdom)	30,196	8,541,241

		11,923,061

Industrial Machinery-0.75%
Dover Corp.	8,554	1,068,908

Fortive Corp.	21,306	1,349,309

IDEX Corp.	4,517	908,866

Illinois Tool Works, Inc.	16,971	3,306,460

Ingersoll Rand, Inc.	24,216	1,147,112

Nordson Corp.	3,187	723,991

Otis Worldwide Corp.	25,250	1,823,555

Parker-Hannifin Corp.	7,633	2,022,745

Pentair PLC	9,832	437,524

Snap-on, Inc.	3,176	691,923

Stanley Black & Decker, Inc.	9,000	792,900

Xylem, Inc.	10,712	975,863

		15,249,156

Industrial REITs-0.34%
Duke Realty Corp.	23,559	1,386,447

Prologis, Inc.	44,503	5,541,069

		6,927,516

Insurance Brokers-0.64%
Aon PLC, Class A	12,661	3,535,711

Arthur J. Gallagher & Co.	12,522	2,273,620

Brown & Brown, Inc.	13,931	878,210

Marsh & McLennan Cos., Inc.	29,998	4,840,777

Willis Towers Watson PLC	6,646	1,374,592

		12,902,910

Integrated Oil & Gas-2.30%
Chevron Corp.	117,936	18,640,964

Exxon Mobil Corp.(e)	252,518	24,138,196

Occidental Petroleum Corp.	53,074	3,768,254

		46,547,414

Integrated Telecommunication Services-0.89%
AT&T, Inc.	430,034	7,542,796

Verizon Communications, Inc.	251,902	10,532,023

		18,074,819

Interactive Home Entertainment-0.34%
Activision Blizzard, Inc.	46,609	3,658,340

Electronic Arts, Inc.	16,708	2,119,744

Take-Two Interactive Software, Inc.(b)	9,314	1,141,524

		6,919,608

Interactive Media & Services-4.95%
Alphabet, Inc., Class A(b)	360,315	38,993,289

Alphabet, Inc., Class C(b)	330,489	36,072,875

Match Group, Inc.(b)	16,819	950,778

Meta Platforms, Inc., Class A(b)	137,445	22,393,914

Twitter, Inc.(b)	45,471	1,762,001

		100,172,857

Internet & Direct Marketing Retail-3.40%
Amazon.com, Inc.(b)	524,353	66,472,230

eBay, Inc.	33,374	1,472,795

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco S&P 500 Index Fund

	Shares	Value

Internet & Direct Marketing Retail-(continued)
Etsy, Inc.(b)(c)	7,532	$795,454

		68,740,479

Internet Services & Infrastructure-0.09%
Akamai Technologies, Inc.(b)	9,654	871,563

VeriSign, Inc.(b)	5,741	1,046,125

		1,917,688

Investment Banking & Brokerage-1.07%
Charles Schwab Corp. (The)	90,776	6,440,557

Goldman Sachs Group, Inc. (The)	20,641	6,866,642

Morgan Stanley	84,077	7,165,042

Raymond James Financial, Inc.	11,589	1,209,544

		21,681,785

IT Consulting & Other Services-1.14%
Accenture PLC, Class A	37,983	10,956,576

Cognizant Technology Solutions Corp., Class A	31,209	1,971,473

DXC Technology Co.(b)	14,566	360,946

EPAM Systems, Inc.(b)	3,514	1,498,721

Gartner, Inc.(b)	4,885	1,393,788

International Business Machines Corp.	54,065	6,944,649

		23,126,153

Leisure Products-0.03%
Hasbro, Inc.	7,704	607,229

Life & Health Insurance-0.45%
Aflac, Inc.	35,647	2,118,145

Globe Life, Inc.	5,520	536,489

Lincoln National Corp.	10,089	464,699

MetLife, Inc.	41,205	2,650,717

Principal Financial Group, Inc.	14,421	1,078,114

Prudential Financial, Inc.	22,457	2,150,258

		8,998,422

Life Sciences Tools & Services-1.83%
Agilent Technologies, Inc.	17,845	2,288,621

Bio-Rad Laboratories, Inc., Class A(b)	1,266	614,061

Bio-Techne Corp.	2,335	774,776

Charles River Laboratories International, Inc.(b)	3,000	615,750

Danaher Corp.	38,817	10,477,096

Illumina, Inc.(b)	9,601	1,935,946

IQVIA Holdings, Inc.(b)(c)	11,351	2,413,904

Mettler-Toledo International, Inc.(b)	1,367	1,657,433

PerkinElmer, Inc.	7,498	1,012,680

Thermo Fisher Scientific, Inc.	23,448	12,786,663

Waters Corp.(b)	3,626	1,082,723

West Pharmaceutical Services, Inc.	4,401	1,305,733

		36,965,386

Managed Health Care-2.18%
Centene Corp.(b)	35,329	3,170,424

Elevance Health, Inc.	14,420	6,995,286

Humana, Inc.	7,541	3,633,103

Molina Healthcare, Inc.(b)	3,470	1,170,674

UnitedHealth Group, Inc.	56,181	29,176,479

		44,145,966

	Shares	Value

Metal & Glass Containers-0.05%
Ball Corp.	19,245	$1,074,063

Movies & Entertainment-1.02%
Live Nation Entertainment, Inc.(b)	8,026	725,229

Netflix, Inc.(b)	26,686	5,965,922

Walt Disney Co. (The)(b)	109,181	12,237,007

Warner Bros Discovery, Inc.(b)	134,537	1,781,270

		20,709,428

Multi-line Insurance-0.21%
American International Group, Inc.	47,224	2,443,842

Assurant, Inc.	3,396	538,232

Hartford Financial Services Group, Inc. (The)	19,942	1,282,470

		4,264,544

Multi-Sector Holdings-1.51%
Berkshire Hathaway, Inc., Class B(b)	108,471	30,458,657

Multi-Utilities-0.94%
Ameren Corp.	15,307	1,417,734

CenterPoint Energy, Inc.	37,364	1,178,087

CMS Energy Corp.	17,216	1,162,769

Consolidated Edison, Inc.	21,017	2,054,201

Dominion Energy, Inc.	48,869	3,997,484

DTE Energy Co.(c)	11,512	1,500,474

NiSource, Inc.	24,190	713,847

Public Service Enterprise Group, Inc.	30,044	1,933,632

Sempra Energy	18,735	3,090,713

WEC Energy Group, Inc.	18,740	1,932,844

		18,981,785

Office REITs-0.11%
Alexandria Real Estate Equities, Inc.	8,854	1,358,204

Boston Properties, Inc.	8,445	670,786

Vornado Realty Trust	9,182	240,752

		2,269,742

Oil & Gas Equipment & Services-0.31%
Baker Hughes Co., Class A	55,758	1,408,447

Halliburton Co.	53,700	1,617,981

Schlumberger N.V.	84,259	3,214,481

		6,240,909

Oil & Gas Exploration & Production-1.26%
APA Corp.	20,162	788,536

ConocoPhillips	77,372	8,468,365

Coterra Energy, Inc.	48,035	1,484,762

Devon Energy Corp.	36,590	2,583,986

Diamondback Energy, Inc.	9,946	1,325,603

EOG Resources, Inc.	35,372	4,290,624

Hess Corp.	16,961	2,048,550

Marathon Oil Corp.	42,187	1,079,565

Pioneer Natural Resources Co.	13,489	3,415,684

		25,485,675

Oil & Gas Refining & Marketing-0.43%
Marathon Petroleum Corp.	32,250	3,249,187

Phillips 66	28,678	2,565,534

Valero Energy Corp.	24,291	2,844,962

		8,659,683

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco S&P 500 Index Fund

	Shares	Value

Oil & Gas Storage & Transportation-0.31%
Kinder Morgan, Inc.	115,863	$2,122,610

ONEOK, Inc.	26,495	1,622,289

Williams Cos., Inc. (The)	74,105	2,521,793

		6,266,692

Packaged Foods & Meats-0.95%
Campbell Soup Co.	12,011	605,114

Conagra Brands, Inc.	28,501	979,864

General Mills, Inc.	35,838	2,752,358

Hershey Co. (The)	8,919	2,003,832

Hormel Foods Corp.	16,762	842,793

JM Smucker Co. (The)	6,438	901,256

Kellogg Co.	15,202	1,105,794

Kraft Heinz Co. (The)	42,182	1,577,607

Lamb Weston Holdings, Inc.	8,544	679,504

McCormick & Co., Inc.(c)	14,838	1,247,431

Mondelez International, Inc., Class A	83,484	5,164,320

Tyson Foods, Inc., Class A	17,248	1,300,154

		19,160,027

Paper Packaging-0.24%
Amcor PLC	89,699	1,077,285

Avery Dennison Corp.	4,918	903,043

International Paper Co.	22,094	919,552

Packaging Corp. of America	5,643	772,640

Sealed Air Corp.	8,802	473,636

WestRock Co.	15,419	625,857

		4,772,013

Personal Products-0.17%
Estee Lauder Cos., Inc. (The), Class A	13,809	3,512,733

Pharmaceuticals-4.09%
Bristol-Myers Squibb Co.	127,709	8,608,864

Catalent, Inc.(b)	10,640	936,320

Eli Lilly and Co.	47,228	14,226,491

Johnson & Johnson	157,580	25,423,957

Merck & Co., Inc.	151,486	12,930,845

Organon & Co.	14,833	423,186

Pfizer, Inc.	335,679	15,182,761

Viatris, Inc.	70,757	675,729

Zoetis, Inc.	28,110	4,400,058

		82,808,211

Property & Casualty Insurance-0.78%
Allstate Corp. (The)	16,393	1,975,357

Chubb Ltd.	25,589	4,837,600

Cincinnati Financial Corp.(c)	8,903	863,235

Loews Corp.	11,610	642,149

Progressive Corp. (The)	35,249	4,323,290

Travelers Cos., Inc. (The)	14,333	2,316,786

W.R. Berkley Corp.	12,446	806,501

		15,764,918

Publishing-0.03%
News Corp., Class A	22,994	389,058

News Corp., Class B	6,973	120,215

		509,273

Railroads-0.79%
CSX Corp.	129,611	4,102,188

	Shares	Value

Railroads-(continued)
Norfolk Southern Corp.	14,237	$3,461,442

Union Pacific Corp.	37,685	8,460,659

		16,024,289

Real Estate Services-0.08%
CBRE Group, Inc., Class A(b)	19,884	1,570,041

Regional Banks-1.00%
Citizens Financial Group, Inc.	29,153	1,069,332

Comerica, Inc.	7,650	614,295

Fifth Third Bancorp	40,624	1,387,310

First Republic Bank	10,649	1,616,838

Huntington Bancshares, Inc.	84,729	1,135,369

KeyCorp	54,935	971,800

M&T Bank Corp.	10,916	1,984,310

PNC Financial Services Group, Inc. (The)	24,654	3,895,332

Regions Financial Corp.	55,771	1,208,557

Signature Bank	3,728	650,014

SVB Financial Group(b)	3,490	1,418,755

Truist Financial Corp.	79,313	3,715,021

Zions Bancorporation N.A.	9,391	516,787

		20,183,720

Reinsurance-0.03%
Everest Re Group Ltd.	2,339	629,308

Research & Consulting Services-0.27%
Equifax, Inc.	7,249	1,368,249

Jacobs Solutions, Inc.	7,623	949,673

Leidos Holdings, Inc.	8,336	792,337

Nielsen Holdings PLC	20,990	584,362

Verisk Analytics, Inc.	9,576	1,792,244

		5,486,865

Residential REITs-0.34%
AvalonBay Communities, Inc.	8,302	1,667,955

Camden Property Trust	6,350	816,038

Equity Residential	20,303	1,485,773

Essex Property Trust, Inc.	3,877	1,027,638

Mid-America Apartment Communities, Inc.	6,852	1,135,171

UDR, Inc.	17,769	797,295

		6,929,870

Restaurants-1.15%
Chipotle Mexican Grill, Inc.(b)	1,672	2,669,850

Darden Restaurants, Inc.(c)	7,593	939,330

Domino’s Pizza, Inc.	2,162	803,961

McDonald’s Corp.	44,352	11,189,122

Starbucks Corp.	69,085	5,807,976

Yum! Brands, Inc.	17,149	1,907,655

		23,317,894

Retail REITs-0.31%
Federal Realty Investment Trust	4,205	425,840

Kimco Realty Corp.	36,639	772,350

Realty Income Corp.	35,862	2,448,657

Regency Centers Corp.	9,015	548,473

Simon Property Group, Inc.	19,525	1,991,160

		6,186,480

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco S&P 500 Index Fund

	Shares	Value

Semiconductor Equipment-0.78%
Applied Materials, Inc.	52,826	$4,969,342

Enphase Energy, Inc.(b)	8,199	2,348,521

KLA Corp.	8,953	3,080,996

Lam Research Corp.	8,287	3,628,960

SolarEdge Technologies, Inc.(b)(c)	3,302	911,253

Teradyne, Inc.	9,686	819,823

		15,758,895

Semiconductors-4.29%
Advanced Micro Devices, Inc.(b)	97,196	8,249,025

Analog Devices, Inc.	31,573	4,784,257

Broadcom, Inc.	24,458	12,207,232

Intel Corp.	245,405	7,833,328

Microchip Technology, Inc.	33,034	2,155,469

Micron Technology, Inc.	66,532	3,761,054

Monolithic Power Systems, Inc.	2,690	1,219,054

NVIDIA Corp.	149,914	22,628,019

NXP Semiconductors N.V. (China)	15,800	2,600,364

ON Semiconductor Corp.(b)	25,901	1,781,212

Qorvo, Inc.(b)	6,448	578,901

QUALCOMM, Inc.	66,961	8,856,931

Skyworks Solutions, Inc.	9,662	952,190

Texas Instruments, Inc.	55,254	9,128,513

		86,735,549

Soft Drinks-1.60%
Coca-Cola Co. (The)	233,616	14,416,443

Keurig Dr Pepper, Inc.	43,972	1,676,213

Monster Beverage Corp.(b)	22,321	1,982,774

PepsiCo, Inc.	82,800	14,263,956

		32,339,386

Specialized REITs-1.40%
American Tower Corp.	27,917	7,092,314

Crown Castle, Inc.	25,814	4,409,806

Digital Realty Trust, Inc.	17,348	2,144,733

Equinix, Inc.	5,427	3,567,547

Extra Space Storage, Inc.	7,955	1,580,897

Iron Mountain, Inc.	17,204	905,102

Public Storage	9,235	3,055,215

SBA Communications Corp., Class A	6,463	2,102,091

VICI Properties, Inc.	57,407	1,893,857

Weyerhaeuser Co.	44,401	1,516,738

		28,268,300

Specialty Chemicals-0.70%
Albemarle Corp.	6,949	1,862,054

Celanese Corp.	6,369	706,067

DuPont de Nemours, Inc.	30,310	1,686,449

Eastman Chemical Co.(c)	7,865	715,715

Ecolab, Inc.	14,811	2,426,486

International Flavors & Fragrances, Inc.	15,125	1,671,010

PPG Industries, Inc.	14,104	1,790,926

Sherwin-Williams Co. (The)	14,332	3,326,457

		14,185,164

Specialty Stores-0.15%
Bath & Body Works, Inc.	14,216	530,684

Tractor Supply Co.	6,761	1,251,799

	Shares	Value

Specialty Stores-(continued)
Ulta Beauty, Inc.(b)	3,114	$1,307,475

		3,089,958

Steel-0.10%
Nucor Corp.	15,860	2,108,428

Systems Software-6.53%
Fortinet, Inc.(b)	40,312	1,962,791

Microsoft Corp.	448,032	117,146,927

NortonLifeLock, Inc.	34,571	780,959

Oracle Corp.	94,407	7,000,279

ServiceNow, Inc.(b)	12,078	5,249,341

		132,140,297

Technology Distributors-0.07%
CDW Corp.	8,063	1,376,354

Technology Hardware, Storage & Peripherals-7.43%
Apple, Inc.	921,059	144,808,896

Hewlett Packard Enterprise Co.	76,528	1,040,781

HP, Inc.	62,794	1,802,816

NetApp, Inc.	13,084	943,749

Seagate Technology Holdings PLC	12,029	805,462

Western Digital Corp.(b)	18,591	785,655

		150,187,359

Tobacco-0.68%
Altria Group, Inc.	108,324	4,887,579

Philip Morris International, Inc.	93,002	8,880,761

		13,768,340

Trading Companies & Distributors-0.22%
Fastenal Co.	34,196	1,721,085

United Rentals, Inc.(b)	4,303	1,256,648

W.W. Grainger, Inc.	2,571	1,426,751

		4,404,484

Trucking-0.12%
J.B. Hunt Transport Services, Inc.	4,992	868,708

Old Dominion Freight Line, Inc.	5,535	1,502,254

		2,370,962

Water Utilities-0.08%
American Water Works Co., Inc.	10,784	1,600,885

Wireless Telecommunication Services-0.25%
T-Mobile US, Inc.(b)	35,565	5,119,937

Total Common Stocks & Other Equity Interests (Cost $828,424,900)		1,996,712,649

Money Market Funds-1.25%
Invesco Government & Agency Portfolio, Institutional Class, 2.22%(d)(f)	9,532,355	9,532,355

Invesco Liquid Assets Portfolio, Institutional Class, 2.26%(d)(f)	4,880,355	4,881,331

Invesco Treasury Portfolio, Institutional Class, 2.14%(d)(f)	10,894,120	10,894,120

Total Money Market Funds (Cost $25,304,641)		25,307,806

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.98% (Cost $853,729,541)		2,022,020,455

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco S&P 500 Index Fund

	Shares	Value

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-2.14%
Invesco Private Government Fund, 2.29%(d)(f)(g)	12,103,315	$12,103,315

Invesco Private Prime Fund, 2.37%(d)(f)(g)	31,119,699	31,122,812

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $43,223,672)		43,226,127

TOTAL INVESTMENTS IN SECURITIES-102.12% (Cost $896,953,213)		2,065,246,582

OTHER ASSETS LESS LIABILITIES-(2.12)%		(42,811,970)

NET ASSETS-100.00%		$2,022,434,612

Investment Abbreviations:

REIT - Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2022.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

	Value August 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2022	Dividend Income
Invesco Ltd.	$544,760	$12,290	$(54,010)	$(165,331)	$(8,853)	$328,856	$14,173
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	20,330,313	53,646,223	(64,444,181)	-	-	9,532,355	51,991
Invesco Liquid Assets Portfolio, Institutional Class	12,827,772	38,089,947	(46,031,559)	56	(4,885)	4,881,331	26,617
Invesco Treasury Portfolio, Institutional Class	23,234,644	61,309,970	(73,650,494)	-	-	10,894,120	52,337
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	1,238,395	216,917,987	(206,053,067)	-	-	12,103,315	99,581	*
Invesco Private Prime Fund	2,889,590	468,287,203	(440,042,733)	2,455	(13,703)	31,122,812	282,128	*
Total	$61,065,474	$838,263,620	$(830,276,044)	$(162,820)	$(27,441)	$68,862,789	$526,827

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J.
(f)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation
Equity Risk
E-Mini S&P 500 Index	142	September-2022	$28,091,150	$250,196	$250,196

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco S&P 500 Index Fund

Statement of Assets and Liabilities

August 31, 2022

Assets:

Investments in unaffiliated securities, at value (Cost $ 827,975,003)*	$1,996,383,793

Investments in affiliates, at value (Cost $ 68,978,210)	68,862,789

Cash	47,884

Receivable for:
Fund shares sold	1,853,340

Dividends	3,324,846

Investment for trustee deferred compensation and retirement plans	79,971

Other assets	73,328

Total assets	2,070,625,951

Liabilities:

Other investments:
Variation margin payable - futures contracts	221,773

Payable for:

Fund shares reacquired	3,096,297

Collateral upon return of securities loaned	43,223,672

Accrued fees to affiliates	1,297,253

Accrued trustees’ and officers’ fees and benefits	3,095

Accrued other operating expenses	254,934

Trustee deferred compensation and retirement plans	94,315

Total liabilities	48,191,339

Net assets applicable to shares outstanding	$2,022,434,612

Net assets consist of:

Shares of beneficial interest	$863,686,669

Distributable earnings	1,158,747,943

$2,022,434,612

Net Assets:

Class A	$1,392,432,629

Class C	$329,140,069

Class Y	$284,423,508

Class R6	$16,438,406

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	33,202,150

Class C	8,192,763

Class Y	6,681,619

Class R6	385,777

Class A:
Net asset value per share	$41.94

Maximum offering price per share (Net asset value of $41.94 ÷ 94.50%)	$44.38

Class C:
Net asset value and offering price per share	$40.17

Class Y:
Net asset value and offering price per share	$42.57

Class R6:
Net asset value and offering price per share	$42.61

*	At August 31, 2022, securities with an aggregate value of $41,803,161 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco S&P 500 Index Fund

Statement of Operations

For the year ended August 31, 2022

Investment income:

Dividends (net of foreign withholding taxes of $6,582)	$32,339,745

Dividends from affiliates (includes securities lending income of $44,257)	189,375

Total investment income	32,529,120

Expenses:

Advisory fees	2,588,976

Administrative services fees	322,517

Distribution fees:
Class A	3,734,099

Class C	3,731,990

Transfer agent fees – A, C and Y	2,708,771

Transfer agent fees – R6	4,042

Trustees’ and officers’ fees and benefits	34,650

Registration and filing fees	102,652

Licensing fees	496,260

Reports to shareholders	45,288

Professional services fees	61,859

Other	25,527

Total expenses	13,856,631

Less: Fees waived and/or expenses reimbursed	(27,671)

Net expenses	13,828,960

Net investment income	18,700,160

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Unaffiliated investment securities	1,855,928

Affiliated investment securities	(27,441)

Futures contracts	(1,064,743)

763,744

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(289,054,403)

Affiliated investment securities	(162,820)

Futures contracts	(3,142,710)

(292,359,933)

Net realized and unrealized gain (loss)	(291,596,189)

Net increase (decrease) in net assets resulting from operations	$(272,896,029)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco S&P 500 Index Fund

Statement of Changes in Net Assets

For the years ended August 31, 2022 and 2021

	2022	2021

Operations:

Net investment income	$18,700,160	$16,166,054

Net realized gain	763,744	25,692,526

Change in net unrealized appreciation (depreciation)	(292,359,933)	475,307,322

Net increase (decrease) in net assets resulting from operations	(272,896,029)	517,165,902

Distributions to shareholders from distributable earnings:

Class A	(30,656,639)	(15,460,766)

Class C	(5,524,672)	(2,399,908)

Class Y	(6,585,646)	(2,976,739)

Class R6	(322,866)	(135,315)

Total distributions from distributable earnings	(43,089,823)	(20,972,728)

Share transactions–net:

Class A	62,649,656	57,177,326

Class C	(18,470,272)	(46,628,802)

Class Y	43,987,251	23,700,204

Class R6	5,899,741	2,029,732

Net increase in net assets resulting from share transactions	94,066,376	36,278,460

Net increase (decrease) in net assets	(221,919,476)	532,471,634

Net assets:

Beginning of year	2,244,354,088	1,711,882,454

End of year	$2,022,434,612	$2,244,354,088

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco S&P 500 Index Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 08/31/22	$48.42	$0.44	$ (5.97)	$(5.53)	$(0.39)	$(0.56)	$(0.95)	$41.94	(11.70)%		$1,392,433	0.54%		0.54%		0.95%		2%
Year ended 08/31/21	37.59	0.39	10.94	11.33	(0.43)	(0.07)	(0.50)	48.42	30.46		1,544,523	0.54		0.54		0.93		5
Year ended 08/31/20	31.59	0.45	6.21	6.66	(0.45)	(0.21)	(0.66)	37.59	21.33	(d)	1,147,062	0.54	(d)	0.54	(d)	1.36	(d)	2
Year ended 08/31/19	31.63	0.45	0.20	0.65	(0.42)	(0.27)	(0.69)	31.59	2.36	(d)	906,581	0.55	(d)	0.55	(d)	1.47	(d)	3
Year ended 08/31/18	26.93	0.38	4.69	5.07	(0.37)	–	(0.37)	31.63	18.96		805,009	0.57		0.57		1.30		4
Class C
Year ended 08/31/22	46.48	0.09	(5.75)	(5.66)	(0.09)	(0.56)	(0.65)	40.17	(12.38)		329,140	1.29		1.29		0.20		2
Year ended 08/31/21	36.09	0.12	10.52	10.64	(0.18)	(0.07)	(0.25)	46.48	29.65	(e)	400,963	1.18	(e)	1.18	(e)	0.29	(e)	5
Year ended 08/31/20	30.36	0.19	5.96	6.15	(0.21)	(0.21)	(0.42)	36.09	20.41		353,371	1.30		1.30		0.60		2
Year ended 08/31/19	30.43	0.21	0.21	0.42	(0.22)	(0.27)	(0.49)	30.36	1.60		294,011	1.31		1.31		0.71		3
Year ended 08/31/18	25.95	0.17	4.51	4.68	(0.20)	–	(0.20)	30.43	18.11	(e)	345,823	1.29	(e)	1.29	(e)	0.58	(e)	4
Class Y
Year ended 08/31/22	49.12	0.56	(6.05)	(5.49)	(0.50)	(0.56)	(1.06)	42.57	(11.48)		284,424	0.29		0.29		1.20		2
Year ended 08/31/21	38.11	0.50	11.10	11.60	(0.52)	(0.07)	(0.59)	49.12	30.80		286,102	0.29		0.29		1.18		5
Year ended 08/31/20	32.01	0.53	6.30	6.83	(0.52)	(0.21)	(0.73)	38.11	21.62		203,430	0.30		0.30		1.60		2
Year ended 08/31/19	32.04	0.53	0.20	0.73	(0.49)	(0.27)	(0.76)	32.01	2.62		181,204	0.31		0.31		1.71		3
Year ended 08/31/18	27.26	0.46	4.75	5.21	(0.43)	–	(0.43)	32.04	19.29		152,974	0.32		0.32		1.55		4
Class R6
Year ended 08/31/22	49.15	0.60	(6.05)	(5.45)	(0.53)	(0.56)	(1.09)	42.61	(11.40)		16,438	0.20		0.20		1.29		2
Year ended 08/31/21	38.13	0.53	11.09	11.62	(0.53)	(0.07)	(0.60)	49.15	30.86		12,765	0.24		0.24		1.23		5
Year ended 08/31/20	32.02	0.55	6.31	6.86	(0.54)	(0.21)	(0.75)	38.13	21.70		8,020	0.24		0.24		1.66		2
Year ended 08/31/19	32.05	0.54	0.20	0.74	(0.50)	(0.27)	(0.77)	32.02	2.65		5,646	0.26		0.26		1.76		3
Year ended 08/31/18	27.28	0.48	4.75	5.23	(0.46)	–	(0.46)	32.05	19.33		4,186	0.29		0.29		1.58		4

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% for the years ended August 31, 2020 and 2019, respectively.

(e)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.89% and 0.97% for the years ended August 31, 2021 and August 31, 2018, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco S&P 500 Index Fund

Notes to Financial Statements

August 31, 2022

NOTE 1–Significant Accounting Policies

Invesco S&P 500 Index Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of four different classes of shares: Class A, Class C, Class Y and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available and unreliable are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used.

20	Invesco S&P 500 Index Fund

Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are

21	Invesco S&P 500 Index Fund

net of compensation to counterparties, are included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

On September 29, 2021, the Board of Trustees appointed the Adviser to serve as an affiliated securities lending agent for the Fund. Prior to September 29, 2021, the Bank of New York Mellon (the “BNYM”) served as the sole securities lending agent for the Fund under the securities lending program. BNYM also continues to serve as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended August 31, 2022, the Fund paid the Adviser $3,292 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services are included in Dividends from affiliates on the Statement of Operations.

J.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

K.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

L.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and    pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $2 billion	0.120%

Over $2 billion	0.100%

For the year ended August 31, 2022, the effective advisory fee rate incurred by the Fund was 0.12%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2023, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 shares to 2.00%, 2.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2024, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended August 31, 2022, the Adviser waived advisory fees of $24,973.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the

22	Invesco S&P 500 Index Fund

average daily net assets of Class A shares and up to a maximum annual rate of 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2022, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2022, IDI advised the Fund that IDI retained $304,525 in front-end sales commissions from the sale of Class A shares and $3,745 and $17,962 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the year ended August 31, 2022, the Fund incurred $7,782 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$1,996,712,649	$–	$–	$1,996,712,649

Money Market Funds	25,307,806	43,226,127	–	68,533,933

Total Investments in Securities	2,022,020,455	43,226,127	–	2,065,246,582

Other Investments - Assets*

Futures Contracts	250,196	–	–	250,196

Total Investments	$2,022,270,651	$43,226,127	$–	$2,065,496,778

*	Unrealized appreciation.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2022:

Value
Derivative Assets	Equity Risk

Unrealized appreciation on futures contracts –Exchange-Traded(a)	$250,196

Derivatives not subject to master netting agreements	(250,196)

Total Derivative Assets subject to master netting agreements	$–

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

23	Invesco S&P 500 Index Fund

Effect of Derivative Investments for the year ended August 31, 2022

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Equity Risk
Realized Gain (Loss):
Futures contracts	$(1,064,743)
Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	(3,142,710)
Total	$(4,207,453)

The table below summarizes the average notional value of derivatives held during the period.

Futures Contracts

Average notional value	$44,459,200

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2022, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,698.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2022 and 2021:

	2022	2021

Ordinary income*	$23,767,779	$20,227,583

Long-term capital gain	19,322,044	745,145

Total distributions	$43,089,823	$20,972,728

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2022

Undistributed ordinary income	$12,476,225

Net unrealized appreciation – investments	1,150,219,242

Temporary book/tax differences	(64,440)

Post-October capital loss deferral	(3,883,084)

Shares of beneficial interest	863,686,669

Total net assets	$2,022,434,612

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

24	Invesco S&P 500 Index Fund

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of August 31, 2022.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2022 was $137,163,669 and $38,930,701, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$1,186,906,173

Aggregate unrealized (depreciation) of investments	(36,686,931)

Net unrealized appreciation of investments	$1,150,219,242

Cost of investments for tax purposes is $915,277,536.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of REITs, on August 31, 2022, undistributed net investment income was decreased by $601,070 and undistributed net realized gain (loss) was increased by $601,070. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 11–Share Information

		Summary of Share Activity

	Year ended		Year ended
	August 31, 2022(a)		August 31, 2021
	Shares	Amount	Shares	Amount

Sold:
Class A	4,519,315	$208,693,476	4,971,647	$206,016,268

Class C	1,215,205	53,651,131	1,302,447	51,642,891

Class Y	2,834,966	133,402,035	1,904,322	82,291,355

Class R6	218,902	10,153,148	123,806	5,160,715

Issued as reinvestment of dividends:
Class A	555,173	27,286,842	348,313	13,688,657

Class C	106,663	5,049,443	56,358	2,135,409

Class Y	108,842	5,420,328	61,920	2,464,434

Class R6	6,202	308,974	3,297	131,244

Automatic conversion of Class C shares to Class A shares:
Class A	679,046	31,059,957	772,752	31,852,103

Class C	(707,353)	(31,059,957)	(803,172)	(31,852,103)

Reacquired:
Class A	(4,447,608)	(204,390,619)	(4,710,872)	(194,379,702)

Class C	(1,048,533)	(46,110,889)	(1,720,113)	(68,554,999)

Class Y	(2,086,614)	(94,835,112)	(1,479,585)	(61,055,585)

Class R6	(99,040)	(4,562,381)	(77,711)	(3,262,227)

Net increase in share activity	1,855,166	$94,066,376	753,409	$36,278,460

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 44% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

25	Invesco S&P 500 Index Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco S&P 500 Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco S&P 500 Index Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the “Fund”) as of August 31, 2022, the related statement of operations for the year ended August 31, 2022, the statement of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2022 and the financial highlights for each of the five years in the period ended August 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Houston, Texas
October 21, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

26	Invesco S&P 500 Index Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2022 through August 31, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/22)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$909.20	$2.65	$1,022.43	$2.80	0.55%
Class C	1,000.00	905.60	6.24	1,018.65	6.61	1.30
Class Y	1,000.00	910.40	1.44	1,023.69	1.53	0.30
Class R6	1,000.00	910.70	0.96	1,024.20	1.02	0.20

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2022 through August 31, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

27	Invesco S&P 500 Index Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2022, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco S&P 500 Index Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2022. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2022 and June 13, 2022, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to detailed follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2022.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the remote and hybrid working environment resulting from the novel coronavirus (“COVID-19”) pandemic and paved the way for a hybrid working framework in a normalized environment as employees return to the office. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the

Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2021 to the performance of funds in the Broadridge performance universe and against the S&P 500® Index (Index). The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was reasonably comparable to the performance of the Index for the one, three and five year periods. The Board noted that the Fund seeks to track the investment results of the Index, and that the Fund’s performance will typically lag the Index due to the fees associated with the Fund. The Board noted that the Fund is passively managed and discussed reasons for differences in the Fund’s performance versus its

28	Invesco S&P 500 Index Fund

peers and the Index. The Board considered that the Fund underwent a change in portfolio management in 2020. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

    The Board also compared the Fund’s effective advisory fee rate (defined for this purpose as the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other similarly managed affiliated exchange traded funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of as of December 31, 2021.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board considered information from Invesco Advisers regarding the levels of the Fund’s breakpoints in light of current assets. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted

that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

    The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the

29	Invesco S&P 500 Index Fund

federal securities laws and consistent with best execution obligations.

30	Invesco S&P 500 Index Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2022:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$19,322,044
Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	100.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Short-Term Capital Gain Distributions	$7,220,596

31	Invesco S&P 500 Index Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			190	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco S&P 500 Index Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee and Chair	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	190	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	190	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	190	Insperity, Inc. (formerly known as Administaff) (human resources provider); Member of Regional Board of Directors and Board of Directors, First Financial Bancorp (regional bank)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			190

Formerly:

Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee

Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	190	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2003	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	190	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco S&P 500 Index Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			190	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury and Director, ON Semiconductor Corporation (semiconductor manufacturing)	190	None
Ann Barnett Stern[2] – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment, Inc. a private philanthropic institution (private philanthropic institution) Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP and Andrews & Kurth LLP	190	Trustee and Board Vice Chair of Holdsworth Center (non-profit); Trustee and Chair of Nomination/Governance Committee, Good Reason Houston, (non-profit); Trustee and Investment Committee member of University of Texas Law School Foundation (non-profit); Board Member of Greater Houston Partnership (non-profit); Advisory Board member, Baker Institute for Public Policy at Rice University (non-profit) Formerly: Director and Audit Committee Member of Federal Reserve Bank of Dallas
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	190	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management, 1994-2007; Trustee and Chair, Weiss Peck and Greer Funds Board, 2004-2005; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management, 1984-1994.	190	Formerly: Trustee and Governance Chair, Oppenheimer Funds, 2014-2019; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America, 2016-2019

[2]	Effective September 14, 2022, Ms. Ann Barnett Stern resigned as a Trustee of the Trust.

T-3	Invesco S&P 500 Index Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	2003

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg –1974 Senior Vice President	2019

Senior Vice President, Invesco Group Services, Inc.; Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco S&P 500 Index Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco S&P 500 Index Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds; and Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets)

Formerly, Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; Associate, Gaston Snow & Ely Bartlett

			N/A	N/A
			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco S&P 500 Index Fund

(This page intentionally left blank)

(This page intentionally left blank)

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

     Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-09913 and 333-36074	Invesco Distributors, Inc.	MS-SPI-AR-1

Annual Report to Shareholders	August 31, 2022

Invesco Senior Floating Rate Fund

Nasdaq:

A: OOSAX ∎ C: OOSCX ∎ R: OOSNX ∎ Y: OOSYX ∎ R5: SFRRX ∎ R6: OOSIX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

6	Liquidity Risk Management Program

8	Schedule of Investments

27	Financial Statements

30	Financial Highlights

31	Notes to Financial Statements

41	Report of Independent Registered Public Accounting Firm

42	Fund Expenses

43	Approval of Investment Advisory and Sub-Advisory Contracts

45	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended August 31, 2022, Class A shares of Invesco Senior Floating Rate Fund (the Fund), at net asset value (NAV), underperformed the JP Morgan Leveraged Loan Index.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/21 to 8/31/22, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	0.40%
Class C Shares	-0.49
Class R Shares	0.29
Class Y Shares	0.77
Class R5 Shares	0.88
Class R6 Shares	0.72
Custom Invesco Senior Floating Rate Index▼	0.70
JP Morgan Leveraged Loan Index∎	0.70

Source(s): ▼Invesco, Bloomberg LP; ∎Bloomberg LP

Market conditions and your Fund

During the fiscal year covered by this report, the senior loan market was characterized by risk aversion in reaction to escalating geopolitical turmoil in Ukraine, persistent inflation, rapidly escalating interest rate expectations, rising energy prices, and a softening economic growth outlook. The confluence of these various pressures drove flows out of capital markets and caused risk premia to widen. Despite these circumstances, loans continued to outperform other risk assets through the end of the fiscal year. Loans’ relative resilience to intensifying market headwinds served as a lower volatility asset class that features defensive positioning within issuers’ capital structures and has delivered strong yields over the recent fiscal year, yields which tend to grow as rates ascend. The last few months of the fiscal year saw a reversal in overall market performance, with the broad loan market up from the second quarter of 2022 lows. Senior loans’ defensive positioning at the top of the capital structure and floating rate feature benefited the asset class during these bouts of risk aversion and inflation jitters, while the current, relatively high, level of coupons helped the asset class maintain stable performance during the fiscal year relative to traditional asset classes.

    Senior loans returned 0.70%, as represented by the JP Morgan Leveraged Loan Index during the Fund’s fiscal year.1 Throughout the 2021 calendar year risk assets performed well, and loans were no exception returning 5.46%.1 The first month of 2022 continued this trend, however geopolitical turmoil and inflation began to influence performance by February. Loans suffered a weak second quarter of 2022, down 4.05%,1 driven largely by technical factors and not fundamentals. In particular, the risk-off sentiment in other markets led to retail outflows and, more importantly, a lack of new collateralized loan obligation (CLO) creation (which represents 65% of loan demand) in May and June of 2022. At their low point, loan prices as of June 30, 2022, were implying a 7.9% 2 default rate in the market, in excess of forecasted default rates for 2023 and the rolling twelve-month default rate.3 This has been fairly typical of other historical selloffs where the market overshoots compensating investors for actual defaults and then rallies sharply as buyers step in. Since the end of June 2022, CLO creation has come back in earnest, driving prices sharply higher. Loans were up 1.93% in July and another 1.51% in August, bringing the average price to $95.23.1 Loans, represented by the Credit Suisse Leveraged Loan Index, are down 1.17% year-to-date and have outperformed high yield bonds by approximately 900 basis points (bps).2,4 In addition to CLO buyers, we believe regular way cash buyers have recognized that the market was overcompensating them for defaults and have stepped in, viewing this as a buying opportunity. During the fiscal year, BB-, B- and CCC-rated† loans returned 1.46%, 0.46% and -6.04%, respectively.2 Energy was the best performing sector, returning 4.84% for the fiscal year, while consumer durables was the worst performing sector returning -5.53%.2

    The loan market continues to benefit from strong supportive fundamental backdrops. As of the first quarter of 2022, overall leverage for loan issuers (excluding gaming and transportation) declined for a fourth consecutive quarter, while at the same time corporate profits have remained robust.1 The second quarter of 2022 saw interest coverage ratios reach a record high, despite continued rising rates.5 With approximately 0.5% of the market trading at distressed levels and minimal near-term maturity challenges, we believe the market is poised to experience relatively low defaults for the foreseeable future as is historically typical following peaks in default rates (absent any drastic changes in earnings/ liquidity conditions). Spreads and yields remain robust, with the average loan coupon now surpassing the average coupon for high-yield bonds for the first time on record.1 We anticipate that this will benefit current investors and drive-up potential demand.

    As of August 31, 2022, the 12-month default rate was 0.60%.3 Issuer fundamentals ended the most recent quarter with a strong ability to service their debt, even in a rising rate environment. Interest coverage ratios are near their highs, currently 4.3x, 5 so companies have sufficient ability to absorb higher rates. Additionally, leverage levels have returned to pre-pandemic levels as borrowers have repaired their balance sheets and pushed out their maturities. As of June 30, 2022, only 2.6% of outstanding loans mature in the next 18 months so there is little refinancing risk in the market.1 The average price of loans in the Credit Suisse Leveraged Loan Index was $94.19 as of August 31, 2022.2 Given the price of senior loans at the end of the fiscal year, they provided a 9.24% yield (represented by the yield to 3-year life).2

    During the fiscal year ending August 31, 2022, ACNR, Tribune Resources and Libbey Glass all contributed to absolute Fund performance, while Riverbed Technology, Avaya and Diamond Sports all detracted from absolute Fund performance.

    In managing the Fund, we seek out the best risk-adjusted return opportunities. We seek to efficiently allocate risk within the portfolio to maximize risk-adjusted returns through five different considerations consisting of credit selection, sector migration, risk positioning, asset selection and trading.

    The senior loan asset class behaves differently from many traditional fixed-income investments. The interest income generated by a portfolio of senior loans is usually determined by a fixed-credit spread over the London Interbank Offered Rate (Libor) or a similar reference rate. Because senior loans generally have a very short duration and the coupons, or interest rates, are usually adjusted every 30 to 90 days as the reference rate changes, the yield on the portfolio adjusts. Interest rate risk refers to the tendency for traditional fixed-income prices to decline when interest rates rise. For senior loans, however, interest rates and income are variable and the prices of loans are therefore less sensitive to interest rate changes than traditional fixed-income bonds. As a result, senior loans can provide a natural hedge against rising interest rates.

    We are monitoring interest rates, the market and economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the US Federal Reserve and other central banks. If interest rates rise or fall faster than expected,

2	Invesco Senior Floating Rate Fund

markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments and the market price of the Fund’s shares.

    As always, we appreciate your continued participation in Invesco Senior Floating Rate Fund.

1	Source: JP Morgan

2	Source: Credit Suisse Leveraged Loan Index

3	Source: Morningstar LSTA US Leveraged Loan Index

4	Source: Credit Suisse High Yield Index

5	Source: Pitchbook LCD

†A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. For more information on rating methodologies, please visit the following NRSRO websites: standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage; moodys.com and select “Rating Methodologies” under Research and Ratings on the homepage; and fitchratings.com and select “Ratings Definitions” on the homepage.

Portfolio manager(s):

Thomas Ewald

David Lukkes

Philip Yarrow

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Senior Floating Rate Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/12

1 Source: Invesco, Bloomberg LP

2 Source: Bloomberg LP

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Senior Floating Rate Fund

Average Annual Total Returns
As of 8/31/22, including maximum applicable sales charges
Class A Shares
Inception (9/8/99)	3.91%
10 Years	2.38
5 Years	0.45
1 Year	-2.89

Class C Shares
Inception (9/8/99)	3.88%
10 Years	2.15
5 Years	0.33
1 Year	-1.44

Class R Shares
Inception (10/26/12)	2.36%
5 Years	0.88
1 Year	0.29

Class Y Shares
Inception (11/28/05)	3.75%
10 Years	3.00
5 Years	1.38
1 Year	0.77

Class R5 Shares
10 Years	2.84%
5 Years	1.33
1 Year	0.88

Class R6 Shares
Inception (10/26/12)	2.95%
5 Years	1.45
1 Year	0.72

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer Senior Floating Rate Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer Senior Floating Rate Fund. The Fund was subsequently renamed the Invesco Senior Floating Rate Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on

Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 3.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Senior Floating Rate Fund

Supplemental Information

Invesco Senior Floating Rate Fund’s investment objective is to seek income.

∎	Unless otherwise stated, information presented in this report is as of August 31, 2022, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The Custom Invesco Senior Floating Rate Index is composed of the Credit Suisse Leveraged Loan Index through September 30, 2014, and the JP Morgan Leveraged Loan Index from October 1, 2014 to present. The Credit Suisse Leveraged Loan Index represents tradable, senior-secured, US dollar-denominated, noninvestment-grade loans.

∎	The JP Morgan Leveraged Loan Index tracks the performance of US dollar-denominated senior floating rate bank loans.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements, including the terms of the Fund’s credit facility, the financial health of the institution providing the credit facility and the fact that the credit facility is shared among multiple funds. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 21-23, 2022, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2021, through December 31, 2021 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus pandemic on the Fund and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:
∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Committee had established an HLIM for the Fund and the Fund complied with its HLIM.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Senior Floating Rate Fund

Fund Information

Portfolio Composition†

By credit quality	% of total investments

BBB-	1.13%

BB+	1.61

BB	3.36

BB-	9.26

B+	11.61

B	26.83

B-	19.93

CCC+	6.66

CCC	2.92

CCC-	0.45

CC	0.42

Non-Rated	8.86

Equity	6.96

†Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non- Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage.

Top Five Debt Issuers*

		% of total net assets

1.	Crown Finance US, Inc.	1.37%

2.	Numericable-SFR S.A.	1.25

3.	Altice Financing S.A.	1.23

4.	HotelBeds	1.06

5.	Intelsat Jackson Holdings S.A.	0.97

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of August 31, 2022.

7	Invesco Senior Floating Rate Fund

Schedule of Investments

August 31, 2022

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Variable Rate Senior Loan Interests–83.60%(b)(c)
Aerospace & Defense–4.59%
Boeing Co., Revolver Loan (d)(e)	0.00%	10/30/2022		$7,407	$7,351,893

Brown Group Holding LLC
Incremental Term Loan B-2 (1 mo. Term SOFR + 3.75%)	6.21%	07/02/2029		6,035	5,970,014

Term Loan B (1 mo. USD LIBOR + 2.50%)	5.02%	06/07/2028		14,055	13,873,060

Castlelake Aviation Ltd., Term Loan B (1 mo. USD LIBOR + 2.75%)	4.58%	10/25/2026		12,944	12,726,037

CEP IV Investment 16 S.a.r.l. (ADB Safegate) (Luxembourg), Term Loan B (3 mo. EURIBOR + 3.50%)	3.50%	10/03/2024	EUR	12,104	10,871,107

Dynasty Acquisition Co., Inc.
Term Loan B-1 (1 mo. USD LIBOR + 3.50%)	6.02%	04/08/2026		16,346	15,807,648

Term Loan B-2 (1 mo. USD LIBOR + 3.50%)	6.02%	04/08/2026		8,782	8,492,322

Gogo Intermediate Holdings LLC, Term Loan B (1 mo. USD LIBOR + 3.75%)	6.56%	04/30/2028		9,072	8,914,812

Greenrock Finance, Inc.
Delayed Draw Term Loan(e)	-	04/12/2029		2,735	2,698,721

Term Loan B (1 mo. Term SOFR + 4.25%)	6.36%	04/12/2029		5,925	5,847,229

KKR Apple Bidco LLC
First Lien Term Loan (1 mo. Term SOFR + 4.00%)	6.38%	09/22/2028		5,044	4,984,217

First Lien Term Loan (1 mo. USD LIBOR + 2.75%)	5.27%	09/22/2028		15,017	14,710,575

Second Lien Term Loan (1 mo. USD LIBOR + 5.75%)	8.27%	09/21/2029		2,335	2,280,045

Maxar Technologies Ltd. (Canada), Term Loan B	6.81%	06/09/2029		11,931	11,490,671

Peraton Corp.
First Lien Term Loan B (1 mo. USD LIBOR + 3.75%)	6.27%	02/01/2028		13	13,012

Second Lien Term Loan (1 mo. USD LIBOR + 7.75%)	10.14%	02/01/2029		9,237	8,853,749

Propulsion (BC) Finco S.a.r.l. (Spain), Term Loan B(d)(f)	-	02/10/2029		10,504	10,188,760

Spirit AeroSystems, Inc., Term Loan B (1 mo. USD LIBOR + 3.75%)	6.27%	01/15/2025		3,144	3,128,664

TransDigm, Inc.
Term Loan E (1 mo. USD LIBOR + 2.25%)	4.77%	05/30/2025		8,836	8,651,776

Term Loan F (1 mo. USD LIBOR + 2.25%)	4.77%	12/09/2025		11,513	11,241,147

					168,095,459

Air Transport–2.86%
AAdvantage Loyalty IP Ltd., Term Loan B (1 mo. USD LIBOR + 4.75%)	7.46%	04/20/2028		28,873	28,499,911

Air Canada (Canada), Term Loan B (1 mo. USD LIBOR + 3.50%)	6.42%	08/11/2028		5,673	5,501,452

American Airlines, Inc., Term Loan (3 mo. USD LIBOR + 1.75%)	4.24%	06/27/2025		11,433	10,634,529

Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., Term Loan (1 mo. USD LIBOR + 5.25%)	7.31%	06/21/2027		20,103	20,480,184

PrimeFlight Aviation Services, Inc., Term Loan(d)	9.23%	05/09/2024		2,876	2,875,967

SkyMiles IP Ltd., Term Loan (3 mo. USD LIBOR + 3.75%)	6.46%	10/20/2027		2,783	2,826,346

United Airlines, Inc., Term Loan B (1 mo. USD LIBOR + 3.75%)	6.53%	04/21/2028		23,693	23,128,348

WestJet Airlines Ltd. (Canada), Term Loan B (3 mo. USD LIBOR + 3.00%)	5.03%	12/11/2026		11,652	10,752,263

					104,699,000

Automotive–1.98%
Adient PLC, Term Loan B (1 mo. USD LIBOR + 3.25%)	5.77%	04/10/2028		15,311	15,038,508

Autokiniton US Holdings, Inc., Term Loan B (1 mo. USD LIBOR + 4.50%)	6.87%	04/06/2028		18,960	18,450,593

BCA Marketplace (United Kingdom)
Second Lien Term Loan B	9.19%	07/27/2029	GBP	5,046	5,172,696

Term Loan B	5.94%	07/28/2028	GBP	1,187	1,255,344

Driven Holdings LLC, Term Loan B (1 mo. USD LIBOR + 3.25%)(d)	3.52%	11/20/2028		3,106	3,028,098

Garrett Borrowing LLC, Term Loan B (1 mo. USD LIBOR + 3.25%)(d)	6.06%	04/30/2028		2,418	2,381,253

Highline Aftermarket Acquisition LLC, Term Loan (1 mo. USD LIBOR + 4.50%)	7.02%	11/09/2027		11,093	10,704,538

Mavis Tire Express Services TopCo L.P., Term Loan B (1 mo. Term SOFR + 4.00%)	6.38%	05/04/2028		14,218	13,902,269

Panther BF Aggregator 2 L.P. (Canada), Term Loan(f)	-	04/30/2026		1,912	1,869,489

Truck Hero, Inc., Term Loan(f)	-	01/31/2028		639	585,535

					72,388,323

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Senior Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Beverage & Tobacco–0.94%
Al Aqua Merger Sub, Inc., Term Loan B (1 mo. USD LIBOR + 3.75%)	6.04%	07/31/2028		$19,545	$18,872,776

Arctic Glacier U.S.A., Inc., Term Loan (3 mo. USD LIBOR + 3.50%)	5.75%	03/20/2024		4,003	3,610,368

City Brewing Co. LLC, Term Loan B (1 mo. USD LIBOR + 3.50%)	5.87%	03/31/2028		7,623	6,670,081

Naked Juice LLC (Tropicana), Term Loan B (3 mo. Term SOFR + 3.25%)	5.40%	01/19/2029		2,032	1,955,595

Waterlogic Holdings Ltd. (United Kingdom), Term Loan B (1 mo. USD LIBOR + 4.75%)	7.27%	08/17/2028		3,277	3,244,104

					34,352,924

Brokers, Dealers & Investment Houses–0.12%
AqGen Island Intermediate Holdings, Inc.
First Lien Term Loan B (1 mo. USD LIBOR + 3.50%)	5.81%	08/02/2028		474	458,881

Second Lien Term Loan B (1 mo. USD LIBOR + 6.50%)	8.81%	08/05/2029		143	131,839

Zebra Buyer LLC, First Lien Term Loan(f)	-	11/01/2028		3,830	3,790,171

					4,380,891

Building & Development–1.65%
Chariot Buyer LLC, Term Loan B (1 mo. USD LIBOR + 3.50%)	6.02%	11/03/2028		5,183	4,949,577

Empire Today LLC, Term Loan B (1 mo. USD LIBOR + 5.00%)	7.37%	04/01/2028		6,737	5,501,406

Fusilli HoldCo (Jersey), Term Loan B (3 mo. EURIBOR + 6.00%)	6.93%	10/12/2023	EUR	3,615	3,116,491

Icebox Holdco III, Inc.
Delayed Draw Term Loan(e)	0.00%	12/22/2028		2,441	2,346,895

Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	9.00%	12/21/2029		2,063	1,954,531

Term Loan B (1 mo. USD LIBOR + 3.75%)	6.00%	12/22/2028		11,769	11,314,967

LHS Borrow LLC (Leaf Home Solutions), Term Loan B (1 mo. Term SOFR + 4.75%)	7.31%	02/16/2029		12,911	11,700,888

Mayfair Mall LLC, Term Loan(d)	4.58%	04/20/2023		3,684	3,352,732

Oldcastle BuildingEnvelope, Inc., Term Loan B (1 mo. Term SOFR + 4.50%)	6.11%	04/29/2029		5,260	4,940,377

Quikrete Holdings, Inc.
First Lien Term Loan (3 mo. USD LIBOR + 2.63%)	5.15%	02/01/2027		2,030	1,960,802

Term Loan B (1 mo. USD LIBOR + 3.00%)	5.52%	06/11/2028		6,103	5,920,995

TAMKO Building Products LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	5.81%	05/29/2026		3,403	3,290,995

					60,350,656

Business Equipment & Services–8.09%
Aegion Corp., Term Loan B (1 mo. USD LIBOR + 4.75%)(d)	7.13%	05/17/2028		4,045	3,782,533

Allied Universal Holdco LLC
Term Loan (1 mo. USD LIBOR + 3.75%)	6.27%	05/12/2028		1,432	1,370,844

Term Loan B (3 mo. EURIBOR + 3.75%)	3.75%	05/12/2028	EUR	1,873	1,744,935

AutoScout24 (Speedster Bidco GmbH) (Germany), Second Lien Term Loan (3 mo. EURIBOR + 6.25%)	6.00%	03/31/2028	EUR	1,000	948,005

Blucora, Inc., Term Loan (1 mo. USD LIBOR + 4.00%)	6.25%	05/22/2024		4,023	4,012,600

Camelot Finance L.P.
Incremental Term Loan B (1 mo. USD LIBOR + 3.00%)	5.52%	10/30/2026		7,570	7,390,635

Term Loan (1 mo. USD LIBOR + 3.00%)	5.52%	10/30/2026		6,086	5,957,520

Change Healthcare Holdings, Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	5.02%	03/01/2024		2,483	2,472,129

Checkout Holding Corp.
First Lien Term Loan (3 mo. USD LIBOR + 7.50%) (Acquired 02/15/2019-11/12/2020; Cost $11,407,994)(g)	10.02%	02/15/2023		11,668	9,841,288

PIK Term Loan, 9.50% PIK Rate, 3.52% Cash Rate (Acquired 02/15/2019-08/30/2022; Cost $176,500)(g)(h)	9.50%	08/15/2023		176	60,617

Cimpress USA, Inc., Term Loan B (1 mo. USD LIBOR + 3.50%)	6.02%	05/17/2028		9,748	9,333,914

Constant Contact
Second Lien Term Loan (6 mo. USD LIBOR + 7.50%)	9.92%	02/15/2029		3,743	3,227,908

Term Loan B (1 mo. USD LIBOR + 4.00%)	6.42%	02/10/2028		8,540	8,182,073

Corp. Service Co., Term Loan B(f)	-	08/08/2029		5,752	5,673,141

Creation Technologies, Inc., Term Loan B (1 mo. USD LIBOR + 5.50%)(d)	7.79%	10/05/2028		6,303	5,704,161

Dakota Holding Corp.
First Lien Term Loan (1 mo. Term SOFR + 3.75%)	6.21%	04/09/2027		6,604	6,451,804

Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	9.27%	04/07/2028		6,648	6,565,073

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Senior Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Business Equipment & Services–(continued)
Dun & Bradstreet Corp. (The)
Incremental Term Loan B (1 mo. Term SOFR + 3.25%)	5.71%	01/18/2029		$2,834	$2,774,827

Revolver Loan(d)(e)	0.00%	09/11/2025		13,818	13,067,927

Term Loan (1 mo. USD LIBOR + 3.25%)	5.74%	02/06/2026		11,056	10,776,454

Garda World Security Corp. (Canada)
Incremental Term Loan (1 mo. Term SOFR + 4.25%)	7.05%	02/11/2029		5,813	5,631,146

Term Loan (1 mo. USD LIBOR + 4.25%)	7.24%	10/30/2026		19,748	19,262,453

GI Revelation Acquisition LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.00%)	6.52%	05/12/2028		19,057	18,417,117

Holding Socotec (France), Term Loan B (1 mo. USD LIBOR + 4.00%)(d)	6.25%	06/30/2028		515	483,282

INDIGOCYAN Midco Ltd. (Jersey), Term Loan B (3 mo. GBP LIBOR + 4.75%)	6.56%	06/23/2024	GBP	15,251	16,994,036

ION Trading Technologies S.a.r.l. (Luxembourg), Term Loan B (1 mo. USD LIBOR + 4.75%)	7.00%	03/31/2028		2,828	2,759,302

iQor US, Inc.
Term Loan	10.02%	11/19/2024		11,562	11,544,051

Term Loan	10.02%	11/19/2025		15,456	12,693,108

Monitronics International, Inc.
Term Loan (1 mo. USD LIBOR + 7.50%)	10.31%	03/29/2024		33,500	22,420,815

Term Loan (1 mo. USD LIBOR + 6.00%)(d)	8.81%	07/03/2024		1,533	1,517,487

Orchid Merger Sub II LLC, Term Loan B (1 mo. Term SOFR + 4.75%)	7.58%	07/27/2027		11,370	10,877,449

Prime Security Services Borrower LLC, Term Loan B-1 (1 mo. USD LIBOR + 2.75%)	5.12%	09/23/2026		2,235	2,188,776

Red Ventures LLC (New Imagitas, Inc.), Term Loan B-2(f)	-	11/08/2024		2,863	2,816,569

Sitel Worldwide Corp., Term Loan B (1 mo. USD LIBOR + 3.75%)	6.01%	08/28/2028		394	387,154

Skillsoft Corp., Term Loan B (1 mo. Term SOFR + 4.75%)	7.65%	07/14/2028		4,153	4,013,806

Solera, Term Loan B	6.94%	06/05/2028	GBP	1,516	1,627,079

Spin Holdco, Inc., Term Loan B (1 mo. USD LIBOR + 4.00%)	5.61%	03/04/2028		20,242	19,077,956

Tempo Acquisition LLC, Term Loan B (1 mo. Term SOFR + 3.00%)	5.46%	08/31/2028		2,977	2,938,064

Thevelia (US) LLC, First Lien Term Loan B (1 mo. Term SOFR + 4.00%)	6.13%	02/10/2029		6,424	6,046,325

Trans Union LLC, First Lien Term Loan (1 mo. USD LIBOR + 2.25%)	4.77%	11/30/2028		5,065	4,979,713

Verra Mobility Corp., Term Loan B (1 mo. USD LIBOR + 3.25%)	6.13%	03/19/2028		8,368	8,282,063

Virtusa Corp.
Incremental Term Loan B (1 mo. Term SOFR + 3.75%)	6.31%	02/08/2029		4,258	4,162,290

Term Loan (1 mo. USD LIBOR + 3.75%)	6.27%	02/11/2028		2,658	2,601,393

WebHelp (France), Term Loan B (1 mo. USD LIBOR + 4.00%)(d)	5.29%	08/04/2028		5,246	5,114,771

					296,174,593

Cable & Satellite Television–4.08%
Altice Financing S.A. (Luxembourg)
Term Loan (3 mo. USD LIBOR + 2.75%)	5.26%	07/15/2025		21,799	21,265,090

Term Loan (3 mo. USD LIBOR + 2.75%)	5.26%	01/31/2026		12,509	12,086,399

Atlantic Broadband Finance LLC, Incremental Term Loan(f)	-	09/01/2028		1,123	1,102,682

CSC Holdings LLC
Incremental Term Loan (3 mo. USD LIBOR + 2.25%)	4.64%	01/15/2026		3,133	3,052,792

Term Loan (3 mo. USD LIBOR + 2.25%)	4.64%	07/17/2025		17,700	17,224,682

Term Loan (1 mo. USD LIBOR + 2.50%)	4.89%	04/15/2027		569	551,969

Numericable-SFR S.A. (France)
Incremental Term Loan B-13 (3 mo. USD LIBOR + 4.00%)	6.91%	08/14/2026		22,785	22,160,824

Term Loan B-11 (3 mo. USD LIBOR + 2.75%)	5.56%	07/31/2025		757	733,785

Term Loan B-12 (3 mo. USD LIBOR + 3.69%)	6.20%	01/31/2026		23,523	22,842,936

UPC - LG, Term Loan AX (1 mo. USD LIBOR + 3.00%)	5.39%	01/31/2029		17,002	16,587,276

Virgin Media 02 - LG (United Kingdom)
Term Loan N (1 mo. USD LIBOR + 2.50%)	4.89%	01/31/2028		16,483	16,157,382

Term Loan Q (1 mo. USD LIBOR + 3.25%)	5.64%	01/31/2029		12,851	12,725,225

Vodafone Ziggo - LG, Term Loan H (3 mo. EURIBOR + 3.00%)	3.76%	01/31/2029	EUR	3,000	2,870,500

					149,361,542

Chemicals & Plastics–3.84%
AkzoNoble Chemicals, Term Loan (3 mo. USD LIBOR + 2.75%)	5.00%	10/01/2025		9,463	9,243,121

Aruba Investments, Inc.
First Lien Term Loan (3 mo. EURIBOR + 4.00%)	4.06%	11/24/2027	EUR	16	15,062

Second Lien Term Loan (1 mo. USD LIBOR + 7.75%)	10.19%	11/24/2028		5,733	5,424,805

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Senior Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Chemicals & Plastics–(continued)
Ascend Performance Materials Operations LLC, Term Loan (1 mo. USD LIBOR + 4.75%)	7.00%	08/27/2026		$11,118	$11,106,740

Avient Corp., Term Loan B(f)	-	07/27/2029		2,392	2,389,006

BASF Construction Chemicals (Germany), Term Loan B-3 (1 mo. USD LIBOR + 3.50%)	5.75%	09/29/2027		24,979	24,511,116

BES (Discovery Purchaser Corp.), Second Lien Term Loan(f)	-	08/03/2029		3,018	2,843,035

Caldic (Pearls BidCo) (Netherlands), Term Loan B (1 mo. Term SOFR + 4.00%)	6.41%	02/04/2029		2,496	2,355,798

Charter NEX US, Inc., Term Loan B (1 mo. USD LIBOR + 3.75%)	6.56%	12/01/2027		7,472	7,277,953

Colouroz Investment LLC (Germany)
PIK First Lien Term Loan B-2, 0.75% PIK Rate, 7.01% Cash Rate(h)	0.75%	09/21/2023		4,615	3,761,558

PIK First Lien Term Loan C, 0.75% PIK Rate, 6.80% Cash Rate(h)	0.75%	09/21/2023		396	322,928

PIK First Lien Term Loan, 0.75% PIK Rate, 5.00% Cash Rate(h)	0.75%	09/21/2023	EUR	3	2,511

PIK Second Lien Term Loan B-2, 5.75% PIK Rate, 7.01% Cash Rate(d)(h)	5.75%	09/21/2024		150	125,637

Cyanco Intermediate 2 Corp., First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	6.02%	03/16/2025		2,875	2,800,332

Eastman Tire Additives, Term Loan B (1 mo. USD LIBOR + 5.25%)	7.77%	11/01/2028		8,044	7,325,335

Fusion, Term Loan B (1 mo. Term SOFR + 3.75%)(d)	6.16%	02/01/2029		6,694	6,442,730

Gemini HDPE LLC, Term Loan B (1 mo. USD LIBOR + 3.00%)	5.81%	12/31/2027		5,201	5,128,619

ICP Group Holdings LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	6.00%	12/29/2027		5,038	4,357,694

Kersia International S.A.S. (Belgium), Term Loan B (3 mo. EURIBOR + 3.93%)	3.93%	12/23/2027	EUR	14	12,594

Kraton Corp., Term Loan (1 mo. USD LIBOR + 3.99%)	5.11%	11/18/2028		3,529	3,490,260

Lummus Technology (Illuminate Buyer LLC), Term Loan B(f)	-	06/30/2027		1,487	1,439,512

Perstorp Holding AB (Sweden), Term Loan B (3 mo. USD LIBOR + 4.75%)	6.25%	02/27/2026		7,402	7,346,230

Proampac PG Borrower LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	5.16%	11/03/2025		12,710	12,407,984

Tronox Finance LLC, Incremental Term Loan B (1 mo. Term SOFR + 3.25%)	5.30%	03/03/2029		6,624	6,502,252

Vertellus
Revolver Loan(d)	8.61%	12/22/2025		157	150,604

Revolver Loan(d)(e)	0.00%	12/22/2025		733	703,571

Term Loan B(d)	8.99%	12/22/2027		7,296	7,004,239

W.R. Grace & Co., Term Loan B (3 mo. USD LIBOR + 3.75%)	6.06%	09/22/2028		6,115	6,016,597

					140,507,823

Clothing & Textiles–0.67%
ABG Intermediate Holdings 2 LLC
Second Lien Term Loan (1 mo. Term SOFR + 6.00%)	8.56%	12/20/2029		2,770	2,617,432

Term Loan B-1 (1 mo. Term SOFR + 3.50%)	6.06%	12/21/2028		15,420	15,092,640

BK LC Lux SPV S.a.r.l., Term Loan B (1 mo. USD LIBOR + 3.25%)	5.10%	04/28/2028		6,857	6,642,699

					24,352,771

Conglomerates–0.33%
APi Group DE, Inc., Incremental Term Loan (1 mo. USD LIBOR + 2.75%)	5.27%	01/03/2029		3,576	3,528,995

Safe Fleet Holdings LLC
Incremental First Lien Term Loan(d)(f)	-	02/23/2029		1,245	1,229,702

Term Loan B (1 mo. Term SOFR + 3.75%)	6.15%	02/17/2029		7,577	7,437,193

					12,195,890

Containers & Glass Products–2.21%
Berlin Packaging LLC, Term Loan B-5 (1 mo. USD LIBOR + 3.75%)	6.13%	03/11/2028		10,951	10,610,864

Duran Group (Germany)
Term Loan B-1 (3 mo. EURIBOR + 3.75%)(d)	3.99%	03/21/2024	EUR	1,651	1,592,313

Term Loan B-3 (3 mo. EURIBOR + 3.75%)(d)	3.62%	12/20/2024	EUR	824	781,926

Hoffmaster Group, Inc., First Lien Term Loan B-1 (1 mo. USD LIBOR + 4.00%)	6.25%	11/21/2023		13,540	12,423,189

Keter Group B.V. (Netherlands)
Term Loan B-1 (3 mo. EURIBOR + 4.25%)	5.25%	10/31/2023	EUR	9,364	8,377,461

Term Loan B-3 (3 mo. EURIBOR + 4.25%)	5.25%	10/31/2023	EUR	1,205	1,078,181

LABL, Inc. (Multi-Color), Term Loan B (1 mo. USD LIBOR + 5.00%)	7.52%	10/29/2028		17,671	17,105,085

Libbey Glass, Inc., Term Loan (1 mo. USD LIBOR + 8.00%) (Acquired 11/13/2020-06/08/2022; Cost $3,524,459)(g)	10.46%	11/13/2025		3,765	3,866,791

Logoplaste (Portugal), Term Loan B (1 mo. USD LIBOR + 4.05%)	6.30%	07/07/2028		3,586	3,393,280

Mold-Rite Plastics LLC
First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	5.22%	10/04/2028		5,805	5,587,042

Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)(d)	8.47%	10/04/2029		1,504	1,293,448

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Senior Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Containers & Glass Products–(continued)
Pretium Packaging
First Lien Term Loan (1 mo. USD LIBOR + 4.00%)	6.29%	10/02/2028		$5,226	$4,938,066

Second Lien Term Loan B (1 mo. USD LIBOR + 6.75%)	9.12%	10/01/2029		1,233	1,076,049

Refresco Group N.V. (Netherlands)
Term Loan B	6.94%	05/05/2029	GBP	819	930,701

Term Loan B (1 mo. Term SOFR + 4.25%)	6.96%	07/12/2029		7,923	7,725,023

					80,779,419

Cosmetics & Toiletries–0.67%
Bausch and Lomb, Inc., Term Loan (1 mo. Term SOFR + 3.25%)	5.65%	05/05/2027		18,984	17,901,552

Coty, Inc., Term Loan B (3 mo. USD LIBOR + 2.25%)	4.62%	04/05/2025		5,959	5,790,350

Rodenstock (Germany), Term Loan B (3 mo. EURIBOR + 5.00%)	5.24%	06/29/2028	EUR	831	778,447

					24,470,349

Drugs–0.15%
Grifols Worldwide Operations USA, Inc., Term Loan B (3 mo. USD LIBOR + 2.00%)	4.52%	11/15/2027		1,640	1,590,245

Perrigo Investments LLC, Term Loan B (1 mo. Term SOFR + 2.50%)(d)	4.91%	04/06/2029		4,065	4,044,813

					5,635,058

Ecological Services & Equipment–0.72%
Anticimex (Sweden), Term Loan B (1 mo. USD LIBOR + 3.50%)	6.57%	11/16/2028		4,217	4,103,321

EnergySolutions LLC, Term Loan (3 mo. USD LIBOR + 3.75%)	6.00%	05/11/2025		3,693	3,457,747

GFL Environmental, Inc. (Canada), Incremental Term Loan (1 mo. USD LIBOR + 3.00%)	5.81%	05/30/2025		1,115	1,111,262

Groundworks LLC
Delayed Draw Term Loan(d)	7.52%	01/07/2026		224	221,741

Delayed Draw Term Loan(d)	7.81%	01/17/2026		6,805	6,722,760

Delayed Draw Term Loan(d)(e)	0.00%	01/17/2026		1,780	1,758,093

Term Loan(d)	7.81%	01/17/2026		399	393,987

OGF (France), Term Loan B-2 (3 mo. EURIBOR + 4.75%)	4.81%	12/31/2025	EUR	1,133	1,047,507

Patriot Container Corp., First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	6.27%	03/20/2025		2,471	2,155,640

TruGreen L.P., Second Lien Term Loan (1 mo. USD LIBOR + 8.50%)(d)	10.75%	11/02/2028		5,636	5,297,481

					26,269,539

Electronics & Electrical–9.96%
Altar BidCo, Inc., Second Lien Term Loan (1 mo. Term SOFR + 5.60%)	7.35%	02/01/2030		1,427	1,309,729

AppLovin Corp., Term Loan B (1 mo. USD LIBOR + 3.00%)	5.25%	10/25/2028		7,591	7,403,436

Boxer Parent Co., Inc., Term Loan B (3 mo. EURIBOR + 4.00%)	4.00%	10/02/2025	EUR	135	130,602

Brave Parent Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	6.52%	04/18/2025		7,454	7,333,285

CDK Global, Inc., Term Loan B (1 mo. Term SOFR + 4.50%)	6.61%	06/09/2029		3,810	3,721,653

CommerceHub, Inc., Term Loan B (1 mo. USD LIBOR + 4.00%)	6.25%	01/01/2028		8,691	8,158,519

CommScope, Inc., Term Loan (3 mo. USD LIBOR + 3.25%)	5.77%	04/06/2026		9,546	9,180,279

Cornerstone OnDemand, Term Loan B (1 mo. USD LIBOR + 3.75%)	6.27%	10/16/2028		2,750	2,595,202

Delta Topco, Inc., First Lien Term Loan (3 mo. USD LIBOR + 3.75%)	5.84%	12/01/2027		16,531	15,716,484

Devoteam (Castillon S.A.S. - Bidco) (France), Term Loan B (3 mo. EURIBOR + 4.50%)	4.50%	12/09/2027	EUR	883	867,565

Diebold Nixdorf, Inc., Term Loan B (3 mo. USD LIBOR + 2.75%)	5.13%	11/06/2023		6,669	5,773,832

Digi International, Inc., Term Loan B (1 mo. USD LIBOR + 5.00%)	7.81%	11/01/2028		5,846	5,809,286

E2Open LLC, Term Loan (1 mo. USD LIBOR + 3.50%)	5.86%	02/04/2028		5,166	5,082,156

Entegris, Inc., Term Loan B (1 mo. Term SOFR + 3.00%)	5.60%	07/06/2029		9,574	9,564,241

ETA Australia Holdings III Pty. Ltd. (Australia), First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	6.52%	05/06/2026		3,774	3,582,315

EverCommerce, Term Loan B (1 mo. USD LIBOR + 3.25%)	5.77%	07/01/2028		1,403	1,376,759

Finastra USA, Inc. (United Kingdom), First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	6.87%	06/13/2024		18,205	17,081,668

Forcepoint, Term Loan (1 mo. USD LIBOR + 4.50%)	7.31%	01/07/2028		7,042	6,653,158

Hyland Software, Inc.
First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	6.02%	07/01/2024		4,136	4,093,552

Second Lien Term Loan (1 mo. USD LIBOR + 6.25%)	8.77%	07/07/2025		100	98,976

Imperva, Inc.
Second Lien Term Loan(f)	-	01/11/2027		5,160	4,476,152

Term Loan (3 mo. USD LIBOR + 4.00%)	6.92%	01/10/2026		4,920	4,427,283

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Senior Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Electronics & Electrical–(continued)
Infinite Electronics, Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	9.25%	03/02/2029		$1,609	$1,520,094

Informatica Corp., Term Loan (1 mo. USD LIBOR + 2.75%)	5.31%	10/15/2028		4,442	4,354,821

Internap Corp., Second Lien Term Loan (1 mo. USD LIBOR + 6.50%)(d)	5.50%	05/08/2025		12,311	6,217,062

ION Corp., Term Loan B (1 mo. USD LIBOR + 3.75%)	5.95%	03/11/2028		275	265,879

Learning Pool (United Kingdom)
PIK Term Loan 1, 3.75% PIK Rate, 3.00% Cash Rate 3.75% PIK Rate; 3.00% Cash Rate(d)(h)	3.75%	08/17/2028		2,682	2,634,720

Term Loan(d)(f)	-	08/17/2028	GBP	2,069	2,378,618

LogMeIn, Term Loan B (1 mo. USD LIBOR + 4.75%)	7.12%	08/28/2027		20,816	16,355,804

Mavenir Systems, Inc., Term Loan B (1 mo. USD LIBOR + 4.75%)(d)	7.71%	08/13/2028		9,998	9,148,219

McAfee Enterprise
Second Lien Term Loan (1 mo. USD LIBOR + 8.25%)	10.75%	07/27/2029		1,712	1,639,435

Term Loan B (1 mo. USD LIBOR + 4.75%)	7.25%	07/27/2028		4,249	4,064,406

McAfee LLC
First Lien Term Loan B (1 mo. Term SOFR + 4.50%)	6.16%	03/01/2029		14,109	13,429,980

Term Loan B (3 mo. EURIBOR + 4.00%)	4.00%	03/01/2029	EUR	3,389	3,307,261

Mirion Technologies, Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	5.63%	10/20/2028		5,239	5,150,430

Natel Engineering Co., Inc., Term Loan (3 mo. USD LIBOR + 6.25%)(d)	7.74%	04/29/2026		13,662	12,773,931

Native Instruments (Germany), Term Loan(d)	6.25%	03/03/2028	EUR	5,364	5,034,069

NCR Corp., Term Loan B (3 mo. USD LIBOR + 2.50%)	5.31%	08/28/2026		3,264	3,231,162

Oberthur Technologies of America Corp., Term Loan B (1 mo. USD LIBOR + 4.25%)(d)	7.04%	01/09/2026		8,527	8,356,709

Optiv, Inc.
Second Lien Term Loan (3 mo. USD LIBOR + 7.25%)	9.77%	01/31/2025		2,025	1,916,271

Term Loan (3 mo. USD LIBOR + 3.25%)	5.77%	02/01/2024		24,064	23,458,799

Project Accelerate Parent LLC, First Lien Term Loan (3 mo. USD LIBOR + 4.25%)	6.77%	01/02/2025		7,460	7,217,880

Quest Software US Holdings, Inc.
Second Lien Term Loan (3 mo. Term SOFR + 7.50%)	10.23%	01/20/2030		938	835,141

Term Loan B (1 mo. Term SOFR + 4.25%)	5.78%	01/19/2029		15,798	14,417,763

RealPage, Inc., Term Loan B (1 mo. USD LIBOR + 3.00%)	5.52%	04/24/2028		2,932	2,828,277

Renaissance Holding Corp., Second Lien Term Loan (3 mo. USD LIBOR + 7.00%)	9.52%	05/29/2026		1,291	1,254,869

Riverbed Technology, Inc., PIK Term Loan, 2.00% PIK Rate, 9.63% Cash Rate(h)	2.00%	12/08/2026		20,105	9,574,773

Sandvine Corp.
First Lien Term Loan (3 mo. USD LIBOR + 4.50%)	7.02%	10/31/2025		4,305	4,201,143

Second Lien Term Loan	10.52%	11/02/2026		1,652	1,552,897

SonicWall U.S. Holdings, Inc.
Second Lien Term Loan (3 mo. USD LIBOR + 7.50%)	10.48%	05/18/2026		1,804	1,701,003

Term Loan (1 mo. USD LIBOR + 3.75%)	6.73%	05/16/2025		4,722	4,600,445

Sophos (Surf Holdings LLC) (United Kingdom), Term Loan (3 mo. USD LIBOR + 3.50%)	5.17%	03/05/2027		2,886	2,822,970

Synaptics, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	4.36%	12/15/2028		938	933,468

Ultimate Software Group, Inc.
First Lien Term Loan (3 mo. USD LIBOR + 3.75%)	6.27%	05/04/2026		10,923	10,662,370

Second Lien Term Loan (1 mo. USD LIBOR + 5.25%)	7.54%	05/03/2027		1,068	1,046,599

Term Loan (1 mo. USD LIBOR + 3.25%)	5.54%	05/04/2026		3,084	2,993,806

UST Holdings Ltd., Term Loan B (1 mo. USD LIBOR + 3.75%)	6.19%	10/15/2028		5,504	5,421,697

Utimaco (Germany)
Term Loan B(d)(f)	-	10/30/2028	EUR	13,364	13,161,273

Term Loan B(d)(f)	-	10/30/2028		7,500	7,350,296

Veritas US, Inc., Term Loan B (1 mo. USD LIBOR + 5.00%)	7.25%	09/01/2025		16,609	13,397,630

WebPros, Term Loan (1 mo. USD LIBOR + 5.25%)(d)	6.26%	02/18/2027		8,824	8,647,745

					364,295,847

Financial Intermediaries–0.97%
Edelman Financial Center LLC (The)
Incremental Term Loan (1 mo. USD LIBOR + 3.50%)	6.02%	04/07/2028		20,131	19,365,432

Second Lien Term Loan (3 mo. USD LIBOR + 6.75%)	9.27%	07/20/2026		705	650,284

LendingTree, Inc., First Lien Term Loan B (1 mo. USD LIBOR + 3.75%)	6.28%	09/15/2028		7,086	6,731,381

MoneyGram International, Inc., First Lien Term Loan B (1 mo. USD LIBOR + 4.50%)	6.00%	07/21/2026		3,994	3,957,732

Stiphout Finance LLC, Incremental Term Loan (1 mo. EURIBOR + 3.75%)	3.75%	10/26/2025	EUR	6	5,842

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Senior Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Financial Intermediaries–(continued)
Tegra118 Wealth Solutions, Inc., Term Loan (1 mo. USD LIBOR + 4.00%)	6.96%	02/18/2027		$4,879	$4,720,584

					35,431,255

Food Products–1.33%
Arnott’s (Snacking Investments US LLC), Term Loan (1 mo. USD LIBOR + 4.00%)	6.37%	12/18/2026		6,180	5,963,158

Biscuit Intl (Cookie Acq S.A.S., De Banketgroep Holding) (France)
First Lien Term Loan (3 mo. EURIBOR + 4.00%)	4.00%	02/15/2027	EUR	6,811	5,198,010

Term Loan B (3 mo. EURIBOR + 4.00%)	4.00%	02/14/2027	EUR	1,727	1,318,332

Florida Food Products LLC
First Lien Term Loan (1 mo. Term SOFR + 5.00%)(d)	7.46%	10/18/2028		3,055	2,886,979

First Lien Term Loan (1 mo. Term SOFR + 5.00%)(d)	7.52%	10/18/2028		20,730	19,589,286

Second Lien Term Loan (1 mo. USD LIBOR + 8.00%)(d)	10.52%	10/08/2029		4,194	3,963,450

H-Food Holdings LLC, Incremental Term Loan B-3 (1 mo. USD LIBOR + 5.00%)	7.52%	05/23/2025		766	740,099

Sigma Bidco B.V. (Netherlands)
Term Loan B-1 (3 mo. EURIBOR + 3.50%)	3.74%	07/02/2025	EUR	6,000	5,288,320

Term Loan B-2 (3 mo. USD LIBOR + 3.00%)	5.90%	07/02/2025		734	653,369

United Natural Foods, Inc., Term Loan (3 mo. USD LIBOR + 3.25%)	5.82%	10/22/2025		416	413,369

Valeo Foods (Jersey) Ltd. (United Kingdom), First Lien Term Loan B	5.69%	06/28/2028	GBP	2,711	2,740,132

					48,754,504

Food Service–0.87%
Euro Garages (Netherlands) Term Loan (3 mo. USD LIBOR + 4.00%)	6.25%	02/07/2025		4,358	4,267,876

Term Loan B (3 mo. GBP LIBOR + 4.75%)	6.06%	02/07/2025	GBP	1,347	1,471,213

Financiere Pax S.A.S.
Revolver Loan(d)	3.52%	01/02/2026	EUR	395	310,030

Revolver Loan(d)(e)	0.00%	01/02/2026	EUR	1,187	930,090

Term Loan B (3 mo. EURIBOR + 4.75%)	4.75%	07/01/2026	EUR	12,436	10,791,703

US Foods, Inc., Incremental Term Loan (3 mo. USD LIBOR + 2.75%)	5.27%	11/22/2028		5,493	5,433,213

Weight Watchers International, Inc., Term Loan B (1 mo. USD LIBOR + 3.50%)	6.03%	04/13/2028		11,484	8,604,391

					31,808,516

Health Care–2.19%
Acacium (Impala Bidco Ltd./ICS US, Inc.) (United Kingdom), Term Loan (f)	-	06/08/2028	GBP	2,574	2,822,465

Ascend Learning LLC, Second Lien Term Loan (1 mo. USD LIBOR + 5.75%)	8.27%	12/10/2029		2,858	2,596,377

athenahealth, Inc.
Delayed Draw Term Loan(e)	0.00%	02/15/2029		1,688	1,619,777

Term Loan B (1 mo. Term SOFR + 3.50%)	5.80%	01/26/2029		9,959	9,556,682

Cheplapharm Arzneimittel GmbH (Germany), Term Loan B (3 mo. EURIBOR + 4.00%)	4.00%	02/22/2029	EUR	2,204	2,152,643

Dermatology Intermediate Holdings III, Inc.
Delayed Draw Term Loan (1 mo. Term SOFR + 4.25%)(d)	2.13%	03/31/2029		32	31,170

Delayed Draw Term Loan(d)(e)	0.00%	03/31/2029		169	166,109

Term Loan B (1 mo. Term SOFR + 4.25%)(d)	6.54%	03/23/2029		1,077	1,055,444

embecta, Term Loan (3 mo. Term SOFR + 3.00%)	5.05%	03/30/2029		46	44,780

Ethypharm (France), Term Loan B	5.69%	04/17/2028	GBP	2,378	2,459,934

Explorer Holdings, Inc., First Lien Term Loan (1 mo. USD LIBOR + 4.50%)	7.02%	02/04/2027		3,940	3,763,447

Gainwell Holding Corp., Term Loan B (1 mo. USD LIBOR + 4.00%)	6.25%	10/01/2027		262	256,390

Global Healthcare Exchange LLC, First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	6.13%	06/28/2024		8,771	8,683,158

Global Medical Response, Inc.
Term Loan (3 mo. USD LIBOR + 4.25%)	6.77%	03/14/2025		2,001	1,842,933

Term Loan (1 mo. USD LIBOR + 4.25%)	6.62%	10/02/2025		7,371	6,778,613

International SOS L.P., Term Loan B (1 mo. USD LIBOR + 3.75%)(d)	6.06%	09/07/2028		1,617	1,584,391

MedAssets Software Intermediate Holdings, Inc.
First Lien Term Loan (1 mo. USD LIBOR + 4.00%)	6.49%	12/18/2028		10,767	10,417,073

Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	9.27%	12/17/2029		2,752	2,460,285

Neuraxpharm (Cerebro BidCo/Blitz F20-80 GmbH) (Germany)
Term Loan B (3 mo. EURIBOR + 4.25%)	4.49%	12/15/2027	EUR	10	10,082

Term Loan B-2 (3 mo. EURIBOR + 4.25%)	4.49%	12/15/2027	EUR	6	5,824

Nidda Healthcare Holding AG (Germany), Term Loan F(f)	-	08/21/2026	EUR	2,000	1,908,652

Organon & Co., Term Loan B (1 mo. USD LIBOR + 3.00%)	4.63%	06/02/2028		4,095	4,059,304

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Senior Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Health Care–(continued)
Sharp Midco LLC, Term Loan B (1 mo. USD LIBOR + 4.00%)(d)	6.25%	12/15/2028		$32	$30,884

Stamina BidCo B.V. (Netherlands), Term Loan B (3 mo. EURIBOR + 4.00%)(d)	4.00%	11/02/2028	EUR	883	851,636

Summit Behavioral Healthcare LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.75%)(d)	7.73%	11/24/2028		6,880	6,570,533

Sunshine Luxembourg VII S.a.r.l. (Switzerland), Term Loan (1 mo. USD LIBOR + 3.75%)	6.00%	10/01/2026		872	842,593

Verscend Holding Corp., Term Loan B-1 (1 mo. USD LIBOR + 4.00%)	6.52%	08/27/2025		3,867	3,849,336

Waystar, Term Loan B (1 mo. USD LIBOR + 4.00%)	6.52%	10/23/2026		77	75,076

Women’s Care Holdings, Inc. LLC
First Lien Term Loan (1 mo. USD LIBOR + 4.50%)	7.87%	01/15/2028		1,593	1,503,661

Second Lien Term Loan (1 mo. USD LIBOR + 8.25%)	11.62%	01/15/2029		1,507	1,419,521

WP CityMD Bidco LLC, First Lien Incremental Term Loan (1 mo. USD LIBOR + 3.25%)	5.50%	12/22/2028		710	695,096

					80,113,869

Home Furnishings–1.68%
Hunter Douglas, Inc.
First Lien Term Loan (1 mo. Term SOFR + 3.50%)	6.34%	02/09/2029		18,396	16,156,502

First Lien Term Loan (3 mo. EURIBOR + 4.00%)	4.47%	02/26/2029	EUR	9,249	8,562,366

Mattress Holding Corp., Term Loan B (1 mo. USD LIBOR + 4.25%)	5.64%	09/25/2028		11,442	9,897,332

Serta Simmons Bedding LLC
First Lien Term Loan (1 mo. USD LIBOR + 7.50%)	9.89%	08/10/2023		6,102	6,002,101

Second Lien Term Loan (1 mo. USD LIBOR + 7.50%)	9.89%	08/10/2023		17,656	10,227,376

SIWF Holdings, Inc., Term Loan B (1 mo. USD LIBOR + 4.00%)	6.37%	10/16/2028		9,336	8,186,940

VC GB Holdings, Inc., Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	9.63%	07/01/2029		2,063	1,825,502

Weber-Stephen Products LLC, Term Loan B (1 mo. USD LIBOR + 3.25%)	5.77%	10/30/2027		594	509,413

					61,367,532

Industrial Equipment–3.68%
Alliance Laundry Systems LLC, Term Loan B (1 mo. USD LIBOR + 3.50%)	5.96%	10/08/2027		435	427,403

Apex Tool Group LLC, Term Loan B (1 mo. Term SOFR + 5.25%)	7.66%	02/08/2029		8,312	7,668,766

Brush (Project Faraday) (United Kingdom)
Term Loan(d)	7.00%	06/09/2028	EUR	3,420	3,381,860

Term Loan A(d)	8.69%	06/09/2028	GBP	2,943	3,365,742

CIRCOR International, Inc., Term Loan (1 mo. USD LIBOR + 5.50%)	7.94%	12/20/2028		4,941	4,739,248

Deliver Buyer, Inc. (MHS Holdings), Term Loan B (1 mo. Term SOFR + 5.50%)	6.90%	06/08/2029		8,477	7,809,717

DXP Enterprises, Inc., Term Loan (1 mo. USD LIBOR + 4.75%)	7.27%	12/16/2027		4,415	4,263,808

Engineered Machinery Holdings, Inc.
Incremental Term Loan (1 mo. USD LIBOR + 3.75%)	6.00%	05/19/2028		85	82,149

Second Lien Incremental Term Loan (3 mo. USD LIBOR + 6.00%)	8.25%	05/21/2029		754	725,082

Kantar (United Kingdom)
Revolver Loan (1 mo. USD LIBOR + 3.00%)(d)	4.69%	06/04/2026		4,131	3,800,424

Revolver Loan(d)(e)	0.00%	06/04/2026		6,119	5,629,576

Term Loan B (1 mo. USD LIBOR + 5.00%)	6.61%	12/04/2026		10,312	10,002,576

Term Loan B-2 (1 mo. USD LIBOR + 4.50%)	6.75%	12/04/2026		7,996	7,776,460

Madison IAQ LLC, Term Loan (1 mo. USD LIBOR + 3.25%)	4.52%	06/21/2028		12,725	12,311,240

MKS Instruments, Inc., Term Loan B (1 mo. Term SOFR + 2.75%)	5.15%	04/11/2029		285	283,043

New VAC US LLC, Term Loan B (3 mo. USD LIBOR + 4.00%)	6.25%	03/08/2025		4,637	4,275,918

Robertshaw US Holding Corp., First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	6.06%	02/28/2025		4,300	3,524,573

Tank Holding Corp.
Revolver Loan(d)(e)	0.00%	03/31/2028		922	887,348

Term Loan (1 mo. Term SOFR + 6.00%)	8.31%	03/31/2028		13,853	13,341,854

Thyssenkrupp Elevators (Vertical Midco GmbH) (Germany), Term Loan B (6 mo. USD LIBOR + 3.50%)	6.87%	07/31/2027		29,401	28,617,297

Victory Buyer LLC
Second Lien Term Loan B(d)	9.06%	11/19/2029		1,148	1,067,572

Term Loan B (1 mo. USD LIBOR + 3.75%)(d)	5.81%	11/15/2028		11,298	10,846,120

					134,827,776

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Senior Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Insurance–1.72%
Acrisure LLC
Term Loan (1 mo. USD LIBOR + 3.50%)	6.02%	02/15/2027		$17,565	$16,881,073

Term Loan B (1 mo. USD LIBOR + 3.75%)	6.27%	02/15/2027		4,788	4,620,652

Term Loan B-2 (1 mo. USD LIBOR + 4.25%)	6.77%	02/15/2027		4,149	4,041,614

Alliant Holdings Intermediate LLC
Term Loan (1 mo. USD LIBOR + 3.25%)	5.77%	05/09/2025		8,173	8,030,689

Term Loan (1 mo. USD LIBOR + 3.50%)	5.88%	11/06/2027		4,549	4,435,855

HUB International Ltd.
Incremental Term Loan B-3 (1 mo. USD LIBOR + 3.25%)	5.98%	04/25/2025		6,296	6,213,922

Term Loan (1 mo. USD LIBOR + 3.00%)	5.77%	04/25/2025		1,265	1,241,121

Ryan Specialty Group LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	5.56%	09/01/2027		5,501	5,446,227

USI, Inc.
Term Loan (3 mo. USD LIBOR + 3.00%)	5.25%	05/16/2024		4,906	4,857,715

Term Loan (1 mo. USD LIBOR + 3.25%)	5.50%	12/02/2026		7,175	7,098,723

					62,867,591

Leisure Goods, Activities & Movies–4.42%
Alpha Topco Ltd. (United Kingdom), Term Loan B (3 mo. USD LIBOR + 2.50%)	5.02%	02/01/2024		5,883	5,840,951

AMC Entertainment, Inc., Term Loan B-1 (3 mo. USD LIBOR + 3.00%)	5.38%	04/22/2026		15,113	13,051,209

Carnival Corp.
Incremental Term Loan (1 mo. USD LIBOR + 3.25%)	6.13%	10/18/2028		28,096	26,340,486

Term Loan (1 mo. USD LIBOR + 3.00%)	5.88%	06/30/2025		1,686	1,613,103

Crown Finance US, Inc.
Incremental Term Loan (1 mo. USD LIBOR + 8.25%)	10.08%	02/28/2025		6,236	6,664,302

Revolver Loan (3 mo. USD LIBOR + 3.00%)	5.74%	03/02/2023		5,945	4,015,751

Revolver Loan(d)	7.98%	05/23/2024		6,031	5,879,956

Revolver Loan(e)	0.00%	03/02/2023		109	73,383

Term Loan (3 mo. EURIBOR + 2.63%)	2.63%	02/28/2025	EUR	1,716	1,100,830

Term Loan (1 mo. USD LIBOR + 2.50%)	4.00%	02/28/2025		4,140	2,682,660

Term Loan (1 mo. USD LIBOR + 2.75%)	4.25%	09/30/2026		14,274	9,108,875

Term Loan B-1	8.25%	05/23/2024		18,019	20,845,790

Dorna Sports S.L. (Spain), Term Loan B (3 mo. EURIBOR + 3.75%)	3.75%	03/30/2029	EUR	2,980	2,901,118

Fender Musical Instruments Corp., Term Loan B (1 mo. Term SOFR + 4.00%)	6.39%	12/01/2028		3,778	3,612,451

Fitness International LLC, Term Loan B (3 mo. USD LIBOR + 3.25%)	5.77%	04/18/2025		2,900	2,735,437

Hornblower Holdings LLC, Term Loan (6 mo. USD LIBOR + 8.13%)	11.05%	11/25/2025		1,854	1,896,236

Parques Reunidos (Piolin Bidco s.a.u) (Spain)
Revolver Loan	3.36%	03/16/2026	EUR	1,075	959,199

Revolver Loan(e)	0.00%	03/16/2026	EUR	1,566	1,396,557

Term Loan B (3 mo. EURIBOR + 3.75%)	3.98%	09/16/2026	EUR	8,934	8,546,506

Royal Caribbean Cruises
Revolver Loan (3 mo. USD LIBOR + 1.30%)	0.50%	10/12/2022		7,338	7,273,661

Revolver Loan (3 mo. USD LIBOR + 1.30%)	3.68%	04/05/2024		10,978	10,173,477

Revolver Loan(e)	0.00%	10/12/2022		974	965,475

Revolver Loan(e)	0.00%	04/05/2024		4,684	4,340,973

Scenic (Columbus Capital B.V.) (Australia), Term Loan B (3 mo. EURIBOR + 3.75%) (Acquired 11/18/2021-02/28/2022; Cost $5,485,072)(g)	6.25%	02/27/2027	EUR	5,217	4,064,357

SeaWorld Parks & Entertainment, Inc., Term Loan B (1 mo. USD LIBOR + 3.00%)	5.56%	08/25/2028		5,474	5,397,201

Vue International Bidco PLC (United Kingdom)
First Lien Term Loan(e)	0.00%	07/03/2025	GBP	2,500	2,062,018

Term Loan B-1 (3 mo. EURIBOR + 4.75%)	4.75%	07/03/2026	EUR	10,519	8,010,551

					161,552,513

Lodging & Casinos–3.06%
Aimbridge Acquisition Co., Inc.
First Lien Term Loan (1 mo. USD LIBOR + 4.75%)	7.13%	02/02/2026		6,645	6,229,123

Term Loan (1 mo. USD LIBOR + 3.75%)	6.27%	02/02/2026		6,926	6,424,209

B&B Hotels S.A.S. (France), Term Loan B-3-A (3 mo. EURIBOR + 3.88%)	3.88%	07/31/2026	EUR	8,878	8,325,082

Bally’s Corp., Term Loan B (1 mo. USD LIBOR + 3.25%)	5.62%	10/02/2028		5,863	5,602,023

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Senior Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Lodging & Casinos–(continued)
Caesars Resort Collection LLC
Incremental Term Loan (1 mo. USD LIBOR + 3.50%)	6.02%	07/21/2025		$1,159	$1,151,996

Term Loan B (3 mo. USD LIBOR + 2.75%)	5.27%	12/23/2024		6,558	6,486,361

Everi Payments, Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	4.75%	07/31/2028		7,747	7,657,772

Fertitta Entertainment LLC, Term Loan (1 mo. Term SOFR + 4.00%)	6.46%	01/31/2029		5,123	4,937,235

GVC Finance LLC, Term Loan B-4 (1 mo. USD LIBOR + 2.25%)	3.74%	03/16/2027		5,503	5,414,230

Hilton Grand Vacations Borrower LLC, Term Loan B (1 mo. USD LIBOR + 3.00%)	5.52%	08/02/2028		439	430,798

HotelBeds (United Kingdom)
Term Loan B (3 mo. EURIBOR + 4.25%)	4.28%	09/12/2025	EUR	18,385	16,133,465

Term Loan C	4.53%	09/30/2027	EUR	10,722	9,364,368

Term Loan D (3 mo. EURIBOR + 5.50%)	5.50%	09/12/2027	EUR	14,533	13,047,460

Penn National Gaming, Inc., Term Loan B (1 mo. Term SOFR + 2.75%)	5.31%	05/03/2029		7,906	7,770,831

Scientific Games International, Inc., Term Loan (1 mo. Term SOFR + 3.00%)	5.41%	04/07/2029		5,019	4,947,131

Scientific Games Lottery
Term Loan B (3 mo. EURIBOR + 4.00%)	4.00%	01/31/2029	EUR	1,727	1,671,211

Term Loan B (1 mo. Term SOFR + 3.50%)	5.62%	04/04/2029		6,711	6,483,021

					112,076,316

Nonferrous Metals & Minerals–0.79%
ACNR Holdings, Inc., PIK Term Loan, 3.00% PIK Rate, 15.26% Cash Rate (h)	3.00%	09/16/2025		6,459	6,536,970

American Rock Salt Co. LLC, Second Lien Term Loan (1 mo. USD LIBOR + 7.25%)(d)	9.77%	06/11/2029		369	354,095

AZZ, Inc., First Lien Term Loan (1 mo. Term SOFR + 4.25%)	6.81%	05/06/2029		8,208	8,143,202

Form Technologies LLC
Term Loan (1 mo. USD LIBOR + 4.50%)	7.48%	07/19/2025		5,137	4,681,084

Term Loan (1 mo. USD LIBOR + 9.00%)(d)	11.98%	10/22/2025		3,265	2,954,714

Kissner Group, Incremental Term Loan (1 mo. USD LIBOR + 4.00%)	6.81%	03/16/2027		6,332	6,103,170

					28,773,235

Oil & Gas–2.26%
Brazos Delaware II LLC, Term Loan (3 mo. USD LIBOR + 4.00%)	6.37%	05/21/2025		10,405	10,327,860

Gulf Finance LLC, Term Loan (1 mo. USD LIBOR + 6.75%)	9.13%	08/25/2026		6,958	5,731,823

McDermott International Ltd.
LOC(e)	0.00%	06/30/2024		15,188	12,504,558

LOC(d)(f)	-	06/30/2024		7,454	6,224,578

PIK Term Loan, 2.67% PIK Rate, 3.37% Cash Rate(h)	3.37%	06/30/2025		3,895	2,000,908

Term Loan(f)	-	06/30/2024		425	271,170

Petroleum GEO-Services ASA (Norway)
Term Loan(d)(f)	-	03/18/2024		1,752	1,743,250

Term Loan (1 mo. USD LIBOR + 7.50%)	9.75%	03/19/2024		15,098	14,237,955

QuarterNorth Energy, Inc., Second Lien Term Loan (1 mo. USD LIBOR + 8.00%) (Acquired 08/03/2021; Cost $22,879,102)(g)	10.52%	08/27/2026		23,267	23,215,863

TransMontaigne Partners LLC, Term Loan (1 mo. USD LIBOR + 3.50%)	5.88%	11/17/2028		6,419	6,258,481

					82,516,446

Publishing–3.09%
Adtalem Global Education, Inc., Term Loan B (1 mo. USD LIBOR + 4.00%)	6.37%	08/12/2028		1,841	1,826,774

Cengage Learning, Inc., Term Loan B (1 mo. USD LIBOR + 4.75%)	7.81%	06/29/2026		20,759	19,683,394

Clear Channel Worldwide Holdings, Inc., Term Loan B (1 mo. USD LIBOR + 3.50%)	6.02%	08/21/2026		16,863	15,661,520

Dotdash Meredith, Inc., Term Loan B (1 mo. Term SOFR + 4.00%)(d)	6.41%	12/01/2028		19,826	18,487,845

Harbor Purchaser, Inc.
Second Lien Term Loan(d)	10.96%	03/31/2030		9,822	9,330,692

Term Loan B (1 mo. Term SOFR + 5.25%)	7.81%	03/31/2029		17,394	16,600,289

McGraw-Hill Education, Inc., Term Loan B (1 mo. USD LIBOR + 4.75%)	8.32%	07/30/2028		17,116	16,602,414

Micro Holding L.P.
First Lien Term Loan (3 mo. USD LIBOR + 3.75%)	6.27%	09/13/2024		587	574,537

Term Loan (1 mo. USD LIBOR + 3.75%)	6.27%	09/13/2024		14,427	14,117,610

					112,885,075

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Senior Floating Rate Fund

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value

Radio & Television–1.57%
Diamond Sports Holdings LLC
First Lien Term Loan (1 mo. Term SOFR + 8.00%)	10.39%	05/25/2026		$7,936	$7,519,735

Second Lien Term Loan (1 mo. Term SOFR + 3.25%)	5.89%	08/24/2026		9,733	1,838,922

E.W. Scripps Co. (The), Term Loan B (1 mo. USD LIBOR + 2.75%)	5.27%	01/07/2028		7,185	7,098,598

Gray Television, Inc., Term Loan D (1 mo. USD LIBOR + 3.00%)	5.37%	12/01/2028		5,007	4,942,190

iHeartCommunications, Inc.
Incremental Term Loan (1 mo. USD LIBOR + 3.25%)	5.77%	05/01/2026		1,359	1,319,741

Term Loan (1 mo. USD LIBOR + 3.00%)	5.52%	05/01/2026		8,583	8,321,780

Sinclair Television Group, Inc.
Term Loan B-2-B (1 mo. USD LIBOR + 2.50%)	5.03%	09/30/2026		7,156	6,899,488

Term Loan B-3 (1 mo. USD LIBOR + 3.00%)	5.53%	04/01/2028		12,491	11,870,229

Term Loan B-4 (1 mo. Term SOFR + 3.75%)	6.31%	04/21/2029		4,181	4,008,704

Univision Communications, Inc.
Term Loan B(f)	-	05/05/2028		1,279	1,244,005

Term Loan B (1 mo. Term SOFR + 4.25%)	6.25%	06/10/2029		2,470	2,433,064

					57,496,456

Retailers (except Food & Drug)–2.27%
Bass Pro Group LLC, Term Loan B-2 (1 mo. USD LIBOR + 3.75%)	6.27%	03/06/2028		16,493	16,027,496

Claire’s Stores, Inc., Term Loan (1 mo. USD LIBOR + 6.50%)	9.02%	12/18/2026		2,043	1,946,265

CNT Holdings I Corp. (1-800 Contacts)
First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.81%	11/08/2027		11,135	10,916,768

Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	9.06%	11/06/2028		2,842	2,771,070

Kirk Beauty One GmbH (Germany)
Term Loan B-1 (3 mo. EURIBOR + 5.50%)	5.73%	04/08/2026	EUR	1,488	1,260,915

Term Loan B-2 (3 mo. EURIBOR + 5.50%)	5.73%	04/08/2026	EUR	858	727,447

Term Loan B-3	5.73%	04/08/2026	EUR	1,724	1,461,432

Term Loan B-4 (3 mo. EURIBOR + 5.50%)	5.73%	04/08/2026	EUR	2,624	2,223,934

Term Loan B-5 (3 mo. EURIBOR + 5.50%)	5.73%	04/08/2026	EUR	585	495,684

Petco Animal Supplies, Inc., First Lien Term loan (1 mo. USD LIBOR + 3.25%)	5.50%	03/02/2028		5,353	5,206,287

PetSmart LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	6.27%	02/11/2028		16,765	16,422,841

Rent-A-Center, Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	6.06%	02/17/2028		6,674	6,488,737

Restoration Hardware, Inc.
Term Loan B (1 mo. USD LIBOR + 2.50%)	5.02%	10/20/2028		3,271	3,023,460

Term Loan B (1 mo. Term SOFR + 3.25%)	5.81%	10/20/2028		1,064	994,213

Savers, Inc., Term Loan B (1 mo. USD LIBOR + 5.50%)	7.75%	04/21/2028		13,466	13,213,309

					83,179,858

Structured Products–0.08%
Madison Park Funding Ltd. (Cayman Islands), Series 2015-18A, Class ER (i)	9.08%	10/21/2030		3,150	2,941,253

Surface Transport–2.27%
American Trailer World Corp., First Lien Term Loan (1 mo. Term SOFR + 3.75%)	6.31%	03/03/2028		11,395	10,705,438

ASP LS Acquisition Corp., Incremental Term Loan B (1 mo. USD LIBOR + 4.50%)	7.38%	05/07/2028		3,194	2,859,755

Carriage Purchaser, Inc., Term Loan B (1 mo. USD LIBOR + 4.25%)	6.77%	09/30/2028		5,798	5,401,093

First Student Bidco, Inc.
Delayed Draw Term Loan (1 mo. Term SOFR + 4.00%)	6.15%	07/21/2028		820	794,790

Incremental Term Loan B 1 mo. Term SOFR + 4.00%)	6.05%	07/21/2028		11,810	11,444,973

Term Loan B (1 mo. USD LIBOR + 3.00%)	5.23%	07/21/2028		13,359	12,881,631

Term Loan C (1 mo. USD LIBOR + 3.00%)	5.23%	07/21/2028		4,956	4,778,859

Hurtigruten (Explorer II AS) (Norway)
Term Loan B (3 mo. EURIBOR + 3.50%)	4.91%	02/24/2025	EUR	14,280	12,183,515

Term Loan C (3 mo. EURIBOR + 8.00%)	8.27%	06/16/2023	EUR	2,000	1,872,554

Term Loan D (3 mo. EURIBOR + 8.00%)	8.00%	06/22/2023	EUR	1,505	1,407,809

Novae LLC
Delayed Draw Term Loan (1 mo. Term SOFR + 5.00%)	6.53%	12/22/2028		1,025	960,375

Delayed Draw Term Loan(e)	0.00%	12/22/2028		10	9,725

Term Loan B (1 mo. Term SOFR + 5.00%)	7.73%	12/22/2028		3,622	3,395,349

PODS LLC, Term Loan B (1 mo. USD LIBOR + 3.00%)	5.52%	04/01/2028		10,406	10,099,541

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Senior Floating Rate Fund

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value

Surface Transport–(continued)
STG - XPOI Opportunity, Term Loan B (1 mo. Term SOFR + 6.00%)	8.20%	04/30/2028		$4,468	$4,328,524

					83,123,931

Telecommunications–6.35%
Avaya, Inc.
First Lien Term Loan (1 mo. USD LIBOR + 4.25%)	6.64%	12/15/2027		21,667	12,478,750

Term Loan B-2 (1 mo. USD LIBOR + 4.00%)	6.39%	12/15/2027		6,108	3,513,703

Cablevision Lightpath LLC, Term Loan (1 mo. USD LIBOR + 3.25%)	5.64%	11/30/2027		3,199	3,157,750

CCI Buyer, Inc., Term Loan (1 mo. Term SOFR + 3.75%)	6.05%	12/17/2027		25,948	25,023,150

CenturyLink, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	4.77%	03/15/2027		22,286	21,041,584

Colorado Buyer, Inc.
First Lien Incremental Term Loan	6.79%	05/01/2024		2,483	2,405,321

Term Loan (3 mo. USD LIBOR + 3.00%)	5.79%	05/01/2024		928	900,683

Crown Subsea Communications Holding, Inc., Term Loan B (1 mo. USD LIBOR + 4.75%)	7.12%	04/27/2027		10,393	10,185,538

Eagle Broadband Investments LLC (Mega Broadband), Term Loan (1 mo. USD LIBOR + 3.00%)	5.31%	11/12/2027		3,693	3,619,247

Frontier Communications Corp., Term Loan B (1 mo. USD LIBOR + 3.75%)	6.06%	05/01/2028		39	38,058

II-VI, Inc., Term Loan B (3 mo. USD LIBOR + 2.75%)	5.12%	12/15/2028		10,292	10,094,526

Inmarsat Finance PLC (United Kingdom), Term Loan (1 mo. USD LIBOR + 3.50%)	6.03%	12/11/2026		8,140	7,921,138

Intelsat Jackson Holdings S.A. (Luxembourg), Term Loan B (1 mo. Term SOFR + 4.25%)	7.44%	02/01/2029		37,389	35,585,382

Level 3 Financing, Inc., Term Loan B (1 mo. USD LIBOR + 1.75%)	4.27%	03/01/2027		2,677	2,562,902

MLN US HoldCo LLC (dba Mitel)
First Lien Term Loan B (1 mo. USD LIBOR + 4.50%) (Acquired 01/17/2020-06/29/2022; Cost $22,046,439)(g)	6.87%	11/30/2025		23,685	14,198,902

Second Lien Term Loan B (3 mo. USD LIBOR + 8.75%) (Acquired 11/15/2021-04/13/2022; Cost $9,096,075)(g)	11.12%	11/30/2026		9,590	4,965,449

Radiate Holdco LLC, Term Loan B (1 mo. USD LIBOR + 3.25%)	5.77%	09/25/2026		9,237	8,837,749

Telesat LLC, Term Loan B-5 (1 mo. USD LIBOR + 2.75%)	5.34%	12/07/2026		10,333	7,090,170

Viasat, Inc., First Lien Term Loan B(f)	-	02/23/2029		9,314	8,676,937

Voyage Digital (NC) Ltd., Term Loan B (1 mo. Term SOFR + 4.50%)(d)	7.26%	03/03/2029		6,044	5,938,450

Windstream Services LLC, Term Loan B (1 mo. USD LIBOR + 6.25%)	8.77%	09/21/2027		19,483	18,849,469

Zayo Group LLC
Incremental Term Loan (1 mo. Term SOFR + 4.25%)	6.71%	03/09/2027		10,850	10,242,052

Term Loan (1 mo. USD LIBOR + 3.00%)	5.52%	03/09/2027		16,532	15,110,262

					232,437,172

Utilities–2.14%
APLP Holdings L.P. (Canada), Term Loan B (1 mo. USD LIBOR + 3.75%)	6.00%	05/14/2027		4,347	4,322,725

Brookfield WEC Holdings, Inc.
Incremental Term Loan(f)	-	08/01/2025		4,909	4,846,385

Term Loan B (1 mo. USD LIBOR + 2.75%)	5.27%	08/01/2025		3,320	3,250,987

Eastern Power LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	6.00%	10/02/2025		15,176	13,019,400

Frontera Generation Holdings LLC
First Lien Term Loan (Prime Rate + 13.00%)	15.25%	07/28/2026		4,165	4,102,505

Second Lien Term Loan (Prime Rate + 1.50%)	3.75%	07/28/2028		4,043	1,111,710

Generation Bridge LLC
Term Loan B (1 mo. USD LIBOR + 5.00%)	7.25%	12/01/2028		2,692	2,664,908

Term Loan C (1 mo. USD LIBOR + 5.00%)	7.25%	12/01/2028		56	55,798

Granite Generation LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	6.27%	11/09/2026		5,080	4,879,319

Heritage Power LLC, Term Loan (1 mo. USD LIBOR + 6.00%)	8.81%	07/30/2026		9,710	4,025,684

Lightstone Holdco LLC
Term Loan B(f)	-	02/01/2027		11,358	10,270,860

Term Loan C(f)	-	02/01/2027		639	578,014

Nautilus Power LLC, Term Loan (3 mo. USD LIBOR + 4.25%)	6.77%	05/16/2024		6,246	4,838,798

Osmose Utilities Services, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.77%	06/23/2028		6,727	6,436,283

Pike Corp., Term Loan (1 mo. Term SOFR + 3.50%)	5.81%	01/21/2028		1,603	1,579,462

Talen Energy Supply LLC, DIP Term Loan	7.40%	11/11/2023		5,859	5,864,830

Urbaser (Spain), Term Loan B (3 mo. EURIBOR + 4.68%)	4.68%	10/23/2028	EUR	2,312	2,246,708

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Senior Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value

Utilities–(continued)
USIC Holding, Inc.
Second Lien Term Loan (1 mo. USD LIBOR + 6.50%)	9.02%	05/07/2029	$1,108	$1,030,792

Term Loan B(f)	-	05/12/2028	3,310	3,212,502

				78,337,670

Total Variable Rate Senior Loan Interests (Cost $3,267,177,653)				3,058,801,052

			Shares

Common Stocks & Other Equity Interests–4.69%(j)
Building & Development–0.00%
Haya (Holdco2 PLC/Real Estate SAU)(d)			12,156	0

Business Equipment & Services–0.77%
iQor US, Inc., Term Loan(d)			451,676	2,258,380

My Alarm Center LLC, Class A (Acquired 03/09/2021-12/03/2021; Cost $21,866,485)(d)(g)(k)			162,067	25,849,729

				28,108,109

Containers & Glass Products–0.39%
Libbey Glass, Inc. (Acquired 11/13/2020-02/10/2022; Cost $3,769,108)(d)(g)			864,916	14,054,885

Electronics & Electrical–0.02%
Fusion Connect, Inc.(d)			113	1

Fusion Connect, Inc., Wts., expiring 01/14/2040(d)(k)			1,052,649	10,526

Internap Corp.(d)			2,426,706	485,341

Riverbed Technology, Inc. (Acquired 12/06/2021; Cost $1,900,489)(g)			113,462	255,290

Sungard Availability Services Capital, Inc.			37,318	21,085

				772,243

Industrial Equipment–0.19%
North American Lifting Holdings, Inc.(k)			679,193	6,791,930

Leisure Goods, Activities & Movies–0.00%
Crown Finance US, Inc., Wts., expiring 11/23/2025 (Acquired 12/09/2020; Cost $0)(g)			781,854	136,242

Oil & Gas–3.24%
Aquadrill LLC			399,557	15,882,391

Catalina Marketing Corp.			245,192	107,762

HGIM Corp.(d)(k)			116,926	2,747,761

Larchmont Resources LLC(d)(k)			8,096	809,553

McDermott International Ltd.(d)			4,906,686	1,934,461

QuarterNorth Energy, Inc. (Acquired 06/02/2021-10/29/2021; Cost $27,641,655)(g)(k)			671,335	80,784,090

Sabine Oil & Gas Holdings, Inc.(d)(l)			18,025	12,257

Southcross Energy Partners L.P. (Acquired 07/30/2014-10/29/2020; Cost $29,026,224)(d)(g)(k)			2,914,935	87,448

Tribune Resources, Inc.(k)			5,811,199	16,163,850

Tribune Resources, Inc., Wts., expiring 04/03/2023(d)(k)			1,504,557	37,614

				118,567,187

Radio & Television–0.01%
iHeartMedia, Inc., Class A(l)			44,559	394,347

Surface Transport–0.07%
Commercial Barge Line Co. (Acquired 01/31/2020-02/06/2020; Cost $1,838,610)(d)(g)			35,397	690,242

Commercial Barge Line Co., Series A, Wts., expiring 08/18/2030 (Acquired 01/31/2020-08/12/2022; Cost $0)(g)(k)			1,246,104	584,111

Commercial Barge Line Co., Series B, Wts., expiring 04/30/2045 (Acquired 02/05/2020-08/12/2022; Cost $0)(g)(k)			901,035	563,147

Commercial Barge Line Co., Wts., expiring 04/27/2045 (Acquired 01/31/2020-08/25/2020; Cost $1,932,877)(g)(k)			37,211	725,614

				2,563,114

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco Senior Floating Rate Fund

				Shares	Value

Utilities–0.00%
Frontera Generation Holdings LLC(k)				295,967	$92,490

Total Common Stocks & Other Equity Interests (Cost $204,010,803)					171,480,547

	Interest Rate	Maturity Date	Principal Amount (000)(a)
Non-U.S. Dollar Denominated Bonds & Notes–3.24%(m)
Automotive–0.21%
Cabonline Group Holding AB (Sweden) (3 mo. STIBOR + 9.50%)(i)(n)	10.62%	04/19/2026	SEK	71,250	6,583,607

Leather 2 S.p.A. (Italy) (3 mo. EURIBOR + 4.50%)(i)(n)	4.50%	09/30/2028	EUR	1,369	1,067,046

					7,650,653

Building & Development–0.20%
APCOA Parking Holdings GmbH (Germany) (3 mo. EURIBOR + 5.00%)(i)(n)	5.00%	01/15/2027	EUR	750	697,642

Haya Holdco 2 PLC (Spain)	9.00%	11/30/2025	EUR	10,564	6,847,553

					7,545,195

Cable & Satellite Television–0.14%
Altice Finco S.A. (Luxembourg) (Acquired 09/11/2020-01/28/2022; Cost $4,000,776)(g)(i)	4.75%	01/15/2028	EUR	3,744	2,990,793

Altice France Holding S.A. (Luxembourg) (Acquired 02/02/2021; Cost $3,335,189)(g)	4.00%	02/15/2028	EUR	2,852	2,054,233

					5,045,026

Chemicals & Plastics–0.06%
Herens Midco S.a.r.l. (Luxembourg)(i)	5.25%	05/15/2029	EUR	3,268	2,417,976

Electronics & Electrical–0.19%
Castor S.p.A. (Italy) (3 mo. EURIBOR + 5.25%)(i)(n)	5.25%	02/15/2029	EUR	3,666	3,444,712

Nobel Bidco B.V. (Netherlands)(i)	3.13%	06/15/2028	EUR	4,875	3,498,226

					6,942,938

Financial Intermediaries–1.04%
AnaCap Financial Europe S.A. SICAV-RAIF (Italy) (3 mo. EURIBOR + 5.00%)(i)(n)	5.27%	08/01/2024	EUR	13,583	12,076,163

Garfunkelux Holdco 3 S.A. (Luxembourg)(i)	6.75%	11/01/2025	EUR	2,100	1,881,865

Garfunkelux Holdco 3 S.A. (Luxembourg) (3 mo. EURIBOR + 6.25%)(i)(n)	6.52%	05/01/2026	EUR	10,341	9,885,947

Garfunkelux Holdco 3 S.A. (Luxembourg)(i)	6.75%	11/01/2025	EUR	1,000	896,126

Kane Bidco Ltd. (United Kingdom)(i)	5.00%	02/15/2027	EUR	976	887,907

Kane Bidco Ltd. (United Kingdom)(i)	6.50%	02/15/2027	GBP	1,219	1,263,861

Sherwood Financing PLC (United Kingdom)(i)	4.50%	11/15/2026	EUR	1,391	1,180,030

Sherwood Financing PLC (United Kingdom)(i)	6.00%	11/15/2026	GBP	1,404	1,323,579

Sherwood Financing PLC (United Kingdom) (3 mo. EURIBOR + 4.63%)(i)(n)	4.95%	11/15/2027	EUR	9,180	8,570,438

					37,965,916

Food Products–0.07%
Sigma Holdco B.V. (Netherlands)(i)	5.75%	05/15/2026	EUR	3,462	2,531,508

Home Furnishings–0.37%
Ideal Standard International S.A. (Belgium)(i)	6.38%	07/30/2026	EUR	2,054	1,218,633

Very Group Funding PLC (The) (United Kingdom)(i)	6.50%	08/01/2026	GBP	14,141	12,327,277

					13,545,910

Industrial Equipment–0.02%
Summer (BC) Holdco A S.a.r.l. (Luxembourg)(i)	9.25%	10/31/2027	EUR	814	710,838

Leisure Goods, Activities & Movies–0.07%
Deuce Finco PLC (United Kingdom) (3 mo. EURIBOR + 4.75%)(i)(n)	4.75%	06/15/2027	EUR	1,363	1,228,788

Deuce Finco PLC (United Kingdom)(i)	5.50%	06/15/2027	GBP	1,363	1,309,931

					2,538,719

Lodging & Casinos–0.21%
TVL Finance PLC (United Kingdom) (3 mo. SONIA + 5.38%)(i)(n)	6.93%	07/15/2025	GBP	7,091	7,660,986

Retailers (except Food & Drug)–0.41%
Douglas GmbH (Germany)(i)	6.00%	04/08/2026	EUR	5,000	4,143,586

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco Senior Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Retailers (except Food & Drug)–(continued)
Douglas GmbH (Germany)(i)	6.00%	04/08/2026	EUR	6,486	$5,375,060

Kirk Beauty SUN GmbH (Germany)(i)	8.25%	10/01/2026	EUR	8,120	5,362,120

					14,880,766

Surface Transport–0.25%
Zenith Finco PLC (United Kingdom)(i)	6.50%	06/30/2027	GBP	9,042	8,530,167

Zenith Finco PLC (United Kingdom)(i)	6.50%	06/30/2027	GBP	752	709,432

					9,239,599

Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $153,074,732)					118,676,030

U.S. Dollar Denominated Bonds & Notes–2.79%
Aerospace & Defense–0.14%
Castlelake Aviation Finance DAC (i)	5.00%	04/15/2027		$5,800	5,027,785

Building & Development–0.52%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC (Acquired 09/22/2021-12/15/2021; Cost $9,292,120)(g)(i)	4.50%	04/01/2027		9,367	8,039,569

Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC (Acquired 10/15/2020-12/11/2020; Cost $10,436,141)(g)(i)	5.75%	05/15/2026		11,638	10,869,893

					18,909,462

Business Equipment & Services–0.19%
ADT Security Corp. (The) (i)	4.13%	08/01/2029		4,743	4,078,885

Advantage Sales & Marketing, Inc.(i)	6.50%	11/15/2028		3,334	2,872,191

					6,951,076

Cable & Satellite Television–0.55%
Altice Financing S.A. (Luxembourg) (Acquired 06/09/2022; Cost $1,217,144)(g)(i)	5.75%	08/15/2029		1,414	1,140,718

Altice Financing S.A. (Luxembourg) (Acquired 03/02/2020-08/12/2022; Cost $12,283,418)(g)(i)	5.00%	01/15/2028		13,121	10,603,607

Altice France S.A. (France)(i)	5.50%	10/15/2029		6,838	5,408,414

Virgin Media Secured Finance PLC (United Kingdom)(i)	4.50%	08/15/2030		3,741	3,121,677

					20,274,416

Chemicals & Plastics–0.17%
EverArc Escrow S.a.r.l. (i)	5.00%	10/30/2029		7,312	6,275,597

Electronics & Electrical–0.09%
Energizer Holdings, Inc. (i)	4.38%	03/31/2029		3,882	3,163,461

Food Service–0.05%
WW International, Inc. (i)	4.50%	04/15/2029		3,110	1,946,487

Health Care–0.05%
Global Medical Response, Inc. (i)	6.50%	10/01/2025		2,186	1,954,295

Nonferrous Metals & Minerals–0.11%
SCIH Salt Holdings, Inc. (i)	4.88%	05/01/2028		4,639	3,986,219

Publishing–0.31%
McGraw-Hill Education, Inc. (i)	5.75%	08/01/2028		12,923	11,366,547

Radio & Television–0.06%
Diamond Sports Group LLC/Diamond Sports Finance Co. (i)	5.38%	08/15/2026		6,116	1,169,685

Univision Communications, Inc.(i)	7.38%	06/30/2030		969	962,944

					2,132,629

Surface Transport–0.07%
First Student Bidco, Inc./First Transit Parent, Inc. (i)	4.00%	07/31/2029		3,063	2,648,346

Telecommunications–0.22%
Connect Finco S.a.r.l./Connect US Finco LLC (United Kingdom) (i)	6.75%	10/01/2026		1,336	1,226,749

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco Senior Floating Rate Fund

				Principal
	Interest	Maturity		Amount
	Rate	Date		(000)(a)	Value

Telecommunications–(continued)
Windstream Escrow LLC/Windstream Escrow Finance Corp.(i)	7.75%	08/15/2028		$7,756	$6,678,660

					7,905,409

Utilities–0.26%
Artera Services LLC (i)	9.03%	12/04/2025		7,748	6,380,013

Calpine Corp.(i)	4.50%	02/15/2028		3,265	2,991,116

					9,371,129

Total U.S. Dollar Denominated Bonds & Notes (Cost $119,747,065)					101,912,858

				Shares
Preferred Stocks–2.06%(j)
Containers & Glass Products–0.07%
Libbey Glass, Inc., Pfd. (Acquired 11/13/2020-03/15/2022; Cost $2,015,744)(g)				20,154	2,529,254

Electronics & Electrical–0.03%
Riverbed Technology, Inc., Pfd. (Acquired 12/06/2021; Cost $0)(g)				174,464	872,320

Riverbed Technology, Inc., Pfd.				49,182	245,910

					1,118,230

Nonferrous Metals & Minerals–1.35%
ACNR Holdings, Inc., Pfd.				78,442	49,614,565

Oil & Gas–0.10%
McDermott International Ltd., Pfd.(d)				4,210,008	2,736,505

Southcross Energy Partners L.P., Series A, Pfd. (Acquired 05/07/2019-10/31/2019; Cost $11,607,048)(d)(g)(k)				11,609,066	870,680

					3,607,185

Surface Transport–0.51%
Commercial Barge Line Co., Series A, Pfd. (Acquired 01/31/2020-0 8/25/2020; Cost $4,105,181)(g)				131,713	3,314,755

Commercial Barge Line Co., Series A, Pfd., Wts., expiring 04/27/2045 (Acquired 01/31/2020-02/01/2021; Cost $4,315,155)(g)(k)				138,456	3,484,453

Commercial Barge Line Co., Series B, Pfd. (Acquired 02/05/2020-10/27/2020; Cost $3,389,672)(g)				142,554	6,949,508

Commercial Barge Line Co., Series B, Pfd., Wts., expiring 04/27/2045 (Acquired 02/05/2020-02/17/2021; Cost $2,380,533)(g)(k)				100,115	4,880,606

					18,629,322

Total Preferred Stocks (Cost $30,465,422)					75,498,556

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)(a)
Asset-Backed Securities–0.31%
Structured Products–0.31%
Babson Euro CLO B.V., Series 2021-1A, Class E (Ireland) (3 mo. EURIBOR + 7.05%) (i)(n)	7.20%	04/24/2034	EUR	977	839,232

CIFC Funding Ltd., Series 2014-4RA, Class DR (Cayman Islands) (3 mo. USD LIBOR + 7.00%)(i)(n)	9.74%	01/17/2035		$1,250	1,138,524

Cordatus CLO PLC, Series 23A, Class E (Ireland) (3 mo. EURIBOR + 7.26%)(i)(n)	7.26%	04/25/2036	EUR	2,873	2,607,546

Jubilee CLO, Series 2018-21A, Class E-R (Ireland) (3 mo. EURIBOR + 6.07%)(i)(n)	6.07%	04/15/2035	EUR	1,959	1,736,143

Madison Park Funding XXX Ltd., Series 2018-30A, Class E (Cayman Islands) (3 mo. USD LIBOR + 4.95%)(i)(n)	7.46%	04/15/2029		3,275	2,996,759

Regatta XIV Funding Ltd., Series 2018-3A, Class E (Cayman Islands) (3 mo. USD LIBOR + 5.95%)(i)(n)	8.73%	10/25/2031		2,200	1,930,278

Total Asset-Backed Securities (Cost $12,679,212)					11,248,482

Municipal Obligations–0.35%
Arizona–0.35%
Arizona (State of) Industrial Development Authority, Series 2022, RB (Acquired 02/22/2022; Cost $13,690,057) (Cost $14,962,009)(g)(i)	0.00%	01/01/2028		15,101	12,843,108

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco Senior Floating Rate Fund

	Shares	Value

Money Market Funds–4.92%
Invesco Government & Agency Portfolio, Institutional Class, 2.22%(k)(o)	110,290,453	$110,290,453

Invesco Treasury Portfolio, Institutional Class, 2.14%(k)(o)	69,840,969	69,840,969

Total Money Market Funds (Cost $180,131,422)		180,131,422

TOTAL INVESTMENTS IN SECURITIES–101.96% (Cost $3,982,248,318)		3,730,592,055

OTHER ASSETS LESS LIABILITIES–(1.96)%		(71,540,246)

NET ASSETS–100.00%		$3,659,051,809

Investment Abbreviations:

CLO	- Collateralized Loan Obligation
DIP	- Debtor-in-Possession
EUR	- Euro
EURIBOR	- Euro Interbank Offered Rate
GBP	- British Pound Sterling
LIBOR	- London Interbank Offered Rate
LOC	- Letter of Credit
Pfd.	- Preferred
PIK	- Pay-in-Kind
RB	- Revenue Bonds
SEK	- Swedish Krona
SOFR	- Secured Overnight Financing Rate
SONIA	- Sterling Overnight Index Average
STIBOR	- Stockholm Interbank Offered Rate
USD	- U.S. Dollar
Wts.	- Warrants

Notes to Schedule of Investments:

(a)	Principal amounts are denominated in U.S. dollars unless otherwise noted.
(b)

Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(c)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”) and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(d)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(e)	All or a portion of this holding is subject to unfunded loan commitments. Interest rate will be determined at the time of funding. See Note 8.
(f)	This variable rate interest will settle after August 31, 2022, at which time the interest rate will be determined.
(g)	Restricted security. The aggregate value of these securities at August 31, 2022 was $255,387,562, which represented 6.98% of the Fund’s Net Assets.
(h)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(i)

Security purchased or received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2022 was $238,719,945, which represented 6.52% of the Fund’s Net Assets.

(j)	Securities acquired through the restructuring of senior loans.
(k)

Affiliated issuer. The issuer is affiliated by having an investment adviser that is under common control of Invesco Ltd. and/or is an “affiliated person” under the Investment Company Act of 1940, as amended (the “1940 Act”), which defines “affiliated person” to include an issuer of which a fund holds 5% or more of the outstanding voting securities. For the Investments in Other Affiliates below, the Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2022.

				Change in
				Unrealized	Realized
	Value	Purchases	Proceeds	Appreciation	Gain	Value
	August 31, 2021	at Cost	from Sales	(Depreciation)	(Loss)	August 31, 2022	Income

Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$156,825,469	$946,891,569	$(993,426,585)	$-	$-	$110,290,453	$374,561
Invesco Treasury Portfolio, Institutional Class	100,864,312	631,261,047	(662,284,390)	-	-	69,840,969	198,409

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24	Invesco Senior Floating Rate Fund

				Change in
				Unrealized	Realized
	Value	Purchases	Proceeds	Appreciation	Gain	Value
	August 31, 2021	at Cost	from Sales	(Depreciation)	(Loss)	August 31, 2022	Income

Investments in Other Affiliates:

ACNR Holdings, Inc.	$10,606,863	$-	$(22,738,224)	$(6,003,885)	$18,135,246	$-	$-

ACNR Holdings, Inc., Pfd.*	11,677,820	-	(3,343,697)	38,011,310	3,269,132	49,614,565	-

Commercial Barge Line Co., Wts., expiring 04/27/2045	930,275	-	-	(204,661)	-	725,614	-

Commercial Barge Line Co., Series A, Pfd., Wts., expiring 04/27/2045	3,692,137	-	-	(207,684)	-	3,484,453	-

Commercial Barge Line Co., Series B, Pfd., Wts., expiring 04/27/2045	3,228,709	-	-	1,651,897	-	4,880,606	-

Commercial Barge Line Co., Series A, Wts., expiring 08/18/2030	219,943	-	-	364,168	-	584,111	-

Commercial Barge Line Co., Series B, Wts., expiring 04/30/2045	212,049	-	-	351,098	-	563,147	-

Frontera Generation Holdings LLC	665,923	-	-	(573,433)	-	92,490	-

Fusion Connect, Inc., Wts., expiring 01/14/2040	1,578,974	-	-	(1,568,448)	-	10,526	-

HGIM Corp.	545,694	-	-	2,202,067	-	2,747,761	-

Larchmont Resources LLC	12,143	-	-	797,410	-	809,553	2,170,744

MGOC, Inc.	387,512	-	(699,342)	(387,453)	699,283	-	-

My Alarm Center LLC, Class A	14,378,513	7,690,452	-	3,780,764	-	25,849,729	-

North American Lifting Holdings, Inc.	11,719,398	1,247,191	-	(6,174,659)	-	6,791,930	-

QuarterNorth Energy, Inc.	49,900,135	-	-	30,883,955	-	80,784,090	2,532,276

QuarterNorth Energy, Inc., Wts.,expiring 08/27/2028	28,735,074	-	-	(12,505,821)	(16,229,253)	-	-

Southcross Energy Partners L.P., Series A, Pfd.	6,210,851	-	-	(5,340,171)	-	870,680	12,436,286

Southcross Energy Partners L.P.	120,970	-	-	(33,522)	-	87,448	-

Southcross Energy Partners L.P., Series B, Pfd.	6,204,465	-	(7,841,077)	(6,204,465)	7,841,077	-	-

Tribune Resources, Inc., Wts., expiring 04/03/2023	37,614	-	-	-	-	37,614	-

Tribune Resources, Inc.	5,375,359	-	-	10,788,491	-	16,163,850	523,008

Total	$414,130,202	$1,587,090,259	$(1,690,333,315)	$49,626,958	$13,715,485	$374,229,589	$18,235,284

*	At August 31, 2022, this security was was no longer an affiliate of the Fund.

(l)	Non-income producing security.
(m)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(n)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2022.
(o)	The rate shown is the 7-day SEC standardized yield as of August 31, 2022.

Open Forward Foreign Currency Contracts
						Unrealized
Settlement		Contract to				Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)

Currency Risk

09/29/2022	Barclays Bank PLC	GBP	22,869,393	USD	27,605,285	$1,024,375

09/29/2022	Barclays Bank PLC	SEK	919,927	USD	89,313	2,903

09/29/2022	BNP Paribas S.A.	EUR	77,365,661	USD	79,419,217	1,532,830

09/29/2022	BNP Paribas S.A.	GBP	755,174	USD	915,308	37,575

10/31/2022	BNP Paribas S.A.	SEK	70,155,320	USD	6,637,883	38,751

10/31/2022	Citibank N.A.	GBP	23,210,252	USD	27,462,756	467,817

09/29/2022	Goldman Sachs International	EUR	3,386,322	USD	3,455,302	46,187

09/29/2022	Morgan Stanley Capital Services LLC	EUR	79,359,723	USD	81,513,558	1,619,687

09/29/2022	Morgan Stanley Capital Services LLC	GBP	23,885,260	USD	28,824,551	1,062,907

09/29/2022	Morgan Stanley Capital Services LLC	SEK	68,659,337	USD	6,754,147	304,874

09/29/2022	Morgan Stanley Capital Services LLC	USD	94,457,726	EUR	94,741,952	921,906

09/29/2022	Royal Bank of Canada	EUR	77,365,662	USD	79,459,331	1,572,944

09/29/2022	Royal Bank of Canada	GBP	699,885	USD	852,540	39,069

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25	Invesco Senior Floating Rate Fund

Open Forward Foreign Currency Contracts–(continued)
						Unrealized
Settlement		Contract to				Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)

09/29/2022	Royal Bank of Canada	USD	94,625,516	EUR	94,740,531	$752,686

10/31/2022	Royal Bank of Canada	GBP	22,863,831	USD	27,025,551	433,522

09/29/2022	State Street Bank & Trust Co.	EUR	4,357,897	USD	4,461,165	73,937

10/31/2022	State Street Bank & Trust Co.	GBP	23,210,252	USD	27,451,269	456,331

09/29/2022	Toronto Dominion Bank (The)	EUR	77,365,662	USD	79,456,237	1,569,850

09/29/2022	Toronto Dominion Bank (The)	GBP	22,869,393	USD	27,600,247	1,019,337

09/29/2022	Toronto Dominion Bank (The)	USD	94,569,048	EUR	94,741,952	810,584

09/29/2022	UBS AG	EUR	3,292,388	USD	3,377,305	62,757

Subtotal-Appreciation						13,850,829

Currency Risk

09/29/2022	BNP Paribas S.A.	USD	6,573,299	SEK	69,579,264	(37,616)

09/29/2022	Citibank N.A.	USD	27,546,032	GBP	23,298,538	(466,330)

09/29/2022	Morgan Stanley Capital Services LLC	USD	32,922,834	EUR	32,000,000	(707,451)

09/29/2022	Morgan Stanley Capital Services LLC	USD	1,848,031	GBP	1,531,230	(68,295)

10/31/2022	Morgan Stanley Capital Services LLC	EUR	95,155,447	USD	95,102,453	(904,945)

09/29/2022	Royal Bank of Canada	USD	6,444,082	EUR	6,268,879	(133,009)

09/29/2022	Royal Bank of Canada	USD	27,107,166	GBP	22,950,799	(431,638)

10/31/2022	Royal Bank of Canada	EUR	94,530,443	USD	94,643,123	(733,674)

09/29/2022	State Street Bank & Trust Co.	USD	27,534,119	GBP	23,298,538	(454,417)

10/31/2022	State Street Bank & Trust Co.	USD	836,420	GBP	711,420	(8,995)

10/31/2022	Toronto Dominion Bank (The)	EUR	94,531,861	USD	94,587,162	(791,066)

Subtotal-Depreciation						(4,737,436)

Total Forward Foreign Currency Contracts						$9,113,393

Abbreviations:

EUR - Euro

GBP - British Pound Sterling

SEK - Swedish Krona

USD - U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26	Invesco Senior Floating Rate Fund

Statement of Assets and Liabilities

August 31, 2022

Assets:

Investments in unaffiliated securities, at value (Cost $3,643,747,773)	$3,405,977,031

Investments in affiliates, at value (Cost $338,500,545)	324,615,024

Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	13,850,829

Cash	12,301,310

Foreign currencies, at value (Cost $5,365,676)	5,316,826

Receivable for:
Investments sold	143,249,050

Fund shares sold	1,597,423

Dividends	224,095

Interest	32,975,152

Investment for trustee deferred compensation and retirement plans	414,986

Other assets	357,855

Total assets	3,940,879,581

Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	4,737,436

Payable for:
Investments purchased	203,363,052

Dividends	5,588,459

Fund shares reacquired	4,388,845

Accrued fees to affiliates	1,576,761

Accrued trustees’ and officers’ fees and benefits	3,985

Accrued other operating expenses	430,554

Trustee deferred compensation and retirement plans	414,986

Unfunded loan commitments	61,323,694

Total liabilities	281,827,772

Net assets applicable to shares outstanding	$3,659,051,809

Net assets consist of:
Shares of beneficial interest	$6,301,826,567

Distributable earnings (loss)	(2,642,774,758)

$3,659,051,809

Net Assets:
Class A	$1,639,394,385

Class C	$268,126,544

Class R	$55,615,201

Class Y	$1,450,651,933

Class R5	$11,597

Class R6	$245,252,149

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	241,456,663

Class C	39,465,680

Class R	8,196,430

Class Y	214,101,255

Class R5	1,706

Class R6	36,203,233

Class A:
Net asset value per share	$6.79

Maximum offering price per share (Net asset value of $6.79 ÷ 96.75%)	$7.02

Class C:
Net asset value and offering price per share	$6.79

Class R:
Net asset value and offering price per share	$6.79

Class Y:
Net asset value and offering price per share	$6.78

Class R5:
Net asset value and offering price per share	$6.80

Class R6:
Net asset value and offering price per share	$6.77

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27	Invesco Senior Floating Rate Fund

Statement of Operations

For the year ended August 31, 2022

Investment income:

Interest	$210,307,593

Dividends	673,503

Dividends from affiliates	18,235,284

Total investment income	229,216,380

Expenses:
Advisory fees	22,892,032

Administrative services fees	536,119

Custodian fees	22,338

Distribution fees:
Class A	4,132,627

Class C	3,303,486

Class R	294,736

Interest, facilities and maintenance fees	1,615,162

Transfer agent fees – A, C, R and Y	4,279,662

Transfer agent fees – R5	4

Transfer agent fees – R6	63,738

Trustees’ and officers’ fees and benefits	47,966

Registration and filing fees	223,907

Professional services fees	520,729

Other	(682,609)

Total expenses	37,249,897

Less: Fees waived and/or expense offset arrangement(s)	(63,062)

Net expenses	37,186,835

Net investment income	192,029,545

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(86,303,866)

Affiliated investment securities	13,715,485

Foreign currencies	(1,779,687)

Forward foreign currency contracts	63,247,447

(11,120,621)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(231,773,891)

Affiliated investment securities	49,626,958

Foreign currencies	(824,223)

Forward foreign currency contracts	8,468,022

(174,503,134)

Net realized and unrealized gain (loss)	(185,623,755)

Net increase in net assets resulting from operations	$6,405,790

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28	Invesco Senior Floating Rate Fund

Statement of Changes in Net Assets

For the years ended August 31, 2022 and 2021

	2022	2021

Operations:
Net investment income	$192,029,545	$167,337,405

Net realized gain (loss)	(11,120,621)	(549,804,456)

Change in net unrealized appreciation (depreciation)	(174,503,134)	809,880,107

Net increase in net assets resulting from operations	6,405,790	427,413,056

Distributions to shareholders from distributable earnings:
Class A	(80,741,633)	(71,979,400)

Class C	(13,510,386)	(20,760,155)

Class R	(2,706,058)	(2,484,119)

Class Y	(76,112,499)	(61,932,312)

Class R5	(619)	(495)

Class R6	(10,713,187)	(8,650,185)

Total distributions from distributable earnings	(183,784,382)	(165,806,666)

Share transactions–net:
Class A	49,014,679	(33,558,946)

Class C	(116,082,537)	(373,162,854)

Class R	(1,790,388)	(3,304,069)

Class Y	201,656,747	(341,089,336)

Class R5	–	2,967

Class R6	59,681,079	(11,391,890)

Net increase (decrease) in net assets resulting from share transactions	192,479,580	(762,504,128)

Net increase (decrease) in net assets	15,100,988	(500,897,738)

Net assets:
Beginning of year	3,643,950,821	4,144,848,559

End of year	$3,659,051,809	$3,643,950,821

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29	Invesco Senior Floating Rate Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover (d)
Class A
Year ended 08/31/22	$7.10	$0.35	$(0.32)	$0.03	$(0.34)	$6.79	0.40%	$1,639,394	1.04%		1.04%		1.00%		5.05%		68%
Year ended 08/31/21	6.61	0.31	0.49	0.80	(0.31)	7.10	12.35	1,666,116	1.07		1.10		1.00		4.56		86
Year ended 08/31/20	7.63	0.32	(1.02)	(0.70)	(0.32)	6.61	(9.23)	1,586,129	1.13		1.16		1.02		4.59		53
One month ended 08/31/19	7.77	0.03	(0.14)	(0.11)	(0.03)	7.63	(1.37)	2,962,352	1.11	(e)	1.12	(e)	1.01	(e)	5.25	(e)	1
Year ended 07/31/19	8.13	0.41	(0.37)	0.04	(0.40)	7.77	0.58	3,104,336	1.10		1.10		1.00		5.12		25
Year ended 07/31/18	8.15	0.37	(0.05)	0.32	(0.34)	8.13	3.96	3,899,006	1.11		1.12		0.99		4.53		66
Class C
Year ended 08/31/22	7.11	0.30	(0.33)	(0.03)	(0.29)	6.79	(0.49)	268,127	1.79		1.79		1.75		4.30		68
Year ended 08/31/21	6.62	0.26	0.49	0.75	(0.26)	7.11	11.50	398,409	1.82		1.85		1.75		3.81		86
Year ended 08/31/20	7.64	0.27	(1.02)	(0.75)	(0.27)	6.62	(9.90)	733,122	1.88		1.91		1.77		3.84		53
One month ended 08/31/19	7.78	0.03	(0.14)	(0.11)	(0.03)	7.64	(1.43)	1,640,440	1.86	(e)	1.87	(e)	1.76	(e)	4.50	(e)	1
Year ended 07/31/19	8.14	0.35	(0.36)	(0.01)	(0.35)	7.78	(0.17)	1,734,118	1.85		1.85		1.75		4.37		25
Year ended 07/31/18	8.16	0.31	(0.06)	0.25	(0.27)	8.14	3.18	2,497,209	1.86		1.87		1.74		3.78		66
Class R
Year ended 08/31/22	7.10	0.34	(0.33)	0.01	(0.32)	6.79	0.14	55,615	1.29		1.29		1.25		4.80		68
Year ended 08/31/21	6.61	0.30	0.48	0.78	(0.29)	7.10	12.07	60,060	1.32		1.35		1.25		4.31		86
Year ended 08/31/20	7.62	0.31	(1.01)	(0.70)	(0.31)	6.61	(9.34)	59,212	1.38		1.41		1.27		4.34		53
One month ended 08/31/19	7.76	0.03	(0.14)	(0.11)	(0.03)	7.62	(1.39)	87,586	1.36	(e)	1.37	(e)	1.26	(e)	5.00	(e)	1
Year ended 07/31/19	8.13	0.39	(0.38)	0.01	(0.38)	7.76	0.20	91,419	1.35		1.35		1.25		4.87		25
Year ended 07/31/18	8.14	0.35	(0.04)	0.31	(0.32)	8.13	3.82	88,230	1.36		1.37		1.24		4.29		66
Class Y
Year ended 08/31/22	7.09	0.37	(0.33)	0.04	(0.35)	6.78	0.63	1,450,652	0.79		0.79		0.75		5.30		68
Year ended 08/31/21	6.60	0.33	0.49	0.82	(0.33)	7.09	12.65	1,323,124	0.82		0.85		0.75		4.81		86
Year ended 08/31/20	7.61	0.35	(1.02)	(0.67)	(0.34)	6.60	(8.90)	1,571,552	0.88		0.91		0.77		4.84		53
One month ended 08/31/19	7.75	0.04	(0.14)	(0.10)	(0.04)	7.61	(1.35)	4,734,607	0.86	(e)	0.87	(e)	0.76	(e)	5.50	(e)	1
Year ended 07/31/19	8.11	0.43	(0.37)	0.06	(0.42)	7.75	0.82	5,266,308	0.85		0.85		0.75		5.37		25
Year ended 07/31/18	8.13	0.39	(0.05)	0.34	(0.36)	8.11	4.21	7,495,276	0.86		0.87		0.74		4.78		66
Class R5
Year ended 08/31/22	7.11	0.38	(0.33)	0.05	(0.36)	6.80	0.74	12	0.70		0.70		0.66		5.39		68
Year ended 08/31/21	6.62	0.34	0.48	0.82	(0.33)	7.11	12.65	12	0.73		0.74		0.66		4.90		86
Year ended 08/31/20	7.63	0.34	(1.00)	(0.66)	(0.35)	6.62	(8.80)	8	0.80		0.80		0.69		4.92		53
One month ended 08/31/19	7.77	0.04	(0.14)	(0.10)	(0.04)	7.63	(1.34)	10	0.80	(e)	0.82	(e)	0.71	(e)	5.55	(e)	1
Period ended 07/31/19(f)	7.87	0.08	(0.10)	(0.02)	(0.08)	7.77	(0.28)	10	0.77	(e)	0.77	(e)	0.67	(e)	5.45	(e)	25
Class R6
Year ended 08/31/22	7.08	0.37	(0.32)	0.05	(0.36)	6.77	0.72	245,252	0.70		0.70		0.66		5.39		68
Year ended 08/31/21	6.60	0.34	0.47	0.81	(0.33)	7.08	12.60	196,230	0.69		0.74		0.62		4.94		86
Year ended 08/31/20	7.61	0.36	(1.02)	(0.66)	(0.35)	6.60	(8.80)	194,825	0.77		0.79		0.66		4.95		53
One month ended 08/31/19	7.75	0.04	(0.14)	(0.10)	(0.04)	7.61	(1.34)	997,162	0.75	(e)	0.76	(e)	0.65	(e)	5.61	(e)	1
Year ended 07/31/19	8.11	0.43	(0.36)	0.07	(0.43)	7.75	0.93	1,056,032	0.74		0.74		0.64		5.48		25
Year ended 07/31/18	8.13	0.40	(0.06)	0.34	(0.36)	8.11	4.31	1,373,036	0.77		0.78		0.65		4.88		66

(a)	Calculated using average shares outstanding.
(b)

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds were 1.12%, 1.10% and 1.13% for the one month ended August 31, 2019 and the years ended July 31, 2019 and 2018, respectively.

(d)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended ended August 31, 2021, the portfolio turnover calculation excludes the value of securities purchased of $42,745,724 in connection with the acquisition of Invesco Senior Floating Rate Plus Fund into the Fund.

(e)	Annualized.
(f)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30	Invesco Senior Floating Rate Fund

Notes to Financial Statements

August 31, 2022

NOTE 1–Significant Accounting Policies

Invesco Senior Floating Rate Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek income.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.

Security Valuations – Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and the asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available and unreliable are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or

31	Invesco Senior Floating Rate Fund

other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Facility fees received may be amortized over the life of the loan. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are received in return for changes in the terms of the loan or note.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses –Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Interest, Facilities and Maintenance Fees – Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, administrative expenses and other expenses associated with establishing and maintaining the line of credit.

H.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Securities Purchased on a When-Issued and Delayed Delivery Basis – The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

K.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases

32	Invesco Senior Floating Rate Fund

and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

L.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

M.

Industry Focus – To the extent that the Fund invests a greater amount of its assets in securities of issuers in the banking and financial services industries, the Fund’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.

N.

Bank Loan Risk – Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund seeks to manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

O.

LIBOR Risk – The Fund may have investments in financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. LIBOR is intended to measure the rate generally at which banks can lend and borrow from one another in the relevant currency on an unsecured basis. The UK Financial Conduct Authority (“FCA”), the regulator that oversees LIBOR, announced that the majority of LIBOR rates would cease to be published or would no longer be representative on January 1, 2022. Although the publication of most LIBOR rates ceased at the end of 2021, a selection of widely used USD LIBOR rates continues to be published until June 2023 to allow for an orderly transition away from these rates.

There remains uncertainty and risks relating to the continuing LIBOR transition and its effects on the Fund and the instruments in which the Fund invests. There can be no assurance that the composition or characteristics of any alternative reference rates (“ARRs”) or financial instruments in which the Fund invests that utilize ARRs will be similar to or produce the same value or economic equivalence as LIBOR or that these instruments will have the same volume or liquidity. Additionally, there remains uncertainty and risks relating to certain “legacy” USD LIBOR instruments that were issued or entered into before December 31, 2021 and the process by which a replacement interest rate will be identified and implemented into these instruments when USD LIBOR is ultimately discontinued. The effects of such uncertainty and risks in “legacy” USD LIBOR instruments held by the Fund could result in losses to the Fund.

P.

Leverage Risk – The Fund may utilize leverage to seek to enhance the yield of the Fund by borrowing. There are risks associated with borrowing in an effort to increase the yield and distributions on the common shares, including that the costs of the financial leverage may exceed the income from investments purchased with such leverage proceeds, the higher volatility of the net asset value of the shares, and that fluctuations in the interest rates on the borrowing may affect the yield and distributions to the common shareholders. There can be no assurance that the Fund’s leverage strategy will be successful.

Q.

Other Risks - The Fund may invest all or substantially all of its assets in senior secured floating rate loans and senior secured debt securities that are determined to be rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

The Fund invests in corporate loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a corporate loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the corporate loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.

During the period, the Fund experienced a low interest rate environment created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs. Additionally, from time to time, uncertainty regarding the status of negotiations in the U.S. Government to increase the statutory debt limit, commonly called the “debt ceiling”, could increase the risk that the U.S. Government may default on payments on certain U.S. Government securities, cause the credit rating of the U.S. Government to be downgraded, increase volatility in the stock and

33	Invesco Senior Floating Rate Fund

bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. Government-sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of a Fund that holds securities of that entity will be adversely impacted.

R.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate*

First $ 200 million	0.750%

Next $200 million	0.720%

Next $200 million	0.690%

Next $200 million	0.660%

Next $4.2 billion	0.600%

Next $5 billion	0.580%

Next $10 billion	0.560%

Over $20 billion	0.550%

*	The advisory fee payable by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with Invesco.

For the year ended August 31, 2022, the effective advisory fee rate incurred by the Fund was 0.61%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

The Adviser has contractually agreed, through at least December 31, 2022, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.00%, 1.75%, 1.25%, 0.75%, 0.75% and 0.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on December 31, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2024, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended August 31, 2022, the Adviser waived advisory fees of $58,510.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Fund, SSB also serves as the funds’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C and Class R Plans, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2022, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2022, IDI advised the Fund that IDI retained $80,216 in front-end sales commissions from the sale of Class A shares and $14,393 and $28,580 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

34	Invesco Senior Floating Rate Fund

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Variable Rate Senior Loan Interests	$–	$2,768,624,277	$290,176,775	$3,058,801,052

Common Stocks & Other Equity Interests	394,347	122,108,002	48,978,198	171,480,547

Non-U.S. Dollar Denominated Bonds & Notes	–	118,676,030	–	118,676,030

U.S. Dollar Denominated Bonds & Notes	–	101,912,858	–	101,912,858

Preferred Stocks	–	71,891,371	3,607,185	75,498,556

Municipal Obligations	–	12,843,108	–	12,843,108

Asset-Backed Securities	–	11,248,482	–	11,248,482

Money Market Funds	180,131,422	–	–	180,131,422

Total Investments in Securities	180,525,769	3,207,304,128	342,762,158	3,730,592,055

Other Investments - Assets*

Forward Foreign Currency Contracts	–	13,850,829	–	13,850,829

Other Investments - Liabilities*

Forward Foreign Currency Contracts	–	(4,737,436)	–	(4,737,436)

Total Other Investments	–	9,113,393	–	9,113,393

Total Investments	$180,525,769	$3,216,417,521	$342,762,158	$3,739,705,448

*	Unrealized appreciation (depreciation).

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the year ended August 31, 2022:

						Change in
				Accrued	Realized	Unrealized	Transfers	Transfers
	Value	Purchases	Proceeds	Discounts/	Gain	Appreciation	into	out of	Value
	08/31/21	at Cost	from Sales	Premiums	(Loss)	(Depreciation)	Level 3*	Level 3*	08/31/22

Variable Rate Senior Loan Interests	$144,031,814	$243,777,446	$(127,788,680)	$(40)	$(3,346,108)	$(9,327,329)	$74,833,076	$(32,003,404)	$290,176,775

Common Stocks & Other Equity Interests	22,946,079	10,294,822	(2,854,895)	-	1,714,116	10,490,196	12,429,163	(6,041,283)	48,978,198

Preferred Stocks	16,541,128	-	(7,841,078)	-	7,841,077	(11,544,635)	-	(1,389,307)	3,607,185

Non-U.S. Dollar Denominated Bonds & Notes	103,899	-	(903,321)	-	-	799,422	-	-	-

Investments Matured	5,041,285	-	(6,110,649)	4,063	9,406	1,055,895	-	-	-

Total	$188,664,205	$254,072,268	$(145,498,623)	$4,023	$6,218,491	$(8,526,451)	$87,262,239	$(39,433,994)	$342,762,158

*Transfers into and out of level 3 are due to increases or decreases in market activity impacting the available market inputs to determine the price.

Securities determined to be Level 3 at the end of the reporting period were valued primarily by utilizing evaluated prices from a third-party vendor pricing service. A significant change in third-party pricing information could result in a lower or higher value in Level 3 investments.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

35	Invesco Senior Floating Rate Fund

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2022:

Value
Currency
Derivative Assets	Risk

Unrealized appreciation on forward foreign currency contracts outstanding	$13,850,829

Derivatives not subject to master netting agreements	-

Total Derivative Assets subject to master netting agreements	$13,850,829

Value
Currency
Derivative Liabilities	Risk

Unrealized depreciation on forward foreign currency contracts outstanding	$(4,737,436)

Derivatives not subject to master netting agreements	-

Total Derivative Liabilities subject to master netting agreements	$(4,737,436)

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of August 31, 2022.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
	Forward Foreign	Forward Foreign	Net Value of			Net
Counterparty	Currency Contracts	Currency Contracts	Derivatives	Non-Cash	Cash	Amount
Barclays Bank PLC	$1,027,278	$–	$1,027,278	$–	$–	$1,027,278
BNP Paribas S.A.	1,609,156	(37,616)	1,571,540	–	–	1,571,540
Citibank N.A.	467,817	(466,330)	1,487	–	–	1,487
Goldman Sachs International	46,187	–	46,187	–	–	46,187
Morgan Stanley Capital Services LLC	3,909,374	(1,680,691)	2,228,683	–	–	2,228,683
Royal Bank of Canada	2,798,221	(1,298,321)	1,499,900	–	–	1,499,900
State Street Bank & Trust Co.	530,268	(463,412)	66,856	–	–	66,856
Toronto Dominion Bank (The)	3,399,771	(791,066)	2,608,705	–	–	2,608,705
UBS AG	62,757	–	62,757	–	–	62,757
Total	$13,850,829	$(4,737,436)	$9,113,393	$–	$–	$9,113,393

Effect of Derivative Investments for the year ended August 31, 2022

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on
Statement of Operations
Currency
Risk

Realized Gain:
Forward foreign currency contracts	$63,247,447

Change in Net Unrealized Appreciation:
Forward foreign currency contracts	8,468,022

Total	$71,715,469

The table below summarizes the average notional value of derivatives held during the period.

Forward
Foreign Currency
Contracts

Average notional value	$1,256,015,869

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2022, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $4,552.

36	Invesco Senior Floating Rate Fund

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances and Borrowings

Effective February 18, 2022, the Fund has entered into a credit agreement, which enables the Fund to participate with certain other Invesco Funds in a committed secured borrowing facility that permits borrowings up to $1.1 billion, collectively by certain Invesco Funds, and which will expire on February 17, 2023. Prior to February 18, 2022, the credit agreement permitted borrowings up to $900 million. The credit agreement is secured by the assets of the Fund. The Fund is subject to certain covenants relating to the credit agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the credit agreement. During the year ended August 31, 2022, the Fund did not borrow under this agreement.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8–Unfunded Loan Commitments

As of August 31, 2022, the Fund had unfunded loan commitments, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Type	Unfunded Loan Commitment	Unrealized Appreciation (Depreciation)

athenahealth, Inc.	Delayed Draw Term Loan	$1,687,891	$(68,114)

Boeing Co.	Revolver Loan	7,314,868	37,025

Crown Finance US, Inc.	Revolver Loan	93,309	(19,926)

Dermatology Intermediate Holdings III, Inc.	Delayed Draw Term Loan	169,499	(3,390)

Dun & Bradstreet Corp. (The)	Revolver Loan	12,574,681	493,246

Financiere Pax S.A.S.	Revolver Loan	1,122,761	(192,671)

Greenrock Finance, Inc.	Delayed Draw Term Loan	2,734,297	(35,576)

Groundworks LLC	Delayed Draw Term Loan	1,762,720	(4,627)

Icebox Holdco III, Inc.	Delayed Draw Term Loan	2,398,975	(52,080)

Kantar	Revolver Loan	5,523,760	105,816

McDermott International Ltd.	LOC	15,187,691	(2,683,133)

Novae LLC	Delayed Draw Term Loan	10,374	(649)

Parques Reunidos (Piolin Bidco s.a.u)	Revolver Loan	1,648,304	(251,747)

Royal Caribbean Cruises	Revolver Loan	966,160	(685)

Royal Caribbean Cruises	Revolver Loan	4,389,010	(48,037)

Tank Holding Corp.	Revolver Loan	904,474	(17,126)

Vertellus	Revolver Loan	718,993	(15,422)

Vue International Bidco PLC	First Lien Term Loan	2,115,927	(53,909)

		$61,323,694	$(2,811,005)

NOTE 9–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2022 and 2021:

	2022	2021

Ordinary income*	$183,784,382	$165,806,666

*	Includes short-term capital gain distributions, if any.

37	Invesco Senior Floating Rate Fund

Tax Components of Net Assets at Period-End:

2022

Undistributed ordinary income	$78,366,574

Net unrealized appreciation (depreciation) – investments	(250,148,617)

Net unrealized appreciation (depreciation) – foreign currencies	(508,284)

Temporary book/tax differences	(390,131)

Capital loss carryforward	(2,470,094,300)

Shares of beneficial interest	6,301,826,567

Total net assets	$3,659,051,809

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, derivative instruments, partnerships, amortization and accretion on debt securities.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of August 31, 2022, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$176,781,660	$2,293,312,640	$2,470,094,300

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 10–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2022 was $2,691,258,775 and $2,517,470,352, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$158,464,862

Aggregate unrealized (depreciation) of investments	(408,613,479)

Net unrealized appreciation (depreciation) of investments	$(250,148,617)

Cost of investments for tax purposes is $3,989,854,065.

NOTE 11–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on August 31, 2022, undistributed net investment income was increased by $54,316,588 and undistributed net realized gain (loss) was decreased by $54,316,588. This reclassification had no effect on the net assets or the distributable earnings (loss) of the Fund.

NOTE 12–Senior Loan Participation Commitments

The Fund invests in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.

At the year ended August 31, 2022, the following sets forth the selling participants with respect to interest in Senior Loans purchased by the Fund on a participation basis.

Selling Participant	Principal Amount	Value

Bank of America, N.A.	$25,814,517	$24,659,795

Barclays Bank PLC	15,187,691	12,504,558

Citibank, N.A.	7,407,449	7,351,893

Credit Agricole CIB	1,582,065	1,240,120

JPMorgan Europe Ltd.	2,500,000	2,062,018

38	Invesco Senior Floating Rate Fund

NOTE 13–Dividends

The Fund declared the following monthly dividends from net investment income subsequent to August 31, 2022.

		Amount Per Share
Share Class	Record Date	Payable October 31, 2022

Class A	Daily	$0.0337

Class C	Daily	$0.0295

Class R	Daily	$0.0323

Class Y	Daily	$0.0350

Class R5	Daily	$0.0357

Class R6	Daily	$0.0355

NOTE 14–Share Information

	Summary of Share Activity

	Year ended August 31, 2022(a)		Year ended August 31, 2021
	Shares	Amount	Shares	Amount

Sold:
Class A	47,641,433	$334,278,812	19,430,180	$133,925,988

Class C	8,088,635	56,812,169	4,484,542	30,874,851

Class R	1,427,305	9,999,546	1,512,659	10,417,274

Class Y	152,010,600	1,065,154,555	72,471,119	498,685,741

Class R6	47,951,917	333,995,515	14,416,428	99,372,788

Issued as reinvestment of dividends:
Class A	8,291,919	57,698,731	7,358,642	50,422,160

Class C	1,430,472	9,981,569	2,107,230	14,387,643

Class R	375,423	2,612,061	349,780	2,393,923

Class Y	7,087,693	49,232,229	5,797,272	39,561,970

Class R6	742,943	5,140,709	726,568	4,940,957

Automatic conversion of Class C shares to Class A shares:
Class A	15,437,423	108,140,623	36,893,697	252,279,950

Class C	(15,424,045)	(108,140,623)	(36,850,700)	(252,279,950)

Issued in connection with acquisitions:(b)
Class A	-	-	2,559,736	17,726,497

Class C	-	-	874,292	6,059,506

Class R	-	-	4,104	28,403

Class Y	-	-	2,384,317	16,471,348

Class R5	-	-	1,266	8,767

Class R6	-	-	58,756	405,763

39	Invesco Senior Floating Rate Fund

	Summary of Share Activity

	Year ended August 31, 2022(a)		Year ended August 31, 2021
	Shares	Amount	Shares	Amount

Reacquired:
Class A	(64,565,601)	$(451,103,487)	(71,410,373)	$(487,913,541)

Class C	(10,698,524)	(74,735,652)	(25,306,299)	(172,204,904)

Class R	(2,070,887)	(14,401,995)	(2,361,162)	(16,143,669)

Class Y	(131,743,792)	(912,730,037)	(132,104,021)	(895,808,395)

Class R5	-	-	(831)	(5,800)

Class R6	(40,196,462)	(279,455,145)	(17,033,875)	(116,111,398)

Net increase (decrease) in share activity	25,786,452	$192,479,580	(113,636,673)	$(762,504,128)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 58% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)

After the close of business on April 23, 2021, the Fund acquired all the net assets of Invesco Senior Floating Rate Plus Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Board of Trustees of the Fund on February 23, 2021. The reorganization was executed in order to reduce overlap and increase efficiencies in the Adviser’s product line. The acquisition was accomplished by a tax-free exchange of 5,882,471 shares of the Fund for 5,092,859 shares outstanding of the Target Fund as of the close of business on April 23, 2021. Shares of the Target Fund were exchanged for the like class of shares of the Fund, based on the relative net asset value of the Target Fund to the net asset value of the Fund on the close of business, April 23, 2021. The Target Fund’s net assets as of the close of business on April 23, 2021 of $40,700,284, including $(1,526,311) of unrealized appreciation (depreciation), were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $3,573,619,105 and $3,614,319,389 immediately after the acquisition.

The pro forma results of operations for the year ended August 31, 2021 assuming the reorganization had been completed on September 1, 2020, the beginning of the annual reporting period are as follows:

Net investment income	$168,420,148

Net realized/unrealized gains	261,135,899

Change in net assets resulting from operations	$429,556,047

As the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that has been included in the Fund’s Statement of Operations since April 24, 2021.

40	Invesco Senior Floating Rate Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Senior Floating Rate Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Senior Floating Rate Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the “Fund”) as of August 31, 2022, the related statement of operations for the year ended August 31, 2022, the statement of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2022 and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights
For each of the three years in the period ended August 31, 2022, the one month ended August 31, 2019, and the year ended July 31, 2019 for Class A, Class C, Class R, Class Y and Class R6.For each of the three years in the period ended August 31, 2022, the one month ended August 31, 2019, and the period May 24, 2019 (commencement date) through July 31, 2019 for Class R5.

The financial statements of Oppenheimer Senior Floating Rate Fund (subsequently renamed Invesco Senior Floating Rate Fund) as of and for the year ended July 31, 2018 and the financial highlights for the year then ended (not presented herein, other than the financial highlights) were audited by other auditors whose report dated September 26, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

October 26, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

41	Invesco Senior Floating Rate Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2022 through August 31, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/22)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$987.80	$5.16	$1,020.01	$5.24	1.03%
Class C	1,000.00	982.80	8.90	1,016.23	9.05	1.78
Class R	1,000.00	986.60	6.41	1,018.75	6.51	1.28
Class Y	1,000.00	988.90	3.91	1,021.27	3.97	0.78
Class R5	1,000.00	989.60	3.36	1,021.83	3.41	0.67
Class R6	1,000.00	988.00	3.36	1,021.83	3.41	0.67

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2022 through August 31, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

42	Invesco Senior Floating Rate Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2022, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Senior Floating Rate Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2022. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2022 and June 13, 2022, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2022.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the remote and hybrid working environment resulting from the novel coronavirus (“COVID-19”) pandemic and paved the way for a hybrid working framework in a normalized environment as employees return to the office. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled

Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Senior Secured Management, Inc. currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2021 to the performance of funds in the Broadridge performance universe and against the J.P Morgan Leveraged Loan Index (Index). The Board noted that performance of Class A shares of the Fund was in the first quintile of its performance universe for the one year period and the fifth quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one year period and below the performance of the Index for the three and five year periods. The Board considered that the Fund was created in connection with Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”) and that the Fund’s performance prior to the closing of the Transaction on May 24, 2019 is that of its predecessor fund. The Board considered that the Fund underwent a change in portfolio management in 2020 and that relative performance had improved over more recent periods. The Board recognized that the performance data reflects a snapshot in time as of a particular date and

43	Invesco Senior Floating Rate Fund

that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was above the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s contractual management fees, actual management fees and total expense ratio were each in the fourth quintile of its expense group and discussed with management reasons for such relative actual and contractual management fees and total expenses.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

    The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

44	Invesco Senior Floating Rate Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2022:

Federal and State Income Tax

Qualified Dividend Income*	6.04%
Corporate Dividends Received Deduction*	6.04%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	72.22%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

45	Invesco Senior Floating Rate Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			190	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Senior Floating Rate Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee and Chair	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	190	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	190	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	190	Insperity, Inc. (formerly known as Administaff) (human resources provider); Member of Regional Board of Directors and Board of Directors, First Financial Bancorp (regional bank)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			190	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	190	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2003	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	190	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Senior Floating Rate Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			190	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury and Director, ON Semiconductor Corporation (semiconductor manufacturing)	190	None
Ann Barnett Stern[2] – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment, Inc. a private philanthropic institution (private philanthropic institution) Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP and Andrews & Kurth LLP	190	Trustee and Board Vice Chair of Holdsworth Center (non-profit); Trustee and Chair of Nomination/Governance Committee, Good Reason Houston, (non-profit); Trustee and Investment Committee member of University of Texas Law School Foundation (non-profit); Board Member of Greater Houston Partnership (non-profit); Advisory Board member, Baker Institute for Public Policy at Rice University (non-profit) Formerly: Director and Audit Committee Member of Federal Reserve Bank of Dallas
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	190	None
Daniel S. Vandivort –1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management, 1994-2007; Trustee and Chair, Weiss Peck and Greer Funds Board, 2004-2005; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management, 1984-1994.	190	Formerly: Trustee and Governance Chair, Oppenheimer Funds, 2014-2019; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America, 2016-2019

[2]	Effective September 14, 2022, Ms. Ann Barnett Stern resigned as a Trustee of the Trust.

T-3	Invesco Senior Floating Rate Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	2003

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Senior Vice President, Invesco Group Services, Inc.; Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Senior Floating Rate Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Senior Floating Rate Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds; and Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets)

Formerly, Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; Associate, Gaston Snow & Ely Bartlett

			N/A	N/A
			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-6	Invesco Senior Floating Rate Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-09913 and 333-36074	Invesco Distributors, Inc.	O-SFLR-AR-1

Annual Report to Shareholders	August 31, 2022

Invesco Short Duration High Yield Municipal Fund

Nasdaq:

A: ISHAX ∎ C: ISHCX ∎ Y: ISHYX ∎ R5: ISHFX ∎ R6: ISHSX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

6	Liquidity Risk Management Program

8	Schedule of Investments

33	Financial Statements

36	Financial Highlights

37	Notes to Financial Statements

44	Report of Independent Registered Public Accounting Firm

45	Fund Expenses

46	Approval of Investment Advisory and Sub-Advisory Contracts

49	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2022, Class A shares of Invesco Short Duration High Yield Municipal Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Short Duration High Yield Municipal Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/21 to 8/31/22, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-7.07%
Class C Shares	-7.79
Class Y Shares	-6.84
Class R5 Shares	-6.93
Class R6 Shares	-6.77
S&P Municipal Bond High Yield Index▼ (Broad Market Index)	-9.72
Custom Invesco Short Duration High Yield Municipal Index∎ (Style-Specific Index)	-6.90

Lipper High Yield Municipal Debt Funds Index♦ (Peer Group Index)	-10.98

Source(s): ▼RIMES Technologies Corp.; ∎Invesco, RIMES Technologies Corp.; ♦Lipper Inc.

Market conditions and your Fund

Investment grade municipal bonds returned -8.63%, high yield municipal bonds returned -10.07% and taxable municipal bonds returned -15.62% during the fiscal year.1 These negative results reflect investors’ concerns about high inflation and the US Federal Reserve’s (the Fed) increasingly aggressive tightening monetary policy.

    With regard to the ongoing COVID-19 pandemic, the fiscal year began with strong economic momentum given over 74% of eligible Americans had received their first dose of a vaccine.

    Positive momentum continued into November 2021 with President Biden signing the long-debated $1 trillion bipartisan infrastructure plan into law. We believe the plan is beneficial to municipal credits, with $550 billion earmarked for improvements in transportation, broadband and utilities, including projects to repair roads, bridges, passenger rail, public transit and water systems.

    However, during the fiscal year, the market reversed course and 2022 began with a shift in market valuations. This shift occurred following the Fed’s second meeting of the fourth quarter of 2021, where interest rates were left unchanged, but the decision was made to begin tapering the quantitative easing program. This news caused Treasuries to sell off and municipal bonds to follow, especially in the intermediate portion of the municipal yield curve.

    Investors remained hopeful for the new calendar year while anticipating a return to normalcy as COVID-19 cases declined and mask mandates were reduced or lifted. This allowed policymakers to turn their attention to the high inflation levels; however, on February 24, Russia began a full-scale invasion of Ukraine, which exacerbated inflationary pressures by driving up commodity prices. Against this backdrop, the remainder of the fiscal year was plagued by volatility and uncertainty.

    Municipal funds experienced record inflows of $101.7 billion in 2021 but flows quickly turned negative at the beginning of 2022, perpetuating the Bloomberg Municipal Bond Index’s worst quarterly return in the last 40 years. Municipal bonds enjoyed a short respite in late May and early June with increased demand from crossover buyers like hedge funds, banks and insurance companies; however, the May Consumer Price Index (CPI) report quoted inflation rising to a 40-year high. This sent the 10-year Treasury yield to a new 52-week high of nearly 3.50%, pushing municipal mutual fund flows back into a negative trend. Net outflows from municipal funds totaled $90 billion from January to August 2022.2

    On March 16, 2022, the Fed raised the federal funds target rate 0.25% for the first time in more than three years in hopes of containing inflation.3 In April, the Fed announced its plan for a quantitative tightening campaign to rein in inflation without harming employment or the overall economy. The Fed raised the federal funds rate by 0.50% in May, 0.75% in June and 0.75% in July bringing the target rate to 2.50% as of the end of the fiscal year.3 Fed chairman Jerome Powell explained that the hikes were in response to the CPI releases. He also said future action would be data-dependent to bring inflation to the Fed’s average target of 2%. In June the Fed dot plot, a tool to help determine future borrowing costs, shows the target rate at 3.40% for year-end 2022, 3.80% for 2023 and back to 3.40% at year-end 2024.3 We believe the Fed’s end game is becoming clearer and appears to be fully priced into the Treasury market.

    New issuance for the fiscal year totaled $441 billion, down 13% from the previous year’s $504 billion.4 Issuers, with cash on their balance sheets, have been reluctant to issue at higher interest rates. While taxable issuance continued to account for a significant portion of new issuance, at 18% of the total, this figure is down 25% from the previous fiscal year as a result of higher interest rates.4

    We believe Puerto Rico made significant progress in its long-winded bankruptcy process as the commonwealth restructured $22 billion of debt in March 2022. The Financial Oversight and Management Board for Puerto Rico reduced the territory’s outstanding general obligation bonds and other commonwealth-guaranteed debt down to $7 billion. Existing bondholders received a combination of new restructured general obligation bonds, a cash payment and a contingent value instrument. Puerto Rico’s weight in the Bloomberg High Yield Municipal Bond Index increased from 13% to 19% as the newly restructured bonds reentered the index.1

    Municipal credits have a long history of low defaults as many provide essential services to all Americans. This continues to be the case as evidenced by S&P ratings changes – upgrades exceeded downgrades by a ratio of 3:1 in April and May 2022.5 This positive dynamic, which we believe will continue, likely stems from the benefits of the various federal stimulus measures, as well as higher revenues collected by state and local governments.

    We believe the valuable benefits of municipal bonds, including tax-exempt income, low correlations to other asset classes and low default rates, will prevail over current market volatility and economic uncertainty. We continue to rely on our experienced portfolio managers and credit analysts to weather the challenges while identifying marketplace opportunities to add long-term value for shareholders.

    During the fiscal year, leverage contributed to the Fund’s performance relative to its style-specific benchmark. The Fund achieved a leveraged position through the use of inverse floating rate securities or tender option bonds. The Fund uses leverage because we believe that, over time, leverage may provide opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

    During the fiscal year, an overweight exposure and security selection among appropriation bonds contributed to the Fund’s performance relative to its style-specific benchmark, as did security selection among the dedicated tax sectors. Security selection among non-rated† credits also added to the Fund’s relative performance. On a state level, underweight allocations and security selection

2	Invesco Short Duration High Yield Municipal Fund

among bonds domiciled in Texas and California contributed to relative Fund performance.

    An overweight allocation to the transportation and health care sectors detracted from Fund performance over the fiscal year relative to its style-specific benchmark. An overweight exposure to A and BBB-rated† issues also detracted from relative Fund performance. On a regional level, overweight exposure to bonds domiciled in Virginia and Pennsylvania detracted from relative Fund performance.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed-income securities tends to fall. The degree to which the value of fixed-income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

    Thank you for investing in Invesco Short Duration High Yield Municipal Fund and for sharing our long-term investment horizon.

1	Source: Bloomberg LP

2	Source: Strategic Insight

3	Source: US Federal Reserve

4	Source: JP Morgan

5	Source: Standard & Poor’s

† A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. For more information on rating methodologies, please visit the following NRSRO websites: standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage; moodys.com and select “Rating Methodologies” under Research and Ratings on the homepage; and fitchratings.com and select “Ratings Definitions” on the homepage.

Portfolio manager(s):

John Connelly

Tim O’Reilly

Mark Paris

James Phillips

John Schorle

Julius Williams

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Short Duration High Yield Municipal Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 9/30/15

1	Source: RIMES Technologies Corp.
2	Source: Lipper Inc.
3	Source(s): Invesco, RIMES Technologies Corp.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Short Duration High Yield Municipal Fund

Average Annual Total Returns
As of 8/31/22, including maximum applicable sales charges

Class A Shares
Inception (9/30/15)	2.28%
5 Years	1.06
1 Year	-9.36

Class C Shares
Inception (9/30/15)	1.88%
5 Years	0.81
1 Year	-8.69

Class Y Shares
Inception (9/30/15)	2.91%
5 Years	1.83
1 Year	-6.84

Class R5 Shares
Inception (9/30/15)	2.94%
5 Years	1.86
1 Year	-6.93

Class R6 Shares
Inception	2.88%
5 Years	1.86
1 Year	-6.77

Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 2.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Short Duration High Yield Municipal Fund

Supplemental Information

Invesco Short Duration High Yield Municipal Fund’s investment objective is to seek federal tax-exempt current income and taxable capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of August 31, 2022, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P Municipal Bond High Yield Index is an unmanaged index considered representative of municipal bonds that are not rated or are rated below investment-grade.
∎

The Custom Invesco Short Duration High Yield Municipal Index is composed of 60% S&P Municipal Bond High Yield Index and 40% S&P Municipal Bond Short Index. The S&P Municipal Bond Short Index is considered representative of US municipal bonds with maturities between six months and four years.

∎	The Lipper High Yield Municipal Debt Funds Index is an unmanaged index considered representative of high-yield municipal debt funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements, including the terms of the Fund’s credit facility, the financial health of the institution providing the credit facility and the fact that the credit facility is shared among multiple funds. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment).

The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 21-23, 2022, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2021, through December 31, 2021 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus pandemic on the Fund and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Short Duration High Yield Municipal Fund

Fund Information

Portfolio Composition

By credit sector	% of total investments

Revenue Bonds	87.57%

General Obligation Bonds	11.40

Pre-Refunded Bonds	1.03

Top Five Debt Holdings

		% of total net assets

1.	District of Columbia Tobacco Settlement Financing Corp., Series 2001, RB	1.65%

2.	Tennessee Energy Acquisition Corp., Series 2021 A, RB	1.23

3.	Miami-Dade (County of), FL, Series 2014, Ref. RB	1.01

4.	Chicago (City of), IL Board of Education, Series 2012 A, GO Bonds	0.98

5.	New York (City of), NY Transitional Finance Authority, Series 2017 S-2, Ref. RB	0.78

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of August 31, 2022.

7	Invesco Short Duration High Yield Municipal Fund

Schedule of Investments

August 31, 2022

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–98.43%
Alabama–2.44%
Birmingham (City of), AL Special Care Facilities Financing Authority (Methodist Home for the Aging); Series 2016, RB	5.25%	06/01/2025	$875	$ 872,495
Fairfield (City of), AL; Series 2012, GO Wts. (Acquired 04/30/2012; Cost $3,622,756)(a)(b)	6.00%	06/01/2031	3,585	2,868,000
Huntsville (City of), AL Special Care Facilities Financing Authority (Redstone Village);
Series 2007, RB (Acquired 12/29/2015; Cost $90,000)(a)(b)	5.50%	01/01/2028	90	57,150
Series 2014, RB	3.50%	07/01/2026	5,022	3,189,278
Jefferson (County of), AL; Series 2013 F, Revenue Wts.(c)	7.90%	10/01/2050	4,725	4,798,365
Lower Alabama Gas District (The) (Gas); Series 2020, RB(d)	4.00%	12/01/2025	5,895	5,953,166
Mobile (City of), AL Improvement District (McGowin Park);
Series 2016 A, RB	5.00%	08/01/2025	885	881,174
Series 2016 A, RB	5.25%	08/01/2030	200	193,769
Southeast Energy Authority A Cooperative District (No. 4); Series 2022 B-1(d)	5.00%	08/01/2028	10,000	10,474,332
Talladega (County of), AL; Series 2002 D, TAC (INS - NATL)(e)	5.25%	01/01/2029	25	25,057
Tuscaloosa (County of), AL Industrial Development Authority (Hunt Refining);
Series 2019 A, Ref. IDR(f)	4.50%	05/01/2032	7,691	7,038,259
Series 2019 A, Ref. IDR(f)	5.25%	05/01/2044	1,000	915,300
				37,266,345

American Samoa–0.07%
American Samoa (Territory of) Economic Development Authority; Series 2015 A, Ref. RB	6.25%	09/01/2029	1,000	1,076,178

Arizona–3.42%
Arizona (State of) Industrial Development Authority (Academies of Math & Science);
Series 2017 A, Ref. RB	5.00%	07/01/2030	495	528,238
Series 2017 A, Ref. RB	5.00%	07/01/2031	515	547,073
Series 2017 A, Ref. RB	5.00%	07/01/2032	545	577,415
Series 2017 A, Ref. RB	5.00%	07/01/2033	575	607,761
Series 2017 A, Ref. RB	5.00%	07/01/2034	600	631,797
Series 2019, RB(f)	5.00%	07/01/2039	1,000	1,007,988
Arizona (State of) Industrial Development Authority (ACCEL Schools); Series 2018 A, RB(f)	5.00%	08/01/2033	1,955	1,968,839
Arizona (State of) Industrial Development Authority (American Charter Schools Foundation); Series 2017, Ref. RB(f)	6.00%	07/01/2037	3,440	3,647,758
Arizona (State of) Industrial Development Authority (Basis Schools); Series 2017 A, Ref. RB(f)	5.00%	07/01/2026	410	420,482
Arizona (State of) Industrial Development Authority (Doral Academy of Northern Nevada); Series 2021 A, Ref. RB(f)	4.00%	07/15/2041	530	456,963
Arizona (State of) Industrial Development Authority (Great Lakes Senior Living Community);
Series 2019 A, RB	5.00%	01/01/2034	1,875	1,490,587
Series 2019 B, RB	5.00%	01/01/2043	225	149,381
Arizona (State of) Industrial Development Authority (Leman Academy-Parker Colorado);
Series 2019, RB(f)	4.50%	07/01/2029	765	750,414
Series 2019, RB(f)	5.00%	07/01/2039	2,135	2,075,678
Arizona (State of) Industrial Development Authority (Linder Village); Series 2020, RB(f)	5.00%	06/01/2031	2,505	2,564,494
Arizona (State of) Industrial Development Authority (Mater Academy of Nevada Mountain Vista Campus Project); Series 2018 A, RB(f)	4.75%	12/15/2028	1,520	1,578,280
Arizona (State of) Industrial Development Authority (Pinecrest Academy of Nevada-Horizon, Inspirada and St. Rose Campus Projects); Series 2018 A, RB(f)	5.00%	07/15/2028	865	893,114
Arizona (State of) Industrial Development Authority (Pinecrest Academy of Northern Nevada); Series 2022 A, RB(f)	4.50%	07/15/2029	2,970	2,935,320
Arizona (State of) Industrial Development Authority (Somerset Academy of Las Vegas - Lone Mountain Campus);
Series 2019 A, IDR(f)	5.00%	12/15/2039	400	404,039
Series 2019 A, IDR(f)	5.00%	12/15/2049	700	700,913
Glendale (City of), AZ Industrial Development Authority (Terraces of Phoenix);
Series 2018 A, Ref. RB	3.60%	07/01/2023	155	153,632
Series 2018 A, Ref. RB	5.00%	07/01/2038	320	297,450
Greater Arizona Development Authority; Series 2007 A, RB (INS - NATL)(e)	4.38%	08/01/2032	5	5,006

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Arizona–(continued)
Maricopa (County of), AZ Industrial Development Authority (Benjamin Franklin Charter School); Series 2018, RB(f)	4.80%	07/01/2028	$600	$ 619,261
Phoenix (City of), AZ Industrial Development Authority (Basis Schools); Series 2016 A, Ref. RB(f)	5.00%	07/01/2035	1,000	1,015,745
Phoenix (City of), AZ Industrial Development Authority (Choice Academies, Inc.); Series 2012, RB	5.63%	09/01/2042	2,850	2,850,000
Phoenix (City of), AZ Industrial Development Authority (Legacy Traditional Schools);
Series 2014 A, RB(f)	6.50%	07/01/2034	3,430	3,608,213
Series 2015, Ref. RB(f)	5.00%	07/01/2035	2,820	2,851,678
Pima (County of), AZ Industrial Development Authority (American Leadership Academy);
Series 2015, Ref. RB(f)	4.60%	06/15/2025	930	933,966
Series 2015, Ref. RB(f)	5.38%	06/15/2035	3,370	3,428,132
Series 2019, Ref. RB(f)	5.00%	06/15/2034	730	732,768
Series 2022, Ref. RB(f)	4.00%	06/15/2031	1,045	984,148
Pima (County of), AZ Industrial Development Authority (Arizona Charter Schools Ref.); Series 2013 Q, Ref. RB	5.38%	07/01/2031	4,905	4,912,302
Pima (County of), AZ Industrial Development Authority (Career Success Schools); Series 2020, Ref. RB(f)	4.75%	05/01/2030	1,925	1,882,572
Pima (County of), AZ Industrial Development Authority (Excalibur Charter School (The)); Series 2016, Ref. RB(f)	5.00%	09/01/2026	230	231,590
Pima (County of), AZ Industrial Development Authority (Grande Innovations Academy); Series 2018, RB(f)	4.13%	07/01/2026	1,000	982,750
Pima (County of), AZ Industrial Development Authority (Imagine East Mesa Charter Schools);
Series 2019, RB(f)	5.00%	07/01/2029	300	304,783
Series 2019, RB(f)	5.00%	07/01/2034	400	400,248
Series 2019, RB(f)	5.00%	07/01/2039	500	489,937
Pima (County of), AZ Industrial Development Authority (Paideia Academies (The)); Series 2019, RB	4.13%	07/01/2029	175	167,197
Tempe (City of), AZ Industrial Development Authority (Friendship Village of Tempe);
Series 2021 A, Ref. RB	4.00%	12/01/2029	380	361,778
Series 2021 A, Ref. RB	4.00%	12/01/2030	495	464,402
Series 2021 A, Ref. RB	4.00%	12/01/2031	465	428,926
Tempe (City of), AZ Industrial Development Authority (Mirabella at ASU); Series 2017 A, RB(f)	6.13%	10/01/2052	300	282,567
				52,325,585

Arkansas–0.64%
Arkansas (State of) Development Finance Authority (Big River Steel); Series 2019, RB(f)(g)	4.50%	09/01/2049	7,370	6,786,326
Arkansas (State of) Development Finance Authority (Green Bonds); Series 2022, RB(f)(g)	5.45%	09/01/2052	3,000	2,969,379
				9,755,705

California–7.63%
Atwater (City of), CA;
Series 2017 A, Ref. RB (INS - AGM)(e)	5.00%	05/01/2030	590	646,510
Series 2017 A, Ref. RB (INS - AGM)(e)	5.00%	05/01/2033	700	759,936
California (State of);
Series 1996, GO Bonds (INS - FGIC)(e)	5.38%	06/01/2026	1,885	1,900,388
Series 2017, GO Bonds	5.00%	08/01/2046	3,000	3,192,446
Series 2020, GO Bonds	4.00%	03/01/2046	2,500	2,477,044
California (State of) Community Choice Financing Authority (Green Bonds); Series 2021 B-1, RB(d)	4.00%	08/01/2031	3,065	3,093,976
California (State of) County Tobacco Securitization Agency (Alameda County Tobacco Asset Securitization Corp.); Series 2002, RB	6.00%	06/01/2042	135	137,010
California (State of) County Tobacco Securitization Agency (Los Angeles County Securization Corp.);
Series 2020 A, Ref. RB	4.00%	06/01/2034	600	606,656
Series 2020 A, Ref. RB	4.00%	06/01/2035	450	453,745
Series 2020 A, Ref. RB	4.00%	06/01/2036	375	377,180
California (State of) County Tobacco Securitization Agency (Stanislaus County Tobacco Funding Corp.); Series 2002 A, RB	5.88%	06/01/2043	1,555	1,555,465
California (State of) Housing Finance Agency; Series 2021-1A, Revenue Ctfs.	3.50%	11/20/2035	1,224	1,141,167
California (State of) Municipal Finance Authority (Bella Mente Montessori Academy); Series 2018 A, RB(f)	5.00%	06/01/2028	410	417,008
California (State of) Municipal Finance Authority (United Airlines, Inc.); Series 2019, RB(g)	4.00%	07/15/2029	11,000	10,901,591
California (State of) Pollution Control Finance Authority; Series 2012, RB(f)(g)	5.00%	11/21/2045	4,230	4,235,946

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
California (State of) Pollution Control Financing Authority (Aemerge Redpak Services Southern California LLC); Series 2016, RB (Acquired 01/22/2016-09/25/2017; Cost $707,500)(a)(b)(f)(g)	7.00%	12/01/2027	$710	$ 71,000
California (State of) Pollution Control Financing Authority (CalPlant I) (Green Bonds);
Series 2017, RB(a)(f)(g)	7.50%	07/01/2032	4,950	2,970,000
Series 2020, RB (Acquired 10/06/2020; Cost $955,203)(a)(b)(f)(g)	7.50%	07/01/2032	1,000	680,000
California (State of) Public Finance Authority (California University of Science and Medicine); Series 2019 A, RB(f)	6.25%	07/01/2054	3,000	3,256,189
California (State of) Public Finance Authority (Enso Village) (Green Bonds);
Series 2021, RB(f)	3.13%	05/15/2029	2,000	1,821,663
Series 2021, RB(f)	5.00%	11/15/2036	500	487,557
California (State of) Public Finance Authority (Excelsior Charter Schools); Series 2020 A, RB(f)	5.00%	06/15/2040	1,060	1,047,621
California (State of) Public Finance Authority (Trinity Classical Academy); Series 2019 B, RB(f)	5.00%	07/01/2026	250	243,050
California (State of) School Finance Authority (New Designs Charter School); Series 2012 A, RB	5.25%	06/01/2032	1,000	1,000,892
California (State of) School Finance Authority (Sonoma County Junior College); Series 2021, RB(f)	4.00%	11/01/2031	1,000	935,544
California (State of) School Finance Authority (TEACH Public Schools);
Series 2019 A, RB(f)	5.00%	06/01/2029	275	280,815
Series 2019 A, RB(f)	5.00%	06/01/2039	740	742,701
California (State of) Statewide Communities Development Authority (Eskaton Properties, Inc.); Series 2012, RB	5.25%	11/15/2034	6,250	6,256,755
California (State of) Statewide Communities Development Authority (Lancer Educational Student Housing); Series 2016, Ref. RB(f)	4.00%	06/01/2026	410	404,369
California (State of) Statewide Communities Development Authority (NCCD-Hooper Street LLC-California College of the Arts); Series 2019, RB(f)	5.00%	07/01/2029	900	894,288
California State University; Series 2015 A, Ref. RB	5.00%	11/01/2032	2,145	2,309,866
Golden State Tobacco Securitization Corp.;
Series 2017 A-1, Ref. RB(d)(h)	5.00%	06/01/2027	1,825	2,043,297
Series 2017 A-1, Ref. RB(d)(h)	5.00%	06/01/2027	145	162,344
Huntington Park (City of), CA Public Financing Authority; Series 2004 A, Ref. RB (INS - AGM)(e)	5.00%	09/01/2022	960	960,000
Irvine Unified School District (Community Facilities District No. 09-1); Series 2017 B, RB	5.00%	09/01/2033	225	240,748
Los Angeles (City of), CA Department of Airports; Series 2015 D, RB(g)	5.00%	05/15/2032	3,535	3,686,560
Los Angeles (City of), CA Department of Airports (Los Angeles International Airport); Series 2013 A, RB(g)	5.00%	05/15/2031	2,500	2,533,491
North City (City of), CA West School Facilities Financing Authority; Series 2012 A, RB (INS - AGM)(e)	5.00%	09/01/2026	605	606,270
Northern California Energy Authority; Series 2018 A, RB(d)	4.00%	07/01/2024	10,000	10,158,155
Sacramento (County of), CA (Juvenile Courthouse); Series 2003, COP (INS - AMBAC)(e)	5.00%	12/01/2034	5,405	5,414,221
Sacramento (County of), CA (Metro Air Park Community);
Series 2022, Ref. RB	5.00%	09/01/2029	2,000	2,148,735
Series 2022, Ref. RB	5.00%	09/01/2030	2,000	2,152,228
San Bernardino (City of), CA Joint Powers Financing Authority; Series 2005 A, Ref. RB (INS - AGM)(e)	5.75%	10/01/2022	125	125,316
San Francisco (City & County of), CA Public Utilities Commission (Green Bonds); Series 2016 A, RB	5.00%	10/01/2036	10,495	11,171,171
Southern California Tobacco Securitization Authority (San Diego County Asset Securitization Corp.); Series 2019, Ref. RB	5.00%	06/01/2033	1,195	1,295,949
Washington Township Health Care District (Election of 2004); Series 2013 B, GO Bonds	5.00%	08/01/2043	7,000	7,179,796
West Covina (City of), CA Public Financing Authority (Big League Dreams); Series 2006 A, RB	5.00%	06/01/2030	2,935	2,940,315
Whittier (City of), CA (Presbyterian Intercommunity Hospital, Inc.); Series 2014, RB	5.00%	06/01/2044	8,395	8,563,800
				116,680,774

Colorado–5.39%
3rd and Havana Metropolitan District; Series 2020 A, GO Bonds	4.50%	12/01/2030	2,490	2,370,911
Amber Creek Metropolitan District; Series 2017 A, Ref. GO Bonds	5.00%	12/01/2037	742	731,053
Arista Metropolitan District;
Series 2018 A, Ref. GO Bonds	4.38%	12/01/2028	1,000	986,773
Series 2018 A, Ref. GO Bonds	5.00%	12/01/2038	1,240	1,239,904
Brighton Crossing Metropolitan District No. 6;
Series 2020 A, GO Bonds	5.00%	12/01/2035	530	516,433
Series 2020 A, GO Bonds	5.00%	12/01/2040	515	488,375
Canyons Metropolitan District No. 5; Series 2016, GO Bonds	7.00%	12/15/2057	1,500	1,036,117
Centerra Metropolitan District No. 1; Series 2020 A, Ref. GO Bonds	4.00%	12/01/2029	1,115	1,063,842
Clear Creek Station Metropolitan District No. 2; Series 2017 A, Ref. GO Bonds	4.38%	12/01/2032	738	708,643

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Colorado–(continued)
Clear Creek Transit Metropolitan District No. 2; Series 2021 A, GO Bonds	5.00%	12/01/2041	$1,100	$ 1,032,705
Colliers Hill Metropolitan District No. 2; Series 2022 B-2, GO Bonds	7.63%	12/15/2042	2,000	1,851,047
Colorado (State of) Health Facilities Authority (Aberdeen Ridge);
Series 2021 A, RB	5.00%	05/15/2035	5,205	4,905,321
Series 2021 B, RB	2.63%	05/15/2029	1,125	1,046,126
Colorado (State of) Health Facilities Authority (Frasier Meadows Retirement Community);
Series 2017 A, Ref. RB	5.00%	05/15/2025	525	534,652
Series 2017 A, Ref. RB	5.00%	05/15/2026	475	485,913
Colorado (State of) Health Facilities Authority (Ralston Creek at Arvada); Series 2017 B, RB	4.00%	11/01/2027	4,200	3,822,698
Colorado (State of) Health Facilities Authority (Sunny Vista Living Center); Series 2015 A, Ref. RB(f)	5.00%	12/01/2025	140	130,127
Colorado (State of) Health Facilities Authority (Volunteers of America Care); Series 2007 A, RB	5.30%	07/01/2037	415	354,947
Colorado (State of) International Center Metropolitan District No. 14; Series 2018, GO Bonds	5.63%	12/01/2032	1,000	1,017,598
Colorado (State of) Science and Technology Park Metropolitan District No. 1; Series 2018, RB	5.00%	12/01/2033	1,000	1,008,369
Copper Ridge Metropolitan District; Series 2019, RB	4.00%	12/01/2029	3,050	2,873,377
Copperleaf Metropolitan District No. 6; Series 2022 B, GO Bonds	6.00%	12/15/2041	1,225	1,202,777
Denver (City & County of), CO; Series 2018 A, RB(g)(i)	5.00%	12/01/2029	1,500	1,635,437
Denver (City & County of), CO Health & Hospital Authority (550 Acoma, Inc.);
Series 2018, COP	5.00%	12/01/2028	310	336,977
Series 2018, COP	5.00%	12/01/2029	500	538,722
Series 2018, COP	5.00%	12/01/2030	350	375,526
Series 2018, COP	5.00%	12/01/2031	375	397,331
Series 2018, COP	5.00%	12/01/2032	455	480,282
Denver Gateway Center Metropolitan District; Series 2018 A, GO Bonds	5.50%	12/01/2038	1,373	1,385,230
Dominion Water & Sanitation District;
Series 2022, Ref. RB	5.00%	12/01/2027	2,185	2,185,044
Series 2022, Ref. RB	5.25%	12/01/2032	3,415	3,414,898
Elbert & Highway 86 Commercial Metropolitan District; Series 2021 A, Ref. GO Bonds(f)	5.00%	12/01/2041	1,700	1,559,331
Frisco (Town of), CO (Marina Enterprise); Series 2019, RB	5.00%	12/01/2036	600	604,097
Granby Ranch Metropolitan District; Series 2018, Ref. GO Bonds(f)	4.88%	12/01/2028	770	767,302
Highlands Metropolitan District No. 1; Series 2021, GO Bonds	4.00%	12/01/2031	1,190	1,060,805
Independence Water & Sanitation District; Series 2019, RB	7.25%	12/01/2038	1,447	1,461,583
Jefferson (County of), CO Center Metropolitan District No. 1; Series 2020 B, Ref. RB	5.75%	12/15/2050	5,500	5,472,436
Kinston Metropolitan District No. 5; Series 2020 A, GO Bonds	4.63%	12/01/2035	1,000	939,780
Mirabelle Metropolitan District No. 2; Series 2020 A, GO Bonds	5.00%	12/01/2039	700	682,881
Morgan Hill Metropolitan District No. 3;
Series 2021 A, GO Bonds	3.00%	12/01/2031	980	815,159
Series 2021 A, GO Bonds	3.50%	12/01/2041	2,940	2,307,154
Neu Town Metropolitan District; Series 2018 A, Ref. GO Bonds	5.13%	12/01/2031	1,500	1,502,812
Nexus North at DIA Metropolitan District; Series 2021, GO Bonds	5.00%	12/01/2041	520	487,443
Nine Mile Metropolitan District; Series 2020, RB	4.63%	12/01/2030	2,265	2,215,732
North Park Metropolitan District No. 1;
Seires 2018 A-2, RB	5.13%	12/01/2028	1,500	1,550,246
Seires 2018 A-2, RB	5.50%	12/01/2034	1,000	1,033,906
Painted Prairie Metropolitain District No. 2; Series 2018, GO Bonds	5.25%	12/01/2048	2,250	2,218,534
Peak Metropolitan District No. 1; Series 2021 A, GO Bonds(f)	4.00%	12/01/2035	540	477,054
Plaza Metropolitan District No. 1; Series 2013, Ref. RB(f)	5.00%	12/01/2040	1,465	1,459,848
Prairie Center Metropolitan District No. 7; Series 2021, GO Bonds	6.38%	06/15/2046	1,330	1,238,703
Rampart Range Metropolitan District No. 5; Series 2021, RB	4.00%	12/01/2036	1,250	1,120,082
Riverwalk Metropolitan District No. 2; Series 2022 A, RB	4.50%	12/01/2032	4,000	3,671,843
Rocky Mountain Rail Park Metropolitan District;
Series 2021 A, GO Bonds(f)	5.00%	12/01/2031	1,945	1,875,607
Series 2021 A, GO Bonds(f)	5.00%	12/01/2041	2,000	1,785,903
Southlands Metropolitan District No. 1; Series 2017 A-1, Ref. GO Bonds	5.00%	12/01/2037	500	502,052
Thompson Crossing Metropolitan District No. 4; Series 2019, Ref. GO Bonds	3.50%	12/01/2029	515	476,671
Transport Metropolitan District No. 3; Series 2021 A-1, GO Bonds	5.00%	12/01/2041	2,700	2,574,570
Vauxmont Metropolitan District; Series 2019, Ref. GO Bonds (INS - AGM)(e)	3.25%	12/15/2050	959	751,836
Villages at Castle Rock Metropolitan District No. 6; Series 2021 B, Ref. GO Bonds(f)	5.70%	12/01/2051	166	151,964

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Colorado–(continued)
Westerly Metropolitan District No. 4;
Series 2021 A, GO Bonds	4.13%	12/01/2031	$615	$ 540,451
Series 2021 A, GO Bonds	5.00%	12/01/2040	1,000	904,619
				82,367,559

Connecticut–0.47%
Connecticut (State of); Series 2014 A, RB	5.00%	09/01/2034	3,250	3,393,811
Hamden (Town of), CT (Whitney Center); Series 2019, Ref. RB	5.00%	01/01/2030	3,890	3,861,491
				7,255,302

Delaware–0.15%
Millsboro (Town of), DE (Plantation Lakes Special Development District); Series 2018, Ref. RB(f)	5.00%	07/01/2028	2,249	2,288,759

District of Columbia–2.87%
District of Columbia (Ingleside at Rock Creek);
Series 2017 A, RB	4.13%	07/01/2027	1,160	1,133,860
Series 2017 A, RB	5.00%	07/01/2032	1,500	1,491,845
District of Columbia Tobacco Settlement Financing Corp.;
Series 2001, RB	6.50%	05/15/2033	5,785	5,996,984
Series 2001, RB	6.75%	05/15/2040	24,435	25,162,371
Metropolitan Washington Airports Authority; Series 2015 B, Ref. RB(g)	5.00%	10/01/2032	9,575	10,032,771
				43,817,831

Florida–5.57%
Alachua (County of), FL Health Facilities Authority (East Ridge Retirement Village, Inc.);
Series 2014, RB (Acquired 12/04/2020; Cost $185,507)(b)	5.63%	11/15/2029	185	163,509
Series 2014, RB (Acquired 06/04/2020; Cost $861,250)(b)	6.00%	11/15/2029	1,000	889,031
Series 2014, RB (Acquired 01/17/2020; Cost $1,408,401)(b)	6.00%	11/15/2034	1,500	1,243,928
Alachua (County of), FL Health Facilities Authority (Terraces at Bonita Springs);
Series 2022 A, Ref. RB(f)	5.00%	11/15/2061	965	710,743
Series 2022 B, RB(f)	6.50%	11/15/2033	100	89,787
Amelia Concourse Community Development District; Series 2019 B-1, RB	5.25%	05/01/2029	395	405,273
Broward (County of), FL Housing Finance Authority (Golden Villas); Series 2008 B, RB(d)(g)	6.75%	04/01/2025	45	45,132
Cape Coral (City of), FL Health Facilities Authority (Gulf Care, Inc.); Series 2015, Ref. RB(f)	5.88%	07/01/2040	250	242,592
Capital Trust Agency, Inc. (Elim Senior Housing, Inc.); Series 2017, RB(f)	5.38%	08/01/2032	1,000	837,682
Capital Trust Agency, Inc. (Franklin Academy); Series 2020, RB(f)	5.00%	12/15/2035	1,085	1,091,758
Capital Trust Agency, Inc. (H-Bay Ministries, Inc.-Superior Residences);
Series 2018 B, RB(a)	4.00%	07/01/2028	750	142,500
Series 2018 B, RB(a)	4.25%	07/01/2033	625	118,750
Capital Trust Agency, Inc. (Imagine School at North Manatee);
Series 2021 C, RB(f)	5.00%	06/01/2041	465	442,675
Series 2021, RB(f)	3.25%	06/01/2031	230	199,818
Series 2021, RB(f)	5.00%	06/01/2041	975	928,190
Capital Trust Agency, Inc. (Sarasota-Manatee Jewish Housing Council, Inc.); Series 2017, Ref. RB(f)	5.00%	07/01/2027	1,000	989,801
Capital Trust Agency, Inc. (Sustainability Bonds); Series 2021, RB(f)	4.00%	06/15/2031	700	634,395
Capital Trust Agency, Inc. (University Bridge LLC Student Housing);
Series 2018 A, RB(f)	4.00%	12/01/2028	6,310	5,981,087
Series 2018 A, RB(f)	5.25%	12/01/2043	2,500	2,471,401
Capital Trust Agency, Inc. (Viera Charter Schools, Inc.); Series 2017 A, RB(f)	4.00%	10/15/2029	1,710	1,680,816
Charlotte (County of), FL Industrial Development Authority (Town & Country Utilities);
Series 2019, RB(f)(g)	5.00%	10/01/2029	895	904,112
Series 2021, RB(f)(g)	4.00%	10/01/2041	1,800	1,462,280
Florida Development Finance Corp.;
Series 2021, RB(f)	3.00%	07/01/2031	325	287,163
Series 2022 A, Ref. RB(d)(f)(g)	7.25%	10/03/2023	3,000	2,938,927
Florida Development Finance Corp. (Central Charter School); Series 2022, Ref. RB(f)	5.00%	08/15/2032	455	450,771

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida–(continued)
Florida Development Finance Corp. (Glenridge on Palmer Ranch);
Series 2021, Ref. RB	3.00%	06/01/2023	$115	$ 113,609
Series 2021, Ref. RB	4.00%	06/01/2024	100	98,652
Series 2021, Ref. RB	4.00%	06/01/2025	110	107,312
Series 2021, Ref. RB	4.00%	06/01/2026	110	106,240
Series 2021, Ref. RB	5.00%	06/01/2031	300	291,086
Series 2021, Ref. RB	5.00%	06/01/2035	225	212,993
Florida Development Finance Corp. (IPS Florida LLC-Idea); Series 2022, RB(f)	5.25%	06/15/2029	1,000	996,534
Florida Development Finance Corp. (Renaissance Charter School, Inc.);
Series 2020 C, Ref. RB(f)	4.00%	09/15/2030	470	450,310
Series 2020 C, Ref. RB(f)	5.00%	09/15/2040	400	398,111
Florida Development Finance Corp. (River City Science Academy);
Series 2022, RB	4.00%	07/01/2031	345	336,125
Series 2022, RB	5.00%	07/01/2042	435	436,906
Florida Development Finance Corp. (Virgin Trains USA Passenger Rail);
Series 2019 A, Ref. RB(d)(f)(g)	6.25%	01/01/2024	3,405	3,268,151
Series 2019 A, Ref. RB(d)(f)(g)	6.38%	01/01/2026	5,000	4,721,364
Florida Housing Finance Corp.; Series 2015 A, RB (CEP - GNMA)	3.65%	07/01/2041	1,140	1,132,971
Lake (County of), FL (Lakeside at Waterman Village);
Series 2020 A, Ref. RB	5.50%	08/15/2030	3,805	3,829,220
Series 2020 B-3, RB	3.38%	08/15/2026	845	845,329
Lake Helen (City of), FL (Ivy Hawn Charter School of the Arts);
Series 2018 A, RB(f)	5.00%	07/15/2028	480	482,273
Series 2018 A, RB(f)	5.38%	07/15/2038	1,300	1,244,391
Lee (County of), FL Industrial Development Authority (Cypress Cove at Healthpark); Series 2012, Ref. RB(h)	4.75%	10/01/2022	70	70,131
Miami-Dade (County of), FL;
Series 2014, Ref. RB(g)	5.00%	10/01/2031	3,000	3,096,538
Series 2014, Ref. RB(g)	5.00%	10/01/2032	5,000	5,153,905
Series 2014, Ref. RB(g)	5.00%	10/01/2034	15,000	15,419,297
Orlando (City of), FL Community Redevelopment Agency (Conroy Road District); Series 2012, Ref. RB	5.00%	04/01/2023	1,095	1,105,940
Palm Beach (County of), FL Health Facilities Authority; Series 2020 B-1, RB	3.00%	06/01/2027	910	847,761
Palm Beach (County of), FL Health Facilities Authority (ACTS Retirement-Life Communities, Inc.); Series 2016, Ref. RB	5.00%	11/15/2032	3,000	3,139,643
Palm Beach (County of), FL Health Facilities Authority (Harbour’s Edge); Series 2004 A, RB	6.00%	11/15/2024	15	15,033
Palm Beach (County of), FL Health Facilities Authority (Toby & Leon Cooperman);
Series 2022, Ref. RB	4.00%	06/01/2031	1,250	1,163,068
Series 2022, Ref. RB	4.00%	06/01/2036	2,000	1,778,898
Pembroke Harbor Community Development District; Series 2008 A, RB	7.00%	05/01/2038	1,060	1,062,270
Pinellas (County of), FL Industrial Development Authority (2017 Foundation for Global Understanding); Series 2019, RB	5.00%	07/01/2029	1,620	1,676,614
Polk (County of), FL Industrial Development Authority (Carpenter’s Home Estates);
Series 2019, Ref. IDR	5.00%	01/01/2029	1,000	1,033,453
Series 2019, Ref. IDR	5.00%	01/01/2039	2,050	2,080,501
Polk (County of), FL Industrial Development Authority (Mineral Development LLC); Series 2020, RB(f)(g)	5.88%	01/01/2033	3,000	3,111,444
				85,178,194

Georgia–1.34%
Albany (City of) & Dougherty (Country of), GA Payroll Development Authority (Procter & Gamble Paper Products Co. (The)); Series 1998, RB(g)	5.30%	05/15/2026	810	811,892
Burke (County of), GA Development Authority (Oglethorpe Power Corp.); Series 2017 E, RB(d)	3.25%	02/03/2025	3,000	2,988,817
DeKalb (County of), GA Housing Authority (Baptist Retirement Communities of Georgia, Inc. & Clairmont Crest, Inc.); Series 2019 A, Ref. RB(f)	4.25%	01/01/2029	1,400	1,201,810
Floyd (County of), GA Development Authority (The Spires at Berry College); Series 2018 A, RB	5.50%	12/01/2028	1,900	1,875,561
George L Smith II Congress Center Authority (Convention Center Hotel); Series 2021, RB(f)	3.63%	01/01/2031	2,750	2,456,770
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4); Series 2019 A, RB	5.00%	01/01/2034	2,185	2,315,608
Georgia Municipal Association, Inc.; Series 1998, COP (INS - AGM)(e)	5.00%	12/01/2023	10	10,023

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Georgia–(continued)
Macon-Bibb (County of), GA Urban Development Authority (Academy for Classical Education, Inc.); Series 2017 A, RB(f)	5.00%	06/15/2027	$390	$ 393,306
Marietta (City of), GA Developing Authority (Life University, Inc.);
Series 2017 A, Ref. RB(f)	5.00%	11/01/2023	2,280	2,313,609
Series 2017 A, Ref. RB(f)	5.00%	11/01/2037	2,000	2,030,765
Oconee (County of), GA Industrial Development Authority (Presbyterian Village Athens); Series 2018 A-1, RB	5.75%	12/01/2028	2,630	2,501,267
Private Colleges & Universities Authority (Mercer University); Series 2012 C, RB(d)(h)	5.25%	10/01/2022	1,600	1,603,822
				20,503,250

Guam–0.62%
Guam (Territory of);
Series 2019, GO Bonds(g)	5.00%	11/15/2031	2,350	2,399,143
Series 2021 F, Ref. RB	4.00%	01/01/2042	1,500	1,330,368
Guam (Territory of) Department of Education (John F. Kennedy);
Series 2020, Ref. COP	4.25%	02/01/2030	1,500	1,474,132
Series 2020, Ref. COP	5.00%	02/01/2040	2,750	2,721,249
Guam (Territory of) Waterworks Authority; Series 2020 A, RB	5.00%	01/01/2050	1,500	1,561,668
				9,486,560

Idaho–0.33%
Idaho (State of) Health Facilities Authority (Valley Vista Care Corp.); Series 2017 A, Ref. RB	4.00%	11/15/2027	1,195	1,163,778
Idaho (State of) Housing & Finance Association (Compass Public Charter School, Inc.); Series 2018 A, RB(f)	4.63%	07/01/2029	170	175,395
Idaho (State of) Housing & Finance Association (Future Public School); Series 2022 A, RB(f)	4.00%	05/01/2042	2,280	1,896,069
Idaho (State of) Housing & Finance Association (North Star Charter School);
Series 2014 A, Ref. RB	6.75%	07/01/2036	526	560,612
Series 2014 A, Ref. RB	6.75%	07/01/2048	1,061	1,125,106
Power County Industrial Development Corp. (FMC Corp.); Series 1999, RB(g)	6.45%	08/01/2032	130	130,467
				5,051,427

Illinois–10.20%
Aurora (City of), IL (East River Area TIF No. 6); Series 2018 A, Ref. RB	5.00%	12/30/2027	990	982,178
Aurora (City of), IL (River City TIF No. 3); Series 2018 B, Ref. RB	4.50%	12/30/2023	835	831,658
Bartlett (Village of), IL (Quarry Redevelopment); Series 2016, Ref. RB	4.00%	01/01/2024	870	861,306
Berwyn (City of), IL (South Berwyn Corridor); Series 2020, RB(f)	4.00%	12/01/2028	1,610	1,494,743
Bradley (Village of), IL (Bradley Commons);
Series 2018 A, Ref. RB	5.00%	01/01/2023	425	426,213
Series 2018 A, Ref. RB	5.00%	01/01/2024	455	458,493
Series 2018 A, Ref. RB	5.00%	01/01/2025	485	490,220
Series 2018 A, Ref. RB	5.00%	01/01/2026	505	510,829
Series 2018 A, Ref. RB	5.00%	01/01/2027	530	536,338
Centerpoint Intermodal Center Program Trust; Series 2004 A, Revenue Ctfs.(d)(f)	4.00%	12/15/2022	320	319,686
Chicago (City of), IL;
Series 2014 A, Ref. GO Bonds	5.00%	01/01/2035	11,270	11,436,949
Series 2017 A, Ref. GO Bonds	5.63%	01/01/2029	1,000	1,083,396
Series 2017 A, Ref. GO Bonds	5.75%	01/01/2034	1,500	1,609,330
Chicago (City of), IL (Hearts United Apartments); Series 1999 A, RB (CEP - GNMA)(g)	5.60%	01/01/2041	70	70,366
Chicago (City of), IL (Lakeshore East);
Series 2022, Ref. RB(f)	2.87%	12/01/2027	255	238,498
Series 2022, Ref. RB(f)	3.04%	12/01/2028	270	249,870
Series 2022, Ref. RB(f)	3.20%	12/01/2029	325	298,593
Series 2022, Ref. RB(f)	3.29%	12/01/2030	342	312,196
Series 2022, Ref. RB(f)	3.38%	12/01/2031	375	340,128
Series 2022, Ref. RB(f)	3.45%	12/01/2032	300	270,830

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
Chicago (City of), IL (O’Hare International Airport);
Series 2015 C, RB(g)	5.00%	01/01/2046	$8,000	$ 8,079,870
Series 2017 D, RB	5.25%	01/01/2029	1,500	1,651,138
Series 2017 D, RB	5.25%	01/01/2030	3,000	3,293,863
Series 2017 G, RB(g)	5.25%	01/01/2028	250	269,280
Series 2017 G, RB(g)	5.25%	01/01/2029	350	375,499
Series 2017 G, RB(g)	5.25%	01/01/2030	400	428,054
Series 2017 G, RB(g)	5.25%	01/01/2031	350	372,675
Chicago (City of), IL Board of Education;
Series 1998 B-1, GO Bonds (INS - NATL)(e)(j)	0.00%	12/01/2025	1,000	892,331
Series 2012 A, GO Bonds	5.00%	12/01/2042	15,000	14,923,240
Series 2017 C, Ref. GO Bonds	5.00%	12/01/2024	1,000	1,035,151
Series 2018 C, Ref. GO Bonds	5.00%	12/01/2023	2,000	2,041,574
Series 2018 C, Ref. GO Bonds	5.00%	12/01/2026	2,000	2,116,165
Series 2019 A, Ref. GO Bonds(j)	0.00%	12/01/2025	1,000	890,908
Series 2019 A, Ref. GO Bonds(j)	0.00%	12/01/2026	1,000	857,656
Chicago (City of), IL Midway International Airport;
Series 2014 A, Ref. RB(g)	5.00%	01/01/2030	970	991,382
Series 2014 A, Ref. RB(g)	5.00%	01/01/2031	6,945	7,090,871
Cicero (Town of), IL;
Series 2012, Ref. GO Bonds(d)(h)	5.00%	12/01/2022	1,005	1,011,702
Series 2012, Ref. GO Bonds(d)(h)	5.00%	12/01/2022	725	729,835
Series 2012, Ref. GO Bonds(d)(h)	5.00%	12/01/2022	1,295	1,303,636
Cook (County of), IL; Series 2018, RB(i)	5.25%	11/15/2036	2,250	2,465,200
East Dundee (Village of), IL (Route 25 South Redevelopment); Series 2012, RB	5.25%	12/01/2022	290	289,767
Evanston (City of), IL (Roycemore School);
Series 2021, RB(f)	4.00%	04/01/2032	245	213,579
Series 2021, RB(f)	4.38%	04/01/2041	830	668,933
Hillside (Village of), IL (Mannheim Redevelopment);
Series 2018, Ref. RB	5.00%	01/01/2024	650	655,024
Series 2018, Ref. RB	5.00%	01/01/2030	2,195	2,218,676
Illinois (State of);
First Series 2020, GO Bonds (INS - NATL)(e)(i)(k)	6.00%	11/01/2026	3,500	3,753,035
Series 2013, GO Bonds	5.50%	07/01/2033	1,500	1,530,467
Series 2017 D, GO Bonds	5.00%	11/01/2022	5,000	5,017,509
Series 2017 D, GO Bonds	5.00%	11/01/2023	6,500	6,637,870
Series 2017 D, GO Bonds(i)(k)	5.00%	11/01/2023	2,250	2,297,724
Series 2017 D, GO Bonds	5.00%	11/01/2025	4,000	4,192,713
Series 2020 A, GO Bonds(i)(k)	6.00%	05/01/2025	2,500	2,668,350
Series 2020, GO Bonds	5.38%	05/01/2023	1,000	1,015,729
Series 2020, GO Bonds	5.50%	05/01/2030	2,000	2,238,211
Illinois (State of) Finance Authority; Series 2007, RB	5.40%	04/01/2027	140	140,043
Illinois (State of) Finance Authority (Benedictine University);
Series 2017, Ref. RB	5.00%	10/01/2030	1,000	1,025,793
Series 2017, Ref. RB	5.00%	10/01/2033	1,000	1,017,077
Illinois (State of) Finance Authority (CITGO Petroleum Corp.); Series 2002, RB(g)	8.00%	06/01/2032	11,805	11,755,470
Illinois (State of) Finance Authority (Intrinsic Schools - Belmont School); Series 2015, RB(f)	5.25%	12/01/2025	330	339,227
Illinois (State of) Finance Authority (Lake Forest College); Series 2012 A, RB	5.00%	10/01/2022	105	105,104
Illinois (State of) Finance Authority (Lutheran Communities Obligated Group); Series 2019 A, Ref. RB	5.00%	11/01/2027	2,065	2,084,497
Illinois (State of) Finance Authority (Mercy Health System); Series 2016, Ref. RB	5.00%	12/01/2026	2,700	2,887,129
Illinois (State of) Finance Authority (Montgomery Place); Series 2017, Ref. RB (Acquired 04/12/2017; Cost $1,129,329)(b)	5.00%	05/15/2024	1,115	1,104,362
Illinois (State of) Finance Authority (Park Place of Elmhurst); Series 2016, RB	5.13%	05/15/2060	1,089	847,966
Illinois (State of) Finance Authority (Peace Village); Series 2013, RB(h)	5.25%	08/15/2023	160	163,947
Illinois (State of) Finance Authority (Plymouth Place); Series 2015, Ref. RB(h)	5.00%	05/15/2025	160	166,847
Illinois (State of) Finance Authority (Roosevelt University); Series 2007, RB	5.50%	04/01/2037	2,000	1,999,829

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
Illinois (State of) Finance Authority (Rosalind Franklin University);
Series 2017, Ref. RB	5.00%	08/01/2027	$425	$ 453,240
Series 2017, Ref. RB	5.00%	08/01/2028	500	531,487
Series 2017, Ref. RB	5.00%	08/01/2029	325	343,967
Series 2017, Ref. RB	5.00%	08/01/2030	380	400,373
Series 2017, Ref. RB	5.00%	08/01/2031	375	393,088
Series 2017, Ref. RB	5.00%	08/01/2033	470	488,503
Illinois (State of) Finance Authority (Rush University Medical Center); Series 2015 B, Ref. RB	5.00%	11/15/2039	3,700	3,805,551
Illinois (State of) Finance Authority (Three Crowns Park); Series 2017, Ref. RB	4.00%	02/15/2027	1,795	1,776,936
Illinois (State of) Medical District Commission;
Series 2002, COP (INS - NATL)(e)	5.13%	06/01/2026	50	50,090
Series 2002, COP (INS - NATL)(e)	5.25%	06/01/2032	140	140,204
Illinois (State of) Sports Facilities Authority; Series 2019, Ref. RB (INS - BAM)(e)	5.00%	06/15/2029	1,000	1,101,778
Illinois Housing Development Authority; Series 2006, RB	4.70%	10/20/2026	395	395,322
Manhattan (Village of), IL Special Service Area No. 2004-1 (Brookstone Springs); Series 2015, Ref. RB	4.25%	03/01/2024	159	159,038
Morton Grove (Village of), IL (Sawmill Station Redevelopment); Series 2019, RB	4.25%	01/01/2029	1,000	951,575
Quad Cities Regional Economic Development Authority (Augustana College);
Series 2012, RB	5.00%	10/01/2023	295	295,403
Series 2012, RB	5.00%	10/01/2024	275	275,368
Series 2012, RB	5.00%	10/01/2025	445	445,591
Series 2012, RB	5.00%	10/01/2026	400	400,515
Series 2012, RB	5.00%	10/01/2027	450	450,556
Regional Transportation Authority; Series 2018 B, RB(i)	5.00%	06/01/2030	3,000	3,371,610
Sales Tax Securitization Corp.; Series 2018 A, Ref. RB	5.00%	01/01/2032	5,000	5,399,257
St. Clair County School District No. 189 (East St. Louis); Series 2011, GO Bonds	5.50%	01/01/2023	1,540	1,539,328
Upper Illinois River Valley Development Authority (Morris Hospital); Series 2018, Ref. RB	5.00%	12/01/2027	1,145	1,234,700
Yorkville (United City of), IL (United City Special Services Area); Series 2013, Ref. RB	4.60%	03/01/2025	940	931,274
				156,011,482

Indiana–1.12%
Evansville (City of), IN (Silver Birch of Evansville); Series 2017, RB	4.80%	01/01/2028	400	371,783
Indiana (State of) Finance Authority (Irvington Community School); Series 2018 A, Ref. RB(f)	5.50%	07/01/2028	815	824,071
Indiana (State of) Finance Authority (Ohio Valley Electrical Corp.);
Series 2012 A, RB	4.25%	11/01/2030	1,580	1,589,236
Series 2012 B, RB	3.00%	11/01/2030	2,000	1,853,325
Series 2012 C, RB	3.00%	11/01/2030	2,000	1,853,325
Indiana (State of) Finance Authority (United States Steel Corp.); Series 2021 A, Ref. RB	4.13%	12/01/2026	5,000	4,946,978
Indiana (State of) Finance Authority (University of Evansville); Series 2022 A, Ref. RB	5.25%	09/01/2037	1,865	1,878,176
Indiana (State of) Municipal Power Agency; Series 2016 A, Ref. RB	5.00%	01/01/2037	1,000	1,063,466
Lake County 2000 Building Corp.; Series 2012, RB (CEP - Colorado Higher Education Intercept Program)	5.00%	02/01/2024	2,235	2,236,553
Mishawaka (City of), IN (Silver Birch of Mishwaka); Series 2017, RB(f)	5.10%	01/01/2032	585	521,527
				17,138,440

Iowa–0.80%
Ackley (City of), IA (Grand Jivante); Series 2018 A, RB	4.50%	08/01/2033	600	517,794
Clear Lake (City of), IA (Timbercrest Apartments, LLC); Series 2018, RB	4.30%	10/01/2028	660	634,669
Iowa (State of) Finance Authority (Iowa Fertilizer Co.); Series 2022, Ref. RB(d)	4.00%	12/01/2032	9,000	8,977,067
Iowa (State of) Finance Authority (Lifespace Communities, Inc.); Series 2018 A, RB	4.13%	05/15/2038	1,250	1,100,773
Iowa (State of) Finance Authority (PHS Council Bluffs, Inc.);
Series 2018, RB	4.45%	08/01/2028	625	593,433
Series 2018, RB	5.00%	08/01/2033	500	471,434
				12,295,170

Kansas–1.00%
Lenexa (City of), KS (Lakeview Village, Inc.); Series 2018 A, Ref. RB	5.00%	05/15/2027	1,440	1,486,748
Pittsburgh (City of), KS (North Broadway - Pittsburgh Town Center); Series 2006, RB	4.80%	04/01/2027	260	211,579
University of Kansas Hospital Authority (KU Health System); Series 2015, Ref. RB	5.00%	09/01/2045	5,305	5,458,159

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Kansas–(continued)
Wichita (City of), KS (Kansas Masonic Home);
Series 2016 II-A, RB	4.25%	12/01/2024	$500	$ 235,000
Series 2016 II-A, RB	5.00%	12/01/2031	1,800	846,000
Series 2016 II-A, RB	5.25%	12/01/2036	1,000	470,000
Wichita (City of), KS (Larksfield Place); Series 2013 III, Ref. RB(d)(h)	7.13%	12/15/2023	1,000	1,057,054
Wichita (City of), KS (Presbyterian Manors Obligated Group); Series 2019, Ref. RB	5.00%	05/15/2028	1,220	1,219,909
Wichita (City of), KS (Presbyterian Manors, Inc.);
Series 2018 I, Ref. RB	5.00%	05/15/2028	935	934,930
Series 2018 I, Ref. RB	5.00%	05/15/2033	500	483,074
Series 2019, Ref. RB	4.00%	05/15/2023	655	652,679
Series 2019, Ref. RB	5.00%	05/15/2026	1,110	1,119,243
Series 2019, Ref. RB	5.00%	05/15/2027	1,165	1,169,756
				15,344,131

Kentucky–1.01%
Ashland (City of), KY (King’s Daughters Medical Center); Series 2016 A, Ref. RB	5.00%	02/01/2029	1,000	1,046,225
Christian (County of), KY (Jennie Stuart Medical Center, Inc.); Series 2016, Ref. RB	5.00%	02/01/2026	610	631,107
Henderson (City of), KY (Pratt Paper LLC); Series 2022 B, RB(f)(g)	3.70%	01/01/2032	2,500	2,461,106
Kentucky (Commonwealth of) Economic Development Finance Authority (Christian Care Communities); Series 2021, Ref. RB	4.25%	07/01/2031	1,000	912,108
Kentucky (Commonwealth of) Economic Development Finance Authority (Next Generation Kentucky Information Highway); Series 2015 A, RB	5.00%	07/01/2032	1,000	1,034,912
Kentucky (Commonwealth of) Economic Development Finance Authority (Rosedale Green); Series 2015, Ref. RB	5.00%	11/15/2025	495	489,493
Kentucky (Commonwealth of) Public Energy Authority; Series 2022 A-1, RB(d)	4.00%	08/01/2030	9,000	8,931,508
				15,506,459

Louisiana–2.09%
Calcasieu Parish Industrial Development Board, Inc. (Citgo Petroleum Corp.); Series 1993, RB(g)	6.00%	07/01/2023	70	70,059
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Livingston (Parish of), LA Gomesha) (Green Bonds); Series 2018, RB(f)	5.38%	11/01/2038	4,415	4,494,548
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Vermilion (Parish of), LA Gomesha) (Green Bonds); Series 2019, RB(f)	4.63%	11/01/2038	1,960	1,872,761
Louisiana (State of) Public Facilities Authority (Encore Academy);
Series 2021, RB(f)	5.00%	06/01/2031	815	805,848
Series 2021, RB(f)	5.00%	06/01/2041	1,640	1,458,440
New Orleans (City of), LA Aviation Board; Series 2015 B, RB(g)	5.00%	01/01/2045	7,000	7,124,443
New Orleans (City of), LA Aviation Board (Parking Facilities Corp. Consolidated Garage System);
Series 2018 A, RB (INS - AGM)(e)	5.00%	10/01/2034	540	588,880
Series 2018 A, RB (INS - AGM)(e)	5.00%	10/01/2036	1,115	1,206,393
Series 2018 A, RB (INS - AGM)(e)	5.00%	10/01/2037	755	814,437
Series 2018 A, RB (INS - AGM)(e)	5.00%	10/01/2038	475	509,361
Series 2018 B, Ref. RB (INS - AGM)(e)	5.00%	10/01/2032	1,000	1,099,729
Series 2018 B, Ref. RB (INS - AGM)(e)	5.00%	10/01/2033	715	781,115
Series 2018 B, Ref. RB (INS - AGM)(e)	5.00%	10/01/2034	515	561,617
St. James (Parish of), LA (Nustar Logistics, L.P.); Series 2011, RB(d)(f)	5.85%	06/01/2025	4,000	4,173,492
St. John the Baptist (Parish of), LA (Marathon Oil Corp.); Series 2017, Ref. RB(d)	2.10%	07/01/2024	1,000	986,347
St. Tammany (Parish of), LA Public Trust Financing Authority (Christwood);
Series 2015, Ref. RB	5.00%	11/15/2024	395	400,303
Series 2015, Ref. RB	5.25%	11/15/2029	1,550	1,579,224
Tobacco Settlement Financing Corp.; Series 2013 A, Ref. RB	5.25%	05/15/2035	3,410	3,500,591
				32,027,588

Maine–0.04%
Maine (State of) Finance Authority (Supplemental Education Loan Program);
Series 2017 A-1, RB (INS - AGC)(e)(g)	5.00%	12/01/2022	500	503,122
Series 2017 A-1, RB (INS - AGC)(e)(g)	5.00%	12/01/2023	100	102,746
				605,868

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Maryland–0.38%
Baltimore (City of), MD (Convention Center Hotel);
Series 2017, Ref. RB	5.00%	09/01/2026	$2,160	$ 2,151,839
Series 2017, Ref. RB	5.00%	09/01/2027	1,100	1,097,303
Baltimore (City of), MD (East Baltimore Research Park); Series 2017, Ref. RB	4.00%	09/01/2027	425	425,840
Baltimore (City of), MD (Harbor Point); Series 2022, RB(f)	4.50%	06/01/2033	400	401,992
Howard (County of), MD (Downtown Columbia); Series 2017 A, RB(f)	4.00%	02/15/2028	480	474,915
Maryland (State of) Health & Higher Educational Facilities Authority (Green Street Academy); Series 2017 A, RB(f)	5.00%	07/01/2027	400	407,037
Maryland (State of) Health & Higher Educational Facilities Authority (Johns Hopkins Medical Institutions Parking Facilities); Series 1996, RB (INS - AMBAC)(e)	5.50%	07/01/2026	40	40,314
Maryland Economic Development Corp. (AFCO Cargo BWI II, LLC); Series 2017, Ref. RB(f)(g)	4.00%	07/01/2024	855	849,466
				5,848,706

Massachusetts–0.48%
Collegiate Charter School of Lowell;
Series 2019, RB	5.00%	06/15/2029	490	499,434
Series 2019, RB	5.00%	06/15/2039	1,000	1,001,974
Lynn Housing Authority & Neighborhood Development;
Series 2018, Ref. RB	3.60%	10/01/2023	200	199,756
Series 2018, Ref. RB	3.75%	10/01/2024	250	249,981
Series 2018, Ref. RB	4.00%	10/01/2025	200	201,221
Series 2018, Ref. RB	4.00%	10/01/2026	100	100,654
Series 2018, Ref. RB	4.00%	10/01/2027	150	151,039
Series 2018, Ref. RB	4.25%	10/01/2028	320	323,231
Series 2018, Ref. RB	4.38%	10/01/2029	385	389,140
Series 2018, Ref. RB	4.50%	10/01/2030	690	697,773
Massachusetts (Commonwealth of) Development Finance Agency (Lawrence General Hospital); Series 2017, Ref. RB	5.00%	07/01/2028	675	652,433
Massachusetts (Commonwealth of) Development Finance Agency (Linden Ponds, Inc. Facility); Series 2018, RB(f)	5.00%	11/15/2033	1,500	1,589,070
Massachusetts (Commonwealth of) Development Finance Agency (Plantation Apartments L.P.); Series 2004 A, RB (LOC - Fleet National Bank)(g)(l)	5.00%	12/15/2024	1,240	1,240,881
				7,296,587

Michigan–1.94%
Advanced Technology Academy;
Series 2019, Ref. RB	3.88%	11/01/2029	1,210	1,143,044
Series 2019, Ref. RB	5.00%	11/01/2034	400	397,453
Detroit (City of), MI;
Series 2018, GO Bonds	5.00%	04/01/2023	1,000	1,010,440
Series 2018, GO Bonds	5.00%	04/01/2026	1,000	1,054,104
Ecorse (City of), MI; Series 2011, GO Bonds	5.80%	11/01/2026	1,740	1,743,971
Kalamazoo Economic Development Corp. (Friendship Village of Kalamazoo); Series 2021, Ref. RB(f)	5.00%	08/15/2031	1,080	1,058,616
Michigan (State of) Finance Authority (Cesar Chavez Academy);
Series 2019, Ref. RB	3.25%	02/01/2024	195	192,425
Series 2019, Ref. RB	4.00%	02/01/2029	700	676,877
Series 2019, Ref. RB	5.00%	02/01/2033	830	836,757
Michigan (State of) Finance Authority (Lawrence Technological University); Series 2017, Ref. RB	5.25%	02/01/2027	4,225	4,378,910
Michigan (State of) Finance Authority (Local Government Loan Program); Series 2003 B-2, RB	6.00%	11/01/2023	20	20,062
Michigan (State of) Finance Authority (Madison Academy); Series 2021, Ref. RB	4.25%	12/01/2039	1,625	1,329,480
Michigan (State of) Finance Authority (Universal Learning Academy);
Series 2018, Ref. RB	5.00%	11/01/2023	200	201,175
Series 2018, Ref. RB	5.50%	11/01/2028	500	523,607
Series 2018, Ref. RB	6.00%	11/01/2032	500	530,572
Michigan (State of) Strategic Fund (Evangelical Homes); Series 2013, Ref. RB	5.50%	06/01/2047	3,000	2,882,231
Michigan (State of) Strategic Fund (Friendship Village of Kalamazoo); Series 2021, Ref. RB(f)	5.00%	08/15/2031	810	793,962
Michigan (State of) Strategic Fund (Green Bonds); Series 2021, RB(d)(g)	4.00%	10/01/2026	6,000	5,933,114
Michigan (State of) Strategic Fund (I-75 Improvement Project);
Series 2018, RB(g)	5.00%	12/31/2032	1,730	1,770,223
Series 2018, RB(g)	5.00%	12/31/2033	2,000	2,038,452

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Michigan–(continued)
Waterford Township Economic Development Corp. (Canterbury Health Care, Inc.); Series 2016 A, Ref. RB(f)	5.00%	07/01/2026	$1,280	$ 1,192,304
				29,707,779

Minnesota–1.17%
Bethel (City of), MN (Benedictine Health System - St. Peter Communities); Series 2018 A, Ref. RB	5.00%	12/01/2033	1,250	1,145,825
Bethel (City of), MN (Spectrum High School); Series 2017 A, Ref. RB	3.50%	07/01/2027	620	586,868
Brooklyn Park (City of), MN (Athlos Leadership Academy);
Series 2015 A, RB	4.75%	07/01/2025	530	530,513
Series 2015 A, RB	5.25%	07/01/2030	580	584,502
Series 2015, RB	5.50%	07/01/2035	665	668,920
Series 2015, RB	5.75%	07/01/2046	1,400	1,404,215
Dakota (County of), MN Community Development Agency (Sanctuary at West St. Paul); Series 2015, RB (Acquired 01/18/2019; Cost $965,250)(b)	5.75%	08/01/2030	975	807,182
Deephaven (City of), MN (Seven Hills Preparatory Academy);
Series 2017, RB	4.38%	10/01/2027	235	231,263
Series 2017, RB	5.00%	10/01/2037	1,000	948,173
Duluth (City of), MN Housing & Redevelopment Authority (Duluth Public Schools Academy);
Series 2018 A, Ref. RB	4.25%	11/01/2028	1,680	1,653,971
Series 2018 A, Ref. RB	5.00%	11/01/2033	1,070	1,074,997
Minneapolis (City of), MN (Spero Academy);
Series 2017 A, RB(f)	5.50%	07/01/2027	590	602,515
Series 2017 A, RB(f)	6.00%	07/01/2032	1,080	1,119,195
Minnetonka (City of), MN (Preserve at Shady Oak); Series 2018 C, RB	4.50%	03/01/2033	250	208,012
St. Louis Park (City of), MN (Place Via Sol Project); Series 2018, RB (Acquired 12/26/2018; Cost $2,000,000)(a)(b)(d)(f)	6.00%	07/01/2027	2,000	1,800,000
St. Paul (City of), MN Housing & Redevelopment Authority (Great River School); Series 2017 A, RB(f)	5.25%	07/01/2033	140	143,649
St. Paul (City of), MN Housing & Redevelopment Authority (High School for Recording Arts); Series 2015, RB	5.13%	10/01/2023	155	155,356
St. Paul (City of), MN Housing & Redevelopment Authority (Hmong College Prep Academy); Series 2016, Ref. RB	5.00%	09/01/2026	810	823,969
St. Paul (City of), MN Housing & Redevelopment Authority (Rossy & Richard Shaller Family Sholom East Campus);
Series 2018, Ref. RB	4.00%	10/01/2031	250	224,130
Series 2018, Ref. RB	4.13%	10/01/2033	250	220,798
St. Paul Park (City of), MN (Presbyterian Homes Bloomington);
Series 2017, Ref. RB	3.80%	09/01/2029	350	338,083
Series 2017, Ref. RB	3.90%	09/01/2030	565	543,544
Series 2017, Ref. RB	4.00%	09/01/2031	585	561,042
Series 2017, Ref. RB	4.00%	09/01/2032	400	380,322
Series 2017, Ref. RB	4.10%	09/01/2033	500	476,532
Wayzata (City of), MN (Folkstone Senior Living Co.); Series 2019, Ref. RB	5.00%	08/01/2035	100	101,235
West St. Paul (City of), MN (Walker Westwood Ridge Campus); Series 2017, Ref. RB	4.00%	11/01/2030	650	604,762
				17,939,573

Mississippi–0.76%
Mississippi (State of) Development Bank (Hospital Construction); Series 2014, RB	5.00%	09/01/2030	720	749,572
Mississippi (State of) Development Bank (Jackson Co. Gomesa); Series 2021, RB(f)	3.63%	11/01/2036	3,500	2,914,780
Mississippi (State of) Hospital Equipment & Facilities Authority (Baptist Memorial Health Care); Series 2016, RB	5.00%	09/01/2046	3,870	3,901,924
Mississippi Business Finance Corp. (Waste Pro USA Inc.); Series 2017, RB(d)(f)(g)	5.00%	08/02/2027	3,000	2,966,456
Tunica (County of), MS; Series 2019, Ref. RB	6.00%	10/01/2040	1,250	1,147,358
				11,680,090

Missouri–2.13%
Arnold Retail Corridor Transportation Development District; Series 2019, Ref. RB	3.00%	11/01/2028	235	219,233
Branson (City of), MO Industrial Development Authority (Branson Shoppes Redevelopment);
Series 2017 A, Ref. RB	4.00%	11/01/2025	1,440	1,410,088
Series 2017 A, Ref. RB	4.00%	11/01/2026	750	727,283
Cape Girardeau (County of), MO Industrial Development Authority (Procter & Gamble Paper Products Co. (The)); Series 1998, RB(g)	5.30%	05/15/2028	30	31,097

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Missouri–(continued)
I-470 Western Gateway Transportation Development District; Series 2019 A, RB(f)	4.50%	12/01/2029	$1,750	$ 1,755,224
Kansas City (City of), MO Industrial Development Authority (Ward Parkway Center Community Improvement District);
Series 2016 A, Ref. RB(f)	4.25%	04/01/2026	310	303,246
Series 2016 A, Ref. RB(f)	5.00%	04/01/2036	2,000	1,908,794
Kansas City (City of), MO Land Clearance for Redevelopment Authority (Convention Center Hotel); Series 2018 B, RB(f)	4.38%	02/01/2031	960	861,001
Kirkwood (City of), MO Industrial Development Authority (Aberdeen Heights);
Series 2017 A, Ref. IDR	5.00%	05/15/2026	1,000	996,589
Series 2017 A, Ref. IDR	5.00%	05/15/2027	800	793,339
Series 2017, Ref. RB	5.00%	05/15/2023	1,300	1,301,683
Series 2017, Ref. RB	5.00%	05/15/2024	1,700	1,702,621
Series 2017, Ref. RB	5.25%	05/15/2042	1,000	934,709
Lee’s Summit (City of), MO Industrial Development Authority (John Knox Village Obligated Group);
Series 2014 A, RB	5.00%	08/15/2034	490	480,490
Series 2014 A, RB	5.25%	08/15/2039	5,235	5,176,975
Series 2018, Ref. RB	5.00%	08/15/2032	2,680	2,661,275
Maryland Heights (City of), MO (Westport Plaza Redevelopment);
Series 2020, RB	3.63%	11/01/2031	1,370	1,259,373
Series 2020, RB	4.13%	11/01/2038	2,500	2,215,972
Missouri (State of) Health & Educational Facilities Authority (Truman Medical Center, Inc.); Series 2017, RB(f)	5.00%	12/01/2037	300	310,982
Northpark Lane Community Improvement District; Series 2018, RB	4.50%	11/01/2036	685	684,715
Plaza at Noah’s Ark Community Improvement District;
Series 2021, Ref. RB	3.00%	05/01/2023	150	149,041
Series 2021, Ref. RB	3.00%	05/01/2024	200	196,426
Series 2021, Ref. RB	3.00%	05/01/2025	225	218,216
Series 2021, Ref. RB	3.00%	05/01/2026	275	263,441
Series 2021, Ref. RB	3.00%	05/01/2030	725	658,838
St. Charles (County of), MO Industrial Development Authority (Suemandy/Mid-Rivers Community Improvement District); Series 2016, RB(f)	4.25%	10/01/2034	1,325	1,174,783
St. Louis (City of), MO Land Clearance for Redevelopment Authority (Kiel Opera House Renovation); Series 2019, Ref. RB	3.88%	10/01/2035	2,515	2,110,348
St. Louis (County of), MO Industrial Development Authority (Friendship Village West County);
Series 2018 A, RB	5.00%	09/01/2025	1,000	1,011,079
Series 2018 A, RB	5.00%	09/01/2026	1,000	1,011,179
				32,528,040

Nebraska–0.80%
Central Plains Energy Project (No. 4); Series 2018, RB(d)	5.00%	01/01/2024	5,000	5,115,986
Douglas (County of), NE Hospital Authority No. 2 (NE Methodist Health); Series 2015, Ref. RB	5.00%	11/01/2045	1,000	1,027,928
Omaha (City of), NE Public Power District; Series 2014 AA, Ref. RB	4.00%	02/01/2034	6,020	6,082,415
				12,226,329

Nevada–0.26%
Las Vegas (City of), NV Special Improvement District No. 607;
Series 2013, Ref. RB	5.00%	06/01/2023	225	228,016
Series 2013, Ref. RB	5.00%	06/01/2024	65	66,835
Las Vegas (City of), NV Special Improvement District No. 815; Series 2020, RB	4.75%	12/01/2040	350	350,773
Nevada (State of) Department of Business & Industry (Doral Academy of Nevada);
Series 2017 A, RB(f)	5.00%	07/15/2027	335	341,069
Series 2017 A, RB(f)	5.00%	07/15/2037	500	501,958
Nevada (State of) Department of Business & Industry (Somerset Academy); Series 2018 A, RB(f)	4.50%	12/15/2029	585	588,516
Sparks (City of), NV (Tourism Improvement District No. 1); Series 2019 A, Ref. RB(f)	2.75%	06/15/2028	1,000	907,624
Tahoe-Douglas Visitors Authority; Series 2020, RB	5.00%	07/01/2032	1,000	1,047,091
				4,031,882

New Hampshire–0.55%
New Hampshire (State of) Business Finance Authority (Covanta Green Bonds); Series 2020 B, Ref. RB(d)(f)(g)	3.75%	07/02/2040	420	359,391

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New Hampshire–(continued)
New Hampshire (State of) Business Finance Authority (Covanta);
Series 2018 A, Ref. RB(f)(g)	4.00%	11/01/2027	$1,500	$ 1,479,972
Series 2018 C, Ref. RB(f)(g)	4.88%	11/01/2042	3,375	3,313,162
New Hampshire (State of) Business Finance Authority (New York State Electric & Gas Corp.); Series 2022 A, Ref. RB(g)	4.00%	12/01/2028	2,000	2,052,294
New Hampshire (State of) Health and Education Facilities Authority (Hillside Village);
Series 2017 A, RB (Acquired 06/12/2017; Cost $1,585,000)(a)(b)(f)	5.25%	07/01/2027	1,585	634,000
Series 2017 B, RB (Acquired 06/12/2017; Cost $1,455,000)(a)(b)(f)	4.13%	07/01/2024	1,455	582,000
				8,420,819

New Jersey–3.21%
Garden State Preservation Trust; Series 2005 A, RB (INS - AGM)(e)	5.75%	11/01/2028	180	201,240
New Jersey (State of); Series 2020 A, GO Bonds	5.00%	06/01/2029	1,500	1,696,657
New Jersey (State of) Economic Development Authority;
Series 2005 N-1, Ref. RB (INS - NATL)(e)(i)	5.50%	09/01/2022	3,000	3,000,000
Series 2012 II, Ref. RB	5.00%	03/01/2023	1,500	1,502,324
Series 2017 B, Ref. RB	5.00%	11/01/2023	1,500	1,537,685
New Jersey (State of) Economic Development Authority (Beloved Community Charter School, Inc.); Series 2019 A, RB(f)	5.00%	06/15/2039	825	827,476
New Jersey (State of) Economic Development Authority (Continental Airlines, Inc.);
Series 1999, RB(g)	5.25%	09/15/2029	3,000	3,033,275
Series 2012, RB(g)	5.75%	09/15/2027	6,035	6,045,051
New Jersey (State of) Economic Development Authority (Golden Door Charter School); Series 2018 A, RB(f)	5.13%	11/01/2029	215	218,311
New Jersey (State of) Economic Development Authority (Hatikvah International Academy Charter School); Series 2017 A, RB(f)	5.00%	07/01/2027	395	396,823
New Jersey (State of) Economic Development Authority (Marion P. Thomas Charter School); Series 2018 A, RB(f)	4.75%	10/01/2028	1,305	1,309,609
New Jersey (State of) Economic Development Authority (New Jersey Transportation Bonds); Series 2020 A, RB	5.00%	11/01/2030	3,225	3,532,928
New Jersey (State of) Economic Development Authority (Newark Downtown District Management Corp.); Series 2019, Ref. RB	5.13%	06/15/2037	517	557,551
New Jersey (State of) Economic Development Authority (Paterson Charter School for Science and Technology, Inc.); Series 2012 C, RB	5.00%	07/01/2032	1,385	1,386,098
New Jersey (State of) Economic Development Authority (School Facilities Construction); Series 2013, Ref. RB (SIFMA Municipal Swap Index + 1.60%)(m)	3.10%	03/01/2028	1,000	1,000,786
New Jersey (State of) Economic Development Authority (Teaneck Community Charter School); Series 2017 A, Ref. RB(f)	4.25%	09/01/2027	210	211,322
New Jersey (State of) Higher Education Student Assistance Authority;
Series 2018 B, Ref. RB(g)	5.00%	12/01/2026	1,000	1,070,977
Series 2018 B, Ref. RB(g)	5.00%	12/01/2027	1,000	1,082,844
New Jersey (State of) Transportation Trust Fund Authority;
Series 2008 A, RB(j)	0.00%	12/15/2028	715	569,528
Series 2008 A, RB(j)	0.00%	12/15/2035	1,000	559,006
Series 2009 A, RB(j)	0.00%	12/15/2032	1,465	964,197
Series 2010 A, RB (INS - BAM)(e)(j)	0.00%	12/15/2028	4,850	3,935,498
Series 2013 AA, RB	5.25%	06/15/2031	1,150	1,169,158
Series 2018 A, Ref. RB	5.00%	12/15/2024	1,000	1,046,099
Series 2018 A, RN(i)(k)	5.00%	06/15/2029	1,000	1,074,663
Series 2018 A, RN(i)(k)	5.00%	06/15/2030	2,845	3,049,854
Series 2019, Ref. RB	5.00%	12/15/2033	2,850	3,073,054
Series 2020 A, Ref. RN(i)(k)	5.00%	06/15/2031	4,680	5,002,108
Tobacco Settlement Financing Corp.; Series 2018 B, Ref. RB	3.20%	06/01/2027	45	45,012
				49,099,134

New Mexico–0.24%
New Mexico (State of) Hospital Equipment Loan Council (La Vida Expansion); Series 2019 C, RB	2.25%	07/01/2023	1,525	1,512,325
Winrock Town Center Tax Increment Development District No. 1;
Series 2022, Ref. RB(f)	3.75%	05/01/2028	1,008	949,788
Series 2022, Ref. RB(f)	4.00%	05/01/2033	1,250	1,130,231
				3,592,344

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–6.68%
Allegany County Capital Resource Corp. (Houghton College); Series 2022 A, Ref. RB	5.00%	12/01/2032	$1,385	$ 1,459,111
Buffalo & Erie County Industrial Land Development Corp. (Medaille College);
Series 2018, Ref. RB(f)	5.00%	10/01/2028	375	382,414
Series 2018, Ref. RB(f)	5.00%	10/01/2038	2,445	2,426,229
Build NYC Resource Corp. (Brooklyn Navy Yard);
Series 2019, Ref. RB(f)(g)	5.25%	12/31/2033	3,000	2,833,154
Series 2019, Ref. RB(f)(g)	5.50%	12/31/2040	5,000	4,553,099
Build NYC Resource Corp. (NY Preparatory Charter School);
Series 2021 A, RB	4.00%	06/15/2031	300	287,723
Series 2021 A, RB	4.00%	06/15/2041	525	461,489
Build NYC Resource Corp. (Shefa School);
Series 2021 A, RB(f)	2.50%	06/15/2031	375	322,784
Series 2021 A, RB(f)	5.00%	06/15/2051	750	754,183
Erie Tobacco Asset Securitization Corp.; Series 2005 A, RB	5.00%	06/01/2045	3,210	3,209,644
Metropolitan Transportation Authority;
Series 2012 D, Ref. RB(d)(h)	5.00%	11/15/2022	2,000	2,009,631
Series 2013 E, RB	5.00%	11/15/2038	1,400	1,415,579
Metropolitan Transportation Authority (Green Bonds); Series 2020 E, Ref. RB	5.00%	11/15/2029	4,100	4,447,584
Nassau (County of), NY Industrial Development Agency (Amsterdam at Harborside);
Series 2021, RB (Acquired 01/19/2016-02/28/2018; Cost $1,103,214)(b)	5.00%	01/01/2058	967	566,482
Series 2021, Ref. RB (Acquired 09/07/2021; Cost $445,000)(b)(f)	9.00%	01/01/2041	445	391,058
New York & New Jersey (States of) Port Authority;
Series 2013 179, RB	5.00%	12/01/2034	7,000	7,196,584
Series 2014, Ref. RB(g)	5.00%	10/15/2044	2,380	2,436,171
New York (City of), NY Transitional Finance Authority;
Series 2017 S-2, Ref. RB	5.00%	07/15/2036	11,000	11,868,221
Subseries 2013, RB	5.00%	11/01/2038	1,940	1,988,514
New York Counties Tobacco Trust II; Series 2001, RB	5.63%	06/01/2035	95	96,923
New York Counties Tobacco Trust VI;
Series 2016 A, Ref. RB	5.63%	06/01/2035	1,255	1,295,003
Series 2016 A, Ref. RB	6.00%	06/01/2043	3,360	3,482,267
New York State Environmental Facilities Corp. (Casella Waste Systems, Inc.); Series 2020, RB(d)(g)	2.75%	09/02/2025	1,000	952,207
New York Transportation Development Corp. (American Airlines, Inc. John F. Kennedy International Airport); Series 2020, Ref. RB(g)	5.25%	08/01/2031	3,025	3,212,100
New York Transportation Development Corp. (American Airlines, Inc.);
Series 2016, Ref. RB(g)	5.00%	08/01/2026	5,495	5,523,525
Series 2016, Ref. RB(g)	5.00%	08/01/2031	1,500	1,507,787
New York Transportation Development Corp. (Delta Air Lines, Inc. LaGuardia Airport Terminals C&D Redevelopment);
Series 2018, RB(g)	5.00%	01/01/2023	5,000	5,035,087
Series 2018, RB(g)	5.00%	01/01/2028	650	685,360
Series 2018, RB(g)	5.00%	01/01/2030	2,000	2,088,454
Series 2018, RB(g)	5.00%	01/01/2031	5,000	5,199,827
Series 2018, Special Facilities RB(g)	5.00%	01/01/2027	2,495	2,616,215
Series 2020, RB(g)	4.00%	10/01/2030	5,500	5,425,999
New York Transportation Development Corp. (Terminal 4 JFK International Airport);
Series 2020 A, Ref. RB(g)	5.00%	12/01/2024	1,250	1,295,072
Series 2022, RB(g)	5.00%	12/01/2029	7,000	7,585,736
Tompkins County Development Corp. (Tompkins Cortland Community College Foundation, Inc.);
Series 2013 A, RB(a)	5.00%	07/01/2027	1,000	495,000
Series 2013 A, RB(a)	5.00%	07/01/2032	1,000	495,000
Westchester (County of), NY Industrial Development Agency (Million Air Two LLC General Aviation Facilities); Series 2017 A, RB(f)(g)	7.00%	06/01/2046	3,500	3,056,338
Westchester County Local Development Corp.; Series 2021, Ref. RB(f)	2.88%	07/01/2026	3,385	3,174,119
				102,231,673

North Dakota–0.25%
Burleigh (County of), ND (University of Mary); Series 2016, RB	4.38%	04/15/2026	820	814,684
Horace (City of), ND; Series 2022 A, Ref. GO Bonds	3.25%	08/01/2024	3,000	2,966,873
				3,781,557

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Ohio–2.79%
American Municipal Power, Inc. (Prairie State Energy); Series 2015 A, Ref. RB	5.00%	02/15/2042	$4,495	$ 4,583,118
Cleveland (City of) & Cuyahoga (County of), OH Port Authority (Euclid Avenue Development Corp.); Series 2014, Ref. RB	5.00%	08/01/2029	600	623,168
Cleveland (City of) & Cuyahoga (County of), OH Port Authority (Flats East); Series 2010, RB	6.00%	11/15/2035	1,000	1,002,879
Cleveland (City of), OH (Continental Airlines, Inc.); Series 1998, RB(g)	5.38%	09/15/2027	450	450,616
Cuyahoga (County of), OH (MetroHealth System); Series 2017, Ref. RB	5.00%	02/15/2031	2,500	2,626,982
Franklin (County of), OH (Wesley Communities); Series 2020, Ref. RB	5.25%	11/15/2040	1,500	1,487,728
Greater Cincinnati (Port of), OH Development Authority;
Series 2004, RB	6.30%	02/15/2024	325	325,399
Series 2004, RB	6.40%	02/15/2034	1,950	1,949,834
Lorain (County of), OH Port Authority (Kendal at Oberlin); Series 2013 A, Ref. RB(d)(h)	5.00%	11/15/2023	1,500	1,543,602
Lucas Metropolitan Housing Authority;
Series 2012, RB	5.25%	09/01/2022	205	205,000
Series 2012, RB	5.25%	09/01/2023	260	265,729
Series 2012, RB	5.25%	09/01/2024	275	281,113
Series 2012, RB	5.25%	09/01/2025	290	296,447
Series 2012, RB	5.25%	09/01/2026	305	311,778
Series 2012, RB	5.25%	09/01/2027	320	327,111
Marion (County of), OH (United Church Homes, Inc.); Series 2019, Ref. RB	5.13%	12/01/2049	2,040	1,938,018
Muskingum (County of), OH (Genesis Healthcare System);
Series 2013, RB	5.00%	02/15/2044	4,000	3,883,997
Series 2013, RB	5.00%	02/15/2048	7,180	6,820,369
Ohio (State of) (Cleveland Clinic Health System Obligated Group); Series 2018, Ref. RB(f)	5.00%	12/01/2023	2,855	2,859,164
Ohio (State of) (Portsmouth Bypass); Series 2015, RB(g)	5.00%	12/31/2025	340	359,567
Ohio (State of) Air Quality Development Authority (Ohio Valley Electric Corp.); Series 2019 A, Ref. PCR	3.25%	09/01/2029	2,000	1,931,187
Ohio (State of) Air Quality Development Authority (Pratt Paper LLC);
Series 2017, RB(f)(g)	3.75%	01/15/2028	895	917,238
Series 2017, RB(f)(g)	4.25%	01/15/2038	250	250,227
Ohio (State of) Housing Finance Agency (Sanctuary at Springboro); Series 2017, RB(f)	5.13%	01/01/2032	500	432,478
Port of Greater Cincinnati Development Authority (IPS Cincinnati LLC); Series 2021, RB(d)	4.38%	06/15/2026	1,700	1,581,124
RiverSouth Authority; Series 2007 A, RB	5.75%	12/01/2027	660	660,263
Southern Ohio Port Authority (Purecycle);
Series 2020 A, RB(f)(g)	6.25%	12/01/2025	3,620	3,512,355
Series 2020 A, RB(f)(g)	7.00%	12/01/2042	1,165	1,019,538
Youngstown (City of), OH Metropolitan Housing Authority;
Series 2014, RB	3.20%	06/15/2023	65	64,829
Series 2014, RB	4.00%	12/15/2024	210	210,169
				42,721,027

Oklahoma–0.33%
Comanche (County of), OK Hospital Authority;
Series 2015, Ref. RB	5.00%	07/01/2023	1,000	1,015,335
Series 2015, Ref. RB	5.00%	07/01/2025	615	635,222
Oklahoma (State of) Development Finance Authority (Provident Oklahoma Education Resources, Inc.-Cross Village Student Housing); Series 2017 A, RB(a)	5.00%	08/01/2037	1,650	1,650
Payne (County of), OK Economic Development Authority (Epworth Living at the Ranch); Series 2016 B-2, RB(a)	4.75%	11/01/2023	978	2,445
Tulsa (City of), OK Municipal Airport Trust; Series 2001 C, Ref. RB(g)	5.50%	12/01/2035	2,000	2,026,171
Tulsa (City of), OK Municipal Airport Trust (American Airlines Group, Inc.); Series 2015, Ref. RB(d)(g)	5.00%	06/01/2025	1,340	1,386,195
				5,067,018

Oregon–0.00%
Local Oregon Capital Assets Program; Series 2011 C, COP	4.60%	06/01/2031	35	35,023
Oregon (State of) (Elderly & Disabled Housing); Series 1993 C, GO Bonds(g)	5.65%	08/01/2026	10	10,026
				45,049

Pennsylvania–2.91%
Allegheny (County of), PA Industrial Development Authority (United States Steel Corp.); Series 2019, Ref. RB	4.88%	11/01/2024	3,000	3,041,304

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)
Allegheny (County of), PA Redevelopment Authority (Pittsburgh Mills); Series 2004, RB (Acquired 08/10/2017; Cost $500,092)(b)	5.60%	07/01/2023	$508	$ 456,937
Allentown (City of), PA Neighborhood Improvement Zone Development Authority;
Series 2022, Ref. RB	5.00%	05/01/2034	500	537,776
Series 2022, Ref. RB	5.00%	05/01/2035	1,000	1,071,657
Allentown (City of), PA Neighborhood Improvement Zone Development Authority (615 Waterfront); Series 2021, RB(f)	6.00%	05/01/2042	690	735,139
Allentown (City of), PA Neighborhood Improvement Zone Development Authority (City Center);
Series 2017, RB(f)	5.00%	05/01/2027	2,750	2,872,786
Series 2018, RB(f)	5.00%	05/01/2023	185	187,019
Series 2018, RB(f)	5.00%	05/01/2028	1,250	1,307,312
Series 2018, RB(f)	5.00%	05/01/2033	500	517,428
Chester (County of), PA Industrial Development Authority (Woodlands at Greystone); Series 2018, RB(f)	4.38%	03/01/2028	227	227,677
Delaware Valley Regional Finance Authority; Series 1997 B, RB (INS - AMBAC)(e)	5.70%	07/01/2027	1,000	1,138,650
Franklin (County of), PA Industrial Development Authority (Menno-Haven, Inc.);
Series 2018, Ref. RB	5.00%	12/01/2028	630	633,644
Series 2018, Ref. RB	5.00%	12/01/2030	910	902,656
Luzerne (County of), PA; Series 2015 A, Ref. GO Bonds (INS - AGM)(e)	5.00%	11/15/2029	5,000	5,318,922
Northampton (County of), PA Industrial Development Authority;
Series 2013 A, RB (Acquired 04/03/2013; Cost $308,057)(b)(n)(o)	5.00%	12/31/2023	350	63,025
Series 2013, RB(n)(o)	5.00%	12/31/2023	142	25,522
Northampton (County of), PA Industrial Development Authority (Morningstar Senior Living, Inc.); Series 2012, RB	5.00%	07/01/2027	1,500	1,500,415
Pennsylvania (Commonwealth of) Economic Development Financing Authority (PPL Energy Supply); Series 2009 A, Ref. RB	6.40%	12/01/2038	3,250	2,502,500
Pennsylvania (Commonwealth of) Higher Educational Facilities Authority (Thomas Jefferson University); Series 2015 A, Ref. RB	5.00%	09/01/2045	10,000	10,219,002
Pennsylvania (Commonwealth of) Higher Educational Facilities Authority (University of Pennsylvania Health System); Series 2019, RB	5.00%	08/15/2049	2,500	2,615,988
Philadelphia (City of), PA Authority for Industrial Development (Alliance for Progress Charter School, Inc.);
Series 2019 A, RB	4.00%	06/15/2029	765	741,932
Series 2019 A, RB	5.00%	06/15/2039	920	923,707
Philadelphia (City of), PA Authority for Industrial Development (La Salle University);
Series 2017, Ref. RB	5.00%	05/01/2027	1,735	1,744,195
Series 2017, Ref. RB	5.00%	05/01/2028	1,810	1,815,593
Philadelphia (City of), PA Authority for Industrial Development (University of the Arts); Series 2017, Ref. RB(f)	5.00%	03/15/2045	2,000	1,901,347
Philadelphia (City of), PA Authority for Industrial Development (Wesley Enhanced Living Obligated Group);
Series 2017, Ref. RB	5.00%	07/01/2031	500	482,998
Series 2017, Ref. RB	5.00%	07/01/2032	1,000	959,412
				44,444,543

Puerto Rico–8.38%
Children’s Trust Fund;
Series 2002, RB	5.38%	05/15/2033	440	451,177
Series 2002, RB	5.50%	05/15/2039	9,315	9,460,541
Series 2002, RB	5.63%	05/15/2043	145	147,603
PRPBA Custodial Trust; Series 2022, RB	0.00%	03/15/2049	278	2,748
Puerto Rico (Commonwealth of);
Series 2021 A, GO Bonds(j)	0.00%	07/01/2024	1,819	1,681,026
Series 2021 A, GO Bonds(j)	0.00%	07/01/2033	2,035	1,157,845
Series 2021 A-1, GO Bonds	5.25%	07/01/2023	5,006	5,082,032
Series 2021 A-1, GO Bonds	5.38%	07/01/2025	9,985	10,304,888
Series 2021 A-1, GO Bonds	5.75%	07/01/2031	3,510	3,851,041
Series 2021 A-1, GO Bonds	4.00%	07/01/2033	1,500	1,405,524
Series 2021 A-1, GO Bonds	4.00%	07/01/2035	1,421	1,306,601
Series 2021 A-1, GO Bonds	4.00%	07/01/2041	34	29,912
Series 2022, RB(j)	0.00%	11/01/2051	2,118	1,045,561

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Puerto Rico–(continued)
Subseries 2022, RN(j)	0.00%	11/01/2043	$8,465	$ 4,370,293
Puerto Rico (Commonwealth of) Aqueduct & Sewer Authority;
Series 2008 A, RB	6.13%	07/01/2024	655	677,471
Series 2022 A, Ref. RB(f)	5.00%	07/01/2029	5,000	5,237,185
Puerto Rico (Commonwealth of) Electric Power Authority;
Series 2004 PP, Ref. RB (Acquired 03/11/2014-01/23/2018; Cost $2,423,260) (INS - NATL)(b)(e)	5.00%	07/01/2023	2,500	2,506,281
Series 2005 RR, RB (Acquired 05/16/2013; Cost $100,000) (INS - SGI)(b)(e)	5.00%	07/01/2025	100	100,408
Series 2005 RR, RB (Acquired 06/01/2017; Cost $155,000) (INS - AGC)(b)(e)	5.00%	07/01/2026	155	157,954
Series 2005 SS, Ref. RB (Acquired 01/14/2013; Cost $1,000,000) (INS - NATL)(b)(e)	5.00%	07/01/2023	1,000	1,002,512
Series 2007 TT, RB (Acquired 06/01/2017; Cost $165,000) (INS - NATL)(b)(e)	5.00%	07/01/2026	165	165,415
Series 2007 TT, RB (Acquired 01/15/2019; Cost $1,201,463)(a)(b)	5.00%	07/01/2032	1,990	1,616,875
Series 2007 TT, RB (Acquired 08/08/2018; Cost $313,750)(a)(b)	5.00%	07/01/2037	500	406,250
Series 2007 UU, Ref. RB (Acquired 10/06/2017; Cost $9,976) (INS - AGM)(b)(e)	5.00%	07/01/2023	10	10,150
Series 2007 UU, Ref. RB (Acquired 12/11/2018; Cost $1,435,000) (INS - AGC)(b)(e)	5.00%	07/01/2026	1,435	1,457,300
Series 2007 VV, Ref. RB (Acquired 03/11/2014; Cost $1,621,881) (INS - NATL)(b)(e)	5.25%	07/01/2025	1,705	1,737,839
Series 2007 VV, Ref. RB (Acquired 07/19/2018; Cost $1,047,620) (INS - NATL)(b)(e)	5.25%	07/01/2030	1,000	1,008,547
Series 2010 CCC, RB (Acquired 05/26/2010; Cost $6,565,000)(a)(b)	5.25%	07/01/2026	6,565	5,334,063
Series 2010 DDD, Ref. RB (Acquired 08/27/2014; Cost $39,716) (INS - AGM)(b)(e)	5.00%	07/01/2023	40	40,762
Series 2010 XX, RB (Acquired 02/07/2020; Cost $1,453,125)(a)(b)	5.25%	07/01/2040	1,875	1,523,438
Puerto Rico (Commonwealth of) Highway & Transportation Authority;
Series 2002 E, RB (INS - AGM)(e)	5.50%	07/01/2023	530	540,416
Series 2004 J, RB (INS - NATL)(e)	5.00%	07/01/2029	475	476,193
Series 2007 CC, Ref. RB (INS - NATL)(e)	5.50%	07/01/2029	15	15,503
Puerto Rico (Commonwealth of) Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority; Series 2000, RB(g)	6.63%	06/01/2026	7,310	7,574,382
Puerto Rico (Commonwealth of) Municipal Finance Agency;
Series 2002 A, RB (INS - AGM)(e)	5.00%	08/01/2027	1,605	1,628,445
Series 2005 A, RB (INS - AGM)(e)	5.00%	08/01/2030	305	309,455
Puerto Rico (Commonwelath of) Electric Power Authority;
Series 2010 AAA, RB (Acquired 04/18/2013; Cost $5,685,000)(a)(b)	5.25%	07/01/2028	5,685	4,619,063
Series 2010 XX, RB (Acquired 04/25/2013; Cost $250,000)(a)(b)	5.25%	07/01/2027	250	203,125
Series 2010 ZZ, Ref. RB (Acquired 03/04/2014; Cost $873,129)(a)(b)	5.25%	07/01/2025	1,180	958,750
Puerto Rico Public Finance Corp.;
Series 2011 A, RB (Acquired 07/13/2011; Cost $36,772,755)(a)(b)	6.50%	08/01/2028	37,400	1,402,500
Series 2011 B, RB (Acquired 12/08/2011-01/27/2012; Cost $10,676,959)(a)(b)	6.00%	08/01/2024	10,675	400,313
Series 2011 B, RB (Acquired 12/08/2011-12/21/2011; Cost $17,314,488)(a)(b)	6.00%	08/01/2025	17,475	655,313
Series 2011 B, RB (Acquired 12/08/2011-12/21/2011; Cost $6,421,751)(a)(b)	6.00%	08/01/2026	6,495	243,563
Series 2011 B, RB (Acquired 12/28/2011-01/24/2012; Cost $52,501,784)(a)(b)	5.50%	08/01/2031	54,770	2,053,924
Puerto Rico Sales Tax Financing Corp.;
Series 2018 A-1, RB(j)	0.00%	07/01/2024	373	349,996
Series 2018 A-1, RB(j)	0.00%	07/01/2027	1,027	861,344
Series 2018 A-1, RB(j)	0.00%	07/01/2029	1,003	768,271
Series 2018 A-1, RB(j)	0.00%	07/01/2031	4,146	2,872,266
Series 2018 A-1, RB(j)	0.00%	07/01/2033	6,719	4,193,607
Series 2018 A-1, RB	4.50%	07/01/2034	7,162	7,218,407
Series 2018 A-1, RB	4.55%	07/01/2040	538	537,997
Series 2018 A-1, RB(j)	0.00%	07/01/2046	13,831	3,961,106
Series 2018 A-1, RB(j)	0.00%	07/01/2051	11,268	2,403,115
Series 2018 A-1, RB	4.75%	07/01/2053	3,953	3,780,263
Series 2019 A-2, RB	4.33%	07/01/2040	5,475	5,328,653
Series 2019 A-2, RB	4.54%	07/01/2053	163	150,442
Series 2019 A-2, RB	4.78%	07/01/2058	2,196	2,053,484
Series 2019 A-2B, RB	4.55%	07/01/2040	1,871	1,870,988
University of Puerto Rico;
Series 2006 P, Ref. RB	5.00%	06/01/2023	2,535	2,524,569
Series 2006 Q, RB	5.00%	06/01/2025	5,000	4,940,275
				128,174,970

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Rhode Island–0.05%
Pawtucket (City of), RI Housing Authority; Series 2010, RB	5.50%	09/01/2028	$195	$ 197,351
Rhode Island Housing and Mortgage Finance Corp.; Series 1992 10-A, RB	6.50%	04/01/2027	80	80,198
Tobacco Settlement Financing Corp.; Series 2015 A, Ref. RB	5.00%	06/01/2026	500	521,257
				798,806

South Carolina–0.61%
South Carolina (State of) Jobs-Economic Development Authority (Green Charter Schools);
Series 2021, Ref. RB(f)	4.00%	06/01/2036	1,000	889,449
Series 2021, Ref. RB(f)	4.00%	06/01/2046	1,150	941,225
South Carolina (State of) Jobs-Economic Development Authority (Kiawah Life Plan Village, Inc.); Series 2021, RB(f)	8.75%	07/01/2025	1,000	1,015,369
South Carolina (State of) Jobs-Economic Development Authority (South Carolina Episcopal Home at Still Hopes);
Series 2018 A, Ref. RB	5.00%	04/01/2027	1,655	1,690,222
Series 2018, Ref. RB	5.00%	04/01/2038	2,500	2,385,302
South Carolina (State of) Jobs-Economic Development Authority (South Carolina SAVES Green Community Program - AAC East LLC) (Green Bonds); Series 2019, RB(f)	7.00%	05/01/2026	1,485	1,429,885
South Carolina (State of) Jobs-Economic Development Authority (Virtus Academy);
Series 2021 A, RB(f)	4.00%	06/15/2031	200	179,046
Series 2021 A, RB(f)	5.00%	06/15/2041	920	843,267
				9,373,765

Tennessee–2.15%
Bristol (City of), TN Industrial Development Board (Pinnacle); Series 2016, RB	5.00%	06/01/2027	5,525	5,394,234
Memphis (City of) & Shelby (County of), TN Economic Development Growth Engine Industrial Development Board (Graceland); Series 2017 A, Ref. RB	5.50%	07/01/2037	350	273,216
Metropolitan Development and Housing Agency (Fifth + Broadway Development);
Series 2018, RB(f)	4.50%	06/01/2028	1,215	1,236,972
Series 2018, RB(f)	5.13%	06/01/2036	1,000	1,031,272
Nashville (City of) & Davidson (County of), TN Health and Educational Facilities Board of Metropolitan Government (Trousdale Foundation Properties); Series 2018 A, RB (Acquired 08/29/2018-01/31/2019; Cost $1,995,132)(b)(f)	5.25%	04/01/2028	2,000	752,000
Shelby (County of), TN Health, Educational & Housing Facilities Board (Trezevant Manor);
Series 2013 A, Ref. RB	5.38%	09/01/2041	205	179,181
Series 2013 A, Ref. RB	5.50%	09/01/2047	200	170,942
Series 2016 A, Ref. RB(f)	5.00%	09/01/2024	1,000	981,829
Series 2016 A, Ref. RB(f)	5.00%	09/01/2031	3,000	2,734,605
Series 2016 A, Ref. RB(f)	5.00%	09/01/2037	1,475	1,265,842
Tennessee Energy Acquisition Corp.; Series 2021 A, RB(d)	5.00%	11/01/2031	18,000	18,829,444
				32,849,537

Texas–6.71%
Argyle (Town of), TX (The Highlands of Argyle Public Improvement District No. 1); Series 2017, RB	4.25%	09/01/2027	315	316,890
Arlington Higher Education Finance Corp. (Legacy Traditional Schools);
Series 2021, Ref. RB	4.00%	02/15/2031	1,400	1,287,135
Series 2021, Ref. RB	4.13%	02/15/2041	3,325	2,738,477
Arlington Higher Education Finance Corp. (Newman International Academy);
Series 2021, RB	4.00%	08/15/2031	200	189,720
Series 2021, RB	5.00%	08/15/2041	600	582,813
Arlington Higher Education Finance Corp. (UME Preparatory Academy); Series 2017 A, RB	4.55%	08/15/2028	585	582,968
Arlington Higher Education Finance Corp. (Winfree Academy Charter School);
Series 2019, RB	5.50%	08/15/2023	110	108,521
Series 2019, Ref. RB	5.15%	08/15/2029	890	905,147
Austin (City of), TX; Series 2013 A, Ref. RB	5.00%	11/15/2043	2,500	2,530,497
Bexar County Health Facilities Development Corp. (Army Retirement Residence Foundation);
Series 2016, Ref. RB	5.00%	07/15/2025	430	437,325
Series 2016, Ref. RB	5.00%	07/15/2026	250	255,182
Series 2018, Ref. RB	5.00%	07/15/2026	1,000	1,020,726
Series 2018, Ref. RB	5.00%	07/15/2033	1,630	1,637,308

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Brazoria County Industrial Development Corp. (Gladieux Metals Recycling LLC);
Series 2019, RB(g)	7.00%	03/01/2039	$400	$ 386,371
Series 2019, RB(f)(g)	9.00%	03/01/2039	2,145	2,301,723
Calhoun (County of), TX Navigation Industrial Development Authority; Series 2021, RN(f)(g)	3.63%	07/01/2026	7,000	6,382,111
Clifton Higher Education Finance Corp. (International Leadership of Texas); Series 2018 D, RB	5.75%	08/15/2033	2,000	2,073,950
Crandall (City of), TX;
Series 2021, RB(f)	4.13%	09/15/2026	100	96,288
Series 2021, RB(f)	4.75%	09/15/2031	100	92,853
Series 2021, RB(f)	5.25%	09/15/2051	500	463,897
Dallas (City of), TX; Series 2015, GO Bonds	5.00%	02/15/2030	1,075	1,134,880
Edinburg Economic Development Corp.; Series 2019, RB(f)	4.00%	08/15/2029	585	556,358
Gulf Coast Industrial Development Authority; Series 1998, RB(g)	8.00%	04/01/2028	340	339,955
Harris (County of) & Houston (City of), TX Sports Authority; Series 2014 A, Ref. RB	5.00%	11/15/2030	2,000	2,071,234
Houston (City of), TX;
Series 2002 A, RB (INS - AGM)(e)(g)	5.13%	07/01/2032	5	5,009
Series 2002 B, RB (INS - AGM)(e)	5.00%	07/01/2032	50	50,106
Houston (City of), TX Airport System (United Airlines, Inc. Terminal E);
Series 2014, Ref. RB(g)	4.75%	07/01/2024	2,675	2,704,701
Series 2014, Ref. RB(g)	5.00%	07/01/2029	1,500	1,507,186
Series 2020 A, Ref. RB(g)	5.00%	07/01/2027	2,325	2,396,987
Houston (City of), TX Airport System (United Airlines, Inc.); Series 2018, RB(g)	5.00%	07/15/2028	1,750	1,804,619
Houston Higher Education Finance Corp. (Houston Baptist University); Series 2021, RB	3.38%	10/01/2037	700	592,543
Love Field Airport Modernization Corp. (Southwest Airlines Co.); Series 2012, RB(g)	5.00%	11/01/2028	3,000	3,009,052
Mesquite Health Facilities Development Corp. (Christian Care Centers, Inc.); Series 2016, Ref. RB (Acquired 05/08/2018-12/17/2018; Cost $647,140)(a)(b)	5.00%	02/15/2035	650	539,500
Mission Economic Development Corp. (Natgasoline); Series 2018, Ref. RB(f)(g)	4.63%	10/01/2031	7,500	7,612,530
New Hope Cultural Education Facilities Finance Corp. (Carillon Lifecare Community);
Series 2016, Ref. RB	4.00%	07/01/2023	1,235	1,219,103
Series 2016, Ref. RB	4.00%	07/01/2028	2,915	2,624,847
Series 2016, Ref. RB	5.00%	07/01/2036	3,950	3,427,460
New Hope Cultural Education Facilities Finance Corp. (Cumberland Academy); Series 2020 A, RB(f)	4.00%	08/15/2030	5,000	4,814,878
New Hope Cultural Education Facilities Finance Corp. (Morningside Ministries); Series 2022, Ref. RB	4.00%	01/01/2032	1,500	1,345,638
New Hope Cultural Education Facilities Finance Corp. (MRC Senior Living-The Langford); Series 2016 A, RB	5.38%	11/15/2036	1,165	1,095,943
New Hope Cultural Education Facilities Finance Corp. (Outlook at Windhaven (The)); Series 2022 B3, RB	4.25%	10/01/2026	1,600	1,602,862
New Hope Cultural Education Facilities Finance Corp. (Presbyterian Village North); Series 2018, Ref. RB	5.00%	10/01/2024	1,650	1,663,216
New Hope Cultural Education Facilities Finance Corp. (Wesleyan Homes, Inc.); Series 2019, Ref. RB	5.00%	01/01/2039	500	434,249
Port Beaumont Navigation District (Jefferson Gulf Coast Energy);
Series 2020, Ref. RB(f)(g)	3.63%	01/01/2035	3,000	2,546,725
Series 2021, RB(f)(g)	2.50%	01/01/2030	1,000	835,493
Series 2021, RB(f)(g)	2.63%	01/01/2031	800	658,296
Red River Health Facilities Development Corp. (MRC Crossing);
Series 2014 A, RB(h)	6.75%	11/15/2024	140	145,515
Series 2014 A, RB(d)(h)	7.50%	11/15/2024	100	110,264
Series 2014 A, RB(d)(h)	7.75%	11/15/2024	1,815	2,010,932
Series 2014 A, RB(d)(h)	8.00%	11/15/2024	1,355	1,506,930
Rowlett (City of), TX (Bayside Public Improvement District North Improvement Area);
Series 2016, RB	4.90%	09/15/2024	130	129,054
Series 2016, RB	5.38%	09/15/2030	670	669,076
Tarrant County Cultural Education Facilities Finance Corp. (Air Force Village Obligated Group); Series 2016, Ref. RB	5.00%	05/15/2037	1,400	1,398,451
Tarrant County Cultural Education Facilities Finance Corp. (Buckner Senior Living - Ventana); Series 2017, RB	6.00%	11/15/2027	3,250	3,359,083
Tarrant County Cultural Education Facilities Finance Corp. (C.C. Young Memorial Home);
Series 2017 A, RB (Acquired 12/15/2016; Cost $1,011,589)(a)(b)	6.00%	02/15/2031	1,000	650,000
Series 2017, RB (Acquired 11/05/2019; Cost $3,271,528)(a)(b)	6.38%	02/15/2041	3,000	1,950,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Tarrant County Cultural Education Facilities Finance Corp. (MRC Stevenson Oaks);
Series 2020 B-2, Ref. RB	3.00%	11/15/2026	$1,000	$ 971,053
Series 2020, Ref. RB	4.00%	11/15/2027	1,000	965,727
Series 2020, Ref. RB	6.25%	11/15/2031	1,000	1,005,926
Tarrant County Cultural Education Facilities Finance Corp. (Stayton at Museum Way); Series 2020, RB	5.75%	12/01/2054	2,355	1,865,617
Temple (City of), TX; Series 2018 A, RB	5.00%	08/01/2028	4,320	4,480,916
Texas (State of) Department of Housing & Community Affairs (Skyway Villas Apartments); Series 2001 A, RB (INS - AMBAC)(e)(g)	5.45%	12/01/2022	110	110,085
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners Segments 3 LLC Segments 3A and 3B Facility); Series 2013, RB(g)	6.75%	06/30/2043	10,000	10,281,050
Ysleta Independent School District Public Facility Corp.; Series 2001, Ref. RB (INS - AMBAC)(e)	5.38%	11/15/2024	40	40,194
				102,633,145

Utah–1.76%
Black Desert Public Infrastructure District;
Series 2021 A, GO Bonds(f)	3.25%	03/01/2031	1,550	1,361,738
Series 2021 A, GO Bonds(f)	3.50%	03/01/2036	1,750	1,445,695
Mida Golf and Equestrian Center Public Infrastructure District;
Series 2021, GO Bonds(f)	4.13%	06/01/2036	1,790	1,533,648
Series 2021, GO Bonds(f)	4.25%	06/01/2041	2,205	1,830,810
Mida Mountain Village Public Infrastructure District;
Series 2020 A, RB(f)	4.25%	08/01/2035	1,645	1,582,170
Series 2020 A, RB(f)	4.50%	08/01/2040	1,205	1,143,035
Military Installation Development Authority; Series 2021 A-2, RB	4.00%	06/01/2036	1,500	1,302,710
Salt Lake City (City of), UT; Series 2017 A, RB(g)	5.00%	07/01/2036	3,000	3,130,038
UIPA Crossroads Public Infrastructure District; Series 2021, RB(f)	4.13%	06/01/2041	3,000	2,692,332
Utah (State of) Charter School Finance Authority (Ascent Academies of Utah);
Series 2022, RB(f)	4.25%	06/15/2027	1,810	1,735,625
Series 2022, RB(f)	4.50%	06/15/2032	2,000	1,864,408
Series 2022, RB(f)	5.00%	06/15/2037	2,515	2,369,229
Utah (State of) Charter School Finance Authority (Beehive Science & Technology); Series 2021, RB(f)	4.00%	10/15/2041	2,325	1,925,151
Utah (State of) Charter School Finance Authority (Freedom Academy Foundation (The)); Series 2017, Ref. RB(f)	4.50%	06/15/2027	170	171,208
Utah (State of) Charter School Finance Authority (Merit Preparatory Academy);
Series 2019 A, RB(f)	4.50%	06/15/2029	500	485,168
Series 2019 A, RB(f)	5.00%	06/15/2034	1,270	1,242,257
Utah (State of) Charter School Finance Authority (Renaissance Academy);
Series 2020, Ref. RB(f)	3.50%	06/15/2025	260	255,652
Series 2020, Ref. RB(f)	4.00%	06/15/2030	520	506,719
Series 2020, Ref. RB(f)	5.00%	06/15/2040	350	354,478
				26,932,071

Vermont–0.13%
Vermont (State of) Educational & Health Buildings Financing Agency (St. Michael’s College);
Series 2012, RB	5.00%	10/01/2022	1,025	1,026,638
Series 2012, RB	5.00%	10/01/2023	1,000	1,001,487
				2,028,125

Virgin Islands–0.29%
Matching Fund Special Purpose Securitization Corp.;
Series 2022 A, Ref. RB	5.00%	10/01/2025	1,000	1,039,738
Series 2022 A, Ref. RB	5.00%	10/01/2026	1,000	1,044,011
Virgin Islands (Government of) Port Authority;
Series 2014 A, Ref. RB(g)	5.00%	09/01/2022	1,320	1,320,000
Series 2014 A, Ref. RB(g)	5.00%	09/01/2023	1,000	996,452
				4,400,201

Virginia–0.80%
Hanover (County of), VA Economic Development Authority (Covenant Woods); Series 2018, Ref. RB	5.00%	07/01/2038	250	254,272

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Virginia–(continued)
Norfolk (City of), VA Redevelopment & Housing Authority (Fort Norfolk Retirement Community, Inc. - Harbor’s Edge);
Series 2019 A, RB	5.00%	01/01/2034	$1,000	$ 977,945
Series 2019 B, RB	4.00%	01/01/2025	3,200	3,140,565
Peninsula Town Center Community Development Authority;
Series 2018, Ref. RB(f)	4.00%	09/01/2023	140	138,788
Series 2018, Ref. RB(f)	4.50%	09/01/2028	1,450	1,393,221
Roanoke (City of), VA Economic Development Authority (Richfield Living); Series 2020, RB (Acquired 01/23/2020; Cost $770,000)(b)	4.30%	09/01/2030	770	622,489
Virginia (Commonwealth of) Small Business Financing Authority (95 Express Lanes LLC); Series 2022, Ref. RB(g)	5.00%	01/01/2037	3,200	3,370,829
Virginia (Commonwealth of) Small Business Financing Authority (Covanta); Series 2018, RB(d)(f)(g)	5.00%	07/01/2038	2,310	2,304,835
				12,202,944

Washington–0.82%
Kalispel Tribe of Indians;
Series 2018 A, RB(f)	5.00%	01/01/2032	400	429,259
Series 2018 B, RB(f)	5.00%	01/01/2032	100	107,315
Kelso (City of), WA Housing Authority; Series 1998, RB	5.60%	03/01/2028	120	120,016
King (County of), WA Housing Authority (Rural Preservation); Series 1997, RB(g)	5.75%	01/01/2028	5	5,015
King (County of), WA Public Hospital District No. 4; Series 2015 A, RB	6.25%	12/01/2045	1,175	1,208,178
Washington (State of) Convention Center Public Facilities District (Green Notes); Series 2021, RB	4.00%	07/01/2031	1,550	1,502,384
Washington (State of) Health Care Facilities Authority (Providence Health & Services); Series 2014 C, RB	5.00%	10/01/2044	4,165	4,216,808
Washington (State of) Housing Finance Commission (Bayview Manor Homes); Series 2016 A, Ref. RB(f)	4.00%	07/01/2026	440	433,075
Washington (State of) Housing Finance Commission (Judson Park);
Series 2018, Ref. RB(f)	3.70%	07/01/2023	80	79,442
Series 2018, Ref. RB(f)	5.00%	07/01/2038	385	366,753
Washington (State of) Housing Finance Commission (Presbyterian Retirement Co.); Series 2016, Ref. RB(f)	5.00%	01/01/2036	1,755	1,663,196
Washington (State of) Housing Finance Commission (Spokane International Academy); Series 2021 A, RB(f)	4.00%	07/01/2040	1,640	1,425,066
Washington (State of) Housing Finance Commission (The Hearthstone); Series 2018 A, Ref. RB(f)	4.50%	07/01/2028	965	907,253
				12,463,760

West Virginia–0.44%
Harrison (County of), WV Commission (Charles Pointe No. 2); Series 2008 A, Ref. RB	6.50%	06/01/2023	175	171,826
Harrison (County of), WV County Commission (Charles Pointe Economic Opportunity Development District); Series 2019 A, RB(f)	5.75%	06/01/2042	1,000	777,709
Monongalia (County of), WV Building Commission (Monongalia Health System Obligated Group);
Series 2015, Ref. RB	5.00%	07/01/2025	360	376,143
Series 2015, Ref. RB	5.00%	07/01/2026	460	478,492
Series 2015, Ref. RB	5.00%	07/01/2027	560	581,592
Series 2015, Ref. RB	4.00%	07/01/2035	190	178,779
Monongalia (County of), WV Commission Special District (University Town Centre Economic Opportunity Development District); Series 2017 A, Ref. RB(f)	4.50%	06/01/2027	2,915	2,928,599
West Virginia (State of) Economic Development Authority (Entsorga West Virginia LLC);
Series 2016, RB(f)(g)	6.75%	02/01/2026	1,000	904,161
Series 2018, RB(f)(g)	8.75%	02/01/2036	320	299,143
				6,696,444

Wisconsin–4.21%
Lomira (Village of), WI Community Development Authority;
Series 2018 B, Ref. RB	3.65%	10/01/2028	705	706,773
Series 2018 B, Ref. RB	3.75%	10/01/2029	175	175,436
Wisconsin (State of) Health & Educational Facilities Authority (American Baptist Homes of the Midwest Obligated Group); Series 2017, Ref. RB	5.00%	08/01/2027	500	490,179
Wisconsin (State of) Health & Educational Facilities Authority (Benevolent Corp. Cedar Community); Series 2017, Ref. RB	5.00%	06/01/2028	1,205	1,235,131

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Wisconsin–(continued)
Wisconsin (State of) Health & Educational Facilities Authority (Camillus Health System);
Series 2019, Ref. RB	5.00%	11/01/2028	$935	$ 939,860
Series 2019, Ref. RB	5.00%	11/01/2030	1,035	1,026,725
Series 2019, Ref. RB	5.00%	11/01/2039	1,000	945,902
Wisconsin (State of) Health & Educational Facilities Authority (Clement Manor, Inc.); Series 2019, Ref. RB	4.25%	08/01/2034	1,000	767,295
Wisconsin (State of) Health & Educational Facilities Authority (Hope Christian Schools);
Series 2021, RB	3.00%	12/01/2031	615	525,607
Series 2021, RB	4.00%	12/01/2041	850	725,893
Wisconsin (State of) Health & Educational Facilities Authority (Oakwood Lutheran Senior Ministries); Series 2021, Ref. RB	4.00%	01/01/2037	1,470	1,324,988
Wisconsin (State of) Public Finance Authority;
Series 2020 A, RB(f)	4.00%	03/01/2030	1,810	1,704,469
Series 2022 B, RB(f)	7.00%	02/01/2028	700	706,395
Wisconsin (State of) Public Finance Authority (Alabama Proton Therapy Center); Series 2017 A, RB(f)	6.25%	10/01/2031	2,000	1,814,095
Wisconsin (State of) Public Finance Authority (Alamance Community School); Series 2021 A, RB(f)	5.00%	06/15/2041	510	437,029
Wisconsin (State of) Public Finance Authority (American Dream at Meadowlands);
Series 2017, RB(a)(f)	6.25%	08/01/2027	500	440,000
Series 2017, RB(a)(f)	6.75%	08/01/2031	500	400,000
Wisconsin (State of) Public Finance Authority (Ascend Leadership Academy);
Series 2021 A, RB(f)	4.25%	06/15/2031	550	492,268
Series 2021 A, RB(f)	5.00%	06/15/2041	615	546,204
Wisconsin (State of) Public Finance Authority (Bancroft Neurohealth);
Series 2016 A, RB(f)	5.00%	06/01/2025	650	657,931
Series 2016 A, RB(f)	5.00%	06/01/2026	1,005	1,016,553
Wisconsin (State of) Public Finance Authority (Community School of Davidson); Series 2018, RB	5.00%	10/01/2033	390	399,841
Wisconsin (State of) Public Finance Authority (Coral Academy of Science Reno);
Series 2019, Ref. RB(f)	5.00%	06/01/2029	375	382,984
Series 2019, Ref. RB(f)	5.00%	06/01/2039	1,415	1,422,012
Wisconsin (State of) Public Finance Authority (Delray Beach Radiation Therapy Center); Series 2017 A, RB (Acquired 04/03/2017; Cost $1,500,000)(b)(f)	5.75%	11/01/2024	1,500	1,359,380
Wisconsin (State of) Public Finance Authority (Explore Academy);
Series 2020 A, RB(f)	6.13%	02/01/2039	4,310	4,050,932
Series 2020, RB(f)	7.00%	02/01/2025	470	473,879
Series 2022 A, RB(f)	6.13%	02/01/2039	4,175	3,924,046
Wisconsin (State of) Public Finance Authority (Mallard Creek Stem Academy); Series 2019 A, RB(f)	4.38%	06/15/2029	1,655	1,632,455
Wisconsin (State of) Public Finance Authority (Million Air Two LLC General Aviation Facilities);
Series 2017 A, RB(g)	7.25%	06/01/2035	3,800	3,549,144
Series 2017, Ref. RB(f)(g)	7.13%	06/01/2041	160	142,605
Wisconsin (State of) Public Finance Authority (New Plan Learning, Inc.); Series 2021 A, Ref. RB	3.75%	07/01/2031	3,780	3,257,232
Wisconsin (State of) Public Finance Authority (North Carolina Leadership Academy);
Series 2019, RB(f)	4.00%	06/15/2029	555	536,374
Series 2019, RB(f)	5.00%	06/15/2039	440	437,989
Series 2019, RB(f)	5.00%	06/15/2049	540	519,909
Wisconsin (State of) Public Finance Authority (Prime Healthcare Foundation, Inc.); Series 2018 A, RB	5.00%	12/01/2027	5,440	5,585,733
Wisconsin (State of) Public Finance Authority (Proton International);
Series 2021 A, RB(f)	5.50%	01/01/2031	5,375	4,834,652
Series 2021 A, RB(f)	6.50%	01/01/2041	3,110	2,633,429
Wisconsin (State of) Public Finance Authority (Roseman University of Health Sciences); Series 2022, Ref. RB(f)	4.00%	04/01/2032	915	876,243
Wisconsin (State of) Public Finance Authority (Searstone CCRC);
Series 2021 A, Ref. RB(f)	4.00%	06/01/2031	2,500	2,259,993
Series 2021 A, Ref. RB(f)	4.00%	06/01/2036	1,500	1,266,769
Wisconsin (State of) Public Finance Authority (Uwharrie Charter Academy); Series 2022 A, RB(f)	4.50%	06/15/2032	500	485,701
Wisconsin (State of) Public Finance Authority (WhiteStone); Series 2017, Ref. RB(f)	4.00%	03/01/2027	1,110	1,082,778

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Wisconsin-(continued)
Wisconsin (State of) Public Finance Authority (Wingate University);
Series 2018 A, Ref. RB	5.25%	10/01/2029	$1,825	$1,923,714

Series 2018 A, Ref. RB	5.25%	10/01/2030	1,925	2,011,740

Series 2018 A, Ref. RB	5.25%	10/01/2031	1,030	1,069,337

Series 2018 A, Ref. RB	5.25%	10/01/2032	720	744,065

Wisconsin (State of) Public Finance Authority (Wittenberg University); Series 2016, RB(f)	5.00%	12/01/2031	500	506,960

				64,448,629

Total Municipal Obligations (Cost $1,687,149,578)				1,505,647,154

U.S. Dollar Denominated Bonds & Notes-0.31%
California-0.12%
CalPlant I LLC;
Series 21A(f)	9.50%	10/12/2022	255	256,066

Series 21B(f)	9.50%	10/12/2022	955	958,992

Series 22A(f)(n)	9.50%	10/12/2022	530	530,000

				1,745,058

Pennsylvania-0.18%
Talen Energy Supply LLC(a)	6.50%	06/01/2025	3,000	2,705,625

Texas-0.01%
Christian Care Centers, Inc.(n)	12.00%	11/30/2022	195	190,125

Total U.S. Dollar Denominated Bonds & Notes (Cost $4,580,440)				4,640,808

			Shares
Common Stocks & Other Equity Interests-0.01%
Quebec-0.01%
Resolute Forest Products, Inc.
(Cost $80,903)			6,757	136,897

TOTAL INVESTMENTS IN SECURITIES(p)-98.75% (Cost $1,691,810,921)				1,510,424,859

FLOATING RATE NOTE OBLIGATIONS-(1.27)%
Notes with interest and fee rates ranging from 2.22% to 2.39% at 08/31/2022 and contractual maturities of collateral ranging from 09/01/2022 to 11/15/2036 (See Note 1J)(q)				(19,475,000)

OTHER ASSETS LESS LIABILITIES-2.52%				38,661,074

NET ASSETS-100.00%				$1,529,610,933

Investment Abbreviations:

AGC	- Assured Guaranty Corp.
AGM	- Assured Guaranty Municipal Corp.
AMBAC	- American Municipal Bond Assurance Corp.
BAM	- Build America Mutual Assurance Co.
CEP	- Credit Enhancement Provider
COP	- Certificates of Participation
Ctfs.	- Certificates
FGIC	- Financial Guaranty Insurance Company
GNMA	- Government National Mortgage Association
GO	- General Obligation
IDR	- Industrial Development Revenue Bonds
INS	- Insurer
LOC	- Letter of Credit
NATL	- National Public Finance Guarantee Corp.
PCR	- Pollution Control Revenue Bonds
RB	- Revenue Bonds
Ref.	- Refunding
RN	- Revenue Notes
SGI	- Syncora Guarantee, Inc.
SIFMA	- Securities Industry and Financial Markets Association
Wts.	- Warrants

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31	Invesco Short Duration High Yield Municipal Fund

Notes to Schedule of Investments:

(a)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at August 31, 2022 was $37,019,797, which represented 2.42% of the Fund’s Net Assets.

(b)	Restricted security. The aggregate value of these securities at August 31, 2022 was $45,855,378, which represented 3.00% of the Fund’s Net Assets.
(c)	Convertible capital appreciation bond. The interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.
(d)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(e)	Principal and/or interest payments are secured by the bond insurance company listed.
(f)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2022 was $345,045,579, which represented 22.56% of the Fund’s Net Assets.

(g)	Security subject to the alternative minimum tax.
(h)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(i)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1J.
(j)	Zero coupon bond issued at a discount.
(k)

Security is subject to a reimbursement agreement which may require the Fund to pay amounts to a counterparty in the event of a significant decline in the market value of the security underlying the TOB Trusts. In case of a shortfall, the maximum potential amount of payments the Fund could ultimately be required to make under the agreement is $12,740,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security underlying the TOB Trusts.

(l)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(m)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2022.
(n)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(o)	The issuer is paying less than stated interest, but is not in default on principal because scheduled principal payments have not yet begun.
(p)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations. No concentration of any single entity was greater than 5% each.

(q)

Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at August 31, 2022. At August 31, 2022, the Fund’s investments with a value of $28,317,981 are held by TOB Trusts and serve as collateral for the $19,475,000 in the floating rate note obligations outstanding at that date.

Open Futures Contracts(a)

Short Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation

Interest Rate Risk

U.S. Treasury 10 Year Notes	405	December-2022	$(47,347,031)	$381,716	$381,716

(a)	Futures contracts collateralized by $3,025,000 cash held with Goldman Sachs & Co., the futures commission merchant.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32	Invesco Short Duration High Yield Municipal Fund

Statement of Assets and Liabilities

August 31, 2022

Assets:

Investments in unaffiliated securities, at value (Cost $1,691,810,921)	$1,510,424,859

Other investments: Variation margin receivable – futures contracts	69,619

Deposits with brokers: Cash collateral – exchange-traded futures contracts	3,025,000

Cash	17,727,461

Receivable for:
Investments sold	6,580,920

Fund shares sold	2,740,319

Interest	19,603,050

Investments matured, at value (Cost $14,802,810)	13,574,397

Investment for trustee deferred compensation and retirement plans	110,672

Other assets	272,167

Total assets	1,574,128,464

Liabilities:
Floating rate note obligations	19,475,000

Payable for:
Investments purchased	19,254,238

Dividends	1,750,029

Fund shares reacquired	3,219,672

Accrued fees to affiliates	570,329

Accrued interest expense	15,080

Accrued trustees’ and officers’ fees and benefits	2,451

Accrued other operating expenses	120,060

Trustee deferred compensation and retirement plans	110,672

Total liabilities	44,517,531

Net assets applicable to shares outstanding	$1,529,610,933

Net assets consist of:
Shares of beneficial interest	$2,050,214,228

Distributable earnings (loss)	(520,603,295)

$1,529,610,933

Net Assets:
Class A	$914,353,753

Class C	$76,877,506

Class Y	$497,651,262

Class R5	$9,799,625

Class R6	$30,928,787

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	95,489,021

Class C	8,038,799

Class Y	51,935,970

Class R5	1,020,302

Class R6	3,225,318

Class A:
Net asset value per share	$9.58

Maximum offering price per share (Net asset value of $9.58 ÷ 97.50%)	$9.83

Class C:
Net asset value and offering price per share	$9.56

Class Y:
Net asset value and offering price per share	$9.58

Class R5:
Net asset value and offering price per share	$9.60

Class R6:
Net asset value and offering price per share	$9.59

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33	Invesco Short Duration High Yield Municipal Fund

Statement of Operations

For the year ended August 31, 2022

Investment income:
Interest	$59,501,213

Expenses:
Advisory fees	5,967,131

Administrative services fees	212,095

Custodian fees	51,840

Distribution fees:
Class A	2,311,675

Class C	862,222

Interest, facilities and maintenance fees	1,014,950

Transfer agent fees – A, C and Y	1,082,842

Transfer agent fees – R5	12,088

Transfer agent fees – R6	3,853

Trustees’ and officers’ fees and benefits	28,494

Registration and filing fees	151,072

Reports to shareholders	48,090

Professional services fees	162,979

Other	113,822

Total expenses	12,023,153

Less: Expense offset arrangement(s)	(580)

Net expenses	12,022,573

Net investment income	47,478,640

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(27,857,056)

Futures contracts	13,472

(27,843,584)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(130,363,619)

Futures contracts	398,497

(129,965,122)

Net realized and unrealized gain (loss)	(157,808,706)

Net increase (decrease) in net assets resulting from operations	$(110,330,066)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34	Invesco Short Duration High Yield Municipal Fund

Statement of Changes in Net Assets

For the years ended August 31, 2022 and 2021

	2022	2021

Operations:

Net investment income	$47,478,640	$43,108,825

Net realized gain (loss)	(27,843,584)	(7,155,658)

Change in net unrealized appreciation (depreciation)	(129,965,122)	70,168,890

Net increase (decrease) in net assets resulting from operations	(110,330,066)	106,122,057

Distributions to shareholders from distributable earnings:

Class A	(32,038,329)	(29,206,191)

Class C	(2,303,684)	(3,073,699)

Class Y	(16,315,132)	(11,297,893)

Class R5	(439,600)	(356,764)

Class R6	(980,820)	(536,751)

Total distributions from distributable earnings	(52,077,565)	(44,471,298)

Share transactions–net:

Class A	81,054,772	66,342,549

Class C	(6,882,430)	(80,323,625)

Class Y	180,742,643	71,331,377

Class R5	(3,413,519)	14,054,969

Class R6	13,644,959	6,843,918

Net increase in net assets resulting from share transactions	265,146,425	78,249,188

Net increase in net assets	102,738,794	139,899,947

Net assets:

Beginning of year	1,426,872,139	1,286,972,192

End of year	$1,529,610,933	$1,426,872,139

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35	Invesco Short Duration High Yield Municipal Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Year ended 08/31/22	$10.67	$0.32	$(1.06)	$(0.74)	$(0.35)	$ 9.58	(7.07)%	$914,354	0.84%	0.84%	0.77%	3.13%	26%
Year ended 08/31/21	10.17	0.34	0.51	0.85	(0.35)	10.67	8.50	933,441	0.86	0.86	0.79	3.25	19
Year ended 08/31/20	10.86	0.37	(0.71)	(0.34)	(0.35)	10.17	(3.19)	826,655	0.84	0.88	0.79	3.59	49
Year ended 08/31/19	10.48	0.36	0.37	0.73	(0.35)	10.86	7.09	193,076	0.86	0.98	0.79	3.40	24
Year ended 08/31/18	10.47	0.34	0.01	0.35	(0.34)	10.48	3.46	109,307	0.86	1.06	0.79	3.26	26
Class C
Year ended 08/31/22	10.65	0.24	(1.06)	(0.82)	(0.27)	9.56	(7.79)	76,878	1.59	1.59	1.52	2.38	26
Year ended 08/31/21	10.16	0.26	0.50	0.76	(0.27)	10.65	7.60	92,982	1.61	1.61	1.54	2.50	19
Year ended 08/31/20	10.84	0.29	(0.70)	(0.41)	(0.27)	10.16	(3.84)	167,426	1.59	1.63	1.54	2.84	49
Year ended 08/31/19	10.46	0.28	0.37	0.65	(0.27)	10.84	6.29	52,195	1.61	1.73	1.54	2.65	24
Year ended 08/31/18	10.45	0.26	0.02	0.28	(0.27)	10.46	2.69	52,446	1.61	1.81	1.54	2.51	26
Class Y
Year ended 08/31/22	10.67	0.34	(1.06)	(0.72)	(0.37)	9.58	(6.84)	497,651	0.59	0.59	0.52	3.38	26
Year ended 08/31/21	10.18	0.37	0.50	0.87	(0.38)	10.67	8.66	365,892	0.61	0.61	0.54	3.50	19
Year ended 08/31/20	10.87	0.40	(0.72)	(0.32)	(0.37)	10.18	(2.94)	280,243	0.59	0.63	0.54	3.84	49
Year ended 08/31/19	10.48	0.39	0.37	0.76	(0.37)	10.87	7.45	216,579	0.61	0.73	0.54	3.65	24
Year ended 08/31/18	10.48	0.37	0.00	0.37	(0.37)	10.48	3.62	102,388	0.61	0.81	0.54	3.51	26
Class R5
Year ended 08/31/22	10.70	0.35	(1.08)	(0.73)	(0.37)	9.60	(6.93)	9,800	0.62	0.62	0.55	3.35	26
Year ended 08/31/21	10.20	0.37	0.51	0.88	(0.38)	10.70	8.78	14,437	0.61	0.61	0.54	3.50	19
Year ended 08/31/20	10.88	0.40	(0.71)	(0.31)	(0.37)	10.20	(2.83)	10	0.57	0.57	0.52	3.86	49
Year ended 08/31/19	10.49	0.39	0.37	0.76	(0.37)	10.88	7.44	11	0.61	0.68	0.54	3.65	24
Year ended 08/31/18	10.48	0.37	0.01	0.38	(0.37)	10.49	3.72	11	0.61	0.82	0.54	3.51	26
Class R6
Year ended 08/31/22	10.68	0.35	(1.06)	(0.71)	(0.38)	9.59	(6.77)	30,929	0.53	0.53	0.46	3.44	26
Year ended 08/31/21	10.19	0.37	0.51	0.88	(0.39)	10.68	8.73	20,121	0.54	0.54	0.47	3.57	19
Year ended 08/31/20	10.88	0.40	(0.72)	(0.32)	(0.37)	10.19	(2.94)	12,639	0.57	0.57	0.52	3.86	49
Year ended 08/31/19	10.49	0.39	0.37	0.76	(0.37)	10.88	7.44	15,350	0.61	0.68	0.54	3.65	24
Year ended 08/31/18	10.48	0.37	0.01	0.38	(0.37)	10.49	3.72	9,738	0.61	0.76	0.54	3.52	26

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended August 31, 2020, the portfolio turnover calculation excludes the value of securities purchased of $1,007,963,117 in connection with the acquisition of Invesco Oppenheimer Rochester Short Duration High Yield Municipal Fund into the Fund.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36	Invesco Short Duration High Yield Municipal Fund

Notes to Financial Statements

August 31, 2022

NOTE 1–Significant Accounting Policies

Invesco Short Duration High Yield Municipal Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek federal tax-exempt current income and taxable capital appreciation.

The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available and unreliable are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from

37	Invesco Short Duration High Yield Municipal Fund

settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Interest, Facilities and Maintenance Fees - Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, administrative expenses and other expenses associated with establishing and maintaining the line of credit. In addition, interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any, are included.

H.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Floating Rate Note Obligations - The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a

38	Invesco Short Duration High Yield Municipal Fund

disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The carrying amount of the Fund’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

K.

Futures Contracts - The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

L.

Other Risks - The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located. Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities. There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

During the period, the Fund experienced a low interest rate environment created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs. Additionally, from time to time, uncertainty regarding the status of negotiations in the U.S. Government to increase the statutory debt limit, commonly called the “debt ceiling”, could increase the risk that the U.S. Government may default on payments on certain U.S. Government securities, cause the credit rating of the U.S. Government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. Government-sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of a Fund that holds securities of that entity will be adversely impacted.

The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. Junk bonds are less liquid than investment grade debt securities and their prices tend to be more volatile.

M.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social

39	Invesco Short Duration High Yield Municipal Fund

and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 100 million	0.483%

Next $150 million	0.433%

Next $250 million	0.408%

Next $4.5 billion	0.383%

Next $5 billion	0.373%

Over $10 billion	0.353%

For the year ended August 31, 2022, the effective advisory fee rate incurred by the Fund was 0.40%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least, June 30, 2023 to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2022, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2022, IDI advised the Fund that IDI retained $40,773 in front-end sales commissions from the sale of Class A shares and $176,988 and $11,317 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

40	Invesco Short Duration High Yield Municipal Fund

The following is a summary of the tiered valuation input levels, as of August 31, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Municipal Obligations	$–	$1,505,558,607	$88,547	$1,505,647,154

U.S. Dollar Denominated Bonds & Notes	–	3,920,683	720,125	4,640,808

Common Stocks & Other Equity Interests	136,897	–	–	136,897

Total Investments in Securities	136,897	1,509,479,290	808,672	1,510,424,859

Other Investments - Assets*

Investments Matured	–	13,574,397	–	13,574,397

Futures Contracts	381,716	–	–	381,716

Total Investments	$518,613	$1,523,053,687	$808,672	$1,524,380,972

*	Futures contracts are valued at unrealized appreciation (depreciation). Investments matured are shown at value.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2022:

Value
Interest
Derivative Assets	Rate Risk

Unrealized appreciation on futures contracts –Exchange-Traded(a)	$381,716

Derivatives not subject to master netting agreements	(381,716)

Total Derivative Assets subject to master netting agreements	$–

(a)	The daily variation margin receivable (payable) at period end is recorded in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended August 31, 2022

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on
Statement of Operations
Interest
Rate Risk

Realized Gain:
Futures contracts	$ 13,472

Change in Net Unrealized Appreciation:
Futures contracts	398,497

Total	$411,969

The table below summarizes the average notional value of derivatives held during the period.

Futures
Contracts

Average notional value	$70,133,719

NOTE 5–Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended August 31, 2022, the Fund engaged in securities purchases of $214,307,099 and securities sales of $268,124,002, which did not result in any net realized gains (losses).

41	Invesco Short Duration High Yield Municipal Fund

NOTE 6–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2022, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $580.

NOTE 7–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 8–Cash Balances and Borrowings

Effective February 24, 2022, the Fund has entered into a revolving credit and security agreement, which enables the Fund to participate with certain other Invesco Funds in a committed secured borrowing facility that permits borrowings up to $2.5 billion, collectively by certain Invesco Funds, and which will expire on February 23, 2023. Prior to February 24, 2022, the revolving credit and security agreement permitted borrowings up to $2.0 billion. The revolving credit and security agreement is secured by the assets of the Fund. The Fund is subject to certain covenants relating to the revolving credit and security agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the revolving credit and security agreement.

During the year ended August 31, 2022, the average daily balance of borrowing under the revolving credit and security agreement was $54,348 with an average interest rate of 0.27%. The carrying amount of the Fund’s payable for borrowings as reported on the Statement of Assets and Liabilities approximates its fair value. Expenses under the revolving credit and security agreement are shown in the Statement of Operations as Interest, facilities and maintenance fees. At August 31, 2022, the Fund had no borrowings outstanding under this agreement.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended August 31, 2022 were $47,015,000 and 0.96%, respectively.

NOTE 9–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2022 and 2021:

	2022	2021

Ordinary income*	$52,077,565	$44,471,298

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2022

Undistributed tax-exempt income	$3,837,063

Net unrealized appreciation (depreciation) — investments	(195,396,920)

Temporary book/tax differences	(93,969)

Capital loss carryforward	(328,949,469)

Shares of beneficial interest	2,050,214,228

Total net assets	$1,529,610,933

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to amortization and accretion on debt securities and defaulted bonds.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of August 31, 2022, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$56,494,220	$272,455,249	$328,949,469

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

42	Invesco Short Duration High Yield Municipal Fund

NOTE 10–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2022 was $625,928,668 and $361,976,880, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$13,631,874

Aggregate unrealized (depreciation) of investments	(209,028,794)

Net unrealized appreciation (depreciation) of investments	$(195,396,920)

Cost of investments for tax purposes is $1,719,777,892.

NOTE 11–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of defaulted bonds, on August 31, 2022, undistributed net investment income was increased by $14,292,074, undistributed net realized gain (loss) was decreased by $14,808,298 and shares of beneficial interest was increased by $516,224. This reclassification had no effect on the net assets of the Fund.

NOTE 12–Share Information

	Summary of Share Activity

	Year ended		Year ended
	August 31, 2022(a)		August 31, 2021
	Shares	Amount	Shares	Amount

Sold:
Class A	34,556,377	$346,153,124	15,833,728	$166,787,240

Class C	2,533,501	25,306,548	1,030,732	10,814,479

Class Y	45,685,270	456,750,375	14,639,685	153,617,564

Class R5	6,348	67,589	1,350,277	14,075,617

Class R6	3,178,747	31,754,461	1,102,156	11,643,571

Issued as reinvestment of dividends:
Class A	1,993,380	20,154,927	1,757,993	18,413,268

Class C	162,500	1,645,038	203,523	2,119,206

Class Y	962,662	9,693,037	668,942	7,009,845

Class R5	942	9,529	2,950	30,962

Class R6	66,516	668,645	37,626	395,197

Automatic conversion of Class C shares to Class A shares:
Class A	898,628	9,081,040	6,389,137	66,370,975

Class C	(899,832)	(9,081,040)	(6,396,058)	(66,370,975)

Reacquired:
Class A	(29,478,381)	(294,334,319)	(17,745,888)	(185,228,934)

Class C	(2,486,886)	(24,752,976)	(2,592,873)	(26,886,335)

Class Y	(28,989,895)	(285,700,769)	(8,563,182)	(89,296,032)

Class R5	(336,298)	(3,490,637)	(4,919)	(51,610)

Class R6	(1,903,335)	(18,778,147)	(496,859)	(5,194,850)

Net increase in share activity	25,950,244	$265,146,425	7,216,970	$78,249,188

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 57% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

43	Invesco Short Duration High Yield Municipal Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Short Duration High Yield Municipal Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Short Duration High Yield Municipal Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the “Fund”) as of August 31, 2022, the related statement of operations for the year ended August 31, 2022, the statement of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2022 and the financial highlights for each of the five years in the period ended August 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

October 21, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

44	Invesco Short Duration High Yield Municipal Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2022 through August 31, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/22)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$942.10	$4.06	$1,021.02	$4.23	0.83%
Class C	1,000.00	937.40	7.72	1,017.24	8.03	1.58
Class Y	1,000.00	942.40	2.84	1,022.28	2.96	0.58
Class R5	1,000.00	942.40	2.99	1,022.13	3.11	0.61
Class R6	1,000.00	942.70	2.55	1,022.58	2.65	0.52

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2022 through August 31, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

45	Invesco Short Duration High Yield Municipal Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2022, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco American Franchise Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd.

(collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2022. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2022 and June 13, 2022, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to detailed follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2022.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the remote and hybrid working environment resulting from the novel coronavirus (“COVID-19”) pandemic and paved the way for a hybrid working framework in a normalized environment as employees return to the office. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the

Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2021 to the performance of funds in the Broadridge performance universe and against the Russell 1000® Growth Index (Index). The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one year period and the fourth quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board noted that stock selection in certain sectors and overweight exposure to China detracted from Fund performance. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could

46	Invesco Short Duration High Yield Municipal Fund

produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was reasonably comparable to the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board requested and received additional information regarding the Fund’s actual and contractual management fees in light of current asset levels, and noted that the Fund’s actual and contractual management fees are in the second and third quintiles, respectively, of its expense group. As previously noted, the independent Trustees reviewed and considered information provided in response to detailed follow-up requests for information submitted by the independent Trustees to management, including with respect to management’s philosophy regarding breakpoints in the Fund’s contractual management fee schedule. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer, and subsequently with representatives of management. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board requested and received additional information from Invesco Advisers regarding the levels of the Fund’s breakpoints in light of current assets. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E. Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

    The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco

47	Invesco Short Duration High Yield Municipal Fund

Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

48	Invesco Short Duration High Yield Municipal Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2022:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
Tax-Exempt Interest Dividends*	100.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

49	Invesco Short Duration High Yield Municipal Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			190	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Short Duration High Yield Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown - 1968 Trustee and Chair	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	190

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

Formerly: President and Director

Director of Grahamtastic Connection (non-profit)

Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	190	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	190	Insperity, Inc. (formerly known as Administaff) (human resources provider); Member of Regional Board of Directors and Board of Directors, First Financial Bancorp (regional bank)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			190	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	190	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis - 1950 Trustee	2003	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	190	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Short Duration High Yield Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			190	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury and Director, ON Semiconductor Corporation (semiconductor manufacturing)	190	None
Ann Barnett Stern[2] - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment, Inc. a private philanthropic institution (private philanthropic institution) Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP and Andrews & Kurth LLP	190	Trustee and Board Vice Chair of Holdsworth Center (non-profit); Trustee and Chair of Nomination/Governance Committee, Good Reason Houston, (non-profit); Trustee and Investment Committee member of University of Texas Law School Foundation (non-profit); Board Member of Greater Houston Partnership (non-profit); Advisory Board member, Baker Institute for Public Policy at Rice University (non-profit) Formerly: Director and Audit Committee Member of Federal Reserve Bank of Dallas
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	190	None
Daniel S. Vandivort - 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management, 1994-2007; Trustee and Chair, Weiss Peck and Greer Funds Board, 2004-2005; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management, 1984-1994.	190	Formerly: Trustee and Governance Chair, Oppenheimer Funds, 2014-2019; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America, 2016-2019

[2]	Effective September 14, 2022, Ms. Ann Barnett Stern resigned as a Trustee of the Trust.

T-3	Invesco Short Duration High Yield Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	2003

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Senior Vice President, Invesco Group Services, Inc.; Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Short Duration High Yield Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes- 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Short Duration High Yield Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. - 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds; and Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets)

Formerly, Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; Associate, Gaston Snow & Ely Bartlett

			N/A	N/A
			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco Short Duration High Yield Municipal Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-09913 and 333-36074	Invesco Distributors, Inc.	SDHYM-AR-1

Annual Report to Shareholders	August 31, 2022

Invesco Short Term Municipal Fund

Class C shares of the Fund were automatically converted to Class A shares of the Fund on June 30, 2022.

Nasdaq:

A: ORSTX ∎ Y: ORSYX ∎ R6: STMUX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

6	Liquidity Risk Management Program

8	Schedule of Investments

26	Financial Statements

29	Financial Highlights

30	Notes to Financial Statements

35	Report of Independent Registered Public Accounting Firm

36	Fund Expenses

37	Approval of Investment Advisory and Sub-Advisory Contracts

39	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended August 31, 2022, Class A shares of Invesco Short Term Municipal Fund (the Fund), at net asset value (NAV), outperformed the S&P Municipal Bond Short Index.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/21 to 8/31/22, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-1.08%
Class Y Shares	-1.08
Class R6 Shares	-0.75
S&P Municipal Bond Short Index▼	-2.57

Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

Investment grade municipal bonds returned -8.63%, high yield municipal bonds returned -10.07% and taxable municipal bonds returned -15.62% during the fiscal year.1 These negative results reflect investors’ concerns about high inflation and the US Federal Reserve’s (the Fed) increasingly aggressive tightening monetary policy.

    With regard to the ongoing COVID-19 pandemic, the fiscal year began with strong economic momentum given over 74% of eligible Americans had received their first dose of a vaccine.

    Positive momentum continued into November 2021 with President Biden signing the long-debated $1 trillion bipartisan infrastructure plan into law. We believe the plan is beneficial to municipal credits, with $550 billion earmarked for improvements in transportation, broadband, and utilities, including projects to repair roads, bridges, passenger rail, public transit and water systems.

    However, during the fiscal year, the market reversed course and 2022 began with a shift in market valuations. This shift occurred following the Fed’s second meeting of the fourth quarter of 2021, where interest rates were left unchanged, but the decision was made to begin tapering the quantitative easing program. This news caused Treasuries to sell off and municipal bonds to follow, especially in the intermediate portion of the municipal yield curve.

    Investors remained hopeful for the new calendar year while anticipating a return to normalcy as COVID-19 cases declined and mask mandates were reduced or lifted. This allowed policymakers to turn their attention to the high inflation levels; however, on February 24, Russia began a full-scale invasion of Ukraine, which exacerbated inflationary pressures by driving up commodity prices. Against this backdrop, the remainder of the fiscal year was plagued by volatility and uncertainty.

    Municipal funds experienced record inflows of $101.7 billion in 2021, but flows quickly turned negative at the beginning of 2022,

perpetuating the Bloomberg Municipal Bond Index’s worst quarterly return in the last 40 years. Municipal bonds enjoyed a short respite in late May and early June with increased demand from crossover buyers like hedge funds, banks and insurance companies; however, the May Consumer Price Index (CPI) report quoted inflation rising to a 40-year high. This sent the 10-year Treasury yield to a new 52-week high of nearly 3.50%, pushing municipal mutual fund flows back into a negative trend. Net outflows from municipal funds totaled $90 billion from January to August 2022.2

    On March 16, 2022, the Fed raised the federal funds target rate 0.25% for the first time in more than three years in hopes of containing inflation.3 In April, the Fed announced its plan for a quantitative tightening campaign to rein in inflation without harming employment or the overall economy. The Fed raised the federal funds rate by 0.50% in May, 0.75% in June and 0.75% in July bringing the target rate to 2.50% as of the end of the fiscal year.3 Fed chairman Jerome Powell explained that the hikes were in response to the CPI releases. He also said future action would be data-dependent to bring inflation to the Fed’s average target of 2%. In June the Fed dot plot, a tool to help determine future borrowing costs, shows the target rate at 3.40% for year-end 2022, 3.80% for 2023 and back to 3.40% at year-end 2024.3 We believe the Fed’s end game is becoming clearer and appears to be fully priced into the Treasury market.

    New issuance for the fiscal year totaled $441 billion, down 13% from the previous year’s $504 billion.4 Issuers, with cash on their balance sheets, have been reluctant to issue at higher interest rates. While taxable issuance continued to account for a significant portion of new issuance, at 18% of the total, this figure is down 25% from the previous fiscal year as a result of higher interest rates.4

    We believe Puerto Rico made significant progress in its long-winded bankruptcy process as the commonwealth restructured $22 billion of debt in March 2022. The Financial

Oversight and Management Board for Puerto Rico reduced the territory’s outstanding general obligation bonds and other commonwealth-guaranteed debt down to $7 billion. Existing bondholders received a combination of new restructured general obligation bonds, a cash payment and a contingent value instrument. Puerto Rico’s weight in the Bloomberg High Yield Municipal Bond Index increased from 13% to 19% as the newly restructured bonds reentered the index.1

    Municipal credits have a long history of low defaults as many provide essential services to all Americans. This continues to be the case as evidenced by S&P ratings changes – upgrades exceeded downgrades by a ratio of 3:1 in April and May 2022.5 This positive dynamic, which we believe will continue, likely stems from benefits of the various federal stimulus measures, as well as higher revenues collected by state and local governments.

    We believe the valuable benefits of municipal bonds, including tax-exempt income, low correlations to other asset classes and low default rates, will prevail over current market volatility and economic uncertainty. We continue to rely on our experienced portfolio managers and credit analysts to weather the challenges while identifying marketplace opportunities to add long-term value for shareholders.

    During the fiscal year, underweight exposures to state and local general obligation bonds contributed to the Fund’s relative return. Underweight allocations to bonds rated AA† and greater also added to relative Fund performance. On a state level, underweight exposure to bonds domiciled in California and Texas contributed to relative Fund performance.

    Overweight allocations to the life care and utilities sector detracted from relative Fund performance over the fiscal year. An overweight exposure to BB-rated† bonds also detracted from relative Fund performance. On a state level, overweight exposure to bonds domiciled in New Jersey detracted from relative Fund performance.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed-income securities tends to fall. The risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed-income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of

2	Invesco Short Term Municipal Fund

monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

    Thank you for investing in Invesco Short Term Municipal Fund and for sharing our long-term investment horizon.

1	Source: Bloomberg LP

2	Source: Strategic Insight

3	Source: US Federal Reserve

4	Source: JP Morgan

5	Source: Standard & Poor’s

† A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. For more information on rating methodologies, please visit the following NRSRO websites: standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage; moodys.com and select “Rating Methodologies” under Research and Ratings on the homepage; and fitchratings.com and select “Ratings Definitions” on the homepage.

Portfolio manager(s):

Michael Magee

Tim O’Reilly

Mark Paris

Rebecca Setcavage

Julius Williams

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Short Term Municipal Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment — Oldest Share Class(es)

Fund and index data from 8/31/12

1 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Short Term Municipal Fund

Average Annual Total Returns
As of 8/31/22, including maximum applicable sales charges
Class A Shares
Inception (12/6/10)	1.85%
10 Years	1.51
5 Years	1.16
1 Year	-1.08

Class Y Shares
Inception (12/6/10)	2.10%
10 Years	1.76
5 Years	1.41
1 Year	-1.08

Class R6 Shares
10 Years	1.67%
5 Years	1.47
1 Year	-0.75

Effective May 24, 2019, Class A and Class Y shares of the Oppenheimer Short Term Municipal Fund, (the predecessor fund), were reorganized into Class A and Class Y shares, respectively, of the Invesco Oppenheimer Short Term Municipal Fund. The Fund was subsequently renamed the Invesco Short Term Municipal Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A and Class Y shares are those for Class A and Class Y shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R6 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A, Class Y and Class R6 shares do not have a front-end sales charge or a contingent deferred sales charge (CDSC); therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Short Term Municipal Fund

Supplemental Information

Invesco Short Term Municipal Fund’s investment objective is to seek tax-free income.

∎	Unless otherwise stated, information presented in this report is as of August 31, 2022, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P Municipal Bond Short Index tracks fixed-rate tax-free bonds and bonds subject to the alternative minimum tax (AMT) that have maturities between six months and four years.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements, including the terms of the Fund’s credit facility, the financial health of the institution providing the credit facility and the fact that the credit facility is shared among multiple funds. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 21-23, 2022, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2021, through December 31, 2021 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus pandemic on the Fund and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:
∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Short Term Municipal Fund

Fund Information

Portfolio Composition

By credit sector	% of total investments

Revenue Bonds	45.67%

Other	35.43

General Obligation Bonds	10.59

Pre-Refunded Bonds	8.31

Top Five Debt Holdings

		% of total net assets

1.	Pennsylvania (Commonwealth of) Higher Educational Facilities Authority (Thomas Jefferson University), Series 2015 B, VRD RB	2.24%

2.	Ohio (State of) Turnpike & Infrastructure Commission, Series 2013 A1, RB	1.80

3.	New York (City of), New York Industrial Development Agency (123 Washington LLC), Series 2007, VRD RB	1.59

4.	Tender Option Bond Trust Receipts/Certificates, Series 2016-XF1059, VRD Ctfs.	1.58

5.	Mizuho Floater/Residual Trust, Series 2020- MIZ9027, VRD Revenue Ctfs.	1.56

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of August 31, 2022.

7	Invesco Short Term Municipal Fund

Schedule of Investments

August 31, 2022

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Municipal Obligations–95.19%
Alabama–1.65%
Baldwin (County of), AL Public Building Authority (DHR); Series 2007 A, Revenue Wts. (INS - SGI)(a)	4.38%	06/01/2028	$10	$10,014

Black Belt Energy Gas District (The); Series 2022 D-1, Ref. RB(b)	4.00%	06/01/2027	8,500	8,630,735

Black Belt Energy Gas District (The) (No. 4); Series 2019 A-1, RB(b)	4.00%	12/01/2025	12,000	12,126,012

Black Belt Energy Gas District (The) (No. 5); Series 2020 A-1, RB(b)	4.00%	10/01/2026	5,000	5,036,850

Daleville (City of), AL Board of Education; Series 2013, Ref. Revenue Wts.	2.80%	10/01/2022	185	185,055

Florence (City of), AL; Series 2012, Ref. GO Wts.	5.00%	09/01/2022	770	770,000

Lee (County of), AL Public Building Authority (DHR Building); Series 2006, Revenue Wts. (INS - SGI)(a)	4.25%	09/01/2022	10	10,000

Mobile (City of), AL Downtown Redevelopment Authority (Austal USA, LLC); Series 2011 A, VRD RB (LOC - Bank Of America N.A.)(c)(d)(e)	1.52%	05/01/2041	15,940	15,940,000

				42,708,666

Alaska–1.15%
Alaska (State of) Municipal Bond Bank Authority; Series 2015-1, Ref. RB	5.00%	10/01/2026	1,065	1,114,267

Anchorage (City of), AK; Series 2022, GO Notes	1.50%	12/15/2022	28,680	28,614,756

				29,729,023

Arizona–0.54%
Arizona (State of) Game & Fish Department & Commission; Series 2006, RB	5.00%	07/01/2032	105	105,219

Arizona State University;
Series 2013 A, Ref. COP	5.00%	09/01/2024	1,250	1,279,883

Series 2014, RB	5.00%	08/01/2029	1,000	1,041,973

Glendale Union High School District No. 205; Series 2013 C, GO Bonds (INS - BAM)(a)	5.00%	07/01/2024	1,895	1,936,178

Maricopa (County of), AZ Industrial Development Authority (Banner Health Obligated Group); Series 2017 B, RB(b)	5.00%	10/18/2022	3,485	3,496,079

Maricopa County School District No. 7; Series 2009 B, GO Bonds (INS - AGM)(a)	4.50%	07/01/2024	15	15,033

Pima (County of), AZ Industrial Development Authority (Excalibur Charter School (The)); Series 2016, Ref. RB(c)	5.00%	09/01/2026	105	105,726

Pima (County of), AZ Industrial Development Authority (Paideia Academies (The)); Series 2019, RB	4.13%	07/01/2029	210	200,637

Salt Verde Financial Corp.; Series 2007, RB	5.25%	12/01/2025	4,000	4,215,505

Sun Devil Energy Center LLC (Arizona State University); Series 2008, Ref. RB	5.00%	07/01/2030	155	158,134

University of Arizona Board of Regents (Arizona Biomedical Research Collaborative Building); Series 2006, COP (INS - AMBAC)(a)	4.38%	06/01/2024	10	10,023

Westpark Community Facility District; Series 2016, Ref. GO Bonds	4.00%	07/15/2025	990	995,683

Yavapai (County of), AZ Industrial Development Authority; Series 2015 A, Ref. RB(c)	3.90%	09/01/2024	365	363,337

				13,923,410

California–4.20%
Alameda (County of), CA Joint Powers Authority (Multiple Capital); Series 2013 A, RB	5.00%	12/01/2030	1,395	1,439,227

Alhambra (City of), CA (Police Facilities Assessment District No. 91-1); Series 1992, COP (INS - AMBAC)(a)	6.75%	09/01/2023	2,000	2,033,728

Anaheim (City of), CA Public Financing Authority; Series 1997 A, RB (INS - AGM)(a)	6.00%	09/01/2024	2,430	2,509,900

Barstow (City of), CA Redevelopment Agency Successor Agency (Project Area No. 1); Series 2004, RB (INS - AGM)(a)	4.70%	09/01/2022	20	20,000

Beaumont (City of), CA Financing Authority (Improvement Area No. 17A);
Series 2013 B, RB(f)	5.00%	09/01/2022	450	450,000

Series 2013 B, RB(f)	5.00%	09/01/2023	475	487,334

California (State of);
Series 2012, GO Bonds (INS - AGM)(a)	4.00%	09/01/2037	1,000	1,000,404

Series 2012, Ref. GO Bonds	5.00%	09/01/2025	820	821,944

Series 2013, Ref. GO Bonds	5.00%	10/01/2026	295	299,826

Series 2016, Ref. GO Bonds	5.00%	09/01/2032	5,000	5,461,494

Series 2018, Ref. GO Bonds	5.00%	10/01/2029	400	406,357

Series 2020, GO Bonds	5.00%	11/01/2029	65	75,470

California (State of) Department of Water Resources (Central Valley); Series 2014 AT, RB (SIFMA Municipal Swap Index + 0.37%)(b)(g)	1.87%	12/01/2022	12,965	12,966,425

California (State of) Health Facilities Financing Authority (City of Hope); Series 2012 A, RB	5.00%	11/15/2024	100	100,419

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

California–(continued)
California (State of) Health Facilities Financing Authority (Memorial Health Services); Series 2012 A, RB	5.00%	10/01/2023	$100	$100,213

California (State of) Health Facilities Financing Authority (St. Joseph Health System); Series 2013 A, RB	5.00%	07/01/2024	405	413,531

California (State of) Pollution Control Finance Authority; Series 2010 B, Ref. VRD RB(c)(d)	1.88%	08/01/2024	7,500	7,490,090

California (State of) Public Finance Authority (Enso Village) (Green Bonds); Series 2021 B-3, RB(c)	2.13%	11/15/2027	6,000	5,559,029

California (State of) Public Works Board (California Community Colleges); Series 2005 E, RB (INS - NATL)(a)	4.50%	10/01/2026	170	170,278

California (State of) Statewide Communities Development Authority (Bakersfield Consolidated Reassessment District No. 12-1); Series 2012, RB	5.00%	09/02/2022	165	165,000

Glendale (City of), CA; Series 2013, RB	5.00%	02/01/2027	125	127,872

Howell Mountain Elementary School District (Election of 2005); Series 2007, GO Bonds (INS - AGM)(a)(h)	0.00%	08/01/2027	870	727,313

Imperial Irrigation District;
Series 2012 A, Ref. RB	5.00%	11/01/2024	325	326,431

Series 2012 A, Ref. RB	5.00%	11/01/2027	225	225,980

Irvine Ranch Water District; Series 2009 B, VRD RB (LOC - Bank Of America N.A.)(d)(e)	0.01%	10/01/2041	6,260	6,260,000

Lodi (City of), CA; Series 2004 A, COP (INS - NATL)(a)	4.75%	10/01/2024	10	10,019

Long Beach Unified School District;
Series 2012, Ref. GO Bonds	5.00%	08/01/2025	675	676,423

Series 2012, Ref. GO Bonds	5.00%	08/01/2028	775	776,608

Series 2012, Ref. GO Bonds	5.00%	08/01/2029	100	100,207

Los Angeles (City of), CA Department of Water & Power;
Series 2013 A, RB	5.00%	07/01/2024	805	812,163

Series 2013 A, RB	5.00%	07/01/2030	400	403,474

Series 2013 B, RB	5.00%	07/01/2029	10,260	10,485,416

Series 2013 B, RB	5.00%	07/01/2029	455	465,148

Los Angeles (County of), CA Metropolitan Transportation Authority (Prop C);
Series 2013 B, RB	5.00%	07/01/2030	725	741,231

Series 2013 B, RB	5.00%	07/01/2036	7,650	7,805,333

Series 2014 A, Ref. RB	5.00%	07/01/2029	500	511,194

Los Angeles Unified School District (Headquarters Building);
Series 2012 B, Ref. COP(b)(f)	5.00%	10/03/2022	245	245,327

Series 2012 B, Ref. COP(b)(f)	5.00%	10/03/2022	1,000	1,001,655

Mizuho Floater/Residual Trust; Series 2020, VRD RB (LOC - Mizuho Capital Markets LLC)(c)(d)(e)	1.75%	12/01/2036	20,936	20,936,000

Modesto (City of), CA (Golf Course); Series 1993 B, COP (INS - NATL)(a)	5.00%	11/01/2023	10	9,987

Pasadena (City of), CA; Series 2013 A, Ref. RB	5.00%	06/01/2030	320	326,018

Rowland Unified School District; Series 2013, Ref. GO Bonds	5.00%	08/01/2026	220	225,196

Sacramento (County of), CA; Series 2003 B, RB (INS - NATL)(a)	5.73%	08/15/2023	337	342,437

San Bernardino (County of), CA (Captial Facilities); Series 1992 B, COP(f)	6.88%	08/01/2024	880	935,904

San Francisco (City & County of), CA; Series 2015 R-1, Ref. GO Bonds	5.00%	06/15/2025	370	377,624

San Francisco (City & County of), CA (Multiple Capital Imporovement); Series 2012 A, COP	5.00%	04/01/2031	250	250,471

San Mateo (County of), CA Joint Powers Financing Authority (Capital); Series 2013 A, Ref. RB	5.25%	07/15/2027	100	102,378

Tender Option Bond Trust Receipts/Certificates; Series 2021, VRD RB(c)(d)	1.56%	06/15/2055	6,532	6,532,500

University of California;
Series 2013 AF, RB(f)	5.00%	05/15/2024	135	137,576

Series 2013 AL-1, VRD RB(d)	0.01%	05/15/2048	3,550	3,550,000

Vernon (City of), CA; Series 2021 A, RB	4.00%	10/01/2022	1,000	1,000,755

Westlands Water District; Series 2012 A, Ref. RB(f)	5.00%	09/01/2022	250	250,000

				108,649,309

Colorado–2.57%
Adams & Arapahoe Joint School District No. 28J Aurora;
Series 2012, Ref. GO Bonds	5.00%	12/01/2024	315	316,809

Series 2012, Ref. GO Bonds	5.00%	12/01/2025	300	301,700

Series 2012, Ref. GO Bonds	5.00%	12/01/2027	100	100,564

Colorado (State of) Health Facilities Authority (Aberdeen Ridge); Series 2021 B, RB	2.13%	05/15/2028	1,000	940,848

Colorado (State of) Health Facilities Authority (Intermountain Healthcare); Series 2022 E, VRD RB(d)	0.80%	05/15/2062	20,000	20,000,000

Colorado (State of) Health Facilities Authority (National Jewish Health); Series 2005, VRD RB (LOC - UMB Bank, N.A.)(d)(e)	1.52%	01/01/2035	7,900	7,900,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Colorado–(continued)
Colorado (State of) Regional Transportation District (Fastracks); Series 2012 A, RB(b)(f)	5.00%	11/01/2022	$5,400	$5,424,414

Colorado Springs (City of), CO; Series 2012 C-1, RB	4.00%	11/15/2028	1,250	1,253,793

Denver (City & County of), CO; Series 2012 B, RB	5.00%	11/15/2025	2,815	2,830,791

Public Authority for Colorado Energy; Series 2008, RB	6.13%	11/15/2023	845	862,954

Pueblo (County of), CO; Series 2005, Ref. COP	4.50%	12/01/2024	5	5,005

Rib Floater Trust Various States; Series 2022-004, VRD RB (LOC - Barclays Bank PLC)(c)(d)(e)	1.65%	02/01/2046	15,500	15,500,000

Telluride (Town of), CO; Series 2010, Ref. RB (INS - AGM)(a)	5.00%	12/01/2036	200	200,384

University of Colorado Hospital Authority;
Series 2012 A, RB	5.00%	11/15/2027	5,915	5,940,721

Series 2012 A, RB	5.00%	11/15/2036	2,470	2,479,118

Vauxmont Metropolitan District;
Series 2019, Ref. GO Bonds (INS - AGM)(a)	5.00%	12/15/2022	200	201,337

Series 2019, Ref. GO Bonds (INS - AGM)(a)	5.00%	12/15/2023	120	123,514

Series 2019, Ref. GO Bonds (INS - AGM)(a)	5.00%	12/15/2024	130	136,586

Series 2019, Ref. GO Bonds (INS - AGM)(a)	5.00%	12/15/2025	125	134,155

Series 2019, Ref. GO Bonds (INS - AGM)(a)	5.00%	12/15/2026	140	151,476

Series 2020, Ref. GO Bonds (INS - AGM)(a)	5.00%	12/01/2022	330	331,953

Series 2020, Ref. GO Bonds (INS - AGM)(a)	5.00%	12/01/2023	385	396,052

Series 2020, Ref. GO Bonds (INS - AGM)(a)	5.00%	12/01/2024	400	420,099

Series 2020, Ref. GO Bonds (INS - AGM)(a)	5.00%	12/01/2025	355	380,331

				66,332,604

Connecticut–0.78%
Connecticut (State of);
Series 2013 A, RB	5.00%	10/01/2024	275	282,643

Series 2013 A, RB	5.00%	10/01/2027	150	154,327

Series 2013 B, GO Bonds	5.00%	03/01/2027	5,200	5,263,040

Series 2016 A, RB	5.00%	09/01/2030	1,865	2,024,342

Series 2018 C, GO Bonds	4.00%	06/15/2024	10,000	10,262,427

Connecticut (State of) Health & Educational Facilities Authority (New Haven Hospital);
Series 2013 N, RB	5.00%	07/01/2027	225	229,531

Series 2013 N, RB	5.00%	07/01/2030	1,830	1,864,574

Willington (Town of), CT; Series 2006, GO Bonds (INS - AGM)(a)	4.00%	12/01/2023	5	5,008

				20,085,892

District of Columbia–0.39%
District of Columbia;
Series 2012, RB	5.00%	12/01/2024	280	281,748

Series 2012, RB	5.00%	12/01/2026	100	100,624

Series 2013 A, GO Bonds	5.00%	06/01/2027	250	254,870

Series 2013 A, GO Bonds	5.00%	06/01/2030	100	101,821

Series 2017 A, Ref. GO Bonds	5.00%	06/01/2032	1,000	1,099,492

District of Columbia (KIPP Charter School); Series 2013, RB(f)	5.00%	07/01/2023	165	168,227

District of Columbia Water & Sewer Authority;
Series 1998, RB (INS - AGM)(a)	5.50%	10/01/2023	2,065	2,103,941

Series 2012 A, RB	5.00%	10/01/2024	2,175	2,181,303

Series 2012 A, RB	5.00%	10/01/2029	2,005	2,010,546

Metropolitan Washington Airports Authority; Series 2012 A, RB(b)(f)(i)	5.00%	10/01/2022	1,700	1,703,583

				10,006,155

Florida–7.26%
Belle Isle (City of), FL (Cornerstone Charter Academy and Cornerstone Charter High School); Series 2012, RB	5.50%	10/01/2022	25	25,045

Broward (County of), FL;
Series 2012 B, Ref. RB	5.00%	10/01/2023	1,000	1,002,121

Series 2012 B, Ref. RB	5.00%	10/01/2024	6,810	6,824,521

Series 2012 B, Ref. RB	5.00%	10/01/2025	6,325	6,338,435

Series 2012 Q-1, RB	5.00%	10/01/2024	1,850	1,854,131

Broward (County of), FL (Parks & Land Preservation); Series 2012, Ref. GO Bonds	5.00%	01/01/2024	1,500	1,504,983

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Florida–(continued)
Broward (County of), FL School Board; Series 2022, RN	4.00%	06/30/2023	$10,000	$10,140,797

Capital Trust Agency, Inc. (Gardens Apartements); Series 2015 A, RB	3.50%	07/01/2025	650	589,965

Florida (State of) Department of Transportation; Series 2013 A, Ref. RB	5.00%	07/01/2024	105	107,238

Florida (State of) Mid-Bay Bridge Authority; Series 1991 A, RB(f)	6.88%	10/01/2022	1,635	1,640,670

Florida Development Finance Corp.; Series 2021, RB(b)(i)	2.90%	04/04/2023	4,000	3,979,661

Florida Development Finance Corp. (Mayflower Retirement Community); Series 2021, RB(c)	1.75%	06/01/2026	1,020	940,845

Florida Housing Finance Corp.; Series 2015 A, RB (CEP - GNMA)	3.65%	07/01/2041	1,155	1,147,879

Gainesville (City of), FL;
Series 2012 B, Ref. VRD RB(d)	0.80%	10/01/2042	19,890	19,890,000

Series 2014 B, Ref. RB	5.00%	10/01/2029	1,000	1,045,847

Jacksonville (City of), FL (Better Jacksonville);
Series 2012, Ref. RB(b)(f)	5.00%	10/01/2022	3,000	3,006,570

Series 2012, Ref. RB(b)(f)	5.00%	10/01/2022	150	150,328

JEA (St. Johns River Power Park System);
Series 2012 6, RB	4.00%	10/01/2032	100	100,075

Series 2012, RB	5.00%	10/01/2022	2,000	2,004,511

JEA Electric System;
Series 2008 3-A, VRD RB(d)	1.49%	10/01/2036	10,720	10,720,000

Series 2008 C-2, VRD RB(d)	1.50%	10/01/2034	20,425	20,425,000

JEA Water & Sewer System; Series 2008 A-2, VRD RB(d)	1.52%	10/01/2038	10,500	10,500,000

Lee (County of), FL; Series 2010 A, Ref. RB (INS - AGM)(a)(i)	5.00%	10/01/2022	475	476,071

Miami (City of) & Dade (County of), FL School Board;
Series 2014 A, GO Bonds	5.00%	03/15/2026	2,020	2,093,905

Series 2014 A, GO Bonds	5.00%	03/15/2029	2,920	3,014,325

Miami-Dade (County of), FL;
Series 2008 B, Ref. RB (INS - AGM)(a)	5.25%	10/01/2022	3,300	3,308,101

Series 2012 B, Ref. RB	5.00%	10/01/2024	1,285	1,287,869

Miami-Dade (County of), FL Expressway Authority; Series 2014 B, Ref. RB (INS - BAM)(a)	5.00%	07/01/2026	8,180	8,522,636

Miami-Dade (County of), FL Housing Finance Authority (Palm Lakes); Series 2012, RB (LOC - Fannie Mae)(e)	4.05%	01/15/2028	8,500	8,541,896

Miami-Dade (County of), FL Industrial Development Authority (Florida Power & Light); Series 2021, Ref. VRD RB(d)	1.00%	05/01/2046	10,000	10,000,000

North Sumter (County of), FL Utility Dependent District;
Series 2020, Ref. RB	5.00%	10/01/2022	3,125	3,131,406

Series 2020, Ref. RB	5.00%	10/01/2024	3,450	3,615,316

Orlando (City of), FL Utilities Commission; Series 2015 B, Ref. VRD RB(d)	1.48%	10/01/2039	31,450	31,450,000

Pasco County School Board; Series 2013, RB	5.00%	10/01/2022	200	200,451

Polk (County of), FL;
Series 2012, Ref. RB	5.00%	10/01/2024	125	125,252

Series 2012, Ref. RB	5.00%	10/01/2025	165	165,333

Pompano Beach (City of), FL (John Knox Village);
Series 2021 B-1, RB	2.00%	01/01/2029	1,545	1,342,793

Series 2021 B-2, RB	1.45%	01/01/2027	1,340	1,195,939

Port St. Lucie (City of), FL; Series 2005 A, RB (INS - NATL)(a)	4.38%	07/01/2023	5	5,008

Sarasota (County of), FL Public Hospital District (Sarasota Memorial Hospital); Series 1998 B, Ref. RB (INS - NATL)(a)	5.25%	07/01/2024	250	258,354

St. Johns (County of), FL Industrial Development Authority (Vicar’s Landing);
Series 2021, Ref. RB	4.00%	12/15/2022	110	109,936

Series 2021, Ref. RB	4.00%	12/15/2023	120	119,518

Sunrise Lakes Phase 4 Recreation District;
Series 2008, Ref. GO Bonds (INS - AGC)(a)	4.00%	08/01/2023	5	5,007

Series 2008, Ref. GO Bonds (INS - AGC)(a)	4.13%	08/01/2024	20	20,028

Tampa (City of), FL; Series 2012 A, Ref. RB	5.00%	09/01/2026	1,540	1,540,000

Volusia (County of), FL School Board; Series 2014 B, Ref. COP	5.00%	08/01/2031	3,115	3,232,738

				187,700,504

Georgia–4.01%
Atlanta (City of) & Fulton (County of), GA Recreation Authority; Series 2007 A, RB (INS - NATL)(a)	4.13%	12/01/2022	5	5,007

Atlanta (City of), GA; Series 2014 A, Ref. RB	5.00%	01/01/2032	5,000	5,145,755

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Georgia–(continued)
Atlanta (City of), GA Urban Residential Finance Authority (Hollywood Shawnee Apartments); Series 2021 B, RB(b)(c)	1.35%	01/01/2023	$2,600	$2,587,237

Burke (County of), GA Development Authority (Georgia Power Co. Plant Vogtle);
Series 2012, Ref. RB(b)	2.88%	08/19/2025	5,000	4,959,019

Series 2013, Ref. RB(b)	2.93%	03/12/2024	7,000	6,939,048

Cedartown Polk (County of), GA Hospital Authority (Polk Medical Center); Series 2016, RB(b)(f)	5.00%	07/01/2026	455	492,604

College Park (City of), GA (Atlanta International Airport); Series 2006 B, RB (INS - NATL)(a)	4.38%	01/01/2026	35	35,043

Dalton (City of), GA Downtown Development Authority; Series 1996, Revenue Ctfs. (INS - NATL)(a)	5.50%	08/15/2026	2,145	2,258,626

DeKalb (County of), GA; Series 2013, Ref. RB	5.00%	10/01/2030	100	102,759

Fulton (County of), GA; Series 2013, Ref. RB	5.00%	01/01/2027	1,605	1,618,530

Georgia (State of); Series 2013 D, GO Bonds	5.00%	02/01/2025	100	101,094

Georgia Municipal Association, Inc.; Series 1998, COP (INS - AGM)(a)	5.00%	12/01/2023	45	45,103

Housing Authority of Clayton County Facilities Holding Co. LLC (The) (Riverwood Townhouses); Series 2021 B, RB(b)(c)	1.40%	04/01/2023	2,000	1,980,841

Houston (County of), GA Hospital Authority (Houston Hospitals, Inc.); Series 2016 A, Ref. RB(b)(f)	5.00%	04/01/2024	1,655	1,712,243

Macon-Bibb (County of), GA Housing Authority (Green Meadows Apartments); Series 2021 B, RB(b)	1.63%	10/01/2022	2,000	1,993,435

Macon-Bibb (County of), GA Housing Authority (Sandy Springs Apartments); Series 2021, RB(b)	1.40%	11/01/2022	1,250	1,247,088

Main Street Natural Gas, Inc.;
Series 2018 A, RB(b)	4.00%	09/01/2023	36,595	37,116,804

Series 2018 B, RB (67% of 1 mo. USD LIBOR + 0.75%)(b)(g)	2.47%	09/01/2023	1,000	993,637

Subseries 2018 C, RB(b)	4.00%	12/01/2023	3,970	4,036,460

Subseries 2018 D, RB (1 mo. USD LIBOR + 0.83%)(b)(g)	2.55%	12/01/2023	30,000	29,782,992

Milledgeville (City of) & Baldwin (County of), GA Development Authority; Series 2003 A, RB (INS - AGC)(a)	4.50%	09/01/2025	30	30,039

Savannah (City of), GA Hospital Authority; Series 2013 A, RB	5.50%	07/01/2027	500	510,321

				103,693,685

Hawaii–0.03%
Hawaii (State of) Department of Budget & Finance (Hawaii Pacific Health Obligated Group); Series 2013 B, Ref. RB	5.00%	07/01/2030	100	101,823

University of Hawaii; Series 2020 D, Ref. RB	5.00%	10/01/2022	700	701,579

				803,402

Illinois–7.63%
Bellwood (Village of), IL; Series 2016 A, Ref. GO Bonds (INS - AGM)(a)	5.00%	12/01/2026	210	229,707

Centerpoint Intermodal Center Program Trust; Series 2004 A, Revenue Ctfs.(b)(c)	4.00%	12/15/2022	1,235	1,233,789

Chicago (City of), IL;
Series 1999, GO Bonds (INS - NATL)(a)(h)	0.00%	01/01/2024	6,110	5,824,759

Series 2008, Ref. RB (INS - AGM)(a)	5.00%	11/01/2025	905	913,348

Series 2008, Ref. RB (INS - AGM)(a)	5.25%	11/01/2033	3,905	3,940,901

Series 2012 A, Ref. RB (INS - AGM)(a)	5.00%	11/01/2025	235	236,843

Chicago (City of), IL (O’Hare International Airport);
Series 2012 B, Ref. RB(i)	5.00%	01/01/2024	9,045	9,067,668

Series 2013 B, Ref. RB	5.00%	01/01/2025	9,015	9,093,371

Series 2013 B, Ref. RB	5.00%	01/01/2027	1,000	1,007,963

Series 2013 B, Ref. RB	5.25%	01/01/2029	100	100,853

Series 2013 D, RB	5.25%	01/01/2028	275	277,393

Series 2013 D, RB	5.25%	01/01/2031	2,500	2,520,116

Chicago (City of), IL Board of Education;
Series 1999 A, GO Bonds (INS - BHAC)(a)(h)	0.00%	12/01/2022	800	794,561

Series 2005 A, Ref. GO Bonds (INS - AMBAC)(a)	5.50%	12/01/2023	200	206,335

Chicago (City of), IL Midway International Airport; Series 2014 B, Ref. RB	5.00%	01/01/2028	2,000	2,055,356

Chicago State University; Series 1998, RB (INS - NATL)(a)	5.50%	12/01/2023	905	924,670

Collinsville (City of), IL Area Recreation District;
Series 2004, GO Bonds (INS - NATL)(a)	4.40%	12/01/2022	300	300,334

Series 2004, GO Bonds (INS - NATL)(a)	4.50%	12/01/2023	630	631,474

Series 2004, GO Bonds (INS - NATL)(a)	4.60%	12/01/2025	350	350,595

Series 2004, GO Bonds (INS - NATL)(a)	4.65%	12/01/2026	450	450,753

Series 2007, Ref. GO Bonds (INS - AMBAC)(a)	4.00%	12/01/2027	65	64,911

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Illinois–(continued)
Cook (County of), IL;
Series 2012 C, Ref. GO Bonds(b)(f)	5.00%	11/15/2022	$10,470	$10,527,530

Series 2012 C, Ref. GO Bonds(b)(f)	5.00%	11/15/2022	3,840	3,861,100

Series 2012 C, Ref. GO Bonds(b)(f)	5.00%	11/15/2022	1,000	1,005,495

Series 2012 C, Ref. GO Bonds(b)(f)	5.00%	11/15/2022	4,475	4,499,589

Series 2012, RB(b)(f)	5.00%	11/15/2022	125	125,687

Series 2012, RB(b)(f)	5.00%	11/15/2022	200	201,099

Series 2012, RB(b)(f)	5.00%	11/15/2022	250	251,374

Series 2012, RB(b)(f)	5.00%	11/15/2022	125	125,687

Illinois (State of);
Series 2016, GO Bonds	5.00%	11/01/2025	2,000	2,096,357

Series 2017 D, GO Bonds	5.00%	11/01/2022	22,620	22,699,213

Series 2017 D, GO Bonds	5.00%	11/01/2025	10,960	11,488,034

Series 2018 A, GO Bonds	4.00%	05/01/2024	2,085	2,111,028

Series 2018 A, Ref. GO Bonds	5.00%	10/01/2022	3,500	3,506,081

Series 2020 A, GO Bonds	5.00%	11/01/2026	2,935	3,111,664

Illinois (State of) Finance Authority;
Series 2013 A, RB(f)	5.00%	07/01/2023	1,000	1,013,275

Series 2019 A, Ref. RB	4.00%	11/01/2023	405	403,843

Series 2019 A, Ref. RB	5.00%	11/01/2025	440	445,746

Series 2019 A, Ref. RB	5.00%	11/01/2026	460	466,176

Illinois (State of) Finance Authority (CITGO Petroleum Corp.); Series 2002, RB(i)	8.00%	06/01/2032	560	557,650

Illinois (State of) Finance Authority (Downers Grove Community High School); Series 2019, RB	4.00%	12/15/2022	525	527,651

Illinois (State of) Finance Authority (Northwestern Memorial Healthcare); Series 2017 B, RB(b)	5.00%	12/15/2022	7,870	7,924,944

Illinois (State of) Finance Authority (The University of Chicago);
Series 2014 A, Ref. RB	5.00%	10/01/2027	4,630	4,842,270

Series 2014 A, Ref. RB	5.00%	10/01/2028	4,000	4,177,600

Illinois (State of) Housing Development Authority; Series 2005, RB (INS - AGM)(a)	4.60%	09/01/2025	20	20,033

Illinois (State of) Regional Transportation Authority; Series 1997, Ref. RB (INS - NATL)(a)	6.00%	06/01/2023	495	508,023

Illinois (State of) Toll Highway Authority; Series 2013 A, RB	5.00%	01/01/2032	100	100,829

Lake (County of), IL; Series 2020, Ref. RB	4.00%	12/01/2022	900	903,555

Lake County Community College District No. 532; Series 2013 A, GO Bonds	4.00%	06/01/2023	500	500,660

Melrose Park (Village of), IL; Series 2011 A, Ref. GO Bonds (INS - AGM)(a)	5.00%	12/15/2022	1,700	1,703,379

Riverdale (Village of), IL; Series 2003 E, Ref. GO Bonds (INS - AGM)(a)	4.80%	01/01/2023	25	25,019

Rockford (City of), IL (Waterworks System Alternative Revenue Source); Series 2010, GO Bonds	3.75%	12/15/2025	280	280,483

Sales Tax Securitization Corp.; Series 2017 A, Ref. RB	5.00%	01/01/2024	10,200	10,504,799

Southwestern Illinois Development Authority (Memorial Group, Inc.); Series 2013, RB(f)	6.38%	11/01/2023	575	589,362

Tender Option Bond Trust Receipts/Certificates; Series 2018-XL0093, VRD Ctfs.(c)(d)	1.64%	01/01/2048	31,700	31,700,000

University of Illinois;
Series 2008 A, Ref. COP (INS - AGM)(a)	5.25%	10/01/2022	2,110	2,126,047

Series 2008 A, Ref. COP (INS - AGM)(a)	5.25%	10/01/2026	1,020	1,027,828

Series 2013 A, Ref. RB	5.00%	04/01/2027	1,525	1,541,009

University Park (Village of), IL; Series 2003, GO Bonds (INS - AMBAC)(a)	4.65%	12/01/2023	30	30,061

West Chicago Fire Protection District; Series 2008, GO Bonds (INS - NATL)(a)	4.75%	01/01/2029	15	15,025

Western Springs (Village of), IL; Series 2017, GO Bonds	3.00%	12/01/2022	110	110,136

Will County Community Unit School District No. 365; Series 2003, GO Bonds (INS - AGM)(a)(h)	0.00%	11/01/2023	19,955	19,380,015

Winnebago (County of), IL; Series 2013 A, Ref. GO Bonds	5.00%	12/30/2023	150	151,261

				197,412,317

Indiana–0.46%
Ball State University; Series 2013, RB	5.00%	07/01/2025	410	417,576

Gary (City of), IN & Chicago (City of), IL International Airport Authority (Gary/Chicago International Airport); Series 2014, RB(i)	5.50%	02/01/2025	560	560,674

Indiana (State of) Finance Authority; Series 2010 A, Ref. RB	5.00%	12/01/2022	190	191,286

Indiana (State of) Finance Authority (Beacon Health System Obligated Group); Series 2013 A, RB(b)(f)	5.00%	08/15/2023	2,000	2,047,524

Indiana (State of) Finance Authority (Fulcrum Centerpoint); Series 2021, RB(b)(i)	0.28%	11/15/2022	5,000	4,967,236

Indiana (State of) Finance Authority (United States Steel Corp.); Series 2021 A, Ref. RB	4.13%	12/01/2026	3,500	3,462,885

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Indiana–(continued)
Merrillville (Town of), IN (Belvedere Housing); Series 2016, RB	5.05%	04/01/2026	$395	$382,064

				12,029,245

Iowa–0.00%
Iowa City (City of), IA Community School District; Series 2015, RB	5.00%	06/01/2024	125	127,674

Kansas–0.11%
Johnson County Unified School District No. 231 Gardner - Edgerton; Series 2013 A, Ref. GO Bonds	5.00%	10/01/2025	100	102,902

Kansas (State of) Development Finance Authority; Series 2015 A, Ref. RB(b)(f)	5.00%	05/01/2023	255	259,455

Manhattan (City of), KS; Series 2022, RB	2.38%	12/01/2022	1,500	1,494,162

Seward County Unified School District No. 480 Liberal; Series 2014, GO Bonds	5.00%	09/01/2033	1,005	1,005,000

				2,861,519

Kentucky–2.71%
Jefferson County Capital Projects Corp.; Series 2007 A, Ref. RB (INS - AGM)(a)	4.38%	06/01/2028	25	25,034

Kentucky (Commonwealth of) Asset Liability Commission; Series 2013 A, RB	5.25%	09/01/2025	1,040	1,066,644

Kentucky (Commonwealth of) Property & Building Commission (No. 108); Series 2015 A, RB	5.00%	08/01/2031	8,290	8,757,150

Kentucky (Commonwealth of) Property & Building Commission (No. 119);
Series 2018, RB	5.00%	05/01/2027	4,750	5,198,839

Series 2018, RB	5.00%	05/01/2028	5,000	5,547,927

Kentucky (Commonwealth of) Public Energy Authority; Series 2019 A-2, RB (1 mo. USD LIBOR + 1.12%)(b)(g)	2.84%	06/01/2025	10,000	9,790,834

Kentucky Rural Water Finance Corp.; Series 2008, Ref. RB	4.13%	02/01/2023	5	5,006

Louisville (City of) & Jefferson (County of), KY Metropolitan Government (Louisville Gas and Electric Co.); Series 2007, Ref. VRD RB(d)	1.60%	06/01/2033	29,700	29,700,000

Louisville (City of) & Jefferson (County of), KY Metropolitan Government (Norton Healthcare, Inc.); Series 2013, VRD RB (LOC - PNC Bank N.A.)(d)(e)	1.56%	10/01/2043	10,000	10,000,000

				70,091,434

Louisiana–0.72%
Louisiana (State of); Series 2022 A, Ref. RB (SOFR + 0.50%)(b)(g)	2.10%	05/01/2026	3,175	3,058,818

Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Glen Retirement System);
Series 2019 A, RB	5.00%	01/01/2023	170	169,582

Series 2019 A, RB	5.00%	01/01/2024	175	173,196

Louisiana (State of) Stadium & Exposition District; Series 2020, RB	5.00%	07/03/2023	15,000	15,101,379

				18,502,975

Maine–0.06%
Maine (State of) Educational Loan Authority; Series 2012 A-1, RB (INS - AGC)(a)(i)	4.75%	12/01/2024	1,550	1,556,911

Maryland–0.55%
Maryland (State of) Health & Higher Educational Facilities Authority; Series 2013 A, RB	5.00%	08/15/2027	7,005	7,143,820

Maryland Economic Development Corp. (CNX Marine Terminal, Inc. - Port of Baltimore Facility); Series 2010, Ref. RB	5.75%	09/01/2025	7,030	7,047,795

				14,191,615

Massachusetts–1.76%
Cheshire (Town of), MA; Series 2009, GO Bonds (INS - AGM)(a)	4.75%	02/01/2024	25	25,061

Fall River (City of), MA; Series 2022, GO Notes	3.00%	02/03/2023	11,720	11,751,958

Massachusetts (Commonwealth of) (Green Bonds);
Series 2014 E, GO Bonds	5.00%	09/01/2024	680	681,435

Series 2014 E, GO Bonds	5.00%	09/01/2029	7,500	7,515,899

Series 2014 E, GO Bonds	5.00%	09/01/2030	1,300	1,302,773

Massachusetts (Commonwealth of) Clean Water Trust (The);
Subseries 2013-17A, RB	5.00%	02/01/2027	175	176,850

Subseries 2013-17A, RB	5.00%	02/01/2028	150	151,601

Massachusetts (Commonwealth of) Department of Transportation; Series 1993 A, RB(f)	5.13%	01/01/2023	535	540,026

Massachusetts (Commonwealth of) Development Finance Agency; Series 2007 C, RB (3 mo. USD LIBOR + 0.82%)(g)	2.77%	11/15/2032	2,875	2,829,476

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Massachusetts–(continued)
Massachusetts (Commonwealth of) Health & Educational Facilities Authority (Northeastern University); Series 2008 T-2, RB(b)(f)	5.00%	10/01/2022	$2,000	$2,004,396

Massachusetts (Commonwealth of) School Building Authority;
Series 2016 B, RB	5.00%	11/15/2031	5,165	5,646,198

Series 2016 B, RB	5.00%	11/15/2032	11,750	12,810,536

North Reading (Town of), MA; Series 2005, GO Bonds (INS - AMBAC)(a)	4.00%	09/15/2023	10	10,015

Waltham (City of), MA;
Series 2008, GO Bonds	4.00%	09/15/2024	25	25,032

Series 2008, GO Bonds	4.20%	09/15/2027	15	15,021

Worcester (City of), MA;
Series 2005 C, GO Bonds (INS - AMBAC)(a)	4.13%	09/15/2023	15	15,022

Series 2006, GO Bonds (INS - SGI)(a)	4.20%	11/01/2024	10	10,014

				45,511,313

Michigan–2.18%
Advanced Technology Academy; Series 2019, Ref. RB	3.50%	11/01/2024	385	378,295

Charyl Stockwell Academy; Series 2015, Ref. RB	4.88%	10/01/2023	60	59,764

Detroit (City of), MI; Series 2006, Ref. RB (3 mo. USD LIBOR + 0.60%) (INS - AGM)(a)(g)	2.09%	07/01/2032	7,825	7,692,245

Michigan (State of) Building Authority; Series 2013-1A, Ref. RB	5.00%	10/15/2024	150	154,400

Michigan (State of) Finance Authority (Beaumont-Spectrum Consolidated); Series 2022, Ref. RB	5.00%	10/15/2022	5,250	5,266,247

Michigan (State of) Finance Authority (Bronson Healthcare Group); Series 2019 B, RB(b)	3.50%	11/15/2022	2,500	2,503,577

Michigan (State of) Finance Authority (Detroit Water & Sewerage Department);
Series 2014 C-7, Ref. RB (INS - NATL)(a)	5.00%	07/01/2027	2,000	2,083,774

Series 2014 D-4, Ref. RB	5.00%	07/01/2029	2,000	2,085,235

Michigan (State of) Finance Authority (Sparrow Obligated Group); Series 2012, RB(b)(f)	5.00%	11/15/2022	1,000	1,005,495

Michigan (State of) Housing Development Authority; Series 2021 A, RB	0.55%	04/01/2025	2,750	2,585,015

Michigan (State of) Strategic Fund (Green Bonds); Series 2021, RB(b)(i)	4.00%	10/01/2026	10,120	10,007,185

Monroe County Economic Development Corp. (Detroit Edison Co.); Series 1992 AA, Ref. RB (INS - NATL)(a)	6.95%	09/01/2022	4,500	4,500,000

Muskegon Heights (City of), MI; Series 2006, Ref. RB (INS - NATL)(a)	4.00%	11/01/2026	185	185,469

Tender Option Bond Trust Receipts/Certificates; Series 2021, VRD RB(c)(d)	1.56%	10/15/2051	1,145	1,145,000

Wayne (County of), MI Airport Authority (Detroit Metropolitan Airport);
Series 2012 A, RB	5.00%	12/01/2024	2,135	2,149,664

Series 2012 A, RB	5.00%	12/01/2026	5,380	5,416,696

Series 2012 D, Ref. RB(i)	5.00%	12/01/2028	9,050	9,104,227

				56,322,288

Minnesota–1.09%
Duluth Independent School District No. 709; Series 2016 A, Ref. COP	5.00%	02/01/2023	2,415	2,440,073

Eden Prairie (City of), MN (Eden Glen Apartments); Series 2016 A, Ref. VRD RB (LOC - Bridgewater Bank)(d)(e)	1.63%	02/01/2031	1,965	1,965,000

Minneapolis & St. Paul (Cities of), MN Metropolitan Airports Commission; Series 2014 A, Ref. RB	5.00%	01/01/2030	315	324,020

Minneapolis (City of), MN (Riverton Community Housing); Series 2003, VRD RB (LOC - Bridgewater Bank)(d)(e)	1.59%	10/01/2033	4,680	4,680,000

Minnesota (State of);
Series 2012 B, Ref. RB	5.00%	03/01/2024	380	384,543

Series 2012 B, Ref. RB	4.00%	03/01/2026	4,700	4,710,124

Series 2012 B, Ref. RB	5.00%	03/01/2028	4,275	4,325,832

Series 2012 B, Ref. RB	5.00%	03/01/2029	2,000	2,023,781

Minnesota (State of) Governmental Agency Finance Group (Flexible Term Program); Series 2007 A-1, RB (INS - AGC)(a)	4.13%	03/01/2027	15	15,006

New Prague (City of), MN; Series 2009 A, GO Bonds	4.15%	02/01/2024	5	5,010

North Mankato (City of), MN; Series 2009 C, GO Bonds	4.00%	12/01/2024	10	10,013

Owatonna (City of), MN (Second Century); Series 2003 A, Ref. VRD RB (LOC - Bridgewater Bank)(d)(e)	1.61%	01/01/2030	1,380	1,380,000

St. Francis Independent School District No. 15;
Series 2018 A, GO Bonds	5.00%	02/01/2024	930	939,833

Series 2018 A, GO Bonds	5.00%	02/01/2027	380	384,309

St. Paul (City of), MN Housing & Redevelopment Authority (St. Paul City School); Series 2016 A, Ref. RB(b)(f)	4.50%	07/01/2026	385	400,458

St. Paul (City of), MN Port Authority (Sibley); Series 2004, Ref. VRD RB(d)	1.62%	02/01/2034	1,400	1,400,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Minnesota–(continued)
Washington (County of), MN; Series 2014 A, Ref. GO Bonds	5.00%	02/01/2025	$2,560	$2,585,939

Western Minnesota Municipal Power Agency; Series 2014 A, RB	5.00%	01/01/2023	265	267,116

				28,241,057

Mississippi–0.74%
Mississippi (State of) Development Bank;
Series 2013 B, RB (INS - BAM)(a)	5.00%	10/01/2023	530	537,929

Series 2013, RB (INS - AGM)(a)	5.25%	12/01/2022	800	805,022

Mississippi Business Finance Corp.; Series 2006, RB	4.55%	12/01/2028	25	24,757

Mississippi Business Finance Corp. (Chevron U.S.A., Inc.); Series 2007 E, VRD IDR(d)	0.80%	12/01/2030	17,760	17,760,000

				19,127,708

Missouri–0.38%
Arnold Retail Corridor Transportation Development District; Series 2019, Ref. RB	3.00%	11/01/2028	290	270,543

Jackson (County of), MO (Truman Sports Complex); Series 2014, Ref. RB	5.00%	12/01/2030	5,200	5,448,512

Kansas City (City of), MO Industrial Development Authority (Ward Parkway Center Community Improvement District); Series 2016 A, Ref. RB(c)	4.25%	04/01/2026	220	215,207

Missouri (State of) Health & Educational Facilities Authority (Webster University); Series 2017, Ref. RB	5.00%	04/01/2026	3,130	3,305,840

Missouri Western State University; Series 2012, Ref. RB	3.00%	10/01/2024	50	49,130

Springfield Public Building Corp.; Series 2000 A, RB (INS - AMBAC)(a)(h)	0.00%	06/01/2025	180	159,425

St. Louis (County of), MO Industrial Development Authority (Friendship Village of Sunset Hills); Series 2013 A, RB	5.00%	09/01/2023	305	306,066

St. Louis (County of), MO Industrial Development Authority (Friendship Village West County); Series 2017, Ref. RB	3.00%	09/01/2022	20	20,000

				9,774,723

Montana–1.56%
Mizuho Floater/Residual Trust; Series 2020-MIZ9027, VRD Revenue Ctfs. (LOC - Mizuho Capital Markets LLC)(c)(d)(e)	1.75%	01/01/2034	40,375	40,375,000

Ravalli County School District No. 7; Series 2006, GO Bonds (INS - AGM)(a)	4.00%	07/01/2023	10	10,014

				40,385,014

Nebraska–1.05%
Central Plains Energy; Series 2019, Ref. RB	4.00%	08/01/2024	1,000	1,018,391

Central Plains Energy Project; Series 2012, RB	5.00%	09/01/2042	6,000	6,000,000

Central Plains Energy Project (No. 3); Series 2012, RB(j)	5.25%	09/01/2037	5,000	5,000,000

Central Plains Energy Project (No. 4); Series 2018, RB(b)	5.00%	01/01/2024	13,500	13,813,161

Lincoln (City of), NE; Series 2012, Ref. RB(f)	5.00%	09/01/2022	1,250	1,250,000

				27,081,552

Nevada–0.43%
Clark (County of), NV Department of Aviation; Series 2008 D-2B, Ref. VRD RB (LOC - Barclays Bank PLC)(d)(e)	1.48%	07/01/2040	9,900	9,900,000

Clark (County of), NV Department of Aviation (Las Vegas-McCarran International Airport); Series 2012 B, Ref. RB	5.00%	07/01/2025	265	265,590

Nevada (State of);
Series 2012 C, Ref. GO Bonds	5.00%	08/01/2023	460	461,030

Series 2012 D, Ref. GO Bonds	5.00%	06/01/2023	225	225,508

Sparks (City of), NV (Tourism Improvement District No. 1); Series 2019 A, Ref. RB(c)	2.50%	06/15/2024	350	340,204

				11,192,332

New Hampshire–0.20%
New Hampshire (State of) Business Finance Authority; Series 2020 A-3, Ref. RB	2.10%	04/01/2024	5,000	5,000,000

New Hampshire (State of) Turnpike System; Series 2015 A, RB	5.00%	10/01/2022	200	200,451

				5,200,451

New Jersey–7.39%
Atlantic City (City of), NJ; Series 2017 A, Ref. GO Bonds (INS - BAM)(a)	5.00%	03/01/2027	250	273,966

Camden (County of), NJ Improvement Authority; Series 2013 A, Ref. RB	5.00%	12/01/2027	1,610	1,650,890

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

New Jersey–(continued)
Casino Reinvestment Development Authority, Inc.;
Series 2004, RB (INS - AMBAC)(a)	5.25%	01/01/2024	$1,500	$1,502,724

Series 2014, Ref. RB	5.00%	11/01/2023	3,515	3,585,036

New Jersey (State of);
Series 2020 A, GO Bonds	5.00%	06/01/2026	5,250	5,692,316

Series 2020 A, GO Bonds	5.00%	06/01/2027	12,750	14,063,770

New Jersey (State of) Building Authority;
Series 2016 A, Ref. RB (INS - BAM)(a)	5.00%	06/15/2025	1,500	1,588,504

Series 2016 A, Ref. RB(f)	5.00%	06/15/2025	1,000	1,067,555

New Jersey (State of) Economic Development Authority;
Series 2004 A, RB (INS - NATL)(a)	5.25%	07/01/2025	6,840	7,248,742

Series 2004 A, RB(f)	5.25%	07/01/2025	820	880,637

Series 2005 N-1, Ref. RB (INS - NATL)(a)	5.50%	09/01/2023	3,010	3,086,973

Series 2005 N-1, Ref. RB (INS - AMBAC)(a)	5.50%	09/01/2024	6,000	6,318,929

Series 2012 KK, RB	5.00%	03/01/2023	2,135	2,138,307

Series 2013 NN, Ref. RB	5.00%	03/01/2023	2,000	2,024,097

Series 2013 NN, Ref. RB	5.00%	03/01/2025	3,100	3,133,429

Series 2013 NN, Ref. RB	5.00%	03/01/2026	3,650	3,689,242

Series 2017 B, Ref. RB	5.00%	11/01/2023	1,500	1,537,685

New Jersey (State of) Economic Development Authority (Teaneck Community Charter School); Series 2017 A, Ref. RB(c)	3.50%	09/01/2022	10	10,000

New Jersey (State of) Educational Facilities Authority (Higher Education Facilities Trust Fund); Series 2014, RB	5.00%	06/15/2026	1,000	1,036,196

New Jersey (State of) Health Care Facilities Financing Authority (Greystone Park Psychiatric Hospital); Series 2013, Ref. RB	5.00%	09/15/2023	400	409,532

New Jersey (State of) Transportation Trust Fund Authority;
Series 2005 B, RB (INS - AMBAC)(a)	5.25%	12/15/2023	1,000	1,029,365

Series 2006 A, RB (INS - AGM)(a)	5.50%	12/15/2022	1,000	1,008,858

Series 2006 A, RB (INS - AGM)(a)	5.25%	12/15/2023	1,370	1,417,981

Series 2010 D, RB	5.25%	12/15/2023	4,505	4,643,642

Series 2018 A, Ref. RB	5.00%	06/15/2028	5,000	5,384,148

Series 2018 A, Ref. RN	5.00%	06/15/2024	3,500	3,636,385

New Jersey (State of) Turnpike Authority;
Series 2014 A, RB	5.00%	01/01/2032	16,105	16,702,858

Series 2014 A, RB	5.00%	01/01/2033	14,910	15,444,333

Series 2014 A, RB	5.00%	01/01/2034	17,000	17,586,750

New Jersey Economic Development Authority; Series 2012 KK, RB	5.00%	03/01/2027	185	185,000

North Caldwell School District; Series 2010, Ref. GO Bonds (CEP - Oregon School Bond Guaranty)	4.00%	02/15/2023	515	515,662

Salem (County of), NJ Pollution Control Financing Authority (Chambers); Series 2014 A, PCR(f)(i)	5.00%	12/01/2023	655	667,135

Tender Option Bond Trust Receipts/Certificates;
Series 2016-XF1059, VRD Ctfs. (INS - AMBAC)(a)(c)(d)	1.59%	12/15/2036	40,889	40,889,000

Series 2017-XF2482, VRD Ctfs. (INS - BAM)(a)(c)(d)	1.60%	03/01/2042	3,935	3,935,000

Union (County of), NJ Industrial Pollution Control Financing Authority (Exxon); Series 1994, Ref. VRD RB(d)	0.82%	07/01/2033	17,135	17,135,000

				191,119,647

New Mexico–0.13%
New Mexico (State of) Hospital Equipment Loan Council (La Vida Expansion);
Series 2019 C, RB	2.25%	07/01/2023	1,550	1,537,117

Series 2019 C, RB	2.38%	07/01/2024	1,550	1,550,078

Saltillo Public Improvement District;
Series 2018, Ref. RB (INS - BAM)(a)	4.00%	10/01/2024	105	107,897

Series 2018, Ref. RB (INS - BAM)(a)	4.00%	10/01/2025	160	166,406

				3,361,498

New York–15.70%
Erie (County of), NY Industrial Development Agency (The) (City of Buffalo School District); Series 2013 A, RB	5.00%	05/01/2027	250	254,185

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

New York–(continued)
Long Island (City of), NY Power Authority;
Series 2012 B, RB	5.00%	09/01/2023	$800	$801,752

Series 2012 B, RB	5.00%	09/01/2024	2,035	2,039,462

Metropolitan Transportation Authority;
Series 2012 A, Ref. RB	5.00%	11/15/2023	250	251,315

Series 2012 A, Ref. RB	5.00%	11/15/2024	450	452,302

Series 2012 A, Ref. RB	5.00%	11/15/2025	700	703,668

Series 2012 C, RB(b)(f)	5.00%	11/15/2022	8,095	8,135,647

Series 2012 C, RB(b)(f)	5.00%	11/15/2022	5,625	5,653,244

Series 2012 D, Ref. RB(b)(f)	5.00%	11/15/2022	14,985	15,057,160

Series 2012 D, Ref. RB	5.00%	11/15/2025	365	366,728

Series 2012 F, Ref. RB(b)(f)	5.00%	11/15/2022	10,000	10,056,389

Series 2012 F, Ref. RB	5.00%	11/15/2024	940	944,482

Series 2012 F, Ref. RB(f)	5.00%	11/15/2030	8,410	8,449,458

Series 2015 D-1, Ref. RB	5.00%	11/15/2024	115	120,188

Series 2015 F, Ref. RB	5.00%	11/15/2027	525	551,375

Metropolitan Transportation Authority (Green Bonds);
Series 2016 A2, Ref. RB	5.00%	11/15/2023	1,450	1,493,235

Series 2016 A2, Ref. RB	4.00%	11/15/2025	145	148,884

Series 2017 B, Ref. RB	5.00%	11/15/2024	3,500	3,657,885

Series 2017 C-1, Ref. RB	5.00%	11/15/2023	3,000	3,089,452

Series 2017 C-1, Ref. RB	5.00%	11/15/2026	605	645,909

Series 2018 B, Ref. RB	5.00%	11/15/2023	2,200	2,265,598

Series 2018 B, Ref. RB	5.00%	11/15/2024	175	182,894

Monroe County Industrial Development Corp. (Rochester Schools Modernization); Series 2013, RB	5.00%	05/01/2024	125	127,114

Nassau County Tobacco Settlement Corp.; Series 2006 A-2, RB	5.25%	06/01/2026	2,712	2,694,398

New York & New Jersey (States of) Port Authority;
One Hundred Seventy Fifth Series 2012, RB	5.00%	12/01/2025	480	483,213

One Hundred Seventy Fifth Series 2012, RB	4.00%	12/01/2026	470	471,614

New York (City of), New York Industrial Development Agency (123 Washington LLC); Series 2007, VRD RB (LOC - Bank of China Ltd.)(d)(e)	1.15%	10/01/2042	41,180	41,180,000

New York (City of), NY;
Series 2012 B, GO Bonds	5.00%	08/01/2023	250	250,533

Series 2012 I, GO Bonds	5.00%	08/01/2023	360	360,768

Series 2012 I, GO Bonds	5.00%	08/01/2024	1,425	1,427,976

Series 2012 I, GO Bonds	5.00%	08/01/2025	520	521,211

Series 2012 I, GO Bonds	5.00%	08/01/2026	245	245,571

Series 2017 CC-2, Ref. RB	5.00%	06/15/2024	670	675,741

Subseries 2012 A-1, GO Bonds	5.00%	10/01/2022	9,070	9,090,161

Subseries 2012 G-6, VRD GO Bonds (LOC - Mizuho Bank Ltd.)(d)(e)	0.72%	04/01/2042	13,000	13,000,000

New York (City of), NY Municipal Water Finance Authority;
Series 2019 DD, RB	5.00%	06/15/2024	2,110	2,128,081

Series 2022 DD, Ref. VRD RB(d)	1.51%	06/15/2033	16,875	16,875,000

Subseries 2012 A-1, VRD RB(d)	0.82%	06/15/2044	14,085	14,085,000

New York (City of), NY Transitional Finance Authority;
Series 2012 B, Ref. RB(b)(f)	5.00%	11/01/2022	1,810	1,818,093

Series 2012 B, Ref. RB(b)(f)	5.00%	11/01/2022	5,430	5,454,278

Series 2012 B, Ref. RB(b)(f)	5.00%	11/01/2022	785	788,510

Series 2012 B, Ref. RB(b)(f)	5.00%	11/01/2022	6,035	6,061,982

Series 2012 B, Ref. RB(b)(f)	5.00%	11/01/2022	1,900	1,908,495

Series 2012 B, Ref. RB(b)(f)	5.00%	11/01/2022	13,435	13,495,068

Series 2012 E, RB(b)(f)	4.00%	11/01/2022	610	611,678

Series 2014 A-3, VRD RB(d)	0.89%	08/01/2043	27,525	27,525,000

Subseries 2012 C-1, RB	5.00%	11/01/2025	290	291,297

Subseries 2012 C-1, RB	5.00%	11/01/2027	490	492,191

Subseries 2013 H, RB	5.00%	11/01/2024	325	330,722

Subseries 2013 H, RB	5.00%	11/01/2029	110	111,775

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

New York–(continued)
New York (State of) Dormitory Authority;
Series 2012 A, Ref. RB	5.00%	12/15/2024	$6,640	$6,688,661

Series 2012 A, Ref. RB	5.00%	12/15/2025	925	931,779

Series 2012 A, Ref. RB	5.00%	12/15/2026	250	251,818

Series 2012 A, Ref. RB	5.00%	12/15/2027	15,790	15,904,803

Series 2012 A, Ref. RB	5.00%	12/15/2028	10,900	10,978,935

Series 2012 A, Ref. RB	5.00%	12/15/2029	1,345	1,354,740

Series 2012 A, Ref. RB	5.00%	06/15/2031	670	674,852

Series 2013 A, RB	5.00%	03/15/2024	200	202,789

Series 2015 A-1, Ref. RB(c)	4.80%	12/01/2023	230	223,926

Series 2015 E, Ref. RB	5.00%	03/15/2030	13,980	14,924,877

New York (State of) Dormitory Authority (Memorial Sloan Kettering Cancer); Series 1998, RB (INS - NATL)(a)	5.50%	07/01/2023	1,765	1,810,253

New York (State of) Housing Finance Agency (Flatbush Avenue Housing); Series 2010 A, VRD RB (LOC - Helaba)(d)(e)	1.52%	11/01/2044	15,000	15,000,000

New York (State of) Housing Finance Agency (Green Bonds); Series 2018 H, RB	2.75%	11/01/2022	855	855,367

New York (State of) Housing Finance Agency (Sustainability Bonds); Series 2021 D-2, RB(b)	0.25%	05/01/2023	2,000	1,961,059

New York (State of) Utility Debt Securitization Authority;
Series 2015, Ref. RB	5.00%	12/15/2024	470	473,553

Series 2015, Ref. RB	5.00%	06/15/2025	500	510,342

Series 2016 B, Ref. RB	5.00%	12/15/2024	1,100	1,108,316

Series 2017, RB	5.00%	12/15/2024	675	680,103

New York City Housing Development Corp. (Royal Properties); Series 2005 A, VRD RB (LOC - Fannie Mae)(d)(e)	1.46%	04/15/2035	17,600	17,600,000

New York City Housing Development Corp. (Sustainability Bonds); Series 2020 I-2, RB (CEP - Federal Housing Administration)(b)	0.70%	05/01/2025	5,000	4,675,471

New York City Housing Development Corp. (Sustainable Development); Series 2021 F-2, RB (CEP - Federal Housing Administration)(b)	0.60%	07/01/2025	1,000	924,904

New York City Housing Development Corp. (Sustainable Neighborhood); Series 2019, RB(b)	1.75%	07/03/2023	1,890	1,867,368

New York Counties Tobacco Trust VI;
Series 2016 B, Ref. RB	5.00%	06/01/2023	685	694,773

Series 2016 B, Ref. RB	5.00%	06/01/2026	460	483,641

New York Transportation Development Corp. (American Airlines, Inc. John F. Kennedy International Airport); Series 2020, Ref. RB(i)	5.25%	08/01/2031	15,460	16,416,220

New York Transportation Development Corp. (American Airlines, Inc.);
Series 2016, Ref. RB(i)	5.00%	08/01/2026	11,500	11,559,698

Series 2016, Ref. RB(i)	5.00%	08/01/2031	20,070	20,174,185

Orange County Funding Corp. (Mount St. Mary College); Series 2012 B, RB	4.00%	07/01/2024	695	693,040

Rib Floater Trust Various States; Series 2022-003, VRD RB(c)(d)	1.70%	11/01/2041	10,000	10,000,000

Triborough Bridge & Tunnel Authority;
Series 2012 A, RB	3.00%	11/15/2028	250	250,065

Series 2012 A, RB	5.00%	11/15/2031	250	251,200

Series 2012 B, Ref. RB	5.00%	11/15/2023	705	708,721

Series 2012 B, Ref. RB	5.00%	11/15/2024	420	422,120

Series 2012 B, Ref. RB	4.00%	11/15/2025	300	300,917

Series 2012 B, Ref. RB	5.00%	11/15/2025	2,500	2,512,619

Series 2012 B, Ref. RB	5.00%	11/15/2026	4,665	4,688,548

Series 2012 B, Ref. RB	5.00%	11/15/2027	250	251,262

Series 2012 B, Ref. RB	5.00%	11/15/2029	5,125	5,150,131

Series 2012 B, Ref. RB	5.00%	11/15/2030	650	653,174

Series 2013 C, RB	5.00%	11/15/2022	200	201,104

Westchester County Local Development Corp.; Series 2021, Ref. RB(c)	2.88%	07/01/2026	3,380	3,169,431

				406,011,447

North Carolina–0.69%
Raleigh & Durham (Cities of), NC Airport Authority; Series 2008 C, Ref. VRD RB (LOC - TD Bank N.A.)(d)(e)	1.48%	05/01/2036	17,720	17,720,000

University of North Carolina; Series 2008 A, RB (INS - AGC)(a)	4.75%	10/01/2028	10	10,020

				17,730,020

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

North Dakota–0.00%
West Fargo (City of), ND; Series 2009, GO Bonds	4.10%	11/01/2022	$100	$100,144

Ohio–3.98%
American Municipal Power, Inc. (Prairie State Energy); Series 2015 A, Ref. RB	5.00%	02/15/2027	1,000	1,033,964

Cuyahoga (County of), OH (Shaker Square); Series 2010 D, Ref. RB	5.00%	12/01/2025	950	951,971

Dayton (City of), OH (James M. Cox); Series 2014 A, Ref. RB (INS - AGM)(a)(i)	5.00%	12/01/2026	1,335	1,337,135

Franklin (County of), OH (Nationwide Children’s Hospital); Series 2017 B, Ref. VRD RB(d)	1.46%	11/01/2052	24,820	24,820,000

Mayfield Heights (City of), OH; Series 2022, GO Notes	3.00%	07/20/2023	2,000	1,996,375

Ohio (State of);
Series 2014 C, GO Bonds	5.00%	03/01/2029	500	506,547

Series 2017 A, GO Bonds	5.00%	03/15/2027	3,335	3,465,728

Series 2018 A, GO Bonds	5.00%	06/15/2029	100	101,402

Ohio (State of) (Cleveland Clinic Health System Obligated Group); Series 2018, Ref. RB(c)	5.00%	12/01/2023	2,050	2,052,990

Ohio (State of) (University Hospitals Health System, Inc.); Series 2013 A, RB	4.13%	01/15/2026	100	100,438

Ohio (State of) Higher Educational Facility Commission; Series 2006, RB (CPI Rate + 1.12%) (INS - AMBAC)(a)(g)	6.51%	12/01/2023	2,460	2,493,033

Ohio (State of) Higher Educational Facility Commission (University of Dayton); Series 2013, RB(b)(f)	5.00%	12/01/2022	300	301,926

Ohio (State of) Turnpike & Infrastructure Commission;
Series 2013 A1, RB(f)	5.25%	02/15/2032	15,000	15,181,161

Series 2013 A1, RB(f)	5.25%	02/15/2039	45,900	46,454,353

Port of Greater Cincinnati Development Authority (IPS Cincinnati LLC); Series 2021, RB(b)	4.38%	06/15/2026	1,500	1,395,109

RiverSouth Authority; Series 2007 A, RB	5.75%	12/01/2027	655	655,261

Stark (County of), OH; Series 2004, GO Bonds (INS - NATL)(a)	4.38%	12/01/2024	10	10,015

				102,857,408

Oklahoma–0.12%
McGee Creek Authority; Series 1992, RB (INS - NATL)(a)	6.00%	01/01/2023	130	131,245

Oklahoma (State of) Development Finance Authority (Sommerset); Series 2015, RB	5.00%	07/01/2025	1,190	1,193,085

Oklahoma (State of) Municipal Power Authority; Series 1992 B, RB(f)	5.75%	01/01/2024	150	156,565

University of Oklahoma (The);
Series 2014 C, Ref. RB	5.00%	07/01/2024	1,000	1,002,034

Series 2014 C, Ref. RB	5.00%	07/01/2029	250	250,301

Series 2014, Ref. RB	5.00%	07/01/2027	500	500,676

				3,233,906

Ontario–0.24%
Deutsche Bank Spears/Lifers Trust; Series 2021, VRD RB(c)(d)(i)	1.73%	04/01/2031	6,300	6,300,000

Oregon–0.73%
Metro; Series 2012 A, GO Bonds	5.00%	06/01/2025	4,320	4,325,869

Multnomah (County of), OR Hospital Facilities Authority (Green Bonds);
Series 2021 B, Ref. RB	1.20%	06/01/2028	1,150	996,366

Series 2021 B2, Ref. RB	0.95%	06/01/2027	2,965	2,623,700

Oregon (State of) Business Development Commission (Intel Corp.); Series 2010 232, RB(b)	2.40%	08/14/2023	9,575	9,537,973

Yamhill (County of), OR Hospital Authority (Friendsview); Series 2021 B-3, RB	1.75%	11/15/2026	1,435	1,345,659

				18,829,567

Pennsylvania–5.38%
Allegheny (County of), PA Higher Education Building Authority (Robert Morris University); Series 2017, RB	5.00%	10/15/2026	445	456,403

Allegheny (County of), PA Redevelopment Authority (Pittsburgh Mills); Series 2004, RB (Acquired 08/10/2017; Cost $320,749)(k)	5.60%	07/01/2023	326	293,070

Allegheny (County of), PA Sanitary Authority; Series 2013, RB (INS - BAM)(a)	5.00%	12/01/2028	145	149,796

Berks (County of), PA Municipal Authority; Series 2015 XF2049, VRD Ctfs.(c)(d)	1.60%	11/01/2044	8,420	8,420,000

Bethlehem (City of), PA; Series 2014, Ref. RB(b)(f)	5.00%	11/15/2022	735	739,039

Coatesville Area School District Building Authority;
Series 2018, RB (INS - BAM)(a)	5.00%	12/01/2022	400	402,527

Series 2018, RB (INS - BAM)(a)	5.00%	12/01/2023	400	406,440

Series 2018, RB (INS - BAM)(a)	5.00%	12/01/2024	425	432,134

Delaware (City of), PA River Joint Toll Bridge Commission; Series 2012 A, Ref. RB	5.00%	07/01/2023	350	350,945

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Pennsylvania–(continued)
Delaware (County of), PA Authority (Villanova University); Series 2016, Ref. RB	5.00%	12/01/2022	$150	$151,008

Delaware River Port Authority (Port District); Series 2012, Ref. RB	5.00%	01/01/2026	4,560	4,597,060

Geisinger Authority (Geisinger Health System); Series 2014 B, Ref. RB (1 mo. USD LIBOR + 1.07%)(b)(g)	2.83%	06/01/2024	13,600	13,563,692

Luzerne (County of), PA;
Series 2015 A, Ref. GO Bonds (INS - AGM)(a)	5.00%	11/15/2023	2,795	2,875,843

Series 2015 B, Ref. GO Bonds (INS - AGM)(a)	5.00%	05/15/2023	2,260	2,299,137

Montgomery (County of), PA Higher Education & Health Authority (Holy Redeemer Health System);
Series 2014 A, Ref. RB	5.00%	10/01/2022	1,380	1,381,865

Series 2014 A, Ref. RB	5.00%	10/01/2024	1,165	1,195,790

Pennsylvania (Commonwealth of); Second Series 2013, GO Bonds	5.00%	10/15/2025	100	102,801

Pennsylvania (Commonwealth of) Higher Educational Facilities Authority (Thomas Jefferson University); Series 2015 B, VRD RB(d)	1.77%	09/01/2045	58,030	58,030,000

Pennsylvania (Commonwealth of) Public School Building Authority (Philadelphia School District); Series 2015 A, Ref. RB	5.00%	06/01/2023	6,200	6,313,350

Pennsylvania (Commonwealth of) Turnpike Commission;
Series 2014 B, RB	5.00%	12/01/2028	920	964,994

Series 2016, Ref. RB	5.00%	06/01/2029	2,975	3,175,760

Series 2018 A-1, Ref. RB (SIFMA Municipal Swap Index + 0.60%)(g)	2.10%	12/01/2023	1,500	1,503,377

Series 2019, Ref. RB	5.00%	12/01/2022	5,325	5,358,778

Philadelphia (City of), PA Authority for Industrial Development;
Series 2013 A-1, RB	6.25%	06/15/2023	145	148,637

Series 2013, RB(b)(f)	5.00%	04/01/2023	1,765	1,790,585

Pittsburgh (City of), PA Water & Sewer Authority;
Series 2013 A, Ref. RB (INS - AGM)(a)	5.00%	09/01/2025	2,830	2,895,585

Series 2017 C, Ref. RB (SIFMA Municipal Swap Index + 0.65%), (INS - AGM)(a)(b)(g)	2.15%	12/01/2023	17,500	17,508,738

Sayre (City of), PA Health Care Facilities Authority; Series 2007, RB (3 mo. USD LIBOR + 0.78%)(g)	2.85%	12/01/2024	45	45,069

Tinicum (Town of) & Delaware (County of), PA Sewage Authority; Series 2003, RB (INS - AGM)(a)	4.25%	09/01/2022	230	230,000

Washington (County of), PA Redevelopment Authority (Victory Centre); Series 2018, Ref. RB	5.00%	07/01/2028	1,025	1,038,597

Wilkes-Barre Area School District;
Series 2016 B, GO Bonds (INS - BAM)(a)	5.00%	08/01/2024	1,010	1,055,860

Series 2016 B, GO Bonds (INS - BAM)(a)	5.00%	08/01/2026	1,160	1,261,366

				139,138,246

Puerto Rico–0.84%
Puerto Rico (Commonwealth of);
Series 2021 A, GO Bonds(h)	0.00%	07/01/2024	6,981	6,451,731

Series 2021 A-1, GO Bonds	5.25%	07/01/2023	2,017	2,047,944

Puerto Rico (Commonwealth of) Electric Power Authority;
Series 2005 RR, RB (Acquired 01/26/2021; Cost $102,008) (INS - AGC)(a)(k)	5.00%	07/01/2026	100	101,906

Series 2005 RR, RB (Acquired 01/06/2021; Cost $3,905,000) (INS - SGI)(a)(k)	5.00%	07/01/2026	3,905	3,920,919

Series 2005 RR, RB (Acquired 01/06/2021; Cost $1,505,000) (INS - SGI)(a)(k)	5.00%	07/01/2027	1,505	1,511,135

Series 2007 UU, Ref. RB (Acquired 06/15/2020; Cost $500,000) (INS - AGM)(a)(k)	5.00%	07/01/2024	500	507,500

Series 2008 WW, RB (Acquired 05/13/2020; Cost $500,000) (INS - AGC)(a)(k)	5.25%	07/01/2033	500	510,813

Puerto Rico (Commonwealth of) Highway & Transportation Authority;
Series 2002 D, RB (INS - AGM)(a)	5.00%	07/01/2027	6,085	6,129,626

Series 2003 AA, Ref. RB (INS - AGM)(a)	4.95%	07/01/2026	190	190,134

Series 2003, RB (INS - AGC)(a)	5.00%	07/01/2028	475	478,484

				21,850,192

Rhode Island–1.12%
Rhode Island (State of) Clean Water Finance Agency (Pooled Loan Issue); Series 2002 B, PCR	4.50%	10/01/2022	10	10,018

Rhode Island Commerce Corp. (Garvee); Series 2016 B, RB	5.00%	06/15/2031	1,150	1,238,359

Rhode Island Health and Educational Building Corp. (Higher Education Facilities- Brown); Series 2005 A, VRD RB(d)	1.49%	05/01/2035	27,615	27,615,000

				28,863,377

South Carolina–0.41%
Florence & Darlington (Counties of), SC Commission for Technical Education; Series 2014, Ref. RB	5.00%	03/01/2028	620	633,260

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

South Carolina–(continued)
South Carolina (State of) Jobs-Economic Development Authority (Prisma Health Obligated Group); Series 2018 C, VRD RB(d)	1.80%	05/01/2048	$10,000	$10,000,000

				10,633,260

South Dakota–0.23%
South Dakota (State of) Housing Development Authority; Series 2009 A, VRD RB(d)	1.62%	11/01/2048	5,855	5,855,000

Tennessee–1.78%
Nashville (City of) & Davidson (County of), TN Metropolitan Government Health & Educational Facilities Board (The); Series 2013 A, Ref. RB	5.00%	05/15/2027	130	132,307

Tennessee (State of) Local Development Authority; Series 2006, RB	4.13%	03/01/2023	5	5,008

Tennessee Energy Acquisition Corp.;
Series 2006 A, RB	5.25%	09/01/2022	6,285	6,285,000

Series 2006 A, RB	5.25%	09/01/2023	2,725	2,773,209

Series 2006 A, RB	5.25%	09/01/2024	15,115	15,580,693

Series 2017 A, RB(b)	4.00%	05/01/2023	21,095	21,212,166

				45,988,383

Texas–10.37%
Alamo Community College District;
Series 2007, GO Bonds (INS - NATL)(a)	4.50%	08/15/2033	590	590,699

Series 2012 A, Ref. RB	5.00%	11/01/2023	775	778,370

Alvarado Independent School District; Series 2022, GO Bonds (CEP -Texas Permanent School Fund)(b)	2.75%	08/15/2025	2,000	2,006,579

Arlington Higher Education Finance Corp. (Basis Texas Charter School); Series 2021, RB(b)(c)	4.50%	06/15/2026	1,100	1,068,255

Austin (City of), TX;
Series 2012, Ref. RB	5.00%	11/15/2030	2,360	2,371,476

Series 2017, Ref. RB	5.00%	11/15/2031	1,000	1,085,694

Brownsville (City of), TX; Series 2013 A, Ref. RB	5.00%	09/01/2024	5,000	5,118,039

Calhoun (County of), TX Navigation Industrial Development Authority; Series 2021, RN(c)(i)	3.63%	07/01/2026	4,000	3,646,920

Conroe Independent School District; Series 2016, Ref. GO Bonds (CEP -Texas Permanent School Fund)	5.00%	02/15/2029	1,000	1,079,064

Dallas & Fort Worth (Cities of), TX (Dallas/Fort Worth International Airport);
Series 2013 B, RB(b)(f)	5.00%	11/01/2022	4,565	4,584,877

Series 2013 D, Ref. RB	5.25%	11/01/2032	10,000	10,265,595

Series 2013 D, Ref. RB	5.00%	11/01/2033	8,250	8,438,563

Series 2013 F, Ref. RB	5.25%	11/01/2030	570	586,495

Series 2014 E, Ref. RB(f)	5.00%	11/01/2022	160	160,686

Dallas (City of), TX;
Series 2014, Ref. GO Bonds	5.00%	02/15/2028	3,410	3,532,423

Series 2017, Ref. GO Bonds	5.00%	02/15/2031	1,350	1,473,489

Dallas (County of), TX Hospital District; Series 2013, GO Bonds(b)(f)	5.00%	08/15/2023	1,030	1,054,966

Denton (City of), TX; Series 2017, RB	5.00%	12/01/2028	1,110	1,210,858

El Paso (County of), TX Hospital District; Series 2013, Ctfs. of Obligation	5.00%	08/15/2025	675	687,280

Grand Parkway Transportation Corp.; Series 2018, RB	5.00%	02/01/2023	4,075	4,114,598

Grand Prairie Independent School District; Series 2011, Ref. GO Bonds (CEP - Texas Permanent School Fund)	4.00%	02/15/2026	675	675,801

Guadalupe (County of) & Seguin (City of), TX Hospital Board of Managers;
Series 2015, Ref. RB	5.00%	12/01/2023	1,200	1,218,163

Series 2015, Ref. RB	5.00%	12/01/2024	1,865	1,911,885

Harris & Montgomery (Counties of), TX Municipal Utility District No. 386; Series 2014, GO Bonds (INS - AGM)(a)	4.00%	09/01/2030	620	620,595

Harris (County of), TX; Series 2015 A, Ref. GO Bonds	5.00%	10/01/2029	5,000	5,351,763

Harris County Industrial Development Corp. (Exxon Mobil Corp.); Series 1984, VRD RB(d)	0.83%	03/01/2024	12,000	12,000,000

Houston (City of), TX;
Series 2018 C, Ref. VRD RB (LOC - Barclays Bank PLC)(d)(e)	1.54%	05/15/2034	16,670	16,670,000

Series 2021 B, Ref. RB (SIFMA Municipal Swap Index + 0.01%)(b)(g)	1.51%	09/13/2022	15,000	15,000,000

Houston (City of), TX Airport System (United Airlines, Inc. Terminal E); Series 2014, Ref. RB(i)	4.75%	07/01/2024	1,095	1,107,158

Lewisville Independent School District; Series 2018, GO Bonds (CEP -Texas Permanent School Fund)	5.00%	08/15/2026	100	102,448

Lone Oak Independent School District; Series 2022, GO Bonds (CEP - Texas Permanent School Fund)	5.00%	02/15/2023	340	344,227

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Texas–(continued)
Lower Colorado River Authority;
Series 2013 A, Ref. RB	5.13%	05/15/2024	$100	$101,769

Series 2013 A, Ref. RB	5.00%	05/15/2027	785	798,207

Mission Economic Development Corp. (Natgasoline); Series 2018, Ref. RB(c)(i)	4.63%	10/01/2031	1,000	1,015,004

Mueller Local Government Corp.; Series 2009, RB	4.25%	09/01/2029	30	30,048

New Hope Cultural Education Facilities Finance Corp.;
Series 2016 A, RB(f)	5.00%	04/01/2023	385	390,581

Series 2016 A, RB(f)	5.00%	04/01/2024	405	420,285

New Hope Cultural Education Facilities Finance Corp. (CHF-Collegiate Housing Island Campus, LLC - Texas A&M University-Corpus Christi Island Campus); Series 2017 A, RB(f)	4.00%	04/01/2023	1,295	1,306,358

North Harris (County of), TX Regional Water Authority; Series 2013, Ref. RB (INS - BAM)(a)	5.00%	12/15/2030	205	205,970

North Texas Municipal Water District; Series 2016, Ref. RB	5.00%	06/01/2032	1,705	1,837,895

North Texas Tollway Authority;
Series 2016 A, Ref. RB	5.00%	01/01/2026	2,555	2,639,162

Series 2016 A, Ref. RB	5.00%	01/01/2027	2,220	2,292,831

Series 2017 A, Ref. RB	5.00%	01/01/2025	500	504,409

Series 2017 B, Ref. RB	5.00%	01/01/2024	1,000	1,008,308

Series 2017 B, Ref. RB	5.00%	01/01/2025	260	262,460

Northside Independent School District; Series 2022 B, GO Bonds (CEP - Texas Permanent School Fund)(b)	2.00%	06/01/2027	1,500	1,430,647

Permanent University Fund - Texas A&M University System; Series 2012 A, RB	5.00%	07/01/2023	250	250,747

Plano Independent School District; Series 2016 A, Ref. GO Bonds (CEP -Texas Permanent School Fund)	5.00%	02/15/2029	2,770	2,985,204

Port Arthur (Port of), TX Navigation District; Subseries 2010 D, VRD RB(d)	2.20%	11/01/2040	20,000	20,000,000

Rib Floater Trust Various States; Series 2022-006, VRD RB (LOC - Barclays Bank PLC)(c)(d)(e)	1.65%	11/15/2046	36,250	36,250,000

Robstown (City of), TX; Series 2009, Ctfs. of Obligation (INS - AGM)(a)(h)	0.00%	03/01/2024	490	465,582

Rowlett (City of), TX (Bayside Public Improvement District North Improvement Area); Series 2016, RB	4.90%	09/15/2024	65	64,527

San Antonio (City of), TX;
Series 2014, RB	5.00%	02/01/2031	5,360	5,526,030

Series 2017, RB	5.00%	02/01/2033	1,000	1,094,161

Temple (City of), TX; Series 2012, Ref. GO Bonds	5.00%	08/01/2023	225	225,465

Texas (State of) Transportation Commission; Series 2014 B, VRD RB(d)	1.50%	04/01/2032	40,000	40,000,000

Texas Municipal Gas Acquisition & Supply Corp. I; Series 2008 D, RB	6.25%	12/15/2026	20,710	22,006,924

Texas Municipal Gas Acquisition & Supply Corp. II; Series 2007, RB (SIFMA Municipal Swap Index + 0.55%)(g)	2.05%	09/15/2027	12,915	12,627,586

University of Houston; Series 2017 A, Ref. RB	5.00%	02/15/2030	1,145	1,228,472

West Travis County Public Utility Agency; Series 2017, Ref. RB (INS - BAM)(a)	5.00%	08/15/2030	1,045	1,146,256

Wink-Loving Independent School District; Series 2022, GO Bonds (CEP -Texas Permanent School Fund)	5.00%	02/15/2031	1,175	1,185,827

				268,157,681

Utah–0.04%
Grand (County of), UT School District Local Building Authority; Series 2019, RB (INS - AGM)(a)	5.00%	12/15/2022	905	911,789

Vermont–0.06%
Vermont (State of); Series 2012 E, GO Bonds	5.00%	08/15/2023	340	340,726

Vermont (State of) Educational & Health Buildings Financing Agency (Middlebury College); Series 2012, RB	5.00%	11/01/2029	1,220	1,224,636

				1,565,362

Virginia–0.01%
Norfolk (City of), VA Economic Development Authority (Sentara Healthcare); Series 2012 B, Ref. RB	5.00%	11/01/2026	150	150,636

Washington–0.70%
Auburn School District No. 408 of King & Pierce Counties; Series 2014, Ref. GO Bonds (CEP - Oregon School Bond Guaranty)	5.00%	12/01/2027	100	103,208

Central Puget Sound Regional Transit Authority; Series 1999, RB (INS - NATL)(a)	4.75%	02/01/2028	1,065	1,110,389

Kelso (City of), WA Housing Authority; Series 1998, RB	5.60%	03/01/2028	15	15,002

King (County of), WA Housing Authority; Series 2021, Ref. RB	2.00%	12/01/2022	500	499,421

King County School District No. 401 Highline; Series 2012 B, Ref. GO Bonds (CEP - Oregon School Bond Guaranty)(b)(f)	5.00%	12/01/2022	250	251,667

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Washington–(continued)
Seattle (Port of), WA; Series 2017 C, RB(i)	5.00%	05/01/2025	$275	$289,811

Tacoma (City of), WA Regional Water Supply System; Series 2013, Ref. RB	5.00%	12/01/2026	250	254,777

Washington (State of);
Series 2012 F, RB	5.00%	09/01/2022	2,200	2,200,000

Series 2013 A, GO Bonds	5.00%	08/01/2027	125	128,136

Series 2013 D, GO Bonds	5.00%	02/01/2026	250	252,876

Series 2014 C, Ref. GO Bonds	5.00%	07/01/2023	3,205	3,276,752

Series 2016 B, Ref. GO Bonds	5.00%	07/01/2030	1,000	1,075,404

Washington (State of) (Senior 520 Corridor Program); Series 2012 F, RB	5.00%	09/01/2022	600	600,000

Washington (State of) Health Care Facilities Authority (Providence Health & Services);
Series 2012 A, RB	5.00%	10/01/2025	125	125,216

Series 2012 A, RB	5.00%	10/01/2026	2,540	2,544,267

Series 2012 A, RB	5.00%	10/01/2027	2,415	2,418,898

Series 2012 A, RB	5.00%	10/01/2028	165	165,254

Series 2012 A, RB	4.25%	10/01/2040	2,800	2,799,942

				18,111,020

West Virginia–0.55%
West Virginia (State of) Hospital Finance Authority (West Virginia University Health System); Series 2018 E, Ref. VRD RB(d)	1.78%	06/01/2033	14,255	14,255,000

Wisconsin–0.51%
Southeast Wisconsin Professional Baseball Park District; Series 1998 A, Ref. RB(f)	5.50%	12/15/2026	3,360	3,645,109

Wisconsin (State of); Series 2014 3, Ref. GO Bonds	5.00%	11/01/2023	610	612,632

Wisconsin (State of) Center District;
Series 1999, Ref. RB(f)	5.25%	12/15/2023	415	419,330

Series 1999, Ref. RB (INS - AGM)(a)	5.25%	12/15/2023	450	459,333

Wisconsin (State of) Health & Educational Facilities Authority (Advocate Aurora Health Credit Group); Series 2018 C3, Ref. RB (SIFMA Municipal Swap Index + 0.55%)(b)(g)	2.05%	07/26/2023	3,750	3,739,823

Wisconsin (State of) Health & Educational Facilities Authority (Aspirus, Inc. Obligated Group); Series 2013, RB	5.00%	08/15/2027	800	814,566

Wisconsin (State of) Health & Educational Facilities Authority (Camillus Health System); Series 2019 B-2, Ref. RB	2.55%	11/01/2027	2,000	1,933,893

Wisconsin (State of) Health & Educational Facilities Authority (Unitypoint Health); Series 2014 A, RB	5.00%	12/01/2026	1,190	1,246,900

Wisconsin (State of) Public Finance Authority (The Estates at Eagle’s Pomite); Series 2016 A, RB	4.00%	01/01/2024	150	145,652

Wisconsin (State of) Public Finance Authority (Voyager Foundation, Inc.); Series 2014 A, RB(b)(f)	4.13%	10/01/2022	75	75,105

				13,092,343

Total Municipal Obligations (Cost $2,468,574,258)				2,461,358,704

U.S. Dollar Denominated Bonds & Notes–0.00%
California–0.00%
CalPlant I LLC;
Series 21A(c)	9.50%	10/12/2022	25	25,105

Series 21B(c)	9.50%	10/12/2022	90	90,376

Series 22A(c)(l)	9.50%	10/12/2022	50	50,000

Total U.S. Dollar Denominated Bonds & Notes (Cost $165,000)				165,481

TOTAL INVESTMENTS IN SECURITIES(m)–95.19% (Cost $2,468,739,258)				2,461,524,185

OTHER ASSETS LESS LIABILITIES–4.81%				124,270,377

NET ASSETS–100.00%				$2,585,794,562

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24	Invesco Short Term Municipal Fund

Investment Abbreviations:

AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
BAM	– Build America Mutual Assurance Co.
BHAC	– Berkshire Hathaway Assurance Corp.
CEP	– Credit Enhancement Provider
COP	– Certificates of Participation
CPI	– Consumer Price Index
Ctfs.	– Certificates
GNMA	– Government National Mortgage Association
GO	– General Obligation
IDR	– Industrial Development Revenue Bonds
INS	– Insurer
LIBOR	– London Interbank Offered Rate
LOC	– Letter of Credit
NATL	– National Public Finance Guarantee Corp.
PCR	– Pollution Control Revenue Bonds
RB	– Revenue Bonds
Ref.	– Refunding
RN	– Revenue Notes
SGI	– Syncora Guarantee, Inc.
SIFMA	– Securities Industry and Financial Markets Association
SOFR	– Secured Overnight Financing Rate
USD	– U.S. Dollar
VRD	– Variable Rate Demand
Wts.	– Warrants

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.

(b)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.

(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2022 was $270,090,812, which represented 10.45% of the Fund’s Net Assets.

(d)

Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on August 31, 2022.

(e)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.

(f)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.

(g)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2022.

(h)	Zero coupon bond issued at a discount.

(i)	Security subject to the alternative minimum tax.

(j)	Security subject to crossover refunding.

(k)	Restricted security. The aggregate value of these securities at August 31, 2022 was $6,845,343, which represented less than 1% of the Fund’s Net Assets.

(l)	Security valued using significant unobservable inputs (Level 3). See Note 3.

(m)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligation but may be called upon to satisfy issuer’s obligations. No concentration of any single entity was greater than 5% each.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25	Invesco Short Term Municipal Fund

Statement of Assets and Liabilities

August 31, 2022

Assets:
Investments in unaffiliated securities, at value (Cost $2,468,739,258)	$2,461,524,185

Cash	85,695,973

Receivable for:
Investments sold	27,916,746

Fund shares sold	4,183,208

Interest	20,139,786

Investments matured, at value (Cost $566,990)	342,000

Investment for trustee deferred compensation and retirement plans	51,212

Other assets	153,495

Total assets	2,600,006,605

Liabilities:
Payable for:
Investments purchased	3,553,656

Dividends	864,411

Fund shares reacquired	8,771,712

Accrued fees to affiliates	886,013

Accrued trustees’ and officers’ fees and benefits	3,807

Accrued other operating expenses	81,232

Trustee deferred compensation and retirement plans	51,212

Total liabilities	14,212,043

Net assets applicable to shares outstanding	$2,585,794,562

Net assets consist of:
Shares of beneficial interest	$2,612,743,868

Distributable earnings (loss)	(26,949,306)

$2,585,794,562

Net Assets:
Class A	$1,001,760,718

Class Y	$1,538,306,801

Class R6	$45,727,043

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	268,254,192

Class Y	411,921,862

Class R6	12,205,074

Class A:
Net asset value and offering price per share	$3.73

Class Y:
Net asset value and offering price per share	$3.73

Class R6:
Net asset value and offering price per share	$3.75

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26	Invesco Short Term Municipal Fund

Statement of Operations

For the year ended August 31, 2022

Investment income:
Interest	$39,567,709

Expenses:
Advisory fees	11,269,340

Administrative services fees	427,109

Custodian fees	19,357

Distribution fees:
Class A	3,183,149

Class C	270,734

Interest, facilities and maintenance fees	507,631

Transfer agent fees – A, C and Y	2,512,064

Transfer agent fees – R6	5,581

Trustees’ and officers’ fees and benefits	41,806

Registration and filing fees	361,189

Reports to shareholders	23,693

Professional services fees	96,484

Other	31,733

Total expenses	18,749,870

Less: Expense offset arrangement(s)	(209)

Net expenses	18,749,661

Net investment income	20,818,048

Realized and unrealized gain (loss) from:
Net realized gain (loss) from unaffiliated investment securities	(1,327,151)

Change in net unrealized appreciation (depreciation) of unaffiliated investment securities	(49,188,704)

Net realized and unrealized gain (loss)	(50,515,855)

Net increase (decrease) in net assets resulting from operations	$(29,697,807)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27	Invesco Short Term Municipal Fund

Statement of Changes in Net Assets

For the years ended August 31, 2022 and 2021

	2022	2021

Operations:
Net investment income	$20,818,048	$20,509,508

Net realized gain (loss)	(1,327,151)	(1,321,954)

Change in net unrealized appreciation (depreciation)	(49,188,704)	5,023,245

Net increase (decrease) in net assets resulting from operations	(29,697,807)	24,210,799

Distributions to shareholders from distributable earnings:
Class A	(6,008,801)	(8,582,402)

Class C	(3,851)	(63,305)

Class Y	(12,710,418)	(14,391,786)

Class R6	(299,912)	(47,315)

Total distributions from distributable earnings	(19,022,982)	(23,084,808)

Share transactions–net:
Class A	(559,051,213)	684,393,589

Class C	(37,125,481)	(15,486,209)

Class Y	(198,850,549)	532,658,818

Class R6	20,887,859	22,528,832

Net increase (decrease) in net assets resulting from share transactions	(774,139,384)	1,224,095,030

Net increase (decrease) in net assets	(822,860,173)	1,225,221,021

Net assets:
Beginning of year	3,408,654,735	2,183,433,714

End of year	$2,585,794,562	$3,408,654,735

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28	Invesco Short Term Municipal Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 08/31/22	$3.79	$0.02	$(0.06)	$(0.04)	$(0.02)	$3.73	(1.08)%	$1,001,761	0.75%		0.75%		0.74%		0.57%		114%
Year ended 08/31/21	3.79	0.02	0.01	0.03	(0.03)	3.79	0.72	1,581,245	0.78		0.78		0.75		0.59		24
Year ended 08/31/20	3.77	0.06	0.02	0.08	(0.06)	3.79	2.14	896,488	0.82		0.82		0.76		1.56		89
Three months ended 08/31/19	3.75	0.02	0.02	0.04	(0.02)	3.77	1.03	405,334	0.82	(d)	0.82	(d)	0.76	(d)	1.72	(d)	13
Year ended 05/31/19	3.72	0.07	0.03	0.10	(0.07)	3.75	2.74	402,504	0.85		0.85		0.77		1.85		69
Year ended 05/31/18	3.75	0.07	(0.04)	0.03	(0.06)	3.72	0.94	413,457	0.86		0.86		0.79		1.84		80

Class Y
Year ended 08/31/22	3.80	0.03	(0.07)	(0.04)	(0.03)	3.73	(1.08)	1,538,307	0.50		0.50		0.49		0.82		114
Year ended 08/31/21	3.79	0.03	0.02	0.05	(0.04)	3.80	1.24	1,764,272	0.53		0.53		0.50		0.84		24
Year ended 08/31/20	3.77	0.07	0.02	0.09	(0.07)	3.79	2.39	1,230,817	0.57		0.57		0.51		1.81		89
Three months ended 08/31/19	3.75	0.02	0.02	0.04	(0.02)	3.77	1.09	797,580	0.57	(d)	0.57	(d)	0.51	(d)	1.97	(d)	13
Year ended 05/31/19	3.72	0.08	0.03	0.11	(0.08)	3.75	3.00	786,224	0.60		0.60		0.52		2.09		69
Year ended 05/31/18	3.75	0.08	(0.04)	0.04	(0.07)	3.72	1.19	594,628	0.61		0.61		0.54		2.09		80

Class R6
Year ended 08/31/22	3.81	0.03	(0.06)	(0.03)	(0.03)	3.75	(0.75)	45,727	0.44		0.44		0.43		0.88		114
Year ended 08/31/21	3.80	0.03	0.02	0.05	(0.04)	3.81	1.32	25,405	0.44		0.44		0.41		0.93		24
Year ended 08/31/20	3.77	0.07	0.03	0.10	(0.07)	3.80	2.72	2,903	0.50		0.51		0.44		1.88		89
Three months ended 08/31/19	3.75	0.02	0.02	0.04	(0.02)	3.77	1.10	10	0.50	(d)	0.50	(d)	0.44	(d)	2.05	(d)	13
Period ended 05/31/19(e)	3.75	0.00	0.00	0.00	(0.00)	3.75	2.73	10	0.50	(d)	0.50	(d)	0.42	(d)	2.20	(d)	69

(a)	Calculated using average shares outstanding.
(b)

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Annualized.
(e)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29	Invesco Short Term Municipal Fund

Notes to Financial Statements

August 31, 2022

NOTE 1–Significant Accounting Policies

Invesco Short Term Municipal Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek tax-free income.

The Fund currently consists of three different classes of shares: Class A, Class Y and Class R6. Class Y shares are available only to certain investors. Class A, Class Y and Class R6 shares are sold at net asset value. Effective January 18, 2022, Class C shares of the Fund were closed to new investors. Only investors who were invested in Class C shares of the Fund on or prior to January 18, 2022, were permitted to continue making additional purchases of Class C shares. All existing Class C shares of the Fund were automatically converted to Class A shares of the Fund by June 30, 2022.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Securities generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations are not readily available and not representative of market value in the Adviser’s judgment (“unreliable”) are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal

30	Invesco Short Term Municipal Fund

Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Interest, Facilities and Maintenance Fees – Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, administrative expenses and other expenses associated with establishing and maintaining the line of credit.

H.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Securities Purchased on a When-Issued and Delayed Delivery Basis – The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

K.

Other Risks - The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located. Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities. There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

During the period, the Fund experienced a low interest rate environment created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs. Additionally, from time to time, uncertainty regarding the status of negotiations in the U.S. Government to increase the statutory debt limit, commonly called the “debt ceiling”, could increase the risk that the U.S. Government may default on payments on certain U.S. Government securities, cause the credit rating of the U.S. Government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. Government-sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of a Fund that holds securities of that entity will be adversely impacted.

Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

L.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate*

First $100 million	0.500%

Next $150 million	0.450%

Next $250 million	0.425%

Next $500 million	0.400%

Next $4 billion	0.370%

Over $5 billion	0.350%

*

The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser. For the year ended August 31, 2022, the effective advisory fee rate incurred by the Fund was 0.37%.

31	Invesco Short Term Municipal Fund

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

The Adviser has contractually agreed, through at least June 30, 2023, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class Y and Class R6 shares to 1.50%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). Prior to their conversion to Class A shares, the expense limit for Class C shares was 2.25% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class Y and Class R6 shares of the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A shares (the “Plan”). The Fund, pursuant to the Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. Prior to their conversion to Class A shares, the Fund paid IDI compensation at an annual rate of 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2022, expenses incurred under the Plan are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2022, IDI advised the Fund that IDI retained $26,228 in front-end sales commissions from the sale of Class A shares and $24,465 and $1,722 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Municipal Obligations	$–	$2,461,358,704	$–	$2,461,358,704

U.S. Dollar Denominated Bonds & Notes	–	115,481	50,000	165,481

Total Investments in Securities	–	2,461,474,185	50,000	2,461,524,185

Other Investments - Assets

Investments Matured	–	342,000	–	342,000

Total Investments	$–	$2,461,816,185	$50,000	$2,461,866,185

32	Invesco Short Term Municipal Fund

NOTE 4–Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended August 31, 2022, the Fund engaged in securities purchases of $165,347,016 and securities sales of $94,259,286, which did not result in any net realized gains (losses).

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2022, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $209.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances and Borrowings

The Fund had entered into a revolving credit and security agreement, which enabled the Fund to participate with certain other Invesco Funds in a committed secured borrowing facility that permitted borrowings up to $2.0 billion, collectively by certain Invesco Funds, and which expired on February 24, 2022. Effective February 24, 2022, the Fund will no longer participate in a revolving credit and security agreement with certain other Invesco Funds for its borrowing. The revolving credit and security agreement was secured by the assets of the Fund. The Fund was subject to certain covenants relating to the revolving credit and security agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the revolving credit and security agreement. During the year ended August 31, 2022, the Fund did not borrow under this agreement.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2022 and 2021:

	2022	2021

Ordinary income*	$402,902	$139,314

Ordinary income-tax-exempt	18,620,080	22,945,494

Total distributions	$19,022,982	$23,084,808

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2022

Undistributed tax-exempt income	$3,965,883

Net unrealized appreciation (depreciation) — investments	(8,418,064)

Temporary book/tax differences	(37,393)

Capital loss carryforward	(22,459,732)

Shares of beneficial interest	2,612,743,868

Total net assets	$2,585,794,562

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, amortization and accretion on debt securities.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

33	Invesco Short Term Municipal Fund

The Fund has a capital loss carryforward as of August 31, 2022, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$9,393,733	$13,065,999	$22,459,732

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2022 was $3,251,550,181 and $4,093,002,002, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$4,537,420

Aggregate unrealized (depreciation) of investments	(12,955,484)

Net unrealized appreciation (depreciation) of investments	$(8,418,064)

Cost of investments for tax purposes is $2,470,284,249.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of amortization and accretion on debt securities and market discounts, on August 31, 2022, undistributed net investment income was increased by $3,035,526, undistributed net realized gain (loss) was decreased by $3,035,529 and shares of beneficial interest was increased by $3. This reclassification had no effect on the net assets of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Year ended August 31, 2022(a)		Year ended August 31, 2021
	Shares	Amount	Shares	Amount

Sold:
Class A	117,070,926	$441,433,972	371,121,447	$1,409,322,060

Class C(b)	545,403	2,054,311	1,967,724	7,461,522

Class Y	322,528,289	1,214,169,350	335,523,080	1,274,105,168

Class R6	9,033,747	34,071,086	6,735,872	25,658,620

Issued as reinvestment of dividends:
Class A	1,173,576	4,406,761	1,690,592	6,416,390

Class C(b)	3	13	14,291	54,146

Class Y	2,240,517	8,418,611	2,801,275	10,632,794

Class R6	8,773	33,019	3,837	14,601

Automatic conversion of Class C shares to Class A shares:
Class A	2,324,699	8,721,184	2,798,837	10,631,504

Class C	(2,335,886)	(8,721,184)	(2,799,261)	(10,631,504)

Reacquired:
Class A	(268,989,560)	(1,013,613,130)	(195,360,535)	(741,976,365)

Class C(b)	(8,167,903)	(30,458,621)	(3,259,699)	(12,370,373)

Class Y	(377,691,670)	(1,421,438,510)	(198,039,558)	(752,079,144)

Class R6	(3,513,548)	(13,216,246)	(827,482)	(3,144,389)

Net increase (decrease) in share activity	(205,772,634)	$(774,139,384)	322,370,420	$1,224,095,030

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 74% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Class C shares activity for the period September 1, 2021 through June 30, 2022 (date of conversion).

34	Invesco Short Term Municipal Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Short Term Municipal Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Short Term Municipal Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the “Fund”) as of August 31, 2022, the related statement of operations for the year ended August 31, 2022, the statement of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2022 and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights
For each of the three years in the period ended August 31, 2022, the three months ended August 31, 2019 and the year ended May 31, 2019 for Class A and Class Y For each of the three years in the period ended August 31, 2022, the three months ended August 31, 2019 and the period May 24, 2019 (commencement date) through May 31, 2019 for Class R6

The financial statements of Oppenheimer Short Term Municipal Fund (subsequently renamed Invesco Short Term Municipal Fund) as of and for the year ended May 31, 2018 and the financial highlights for the year then ended (not presented herein, other than the financial highlights) were audited by other auditors whose report dated July 25, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

October 21, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

35	Invesco Short Term Municipal Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2022 through August 31, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/22)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$993.20	$3.77	$1,021.42	$3.82	0.75%
Class Y	1,000.00	994.50	2.51	1,022.68	2.55	0.50
Class R6	1,000.00	997.50	2.16	1,023.04	2.19	0.43

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2022 through August 31, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

36	Invesco Short Term Municipal Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2022, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Short Term Municipal Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2022. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2022 and June 13, 2022, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to detailed follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2022.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the remote and hybrid working environment resulting from the novel coronavirus (“COVID-19”) pandemic and paved the way for a hybrid working framework in a normalized environment as employees return to the office. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2021 to the performance of funds in the Broadridge performance universe and against the S&P Municipal Bond Short Index (Index). The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one year period, the third quintile for the three year period and the first quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one and three year periods and reasonably comparable to the performance of the Index for the five year period. The

37	Invesco Short Term Municipal Fund

Board considered that the Fund was created in connection with Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”) and that the Fund’s performance prior to the closing of the Transaction on May 24, 2019 is that of its predecessor fund. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was reasonably comparable to the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s actual management fees and total expense ratio were each in the fifth quintile of its expense group and contractual management fees were in the fourth quintile of its expense group, and discussed with management reasons for such relative actual management fees, total expenses and contractual management fees. The Board requested and considered additional information from management regarding the Fund’s actual and contractual management fees in light of current asset levels, as well as the Fund’s total expenses relative to peers. As previously noted, the independent Trustees reviewed and considered information provided in response to detailed follow-up requests for information submitted by the independent Trustees to management, including with respect to management’s philosophy regarding breakpoints in the Fund’s contractual management fee schedule. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer, and subsequently with representatives of management.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

    The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

38	Invesco Short Term Municipal Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2022:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
Tax-Exempt Interest Dividends*	97.88%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

39	Invesco Short Term Municipal Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			190	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Short Term Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown - 1968 Trustee and Chair	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	190	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler -1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	190	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	190	Insperity, Inc. (formerly known as Administaff) (human resources provider); Member of Regional Board of Directors and Board of Directors, First Financial Bancorp (regional bank)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			190	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	190	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis - 1950 Trustee	2003	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	190	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Short Term Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			190	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury and Director, ON Semiconductor Corporation (semiconductor manufacturing)	190	None
Ann Barnett Stern[2] - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment, Inc. a private philanthropic institution (private philanthropic institution) Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP and Andrews & Kurth LLP	190	Trustee and Board Vice Chair of Holdsworth Center (non-profit); Trustee and Chair of Nomination/Governance Committee, Good Reason Houston, (non-profit); Trustee and Investment Committee member of University of Texas Law School Foundation (non-profit); Board Member of Greater Houston Partnership (non-profit); Advisory Board member, Baker Institute for Public Policy at Rice University (non-profit) Formerly: Director and Audit Committee Member of Federal Reserve Bank of Dallas
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	190	None
Daniel S. Vandivort –1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management, 1994-2007; Trustee and Chair, Weiss Peck and Greer Funds Board, 2004-2005; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management, 1984-1994.	190	Formerly: Trustee and Governance Chair, Oppenheimer Funds, 2014-2019; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America, 2016-2019

[2]	Effective September 14, 2022, Ms. Ann Barnett Stern resigned as a Trustee of the Trust.

T-3	Invesco Short Term Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	2003

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Senior Vice President, Invesco Group Services, Inc.; Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Short Term Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes- 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Short Term Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds; and Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets)

Formerly, Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; Associate, Gaston Snow & Ely Bartlett

			N/A	N/A
			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021
Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-6	Invesco Short Term Municipal Fund

(This page intentionally left blank)

(This page intentionally left blank)

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-09913 and 333-36074	Invesco Distributors, Inc.	O-STM-AR-1

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are Cynthia Hostetler, Anthony J. LaCava, Jr., and Robert C. Troccoli. Cynthia Hostetler, Anthony J. LaCava, Jr., and Robert C. Troccoli are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Pursuant to PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, PricewaterhouseCoopers LLC (“PwC”) advised the Registrant’s Audit Committee of the following two matters identified since the previous annual Form N-CSR filing that may be reasonably thought to bear on PwC’s independence. PwC advised the Audit Committee that one PwC Senior Associate and one PwC Partner each held financial interests directly in an investment company within the complex that includes the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively the “Invesco Funds Investment Company Complex”) that were inconsistent with the requirements of Rule 2-01(c)(1) of SEC Regulation S-X. In reporting each matter to the Audit Committee, PwC noted, among other things, that the impermissible holdings were disposed of by the individuals, the individuals were not in the chain of command of the audit or the audit partners of the Funds, the financial interests were not material to the net worth of each individual or his or her respective immediate family members and the Funds’ audit engagement team was unaware of the impermissible holdings until after the matters were confirmed to be independence exceptions In addition, PwC considered that the audit services performed by the PwC Senior Associate were reviewed by team members at least two levels higher than the individual and the individual did not have any decision making responsibility for matters that materially affected the audit and that the PwC Partner provided non-audit services that were not relied upon by the audit engagement team in the audits of the financial statements of the Funds. Based on the mitigating factors noted above, PwC advised the Audit Committee that it concluded individually for each matter and in the aggregate, that its objectivity and impartiality with respect to all issues encompassed within the audit engagement has not been impaired and it believes that a reasonable investor with knowledge of all relevant facts and circumstances for the violations would conclude PwC is capable of exercising objective and impartial judgment on all issues encompassed within the audits of the financial statements of the Funds in the Registrant for the impacted periods.

(a) to (d)

Fees Billed by PwC Related to the Registrant

PwC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2022	Fees Billed for Services Rendered to the Registrant for fiscal year end 2021
Audit Fees	$674,525	$612,675
Audit-Related Fees(1)	$0	$30,531
Tax Fees(2)	$273,067	$312,134
All Other Fees	$0	$0

Total Fees	$947,592	$955,340

(1)	Audit-Related Fees for the fiscal years ended August 31, 2021 includes fees billed for reviewing regulatory filings.
(2)

Tax Fees for the fiscal years ended August 31, 2022 and August 31, 2021 includes fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise tax and year-to-date estimates for various book-to-tax differences.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Invesco Affiliates that were required to be pre-approved.

	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2022 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2021 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees(1)	$760,000	$821,000
Tax Fees	$0	$0
All Other Fees	$0	$0

Total Fees	$760,000	$821,000

(1)	Audit-Related Fees for the fiscal years ended 2022 and 2021 include fees billed related to reviewing controls at a service organization.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended March 29, 2017

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

[1]	Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement, between Audit Committee meetings. Such delegation does not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

•	Management functions;

•	Human resources;

•	Broker-dealer, investment adviser, or investment banking services ;

•	Legal services;

•	Expert services unrelated to the audit;

•	Any service or product provided for a contingent fee or a commission;

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;

•	Tax services for persons in financial reporting oversight roles at the Fund; and

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client;

•	Financial information systems design and implementation;

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

•	Actuarial services; and

•	Internal audit outsourcing services.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) In addition to the amounts shown in the tables above, PwC billed Invesco and Invesco Affiliates aggregate fees of $6,812,000 for the fiscal year ended August 31, 2022 and $5,966,000 for the fiscal year ended August 31, 2021. In total, PwC billed the Registrant, Invesco and Invesco Affiliates aggregate non-audit fees of $7,845,067 for the fiscal year ended August 31, 2022 and $7,099,134 for the fiscal year ended August 31, 2021.

PwC provided audit services to the Investment Company complex of approximately $31 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PwC’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

As of October 18, 2022, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of October 18, 2022, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

13(a) (1)	Code of Ethics.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002.

13(a) (3)	Not applicable.

13(a) (4)	Not applicable.

13(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	AIM Counselor Series Trust (Invesco Counselor Series Trust)

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	November 4, 2022

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	November 4, 2022

By:	/s/ Adrien Deberghes
Adrien Deberghes
Principal Financial Officer

Date:	November 4, 2022